UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-09903

BNY Mellon Funds Trust
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	08/31
Date of reporting period:	08/31/2016

FORM N-CSR

Item 1.                         Reports to Stockholders.

The BNY Mellon Funds

BNY Mellon Large Cap Stock Fund

BNY Mellon Large Cap Market Opportunities Fund

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund

BNY Mellon Income Stock Fund

BNY Mellon Mid Cap Multi-Strategy Fund

BNY Mellon Small Cap Multi-Strategy Fund

BNY Mellon Focused Equity Opportunities Fund

BNY Mellon Small/Mid Cap Multi-Strategy Fund

BNY Mellon International Fund

BNY Mellon Emerging Markets Fund

BNY Mellon International Appreciation Fund

BNY Mellon International Equity Income Fund

BNY Mellon Asset Allocation Fund

ANNUAL REPORT August 31, 2016

Contents

THE FUNDS

FOR MORE INFORMATION

Back Cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Funds Trust, covering the 12-month period from September 1, 2015 through August 31, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Despite tumultuous swings in market sentiment stemming from global economic developments, stocks and bonds generally produced strong returns over the reporting period. During the fall of 2015, investors reacted cautiously to sluggish global economic growth, plummeting commodity prices, and the first increase in short-term U.S. interest rates in nearly a decade. These worries sparked particularly sharp declines in equities in January 2016, but investor sentiment soon improved when U.S. monetary policymakers refrained from additional rate hikes, other central banks eased their monetary policies further, and commodity prices rebounded. Stocks mostly rallied over the ensuing months, driving several broad measures of stock market performance to new record highs. In the bond market, aggressively accommodative monetary policies and robust investor demand for current income sent yields of high-quality sovereign bonds lower and their prices higher.

Recently we have seen evidence that investors may be shifting their focus away from macroeconomic influences and toward underlying company and industry fundamentals. This development—along with wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets—suggests that selectivity may be a more important determinant of investment success over the months ahead. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Sincerely,

Patrick T. Crowe
President
BNY Mellon Funds Trust
September 15, 2016

3

DISCUSSION OF FUND PERFORMANCE

For the period from September 1, 2015 through August 31, 2016, as provided by C. Wesley Boggs, William S. Cazalet, CAIA, Ronald P. Gala, CFA, and Peter D. Goslin, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2016, BNY Mellon Large Cap Stock Fund’s Class M shares produced a total return of 7.31%, and Investor shares produced a total return of 7.04%.1 In comparison, the Standard & Poor’s 500® Composite Stock Price Index (the “Index”), the fund’s benchmark, produced a total return of 12.53% for the same period.2

U.S. stocks achieved double-digit returns, on average, as a rally over the reporting period’s second half sent several broad measures of stock market performance to record highs. The fund lagged its benchmark, mainly due to security selection shortfalls in the industrials and consumer staples sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks of large capitalization companies (those with market capitalizations of $5 billion or more at the time of purchase).

We apply a systematic, quantitative investment approach designed to identify and exploit relative misvaluations primarily within large-cap U.S. stocks. We use a proprietary valuation model that identifies and ranks stocks to construct the fund’s portfolio. We construct the fund’s portfolio through a systematic structured approach, focusing on stock selection as opposed to making proactive decisions as to industry or sector exposure. Within each sector and style subset, the fund overweights the most attractive stocks and underweights or zero weights the stocks that have been ranked least attractive. The fund typically will hold between 100 and 175 securities.

Stocks Advanced Strongly Despite Headwinds

Stocks proved volatile over the final four months of 2015 when global investors grew more averse to risks in light of sluggish growth in Europe, Japan, and other international markets, and U.S. investors responded cautiously to the first increase in short-term U.S. interest rates in nearly a decade. In January 2016, disappointing economic data in China sparked severe declines in commodity prices, and investors worried that additional U.S. rate hikes might weigh on the domestic economic recovery. Consequently, large-cap stocks fell sharply during the month.

The market changed direction in mid-February as investors responded positively to relatively strong U.S. economic data and better-than-expected corporate earnings. The market rally continued through the spring when commodity prices began to rebound, the Federal Reserve Board refrained from implementing additional rate hikes, and overseas central banks further eased their monetary policies. Although a referendum in the United Kingdom, commonly known as “Brexit”, to leave the European Union introduced renewed market turmoil in late June, equities bounced back quickly, enabling the Index to reach record highs in July and August.

Income-Oriented Stocks Led Market’s Advance

In a market environment motivated mainly by changing investor sentiment, companies exhibiting the fundamental characteristics considered by the fund’s quantitative process were not rewarded to the extent they have been in the past. Investors seeking higher levels of income than were available from high-quality sovereign bonds turned instead to dividend-paying stocks in traditionally defensive market sectors, such as utilities and telecommunications companies, often regardless of underlying valuations and growth prospects. Consequently, the fund’s security selections generally lagged market averages.

In addition, results in the industrials sector were undermined by air carriers JetBlue Airways and Delta Air Lines, which were hurt by industry-wide capacity issues and the rebound in fuel prices. An underweighted position in industrial conglomerate General Electric prevented the fund from participating more fully in its gains. In the consumer staples sector, agricultural commodities producers Archer Daniels Midland and Bunge struggled with declining grain prices, a trend that persisted through the spring of 2016. Finally, among energy companies, oil refiners Valero Energy and Tesoro experienced deteriorating profit margins when input costs increased.

On a more positive note, the fund achieved better relative results in the health care sector, where pharmaceutical developers Johnson & Johnson and Merck & Co. benefited from strong earnings momentum. Merck’s results also were boosted by waning competitive pressures after a rival’s new product encountered a regulatory setback. These winners more than offset a decline posted by biopharmaceutical firm Gilead Sciences, which saw intensifying pricing pressures. In other areas, Internet registry VeriSign climbed due to strong domain-name renewal activity and rising international demand for .com and .net web addresses.

Maintaining a Focus on Fundamentals

In our analysis, investors are likely to return their focus to underlying company fundamentals as global economic and political conditions stabilize. We have maintained the fund’s disciplined investment approach, which favors high-quality companies with what we believe are attractive valuations and potential for earnings growth. Although the fund’s assets have remained broadly diversified across the Index’s various economic sectors, our quantitative models recently have identified an ample number of opportunities in the health care sector, but we have found relatively few meeting our investment criteria in the utilities sector.

September 15, 2016

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — Reflects the monthly reinvestment of dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500® Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

4

For the period from September 1, 2015 through August 31, 2016, as provided by Caroline Lee Tsao, Primary Portfolio Manager responsible for investment allocation decisions

Market and Fund Performance Overview

For the 12-month period ended August 31, 2016, BNY Mellon Large Cap Market Opportunities Fund’s Class M shares produced a total return of 10.27%, and Investor shares produced a total return of 9.90%.1 In comparison, the Standard & Poor’s 500® Composite Stock Price Index (the “Index”), the fund’s benchmark, produced a total return of 12.53% for the reporting period.2

Large-cap stocks achieved substantial gains when a market rally over the reporting period’s second half more than offset losses incurred during the first half. The fund lagged its benchmark due to shortfalls among four of the fund’s five underlying investment strategies to which allocations were made.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of large-cap companies, currently defined to be those companies with total market capitalizations of $5 billion or more at the time of purchase. The fund normally allocates its assets among multiple investment strategies, each employed by the fund’s investment adviser or its affiliates that invest primarily in equity securities issued by large-cap companies. The fund is designed to provide exposure to various large-cap equity portfolio managers and investment strategies and styles, including some or all of the following: the Focused Equity Strategy, U.S. Large Cap Equity Strategy, Dynamic Large Cap Value Strategy, Large Cap Growth Strategy, U.S. Large Cap Growth Strategy, Income Stock Strategy, Appreciation Strategy, and Large Cap Dividend Strategy, all as more particularly described in the fund’s prospectus. The fund invests directly in securities or in other mutual funds advised by the fund’s investment adviser or its affiliates.

The fund’s investment adviser determines the investment strategies, sets the target allocations, monitors portfolio trading activity within the investment strategies, and executes all purchases and sales of portfolio securities of the fund.

Stocks Advanced Strongly Despite Headwinds

Stocks proved volatile over the final four months of 2015 when global investors grew more averse to risks in light of sluggish growth in international markets, and U.S. investors responded cautiously to the first increase in short-term U.S. interest rates in nearly a decade. In January 2016, disappointing economic data in China sparked severe declines in commodity prices, and investors worried that additional U.S. rate hikes might weigh on the domestic economic recovery. Consequently, most U.S. stocks fell sharply during the month.

The market changed direction in mid-February as investors responded positively to relatively strong U.S. economic data and better-than-expected corporate earnings. The market rally continued through the spring when commodity prices began to rebound, the Federal Reserve Board refrained from implementing additional rate hikes, and overseas central banks further eased their monetary policies. Although a referendum in the United Kingdom to leave the European Union, commonly known as “Brexit”, introduced renewed market turmoil in June, equities bounced back quickly, enabling the S&P 500® Index to achieve record highs in July and August.

Allocations and Selections Dampened Relative Results

Although the fund participated substantially in the stock market’s gains during the reporting period, its performance compared to the Index was constrained by shortfalls among four of its underlying investment strategies to which allocations were made. The Focused Equity Strategy was hurt by disappointments in the energy, health care, and financials sectors, as well as by lack of exposure to utilities and telecommunication services stocks. The Income Stock Strategy struggled with underweighted positions in the information technology and industrials sectors, as well as relatively heavy exposure to the financials and materials sectors. The Dynamic Large Cap Value Strategy encountered disappointing stock selections in the materials and financials sectors, and underweighted positions in the utilities and real estate sectors further weighed on the strategy’s relative performance. Finally, counterproductive sector allocations in the U.S. Large Cap Growth Strategy included overweighted exposure to the health care sector and an underweighted position among better-performing telecommunication services companies.

On a more positive note, the fund’s relative performance was supported during the reporting period by the U.S. Large Cap Equity Strategy, where a relatively defensive investment approach included substantially underweighted exposure to the struggling financials sector. Robust security selection in the health care sector was also a positive for the strategy.

Maintaining a Constructive Investment Posture

We remain optimistic regarding global economic trends, as we expect the choppy U.S. recovery to continue and aggressive economic stimulus measures to boost activity in overseas markets. However, market volatility seems likely to persist at least until current political uncertainties and questions surrounding U.S. monetary policy are resolved. In addition, we believe that investors will increasingly turn their attention to underlying business fundamentals, which may become a greater determinant of investment success in the months ahead.

As of the reporting period’s end, we have maintained the fund’s allocations among investment strategies and portfolio managers, and remain confident in their ability to navigate the large-cap equity market over the long term.

September 15, 2016

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund may use derivative instruments, such as options, futures, options on futures, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500® Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.

5

DISCUSSION OF FUND PERFORMANCE (continued)

For the period from September 1, 2015 through August 31, 2016, as provided by Caroline Lee Tsao, Primary Portfolio Manager responsible for investment allocation decisions

Market and Fund Performance Overview

For the 12-month period ended August 31, 2016, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund’s Class M shares produced a total return of 10.86%, and Investor shares produced a total return of 10.56%.1 In comparison, the Standard & Poor’s 500® Composite Stock Price Index (the “Index”), the fund’s benchmark, produced a total return of 12.53% for the reporting period.2

Large-cap stocks achieved substantial gains when a market rally over the reporting period’s second half more than offset losses incurred during the first half. The fund lagged its benchmark due to shortfalls among four of the fund’s six underlying investment strategies to which allocations were made.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities of large-cap companies, currently defined to be those companies with total market capitalizations of $5 billion or more at the time of purchase. The fund normally allocates its assets among multiple investment strategies, each employed by the fund’s investment adviser or its affiliates that invest primarily in equity securities issued by large-cap companies. The fund is designed to provide exposure to various large-cap equity portfolio managers and investment strategies and styles, and uses tax-sensitive strategies to reduce the impact of federal and state income taxes on its after-tax returns. The fund allocates its assets among some or all of the following: the Large Cap Core Strategy, Large Cap Tax-Sensitive Strategy, Focused Equity Strategy, U.S. Large Cap Equity Strategy, Dynamic Large Cap Value Strategy, Large Cap Growth Strategy, U.S. Large Cap Growth Strategy, Income Stock Strategy, Appreciation Strategy, and Large Cap Dividend Strategy, all as more particularly described in the fund’s prospectus. The fund invests directly in securities or in other mutual funds advised by the fund’s investment adviser or its affiliates.

The fund’s investment adviser determines the investment strategies, sets the target allocations, monitors portfolio trading activity within the investment strategies, and executes all purchases and sales of portfolio securities of the fund.

Stocks Advanced Strongly Despite Headwinds

Stocks proved volatile over the final four months of 2015 when investors grew more averse to risks due to sluggish growth in international markets and the first increase in short-term U.S. interest rates in nearly a decade. In January 2016, stocks fell sharply after a disappointing economic report from China sparked severe declines in commodity prices.

The market changed direction in mid-February as investors responded positively to relatively strong U.S. economic data and better-than-expected corporate earnings. The market rally continued through the spring when commodity prices began to rebound, the Federal Reserve Board refrained from additional rate hikes, and overseas central banks further eased their monetary policies. Although a referendum in the United Kingdom to leave the European Union, commonly known as the “Brexit”, introduced renewed market turmoil in June, equities bounced back quickly, enabling the S&P 500® Index to achieve record highs in July and August.

Allocations and Selections Dampened Relative Results

Although the fund participated substantially in the stock market’s gains, its performance compared to the Index was constrained by four of its underlying investment strategies to which allocations were made. The Focused Equity Strategy was hurt by disappointments in the energy, health care, and financials sectors, as well as by lack of exposure to utilities and telecommunication services stocks. The Income Stock Strategy struggled with underweighted positions in the information technology and industrials sectors and relatively heavy exposure to the financials and materials sectors. The Dynamic Large Cap Value Strategy encountered disappointing stock selections in the materials and financials sectors, and underweighted positions in the utilities and real estate sectors further weighed on the strategy’s relative performance. Finally, counterproductive sector allocations in the U.S. Large Cap Growth Strategy included overweighted exposure to the health care sector and an underweighted position among telecommunication services companies.

The fund’s relative performance was supported during the reporting period by the passively managed Large Cap Tax-Sensitive Strategy, which produced returns that were roughly in line with those of the index. In addition, the relatively defensive investment approach employed by the U.S. Large Cap Equity Strategy included substantially underweighted exposure to the struggling financials sector. Robust security selection in the health care sector was also a positive for the strategy.

Maintaining a Constructive Investment Posture

We remain optimistic regarding global economic trends, as we expect the choppy U.S. recovery to continue and aggressive economic stimulus measures to boost activity in overseas markets. However, market volatility seems likely to persist at least until current political uncertainties and questions surrounding U.S. monetary policy are resolved. In addition, we believe that investors will increasingly return their attention to underlying business fundamentals, may become a greater determinant of investment success in the months ahead.

As of the reporting period’s end, we have maintained the fund’s allocations among investment strategies and portfolio managers, and remain confident in their ability to navigate the large-cap equity market over the long term.

September 15, 2016

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund may use derivative instruments, such as options, futures, options on futures, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500® Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.

6

For the period from September 1, 2015 through August 31, 2016, as provided by John C. Bailer, Brian C. Ferguson, and David S. Intoppa, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2016, BNY Mellon Income Stock Fund’s Class M shares produced a total return of 14.33%, and Investor shares produced a total return of 14.14%. For the period between their inception on May 31, 2016 and August 31, 2016, BNY Mellon Income Stock Fund’s Class A shares produced a total return of 4.19%, Class C shares produced a total return of 4.00%, Class I shares produced a total return of 4.26%, and Class Y shares produced a total return of 4.26%.1 In comparison, the fund’s benchmark, the Dow Jones U.S. Select Dividend Index, produced total returns of 21.73% for the one-year period ended August 31, 2016 and 4.85% for the period from May 31, 2016 to August 31, 2016.2

Dividend-paying stocks gained value as demand for higher-yielding equities intensified in a low-interest rate environment. The fund lagged its benchmark for the reporting period, mainly due to underweighted exposure to the utilities sector and an overweighted position among financial companies.

The Fund’s Investment Approach

The fund seeks total return consisting of capital appreciation and income. To pursue its goal, the fund normally invests at least 80% of its assets in stocks. The fund seeks to focus on dividend-paying stocks and other investment techniques that produce income. We choose stocks through a disciplined investment process that combines quantitative modeling techniques, fundamental analysis, and risk management. While we attempt to manage risks by diversifying broadly across companies and industries, the fund may at times overweight certain sectors in an attempt to earn higher yields. The fund may also use derivatives as a substitute for taking a position in an underlying asset, to increase returns or income, to manage interest-rate risk, or as part of a hedging strategy.

Stocks Advanced Strongly Despite Headwinds

Stocks proved volatile over the final four months of 2015 when global investors grew more averse to risks in light of sluggish growth in international markets, and U.S. investors responded cautiously to the first increase in short-term U.S. interest rates in nearly a decade. In January 2016, disappointing economic data in China sparked severe declines in commodity prices, and investors worried that additional U.S. rate hikes might weigh on the domestic economic recovery. Consequently, most U.S. stocks fell sharply during the month.

The market changed direction in mid-February as investors responded positively to relatively strong U.S. economic data and better-than-expected corporate earnings. The market rally continued through the spring when commodity prices began to rebound, the Federal Reserve Board refrained from implementing additional rate hikes, and overseas central banks further eased their monetary policies. Although a referendum in the United Kingdom to leave the European Union, commonly known as “Brexit”, introduced renewed market turmoil in June, equities bounced back quickly, enabling the several broad measures of stock market performance to record double-digit total returns for the reporting period overall.

The performance of dividend-paying stocks was especially strong, primarily due to robust demand from global investors seeking higher levels of current income than were generally available from sovereign bonds.

Fund Strategies Produced Mixed Results

The move to negative short-term interest rates by central banks in Europe and Japan, as well as the lack of additional rate hikes in the U.S., generally hurt the profit margins of banks. The fund’s overweighted exposure to the financials sector limited its participation in the broader market’s robust rally, and the fund received disappointing results from banks and insurers such as PNC Financial Services Group, JPMorgan Chase & Co., Wells Fargo & Co., U.S. Bancorp, and Prudential Financial. The fund’s relative performance also was hampered by its underweighted exposure to utilities, which generally did not meet our valuation criteria, but which performed well during the reporting period.

In the materials sector, fertilizer producers such as CF Industries Holdings encountered industrywide supply-and-demand issues, while containerboard producer Packaging Corp. of America underperformed sector averages. Health care companies such as Pfizer and AbbVie generally were hurt by industrywide pricing pressures, and Bristol-Myers Squibb lost value after disappointing results from clinical trials of a new drug.

The fund achieved better relative results in the utilities sector where an underweighted exposure to the sector helped cushion declines when the market segment gave back some of its previous gains. Overweighted exposure to real estate investment trusts (REITs) bolstered the fund’s returns, as did strong stock selections such as telecommunications infrastructure specialist Communications Sales & Leasing. In the information technology sector, semiconductor equipment maker Applied Materials benefited from a build-out of China’s microchip manufacturing capacity, and semiconductor manufacturers Microchip Technology and Texas Instruments saw rising demand for chips used in automobiles, appliances, and other devices. In addition, communications equipment maker Cisco Systems gained value as customers upgraded to new products.

At times during the reporting period, the fund sold covered call options as it sought to enhance income and total returns.

Maintaining a Constructive Investment Posture

We remain optimistic regarding global economic trends, as we expect the choppy U.S. recovery to continue and aggressive economic stimulus measures to boost activity in overseas markets. In our judgment, interest rates should normalize gradually as the economic environment improves, helping financial companies achieve higher lending margins.

As of the reporting period’s end, we have maintained overweighted exposure to the financials, information technology, health care, telecommunication services, and consumer staples sectors. In contrast, we have identified relatively few opportunities among utilities, industrial companies, materials producers, and consumer discretionary companies.

September 15, 2016

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through June 1, 2017, for Class A, Class C, Class I, and Class Y, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns for those share classes would have been lower.

2 Source: Lipper Inc. – Reflects the reinvestment of dividends and, where applicable, capital gain distributions. The Dow Jones U.S. Select Dividend Index is an unmanaged index which represents the country’s leading stocks by dividend yield. One hundred U.S. stocks are selected to the index by dividend yield, subject to screens for dividend-per-share growth rate, dividend payout ratio, and average daily dollar trading volume. Investors cannot invest directly in any index.

7

DISCUSSION OF FUND PERFORMANCE (continued)

For the period from September 1, 2015 through August 31, 2016, as provided by Caroline Lee Tsao, Primary Portfolio Manager responsible for investment allocation decisions

Market and Fund Performance Overview

For the 12-month period ended August 31, 2016, BNY Mellon Mid Cap Multi-Strategy Fund’s Class M shares produced a total return of 7.51%, and Investor shares produced a total return of 7.26%.1 In comparison, the fund’s benchmark, the Russell Midcap® Index (the “Index”), produced a total return of 9.91% for the reporting period.2 The Russell Midcap Value Index and Russell Midcap Growth Index, the fund’s secondary benchmarks, produced total returns of 12.88% and 7.00%, respectively, for the same period.3

Mid-cap stocks achieved substantial gains when a market rally over the reporting period’s second half more than offset losses incurred during the first half. The fund lagged its benchmark due to shortfalls among three of the fund’s five underlying investment strategies.

The Fund’s Investment Approach

The fund seeks capital appreciation. The fund pursues its goal by normally investing at least 80% of its net assets in equity securities of midcap companies. The fund considers mid-cap companies to be those companies with market capitalizations that are within the market-capitalization range of companies comprising the Russell Midcap Index. Furthermore, the fund normally allocates assets across multiple investment strategies employed by the investment adviser and unaffiliated sub-investment advisers that invest primarily in equity securities issued by mid-cap companies. The investment adviser determines the investment strategies and sets target allocations and ranges. The fund is designed to provide exposure to various investment strategies and styles, including the Mid Cap Tax-Sensitive Core Strategy, Opportunistic Mid Cap Value Strategy, Mid Cap Growth Strategy, Boston Partners Mid Cap Value Strategy, and Henderson Geneva Mid Cap Growth Strategy, all as more particularly described in the fund’s prospectus.

Stocks Advanced Strongly Despite Headwinds

Stocks proved volatile over the final four months of 2015 when global investors grew more averse to risks in light of sluggish growth in international markets, and U.S. investors responded cautiously to the first increase in short-term U.S. interest rates in nearly a decade. In January 2016, disappointing economic data in China sparked severe declines in commodity prices, and investors worried that additional U.S. rate hikes might weigh on the domestic economic recovery. Consequently, most U.S. stocks fell sharply during the month.

The market changed direction in mid-February as investors responded positively to relatively strong U.S. economic data and better-than-expected corporate earnings. The market rally continued through the spring when commodity prices began to rebound, the Federal Reserve Board refrained from implementing additional rate hikes, and overseas central banks further eased their monetary policies. Although a referendum in the United Kingdom to leave the European Union, commonly known as “Brexit”, introduced renewed market turmoil in June, equities bounced back quickly, enabling the Russell Midcap® Index to produce solid returns for the reporting period overall.

Allocations and Selections Dampened Relative Results

Although the fund participated substantially in the mid-cap stock market’s gains during the reporting period, its performance compared to the Index was constrained by shortfalls among three of its underlying investment strategies. The Opportunistic Mid Cap Value Strategy was hurt by disappointing security selections in the consumer discretionary, information technology, real estate, health care, and financials sectors, as well as by allocation-related shortfalls in the financials and real estate sectors. The Mid Cap Growth Strategy struggled with an underweighted position in the consumer staples sectors and relatively heavy exposure to the health care sector, as well as disappointing stock selections in the energy and real estate sectors. The Henderson Geneva Mid Cap Growth Strategy encountered stock selection shortfalls in the financials, consumer discretionary, and consumer staples sectors, and underweighted positions in the energy and consumer staples sectors further weighed on the strategy’s relative performance.

On a more positive note, the fund’s relative performance was supported during the reporting period by generally heavy exposure to value-oriented investment strategies and relatively light positions in their more growth-oriented counterparts. The Boston Partners Mid Cap Value Strategy fared particularly well, largely due to an overweighted position in the information technology sector and underweighted exposure to the energy and materials sectors. Finally, the passively managed Mid Cap Tax-Sensitive Core Strategy produced returns that were roughly in line with those of the Index.

Maintaining a Constructive Investment Posture

We remain optimistic regarding global economic trends, as we expect the choppy U.S. recovery to continue and aggressive economic stimulus measures to boost activity in overseas markets. However, heightened market volatility seems likely to persist at least until current political uncertainties and questions surrounding U.S. monetary policy are resolved. In addition, we believe that investors will increasingly return their attention to underlying business fundamentals, which may become a greater determinant of investment success in the months ahead.

As of the reporting period’s end, we have maintained the fund’s allocations among investment strategies and portfolio managers, and remain confident in their ability to navigate the mid-cap equity market over the long term.

September 15, 2016

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Russell Midcap® Index is a widely accepted, unmanaged index of medium-cap stock market performance. Index return does not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

3 Source: Lipper Inc. – Reflects reinvestment of dividends and The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Growth Index is an unmanaged index that measures the performance of those companies among the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the largest 1,000 publicly traded U.S. companies. Index returns do not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

8

For the period from September 1, 2015 through August 31, 2016, as provided by Caroline Lee Tsao, Primary Portfolio Manager responsible for investment allocation decisions

Market and Fund Performance Overview

For the 12-month period ended August 31, 2016, BNY Mellon Small Cap Multi-Strategy Fund’s Class M shares produced a total return of 4.46%, and Investor shares produced a total return of 4.17%.1 In comparison, the fund’s primary benchmark, the Russell 2000® Index, produced a total return of 8.59% for the same period. The Russell 2000® Growth Index and Russell 2000 Value Index, the fund’s secondary benchmarks, produced total returns of 3.55% and 13.80%, respectively, for the same period.2

Small-cap stocks achieved solid gains when a market rally over the reporting period’s second half more than offset losses incurred during the first half. The fund lagged its benchmark due to security selection and sector allocation shortfalls among its three underlying investment strategies.

The Fund’s Investment Approach

The fund seeks capital appreciation. The fund pursues its goal by normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap companies. The fund currently considers small-cap companies to be those companies with market capitalizations that are equal to or less than the market capitalization of the largest company included in the Russell 2000 Index. Furthermore, the fund normally allocates assets across multiple investment strategies employed by the investment adviser that invest primarily in equity securities issued by small-cap companies. The investment adviser determines the investment strategies and sets target allocations and ranges. The fund is designed to provide exposure to various investment strategies and styles, including the Opportunistic Small Cap Strategy, the Small Cap Value Strategy, and the Small Cap Growth Strategy, all as more particularly described in the fund’s prospectus.

Stocks Advanced Strongly Despite Headwinds

Small-cap stocks proved volatile over the final four months of 2015 when global investors grew more averse to risks in light of sluggish growth in international markets, and U.S. investors responded cautiously to the first increase in short-term U.S. interest rates in nearly a decade. In January 2016, disappointing economic data in China sparked severe declines in commodity prices, and investors worried that additional U.S. rate hikes might weigh on the domestic economic recovery. Consequently, most U.S. stocks fell sharply during the month.

The market changed direction in mid-February as investors responded positively to relatively strong U.S. economic data and better-than-expected corporate earnings. The market rally continued through the spring when commodity prices began to rebound, the Federal Reserve Board refrained from implementing additional rate hikes, and overseas central banks further eased their monetary policies. Although a referendum in the United Kingdom to leave the European Union, commonly known as “Brexit”, introduced renewed market turmoil in June, equities bounced back quickly, enabling the Russell 2000® Index to produce positive returns for the reporting period overall. In this environment, value-oriented small-cap stocks produced significantly higher returns than their more growth-oriented counterparts.

Allocations and Selections Dampened Relative Results

Although the fund participated substantially in the small-cap stock market’s gains during the reporting period, its performance compared to the Russell 2000 Index was constrained by shortfalls among all three of its underlying investment strategies. The Opportunistic Small Cap Strategy was hurt by disappointing security selections in the health care, financials, and industrials sectors. The Strategy’s performance was helped, however, by better results from the Strategy’s sector allocation positioning.

The Small Cap Value Strategy achieved positive results from its security selections, but its performance was hampered by overweighted positions in the consumer discretionary and energy sectors and underweighted exposure to the real estate and materials sectors. The Small Cap Growth Strategy encountered security selection shortfalls in the health care and industrials sectors, while an overweighted position in the industrials sector and relatively light exposure to the consumer discretionary and health care sectors fared somewhat better.

To a lesser degree, the fund’s relative performance was undermined during the reporting period by its allocation to the Opportunistic Small Cap Strategy. The fund maintained roughly equally weighted positions in its more value- and growth-oriented strategies.

Maintaining a Constructive Investment Posture

We remain optimistic regarding global economic trends, as we expect the choppy U.S. recovery to continue and aggressive economic stimulus measures to boost activity in overseas markets. However, heightened market volatility seems likely to persist at least until current political uncertainties and questions surrounding U.S. monetary policy are resolved. In addition, we believe that investors will increasingly return their attention to underlying business fundamentals, which may become a greater determinant of investment success in the months ahead.

As of the reporting period’s end, we have maintained the fund’s allocations among investment strategies and portfolio managers, and we remain confident in their ability to navigate the small-cap equity market over the long term.

September 15, 2016

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. – Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Russell 2000® Index is an unmanaged index of small-cap stock market performance and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000® Index is composed of the 3,000 largest U.S. companies based on total market capitalization. The index does not take into account fees and expenses to which the fund is subject. Investors cannot invest directly in any index. The Russell 2000® Growth Index is an unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The total return figure cited for this index assumes change in security prices and reinvestment of dividends, but does not reflect the costs of managing a mutual fund. The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in any index.

9

DISCUSSION OF FUND PERFORMANCE (continued)

For the period from September 1, 2015 through August 31, 2016, as provided by Irene D. O’Neill, Portfolio Manager

Market and Fund Performance Overview

For the 12-month period ended August 31, 2016, BNY Mellon Focused Equity Opportunities Fund’s Class M shares produced a total return of 9.39%, and Investor shares produced a total return of 9.13%.1 In comparison, the Standard & Poor’s 500® Composite Stock Price Index, the fund’s benchmark, produced a total return of 12.53% for the same period.2

U.S. stocks achieved double-digit returns, on average, as a rally over the reporting period’s second half more than erased previous losses. The fund lagged its benchmark, mainly due to security selection shortfalls in the energy, financials, and health care sectors, as well as lack of exposure to the utilities and telecommunication services sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities. We begin with a top-down assessment of broad economic, political, and social trends. We strive to determine those sectors and industries most likely to benefit from identified trends, focusing on sectors we believe present the most attractive growth outlook. Within those sectors and industries, we then employ a bottom-up, fundamental approach to find individual companies with:

• Unrecognized or underestimated earnings power

• Sustainable revenue and cash flow

• Positive operational or financial catalysts

• Attractive valuation based on growth prospects

• Strong or improving financial conditions

Finally, we select for investment the 25 to 30 best opportunities from the companies meeting these criteria.

Stocks Advanced Strongly Despite Headwinds

Stocks proved volatile over the final months of 2015 when global investors grew more averse to risks in light of sluggish growth in international markets, and U.S. investors responded cautiously to the first increase in short-term U.S. interest rates in nearly a decade. In January 2016, stocks fell sharply due to severe declines in commodity prices and worries that additional U.S. rate hikes might weigh on the domestic economic recovery.

The market changed direction in mid-February as investors responded positively to relatively strong U.S. economic data and better-than-expected corporate earnings. The market rally continued through the spring when commodity prices rebounded, the Federal Reserve Board delayed additional rate hikes, and overseas central banks further eased their monetary policies. Although a referendum in the United Kingdom to leave the European Union, commonly known as “Brexit”, introduced renewed market turmoil in late June, equities bounced back quickly, enabling the S&P 500® Index to reach record highs in July and August.

Value-Oriented Stocks Led Market’s Advance

Growth stocks generally lagged their more value-oriented counterparts in this environment. Investors particularly favored dividend-paying stocks, particularly those in the utilities and telecommunication services sectors, where the fund held no exposure due to what we believed were generally lackluster growth prospects. In addition, the fund encountered individual disappointments in the energy sector: refiners Marathon Petroleum and Valero Energy gave up some of their previous gains amid an oversupply of gasoline and rising input costs, and a proposed acquisition by Anadarko Petroleum was not well received by investors. The fund also held no positions in some of the integrated energy companies and exploration-and-production companies that led the sector’s rally.

The financials sector generally fared poorly due to low interest rates and uncertainty surrounding the U.K.’s controversial exit from the European Union. These developments undermined several of the fund’s financial holdings. Investment manager Invesco was hurt by its exposure to European markets, credit card issuer Capital One Financial reacted negatively after a competitor guided to higher-than-expected charge-offs, and insurer Hartford Financial needed to increase capital reserves for asbestos and automobile claims. Among health care companies, specialty pharmaceutical developers Mallinckrodt and Allergan struggled amid concerns about possible government pricing controls.

The fund achieved better relative performance in the industrials sector. Equipment maker Illinois Tool Works posted solid earnings growth stemming from its exposure to consumer spending, and power management company Eaton reported better-than-expected earnings. In the materials sector, Dow Chemical encountered solid demand for oil-based chemicals, and investors reacted positively to a proposed merger. Results in the consumer staples sector were buoyed by beverage maker Constellation Brands, which achieved higher sales of beer and wine, and tobacco producer Philip Morris International, which gained value due to increased pricing power and a high dividend yield.

Maintaining a Focus on Growth

We currently expect the choppy U.S. economic recovery to continue, and we are optimistic that aggressive economic stimulus efforts will lead to improved global growth. In our analysis, investors’ recent focus on income-oriented stocks should abate, and their attention is likely to return to companies with strong growth characteristics. Therefore, we have maintained our focus on companies participating in secular growth trends and internal organizational improvements. We have identified an ample number of opportunities meeting our criteria in the information technology, consumer discretionary, energy, financials and industrials sectors. We have identified fewer investment opportunities in the health care sector, and none in the utilities, telecommunication services, and real estate sectors.

September 15, 2016

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund is non-diversified, which means that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers. Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political, or regulatory occurrence than a diversified fund.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — Reflects the monthly reinvestment of dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500® Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

10

For the period from September 1, 2015 through August 31, 2016, as provided by Caroline Lee Tsao, Primary Portfolio Manager responsible for investment allocation decisions

Market and Fund Performance Overview

For the 12-month period ended August 31, 2016, BNY Mellon Small/Mid Cap Multi-Strategy Fund’s Class M shares produced a total return of 4.35%, and Investor shares produced a total return of 4.08%.1 In comparison, the Russell 2500™ Index (the “Index”), the fund’s primary benchmark, produced a total return of 8.79% for the same period. The Russell 2500 Growth Index and Russell 2500 Value Index, the fund’s secondary benchmarks, produced total returns of 4.65% and 12.79%, respectively, for the same period.2

Small and mid-cap stocks achieved solid gains when a market rally over the reporting period’s second half more than offset losses incurred during the first half. The fund lagged its benchmark due to security selection and sector allocation shortfalls among its three underlying investment strategies.

The Fund’s Investment Approach

The fund seeks capital appreciation. The fund pursues its goal by normally investing at least 80% of its net assets in equity securities of small- and mid-cap companies. The fund currently considers small- and mid-cap companies to be those companies with total market capitalizations that are within the market-capitalization range of the smallest company included in the Russell 2000 Index and the largest company included in the Russell Midcap Index.

The fund normally allocates assets across multiple investment strategies employed by the investment adviser that invest primarily in equity securities issued by small- and mid-cap companies. The investment adviser determines the investment strategies and sets target allocations and ranges. The fund is designed to provide exposure to various investment strategies and styles, including the Opportunistic Small/Mid Cap Strategy, the Small/Mid Cap Value Strategy, and the Small/Mid Cap Growth Strategy, all as more particularly described in the fund’s prospectus.

Stocks Advanced Strongly Despite Headwinds

Small and mid-cap stocks proved volatile over the final four months of 2015 when global investors grew more averse to risks in light of sluggish growth in international markets, and U.S. investors responded cautiously to the first increase in short-term U.S. interest rates in nearly a decade. In January 2016, disappointing economic data in China sparked severe declines in commodity prices, and investors worried that additional U.S. rate hikes might weigh on the domestic economic recovery. Consequently, most U.S. stocks fell sharply during the month.

The market changed direction in mid-February as investors responded positively to relatively strong U.S. economic data and better-than-expected corporate earnings. The market rally continued through the spring when commodity prices began to rebound, the Federal Reserve Board refrained from implementing additional rate hikes, and overseas central banks further eased their monetary policies. Although a referendum in the United Kingdom to leave the European Union, commonly known as “Brexit” introduced renewed market turmoil in June, equities bounced back quickly, enabling the Russell 2500™ Index to produce positive returns for the reporting period overall.

Allocations and Selections Dampened Relative Results

Although the fund participated substantially in the small and mid-cap stock market’s gains during the reporting period, its performance compared to the Index was constrained by shortfalls across all three of its underlying investment strategies. The Opportunistic Small/Mid Cap Strategy was hurt by disappointing security selections in the health care, financials, real estate, and consumer discretionary sectors. The Strategy’s performance was helped, however, by better results from the Strategy’s sector allocation positioning.

The Small/Mid Cap Value Strategy struggled with underweighted positions in the utilities and real estate sectors and overweighted exposure to the consumer discretionary and health care sectors, as well as by disappointing security selections in the information technology, health care, industrials, and materials sectors. More favorable security selections in the energy and real estate sectors partially cushioned the underperformances of other sectors in which the strategy invested. The Small/Mid Cap Growth Strategy encountered sector allocation shortfalls stemming from overweighted exposure to health care stocks and relatively underweighted positions in the materials sector, but overweighted positions in the information technology and industrials sectors fared somewhat better.

To a lesser degree, the fund’s relative performance was undermined during the reporting period by its allocation to the Opportunistic Small/Mid Cap Strategy. The fund maintained roughly equally weighted positions in its more value- and growth-oriented strategies.

Maintaining a Constructive Investment Posture

We remain optimistic regarding global economic trends, as we expect the choppy U.S. recovery to continue and aggressive economic stimulus measures to boost activity in overseas markets. However, heightened market volatility seems likely to persist at least until current political uncertainties and questions surrounding U.S. monetary policy are resolved. In addition, we believe that investors will increasingly return their attention to underlying business fundamentals, which may become a greater determinant of investment success in the months ahead.

As of the reporting period’s end, we have maintained the fund’s allocations among investment strategies and portfolio managers, and we remain confident in their ability to navigate the mid- and small-cap equity markets over the long term.

September 15, 2016

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus. Stocks of small- and/or mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on fund performance.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions. The Russell 2500™ Index is a widely accepted, unmanaged index, which measures the performance of small to mid-cap U.S. stocks. The Russell 2500 Value Index is an unmanaged index that measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Growth Index is an unmanaged index that measures the performance of those Russell 2500 companies with higher price-to- book ratios and higher forecasted growth values. Index returns do not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

11

DISCUSSION OF FUND PERFORMANCE (continued)

For the period from September 1, 2015 through August 31, 2016, as provided by Mark A. Bogar, Andrew R. Leger, and James A. Lydotes, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2016, BNY Mellon International Fund’s Class M shares produced a total return of -1.49%, and Investor shares produced a total return of -1.78%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (the “MSCI EAFE Index”), produced a total return of -0.12% for the same period.2

Developed equity markets delivered roughly flat returns during the reporting period amid mixed signs of global economic progress and political change. The fund lagged its benchmark, largely because of weak performance within the financial sector and in individual holdings in Switzerland and Australia.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue this goal, the fund normally invests at least 65% of its total assets in equity securities of foreign issuers. The stocks purchased may have value and/or growth characteristics. The portfolio managers employ a “bottom-up” investment approach, which emphasizes individual stock selection. The stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EAFE Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

Markets Demonstrate Resilience Despite Global Uncertainty

Global economic growth rates generally remained subdued throughout the reporting period. In this environment, international equity markets proved vulnerable to shifting economic expectations, currency fluctuations, central bank actions, and political developments. Concerns about an economic slowdown in China and plummeting prices of oil and some other commodities sparked steep market declines during the first half of the reporting period. Downward pressures on some market sectors were partly mitigated by moves by European and Japanese central banks to ease monetary policy. However, the adoption of negative interest rates in certain countries to stimulate economic growth took a toll on the profit margins of many financial institutions.

International stocks rebounded during the spring of 2016 in response to firming commodity prices and increasing confidence that the two largest engines of economic growth, the United States and China, would continue to perform better than many economists had previously predicted. Markets encountered renewed volatility in late June when the United Kingdom unexpectedly voted to leave the European Union in a so-called “Brexit,” a development with uncertain short- and long-term consequences for both the United Kingdom and Europe. However, stocks quickly recovered most of the ground they lost as investors looked past the possible downsides, focusing instead on the potential benefits of central bank easing, rising commodity prices, and modest economic growth.

Banks and Other Holdings Undermined Performance

During much of the reporting period, the fund maintained mildly overweighted exposure to banks, an industry hurt by the adoption of negative interest rates in Europe and Japan. Switzerland-based Credit Suisse, Germany’s Commerzbank, and Bank of Ireland ranked among the fund’s weakest holdings. Lack of investments in high-yielding real estate investment trusts (REITs) further detracted from the fund’s returns compared to the benchmark, as did underweighted exposure to the rising Australian market. Other notable disappointments included Switzerland-based staffing company Adecco, which declined in response to sluggish employment trends in Europe and the United Kingdom; Qantas Airways, which failed to keep pace with the reporting period’s gains in Australian equities; and French food retailer Carrefour, which came under pressure from increased competition and Latin American currency exposure.

On a more positive note, the fund enhanced its relative returns with several strong individual stock selections. In the U.K., comparatively strong holdings included independent oil-and-gas producer Royal Dutch Shell, which benefited from recovering petroleum prices, the declining value of British currency, and lower-than-expected capital expenditures; and consumer products maker Unilever, which posted consistent margin improvements. In Portugal, integrated oil-and-gas operator Galp Energia delivered on strong growth prospects. In Italy, the fund avoided hard-hit banking institutions and achieved strong gains through its investment in cable manufacturer Prysmian, which saw significant growth in its energy division. Other notably good performers included German semiconductor maker Infineon Technologies, French managed services provider Atos, and telecommunications services providers KDDI in Japan and Bezeq the Israeli Telecommunication Corp.

Managing Risk While Investing for Appreciation

In light of macroeconomic uncertainties currently facing developed international markets, the fund has attempted to manage risks by balancing relatively defensive holdings with more growth-oriented cyclical investments. As of the end of the reporting period, we have increased the fund’s exposure to REITs while decreasing its exposure to banks. The fund currently holds overweighted exposure in the information technology and health care sectors, and underweighted exposure to the financials and consumer staples sectors. Among countries, we have increased the fund’s holdings in Australia and Germany, while trimming holdings in the United Kingdom and Switzerland.

September 15, 2016

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards. These risks are enhanced in emerging market countries.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

12

For the period from September 1, 2015 through August 31, 2016, as provided by George E. DeFina, Sean P. Fitzgibbon, and Jay Malikowski, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2016, BNY Mellon Emerging Markets Fund’s Class M shares produced a total return of 13.35%, and Investor shares produced a total return of 13.13%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Emerging Markets Index (the “MSCI EM Index”), produced a total return of 11.83% for the same period.2

Emerging market equities rose sharply over the reporting period’s second half in response to rising commodity prices and financial and political reforms, more than erasing previous losses and significantly outperforming their developed international market counterparts. The fund produced higher returns than its benchmark, largely on the strength of favorable individual stock selections in China, Russia, and India.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue its goal, the fund invests at least 80% of its assets in equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets. The stocks purchased may have value and/or growth characteristics. The portfolio managers employ a “bottom-up” investment approach, which emphasizes individual stock selection. The stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EM Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

Improved Sentiment Bolstered Emerging Markets

Concerns regarding an economic slowdown in China, falling commodity prices, and a strengthening U.S. dollar undermined emerging markets in the Asia-Pacific region over the first half of the reporting period. Meanwhile, natural resources exporters in Latin American economies struggled with low commodity prices, and the region’s largest economy, Brazil, saw recessionary economic conditions amid intensifying government and corporate scandals. These developments drove the MSCI EM Index sharply lower between the beginning of the reporting period and late January 2016.

The second half of the reporting period brought reversals of these trends. Commodity prices strengthened in response to improving Chinese economic prospects. Many emerging-markets currencies gained value against the U.S. dollar. Economic reforms made progress in developing countries such as India and Indonesia. Brazil saw a change in government as the former president was impeached on corruption charges in May 2016 and formally ousted three months later. Although a failed coup in Turkey in August increased concerns about regional instability, the MSCI EM Index rose substantially from its earlier lows to end the reporting period with a double-digit gains.

Chinese, Russian, and Indian Holdings Bolstered Results

The fund’s performance compared to its benchmark benefited from strong stock selections in several markets. In China, Internet and mobile services giant Tencent Holdings climbed due to accelerating revenues from mobile gaming and cloud services, while logistics and freight company SinoTrans was helped by the government’s fiscal stimulus measures. Corporate and retail banking institution Sberbank of Russia posted significant improvements in returns-on-equity in the midst of a rebounding Russian economy and a stronger currency, while Russian oil producers Rosneft and LUKOIL generated strong returns when petroleum prices rebounded. In India, YES BANK exceeded investor’s expectations with its fast-growing retail banking franchise, and refinery Hindustan Petroleum gained value after energy sector reforms removed pricing restrictions. Another top performer, South Korea-based Samsung Electronics, bolstered its stock price with a share buyback program.

On a more negative note, underweighted exposure to Brazilian banks and energy companies hindered the fund’s relative results, as did pulp and paper manufacturer Fibria Celulose, which was hurt by rising Brazilian currency values. Overweighted exposure to the lagging Turkish market also detracted from returns, along with an investment in airport operator TAV HavalimanlarÄ±, which was hit by a series of terrorist attacks, and financial institution TÅ±rkiye Halk BankasÄ±, which lagged due to Turkish economic volatility. In South Korea, brokerage firm Korea Investment Holdings suffered in the prevailing low-interest-rate environment.

Valuations Remain Attractive

Despite the recent gains posted by many emerging market equities, we believe that the asset class remains attractively valued compared to other segments of the global stock market. As investor sentiment continues to improve and price momentum builds, we are looking for companies and industry groups that appear likely to achieve higher earnings and can support rising valuations.

As of the end of the reporting period, we have trimmed the fund’s exposure to the financials and energy sectors, while increasing its exposure to the information technology and materials sectors. From a country allocation perspective, we have increased the fund’s exposure to the Brazilian market from an underweighted to neutral-weighted position, increased Indonesian exposure from slightly underweighted to overweighted exposure, increased South Korean exposure, and trimmed Taiwanese exposure to an underweighted position. We believe the fund is currently appropriately balanced among growth and value sectors, and is well positioned to navigate the market’s current.

September 15, 2016

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards. These risks are enhanced in emerging market countries.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index is a market capitalization-weighted index composed of companies representative of the market structure of select designated emerging market countries in Europe, Latin America, and the Pacific Basin. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

13

DISCUSSION OF FUND PERFORMANCE (continued)

For the period from September 1, 2015 through August 31, 2016, as provided by Richard A. Brown, William S. Cazalet, Thomas J. Durante, and Karen Q. Wong, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2016, BNY Mellon International Appreciation Fund’s Class M shares produced a total return of -0.22%, and Investor shares produced a total return of -0.57%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE Index”), produced a total return of -0.12% for the same period.2

International equities ended the reporting period with roughly flat returns, on average, masking heightened market volatility. The fund lagged its benchmark partially due to its exposure to Spanish banks but was aided by its overweight to the telecommunication sector.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities, including DRs, common stocks, preferred stocks, convertible securities, equity securities in foreign investment funds, or trusts and other equity investments.

The fund invests primarily in DRs representing the local shares of non-U.S. companies, in particular, American Depositary Receipts (ADRs). In selecting securities, we screen the MSCI EAFE Index universe of approximately 1,000 issuers for the availability of issuers with a DR facility. The investment adviser then uses a proprietary mathematical algorithm to reflect the characteristics of the developed markets that takes into consideration risk characteristics, including country weights and sector weights within each country. As a result of this process, we expect to hold ADRs representing 200 to 300 foreign issuers. The fund’s country allocation is expected to be within 5% of that of the MSCI EAFE Index, and under normal circumstances, the fund will invest in at least 10 different countries. The fund generally will not invest in securities from developing countries because they are not included in the MSCI EAFE Index.

Volatility Buffeted International Equity Markets

International stocks moved lower in choppy trading during the last four months of 2015 under pressure from weakening commodity prices and disappointment over recent central banking strategies in Europe. Investor sentiment turned more sharply negative in January 2016 in response to further deterioration in commodity prices, disappointing economic data in China, and worries that higher short-term rates in the United States might weigh on global economic activity.

International stocks began a dramatic recovery in mid-February when investors responded positively to encouraging European and U.S. economic data, low inflation, rebounding commodity prices, a new round of monetary easing in Europe, and indications that the Federal Reserve Board would delay additional rate hikes. The markets endured another bout of volatility in June when United Kingdom voted to leave the European Union, commonly known as “Brexit”. However, most international equity markets quickly rebounded, and the MSCI EAFE Index recouped most, but not all, of its previous losses by the reporting period’s end.

Investors Favored Traditionally Defensive Market Sectors

The MSCI EAFE Index’s generally flat return for the reporting period masked heightened market volatility. The financials sector led the market’s decline when investors’ concerns intensified over the possibility that negative interest rates in Europe and Japan might undermine banks’ earnings. Financial institutions in Asia struggled with exposure to a slowing and highly leveraged Chinese economy, while European banks encountered slowing loan growth, a more stringent regulatory environment, and uncertainty surrounding Britain’s upcoming exit from the European Union.

From a country perspective, Switzerland’s stock market lost value due to weakness in the health care sector, where pharmaceutical developers struggled with diminishing new-product pipelines, longer waits for regulatory approvals, pressures on drug-pricing policies, and subdued demand from the emerging markets. Italy and Spain also lagged market averages, mostly as a result of weakness among banks and telecommunication services companies. In the United Kingdom, weakness among banks affected by the Brexit referendum was largely offset by strength in the industrials sector, which benefited from changing currency exchange rates.

The MSCI EAFE Index achieved relatively strong results from the consumer staples sector, where income-oriented investors favored companies with high dividend yields and consistent cash flows. The sector also benefited from a merger between two global beverage producers. Japan ranked among the better-performing countries over the reporting period, as a weakening yen boosted demand for industrial exports. Meanwhile, New Zealand and Australia benefited from robust demand for the dividend-paying stocks of banks and consumer staples companies.

Maintaining a Diversified Portfolio

Aggressively accommodative monetary policies remain at work in international markets, and we recently have seen signs of gradual economic improvement in some regions. Nonetheless, we believe heightened market volatility seems likely to persist until global economic conditions improve more substantially. As always, we have continued to monitor the factors considered by the fund’s investment model in light of current market conditions and will make adjustments as we deem necessary.

September 15, 2016

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards. These risks are enhanced in emerging market countries.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

14

For the period from September 1, 2015 through August 31, 2016, as provided by C. Wesley Boggs, William S. Cazalet, CAIA, Ronald P. Gala, CFA, and Peter D. Goslin, CFA, Primary Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2016, BNY Mellon International Equity Income Fund’s Class M shares produced a total return of 6.51%, and Investor shares produced a total return of 6.40%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International All Country World Index Ex-U.S. (the “MSCI ACWI Ex-US Index”), produced a total return of 2.92% for the same period.2

International equities ended the reporting period with modest gains, on average, masking heightened market volatility. The fund outperformed its benchmark, primarily due to strong stock selections in the financials and telecommunication services sectors.

The Fund’s Investment Approach

The fund seeks total return consisting of capital appreciation and income. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The fund focuses on dividend-paying stocks of foreign companies, including those in developed- and emerging-market countries. The fund may invest in the stocks of companies of any market capitalization.

We select stocks through a disciplined investment process using proprietary quantitative computer models that analyze a diverse set of characteristics to identify and rank stocks according to earnings quality. Based on this analysis, we generally select from the higher-ranked dividend-paying securities those stocks that we believe will continue to pay above-average dividends. We seek to overweight higher dividend-paying stocks, while maintaining country and sector weights generally similar to those of the MSCI ACWI Ex-US Index.

Volatility Buffeted International Equity Markets

International stocks moved lower in choppy trading during the last four months of 2015 under pressure from weakening commodity prices and disappointment over recent central banking strategies in Europe. Investor sentiment deteriorated further, and international stocks fell sharply in January 2016 in response to further declines in commodity prices, disappointing economic data in China, and worries that higher short-term rates in the United States might weigh on global economic activity.

International stocks began a dramatic recovery in mid-February when investors responded positively to encouraging European and U.S. economic data, low inflation, rebounding commodity prices, a new round of monetary easing in Europe, and indications that the Federal Reserve Board would delay additional rate hikes. The rebound in the emerging markets was especially robust as the U.S. dollar weakened against most local currencies and political developments in Brazil appeared to set the stage for a more favorable business environment.

Equity markets endured another bout of volatility in June when United Kingdom voted to leave the European Union, commonly known as “Brexit”. However, most international stock markets quickly rebounded, enabling the MSCI ACWI Ex-US Index to post a positive total return for the reporting period overall.

Income-Oriented Stocks Led Market’s Advance

Throughout the reporting period, investors seeking higher levels of income than were available from high-quality sovereign bonds turned instead to dividend-paying stocks in traditionally defensive market sectors, such as utilities and real estate investment trusts. The fund’s disciplined investment process proved especially well-suited to this environment. Overweighted exposure to stocks in New Zealand and Taiwan helped boost the fund’s results compared to the benchmark, and relatively light positions in Switzerland and Japan proved beneficial. Our security selections were especially successful in the United Kingdom, Israel, and France. On the other hand, the fund’s holdings in Brazil, Colombia, and Switzerland weighed on its relative results to a degree, as did the energy and materials sectors.

Some of the top individual performers for the reporting period included Bezeq The Israeli Telecommunication Corp., which attracted income-oriented investors with solid business fundamentals and a competitive dividend yield. Norwegian insurer Gjensidige Forsikring rallied when reduced capital requirements enabled the company to increase its dividend. In the United Kingdom, improved pricing power helped British American Tobacco boost its financial results above analysts’ expectations.

Holdings that detracted from the fund’s relative results during the reporting period included Colombian energy producer Ecopetrol, which declined after a major credit-rating agency downgraded the company’s debt due to the expected impact of lower oil prices on cash flows and credit quality. In addition, U.K. financial services provider Legal & General Group was hurt by concerns surrounding the Brexit referendum, as well as by shortfalls in its insurance and investment management units.

Maintaining a Focus on Fundamentals

We have maintained the fund’s disciplined investment approach, which favors high-quality companies with what we believe are attractive valuations, competitive dividends, and the potential for earnings growth. Although the fund’s assets have remained broadly diversified across the MSCI ACWI Ex-US Index’s various economic sectors, our quantitative models recently have identified an ample number of opportunities in the real estate and utilities sectors, but we have found relatively few meeting our investment criteria in the consumer staples and consumer discretionary sectors.

September 15, 2016

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI ACWI Ex-US Index captures large and mid-cap representation across 22 of 23 Developed Markets (DM) countries (excluding the U.S.) and 23 Emerging Markets (EM) countries. Investors cannot invest directly in any index.

15

DISCUSSION OF FUND PERFORMANCE (continued)

For the period from September 1, 2015 through August 31, 2016, as provided by Jeffrey M. Mortimer, Primary Portfolio Manager responsible for investment allocation decisions

Market and Fund Performance Overview

For the 12-month period ended August 31, 2016, BNY Mellon Asset Allocation Fund’s Class M shares produced a total return of 5.08%, and Investor shares produced a total return of 4.89%.1 In comparison, the fund’s benchmark, the Morningstar Moderate Target Risk Index (the “Morningstar Index”), produced a total return of 8.23% for the same period.2

Bonds gained value as interest rates declined, and stocks generally advanced during a rally over the reporting period’s second half. The fund lagged its benchmark due to shortfalls among several underlying investment strategies, including direct equity investments, BNY Mellon Mid Cap Multi-Strategy Fund, BNYM International Fund, and one of its diversifying strategies.

The Fund’s Investment Approach

The fund seeks long-term growth of principal in conjunction with current income. The fund may invest in both individual securities and other investment companies, including other BNY Mellon funds, funds in the Dreyfus Family of Funds and unaffiliated open-end funds, closed-end funds, and exchange-traded funds (collectively, the “underlying funds”). To pursue its goal, the fund may allocate its assets, directly in individual equity and debt securities and/or through investment in the underlying funds, to gain investment exposure to the following asset classes: Large-Cap Equities, Small-Cap and Mid-Cap Equities, Developed International and Global Equities, Emerging Market Equities, Investment Grade Bonds, High Yield Bonds, Emerging Markets Debt, Diversifying Strategies, and Money Market Instruments.

Further information about the fund’s investment strategy and process and the underlying funds is provided in the fund’s prospectus.

Financial Markets Advanced Despite Headwinds

Equity investors grew increasingly averse to risks over the final months of 2015 amid sluggish growth in international markets, and stocks suffered particularly severe declines in January 2016 due to an economic downturn in China, plunging commodity prices, and worries about higher short-term U.S. interest rates. The markets reversed course in mid-February as investors responded positively to better-than-expected U.S. economic data and corporate earnings. The rally continued through the spring when the Federal Reserve Board refrained from additional rate hikes, commodity prices rebounded, and foreign currencies strengthened against the U.S. dollar. Although a referendum in the United Kingdom to leave the European Union introduced renewed market turmoil in late June, stocks bounced back quickly, and some broad, as commonly known as “Brexit”, measures of market performance reached record highs over the summer.

Global economic conditions also influenced the bond market when nervous investors flocked to traditional safe havens, sending yields of sovereign bonds lower. In addition, robust demand from international investors seeking higher levels of current income than were available in overseas markets drove yields of U.S. Treasury securities to historical lows in July. Meanwhile, after losing value amid global economic concerns early in the reporting period, corporate bonds rallied strongly over the second half as investor sentiment improved.

Some Strategies Dampened Relative Results

Although stocks and bonds moved broadly higher, during the reporting period, the various segments that comprise those markets produced more disparate results. Most notably, income-oriented stocks—particularly those in the utilities and telecommunication services sectors—led the equity market’s advance when investors turned to dividend-paying stocks as a substitute for sovereign bonds. In fixed-income markets, longer-term maturities and lower-rated corporate bonds benefited most from falling interest rates and investors’ reach for income, respectively.

Some of the fund’s investments, including direct investments in stocks, BNY Mellon Mid Cap Multi-Strategy Fund, BNYM International Fund, and one of the diversifying strategies managed by an unaffiliated fund, underperformed during the reporting period. The fund fared better through other underlying investments, such as Dreyfus Global Real Estate Securities Fund, Global Stock Fund, and BNY Mellon Corporate Bond Fund. The fund’s overall allocation strategy also added value due to an overweighted position in equities and underweighted exposure to fixed-income securities.

We made several allocation changes during the first half of the reporting period. We eliminated Dreyfus Emerging Markets Debt Local Currency Fund and an unaffiliated investment company in the emerging markets debt asset class from the fund’s portfolio. In addition, we trimmed the fund’s holdings of BNY Mellon Emerging Markets Fund and BNY Mellon Focused Opportunities Fund. In May 2016, we reduced the fund’s direct holdings of U.S. Treasury securities, further and trimmed its holdings of BNY Mellon Emerging Markets Fund and reduced its holdings of BNY Mellon Focused Equity Opportunities Fund. In July, in anticipation of heightened volatility, we reduced exposure to BNY Mellon International Fund and one of the diversifying strategies managed by an unaffiliated investment firm.

Maintaining a Constructive Investment Posture

We currently expect the choppy U.S. recovery to continue and aggressive economic stimulus measures to boost activity in overseas markets. However, market volatility seems likely to persist until current political uncertainties and questions surrounding U.S. monetary policy are resolved. As of the reporting period’s end, we have continued to favor equities over bonds, and have continued to allocate a portion of the fund’s assets, to diversifying strategies that, in our analysis, can help cushion market volatility.

September 15, 2016

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain fund expenses by the fund’s investment adviser pursuant to an agreement in effect through December 31, 2016, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Morningstar Inc. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Morningstar Moderate Target Risk Index is an unmanaged index of global equities, bonds, and traditional inflation hedges such as commodities and Treasury Inflation Protected Securities (TIPS).

16

FUND PERFORMANCE

23,000
20,000
17,000
14,000
11,000
8,000
Dollars
BNY Mellon Large Cap Stock Fund (Class M shares)
BNY Mellon Large Cap Stock Fund (Investor shares)
Standard & Poor's 500 Composite Stock Price Index†
$20,617
$18,035
$17,565
06
07
08
09
10
11
12
13
14
15
16
Years Ended 8/31

Comparison of change in value of $10,000 investment in BNY Mellon Large Cap Stock Fund Class M shares and Investor shares and the Standard & Poor’s 500 Composite Stock Price Index

Average Annual Total Returns as of 8/31/16
	1 Year	5 Years	10 Years
Class M shares	7.31%	12.18%	6.08%
Investor shares	7.04%	11.88%	5.80%
Standard & Poor’s 500 Composite Stock price Index	12.53%	14.67%	7.50%

†  Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Large Cap Stock Fund on 8/31/06 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

17

FUND PERFORMANCE (continued)

BNY Mellon Large Cap Market Opportunities Fund (Class M shares)
BNY Mellon Large Cap Market Opportunities Fund (Investor shares)
Standard & Poor's 500 Composite Stock Price Index†
$22,432
$19,306
$19,176
24,000
21,000
18,000
15,000
12,000
9,000
Dollars
7/31/10
10
11
12
13
14
15
16
Years Ended 8/31

Comparison of change in value of $10,000 investment in BNY Mellon Large Cap Market Opportunities Fund Class M shares and Investor shares and the Standard & Poor’s 500 Composite Stock Price Index

Average Annual Total Returns as of 8/31/16
	Inception Date	1 Year	5 Years	From Inception
Class M shares	7/30/10	10.27%	11.82%	11.41%
Investor shares	7/30/10	9.90%	11.73%	11.28%
Standard & Poor’s 500 Composite Stock price Index	7/31/10	12.53%	14.67%	14.20%

†  Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Large Cap Market Opportunities Fund on 7/30/10 (inception date) to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”). All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

18

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (Class M shares)
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (Investor shares)
Standard & Poor's 500 Composite Stock Price Index†
$22,432
$20,003
$19,823
24,500
21,500
18,500
15,500
12,500
9,500
Dollars
7/31/10
10
11
12
13
14
15
16
Years Ended 8/31

Comparison of change in value of $10,000 investment in BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund Class M shares and Investor shares and the Standard & Poor’s 500 Composite Stock Price Index

Average Annual Total Returns as of 8/31/16
	Inception Date	1 Year	5 Years	From Inception
Class M shares	7/30/10	10.86%	12.32%	12.06%
Investor shares	7/30/10	10.56%	12.35%	11.89%
Standard & Poor’s 500 Composite Stock price Index	7/31/10	12.53%	14.67%	14.20%

†  Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund on 7/30/10 (inception date) to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

19

FUND PERFORMANCE (continued)

(a) BNY Mellon Income Stock Fund (Class M shares)
(b) BNY Mellon Income Stock Fund (Investor shares)
(c) BNY Mellon Income Stock Fund (Class A shares)††
(d) BNY Mellon Income Stock Fund (Class C shares)††
(e) BNY Mellon Income Stock Fund (Class I shares)††
(f) BNY Mellon Income Stock Fund (Class Y shares)††
(g) Dow Jones U.S. Select Dividend Index†
22,000
19,000
16,000
13,000
10,000
7,000
Dollars
$20,002 (g)
$19,689 (a)
$19,687 (e)
$19,687 (f)
$19,636 (d)
$19,191 (b)
$18,536 (c)
06
07
08
09
10
11
12
13
14
15
16
Years Ended 8/31

Comparison of change in value of $10,000 investment in BNY Mellon Income Stock Fund Class M shares, Investor shares, Class A shares, Class C shares, Class I shares and Class Y shares and the Dow Jones U.S. Select Dividend Index

†  Source: Lipper Inc.

††  The total return figures presented for Class A, Class C, Class I and Class Y shares of the fund reflect the performance of the fund’s Class M shares for the period prior to 5/31/16 (the inception date for Class A, Class C, Class I and Class Y shares) adjusted to reflect each share class’ applicable sales charges.

Past performance is not predictive of future performance. The fund's performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares, Investor shares, Class A shares, Class C shares, Class I shares and Class Y shares of BNY Mellon Income Stock Fund on 8/31/06 to a $10,000 investment made in the Dow Jones U.S. Select Dividend Index (the "Index") on that date. All dividends and capital gain distributions are reinvested.

The fund's performance shown in the line graph above takes into account all applicable fees and expenses on all classes. The Index is an unmanaged index which represents the country’s leading stocks by dividend yield. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

20

Average Annual Total Returns as of 8/31/16
	Inception Date	1 Year	5 Years	10 Years
Class M shares	1/1/85	14.33%	14.76%	7.01%
Investor shares	7/11/01	14.14%	14.47%	6.74%
Class A shares
with maximum sales charge (5.75%)	5/31/16	7.70%††	13.40%††	6.37%††
without sales charge	5/31/16	14.24%††	14.74%††	7.00%††
Class C shares
with applicable redemption charge†	5/31/16	13.02%††	14.70%††	6.98%††
without redemption	5/31/16	14.02%††	14.70%††	6.98%††
Class I shares	5/31/16	14.32%††	14.76%††	7.01%††
Class Y shares	5/31/16	14.32%††	14.76%††	7.01%††
Dow Jones U.S. Select Dividend Index		21.73%	15.29%	7.18%

†  The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

††  The total return figures presented for Class A, Class C, Class I and Class Y shares of the fund reflect the performance of the fund’s Class M shares for the period prior to 5/31/16 (the inception date for Class A, Class C, Class I and Class Y shares) adjusted to reflect each share class’ applicable sales charges.

21

FUND PERFORMANCE (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (Class M shares)
BNY Mellon Mid Cap Multi-Strategy Fund (Investor shares)
Russell Midcap Index†
Russell Midcap Value Index†
Russell Midcap Growth Index†
$23,156
$22,589
$21,546
$20,126
$19,624
28,000
23,000
18,000
13,000
8,000
Dollars
06
07
08
09
10
11
12
13
14
15
16
Years Ended 8/31

Comparison of change in value of $10,000 investment in BNY Mellon Mid Cap Multi-Strategy Fund Class M shares and Investor shares with the Russell Midcap Index, the Russell Midcap Value Index, and the Russell Midcap Growth Index

Average Annual Total Returns as of 8/31/16
	1 Year	5 Years	10 Years
Class M shares	7.51%	11.80%	7.25%
Investor shares	7.26%	11.52%	6.97%
Russell Midcap Index	9.91%	14.29%	8.49%
Russell Midcap Value Index	12.88%	15.03%	7.98%
Russell Midcap Growth Index	7.00%	13.43%	8.76%

†  Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Mid Cap Multi-Strategy Fund on 8/31/06 to a $10,000 investment made in each of the (1) the Russell Midcap Index, (2) the Russell Midcap Value Index and (3) the Russell Midcap Growth Index on that date. All dividends and capital gain distributions are reinvested.

The fund changed its investment strategy on August 20, 2012. Prior to that date, the fund generally had a single primary portfolio manager and investment strategy – selecting stocks of mid cap domestic companies through a disciplined investment process that combined computer modeling techniques, fundamental analysis and risk management. Different investment strategies may lead to different performance results. The fund’s performance for periods prior to August 20, 2012 reflects the fund’s investment strategy in effect prior to that date.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Russell Midcap Index is a widely accepted, unmanaged index of medium-cap stock market performance. The Russell Midcap Value Index is a widely accepted, unmanaged index of medium-cap stock market performance and measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Growth Index measures the performance of those companies among the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the largest 1,000 publicly traded U.S. companies. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

22

BNY Mellon Small Cap Multi-Strategy Fund (Class M shares)
BNY Mellon Small Cap Multi-Strategy Fund (Investor shares)
Russell 2000 Index†
Russell 2000 Value Index†
Russell 2000 Growth Index†
$22,001
$19,751
$17,575
$17,019
$16,691
22,500
19,500
16,500
13,500
10,500
7,500
Dollars
06
07
08
09
10
11
12
13
14
15
16
Years Ended 8/31

Comparison of change in value of $10,000 investment in BNY Mellon Small Cap Multi-Strategy Fund Class M shares and Investor shares with the Russell 2000 Index, the Russell 2000 Value Index, and the Russell 2000 Growth Index

Average Annual Total Returns as of 8/31/16
	1 Year	5 Years	10 Years
Class M shares	4.46%	11.72%	5.46%
Investor shares	4.17%	11.42%	5.26%
Russell 2000 Index	8.59%	12.85%	7.04%
Russell 2000 Value Index	13.80%	12.63%	5.80%
Russell 2000 Growth Index	3.55%	13.02%	8.20%

†  Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Small Cap Multi-Strategy Fund on 8/31/06 to a $10,000 investment made in each of the (1) the Russell 2000 Index, (2) the Russell 2000 Value Index and (3) the Russell 2000 Growth Index on that date. All dividends and capital gain distributions are reinvested.

The fund changed its investment strategy on August 20, 2012. Prior to that date, the fund generally had a single primary portfolio manager and investment strategy – selecting stocks of small cap domestic companies through a disciplined investment process that combined computer modeling techniques, fundamental analysis and risk management. Different investment strategies may lead to different performance results. The fund’s performance for periods prior to August 20, 2012 reflects the fund’s investment strategy in effect prior to that date.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

23

FUND PERFORMANCE (continued)

BNY Mellon Focused Equity Opportunities Fund (Class M shares)
BNY Mellon Focused Equity Opportunities Fund (Investor shares)
Standard & Poor's 500 Composite Stock Price Index†
$23,763
$21,307
$20,951
25,000
22,000
19,000
16,000
13,000
10,000
Dollars
9/30/09
10
11
12
13
14
15
16
Years Ended 8/31

Comparison of change in value of $10,000 investment in BNY Mellon Focused Equity Opportunities Fund Class M shares and Investor shares and the Standard & Poor’s 500 Composite Stock Price Index

Average Annual Total Returns as of 8/31/16
	Inception Date	1 Year	5 Years	From Inception
Class M shares	9/30/09	9.39%	11.98%	11.55%
Investor shares	9/30/09	9.13%	11.66%	11.28%
Standard & Poor’s 500 Composite Stock price Index	9/30/09	12.53%	14.67%	13.33%

†  Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Focused Equity Opportunities Fund on 9/30/09 (inception date) to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index “) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

24

BNY Mellon Small/Mid Cap Multi-Strategy (Class M shares)
BNY Mellon Small/Mid Cap Multi-Strategy (Investor shares)
Russell 2500 Index†
Russell 2500 Value Index†
Russell 2500 Growth Index†
$24,922
$23,996
$23,106
$20,060
$19,694
25,000
22,000
19,000
16,000
13,000
10,000
Dollars
9/30/09
10
11
12
13
14
15
16
Years Ended 8/31

Comparison of change in value of $10,000 investment in BNY Mellon Small/Mid Cap Multi-Strategy Fund Class M shares and Investor shares with the Russell 2500 Index, the Russell 2500 Value Index and the Russell 2500 Growth Index

Average Annual Total Returns as of 8/31/16
	Inception Date	1 Year	5 Years	From Inception
Class M shares	9/30/09	4.35%	8.55%	10.58%
Investor shares	9/30/09	4.08%	8.26%	10.29%
Russell 2500 Index	9/30/09	8.79%	13.56%	13.49%
Russell 2500 Value Index	9/30/09	12.79%	13.53%	12.87%
Russell 2500 Growth Index	9/30/09	4.65%	13.49%	14.11%

†  Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Small/Mid Cap Multi-Strategy Fund on 9/30/09 (inception date) to a $10,000 investment made in each of (1) the Russell 2500 Index, (2) the Russell 2500 Value Index and (3) the Russell 2500 Growth Index on that date. All dividends and capital gain distributions are reinvested.

On April 28, 2014, the fund’s investment strategy changed. From August 20, 2012 through April 27, 2014, the investment adviser selected securities for the fund using a disciplined investment process that combined quantitative modeling techniques, fundamental analysis and risk management. Prior to August 20, 2012, the investment adviser selected securities for the fund using proprietary computer models, along with fundamental analysis to identify and rank stocks within industries or sectors, based on several characteristics, including value, growth and financial profile. Different investment strategies may lead to different performance results. The fund’s performance for the period August 20, 2012 through April 27, 2014 and for the periods prior to August 20, 2012 reflects the fund’s investment strategy in effect during those periods.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Russell 2500 Index is an unmanaged index designed to track the performance of small- to mid-cap U.S. stocks. The Russell 2500 Value Index is an unmanaged index which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Growth Index is an unmanaged index which measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

25

FUND PERFORMANCE (continued)

BNY Mellon International Fund (Class M shares)
BNY Mellon International Fund (Investor shares)
Morgan Stanley Capital International Europe, Australasia, Far East Index†
13,500
12,000
10,500
9,000
7,500
Dollars
$11,849
$10,762
$10,497
06
07
08
09
10
11
12
13
14
15
16
Years Ended 8/31

Comparison of change in value of $10,000 investment in BNY Mellon International Fund Class M shares and Investor shares and the Morgan Stanley Capital International Europe, Australasia, Far East Index

Average Annual Total Returns as of 8/31/16
	1 Year	5 Years	10 Years
Class M shares	-1.49%	4.86%	0.74%
Investor shares	-1.78%	4.59%	0.49%
Morgan Stanley Capital International Europe, Australasia, Far East Index	-0.12%	5.00%	1.71%

†  Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon International Fund on 8/31/06 to a $10,000 investment made in the Morgan Stanley Capital International Europe, Australasia, Far East Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

26

BNY Mellon Emerging Markets Fund (Class M shares)
BNY Mellon Emerging Markets Fund (Investor shares)
Morgan Stanley Capital International Emerging Markets Index†
18,000
16,000
14,000
12,000
10,000
Dollars
$14,657
$13,227
$12,902
06
07
08
09
10
11
12
13
14
15
16
Years Ended 8/31

Comparison of change in value of $10,000 investment in BNY Mellon Emerging Markets Fund Class M shares and Investor shares and the Morgan Stanley Capital International Emerging Markets Index

Average Annual Total Returns as of 8/31/16
	1 Year	5 Years	10 Years
Class M shares	13.35%	-1.62%	2.84%
Investor shares	13.13%	-1.88%	2.58%
Morgan Stanley Capital International Emerging Markets Index	11.83%	-0.42%	3.90%

†  Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Emerging Markets Fund on 8/31/06 to a $10,000 investment made in the Morgan Stanley Capital International Emerging Markets Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index is a market capitalization-weighted index composed of companies representative of the market structure of select designated emerging market countries in Europe, Latin America and the Pacific Basin. The Index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners. The Index includes gross dividends reinvested and, unlike a mutual fund, does not take into account charges, fees and other expenses. These factors can contribute to the Index potentially outperforming the fund. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

27

FUND PERFORMANCE (continued)

BNY Mellon International Appreciation Fund (Class M shares)
BNY Mellon International Appreciation Fund (Investor shares)
Morgan Stanley Capital International Europe, Australasia, Far East Index†
13,000
12,000
11,000
10,000
9,000
8,000
Dollars
$11,849
$11,271
$10,996
06
07
08
09
10
11
12
13
14
15
16
Years Ended 8/31

Comparison of change in value of $10,000 investment in BNY Mellon International Appreciation Fund, Class M shares and Investor shares and the Morgan Stanley Capital International Europe, Australasia, Far East Index

Average Annual Total Returns as of 8/31/16
	1 Year	5 Years	10 Years
Class M shares	-0.22%	4.58%	1.20%
Investor shares	-0.57%	4.31%	0.95%
Morgan Stanley Capital International Europe, Australasia, Far East Index	-0.12%	5.00%	1.71%

†  Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon International Appreciation Fund on 8/31/06 to a $10,000 investment made in the Morgan Stanley Capital International Europe, Australasia, Far East Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

As of the close of business on September 12, 2008, substantially all of the assets of another investment company advised by an affiliate of the fund’s investment adviser, BNY Hamilton International Equity Fund (the “predecessor fund”), a series of BNY Hamilton Funds, Inc., were transferred to BNY Mellon International Appreciation Fund in a tax-free reorganization and the fund commenced operations. The performance figures for the fund’s Class M shares represent the performance of the predecessor fund’s Institutional shares prior to the commencement of operations for BNY Mellon International Appreciation Fund and the performance of BNY Mellon International Appreciation Fund’s Class M shares thereafter. The performance figures for Investor shares represent the performance of the predecessor fund’s Class A shares prior to the commencement of operations for BNY Mellon International Appreciation Fund and the performance of BNY Mellon International Appreciation Fund’s Investor shares thereafter. Investor shares are subject to a Shareholder Services Plan.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

28

Comparison of change in value of $10,000 investment in BNY Mellon International Equity Income Fund Class M shares and Investor shares and the Morgan Stanley Capital International All Country World Index Ex-U.S.

Average Annual Total Returns as of 8/31/16
	Inception Date	1 Year	From Inception
Class M shares	12/15/11	6.51%	3.48%
Investor shares	12/15/11	6.40%	3.22%
Morgan Stanley Capital International All Country World Index Ex-U.S.	11/30/11	2.92%	5.03%††

†  Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon International Equity Income Fund on 12/15/11 (inception date) to a $10,000 investment made in the Morgan Stanley Capital International All Country World Index Ex-U.S. (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index captures large and mid cap representation across 23 of 24 Developed Markets (DM) countries (excluding the U.S.) and 21 Emerging Markets (EM) countries. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

†† For comparative purposes, the value of the Index on 11/30/11 is used as the beginning value on 12/15/11.

29

FUND PERFORMANCE (continued)

18,000
16,000
14,000
12,000
10,000
Dollars
BNY Mellon Asset Allocation Fund (Class M shares)
BNY Mellon Asset Allocation Fund (Investor shares)
Morningstar Moderate Target Risk Index†
$17,596
$16,349
$15,951
06
07
08
09
10
11
12
13
14
15
16
Years Ended 8/31

Comparison of change in value of $10,000 investment in BNY Mellon Asset Allocation Fund Class M shares and Investor shares with the Morningstar Moderate Target Risk Index

Average Annual Total Returns as of 8/31/16
	1 Year	5 Years	10 Years
Class M shares	5.08%	6.60%	5.04%
Investor shares	4.89%	6.34%	4.78%
Morningstar Moderate Target Risk Index	8.23%	7.29%	5.81%

†  Source: Morningstar Inc.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Asset Allocation Fund on 8/31/06 to a $10,000 investment made in the Morningstar Moderate Target Risk Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund changed its investment strategy on September 15, 2011. Prior to that date, the fund invested in individual securities and BNY Mellon funds only and its target allocation was 60% of its assets invested in equity securities (directly and through underlying funds) and 40% of its assets invested in bonds and money market instruments (directly), with a range of 15% above or below such target amount. Different investment strategies may lead to different performance results. The fund’s performance for periods prior to September 15, 2011 reflects the investment strategy in effect prior to that date.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index is an unmanaged index of global equities, bonds and traditional inflation hedges such as commodities and Treasury Inflation Protected Securities (TIPS). Unlike a mutual fund, the index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

30

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from March 1, 2016 to August 31, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2016
	Class M	Investor Shares	Class A	Class C	Class I	Class Y
BNY Mellon Large Cap Stock Fund
Expenses paid per $1,000†	$ 4.33	$ 5.65	–	–	–	–
Ending value (after expenses)	$ 1,102.60	$ 1,099.10	–	–	–	–
Annualized expense ratio (%)	.82	1.07	–	–	–	–
BNY Mellon Large Cap Market Opportunities Fund
Expenses paid per $1,000†	$ 3.34	$ 4.68	–	–	–	–
Ending value (after expenses)	$ 1,140.60	$ 1,138.60	–	–	–	–
Annualized expense ratio (%)	.62	.87	–	–	–	–
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
Expenses paid per $1,000†	$ 3.44	$ 4.83	–	–	–	–
Ending value (after expenses)	$ 1,137.40	$ 1,136.10	–	–	–	–
Annualized expense ratio (%)	.64	.90	–	–	–	–
BNY Mellon Income Stock Fund††
Expenses paid per $1,000†	$ 4.38	$ 5.73	$ 2.95	$4.74	$ 2.21	$ 2.21
Ending value (after expenses)	$ 1,150.90	$ 1,150.60	$ 1,041.90	$1,040.00	$ 1,042.60	$ 1,042.60
Annualized expense ratio (%)	.81	1.06	1.15	1.85	.86	.86
BNY Mellon Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$ 4.88	$ 6.23	–	–	–	–
Ending value (after expenses)	$ 1,157.90	$ 1,156.40	–	–	–	–
Annualized expense ratio (%)	.90	1.15	–	–	–	–
BNY Mellon Small Cap Multi-Strategy Fund
Expenses paid per $1,000†	$ 5.80	$ 7.18	–	–	–	–
Ending value (after expenses)	$ 1,197.90	$ 1,196.60	–	–	–	–
Annualized expense ratio (%)	1.05	1.30	–	–	–	–
BNY Mellon Focused Equity Opportunities Fund
Expenses paid per $1,000†	$ 4.70	$6.05	–	–	–	–
Ending value (after expenses)	$1,150.20	$ 1,148.90	–	–	–	–
Annualized expense ratio (%)	.87	1.12	–	–	–	–

31

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited) (continued)

Expenses and Value of a $1,000 Investment (continued)
assuming actual returns for the six months ended August 31, 2016
	Class M	Investor Shares
BNY Mellon Small/Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$ 5.22	$ 6.52
Ending value (after expenses)	$ 1,161.50	$ 1,160.20
Annualized expense ratio (%)	.96	1.20
BNY Mellon International Fund
Expenses paid per $1,000†	$ 5.46	$ 6.78
Ending value (after expenses)	$ 1,108.70	$ 1,106.80
Annualized expense ratio (%)	1.03	1.28
BNY Mellon Emerging Markets Fund
Expenses paid per $1,000†	$ 7.76	$ 9.16
Ending value (after expenses)	$ 1,237.60	$ 1,236.60
Annualized expense ratio (%)	1.38	1.63
BNY Mellon International Appreciation Fund
Expenses paid per $1,000†	$5.10	$ 6.42
Ending value (after expenses)	$ 1,113.20	$ 1,111.70
Annualized expense ratio (%)	.96	1.21
BNY Mellon International Equity Income Fund
Expenses paid per $1,000†	$ 5.88	$ 7.21
Ending value (after expenses)	$ 1,127.20	$ 1,125.80
Annualized expense ratio (%)	1.10	1.35
BNY Mellon Asset Allocation Fund
Expenses paid per $1,000†	$ 1.47	$ 2.79
Ending value (after expenses)	$1,093.50	$ 1,091.50
Annualized expense ratio (%)	.28	.53

† Expenses are equal to each fund’s annualized expense ratio as shown above, multiplied by the average account value over the period, multiplied by 184/366 for Class M and Investor shares. Expenses are equal to the BNY Mellon Income Stock Fund annualized expense ratio as shown above for Class A, Class C, Class I and Class Y shares, multiplied by the average account value over the period, multiplied by 92/366 (to reflect the actual days in the period).

†† From May 31, 2016 (commencement of initial offering) to August 31, 2016 for Class A, Class C, Class I and Class Y shares for BNY Mellon Income Stock Fund.

32

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2016
	Class M	Investor Shares	Class A	Class C	Class I	Class Y
BNY Mellon Large Cap Stock Fund
Expenses paid per $1,000†	$ 4.17	$ 5.43	–	–	–	–
Ending value (after expenses)	$ 1,021.01	$ 1,019.76	–	–	–	–
Annualized expense ratio (%)	.82	1.07	–	–	–	–
BNY Mellon Large Cap Market Opportunities Fund
Expenses paid per $1,000†	$ 3.15	$ 4.42	–	–	–	–
Ending value (after expenses)	$ 1,022.02	$ 1,020.76	–	–	–	–
Annualized expense ratio (%)	.62	.87	–	–	–	–
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
Expenses paid per $1,000†	$ 3.25	$ 4.57	–	–	–	–
Ending value (after expenses)	$ 1,021.92	$ 1,020.61	–	–	–	–
Annualized expense ratio (%)	.64	.90	–	–	–	–
BNY Mellon Income Stock Fund††
Expenses paid per $1,000†	$ 4.12	$ 5.38	$ 5.84	$ 9.37	$ 4.37	$ 4.37
Ending value (after expenses)	$ 1,021.06	$ 1,019.81	$1,019.36	$ 1,015.84	$1,020.81	$ 1,020.81
Annualized expense ratio (%)	.81	1.06	1.15	1.85	.86	.86
BNY Mellon Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$ 4.57	$ 5.84	–	–	–	–
Ending value (after expenses)	$ 1,020.61	$1,019.36	–	–	–	–
Annualized expense ratio (%)	.90	1.15	–	–	–	–
BNY Mellon Small Cap Multi-Strategy Fund
Expenses paid per $1,000†	$ 5.33	$ 6.60	–	–	–	–
Ending value (after expenses)	$ 1,019.86	$ 1,018.60	–	–	–	–
Annualized expense ratio (%)	1.05	1.30	–	–	–	–
BNY Mellon Focused Equity Opportunities Fund
Expenses paid per $1,000†	$ 4.42	$ 5.69	–	–	–	–
Ending value (after expenses)	$ 1,020.76	$1,019.51	–	–	–	–
Annualized expense ratio (%)	.87	1.12	–	–	–	–

33

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited) (continued)

Expenses and Value of a $1,000 Investment (continued)
assuming a hypothetical 5% annualized return for the six months ended August 31, 2016
	Class M	Investor Shares
BNY Mellon Small/Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$ 4.88	$ 6.09
Ending value (after expenses)	$ 1,020.31	$ 1,019.10
Annualized expense ratio (%)	.96	1.20
BNY Mellon International Fund
Expenses paid per $1,000†	$ 5.23	$ 6.50
Ending value (after expenses)	$ 1,019.96	$ 1,018.70
Annualized expense ratio (%)	1.03	1.28
BNY Mellon Emerging Markets Fund
Expenses paid per $1,000†	$ 7.00	$ 8.26
Ending value (after expenses)	$ 1,018.20	$ 1,016.94
Annualized expense ratio (%)	1.38	1.63
BNY Mellon International Appreciation Fund
Expenses paid per $1,000†	$ 4.88	$ 6.14
Ending value (after expenses)	$ 1,020.31	$ 1,019.05
Annualized expense ratio (%)	.96	1.21
BNY Mellon International Equity Income Fund
Expenses paid per $1,000†	$ 5.58	$ 6.85
Ending value (after expenses)	$ 1,019.61	$ 1,018.35
Annualized expense ratio (%)	1.10	1.35
BNY Mellon Asset Allocation Fund
Expenses paid per $1,000†	$ 1.42	$ 2.69
Ending value (after expenses)	$ 1,023.73	$1,022.47
Annualized expense ratio (%)	.28	.53

† Expenses are equal to each fund’s annualized expense ratio as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

†† Please note that while Class A, Class C, Class I and Class Y shares commenced operations on May 31, 2016 for BNY Mellon Income Stock Fund, the hypothetical expenses paid during the period reflect projected activity for the full six month period for purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period March 1, 2016 to August 31, 2016.

34

STATEMENT OF INVESTMENTS

August 31, 2016

BNY Mellon Large Cap Stock Fund
Common Stocks - 99.5%	Shares		Value ($)
Automobiles & Components - .8%
Visteon	38,790		2,742,453
Banks - 6.7%
Bank of America	371,380		5,994,073
Citigroup	111,645		5,329,932
JPMorgan Chase & Co.	104,834		7,076,295
Wells Fargo & Co.	82,029		4,167,073
			22,567,373
Capital Goods - 6.9%
3M	14,408		2,582,490
Boeing	29,410		3,807,125
BWX Technologies	14,350		556,924
General Electric	214,959		6,715,319
HD Supply Holdings	44,585	[a]	1,609,964
Honeywell International	9,151		1,068,013
Illinois Tool Works	9,817		1,166,751
Lennox International	5,285		851,255
Owens Corning	51,375		2,821,515
Spirit AeroSystems Holdings, Cl. A	48,017	[a]	2,200,139
			23,379,495
Consumer Durables & Apparel - .3%
Brunswick	11,545		530,955
D.R. Horton	17,120		548,867
			1,079,822
Consumer Services - 2.8%
Carnival	55,585		2,656,963
Darden Restaurants	43,366		2,673,080
Marriott International, Cl. A	37,110	[b]	2,647,056
Royal Caribbean Cruises	20,565	[b]	1,462,377
			9,439,476
Diversified Financials - 4.9%
Affiliated Managers Group	13,801	[a]	1,960,432
American Express	55,316		3,627,623
Ameriprise Financial	29,020		2,933,342
Berkshire Hathaway, Cl. B	11,355	[a]	1,708,814
Discover Financial Services	52,295		3,137,700
Moody's	7,715		838,543
T. Rowe Price Group	35,691		2,481,952
			16,688,406
Energy - 5.2%
Chevron	19,270		1,938,177
Exxon Mobil	104,157		9,076,241
Hess	11,545		626,894
HollyFrontier	14,245		368,661
Phillips 66	8,695	[b]	682,123
Tesoro	23,832		1,797,409
Valero Energy	53,557		2,964,380
			17,453,885
Food & Staples Retailing - 4.0%
CVS Health	53,065		4,956,271

BNY Mellon Large Cap Stock Fund (continued)
Common Stocks - 99.5% (continued)	Shares		Value ($)
Food & Staples Retailing - 4.0% (continued)
Kroger	23,818		761,938
Walgreens Boots Alliance	38,060		3,071,823
Wal-Mart Stores	68,128		4,867,064
			13,657,096
Food, Beverage & Tobacco - 6.2%
Altria Group	81,147		5,363,005
ConAgra Foods	63,825		2,974,883
J.M. Smucker	18,705		2,652,182
Mondelez International, Cl. A	90,990		4,096,370
PepsiCo	53,745		5,737,279
			20,823,719
Health Care Equipment & Services - 5.5%
Abbott Laboratories	78,368		3,293,023
Anthem	13,690		1,712,345
Baxter International	67,030		3,132,312
Cigna	13,126		1,683,541
Express Scripts Holding	43,760	[a]	3,181,352
HCA Holdings	30,648	[a]	2,315,456
Hologic	81,865	[a]	3,145,253
			18,463,282
Household & Personal Products - 1.4%
Estee Lauder, Cl. A	34,822		3,107,167
Kimberly-Clark	3,955		506,477
Procter & Gamble	14,884		1,299,522
			4,913,166
Insurance - 2.0%
Prudential Financial	39,336		3,122,492
Travelers	30,281		3,594,658
			6,717,150
Materials - 2.9%
Air Products & Chemicals	4,315		671,500
Celanese, Ser. A	37,975		2,446,729
Crown Holdings	11,990	[a]	650,218
Dow Chemical	25,477		1,366,586
LyondellBasell Industries, Cl. A	8,555		674,904
Nucor	14,690		712,612
Reliance Steel & Aluminum	43,710		3,150,617
			9,673,166
Media - 3.7%
CBS, Cl. B	55,680		2,841,350
Sirius XM Holdings	199,405	[a,b]	825,537
Time Warner	41,186		3,229,394
Twenty-First Century Fox, Cl. A	30,501		748,495
Walt Disney	52,374		4,947,248
			12,592,024
Pharmaceuticals, Biotechnology & Life Sciences - 10.9%
Agilent Technologies	46,805		2,198,899
Amgen	32,124		5,463,007
Charles River Laboratories International	8,625	[a]	717,686

35

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Large Cap Stock Fund (continued)
Common Stocks - 99.5% (continued)	Shares		Value ($)
Pharmaceuticals, Biotechnology & Life Sciences - 10.9% (continued)
Gilead Sciences	53,477		4,191,527
Johnson & Johnson	69,713		8,319,549
Merck & Co.	100,096		6,285,028
Mylan	32,870	[a]	1,392,373
Pfizer	197,201		6,862,595
Quintiles Transnational Holdings	8,615	[a]	665,940
Thermo Fisher Scientific	3,910		595,063
			36,691,667
Real Estate - 3.0%
Equity Residential	43,880	[c]	2,846,496
General Growth Properties	108,877	[c]	3,172,676
Public Storage	14,850	[c]	3,325,509
Simon Property Group	3,424	[c]	737,769
			10,082,450
Retailing - 4.5%
Amazon.com	4,705	[a]	3,618,898
Home Depot	43,749		5,867,616
Lowe's	28,869		2,210,211
Nordstrom	11,570	[b]	583,822
Target	43,814		3,075,305
			15,355,852
Semiconductors & Semiconductor Equipment - 2.5%
Applied Materials	97,070		2,896,569
Intel	47,108		1,690,706
Texas Instruments	54,866		3,815,382
			8,402,657
Software & Services - 11.8%
Activision Blizzard	82,795		3,425,229
Alphabet, Cl. A	7,817	[a]	6,174,258
Alphabet, Cl. C	7,821	[a]	5,999,098
Citrix Systems	37,640	[a]	3,282,208
eBay	119,790	[a]	3,852,446
Facebook, Cl. A	14,641	[a]	1,846,523
International Business Machines	32,666		5,189,974
Microsoft	83,150		4,777,799
Nuance Communications	103,565	[a]	1,509,978
Red Hat	23,550	[a]	1,718,679
VeriSign	26,178	[a,b]	1,948,952
			39,725,144
Technology Hardware & Equipment - 4.8%
Apple	96,226		10,209,579
Cisco Systems	75,780		2,382,523
HP	49,485		711,099
Motorola Solutions	38,290		2,947,947
			16,251,148
Telecommunication Services - 4.1%
AT&T	113,557		4,642,210
CenturyLink	89,138		2,478,036

BNY Mellon Large Cap Stock Fund (continued)
Common Stocks - 99.5% (continued)	Shares		Value ($)
Telecommunication Services - 4.1% (continued)
Verizon Communications	126,004		6,593,789
			13,714,035
Transportation - 1.6%
Delta Air Lines	67,072		2,464,896
Southwest Airlines	83,341		3,073,616
			5,538,512
Utilities - 3.0%
Duke Energy	37,210		2,964,149
FirstEnergy	87,180		2,853,401
Great Plains Energy	84,770		2,302,353
NiSource	20,570		492,446
PPL	46,995		1,634,486
			10,246,835
Total Common Stocks (cost $277,435,678)			336,198,813
Other Investment - .4%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $1,504,500)	1,504,500	[d]	1,504,500
Investment of Cash Collateral for Securities Loaned - 1.4%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund, Institutional Shares (cost $4,718,547)	4,718,547	[d]	4,718,547
Total Investments (cost $283,658,725)	101.3%		342,421,860
Liabilities, Less Cash and Receivables	(1.3%)		(4,507,900)
Net Assets	100.0%		337,913,960

a Non-income producing security.

b Security, or portion thereof, on loan. At August 31, 2016, the value of the fund’s securities on loan was $6,977,580 and the value of the collateral held by the fund was $7,160,933, consisting of cash collateral of $4,718,547 and U.S. Government & Agency securities valued at $2,442,386.

c Investment in real estate investment trust.

d Investment in affiliated money market mutual fund.

36

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	11.8
Pharmaceuticals, Biotechnology & Life Sciences	10.9
Capital Goods	6.9
Banks	6.7
Food, Beverage & Tobacco	6.2
Health Care Equipment & Services	5.5
Energy	5.2
Diversified Financials	4.9
Technology Hardware & Equipment	4.8
Retailing	4.5
Telecommunication Services	4.1
Food & Staples Retailing	4.0
Media	3.7
Real Estate	3.0
Utilities	3.0
Materials	2.9
Consumer Services	2.8
Semiconductors & Semiconductor Equipment	2.5
Insurance	2.0
Money Market Investments	1.8
Transportation	1.6
Household & Personal Products	1.4
Automobiles & Components	.8
Consumer Durables & Apparel	.3
101.3

† Based on net assets.

See notes to financial statements.

37

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Large Cap Market Opportunities Fund
Common Stocks - 47.8%	Shares		Value ($)
Banks - 1.2%
Bank of America	62,800		1,013,592
Capital Goods - 5.5%
3M	5,380		964,311
Donaldson	3,814	[a]	143,216
Eaton	15,265		1,015,733
Emerson Electric	2,110		111,155
Fastenal	3,420		147,436
Flowserve	2,800		135,436
Honeywell International	7,782		908,237
Illinois Tool Works	7,393		878,658
MSC Industrial Direct, Cl. A	1,451	[a]	105,981
Toro	1,835		178,270
W.W. Grainger	275	[a]	63,431
			4,651,864
Consumer Durables & Apparel - .2%
NIKE, Cl. B	3,291		189,693
Consumer Services - .4%
McDonald's	1,297		150,011
Starbucks	3,637		204,509
			354,520
Diversified Financials - 4.1%
Capital One Financial	13,925		997,030
Intercontinental Exchange	4,688		1,322,110
Invesco	34,378		1,072,250
			3,391,390
Energy - 3.7%
EOG Resources	2,256		199,633
Halliburton	19,591		842,609
Marathon Petroleum	18,340		779,633
Occidental Petroleum	1,156		88,839
Schlumberger	2,011		158,869
Valero Energy	19,205		1,062,997
			3,132,580
Food, Beverage & Tobacco - 3.8%
Constellation Brands, Cl. A	5,810		953,130
PepsiCo	11,043		1,178,840
Philip Morris International	10,854		1,084,640
			3,216,610
Health Care Equipment & Services - 2.4%
Aetna	7,026		822,885
C.R. Bard	1,154		254,849
Cerner	2,395	[b]	154,573
Intuitive Surgical	295	[b]	202,494
ResMed	3,010	[a]	200,737
Stryker	1,947		225,190
Varian Medical Systems	1,636	[a,b]	157,269
			2,017,997
Household & Personal Products - .4%
Colgate-Palmolive	2,301		171,056

BNY Mellon Large Cap Market Opportunities Fund (continued)
Common Stocks - 47.8% (continued)	Shares		Value ($)
Household & Personal Products - .4% (continued)
Estee Lauder, Cl. A	1,935		172,660
			343,716
Materials - 2.1%
Dow Chemical	18,530		993,949
Ecolab	1,370		168,578
FMC	2,695		126,503
International Flavors & Fragrances	1,060		146,895
Monsanto	1,554		165,501
Praxair	1,393		170,002
			1,771,428
Media - 2.7%
Comcast, Cl. A	17,670		1,153,144
Time Warner	12,480		978,557
Walt Disney	1,548		146,224
			2,277,925
Pharmaceuticals, Biotechnology & Life Sciences - 4.9%
Agilent Technologies	20,840		979,063
Allergan	4,436	[b]	1,040,419
Biogen	435	[b]	132,949
Celgene	1,269	[b]	135,453
Gilead Sciences	1,470		115,219
Johnson & Johnson	13,421		1,601,662
Mettler-Toledo International	312	[b]	125,758
			4,130,523
Retailing - 2.9%
Amazon.com	1,449	[b]	1,114,513
Lowe's	11,710		896,518
The TJX Companies	3,511		271,892
Tractor Supply	1,744		146,409
			2,429,332
Semiconductors & Semiconductor Equipment - 3.4%
Broadcom	8,799		1,552,320
NXP Semiconductors	14,885	[b]	1,310,178
			2,862,498
Software & Services - 9.0%
Adobe Systems	11,592	[b]	1,185,978
Alphabet, Cl. A	1,740	[b]	1,374,339
Alphabet, Cl. C	184	[b]	141,137
Automatic Data Processing	1,970		176,926
Cognizant Technology Solutions, Cl. A	2,625	[b]	150,780
Facebook, Cl. A	10,240	[b]	1,291,469
Jack Henry & Associates	2,055		179,340
MasterCard, Cl. A	2,620		253,171
Microsoft	3,449		198,180
Oracle	3,786		156,059
Paychex	3,436		208,462
salesforce.com	15,880	[b]	1,261,190

38

BNY Mellon Large Cap Market Opportunities Fund (continued)
Common Stocks - 47.8% (continued)	Shares		Value ($)
Software & Services - 9.0% (continued)
Visa, Cl. A	12,000		970,800
			7,547,831
Technology Hardware & Equipment - .9%
Amphenol, Cl. A	4,013		250,050
Cisco Systems	6,008		188,892
IPG Photonics	1,995	[b]	173,525
TE Connectivity	1,700		108,069
			720,536
Transportation - .2%
Expeditors International of Washington	3,380		171,197
Total Common Stocks (cost $29,852,406)			40,223,232
Other Investment - 51.9%
Registered Investment Companies:
BNY Mellon Income Stock Fund, Cl. M	1,324,974	[c]	11,553,775
Dreyfus Institutional Preferred Government Plus Money Market Fund	637,948	[d]	637,948
Dreyfus Research Growth Fund, Cl. Y	1,133,167	[c]	16,328,934
Dreyfus Strategic Value Fund, Cl. Y	416,763	[c]	15,070,157
(cost $39,792,028)			43,590,814
Investment of Cash Collateral for Securities Loaned - .2%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund, Institutional Shares (cost $173,853)	173,853	[d]	173,853
Total Investments (cost $69,818,287)	99.9%		83,987,899
Cash and Receivables (Net)	.1%		107,396
Net Assets	100.0%		84,095,295

a Security, or portion thereof, on loan. At August 31, 2016, the value of the fund’s securities on loan was $665,048 and the value of the collateral held by the fund was $684,433, consisting of cash collateral of $173,853 and U.S. Government & Agency securities valued at $510,580.

b Non-income producing security.

c Investment in affiliated mutual fund.

d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Mutual Funds: Domestic	51.1
Software & Services	9.0
Capital Goods	5.5
Pharmaceuticals, Biotechnology & Life Sciences	4.9
Diversified Financials	4.1
Food, Beverage & Tobacco	3.8
Energy	3.7
Semiconductors & Semiconductor Equipment	3.4
Retailing	2.9
Media	2.7
Health Care Equipment & Services	2.4
Materials	2.1
Banks	1.2
Money Market Investments	1.0
Technology Hardware & Equipment	.9
Consumer Services	.4
Household & Personal Products	.4
Consumer Durables & Apparel	.2
Transportation	.2
99.9

† Based on net assets.

See notes to financial statements.

39

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
Common Stocks - 66.6%	Shares		Value ($)
Automobiles & Components - .3%
Delphi Automotive	655		46,282
Ford Motor	22,993		289,712
General Motors	1,835		58,573
Harley-Davidson	2,994		157,784
Johnson Controls	9,299		408,040
			960,391
Banks - 2.9%
Bank of America	208,799		3,370,016
BB&T	10,767		414,529
Citigroup	16,705		797,497
Citizens Financial Group	8,195		202,990
Fifth Third Bancorp	3,234		65,198
JPMorgan Chase & Co.	29,499		1,991,182
KeyCorp	12,445		156,309
M&T Bank	630		74,548
PNC Financial Services Group	7,076		637,548
SunTrust Banks	1,700		74,919
U.S. Bancorp	6,192		273,377
Wells Fargo & Co.	41,667		2,116,684
Zions Bancorporation	2,665		81,522
			10,256,319
Capital Goods - 5.9%
3M	18,291		3,278,479
Allegion	2,996		213,375
Boeing	5,995		776,053
Caterpillar	4,600		376,970
Deere & Co.	771		65,188
Donaldson	8,320	[a]	312,416
Dover	5,199		376,927
Eaton	38,541		2,564,518
Emerson Electric	6,700		352,956
Fastenal	7,460		321,601
Flowserve	9,980		482,733
Fortive	2,056		108,290
General Dynamics	2,421		368,525
General Electric	76,355		2,385,330
Honeywell International	25,043		2,922,769
Illinois Tool Works	18,438		2,191,356
Ingersoll-Rand	7,050		479,329
Lockheed Martin	1,964		477,193
MSC Industrial Direct, Cl. A	3,167		231,318
Northrop Grumman	1,146		243,032
Parker-Hannifin	612		74,988
Raytheon	4,495		629,884
Rockwell Collins	2,683		224,540
Stanley Black & Decker	653		80,809
Toro	4,005		389,086
United Rentals	875	[b]	72,021
United Technologies	3,444		366,545
W.W. Grainger	1,588	[a]	366,288

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Common Stocks - 66.6% (continued)	Shares		Value ($)
Capital Goods - 5.9% (continued)
Xylem	2,698		137,220
			20,869,739
Commercial & Professional Services - .2%
Robert Half International	3,145		120,548
Tyco International	1,194		52,154
Waste Management	7,974		509,858
			682,560
Consumer Durables & Apparel - .6%
Leggett & Platt	5,590		293,363
Lennar, Cl. A	6,550	[a]	309,815
NIKE, Cl. B	22,200		1,279,608
VF	4,760		295,358
			2,178,144
Consumer Services - 1.0%
Carnival	2,398		114,624
Chipotle Mexican Grill	500	[a,b]	206,865
Interval Leisure Group	327		5,690
McDonald's	8,601		994,792
Starbucks	24,118		1,356,155
Starwood Hotels & Resorts Worldwide	760	[c]	58,870
Wyndham Worldwide	2,925		207,061
Wynn Resorts	1,425	[a]	127,281
Yum! Brands	3,597		326,284
			3,397,622
Diversified Financials - 4.3%
American Express	2,039		133,718
Ameriprise Financial	3,382		341,853
Berkshire Hathaway, Cl. B	13,992	[b]	2,105,656
BlackRock	863		321,735
Capital One Financial	35,508		2,542,373
Charles Schwab	12,266		385,888
CME Group	5,075		549,876
Discover Financial Services	5,797		347,820
Goldman Sachs Group	2,240		379,590
H&R Block	11,470		248,440
Intercontinental Exchange	12,203		3,441,490
Invesco	83,985		2,619,492
Legg Mason	4,320		149,429
Moody's	720		78,257
Morgan Stanley	6,300		201,978
Navient	17,465		251,147
S&P Global	2,118		261,658
State Street	7,726		542,674
Synchrony Financial	4,290		119,391
T. Rowe Price Group	561		39,012
			15,061,477
Energy - 4.8%
Anadarko Petroleum	4,930		263,607
Apache	4,635		230,359

40

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Common Stocks - 66.6% (continued)	Shares		Value ($)
Energy - 4.8% (continued)
Baker Hughes	1,160		56,991
Cabot Oil & Gas	8,255		203,321
California Resources	27		268
Chevron	11,744		1,181,212
Cimarex Energy	937		123,853
ConocoPhillips	3,106		127,501
Devon Energy	6,515		282,295
Diamond Offshore Drilling	5,190	[a]	95,859
EOG Resources	10,552		933,747
EQT	1,305		93,308
Exxon Mobil	28,894		2,517,823
Halliburton	46,153		1,985,041
Helmerich & Payne	3,515	[a]	212,517
Hess	3,865		209,870
Kinder Morgan	20,735		453,060
Marathon Oil	18,115		272,087
Marathon Petroleum	43,521		1,850,078
Murphy Oil	5,865	[a]	156,713
Newfield Exploration	3,080	[b]	133,549
Occidental Petroleum	5,449		418,756
ONEOK	1,650		77,369
Phillips 66	5,038	[a]	395,231
Pioneer Natural Resources	1,008		180,482
Range Resources	2,505	[a]	96,618
Schlumberger	11,997		947,763
Southwestern Energy	6,220	[a,b]	86,520
Spectra Energy	5,537		197,228
Tesoro	2,130		160,645
Transocean	11,585	[a,b]	112,375
Valero Energy	48,728		2,697,095
Williams	94		2,626
			16,755,767
Food & Staples Retailing - 1.0%
Costco Wholesale	4,295		696,177
CVS Health	11,301		1,055,513
Kroger	14,332		458,481
Sysco	1,650		85,569
Walgreens Boots Alliance	7,587		612,347
Wal-Mart Stores	8,317		594,166
			3,502,253
Food, Beverage & Tobacco - 4.4%
Altria Group	15,089		997,232
Archer-Daniels-Midland	6,445		282,033
Coca-Cola	25,580		1,110,939
Constellation Brands, Cl. A	15,979		2,621,355
General Mills	6,450		456,789
Hershey	1,006		100,489
Kraft Heinz	4,451		398,320
McCormick & Co.	3,022		308,123

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Common Stocks - 66.6% (continued)	Shares		Value ($)
Food, Beverage & Tobacco - 4.4% (continued)
Mead Johnson Nutrition	1,047		89,068
Molson Coors Brewing, Cl. B	4,480		458,394
Mondelez International, Cl. A	19,035		856,956
Monster Beverage	755	[b]	116,187
PepsiCo	37,742		4,028,958
Philip Morris International	33,063		3,303,986
Reynolds American	6,818		337,968
Tyson Foods, Cl. A	1,390		105,042
			15,571,839
Health Care Equipment & Services - 3.5%
Abbott Laboratories	6,843		287,543
Aetna	19,139		2,241,560
AmerisourceBergen	2,496		217,077
Anthem	2,774		346,972
Baxter International	1,585		74,067
Becton Dickinson & Co.	3,380		598,970
Boston Scientific	21,064	[b]	501,744
C.R. Bard	4,481		989,584
Cardinal Health	1,135		90,425
Cerner	5,920	[b]	382,077
Cigna	2,998		384,523
Danaher	4,112		334,758
Express Scripts Holding	5,628	[b]	409,156
Humana	2,671		477,334
Intuitive Surgical	1,143	[b]	784,578
McKesson	2,139		394,902
Medtronic	8,775		763,688
ResMed	6,577	[a]	438,620
St. Jude Medical	2,716		211,631
Stryker	5,231		605,017
UnitedHealth Group	9,693		1,318,733
Varian Medical Systems	3,569	[a,b]	343,088
			12,196,047
Household & Personal Products - 1.1%
Clorox	2,630		344,635
Colgate-Palmolive	11,848		880,780
Estee Lauder, Cl. A	5,325		475,150
Kimberly-Clark	4,350		557,061
Procter & Gamble	17,001		1,484,357
			3,741,983
Insurance - 1.2%
Aflac	1,080		80,114
Allstate	5,750		396,520
American International Group	14,635		875,612
Aon	4,891		544,613
Chubb	1,331		168,944
Cincinnati Financial	1,410		108,725
Hartford Financial Services Group	9,495		389,960

41

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Common Stocks - 66.6% (continued)	Shares		Value ($)
Insurance - 1.2% (continued)
Lincoln National	2,076		99,710
Marsh & McLennan Cos.	7,356		497,486
MetLife	6,757		293,254
Prudential Financial	1,076		85,413
Travelers	4,791		568,740
			4,109,091
Materials - 2.4%
Air Products & Chemicals	3,487		542,647
Alcoa	14,925		150,444
Dow Chemical	50,036		2,683,931
E.I. du Pont de Nemours & Co.	8,041		559,654
Ecolab	2,980		366,689
FMC	5,880		276,007
Freeport-McMoRan	25,405	[a]	261,417
International Flavors & Fragrances	2,310		320,120
International Paper	2,004		97,174
LyondellBasell Industries, Cl. A	3,266		257,655
Monsanto	7,141		760,516
Mosaic	655	[a]	19,696
Newmont Mining	6,295		240,721
Nucor	1,060		51,421
Owens-Illinois	3,930	[b]	70,465
PPG Industries	4,666		494,036
Praxair	3,437		419,451
Sherwin-Williams	1,290		365,986
Vulcan Materials	3,429		390,460
			8,328,490
Media - 2.5%
CBS, Cl. B	1,149		58,633
Charter Communications, Cl. A	446	[b]	114,716
Comcast, Cl. A	62,456		4,075,879
Discovery Communications, Cl. A	1,070	[b]	27,296
Omnicom Group	820		70,627
Time Warner	35,332		2,770,382
Twenty-First Century Fox, Cl. A	4,796		117,694
Viacom, Cl. B	620		25,011
Walt Disney	18,040		1,704,058
			8,964,296
Pharmaceuticals, Biotechnology & Life Sciences - 6.4%
AbbVie	12,108	[a]	776,123
Agilent Technologies	45,790		2,151,214
Alexion Pharmaceuticals	1,150	[b]	144,739
Allergan	12,559	[b]	2,945,588
Amgen	6,369		1,083,112
Biogen	2,909	[b]	889,078
Bristol-Myers Squibb	17,152		984,353
Celgene	11,381	[b]	1,214,808
Eli Lilly & Co.	9,686		753,086

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Common Stocks - 66.6% (continued)	Shares		Value ($)
Pharmaceuticals, Biotechnology & Life Sciences - 6.4% (continued)
Endo International	1,015	[b]	21,011
Gilead Sciences	17,306		1,356,444
Johnson & Johnson	51,062		6,093,739
Merck & Co.	19,251		1,208,770
Mettler-Toledo International	680	[b]	274,088
Pfizer	44,543		1,550,096
Regeneron Pharmaceuticals	252	[b]	98,923
Shire, ADR	432		80,862
Thermo Fisher Scientific	4,740		721,381
			22,347,415
Real Estate - 1.2%
American Tower	2,360	[c]	267,577
AvalonBay Communities	2,636	[c]	461,326
Crown Castle International	2,870	[c]	271,990
Equinix	373	[c]	137,506
Equity Residential	6,437	[c]	417,568
General Growth Properties	10,720	[c]	312,381
HCP	3,535	[c]	139,032
Iron Mountain	7,405	[c]	284,426
Kimco Realty	13,000	[c]	390,650
Macerich	1,470	[c]	120,378
Public Storage	26	[c]	5,822
Simon Property Group	1,672	[c]	360,266
SL Green Realty	2,005	[c]	236,029
Ventas	3,150	[c]	228,911
Weyerhaeuser	14,470	[c]	460,869
			4,094,731
Retailing - 3.9%
Amazon.com	6,353	[b]	4,886,473
Dollar Tree	5,134	[b]	424,582
eBay	2,742	[b]	88,183
Genuine Parts	949		97,576
Home Depot	11,673		1,565,583
L Brands	2,529	[a]	192,735
Lowe's	36,727		2,811,819
Macy's	1,199		43,380
Netflix	3,234	[a,b]	315,153
Nordstrom	3,805	[a]	192,000
O'Reilly Automotive	1,734	[b]	485,433
Priceline Group	503	[b]	712,615
Ross Stores	4,413		274,665
Target	1,370		96,160
The TJX Companies	16,517		1,279,076
Tractor Supply	3,806		319,514
			13,784,947
Semiconductors & Semiconductor Equipment - 3.1%
Analog Devices	1,503		94,028

42

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Common Stocks - 66.6% (continued)	Shares		Value ($)
Semiconductors & Semiconductor Equipment - 3.1% (continued)
Applied Materials	5,935		177,100
Broadcom	20,919		3,690,530
Intel	40,102		1,439,261
Lam Research	4,510	[a]	420,873
Micron Technology	6,870	[b]	113,286
NVIDIA	11,490	[a]	704,797
NXP Semiconductors	32,800	[b]	2,887,056
QUALCOMM	6,407		404,089
Texas Instruments	12,854		893,867
Xilinx	1,834		99,421
			10,924,308
Software & Services - 10.0%
Accenture, Cl. A	5,305		610,075
Adobe Systems	32,622	[b]	3,337,557
Alphabet, Cl. A	6,127	[b]	4,839,411
Alphabet, Cl. C	2,688	[b]	2,061,830
Autodesk	1,980	[b]	133,452
Automatic Data Processing	10,122		909,057
Cognizant Technology Solutions, Cl. A	10,632	[b]	610,702
Facebook, Cl. A	40,106	[b]	5,058,169
Fiserv	4,532	[b]	467,023
International Business Machines	4,991		792,970
Intuit	2,117		235,940
Jack Henry & Associates	4,480		390,970
MasterCard, Cl. A	14,383		1,389,829
Microsoft	74,718		4,293,296
Oracle	26,000		1,071,720
Paychex	15,194		921,820
PayPal Holdings	2,742	[b]	101,865
salesforce.com	42,653	[b]	3,387,501
Visa, Cl. A	45,285		3,663,556
Western Union	4,157		89,459
Yahoo!	15,247	[b]	651,809
			35,018,011
Technology Hardware & Equipment - 2.6%
Amphenol, Cl. A	12,654		788,471
Apple	45,549		4,832,749
Cisco Systems	60,537		1,903,283
Corning	14,950		339,215
EMC	4,942		143,269
Hewlett Packard Enterprise	21,518		462,207
HP	20,128		289,239
IPG Photonics	4,345	[b]	377,928
Motorola Solutions	768		59,128
Western Digital	1,496		69,818
			9,265,307
Telecommunication Services - 1.1%
AT&T	41,738		1,706,249

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Common Stocks - 66.6% (continued)	Shares		Value ($)
Telecommunication Services - 1.1% (continued)
CenturyLink	13,250	[a]	368,350
Frontier Communications	36,960	[a]	170,016
TE Connectivity	3,710		235,845
Verizon Communications	25,910		1,355,870
			3,836,330
Transportation - .9%
CH Robinson Worldwide	1,155	[a]	80,180
CSX	7,713		218,124
Delta Air Lines	3,995		146,816
Expeditors International of Washington	7,370		373,290
FedEx	2,909		479,781
Kansas City Southern	1,865		180,383
Norfolk Southern	757		71,082
Ryder System	1,780		116,626
Southwest Airlines	11,105		409,552
Union Pacific	7,606		726,601
United Parcel Service, Cl. B	3,523		384,782
			3,187,217
Utilities - 1.3%
AES	11,440		138,081
American Electric Power	2,915		188,222
CenterPoint Energy	12,855		288,852
CMS Energy	8,781		368,539
Dominion Resources	4,433		328,751
DTE Energy	660		61,314
Duke Energy	1,781		141,874
Eversource Energy	7,290		393,441
Exelon	9,445		321,130
NextEra Energy	5,805		702,057
NiSource	10,190		243,949
NRG Energy	7,975		96,577
Pinnacle West Capital	3,335		250,258
SCANA	1,735		122,578
Sempra Energy	4,585		479,729
Southern	1,463		75,096
Xcel Energy	10,635		439,864
			4,640,312
Total Common Stocks (cost $144,662,613)			233,674,596
Other Investment - 32.7%
Registered Investment Company;
BNY Mellon Income Stock Fund, Cl. M	4,356,977	[d]	37,992,839
Dreyfus Institutional Preferred Government Plus Money Market Fund	1,056,039	[e]	1,056,039
Dreyfus Research Growth Fund, Cl. Y	2,593,458	[d]	37,371,737
Dreyfus Strategic Value Fund, Cl. Y	1,061,431	[d]	38,381,360
(cost $107,663,227)			114,801,975

43

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Investment of Cash Collateral for Securities Loaned - .6%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund, Institutional Shares (cost $2,232,376)	2,232,376	[e]	2,232,376
Total Investments (cost $254,558,216)	99.9%		350,708,947
Cash and Receivables (Net)	.1%		239,753
Net Assets	100.0%		350,948,700

ADR—American Depository Receipt

a Security, or portion thereof, on loan. At August 31, 2016, the value of the fund’s securities on loan was $6,337,042 and the value of the collateral held by the fund was $6,531,149, consisting of cash collateral of $2,232,376 and U.S. Government & Agency securities valued at $4,298,773.

b Non-income producing security.

c Investment in real estate investment trust.

d Investment in affiliated mutual fund.

e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Mutual Funds: Domestic	32.4
Software & Services	10.0
Pharmaceuticals, Biotechnology & Life Sciences	6.4
Capital Goods	5.9
Energy	4.8
Food, Beverage & Tobacco	4.4
Diversified Financials	4.3
Retailing	3.9
Health Care Equipment & Services	3.5
Semiconductors & Semiconductor Equipment	3.1
Banks	2.9
Technology Hardware & Equipment	2.6
Media	2.5
Materials	2.4
Utilities	1.3
Insurance	1.2
Real Estate	1.2
Household & Personal Products	1.1
Telecommunication Services	1.1
Consumer Services	1.0
Food & Staples Retailing	1.0
Money Market Investments	.9
Transportation	.9
Consumer Durables & Apparel	.6
Automobiles & Components	.3
Commercial & Professional Services	.2
99.9

† Based on net assets.

See notes to financial statements.

44

BNY Mellon Income Stock Fund
Common Stocks - 96.4%	Shares		Value ($)
Banks - 15.6%
Bank of America	1,537,774		24,819,672
BB&T	515,375		19,841,938
JPMorgan Chase & Co.	802,542		54,171,585
SunTrust Banks	355,459		15,665,078
U.S. Bancorp	889,719		39,281,094
Wells Fargo & Co.	305,440		15,516,352
			169,295,719
Capital Goods - 5.9%
Honeywell International	132,423		15,455,088
Raytheon	200,548		28,102,791
United Technologies	194,494		20,699,997
			64,257,876
Consumer Services - 1.9%
Carnival	322,034		15,393,225
McDonald's	46,059		5,327,184
			20,720,409
Diversified Financials - 3.0%
Goldman Sachs Group	108,930		18,459,278
Invesco	441,076		13,757,161
			32,216,439
Energy - 7.7%
Occidental Petroleum	690,710		53,081,064
Phillips 66	189,558		14,870,825
Schlumberger	198,571		15,687,109
			83,638,998
Food, Beverage & Tobacco - 9.9%
Archer-Daniels-Midland	317,808		13,907,278
Coca-Cola	644,490		27,990,201
ConAgra Foods	405,678		18,908,652
Kellogg	227,259		18,682,962
Molson Coors Brewing, Cl. B	163,054		16,683,685
PepsiCo	99,948		10,669,449
			106,842,227
Health Care Equipment & Services - 1.9%
Medtronic	125,933		10,959,949
UnitedHealth Group	72,088		9,807,572
			20,767,521
Insurance - 6.3%
Allstate	176,709		12,185,853
Chubb	170,290		21,614,910
Prudential Financial	429,195		34,069,499
			67,870,262
Materials - 3.2%
Dow Chemical	373,310		20,024,348
Packaging Corporation of America	189,442		14,895,825
			34,920,173
Media - 5.0%
Omnicom Group	351,383		30,264,618
Time Warner	305,252		23,934,809
			54,199,427

BNY Mellon Income Stock Fund (continued)
Common Stocks - 96.4% (continued)	Shares	Value ($)
Pharmaceuticals, Biotechnology & Life Sciences - 8.9%
Bristol-Myers Squibb	173,288		9,944,998
Eli Lilly & Co.	194,015		15,084,666
Merck & Co.	598,387		37,572,720
Pfizer	972,874		33,856,015
			96,458,399
Real Estate - 4.8%
Communications Sales & Leasing	1,270,372	[a]	39,635,606
Lamar Advertising, Cl. A	199,505	[a]	12,435,147
			52,070,753
Retailing - 1.5%
Staples	1,864,637		15,961,293
Semiconductors & Semiconductor Equipment - 4.8%
Applied Materials	391,785		11,690,864
Microchip Technology	409,326		25,341,373
Texas Instruments	222,028		15,439,827
			52,472,064
Technology Hardware & Equipment - 6.1%
Cisco Systems	1,565,969		49,234,065
Corning	745,820		16,922,656
			66,156,721
Telecommunication Services - 6.0%
AT&T	840,797		34,371,781
Vodafone Group, ADR	1,011,985		31,017,340
			65,389,121
Utilities - 3.9%
NextEra Energy Partners	511,834		14,909,724
NRG Yield, Cl. C	1,626,721		27,393,982
			42,303,706
Total Common Stocks (cost $871,811,161)			1,045,541,108
Preferred Stocks - 1.0%
Energy - 1.0%
Hess (cost $10,753,775)	161,104		10,655,419
Other Investment - 3.5%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $38,468,816)	38,468,816	[b]	38,468,816
Total Investments (cost $921,033,752)	100.9%		1,094,665,343
Liabilities, Less Cash and Receivables	(.9%)		(9,931,537)
Net Assets	100.0%		1,084,733,806

ADR—American Depository Receipt

a Investment in real estate investment trust.

b Investment in affiliated money market mutual fund.

45

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Banks	15.6
Food, Beverage & Tobacco	9.9
Pharmaceuticals, Biotechnology & Life Sciences	8.9
Energy	8.7
Insurance	6.3
Technology Hardware & Equipment	6.1
Telecommunication Services	6.0
Capital Goods	5.9
Media	5.0
Real Estate	4.8
Semiconductors & Semiconductor Equipment	4.8
Utilities	3.9
Money Market Investment	3.5
Materials	3.2
Diversified Financials	3.0
Health Care Equipment & Services	1.9
Consumer Services	1.9
Retailing	1.5
100.9

† Based on net assets.

See notes to financial statements.

46

BNY Mellon Mid Cap Multi-Strategy Fund
Common Stocks - 98.9%	Shares		Value ($)
Automobiles & Components - .8%
BorgWarner	920		31,639
Delphi Automotive	10,660		753,236
Gentex	375,867		6,686,674
Goodyear Tire & Rubber	54,820		1,608,967
Harley-Davidson	75,262	[a]	3,966,307
Lear	11,171		1,299,076
Tenneco	54,610	[b]	3,048,876
Thor Industries	12,105		982,321
Visteon	7,915		559,591
			18,936,687
Banks - 3.1%
BB&T	84,526		3,254,251
BOK Financial	10,680	[a]	737,668
CIT Group	18,625		686,890
Comerica	30,315		1,433,596
Cullen/Frost Bankers	14,850	[a]	1,082,565
East West Bancorp	223,315		8,293,919
Fifth Third Bancorp	483,389		9,745,122
First Horizon National	56,965		876,122
First Republic Bank	216,485		16,660,686
Huntington Bancshares	642,512		6,431,545
KeyCorp	134,827		1,693,427
M&T Bank	18,002		2,130,177
New York Community Bancorp	84,500		1,276,795
PacWest Bancorp	21,430		928,133
People's United Financial	56,980		925,925
Popular	24,910		979,212
Regions Financial	126,240		1,258,613
Signature Bank	47,504	[b]	5,795,963
SunTrust Banks	205,154		9,041,137
SVB Financial Group	10,768	[b]	1,195,894
TCF Financial	66,050		967,632
Zions Bancorporation	31,960		977,656
			76,372,928
Capital Goods - 10.1%
Acuity Brands	28,610	[a]	7,871,183
AECOM	43,085	[b]	1,328,311
Air Lease	25,475		748,456
Allegion	161,861		11,527,740
Allison Transmission Holdings	179,395		4,976,417
AMETEK	194,221		9,468,274
B/E Aerospace	19,255		973,340
Beacon Roofing Supply	49,871	[b]	2,293,069
BWX Technologies	140,348		5,446,906
Chicago Bridge & Iron Co.	17,408		518,410
Cummins	6,312		792,850
Curtiss-Wright	29,637		2,664,366
Donaldson	40,700	[a]	1,528,285
Dover	24,330		1,763,925
Fastenal	125,455		5,408,365

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks - 98.9% (continued)	Shares		Value ($)
Capital Goods - 10.1% (continued)
Fluor	59,290		3,077,151
Fortune Brands Home & Security	87,857		5,584,191
HD Supply Holdings	447,033	[b]	16,142,362
Herc Holdings	3,610	[b]	122,054
Hubbell	162,736		17,625,936
Huntington Ingalls Industries	44,920		7,419,436
IDEX	65,454		6,116,022
Ingersoll-Rand	258,716		17,590,101
Joy Global	49,510		1,350,633
L-3 Communications Holdings	14,120		2,101,338
Lincoln Electric Holdings	13,600		864,416
Masco	301,180		10,685,866
Middleby	44,838	[b]	5,745,990
MSC Industrial Direct, Cl. A	8,510		621,570
Nordson	97,557		9,631,803
Orbital ATK	5,270		397,516
Owens Corning	20,035		1,100,322
PACCAR	33,300		1,992,672
Parker-Hannifin	13,345		1,635,163
Pentair	26,730	[a]	1,712,056
Regal Beloit	25,968		1,592,617
Rockwell Automation	12,719		1,474,514
Rockwell Collins	16,770		1,403,481
Roper Technologies	36,730		6,521,411
Snap-on	132,969		20,382,818
Spirit AeroSystems Holdings, Cl. A	28,830	[b]	1,320,991
Stanley Black & Decker	74,633		9,235,834
Terex	25,085		609,064
Textron	385,861		15,762,422
Timken	97,377		3,298,159
TransDigm Group	8,180	[b]	2,332,854
United Rentals	18,545	[b]	1,526,439
W.W. Grainger	337		77,732
WABCO Holdings	36,400	[b]	3,886,064
Wabtec	53,311	[a]	4,084,156
Watsco,	17,088		2,526,632
WESCO International	72,578	[a,b]	4,511,448
Xylem	42,795		2,176,554
			251,549,685
Commercial & Professional Services - 1.9%
Avery Dennison	43,561		3,373,364
Cintas	16,745		1,967,705
Copart	228,126	[b]	11,638,989
IHS Markit	56,606	[b]	2,112,536
Manpowergroup	60,315		4,310,110
Pitney Bowes	41,770		783,605
R.R. Donnelley & Sons	58,185	[a]	994,963
Republic Services	35,910		1,814,173
Robert Half International	149,548		5,732,175
Stericycle	7,120	[a,b]	612,178

47

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks - 98.9% (continued)	Shares		Value ($)
Commercial & Professional Services - 1.9% (continued)
Tyco International	32,850		1,434,888
Verisk Analytics	86,455	[b]	7,180,088
Waste Connections	70,751		5,407,499
			47,362,273
Consumer Durables & Apparel - 3.4%
Brunswick	114,648		5,272,662
Carter's	51,053		4,864,840
Coach	33,095		1,263,567
D.R. Horton	12,075		387,125
Garmin	22,545		1,106,509
Hanesbrands	51,440		1,365,218
Harman International Industries	5,526		467,997
Hasbro	14,850		1,213,839
Kate Spade & Company	30,705	[b]	572,955
Leggett & Platt	22,780		1,195,494
Lennar, Cl. A	28,855	[a]	1,364,841
Lululemon Athletica	12,535	[b]	959,053
Mattel	62,110		2,057,704
Michael Kors Holdings	23,660	[b]	1,158,157
Mohawk Industries	1,835	[b]	390,451
Newell Brands	365,491		19,400,262
NVR	780	[b]	1,315,704
Polaris Industries	12,611	[a]	1,092,617
PulteGroup	163,957		3,503,761
PVH	214,901		23,157,732
Ralph Lauren	7,860		814,453
Skechers USA, Cl. A	19,438	[b]	472,538
Toll Brothers	45,290	[b]	1,408,066
TopBuild	6,003	[b]	204,822
Tupperware Brands	9,295	[a]	609,101
Under Armour, Cl. A	87,091	[a,b]	3,451,416
Under Armour, Cl. C	86,402	[b]	3,080,231
Whirlpool	8,340		1,489,858
			83,640,973
Consumer Services - 1.7%
Aramark	54,045		2,049,927
Avis Budget Group	17,535	[b]	633,540
Brinker International	24,650		1,323,951
Chipotle Mexican Grill	3,282	[b]	1,357,862
Darden Restaurants	22,040		1,358,546
Dunkin' Brands Group	15,355		751,627
Hilton Worldwide Holdings	59,110	[a]	1,410,956
Houghton Mifflin Harcourt	205,581	[b]	3,279,017
Hyatt Hotels, Cl. A	9,770	[a,b]	522,500
Interval Leisure Group	8,080		140,592
Marriott International, Cl. A	12,570	[a]	896,618
MGM Resorts International	60,420	[b]	1,443,434
Norwegian Cruise Line Holdings	4,310	[b]	154,686
Panera Bread, Cl. A	73,879	[b]	16,042,825

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks - 98.9% (continued)	Shares		Value ($)
Consumer Services - 1.7% (continued)
Royal Caribbean Cruises	83,946	[a]	5,969,400
Service Corporation International	52,230		1,380,961
Starwood Hotels & Resorts Worldwide	18,750	[c]	1,452,375
Wyndham Worldwide	22,890		1,620,383
Wynn Resorts	11,505	[a]	1,027,627
			42,816,827
Diversified Financials - 9.4%
Affiliated Managers Group	36,572	[b]	5,195,053
Ally Financial	150,691		3,019,848
Ameriprise Financial	22,290		2,253,073
Capital One Financial	165,869		11,876,220
CBOE Holdings	89,101		6,120,348
Charles Schwab	55,288		1,739,360
Discover Financial Services	132,925		7,975,500
Dun & Bradstreet	11,198		1,541,405
E*TRADE Financial	823,875	[b]	21,733,822
Equifax	50,488		6,659,367
H&R Block	30,380		658,031
Intercontinental Exchange	87,759		24,749,793
Legg Mason	37,895		1,310,788
Leucadia National	1,040,564		19,926,801
LPL Financial Holdings	24,345	[a]	723,777
Moody's	38,567		4,191,847
Nasdaq	23,680		1,686,253
Navient	300,248		4,317,566
Northern Trust	19,900		1,404,741
Principal Financial Group	32,030		1,571,712
Raymond James Financial	553,359		32,188,893
SEI Investments	102,152		4,709,207
SLM	2,799,546	[b]	20,758,634
State Street	41,483		2,913,766
Synchrony Financial	886,488		24,670,961
T. Rowe Price Group	17,895		1,244,418
TD Ameritrade Holding	545,539		17,929,139
			233,070,323
Energy - 4.4%
Anadarko Petroleum	23,346		1,248,311
Antero Resources	28,850	[b]	737,406
Baker Hughes	36,115		1,774,330
Cabot Oil & Gas	44,080		1,085,690
Cheniere Energy	275,397	[b]	11,814,531
Cimarex Energy	26,315		3,478,317
Concho Resources	17,823	[b]	2,302,732
CONSOL Energy	35,000		638,400
Devon Energy	54,785		2,373,834
Diamond Offshore Drilling	27,155	[a]	501,553
Diamondback Energy	73,404	[b]	6,991,731
Energen	142,467		8,191,852
Ensco, Cl. A	67,145		509,631
EQT	199,579		14,269,898

48

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks - 98.9% (continued)	Shares		Value ($)
Energy - 4.4% (continued)
FMC Technologies	231,937	[b]	6,540,623
Gulfport Energy	62,757	[b]	1,794,850
Helmerich & Payne	25,640	[a]	1,550,194
Hess	27,500		1,493,250
HollyFrontier	30,210		781,835
Marathon Oil	383,889		5,766,013
Marathon Petroleum	124,108		5,275,831
Murphy Oil	26,480	[a]	707,546
Nabors Industries	58,285		579,353
National Oilwell Varco	16,920	[a]	567,497
Newfield Exploration	134,508	[b]	5,832,267
Noble	57,045	[a]	328,579
Noble Energy	38,200		1,317,136
Oceaneering International	17,860		473,647
ONEOK	24,750		1,160,527
Parsley Energy, Cl. A	195,866	[b]	6,630,064
QEP Resources	28,845		550,940
Range Resources	30,220	[a]	1,165,585
Rice Energy	63,351	[b]	1,666,131
Rowan Cos., Cl. A	27,375		341,093
RSP Permian	92,002	[b]	3,592,678
Southwestern Energy	56,105	[b]	780,421
Targa Resources	22,765		992,099
Tesoro	15,700		1,184,094
Transocean	61,045	[a]	592,137
Weatherford International	142,170	[b]	777,670
World Fuel Services	13,365		595,812
WPX Energy	100,855	[b]	1,210,260
			110,166,348
Exchange-Traded Funds - 2.0%
iShares Russell Mid-Cap Growth ETF	237,900	[a]	23,211,903
PowerShares QQQ Trust	196,824		22,918,187
SPDR S&P MidCap 400 ETF Trust	13,950		3,976,866
			50,106,956
Food & Staples Retailing - .1%
Rite Aid	144,300	[b]	1,086,579
Sprouts Farmers Markets	19,590	[a,b]	441,363
Sysco	6,140		318,420
			1,846,362
Food, Beverage & Tobacco - 2.6%
Archer-Daniels-Midland	309,804		13,557,023
Brown-Forman, Cl. B	17,330	[a]	841,372
Bunge	7,155		457,205
Campbell Soup	18,170		1,103,282
Coca-Cola European Partners	102,398		3,937,203
ConAgra Foods	51,890		2,418,593
Constellation Brands, Cl. A	16,662		2,733,401
Dr. Pepper Snapple Group	11,415		1,069,585
Hain Celestial Group	88,877	[b]	3,266,230
Hershey	12,140		1,212,665

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks - 98.9% (continued)	Shares		Value ($)
Food, Beverage & Tobacco - 2.6% (continued)
Ingredion	18,750		2,568,000
J.M. Smucker	43,423		6,156,947
Kellogg	11,905		978,710
McCormick & Co.	25,710		2,621,392
Mead Johnson Nutrition	18,745		1,594,637
Molson Coors Brewing, Cl. B	120,295		12,308,584
Monster Beverage	5,874	[b]	903,950
Pilgrim's Pride	25,115		579,654
Pinnacle Foods	11,375		576,144
TreeHouse Foods	8,415	[b]	797,153
Tyson Foods, Cl. A	38,890		2,938,917
WhiteWave Foods	34,680	[b]	1,922,312
			64,542,959
Health Care Equipment & Services - 8.0%
ABIOMED	11,469	[b]	1,352,654
Acadia Healthcare	17,965	[b]	919,628
Alere	14,850	[b]	581,081
Align Technology	140,680	[b]	13,069,172
Allscripts Healthcare Solutions	40,940	[b]	528,535
AmerisourceBergen	28,230		2,455,163
athenahealth	42,452	[a,b]	5,197,398
Becton Dickinson & Co.	27,003		4,785,202
Boston Scientific	776,997	[b]	18,508,069
Brookdale Senior Living	445,463	[b]	7,666,418
C.R. Bard	31,530		6,963,085
Cardinal Health	50,469		4,020,865
Centene	193,238	[b]	13,196,223
Cerner	125,737	[b]	8,115,066
Cooper	86,464		16,075,387
DaVita HealthCare Partners	69,591	[b]	4,497,666
DENTSPLY SIRONA	252,551		15,521,784
DexCom	10,375	[b]	945,059
Edwards Lifesciences	21,490	[b]	2,474,788
Envision Healthcare Holdings	26,680	[b]	572,553
Henry Schein	33,730	[b]	5,524,637
Hill-Rom Holdings	12,660		750,865
Hologic	23,175	[b]	890,383
IDEXX Laboratories	35,690	[b]	4,021,549
Intuitive Surgical	3,543	[b]	2,431,986
Laboratory Corporation of America Holdings	116,620	[b]	15,968,777
Quest Diagnostics	25,140		2,082,095
ResMed	22,965	[a]	1,531,536
St. Jude Medical	97,364		7,586,603
STERIS	65,416	[a]	4,623,603
Tenet Healthcare	28,002	[b]	669,248
Universal Health Services, Cl. B	8,935		1,076,936
Varian Medical Systems	64,161	[a,b]	6,167,797
VCA	143,319	[b]	10,148,418
Veeva Systems, Cl. A	10,500	[b]	429,660

49

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks - 98.9% (continued)	Shares		Value ($)
Health Care Equipment & Services - 8.0% (continued)
Zimmer Biomet Holdings	71,670		9,289,149
			200,639,038
Household & Personal Products - .5%
Church & Dwight	84,557		8,406,657
Clorox	9,230		1,209,499
Edgewell Personal Care	11,720	[b]	937,717
Energizer Holdings	12,239		604,851
Herbalife	8,435	[a,b]	512,426
Nu Skin Enterprises, Cl. A	13,635	[a]	789,194
			12,460,344
Insurance - 4.7%
Alleghany	12,508	[b]	6,706,790
Allstate	79,617		5,490,388
Aon	101,717		11,326,188
Assurant	136,286		12,204,411
Assured Guaranty	22,780		632,601
Cincinnati Financial	30,550		2,355,710
Everest Re Group	8,640		1,670,803
FNF Group	734,835		27,695,931
Hartford Financial Services Group	53,110		2,181,228
Lincoln National	36,155		1,736,525
Loews	124,558		5,213,998
Markel	1,331	[b]	1,239,307
Marsh & McLennan Cos.	83,998		5,680,785
Old Republic International	65,890		1,267,065
Progressive	61,690		2,008,626
Reinsurance Group of America	67,847		7,281,340
Torchmark	55,259		3,574,152
Unum Group	270,304		9,625,525
Validus Holdings	19,190		974,660
W.R. Berkley	96,347		5,720,121
XL Group	79,482		2,720,669
			117,306,823
Materials - 4.8%
Albemarle	19,155		1,531,825
Alcoa	37,510		378,101
Ashland	9,860		1,154,409
Ball	7,200		570,168
Bemis	25,965		1,365,759
Berry Plastics Group	95,976	[b]	4,356,351
Celanese, Ser. A	22,210		1,430,990
CF Industries Holdings	31,120		809,120
Crown Holdings	30,802	[b]	1,670,392
Eagle Materials	118,834		9,550,689
Eastman Chemical	6,350		431,102
FMC	23,435		1,100,039
Freeport-McMoRan	151,720	[a]	1,561,199
GCP Applied Technologies	8,515		249,149
Graphic Packaging Holding	494,259		7,087,674

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks - 98.9% (continued)	Shares		Value ($)
Materials - 4.8% (continued)
Ingevity	3,558	[b]	157,904
International Flavors & Fragrances	15,023		2,081,887
International Paper	44,265		2,146,410
Martin Marietta Materials	8,904		1,629,699
Mosaic	710,524	[a]	21,365,457
Newmont Mining	171,845		6,571,353
Nucor	40,615		1,970,234
Packaging Corporation of America	63,179		4,967,765
Potash Corp of Saskatchewan	277,185		5,017,048
PPG Industries	31,601		3,345,914
Reliance Steel & Aluminum	16,000		1,153,280
Royal Gold	11,655		854,545
Scotts Miracle-Gro, Cl. A	137,213		11,361,236
Sealed Air	108,818		5,128,592
Sherwin-Williams	2,924		829,568
Sonoco Products	25,750		1,327,155
Steel Dynamics	171,200		4,214,944
Valspar	56,572		5,963,255
Vulcan Materials	16,935		1,928,388
W.R. Grace & Co.	8,520		665,668
WestRock	102,880		4,927,952
			120,855,221
Media - 1.7%
AMC Networks, Cl. A	13,630	[b]	740,654
CBS, Cl. B	290,879		14,843,555
Charter Communications, Cl. A	1,958	[b]	503,617
Cinemark Holdings	29,195		1,128,387
Discovery Communications, Cl. A	22,600	[b]	576,526
Discovery Communications, Cl. C	8,480	[b]	210,474
Gannett	15,382		183,507
Interpublic Group of Companies	165,137		3,821,270
John Wiley & Sons, Cl. A	17,755		1,032,098
Liberty Braves Group, Cl. A	1,021	[b]	17,163
Liberty Braves Group, Cl. C	4,175	[b]	68,721
Liberty Broadband, Cl. A	2,552	[b]	172,132
Liberty Broadband, Cl. C	8,505	[b]	582,848
Liberty Media Group, Cl. A	2,552	[b]	54,613
Liberty Sirius Group, Cl. A	10,210	[b]	342,137
Liberty Sirius Group, Cl. C	41,750	[b]	1,387,352
News Corp., Cl. A	86,120		1,210,847
Nielsen Holdings	34,960		1,862,669
Omnicom Group	72,613		6,254,158
Sinclair Broadcast Group, Cl. A	68,403	[a]	1,948,117
Starz, Cl. A	22,300	[b]	695,537
TEGNA	104,743		2,122,093
Tribune Media, Cl. A	11,445		435,826
Viacom, Cl. B	33,980		1,370,753
			41,565,054

50

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks - 98.9% (continued)	Shares		Value ($)
Pharmaceuticals, Biotechnology & Life Sciences - 4.2%
Agilent Technologies	166,690		7,831,096
Akorn	414,115	[b]	11,147,976
Alkermes	184,904	[b]	8,093,248
Alnylam Pharmaceuticals	14,163	[a,b]	989,286
BioMarin Pharmaceutical	65,120	[b]	6,114,117
Bio-Techne	8,410		885,994
Bruker	58,402		1,305,869
Charles River Laboratories International	8,750	[b]	728,088
ICON	40,620	[b]	3,119,210
Illumina	12,719	[b]	2,141,116
Incyte	16,004	[b]	1,297,924
Ionis Pharmaceuticals	30,335	[a,b]	899,433
Jazz Pharmaceuticals	155,628	[b]	19,271,415
Juno Therapeutics	13,135	[a,b]	388,533
Mallinckrodt	10,701	[b]	797,653
Medivation	26,866	[b]	2,164,325
Mettler-Toledo International	4,135	[b]	1,666,694
Mylan	330,606	[b]	14,004,470
Neurocrine Biosciences	125,884	[b]	6,100,339
OPKO Health	75,325	[a,b]	685,458
PAREXEL International	62,024	[b]	4,219,493
Perrigo	63,192		5,749,840
QIAGEN	23,720	[b]	628,817
United Therapeutics	9,233	[a,b]	1,129,011
Waters	14,140	[b]	2,224,363
Zoetis	35,200		1,798,720
			105,382,488
Real Estate - 5.4%
American Assets Trust	47,174	[c]	2,089,808
American Capital Agency	36,395	[c]	702,787
American Homes 4 Rent, Cl. A	102,391	[c]	2,239,291
Apartment Investment & Management, Cl. A	28,160	[c]	1,272,269
Apple Hospitality	29,665	[a]	582,027
AvalonBay Communities	8,627	[c]	1,509,811
Boston Properties	71,013	[c]	9,951,052
Brixmor Property Group	35,930	[c]	1,026,161
Camden Property Trust	19,430	[c]	1,705,371
CBRE Group, Cl. A	63,290	[b,c]	1,891,738
Communications Sales & Leasing	18,570	[c]	579,384
Corrections Corporation of America	19,774	[c]	315,000
Crown Castle International	32,825	[c]	3,110,825
Digital Realty Trust	25,055	[a,c]	2,482,700
Douglas Emmett	85,133	[c]	3,197,595
Equinix	25,018	[a,c]	9,222,886
Equity Commonwealth	50,205	[b,c]	1,570,914
Equity Lifestyle Properties	26,350	[c]	2,042,915
Equity Residential	65,200	[c]	4,229,524
Essex Property Trust	21,241	[c]	4,823,831
Extra Space Storage	28,165	[c]	2,268,691

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks - 98.9% (continued)	Shares		Value ($)
Real Estate - 5.4% (continued)
Federal Realty Investment Trust	6,345	[c]	1,008,855
Forest City Realty Trust, Cl. A	55,930		1,323,304
Four Corners Property Trust	8,576	[c]	177,609
Gaming and Leisure Properties	17,145	[c]	586,530
General Growth Properties	151,499	[c]	4,414,681
HCP	16,945	[a,c]	666,447
Healthcare Trust of America, Cl. A	40,030		1,350,612
Hospitality Properties Trust	46,945	[c]	1,431,353
Host Hotels & Resorts	105,409	[c]	1,878,388
Iron Mountain	53,958	[c]	2,072,527
Jones Lang LaSalle	7,400		863,950
Kilroy Realty	30,000	[c]	2,178,900
Kimco Realty	262,441	[c]	7,886,352
Macerich	58,018	[c]	4,751,094
MFA Financial	141,715	[c]	1,094,040
NorthStar Realty Finance	67,075	[c]	894,780
Omega Healthcare Investors	27,920	[a,c]	1,010,704
Prologis	57,060	[c]	3,030,457
Rayonier	37,674	[c]	1,037,165
Realty Income	44,600	[a,c]	2,931,558
Regency Centers	88,181	[c]	7,102,098
SL Green Realty	91,440	[c]	10,764,317
Spirit Realty Capital	96,595	[c]	1,279,884
Starwood Property Trust	22,000	[c]	503,800
Taubman Centers	16,530	[c]	1,283,885
Two Harbors Investment	105,420	[c]	938,238
UDR	56,260	[c]	2,035,487
Ventas	27,175	[c]	1,974,807
VEREIT	161,410		1,686,734
Vornado Realty Trust	25,920	[c]	2,677,795
Weingarten Realty Investors	42,650	[c]	1,759,312
Welltower	41,575	[a,c]	3,190,881
Weyerhaeuser	69,422	[c]	2,211,091
WP Carey	13,480		898,442
			135,710,657
Retailing - 6.5%
Advance Auto Parts	12,860		2,023,907
AutoZone	3,700	[b]	2,744,660
Bed Bath & Beyond	45,489		2,109,325
Best Buy	109,788	[a]	4,224,642
CarMax	24,630	[a,b]	1,451,938
Dillard's, Cl. A	2,692		162,166
Dollar General	31,445		2,308,377
Dollar Tree	26,304	[b]	2,175,341
eBay	332,078	[b]	10,679,628
Expedia	112,637		12,290,949
Foot Locker	30,885	[a]	2,027,291
GameStop, Cl. A	25,985	[a]	737,714
Gap	49,140	[a]	1,222,112
Genuine Parts	13,910		1,430,226

51

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks - 98.9% (continued)	Shares		Value ($)
Retailing - 6.5% (continued)
Groupon	32,380	[a,b]	172,585
Kohl's	5,160		229,001
L Brands	16,100	[a]	1,226,981
Liberty Interactive, Cl. A	293,551	[b]	6,202,733
Liberty Ventures, Ser. A	21,141	[b]	814,774
LKQ	828,004	[b]	29,882,664
Murphy USA	14,322	[b]	1,047,225
Nordstrom	42,825	[a]	2,160,949
O'Reilly Automotive	38,018	[b]	10,643,139
Ross Stores	164,562		10,242,339
Sally Beauty Holdings	299,066	[b]	8,140,577
Signet Jewelers	10,958		898,337
Staples	1,728,020		14,791,851
Tiffany & Co.	49,795	[a]	3,553,869
Tractor Supply	80,456		6,754,281
TripAdvisor	14,495	[b]	884,195
Ulta Salon Cosmetics & Fragrance	31,219	[b]	7,717,649
Williams-Sonoma	215,256	[a]	11,331,076
			162,282,501
Semiconductors & Semiconductor Equipment - 2.2%
Analog Devices	30,870		1,931,227
Applied Materials	47,730		1,424,263
Broadcom	14,665		2,587,199
Cypress Semiconductor	71,745		855,918
FEI	27,392		2,916,426
KLA-Tencor	10,620		735,541
Lam Research	21,200	[a]	1,978,384
Linear Technology	38,630		2,249,811
Marvell Technology Group	76,715		951,266
Maxim Integrated Products	247,454		10,076,327
Mellanox Technologies	118,636	[b]	5,201,002
Microchip Technology	10,689	[a]	661,756
Micron Technology	108,520	[b]	1,789,495
Microsemi	115,506	[b]	4,615,620
NVIDIA	53,210	[a]	3,263,901
ON Semiconductor	120,160	[b]	1,297,728
Qorvo	65,083	[b]	3,737,717
Skyworks Solutions	24,406	[a]	1,827,033
United Microelectronics, ADR	3,104,075	[a]	5,773,579
Xilinx	30,960		1,678,342
			55,552,535
Software & Services - 10.5%
Activision Blizzard	247,130		10,223,768
Akamai Technologies	147,852	[b]	8,117,075
Alliance Data Systems	20,479	[b]	4,189,594
Amdocs	144,646		8,696,118
ANSYS	124,520	[b]	11,840,607
Autodesk	28,790	[b]	1,940,446
Booz Allen Hamilton Holdings	369,621		11,221,694

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks - 98.9% (continued)	Shares		Value ($)
Software & Services - 10.5% (continued)
Broadridge Financial Solutions	184,283		12,770,812
CA	49,905		1,692,279
CDK Global	14,640		848,827
Citrix Systems	11,990	[b]	1,045,528
Cognizant Technology Solutions, Cl. A	83,014	[b]	4,768,324
CommerceHub, Ser. A	2,114	[b]	31,266
CommerceHub, Ser. C	4,228	[b]	62,278
CommVault Systems	56,388	[b]	2,906,238
Computer Sciences	19,100		898,464
CoreLogic	21,095	[b]	865,317
CoStar Group	22,599	[b]	4,683,643
CSRA	22,595		573,687
Electronic Arts	46,965	[b]	3,814,967
Fidelity National Information Services	267,762		21,241,559
FireEye	14,615	[a,b]	209,871
First Data, Cl. A	467,849		6,512,458
Fiserv	94,973	[b]	9,786,968
FleetCor Technologies	4,984	[b]	818,373
Fortinet	72,795	[b]	2,630,811
Gartner	74,133	[b]	6,746,103
Global Payments	29,990		2,277,740
IAC/InterActiveCorp	64,152		3,766,364
Intuit	217,970		24,292,756
j2 Global	42,664		2,908,405
Jack Henry & Associates	21,980		1,918,195
Leidos Holdings	43,206		1,750,275
LinkedIn, Cl. A	8,007	[b]	1,543,349
Manhattan Associates	95,188	[b]	5,760,778
MAXIMUS	36,509		2,147,459
NetEase, ADR	19,094		4,047,355
NetSuite	10,900	[b]	1,187,010
Pandora Media	37,850	[a,b]	529,900
Paychex	113,898		6,910,192
Rackspace Hosting	12,420	[b]	390,609
Red Hat	86,853	[b]	6,338,532
Science Applications International	146,582		9,353,397
ServiceNow	8,040	[b]	584,267
Shopify, Cl. A	208,463	[a,b]	8,622,030
Splunk	177,159	[a,b]	10,317,740
SS&C Technologies Holdings	98,020	[a]	3,229,759
Symantec	35,785		863,492
Tableau Software, Cl. A	13,962	[b]	810,215
Total System Services	119,657		5,893,107
Twitter	73,465	[a,b]	1,411,263
Tyler Technologies	36,701	[b]	6,017,129
Ultimate Software Group	21,366	[b]	4,464,212
VeriSign	22,480	[a,b]	1,673,636
Western Union	64,740		1,393,205
Workday, Cl. A	13,645	[b]	1,156,960

52

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks - 98.9% (continued)	Shares		Value ($)
Software & Services - 10.5% (continued)
Xerox	140,620		1,385,107
			262,081,513
Technology Hardware & Equipment - 5.1%
3D Systems	30,440	[a,b]	441,380
Amphenol, Cl. A	452,347		28,185,742
Arrow Electronics	98,376	[b]	6,476,092
Avnet	38,407		1,600,804
Brocade Communications Systems	94,935		852,516
Ciena	404,987	[b]	8,686,971
CommScope Holding	19,930	[a,b]	589,330
Corning	400,218		9,080,946
EchoStar, Cl. A	15,280	[b]	592,253
F5 Networks	9,733	[b]	1,194,531
Flextronics International	305,665	[b]	4,047,005
FLIR Systems	459,060		14,152,820
Harris	83,276		7,743,002
Hewlett Packard Enterprise	133,054		2,858,000
Ingram Micro, Cl. A	45,845		1,602,741
Jabil Circuit	98,069		2,078,082
Juniper Networks	55,900		1,290,172
Keysight Technologies	364,319	[b]	11,086,227
Lexmark International, Cl. A	16,185		579,585
Motorola Solutions	25,235		1,942,843
NCR	23,405	[b]	792,259
NetApp	22,755		787,095
Palo Alto Networks	12,380	[b]	1,648,645
Trimble Navigation	309,543	[b]	8,481,478
Viavi Solutions	651,948	[b]	5,072,155
Western Digital	75,359		3,517,005
Zebra Technologies, Cl. A	18,387	[b]	1,286,355
			126,666,034
Telecommunication Services - .4%
CenturyLink	51,610		1,434,758
Frontier Communications	173,540	[a]	798,284
Level 3 Communications	17,217	[b]	854,480
SBA Communications, Cl. A	14,216	[b]	1,622,756
Sprint	116,415	[a,b]	719,445
TE Connectivity	53,803		3,420,257
Telephone & Data Systems	24,285		676,823
Zayo Group Holdings	28,265	[b]	819,968
			10,346,771
Transportation - 1.9%
American Airlines Group	19,245		698,594
CH Robinson Worldwide	25,380		1,761,880
Copa Holdings, Cl. A	8,535		652,330
Expeditors International of Washington	27,280		1,381,732
Genesee & Wyoming, Cl. A	6,105	[b]	415,079
Hertz Global Holdings	179,994	[b]	8,866,504
J.B. Hunt Transport Services	171,226		13,593,632
JetBlue Airways	48,500	[b]	773,575

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks - 98.9% (continued)	Shares		Value ($)
Transportation - 1.9% (continued)
Kansas City Southern	18,870		1,825,106
Landstar System	15,410		1,066,834
Macquarie Infrastructure	11,225		897,326
Norfolk Southern	116,588		10,947,613
Southwest Airlines	35,135		1,295,779
Spirit Airlines	14,530	[b]	581,055
United Continental Holdings	34,750	[b]	1,751,747
			46,508,786
Utilities - 3.5%
AES	130,655		1,577,006
Alliant Energy	80,537		3,056,379
Ameren	106,835		5,279,786
American Electric Power	105,521		6,813,491
American Water Works	27,465		2,032,135
Aqua America	38,885		1,182,493
Atmos Energy	6,290		463,573
Calpine	688,168	[b]	8,588,337
CenterPoint Energy	32,965		740,724
CMS Energy	57,200		2,400,684
Consolidated Edison	22,755		1,712,314
DTE Energy	22,480		2,088,392
Edison International	141,554		10,293,807
Entergy	10,715		837,913
Eversource Energy	48,435		2,614,037
FirstEnergy	97,761		3,199,718
Great Plains Energy	125,163		3,399,427
ITC Holdings	49,580		2,242,008
National Fuel Gas	8,530	[a]	486,722
NiSource	80,020		1,915,679
NRG Energy	65,635		794,840
OGE Energy	12,170		378,852
PG&E	87,524		5,421,237
Pinnacle West Capital	30,425		2,283,092
Portland General Electric	82,051		3,455,168
PPL	55,880		1,943,506
Public Service Enterprise Group	40,115		1,715,317
Questar	37,960		949,380
SCANA	32,040		2,263,626
Sempra Energy	22,455		2,349,467
Vectren	30,775		1,505,205
WEC Energy Group	22,830		1,367,060
Westar Energy	17,855		980,954
Xcel Energy	42,585		1,761,316
			88,093,645
Total Common Stocks (cost $1,911,590,772)			2,465,863,731
Master Limited Partnerships - .1%
Diversified Financials - .1%
Blackstone Group LP (cost $1,612,551)	78,930		2,164,261

53

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Rights - .0%	Number of Rights		Value ($)
Food & Staples Retailing - .0%
Safeway CVR--Casa Ley	30,090	[b]	0
Safeway CVR--PDC	30,090	[b]	0
			0
Health Care Equipment & Services - .0%
Community Health Systems (cost $2,051)	33,320	[b]	250
Total Rights (cost $2,051)			250
Other Investment - 1.0%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $26,052,381)	26,052,381	[d]	26,052,381
Investment of Cash Collateral for Securities Loaned - 2.2%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund, Institutional Shares (cost $54,977,193)	54,977,193	[d]	54,977,193
Total Investments (cost $1,994,234,948)	102.2%		2,549,057,816
Liabilities, Less Cash and Receivables	(2.2%)		(55,823,398)
Net Assets	100.0%		2,493,234,418

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

LP—Limited Partnership

a Security, or portion thereof, on loan. At August 31, 2016, the value of the fund’s securities on loan was $149,291,262 and the value of the collateral held by the fund was $153,699,250, consisting of cash collateral of $54,977,193 and U.S. Government & Agency securities valued at $98,722,057.

b Non-income producing security.

c Investment in real estate investment trust.

d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	10.5
Capital Goods	10.1
Diversified Financials	9.5
Health Care Equipment & Services	8.0
Retailing	6.5
Real Estate	5.4
Technology Hardware & Equipment	5.1
Materials	4.8
Insurance	4.7
Energy	4.4
Pharmaceuticals, Biotechnology & Life Sciences	4.2
Utilities	3.5
Consumer Durables & Apparel	3.4
Money Market Investments	3.2
Banks	3.1
Food, Beverage & Tobacco	2.6
Semiconductors & Semiconductor Equipment	2.2
Exchange-Traded Funds	2.0
Commercial & Professional Services	1.9
Transportation	1.9
Consumer Services	1.7
Media	1.7
Automobiles & Components	.8
Household & Personal Products	.5
Telecommunication Services	.4
Food & Staples Retailing	.1
102.2

† Based on net assets.

See notes to financial statements.

54

BNY Mellon Small Cap Multi-Strategy Fund
Common Stocks - 98.6%	Shares		Value ($)
Automobiles & Components - .7%
Gentherm	16,440	[a]	542,027
Standard Motor Products	29,334		1,314,457
Thor Industries	12,626		1,024,600
			2,881,084
Banks - 11.0%
Ameris Bancorp	61,092		2,127,223
Bank of Hawaii	6,737	[b]	485,333
Boston Private Financial Holdings	46,332		596,756
Brookline Bancorp	59,985		716,221
Bryn Mawr Bank	15,270		491,236
Capital Bank Financial, Cl. A	15,948	[b]	499,332
Cardinal Financial	19,578		525,669
Central Pacific Financial	28,720		734,945
CoBiz Financial	30,170		396,132
Columbia Banking System	102,447		3,384,849
CVB Financial	50,730		902,487
FCB Financial Holdings, Cl. A	108,812	[a]	4,167,500
First Busey	25,010		583,984
First Horizon National	85,598		1,316,497
First Interstate BancSystem, Cl. A	67,022		2,060,256
Fulton Financial	68,850		995,571
Hancock Holding	34,470		1,124,756
IBERIABANK	23,400		1,609,218
MB Financial	26,530	[b]	1,039,445
National Bank Holdings, Cl. A	83,195		1,991,688
Pinnacle Financial Partners	38,597		2,188,064
Seacoast Banking	30,049	[a]	494,306
Simmons First National, Cl. A	19,244		965,856
South State	41,988		3,190,668
SVB Financial Group	47,192	[a]	5,241,144
Synovus Financial	41,907		1,386,284
UMB Financial	27,697	[b]	1,683,978
United Community Banks	44,592		935,540
Washington Trust Bancorp	13,327		561,733
Webster Financial	52,824		2,040,591
			44,437,262
Capital Goods - 11.1%
Aerovironment	32,087	[a]	793,832
Apogee Enterprises	10,537		509,991
Astec Industries	12,214		718,061
Beacon Roofing Supply	48,927	[a]	2,249,663
Chart Industries	18,132	[a]	546,136
CIRCOR International	5,337		315,203
CLARCOR	64,334		4,211,947
Comfort Systems USA	19,109		542,505
Crane	27,736		1,783,980
Cubic	47,831		2,239,447
Curtiss-Wright	16,842		1,514,096
EMCOR Group	44,982		2,575,669
EnerSys	16,040		1,128,895

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Common Stocks - 98.6% (continued)	Shares		Value ($)
Capital Goods - 11.1% (continued)
Granite Construction	66,584		3,196,032
Headwaters	49,753	[a]	902,022
Kennametal	14,349		401,198
KEYW Holding	180,035	[a,b]	1,794,949
Landcadia Holdings	61,464		620,172
Lindsay	14,152		1,018,378
Lydall	23,440	[a]	1,126,058
Mercury Systems	91,190	[a]	2,068,189
Proto Labs	17,551	[a]	960,391
Raven Industries	27,036		663,463
Simpson Manufacturing	87,206		3,826,599
SiteOne Landscape Supply	16,096		615,511
TASER International	74,954	[a,b]	2,029,754
Teledyne Technologies	8,450	[a]	905,333
Thermon Group Holdings	108,845	[a]	2,049,551
Trex	27,885	[a]	1,727,197
Trinity Industries	28,680		700,366
Watsco, Cl. A	8,022		1,186,133
			44,920,721
Commercial & Professional Services - 3.5%
HMS Holdings	61,879	[a]	1,349,581
Interface	77,874		1,376,812
Knoll	48,056		1,271,562
Korn/Ferry International	54,000		1,287,360
McGrath RentCorp	22,634		723,609
Square, Cl. A	106,671	[b]	1,300,319
Steelcase, Cl. A	126,345		1,887,594
TrueBlue	146,220	[a]	3,194,907
WageWorks	28,602	[a]	1,767,318
			14,159,062
Consumer Durables & Apparel - 3.1%
Cavco Industries	5,773	[a]	603,683
Deckers Outdoor	17,835	[a,b]	1,165,517
Ethan Allen Interiors	21,246		710,891
G-III Apparel Group	25,147	[a]	793,891
iRobot	22,846	[a,b]	910,642
Oxford Industries	14,088		879,232
Steven Madden	33,359	[a]	1,170,567
Universal Electronics	9,691	[a]	717,425
Vera Bradley	31,246	[a]	467,440
WCI Communities	151,122	[a]	2,844,116
William Lyon Homes, Cl. A	40,291	[a,b]	695,020
Wolverine World Wide	67,249		1,607,924
			12,566,348
Consumer Services - 2.3%
Belmond, Cl. A	81,184	[a]	906,825
Buffalo Wild Wings	11,295	[a]	1,832,049
Cheesecake Factory	29,483		1,515,721
Fogo De Chao	22,401	[a]	274,860
Houghton Mifflin Harcourt	167,903	[a]	2,678,053

55

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Common Stocks - 98.6% (continued)	Shares		Value ($)
Consumer Services - 2.3% (continued)
Potbelly	72,675	[a]	941,868
Texas Roadhouse	27,033	[b]	1,196,751
			9,346,127
Diversified Financials - 4.2%
Cohen & Steers	20,124		847,824
FNFV Group	125,900	[a]	1,622,851
Green Dot, Cl. A	77,114	[a]	1,789,045
Investment Technology Group	93,750		1,441,875
Morningstar	9,774		811,926
Piper Jaffray	13,914	[a]	617,503
Raymond James Financial	77,704		4,520,042
SLM	721,895	[a]	5,352,851
			17,003,917
Energy - 2.3%
Callon Petroleum	25,620	[a]	372,771
Geospace Technologies	24,173	[a,b]	427,137
Natural Gas Services Group	19,394	[a]	458,474
Oil States International	74,951	[a]	2,324,980
PDC Energy	31,835	[a]	2,113,844
RPC	80,911	[a,b]	1,240,366
RSP Permian	19,490	[a]	761,085
SemGroup, Cl. A	27,600		858,360
Synergy Resources	105,258	[a]	689,440
			9,246,457
Exchange-Traded Funds - 1.6%
iShares Russell 2000 ETF	3,953	[b]	487,128
iShares Russell 2000 Growth ETF	36,361	[b]	5,347,249
iShares Russell 2000 Value ETF	4,275	[b]	446,096
			6,280,473
Food & Staples Retailing - .7%
Performance Food Group	34,981		899,012
United Natural Foods	45,965	[a]	2,096,004
			2,995,016
Food, Beverage & Tobacco - 1.1%
Boston Beer, Cl. A	7,200	[a,b]	1,315,080
Fresh Del Monte Produce	12,581		731,837
Hain Celestial Group	15,689	[a]	576,571
Snyder's-Lance	48,642		1,719,008
			4,342,496
Health Care Equipment & Services - 5.2%
AAC Holdings	1,001	[a]	19,580
Adeptus Health, Cl. A	68,790	[a,b]	2,927,702
Air Methods	24,932	[a,b]	877,108
Align Technology	19,315	[a]	1,794,363
Allscripts Healthcare Solutions	66,800	[a,b]	862,388
Brookdale Senior Living	172,268	[a]	2,964,732
Endologix	68,646	[a,b]	834,735
Globus Medical, Cl. A	45,379	[a,b]	1,054,154
ICU Medical	16,131	[a]	2,012,665
Integra LifeSciences Holdings	18,448	[a]	1,594,276

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Common Stocks - 98.6% (continued)	Shares		Value ($)
Health Care Equipment & Services - 5.2% (continued)
LifePoint Health	16,403	[a]	928,410
Meridian Bioscience	25,135		488,876
Natus Medical	17,880	[a]	695,711
NxStage Medical	68,801	[a]	1,572,791
Omnicell	27,796	[a]	1,044,574
WellCare Health Plans	12,051	[a,b]	1,358,148
			21,030,213
Household & Personal Products - .5%
Inter Parfums	54,135		1,849,793
Insurance - .6%
Assurant	5,478		490,555
First American Financial	14,885		641,395
Safety Insurance Group	7,436		494,122
Selective Insurance Group	18,430		735,357
			2,361,429
Materials - 3.0%
Calgon Carbon	35,352		512,604
Carpenter Technology	18,640		676,259
Flotek Industries	95,220	[a,b]	1,475,910
Haynes International	12,778		471,380
Louisiana-Pacific	54,135	[a]	1,054,550
Methanex	169,225	[b]	4,907,525
New Gold	135,248	[a]	647,838
OMNOVA Solutions	193,233	[a]	1,932,330
Stillwater Mining	45,321	[a]	573,311
			12,251,707
Media - 3.4%
E.W. Scripps, Cl. A	90,510	[a]	1,537,765
Gray Television	61,676	[a]	692,621
IMAX	50,437	[a]	1,537,824
Media General	34,477	[a]	609,209
New York Times, Cl. A	73,873		955,917
Nexstar Broadcasting Group, Cl. A	59,949	[b]	3,160,511
Scholastic	19,090		768,563
Sinclair Broadcast Group, Cl. A	119,889	[b]	3,414,439
Time	64,275		906,278
			13,583,127
Pharmaceuticals, Biotechnology & Life Sciences - 8.1%
Akorn	17,972	[a]	483,806
Cambrex	57,595	[a]	2,466,794
Cepheid	33,170	[a]	1,138,394
Flamel Technologies, ADR	155,755	[a]	2,082,444
Flexion Therapeutics	161,901	[a]	2,700,509
Foamix Pharmaceuticals	142,892	[a,b]	1,186,004
Galapagos, ADR	23,751	[a]	1,289,679
GW Pharmaceuticals, ADR	43,252	[a]	3,535,851
Halozyme Therapeutics	111,022	[a,b]	1,088,016
Ligand Pharmaceuticals	15,724	[a,b]	1,624,446

56

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Common Stocks - 98.6% (continued)	Shares		Value ($)
Pharmaceuticals, Biotechnology & Life Sciences - 8.1% (continued)
Natera	145,210	[a]	1,444,839
NeoGenomics	140,642	[a]	1,130,762
PAREXEL International	24,595	[a]	1,673,198
Radius Health	33,812	[a,b]	1,854,250
Retrophin	82,944	[a,b]	1,328,763
Revance Therapeutics	128,942	[a,b]	1,811,635
Sangamo BioSciences	110,531	[a,b]	474,178
Supernus Pharmaceuticals	31,970	[a]	683,519
TherapeuticsMD	686,140	[a]	4,720,643
			32,717,730
Real Estate - 4.8%
Agree Realty	6,406	[c]	307,424
American Assets Trust	20,383	[c]	902,967
CareTrust	32,820	[c]	487,705
Cousins Properties	57,160	[c]	629,903
CyrusOne	16,994	[c]	863,975
DuPont Fabros Technology	47,911	[c]	2,031,426
Education Realty Trust	16,888	[c]	765,195
Equity Commonwealth	30,112	[a,c]	942,204
Gramercy Property Trust	60,340		584,091
Healthcare Trust of America, Cl. A	26,708		901,128
LaSalle Hotel Properties	27,240	[c]	764,354
Monmouth Real Estate Investment	111,530	[c]	1,561,420
Pebblebrook Hotel Trust	50,972	[b,c]	1,531,199
Physicians Realty Trust	106,059	[c]	2,270,723
Potlatch	58,140	[c]	2,201,762
Retail Opportunity Investments	34,252	[c]	764,162
STORE Capital	61,809	[c]	1,831,401
			19,341,039
Retailing - 4.3%
1-800-Flowers.com, Cl. A	155,977	[a]	1,441,227
Burlington Stores	23,726	[a]	1,927,026
Core-Mark Holding	23,407		892,977
Express	57,082	[a]	675,280
Lithia Motors, Cl. A	48,502		4,014,511
Office Depot	896,799		3,300,220
Ollie's Bargain Outlet Holdings	54,762	[a,b]	1,392,050
Restoration Hardware Holdings	27,350	[a,b]	922,516
Staples	56,106		480,267
The Children's Place	12,489		1,016,605
Urban Outfitters	39,686	[a]	1,422,743
			17,485,422
Semiconductors & Semiconductor Equipment - 6.6%
Advanced Energy Industries	20,640	[a]	907,128
Applied Micro Circuits	246,536	[a]	1,720,821
Brooks Automation	59,091		745,138
Cavium	75,635	[a]	4,211,357
Cirrus Logic	11,760	[a]	596,820

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Common Stocks - 98.6% (continued)	Shares		Value ($)
Semiconductors & Semiconductor Equipment - 6.6% (continued)
First Solar	8,010	[a,b]	302,938
Impinj	31,955	[a]	729,213
Inphi	53,804	[a]	2,317,338
Integrated Device Technology	23,610	[a]	474,325
MaxLinear, Cl. A	87,982	[a]	1,686,615
Mellanox Technologies	29,723	[a]	1,303,056
Microsemi	31,181	[a]	1,245,993
Nanometrics	24,086	[a]	489,909
Power Integrations	48,556		2,835,670
Semtech	37,463	[a]	996,516
Teradyne	261,451		5,506,158
Veeco Instruments	39,998	[a]	786,761
			26,855,756
Software & Services - 7.2%
Acxiom	38,089	[a]	989,933
CACI International, Cl. A	13,991	[a]	1,390,146
CommVault Systems	142,903	[a]	7,365,221
CoreLogic	27,670	[a]	1,135,023
CSG Systems International	17,637		771,090
Envestnet	23,196	[a]	916,474
Etsy	88,757	[a]	1,194,669
HubSpot	44,148	[a]	2,460,810
Infoblox	34,342	[a]	736,979
LogMeIn	36,226		3,024,871
Mentor Graphics	36,720		881,647
MicroStrategy, Cl. A	5,310	[a]	885,655
NIC	13,350		306,783
Perficient	74,487	[a]	1,487,505
Proofpoint	20,491	[a,b]	1,576,782
Shopify, Cl. A	52,226	[a]	2,160,067
Silver Spring Networks	46,664	[a]	636,964
Verint Systems	9,700	[a]	330,964
WebMD Health	14,010	[a,b]	722,496
			28,974,079
Technology Hardware & Equipment - 8.6%
Ciena	198,500	[a]	4,257,825
Cray	16,110	[a]	368,919
Electronics For Imaging	19,414	[a]	914,011
Fabrinet	44,297	[a]	1,719,610
FARO Technologies	12,163	[a]	396,514
FLIR Systems	24,577		757,709
Infinera	133,448	[a]	1,144,984
Ixia	38,778	[a]	447,110
Keysight Technologies	54,789	[a]	1,667,229
Lumentum Holdings	65,476		2,299,517
Methode Electronics	79,809		2,925,000
NETGEAR	42,984	[a]	2,450,088
NetScout Systems	30,566	[a]	904,142
Novanta	78,997	[a]	1,334,259

57

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Common Stocks - 98.6% (continued)	Shares		Value ($)
Technology Hardware & Equipment - 8.6% (continued)
Plantronics	11,396		577,207
ScanSource	58,986	[a]	2,017,911
Sierra Wireless	121,583	[a]	1,704,594
Tech Data	17,324	[a,b]	1,286,134
Universal Display	52,407	[a]	3,018,119
Viavi Solutions	467,614	[a]	3,638,037
Vishay Intertechnology	68,219	[b]	965,981
			34,794,900
Telecommunication Services - .1%
CalAmp	19,090	[a]	278,332
Transportation - 3.2%
ArcBest	41,302		756,240
Avis Budget Group	136,831	[a]	4,943,704
Kirby	11,880	[a]	618,948
Knight Transportation	154,912		4,353,027
Marten Transport	33,336		719,058
Werner Enterprises	68,441		1,579,618
			12,970,595
Utilities - 1.4%
American States Water	12,820		499,724
Calpine	38,492	[a]	480,380
Chesapeake Utilities	14,158		901,157
Hawaiian Electric Industries	27,067		812,281
Portland General Electric	26,889		1,132,296
Vectren	16,730		818,264
WGL Holdings	18,849		1,184,471
			5,828,573
Total Common Stocks (cost $342,611,458)			398,501,658
Other Investment - 1.7%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $6,748,382)	6,748,382	[d]	6,748,382
Investment of Cash Collateral for Securities Loaned - 8.8%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund, Institutional Shares (cost $35,676,403)	35,676,403	[d]	35,676,403
Total Investments (cost $385,036,243)	109.1%		440,926,443
Liabilities, Less Cash and Receivables	(9.1%)		(36,751,294)
Net Assets	100.0%		404,175,149

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

a Non-income producing security.

b Security, or portion thereof, on loan. At August 31, 2016, the value of the fund’s securities on loan was $45,203,668 and the value of the collateral held by the fund was $46,772,532, consisting of cash collateral of $35,676,403 and U.S. Government & Agency securities valued at $11,096,129.

c Investment in real estate investment trust.

d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Capital Goods	11.1
Banks	11.0
Money Market Investments	10.5
Technology Hardware & Equipment	8.6
Pharmaceuticals, Biotechnology & Life Sciences	8.1
Software & Services	7.2
Semiconductors & Semiconductor Equipment	6.6
Health Care Equipment & Services	5.2
Real Estate	4.8
Retailing	4.3
Diversified Financials	4.2
Commercial & Professional Services	3.5
Media	3.4
Transportation	3.2
Consumer Durables & Apparel	3.1
Materials	3.0
Consumer Services	2.3
Energy	2.3
Exchange-Traded Funds	1.6
Utilities	1.4
Food, Beverage & Tobacco	1.1
Automobiles & Components	.7
Foods & Staple Retailing	.7
Insurance	.6
Household & Personal Products	.5
Telecommunication Services	.1
109.1

† Based on net assets.

See notes to financial statements.

58

BNY Mellon Focused Equity Opportunities Fund
Common Stocks - 99.7%	Shares		Value ($)
Banks - 3.2%
Bank of America	867,080		13,994,671
Capital Goods - 10.9%
3M	68,005		12,189,216
Eaton	194,580		12,947,353
Honeywell International	100,292		11,705,079
Illinois Tool Works	93,757		11,143,020
			47,984,668
Diversified Financials - 10.3%
Capital One Financial	186,310		13,339,796
Intercontinental Exchange	62,171		17,533,465
Invesco	450,630		14,055,150
			44,928,411
Energy - 8.0%
Halliburton	250,815		10,787,553
Marathon Petroleum	229,240		9,744,992
Valero Energy	265,380		14,688,783
			35,221,328
Food, Beverage & Tobacco - 10.3%
Constellation Brands, Cl. A	87,142		14,295,645
PepsiCo	144,494		15,424,735
Philip Morris International	152,266		15,215,941
			44,936,321
Health Care Equipment & Services - 2.6%
Aetna	96,088		11,253,827
Materials - 3.0%
Dow Chemical	246,210		13,206,704
Media - 6.8%
Comcast, Cl. A	243,700		15,903,862
Time Warner	176,950		13,874,650
			29,778,512
Pharmaceuticals, Biotechnology & Life Sciences - 11.2%
Agilent Technologies	281,040		13,203,259
Allergan	63,070	[a]	14,792,438
Johnson & Johnson	178,175		21,263,405
			49,259,102
Retailing - 6.0%
Amazon.com	18,591	[a]	14,299,454
Lowe's	158,340		12,122,510
			26,421,964
Semiconductors & Semiconductor Equipment - 9.0%
Broadcom	118,068		20,829,557
NXP Semiconductors	213,260	[a]	18,771,145
			39,600,702
Software & Services - 18.4%
Adobe Systems	139,358	[a]	14,257,717
Alphabet, Cl. A	22,733	[a]	17,955,660
Facebook, Cl. A	143,636	[a]	18,115,372
salesforce.com	209,940	[a]	16,673,435

BNY Mellon Focused Equity Opportunities Fund (continued)
Common Stocks - 99.7% (continued)	Shares		Value ($)
Software & Services - 18.4% (continued)
Visa, Cl. A	169,050		13,676,145
			80,678,329
Total Investments (cost $346,814,893)	99.7%		437,264,539
Cash and Receivables (Net)	.3%		1,113,014
Net Assets	100.0%		438,377,553

a Non-income producing security.

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	18.4
Pharmaceuticals, Biotechnology & Life Sciences	11.2
Capital Goods	10.9
Diversified Financials	10.3
Food, Beverage & Tobacco	10.3
Semiconductors & Semiconductor Equipment	9.0
Energy	8.0
Media	6.8
Retailing	6.0
Banks	3.2
Materials	3.0
Health Care Equipment & Services	2.6
99.7

† Based on net assets.

See notes to financial statements.

59

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Small/Mid Cap Multi-Strategy Fund
Common Stocks - 97.9%	Shares		Value ($)
Automobiles & Components - .3%
Gentex	23,073		410,469
Standard Motor Products	13,408		600,813
			1,011,282
Banks - 4.6%
Bank of Hawaii	7,700	[a]	554,708
Boston Private Financial Holdings	19,723		254,032
Columbia Banking System	22,587		746,275
First Republic Bank	47,202		3,632,666
Hancock Holding	7,000		228,410
National Bank Holdings, Cl. A	37,959		908,738
Pinnacle Financial Partners	18,612		1,055,114
SVB Financial Group	31,193	[b]	3,464,295
Synovus Financial	12,493		413,268
Webster Financial	68,544		2,647,855
			13,905,361
Capital Goods - 7.9%
AGCO	47,510	[a]	2,306,135
Allegion	12,010		855,352
Allison Transmission Holdings	14,118		391,633
AMETEK	12,028		586,365
Beacon Roofing Supply	22,298	[b]	1,025,262
BWX Technologies	11,495		446,121
CLARCOR	20,422		1,337,028
Crane	12,699		816,800
Cubic	21,510		1,007,098
Curtiss-Wright	7,707		692,859
EMCOR Group	9,724		556,796
EnerSys	5,689		400,392
Granite Construction	27,300		1,310,400
HD Supply Holdings	63,382	[b]	2,288,724
Headwaters	22,195	[b]	402,395
Hubbell	20,539		2,224,579
Ingersoll-Rand	9,218		626,732
Kennametal	8,103		226,560
Lydall	10,717	[b]	514,845
Nordson	6,220		614,101
Proto Labs	12,376	[b]	677,215
Regal Beloit	2,181		133,761
Snap-on	18,387		2,818,543
Timken	8,417		285,084
Trex	12,593	[b]	780,010
Trinity Industries	6,010		146,764
Watsco	3,629		536,584
			24,008,138
Commercial & Professional Services - 2.7%
Clean Harbors	40,271	[b]	1,924,954
Copart	11,716	[b]	597,750
HMS Holdings	27,935	[b]	609,262
Interface	22,731		401,884
Korn/Ferry International	6,477		154,412

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
Common Stocks - 97.9% (continued)	Shares		Value ($)
Commercial & Professional Services - 2.7% (continued)
Robert Half International	7,893		302,539
Steelcase, Cl. A	85,078		1,271,065
TrueBlue	115,832	[b]	2,530,929
Waste Connections	5,659		432,517
			8,225,312
Consumer Durables & Apparel - 1.1%
Deckers Outdoor	4,520	[a,b]	295,382
Newell Brands	15,604		828,260
PVH	8,331		897,749
Steven Madden	15,235	[b]	534,596
Wolverine World Wide	30,401		726,888
			3,282,875
Consumer Services - 4.0%
Buffalo Wild Wings	5,057	[b]	820,245
Cheesecake Factory	46,736		2,402,698
Grand Canyon Education	48,331	[b]	2,007,186
Houghton Mifflin Harcourt	192,728	[b]	3,074,012
Panera Bread, Cl. A	4,092	[b]	888,578
Service Corporation International	88,852		2,349,247
Texas Roadhouse	12,104	[a]	535,844
			12,077,810
Diversified Financials - 6.7%
CBOE Holdings	7,305		501,780
E*TRADE Financial	198,040	[b]	5,224,295
FNFV Group	75,361	[b]	971,403
Leucadia National	221,897		4,249,328
Novanta	35,674	[b]	602,534
Raymond James Financial	57,434		3,340,936
SLM	504,761	[b]	3,742,803
TD Ameritrade Holding	19,811		651,089
WageWorks	12,870	[b]	795,237
			20,079,405
Energy - 3.8%
Cheniere Energy	38,033	[b]	1,631,616
Cheniere Energy Partners LP Holdings	51,173		1,033,183
Dril-Quip	38,706	[a,b]	2,150,892
Energen	8,726		501,745
EQT	8,651		618,547
Flotek Industries	43,537	[b]	674,824
FMC Technologies	14,970	[b]	422,154
Oceaneering International	8,288		219,798
Oil States International	28,026	[b]	869,367
PDC Energy	8,954	[b]	594,546
RPC	156,902	[a,b]	2,405,308
RSP Permian	7,799	[b]	304,551
			11,426,531
Exchange-Traded Funds - 2.2%
iShares Russell 2000 ETF	12,834	[a]	1,581,534
iShares Russell 2000 Growth ETF	10,697	[a]	1,573,101

60

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
Common Stocks - 97.9% (continued)	Shares		Value ($)
Exchange-Traded Funds - 2.2% (continued)
iShares Russell 2000 Value ETF	21,315	[a]	2,224,220
iShares Russell Mid-Cap Growth ETF	12,227		1,192,988
			6,571,843
Food & Staples Retailing - 1.5%
Casey's General Stores	26,582		3,490,482
Performance Food Group	15,698		403,439
United Natural Foods	11,939	[b]	544,418
			4,438,339
Food, Beverage & Tobacco - 1.4%
Boston Beer, Cl. A	13,675	[a,b]	2,497,739
Hain Celestial Group	4,592	[b]	168,756
Molson Coors Brewing, Cl. B	8,813		901,746
Snyder's-Lance	22,321	[a]	788,824
			4,357,065
Health Care Equipment & Services - 7.7%
Adeptus Health, Cl. A	50,736	[a,b]	2,159,324
Air Methods	11,338	[a,b]	398,871
Align Technology	17,155	[b]	1,593,700
Allscripts Healthcare Solutions	21,924	[b]	283,039
athenahealth	2,985	[a,b]	365,454
Boston Scientific	29,094	[b]	693,019
Brookdale Senior Living	157,930	[b]	2,717,975
Centene	13,620	[b]	930,110
Cooper	4,296		798,712
DENTSPLY SIRONA	10,162		624,557
Endologix	30,888	[b]	375,598
Globus Medical, Cl. A	99,703	[a,b]	2,316,101
ICU Medical	7,381	[b]	920,927
Integra LifeSciences Holdings	8,374	[b]	723,681
Laboratory Corporation of America Holdings	6,413	[b]	878,132
LifePoint Health	5,136	[b]	290,698
MEDNAX	32,211	[b]	2,118,517
Natera	65,017	[b]	646,919
NxStage Medical	31,052	[b]	709,849
Universal Health Services, Cl. B	13,950		1,681,394
VCA	12,124	[b]	858,500
WellCare Health Plans	9,326	[b]	1,051,040
			23,136,117
Household & Personal Products - .3%
Inter Parfums	24,419		834,397
Insurance - 1.8%
Assurant	26,064		2,334,031
First American Financial	7,885		339,765
FNF Group	62,840		2,368,440
Hanover Insurance Group	5,110		399,602
			5,441,838
Materials - 3.9%
Compass Minerals International	32,384	[a]	2,413,580
Eagle Materials	9,353		751,701
Louisiana-Pacific	13,116	[b]	255,500

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
Common Stocks - 97.9% (continued)	Shares		Value ($)
Materials - 3.9% (continued)
Methanex	130,350		3,780,150
Mosaic	113,162	[a]	3,402,781
Royal Gold	3,804		278,909
Scotts Miracle-Gro, Cl. A	11,113		920,156
			11,802,777
Media - 2.1%
E.W. Scripps, Cl. A	19,008	[a,b]	322,946
IMAX	23,168	[b]	706,392
Media General	18,395	[b]	325,040
New York Times, Cl. A	31,244		404,297
Nexstar Broadcasting Group, Cl. A	32,374	[a]	1,706,757
Sinclair Broadcast Group, Cl. A	102,466	[a]	2,918,232
			6,383,664
Pharmaceuticals, Biotechnology & Life Sciences - 5.7%
Akorn	52,995	[b]	1,426,625
Alkermes	13,822	[b]	604,989
BioMarin Pharmaceutical	4,002	[b]	375,748
Cambrex	62,838	[b]	2,691,352
Cepheid	15,161	[b]	520,326
Flexion Therapeutics	44,522	[b]	742,627
Foamix Pharmaceuticals	64,877	[a,b]	538,479
Galapagos, ADR	10,862	[a,b]	589,807
GW Pharmaceuticals, ADR	30,446	[a,b]	2,488,961
Halozyme Therapeutics	50,764	[a,b]	497,487
Jazz Pharmaceuticals	4,338	[b]	537,175
Ligand Pharmaceuticals	7,174	[a,b]	741,146
NeoGenomics	63,947	[b]	514,134
Neurocrine Biosciences	10,055	[b]	487,265
PAREXEL International	11,113	[b]	756,017
Radius Health	15,260	[a,b]	836,858
Retrophin	38,073	[a,b]	609,929
TherapeuticsMD	340,284	[b]	2,341,154
			17,300,079
Real Estate - 4.8%
Cousins Properties	13,710	[c]	151,084
CyrusOne	7,282	[c]	370,217
DuPont Fabros Technology	21,421	[c]	908,250
Empire State Realty Trust, Cl. A	14,988	[c]	321,792
EPR Properties	26,844	[c]	2,102,422
Equinix	1,534	[c]	565,509
Equity Commonwealth	17,312	[b,c]	541,692
Healthcare Trust of America, Cl. A	71,729		2,420,136
Jones Lang LaSalle	2,007		234,317
Monmouth Real Estate Investment	49,706	[c]	695,884
Pebblebrook Hotel Trust	84,295	[a,c]	2,532,222
Physicians Realty Trust	38,285	[c]	819,682
Potlatch	21,642	[c]	819,583
STORE Capital	69,835	[c]	2,069,211
			14,552,001

61

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
Common Stocks - 97.9% (continued)	Shares		Value ($)
Retailing - 6.7%
1-800-Flowers.com, Cl. A	69,515	[b]	642,319
Burlington Stores	10,726	[b]	871,166
Core-Mark Holding	10,435		398,095
Dick's Sporting Goods	45,644		2,674,738
Etsy	39,627	[b]	533,379
Expedia	6,022		657,121
G-III Apparel Group	11,362	[b]	358,698
Liberty Interactive, Cl. A	18,011	[b]	380,572
Lithia Motors, Cl. A	34,528		2,857,883
LKQ	64,448	[b]	2,325,928
Office Depot	656,835		2,417,153
Ollie's Bargain Outlet Holdings	25,122	[a,b]	638,601
Ross Stores	10,059		626,072
Sally Beauty Holdings	20,392	[b]	555,070
SiteOne Landscape Supply	7,266		277,852
Staples	242,823		2,078,565
Ulta Salon Cosmetics & Fragrance	1,810	[b]	447,450
Urban Outfitters	10,653	[b]	381,910
Williams-Sonoma	19,963	[a]	1,050,852
			20,173,424
Semiconductors & Semiconductor Equipment - 5.1%
Cavium	55,583	[b]	3,094,861
Cirrus Logic	4,327	[b]	219,595
First Solar	3,813	[a,b]	144,208
Impinj	14,484		330,525
Inphi	20,714	[b]	892,152
Integrated Device Technology	13,145	[b]	264,083
Maxim Integrated Products	29,505		1,201,444
MaxLinear, Cl. A	39,589	[b]	758,921
Mellanox Technologies	22,606	[b]	991,047
Microsemi	15,901	[b]	635,404
Power Integrations	21,926		1,280,478
Teradyne	155,596		3,276,852
United Microelectronics, ADR	1,050,096		1,953,179
Veeco Instruments	18,791	[b]	369,619
			15,412,368
Software & Services - 9.8%
Acxiom	12,132	[b]	315,311
Akamai Technologies	9,919	[b]	544,553
Amdocs	41,356		2,486,323
ANSYS	4,483	[b]	426,288
Booz Allen Hamilton Holdings	29,851		906,276
Broadridge Financial Solutions	17,187		1,191,059
CACI International, Cl. A	6,417	[b]	637,593
CommVault Systems	82,517	[b]	4,252,926
CoreLogic	59,824	[b]	2,453,981
Envestnet	16,706	[b]	660,054
Fidelity National Information Services	11,209		889,210
HubSpot	20,321	[b]	1,132,693

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
Common Stocks - 97.9% (continued)	Shares		Value ($)
Software & Services - 9.8% (continued)
Intuit	7,202		802,663
Jack Henry & Associates	27,610		2,409,525
KEYW Holding	82,584	[a,b]	823,363
LogMeIn	16,378		1,367,563
MicroStrategy, Cl. A	1,355	[b]	226,000
Paychex	6,720		407,702
Perficient	34,165	[b]	682,275
Proofpoint	9,350	[b]	719,483
PTC	8,635	[b]	368,455
Science Applications International	12,006		766,103
Shopify, Cl. A	40,040	[b]	1,656,054
Splunk	12,225	[a,b]	711,984
Square, Cl. A	77,177		940,788
WebMD Health	36,769	[b]	1,896,177
			29,674,402
Technology Hardware & Equipment - 7.9%
Amphenol, Cl. A	14,242		887,419
Ciena	159,667	[b]	3,424,857
Electronics For Imaging	7,517	[b]	353,900
Fabrinet	15,694	[b]	609,241
FLIR Systems	89,862		2,770,445
IPG Photonics	27,684	[b]	2,407,954
Keysight Technologies	52,095	[b]	1,585,251
Lumentum Holdings	46,556		1,635,047
Mercury Systems	41,706	[b]	945,892
Methode Electronics	55,606		2,037,960
National Instruments	72,733		2,032,160
NetScout Systems	8,049	[b]	238,089
ScanSource	27,134	[b]	928,254
Trimble Navigation	21,167	[b]	579,976
Universal Display	9,104	[b]	524,299
Viavi Solutions	332,483	[b]	2,586,718
Vishay Intertechnology	20,791	[a]	294,401
			23,841,863
Telecommunication Services - .4%
NETGEAR	19,694	[b]	1,122,558
Transportation - 4.4%
Avis Budget Group	84,087	[b]	3,038,063
J.B. Hunt Transport Services	8,062		640,042
Kirby	37,852	[b]	1,972,089
Knight Transportation	159,167		4,472,593
Ryder System	33,007		2,162,619
Werner Enterprises	49,153		1,134,451
			13,419,857
Utilities - 1.1%
Atmos Energy	6,932		510,888
Calpine	117,794	[b]	1,470,069
CMS Energy	6,975		292,741
NiSource	19,508		467,022

62

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
Common Stocks - 97.9% (continued)	Shares		Value ($)
Utilities - 1.1% (continued)
Portland General Electric	12,033		506,710
			3,247,430
Total Common Stocks (cost $260,051,986)			295,726,736
Other Investment - 1.5%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $4,590,205)	4,590,205	[d]	4,590,205
Investment of Cash Collateral for Securities Loaned - 5.4%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund, Institutional Shares (cost $16,425,833)	16,425,833	[d]	16,425,833
Total Investments (cost $281,068,024)	104.8%		316,742,774
Liabilities, Less Cash and Receivables	(4.8%)		(14,488,644)
Net Assets	100.0%		302,254,130

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

a Security, or portion thereof, on loan. At August 31, 2016, the value of the fund’s securities on loan was $30,174,058 and the value of the collateral held by the fund was $31,016,684, consisting of cash collateral of $16,425,833 and U.S. Government & Agency securities valued at $14,590,851.

b Non-income producing security.

c Investment in real estate investment trust.

d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	9.8
Capital Goods	7.9
Technology Hardware & Equipment	7.9
Health Care Equipment & Services	7.7
Money Market Investments	6.9
Diversified Financials	6.7
Retailing	6.7
Pharmaceuticals, Biotechnology & Life Sciences	5.7
Semiconductors & Semiconductor Equipment	5.1
Real Estate	4.8
Banks	4.6
Transportation	4.4
Consumer Services	4.0
Materials	3.9
Energy	3.8
Commercial & Professional Services	2.7
Exchange-Traded Funds	2.2
Media	2.1
Insurance	1.8
Food & Staples Retailing	1.5
Food, Beverage & Tobacco	1.4
Consumer Durables & Apparel	1.1
Utilities	1.1
Telecommunication Services	.4
Automobiles & Components	.3
Household & Personal Products	.3
104.8

† Based on net assets.

See notes to financial statements.

63

STATEMENT OF INVESTMENTS (continued)

BNY Mellon International Fund
Common Stocks - 99.1%	Shares		Value ($)
Australia - 7.5%
ASX	161,622		6,213,054
Australia & New Zealand Banking Group	371,044		7,501,303
BHP Billiton	526,552		8,084,788
Commonwealth Bank of Australia	405,248		21,870,807
Evolution Mining	3,897,733		6,385,980
LendLease Group	1,011,345		10,504,282
Qantas Airways	1,723,348	[a]	4,196,401
Woodside Petroleum	537,870		11,573,312
			76,329,927
Belgium - 1.2%
Anheuser-Busch InBev	98,136		12,156,166
Brazil - 1.0%
APERAM	241,923		9,984,552
Denmark - .7%
Danske Bank	247,316		7,257,973
France - 9.8%
Atos	96,486		9,493,620
Capgemini	70,255		6,844,475
Carrefour	402,500		10,133,212
Cie Generale des Etablissements Michelin	90,448		9,614,829
Dassault Aviation	5,125		5,464,285
Eiffage	81,436		6,376,807
Orange	1,436,578		21,937,259
Sanofi	303,112		23,352,979
Thales	78,103		6,763,119
			99,980,585
Germany - 10.9%
Allianz	119,922		17,864,565
Commerzbank	1,748,200		12,296,876
Continental	82,116		17,210,927
Deutsche Post	248,427		7,869,857
Evonik Industries	347,315		11,674,665
Infineon Technologies	653,902		11,010,207
Merck	131,139		13,799,948
Siemens	100,518		12,002,735
Vonovia	188,744		7,344,489
			111,074,269
Hong Kong - 1.2%
AIA Group	1,937,800		12,252,462
Ireland - .7%
CRH	211,571		7,162,498
Israel - 1.8%
Teva Pharmaceutical Industries, ADR	360,414		18,161,262
Italy - 2.6%
Enel	4,675,091		20,640,279
Prysmian	228,772		5,644,659
			26,284,938
Japan - 23.4%
Aisin Seiki	346,800		16,373,827
Astellas Pharma	366,600		5,600,071

BNY Mellon International Fund (continued)
Common Stocks - 99.1% (continued)	Shares		Value ($)
Japan - 23.4% (continued)
Chubu Electric Power	1,126,600		15,233,300
Daiwa House Industry	430,900		11,125,978
East Japan Railway	67,900		5,814,469
Fujitsu	1,322,000		6,710,621
Japan Airlines	314,600		9,568,900
Kandenko	555,000		4,940,366
KDDI	382,700		11,229,664
Mitsubishi Chemical Holdings	1,528,800		9,645,780
Mitsubishi Electric	733,000		9,567,646
Mizuho Financial Group	2,263,700		3,931,638
Murata Manufacturing	87,600		11,772,851
Nintendo	82,300		18,036,558
Nippon Shokubai	82,300		5,051,032
Panasonic	1,854,300		19,015,245
Park24	185,900		5,435,147
Seven & i Holdings	450,600		18,992,573
Shionogi & Co.	191,300		8,540,228
Sony	615,100		19,767,144
Sumitomo Mitsui Financial Group	473,900		16,585,240
Tosoh	1,002,000		6,168,985
			239,107,263
Netherlands - 3.2%
Heineken	159,144		14,219,112
NXP Semiconductors	112,617	[a]	9,912,548
RELX	485,908		8,617,889
			32,749,549
Norway - 1.2%
Telenor	683,094		11,927,656
Portugal - 1.3%
Galp Energia	916,968		13,327,488
Singapore - 1.2%
Ascendas Real Estate Investment Trust	4,478,000		8,052,479
Singapore Exchange	766,900		4,255,396
			12,307,875
Spain - 3.1%
ACS Actividades de Construccion y Servicios	172,618		4,891,646
Banco Bilbao Vizcaya Argentaria	2,929,256		18,225,756
Gamesa Corp Tecnologica	394,401		9,051,646
			32,169,048
Sweden - 2.6%
Svenska Cellulosa, Cl. B	343,996		10,572,252
Swedbank, Cl. A	384,250		8,837,977
Volvo, Cl. B	639,872		6,880,344
			26,290,573
Switzerland - 7.1%
Actelion	57,543	[a]	9,577,336
Adecco Group	161,620		9,300,688
Julius Baer Group	257,036	[a]	10,774,840
Novartis	302,117		23,774,954
Sika-BR	1,811		8,628,281

64

BNY Mellon International Fund (continued)
Common Stocks - 99.1% (continued)	Shares		Value ($)
Switzerland - 7.1% (continued)
Swiss Life Holding	39,934	[a]	9,988,068
			72,044,167
United Kingdom - 17.4%
AstraZeneca	307,887		19,847,114
Carnival	193,809		9,299,412
Imperial Brands	228,923		12,004,832
National Grid	738,749		10,151,942
Prudential	643,133		11,515,132
Royal Dutch Shell, Cl. B	1,013,922		25,856,322
Shire	239,612		14,980,273
Sky	1,151,759		12,840,510
Smiths Group	335,658		5,910,698
Unilever	618,638		28,668,253
Wolseley	178,662		10,275,886
WPP	700,269		16,147,392
			177,497,766
United States - 1.2%
iShares MSCI EAFE ETF	216,993		12,661,542
Total Common Stocks (cost $1,051,340,842)			1,010,727,559
Rights - .0%	Number of Rights		Value ($)
Australia - .0%
Evolution Mining (cost $108,812)	527,127	[a]	51,501
Other Investment - .7%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $6,769,193)	6,769,193	[b]	6,769,193
Total Investments (cost $1,058,218,847)	99.8%		1,017,548,253
Cash and Receivables (Net)	.2%		1,756,558
Net Assets	100.0%		1,019,304,811

ADR—American Depository Receipt

BR—Bearer Certificate

ETF—Exchange-Traded Fund

a Non-income producing security.

b Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Financials	20.3
Health Care	13.5
Consumer Discretionary	12.6
Industrials	11.9
Consumer Staples	10.5
Information Technology	7.2
Materials	7.1
Energy	5.9
Utilities	4.5
Telecommunications	4.4
Exchange-Traded Funds	1.2
Money Market Investment	.7
99.8

† Based on net assets.

See notes to financial statements.

65

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Emerging Markets Fund
Common Stocks - 97.6%	Shares		Value ($)
Brazil - 5.7%
Ambev, ADR	1,605,919		9,523,100
BB Seguridade Participacoes	321,800		2,904,890
Cia de Saneamento Basico do Estado de Sao Paulo	540,500		4,919,266
Cosan Industria e Comercio	374,600		4,364,069
EcoRodovias Infraestrutura e Logistrica	1,177,700	[a]	3,034,332
JBS	1,816,200		7,030,379
Localiza Rent a Car	245,400		3,063,320
MRV Engenharia e Participacoes	543,000		2,068,283
Qualicorp	460,000		3,230,769
			40,138,408
China - 25.7%
AAC Technologies Holdings	861,500		9,822,647
Air China, Cl. H	8,056,000		5,960,830
Alibaba Group Holding, ADR	162,487	[a]	15,792,112
Anhui Conch Cement, Cl. H	3,016,500		8,476,864
ANTA Sports Products	1,762,000		4,769,805
Beijing Capital International Airport, Cl. H	1,240,000		1,398,637
China Construction Bank, Cl. H	29,219,939		21,846,543
China Lodging Group, ADR	163,210		7,284,062
China Maple Leaf Educational Systems	2,932,000		2,203,474
CNOOC	2,356,000		2,894,300
Ctrip.com International, ADR	176,204	[a]	8,343,259
PICC Property & Casualty, Cl. H	5,748,000		9,499,051
Ping An Insurance Group Company of China, Cl. H	2,143,000		11,091,317
Shanghai Pharmaceuticals Holding, Cl. H	3,909,600		10,734,637
Tencent Holdings	1,893,600		49,258,913
Weibo, ADR	125,398	[a]	5,990,262
Weichai Power, Cl. H	2,321,000		2,929,094
Yirendai, ADR	123,324		2,970,875
			181,266,682
Colombia - .3%
Bancolombia, ADR	51,174		2,009,603
Hong Kong - 4.6%
China Mobile	1,205,500		14,887,033
China Mobile, ADR	127,405		7,734,758
China Overseas Land & Investment	2,502,000		8,272,754
Sino Biopharmaceutical	1,828,000		1,173,494
			32,068,039
Hungary - .8%
Richter Gedeon	283,156		5,808,681
India - 7.1%
Aurobindo Pharma	666,345		7,839,754
Hindustan Petroleum	301,672		5,209,951
ICICI Bank	268,552		1,040,394
LIC Housing Finance	610,733		5,116,544
Maruti Suzuki India	42,854		3,251,970
Petronet LNG	805,029		4,064,569
Reliance Industries	150,536		2,396,051

BNY Mellon Emerging Markets Fund (continued)
Common Stocks - 97.6% (continued)	Shares		Value ($)
India - 7.1% (continued)
UPL	680,881		6,532,629
Vedanta	2,907,913		7,345,159
Yes Bank	362,164		7,429,125
			50,226,146
Indonesia - 4.4%
Bank Negara Indonesia	15,061,300		6,670,572
Bank Rakyat Indonesia	10,115,800		8,884,212
Matahari Department Store	3,952,500		5,959,291
Telekomunikasi Indonesia	30,756,300		9,761,329
			31,275,404
Mexico - 4.0%
Alfa, Cl. A	4,600,282		7,485,045
Arca Continental	773,558		4,829,737
Grupo Aeroportuario del Centro Norte	792,000		4,875,395
Grupo Financiero Banorte, Cl. O	1,237,800		6,670,568
Wal-Mart de Mexico	1,805,900		4,125,214
			27,985,959
Peru - 1.2%
Credicorp	55,378		8,676,625
Philippines - 1.0%
Metropolitan Bank & Trust	3,476,494		6,230,009
Puregold Price Club	1,036,400		998,699
			7,228,708
Russia - 4.4%
Lukoil, ADR	218,158		9,760,389
Rosneft, GDR	1,105,404		5,775,736
Sberbank of Russia, ADR	1,218,741		11,060,075
Yandex, Cl. A	207,315	[a]	4,569,223
			31,165,423
South Africa - 5.0%
AngloGold Ashanti, ADR	229,029	[a]	3,685,077
Barclays Africa Group	1,080,013		10,938,235
Clicks Group	687,975		5,666,833
Mediclinic International	328,880		4,430,104
Mr Price Group	178,933		2,245,121
Pioneer Foods Group	356,832		4,126,067
Telkom	947,147		3,916,919
			35,008,356
South Korea - 18.8%
BGF Retail	8,481		1,540,271
Com2uS	48,618	[a]	4,499,890
Coway	83,637		6,255,898
Daelim Industrial	59,922		4,358,452
Hana Financial Group	117,084		3,076,737
Hankook Tire	98,072		4,907,998
Hanwha Techwin	60,553		3,345,350
Hyundai Development Co-Engineering & Construction	151,429		6,335,572
Hyundai Marine & Fire Insurance	197,480		5,986,389
Hyundai Mobis	18,328		4,282,013

66

BNY Mellon Emerging Markets Fund (continued)
Common Stocks - 97.6% (continued)	Shares		Value ($)
South Korea - 18.8% (continued)
KB Financial Group	266,482		9,296,995
Korea Electric Power	130,446		6,785,532
Korea Investment Holdings	142,171		5,113,056
KT	55,886		1,583,854
KT&G	74,154		7,781,182
KT, ADR	203,921		3,166,893
LG Household & Health Care	11,969		10,208,537
NAVER	8,317		6,303,018
POSCO	24,627		5,102,096
Samsung Electronics	22,184		32,231,462
			132,161,195
Taiwan - 9.0%
Advanced Semiconductor Engineering	6,817,842		8,379,819
Airtac International Group	1,147,000		8,567,120
China Life Insurance	3,840,720		3,401,277
Epistar	4,111,000	[a]	2,979,877
Himax Technologies, ADR	552,697		5,869,642
Largan Precision	20,000		2,243,898
Taiwan Semiconductor Manufacturing	5,714,000		31,693,922
			63,135,555
Thailand - 2.0%
PTT	506,000		5,101,587
PTT Exploration & Production	2,130,300		5,000,271
Thai Beverage	2,653,200		1,937,637
Thanachart Capital	1,566,700		1,810,403
			13,849,898
Turkey - 1.3%
Tofas Turk Otomobil Fabrikasi	128,465		945,206
Turkiye Vakiflar Bankasi, Cl. D	3,285,291		4,832,209
Ulker Biskuvi Sanayi	520,275		3,662,657
			9,440,072
United Arab Emirates - 1.5%
Abu Dhabi Commercial Bank	2,743,818		4,795,761
Emaar Properties	2,937,134		5,677,398
			10,473,159
United States - .8%
iShares MSCI Emerging Markets ETF	160,383		5,858,791
Total Common Stocks (cost $559,073,555)			687,776,704
Preferred Stocks - 1.7%
Brazil - 1.7%
Petroleo Brasileiro	1,638,900	[a]	6,521,697
Vale	1,316,600		5,899,666
(cost $11,879,041)			12,421,363

BNY Mellon Emerging Markets Fund (continued)
Other Investment - .4%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $2,740,735)	2,740,735	[b]	2,740,735
Total Investments (cost $573,693,331)	99.7%		702,938,802
Cash and Receivables (Net)	.3%		1,975,454
Net Assets	100.0%		704,914,256

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

GDR—Global Depository Receipt

a Non-income producing security.

b Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Financials	24.4
Information Technology	23.7
Consumer Discretionary	9.7
Consumer Staples	8.7
Industrials	7.3
Energy	7.2
Telecommunication Services	5.8
Materials	5.3
Health Care	4.7
Utilities	1.7
Exchange-Traded Funds	.8
Money Market Investment	.4
99.7

† Based on net assets.

See notes to financial statements.

67

STATEMENT OF INVESTMENTS (continued)

BNY Mellon International Appreciation Fund
Common Stocks - 98.6%	Shares		Value ($)
Automobiles & Components - 4.4%
Bridgestone, ADR	17,448		299,059
Daimler	6,357		439,523
Denso, ADR	18,138		373,915
Ferrari	3,239		155,925
Fiat Chrysler Automobiles	20,595		141,694
Honda Motor, ADR	14,948		460,548
Nissan Motor, ADR	9,962		195,255
Toyota Motor, ADR	9,048		1,091,460
Volkswagen, ADR	8,750		253,837
			3,411,216
Banks - 11.1%
Australia & New Zealand Banking Group, ADR	26,798		538,372
Banco Bilbao Vizcaya Argentaria, ADR	69,211		430,493
Banco Santander, ADR	109,115		488,835
Barclays, ADR	29,240		266,376
BNP Paribas, ADR	16,961		432,505
Commerzbank, ADR	22,392		157,752
Commonwealth Bank of Australia, ADR	3,423	[a]	554,207
Credit Agricole, ADR	25,891		120,911
Danske Bank, ADR	22,808		334,137
Erste Group Bank, ADR	12,283		173,252
Hachijuni Bank, ADR	3,799		200,904
Hang Seng Bank, ADR	12,669		223,101
HSBC Holdings, ADR	21,528		800,842
ING Groep, ADR	36,569		458,941
Intesa Sanpaolo, ADR	24,634		351,774
Lloyds Banking Group, ADR	112,623		361,520
Mitsubishi UFJ Financial Group, ADR	83,092		457,837
Mizuho Financial Group, ADR	41,000		142,270
National Australia Bank, ADR	47,006		479,461
Shinsei Bank, ADR	35,546		113,214
Societe Generale, ADR	40,045		293,129
Sumitomo Mitsui Financial Group, ADR	33,296		231,407
Sumitomo Mitsui Trust Holdings, ADR	44,240		156,167
United Overseas Bank, ADR	10,700		281,570
Westpac Banking, ADR	29,215		645,944
			8,694,921
Capital Goods - 10.2%
ABB, ADR	26,372	[b]	571,481
Airbus Group, ADR	27,772		403,111
Asahi Glass, ADR	30,076		189,178
Atlas Copco, Cl. A, ADR	11,747		333,380
Atlas Copco, Cl. B, ADR	7,620		192,847
BAE Systems, ADR	8,989		254,254
CK Hutchison Holdings, ADR	8,471		108,132
FANUC, ADR	12,000		340,740
ITOCHU, ADR	5,705		133,982
Kajima, ADR	3,417		229,595
Kawasaki Heavy Industries, ADR	11,754		138,051
Keppel, ADR	13,187		99,166

BNY Mellon International Appreciation Fund (continued)
Common Stocks - 98.6% (continued)	Shares		Value ($)
Capital Goods - 10.2% (continued)
Komatsu, ADR	14,788		323,487
Kubota, ADR	4,271		312,210
Marubeni, ADR	1,423		71,096
Metso, ADR	30,248		217,483
Mitsubishi Electric, ADR	12,575		327,642
Mitsubishi, ADR	6,957		289,759
Mitsui & Co., ADR	811		214,684
Nidec, ADR	14,562		326,844
NSK, ADR	7,210		148,346
Rolls-Royce Holdings, ADR	20,430		206,547
Sandvik, ADR	27,176		295,131
Siemens, ADR	7,111		850,298
SKF, ADR	10,990		184,742
Sumitomo Electric Industries, ADR	25,020		370,646
Sumitomo, ADR	19,536		211,282
Teijin, ADR	5,424		200,091
TOTO, ADR	6,445		244,877
Volvo AB, Cl. B, ADR	21,752		233,834
			8,022,916
Commercial & Professional Services - 2.9%
Dai Nippon Printing, ADR	24,828		251,135
Experian, ADR	18,473		369,091
RELX, ADR	22,824		438,449
Secom, ADR	23,620		447,835
Toppan Printing, ADR	36,905		326,886
Wolters Kluwer, ADR	10,772		452,801
			2,286,197
Consumer Durables & Apparel - 3.6%
adidas, ADR	7,475		621,434
Casio Computer, ADR	1,290		182,277
Cie Financiere Richemont, ADR	40,900		233,948
Electrolux, Cl. B, ADR	3,367		175,105
LVMH Moet Hennessy Louis Vuitton, ADR	12,169		411,677
Panasonic, ADR	24,520		253,292
Pandora, ADR	10,600		328,918
Sega Sammy Holdings, ADR	50,384		171,306
Sony, ADR	12,522		402,708
			2,780,665
Consumer Services - 1.6%
City Developments, ADR	35,591		220,842
Compass Group, ADR	24,125		456,566
InterContinental Hotels Group, ADR	5,539		238,509
Sodexo, ADR	13,160		304,786
			1,220,703
Diversified Financials - 2.4%
Computershare, ADR	21,142		156,986
Credit Suisse Group, ADR	17,222		224,575
Daiwa Securities Group, ADR	42,790		248,182
Deutsche Bank	10,806	[b]	159,389
Nomura Holdings, ADR	53,857		252,051

68

BNY Mellon International Appreciation Fund (continued)
Common Stocks - 98.6% (continued)	Shares		Value ($)
Diversified Financials - 2.4% (continued)
ORIX, ADR	4,179		300,554
UBS Group	36,401		525,994
			1,867,731
Energy - 4.8%
BP, ADR	22,866		774,243
Eni, ADR	13,775		415,041
Repsol, ADR	18,057		241,422
Royal Dutch Shell, Cl. A, ADR	9,574		468,169
Royal Dutch Shell, Cl. B, ADR	8,593		444,172
Statoil, ADR	13,355		209,006
Technip, ADR	14,109		208,108
Total, ADR	17,119		817,432
Woodside Petroleum, ADR	10,215		216,609
			3,794,202
Food & Staples Retailing - 1.0%
Aeon, ADR	13,968		191,362
J Sainsbury, ADR	1,318		16,910
Koninklijke Ahold, ADR	17,426		415,610
Tesco, ADR	21,655	[b]	141,624
			765,506
Food, Beverage & Tobacco - 8.2%
Ajinomoto, ADR	10,230		214,932
Anheuser-Busch InBev, ADR	5,685		705,110
British American Tobacco, ADR	5,904		733,218
Coca-Cola Amatil, ADR	19,462		142,657
Coca-Cola HBC, ADR	5,662	[b]	123,907
Danone, ADR	33,409		508,151
Diageo, ADR	3,298		370,959
Heineken, ADR	7,809		348,438
Imperial Brands, ADR	7,674		401,273
Japan Tobacco, ADR	14,000		269,920
Kirin Holdings, ADR	17,382		282,805
Nestle, ADR	20,055		1,594,372
Orkla, ADR	26,607		241,459
SABMiller, ADR	4,578		265,249
Yamazaki Baking, ADR	1,023		232,520
			6,434,970
Health Care Equipment & Services - 1.7%
Essilor International, ADR	7,934		503,531
Fresenius Medical Care & Co., ADR	8,300		367,441
Olympus, ADR	7,140		234,085
Smith & Nephew, ADR	8,103		265,778
			1,370,835
Household & Personal Products - 3.4%
Henkel AG & Co., ADR	2,872		377,697
Kao, ADR	6,988		362,153
L'Oreal, ADR	10,964		413,069
Reckitt Benckiser Group, ADR	14,141		277,941
Svenska Cellulosa, ADR	9,119		279,908
Unilever (NY Shares)	10,503		484,293

BNY Mellon International Appreciation Fund (continued)
Common Stocks - 98.6% (continued)	Shares		Value ($)
Household & Personal Products - 3.4% (continued)
Unilever, ADR	9,938		461,719
			2,656,780
Insurance - 5.2%
Aegon (NY Shares)	23,778		97,252
Ageas, ADR	7,836		269,049
AIA Group, ADR	29,000		730,220
Allianz, ADR	40,770		605,027
AXA, ADR	20,850		438,058
Legal & General Group, ADR	23,467		325,487
MS&AD Insurance Group Holdings, ADR	18,902		269,164
Prudential, ADR	15,132		547,022
Tokio Marine Holdings, ADR	10,055		395,312
Zurich Insurance Group, ADR	14,947		382,195
			4,058,786
Materials - 7.1%
Air Liquide, ADR	19,717		433,182
Akzo Nobel, ADR	12,115		272,830
Alumina, ADR	43,720		176,192
Amcor, ADR	5,596		268,216
Anglo American, ADR	17,423	[b]	88,335
ArcelorMittal (NY Shares)	19,355	[b]	113,227
Asahi Kasei, ADR	10,985		183,889
BASF, ADR	8,746		709,432
BHP Billiton, ADR	3,045		78,531
BHP Billiton, ADR	9,704		291,120
Boral, ADR	14,021		280,420
Glencore, ADR	46,136	[b]	208,765
James Hardie Industries, ADR	21,020		343,257
Johnson Matthey, ADR	2,292		204,057
Kobe Steel, ADR	5,450		24,907
Nippon Steel & Sumitomo Metal, ADR	10,082		213,839
Nitto Denko, ADR	6,620		226,106
Norsk Hydro, ADR	24,033		101,419
OJI Holdings, ADR	3,200		128,699
Rio Tinto, ADR	7,424		223,982
South32, ADR	17,139	[b]	122,115
Syngenta, ADR	4,295		374,739
Toray Industries, ADR	15,040		288,467
UPM-Kymmene, ADR	9,622		193,402
			5,549,128
Media - 1.3%
Pearson, ADR	10,733		121,927
Publicis Groupe, ADR	13,264		246,578
Sky, ADR	3,357		149,856
WPP, ADR	4,296		497,778
			1,016,139
Pharmaceuticals, Biotechnology & Life Sciences - 9.6%
AstraZeneca, ADR	18,886		619,650

69

STATEMENT OF INVESTMENTS (continued)

BNY Mellon International Appreciation Fund (continued)
Common Stocks - 98.6% (continued)	Shares		Value ($)
Pharmaceuticals, Biotechnology & Life Sciences - 9.6% (continued)
Bayer, ADR	6,780		724,985
CSL, ADR	1,100		44,622
Eisai, ADR	4,123		240,433
GlaxoSmithKline, ADR	19,040		827,478
Novartis, ADR	17,587		1,385,328
Novo Nordisk, ADR	17,675		825,776
Roche Holding, ADR	44,482		1,358,925
Sanofi, ADR	18,889		726,660
Shire, ADR	1,985		371,552
Teva Pharmaceutical Industries, ADR	7,100		357,769
			7,483,178
Real Estate - 3.9%
British Land, ADR	31,594		281,187
CapitaLand, ADR	60,796		273,904
Daiwa House Industry, ADR	9,610		247,217
Hysan Development, ADR	23,301		224,997
LendLease Group, ADR	31,316		323,651
Mitsubishi Estate, ADR	21,000		396,585
Sino Land, ADR	26,641		230,445
Sun Hung Kai Properties, ADR	21,037		296,411
Swire Pacific, Cl. A, ADR	22,906		254,257
Westfield, ADR	31,914		492,752
			3,021,406
Retailing - .9%
Hennes & Mauritz, ADR	53,006		320,951
Kingfisher, ADR	23,101		225,928
Marui Group, ADR	6,401		157,273
			704,152
Software & Services - 2.5%
Dassault Systemes, ADR	4,670		393,261
Fujitsu, ADR	6,602		166,172
NICE Systems, ADR	2,700		184,761
Sage Group, ADR	8,164		310,081
SAP, ADR	10,012		880,756
			1,935,031
Technology Hardware & Equipment - 2.9%
Canon, ADR	10,097		289,077
Ericsson, ADR	27,004		192,268
FUJIFILM Holdings, ADR	8,819		330,977
Hitachi, ADR	4,435		212,303
Kyocera, ADR	6,424		305,654
Nokia, ADR	58,630		332,432
Omron, ADR	6,660		225,041
Ricoh, ADR	15,155		137,001
TDK, ADR	3,571		256,398
			2,281,151
Telecommunication Services - 5.1%
BT Group, ADR	13,168		338,681
Deutsche Telekom, ADR	29,684		496,020

BNY Mellon International Appreciation Fund (continued)
Common Stocks - 98.6% (continued)	Shares		Value ($)
Telecommunication Services - 5.1% (continued)
KDDI, ADR	22,000		321,200
Nippon Telegraph & Telephone, ADR	7,682		338,623
Orange, ADR	20,002		301,430
Singapore Telecommunications, ADR	1,960		57,761
SoftBank Group, ADR	14,000		456,470
Swisscom, ADR	4,736		226,215
Telecom Italia, ADR	21,096	[b]	191,552
Telefonica, ADR	34,050		342,543
Telenor, ADR	7,588		131,652
Telstra, ADR	16,748		330,940
Vodafone Group, ADR	15,564		477,037
			4,010,124
Transportation - 1.2%
ANA Holdings, ADR	28,722		158,258
Deutsche Lufthansa, ADR	3,566		41,455
International Consolidated Airlines Group, ADR	3,062		77,009
MTR, ADR	7,662		416,813
Nippon Yusen, ADR	34,373		123,915
Ryanair Holdings, ADR	2,129		154,587
			972,037
Utilities - 3.6%
Centrica, ADR	10,470		127,996
CLP Holdings, ADR	18,613		190,597
E.ON, ADR	20,694		191,833
EDP - Energias de Portugal, ADR	3,830		128,535
Enel, ADR	75,507		328,078
Engie, ADR	7,886		126,413
Hong Kong & China Gas, ADR	92,782		174,430
Iberdrola, ADR	19,848		522,399
National Grid, ADR	5,744		399,151
RWE, ADR	4,530	[b]	74,020
SSE, ADR	7,960		156,334
United Utilities Group, ADR	8,447		216,032
Veolia Environnement, ADR	10,027		212,723
			2,848,541
Total Common Stocks (cost $102,942,467)			77,186,315
Short-Term Investments - .1%	Principal Amount ($)		Value ($)
U.S. Treasury Bills
0.22%, 9/15/16 (cost $49,996)	50,000	[c]	49,996

70

BNY Mellon International Appreciation Fund (continued)
Other Investment - .9%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $672,923)	672,923	[d]	672,923
Total Investments (cost $103,665,386)	99.6%		77,909,234
Cash and Receivables (Net)	.4%		346,297
Net Assets	100.0%		78,255,531

ADR—American Depository Receipt

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2016, these securities were valued at $554,207 or .71% of net assets.

b Non-income producing security.

c Held by or on behalf of a counterparty for open financial futures contracts.

d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Banks	11.1
Capital Goods	10.2
Pharmaceuticals, Biotechnology & Life Sciences	9.6
Food, Beverage & Tobacco	8.2
Materials	7.1
Insurance	5.2
Telecommunication Services	5.1
Energy	4.8
Automobiles & Components	4.4
Real Estate	3.9
Consumer Durables & Apparel	3.6
Utilities	3.6
Household & Personal Products	3.4
Commercial & Professional Services	2.9
Technology Hardware & Equipment	2.9
Software & Services	2.5
Diversified Financials	2.4
Health Care Equipment & Services	1.7
Consumer Services	1.6
Media	1.3
Transportation	1.2
Food & Staples Retailing	1.0
Short-Term/Money Market Investment	1.0
Retailing	.9
99.6

† Based on net assets.

See notes to financial statements.

71

STATEMENT OF INVESTMENTS (continued)

BNY Mellon International Equity Income Fund
Common Stocks - 98.1%	Shares	Value ($)
Australia - 7.4%
Australia & New Zealand Banking Group	323,225	6,534,558
Commonwealth Bank of Australia	89,240	4,816,189
Insurance Australia Group	601,629	2,513,984
Sydney Airport	584,134	3,195,971
Telstra	136,334	538,951
Westpac Banking	146,467	3,242,885
		20,842,538
Brazil - .5%
Cielo	136,494	1,419,805
Canada - 7.8%
BCE	42,800	1,999,661
CI Financial	68,800	1,346,726
Inter Pipeline	137,500	2,990,316
National Bank of Canada	93,000	3,268,545
Potash Corp of Saskatchewan	140,900	2,552,832
RioCan Real Estate Investment Trust	60,600	1,272,628
Royal Bank of Canada	28,600	1,778,068
Shaw Communications, Cl. B	78,800	1,576,120
TELUS	43,100	1,413,880
Toronto-Dominion Bank	68,600	3,061,211
TransCanada	20,100	911,504
		22,171,491
China - 4.5%
Bank of China, Cl. H	5,382,500	2,421,502
CNOOC	1,957,400	2,404,628
Industrial & Commercial Bank of China, Cl. H	4,942,000	3,140,690
Jiangsu Expressway, Cl. H	1,111,300	1,561,468
Zhejiang Expressway, Cl. H	2,802,700	3,125,130
		12,653,418
France - 5.5%
Klepierre	52,323	2,451,856
Renault	76,687	6,270,969
Total	66,254	3,159,351
Unibail-Rodamco	13,680	3,753,798
		15,635,974
Germany - 3.8%
HUGO BOSS	25,200	1,538,985
Muenchener Rueckversicherungs	18,523	3,348,190
ProSiebenSat.1 Media	139,367	5,994,413
		10,881,588
Hong Kong - 2.0%
China Power International Development	3,000,000	1,133,090
Link REIT	309,000	2,246,534
Power Assets Holdings	229,000	2,190,356
		5,569,980
Israel - 2.3%
Bezeq The Israeli Telecommunication Corporation	3,221,229	6,465,485
Italy - 2.9%
Eni	38,005	573,996

BNY Mellon International Equity Income Fund (continued)
Common Stocks - 98.1% (continued)	Shares	Value ($)
Italy - 2.9% (continued)
Intesa Sanpaolo	2,600,000	6,177,356
Snam	278,140	1,541,947
		8,293,299
Japan - 14.0%
Asahi Glass	227,000	1,443,638
Bridgestone	42,000	1,443,097
Canon	20,900	598,730
Daito Trust Construction	51,900	7,642,164
ITOCHU	442,200	5,218,443
JFE Holdings	57,300	889,696
Marubeni	548,800	2,735,381
Nippon Steel & Sumitomo Metal	183,200	3,888,341
Nissan Motor	64,200	629,807
NTT DOCOMO	58,600	1,474,274
Sumitomo	806,300	8,743,716
Takeda Pharmaceutical	112,400	4,953,791
		39,661,078
Macau - 2.7%
Sands China	1,931,500	7,593,989
Malaysia - 1.2%
British American Tobacco Malaysia	286,400	3,475,924
New Zealand - 2.6%
Auckland International Airport	738,100	4,016,739
Spark New Zealand	1,254,700	3,464,111
		7,480,850
Norway - .4%
Gjensidige Forsikring	69,295	1,190,017
Singapore - .5%
Ascendas Real Estate Investment Trust	734,500	1,320,801
South Africa - 2.1%
MMI Holdings	1,079,801	1,656,939
MTN Group	100,000	817,576
Redefine Properties	1,450,420	1,087,174
Vodacom Group	223,034	2,319,997
		5,881,686
South Korea - 2.9%
POSCO	39,465	8,176,157
Spain - 3.0%
Banco Santander	690,700	3,097,171
Red Electrica	250,000	5,383,435
		8,480,606
Sweden - 1.6%
Investor, Cl. B	51,004	1,799,304
Skanska, Cl. B	119,310	2,615,980
		4,415,284
Switzerland - 5.9%
Nestle	15,889	1,264,917
Novartis	79,436	6,251,178
Roche Holding	10,971	2,674,847
STMicroelectronics	487,173	3,642,522

72

BNY Mellon International Equity Income Fund (continued)
Common Stocks - 98.1% (continued)	Shares		Value ($)
Switzerland - 5.9% (continued)
Zurich Insurance Group	10,785	[a]	2,756,697
			16,590,161
Taiwan - 5.9%
Chicony Electronics	392,231		970,364
Compal Electronics	1,093,900		648,125
MediaTek	360,000		2,830,715
Novatek Microelectronics	660,000		2,256,819
Siliconware Precision Industries	3,807,000		5,681,015
Taiwan Mobile	390,000		1,370,448
Taiwan Semiconductor Manufacturing	420,000		2,329,620
Transcend Information	264,400		762,440
			16,849,546
Thailand - 2.2%
Charoen Pokphand Foods	6,584,600		6,182,187
Turkey - .5%
Petkim Petrokimya Holding	930,000		1,443,372
United Kingdom - 15.4%
AstraZeneca	56,940		3,670,485
BAE Systems	459,523		3,249,421
BP	714,051		4,012,218
British American Tobacco	130,712		8,110,176
GlaxoSmithKline	181,124		3,898,234
HSBC Holdings	238,773		1,769,328
Imperial Brands	82,355		4,318,736
Legal & General Group	959,709		2,650,280
National Grid	268,600		3,691,120
Persimmon	55,200		1,322,138
Royal Dutch Shell, Cl. A	107,745		2,632,327
SSE	161,452		3,188,631
Unilever	15,963		739,740
Vodafone Group	174,795		527,578
			43,780,412
United States - .5%
iShares MSCI EAFE ETF	25,000		1,458,750
Total Common Stocks (cost $266,144,240)			277,914,398
Other Investment - 1.2%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $3,566,489)	3,566,489	[b]	3,566,489
Total Investments (cost $269,710,729)	99.3%		281,480,887
Cash and Receivables (Net)	.7%		1,892,886
Net Assets	100.0%		283,373,773

ETF—Exchange-Traded Fund

REIT—Real Estate Investment Trust

a Non-income producing security.

b Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Financials	26.9
Consumer Discretionary	14.6
Consumer Staples	8.5
Telecommunications	7.8
Health Care	7.6
Information Technology	7.5
Industrials	6.8
Materials	6.0
Utilities	6.0
Energy	5.9
Money Market Investment	1.2
Exchange-Traded Funds	.5
99.3

† Based on net assets.

See notes to financial statements.

73

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Asset Allocation Fund
Bonds and Notes - 14.8%	Principal Amount ($)		Value ($)
Casinos - .0%
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes, 6.08%, 10/1/16	58,000	[a]	58,073
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes, 6.44%, 10/1/16	57,000	[a]	57,093
		115,166
Commercial Mortgage Pass-Through Ctfs. - .2%
UBS Commercial Mortgage Trust, Ser. 2012-C1, Cl. A3, 3.40%, 5/10/45	279,232		300,479
WFRBS Commercial Mortgage Trust, Ser. 2011-C5, Cl. A2, 2.68%, 11/15/44	38,271		38,274
WFRBS Commercial Mortgage Trust, Ser. 2013-C13, Cl. A4, 3.00%, 5/15/45	540,000		569,671
		908,424
Consumer Discretionary - .7%
21st Century Fox America, Gtd. Notes, 6.15%, 3/1/37	265,000		340,527
Amazon.com, Sr. Unscd. Notes, 2.50%, 11/29/22	435,000		449,481
Comcast, Gtd. Notes, 3.13%, 7/15/22	610,000		651,697
eBay, Sr. Unscd. Notes, 2.60%, 7/15/22	340,000		344,741
Hyundai Capital America, Sr. Unscd. Notes, 2.40%, 10/30/18	195,000	[a]	197,925
Scripps Networks Interactive, Sr. Unscd. Notes, 2.80%, 6/15/20	345,000		352,688
Time Warner, Gtd. Notes, 4.00%, 1/15/22	470,000		513,341
Volkswagen International Finance, Gtd. Notes, 1.60%, 11/20/17	165,000	[a]	164,972
		3,015,372
Consumer Staples - .3%
Anheuser-Busch InBev Finance, Gtd. Notes, 4.90%, 2/1/46	375,000		455,366
CVS Health, Sr. Unscd. Notes, 4.88%, 7/20/35	340,000		406,394
Kroger, Sr. Unscd. Notes, 2.60%, 2/1/21	235,000	[b]	242,348
PepsiCo, Sr. Unscd. Notes, 4.50%, 1/15/20	375,000		413,366
		1,517,474
Energy - .3%
Apache, Sr. Unscd. Notes, 3.25%, 4/15/22	265,000		271,271
BP Capital Markets, Gtd. Notes, 4.75%, 3/10/19	255,000		275,714
Enterprise Products Operating, Gtd. Notes, 2.55%, 10/15/19	200,000		204,971
Exxon Mobil, Sr. Unscd. Notes, 1.71%, 3/1/19	280,000		283,293
Petrobras Global Finance, Gtd. Notes, 6.13%, 10/6/16	185,000		185,833
Spectra Energy Partners, Sr. Unscd. Notes, 3.50%, 3/15/25	195,000		200,093
		1,421,175
Financials - 2.8%
AerCap Ireland Capital, Gtd. Notes, 3.95%, 2/1/22	170,000		176,800
Bank of America, Sr. Unscd. Notes, Ser. L, 2.60%, 1/15/19	645,000		659,625
Bank of America, Sub. Notes, Ser. L, 3.95%, 4/21/25	590,000		615,195
BlackRock, Sr. Unscd. Notes, 6.25%, 9/15/17	420,000		442,167
Boston Properties, Sr. Unscd. Notes, 4.13%, 5/15/21	480,000		524,487
Citigroup, Sr. Unscd. Bonds, 2.50%, 7/29/19	195,000		199,087
Citigroup, Sr. Unscd. Notes, 2.50%, 9/26/18	465,000		473,377
Citizens Financial Group, Sub. Notes, 4.15%, 9/28/22	545,000	[a]	564,105
CubeSmart, Gtd. Notes, 4.80%, 7/15/22	335,000		372,449
Ford Motor Credit, Sr. Unscd. Notes, 3.00%, 6/12/17	465,000		470,700

BNY Mellon Asset Allocation Fund (continued)
Bonds and Notes - 14.8% (continued)	Principal Amount ($)		Value ($)
Financials - 2.8% (continued)
GE Capital International Funding, Gtd. Notes, 2.34%, 11/15/20	410,000		422,154
General Electric, Sub. Notes, 5.30%, 2/11/21	142,000		163,515
General Motors Financial, Gtd. Notes, 3.20%, 7/6/21	285,000		289,756
Goldman Sachs Group, Sub. Notes, 6.75%, 10/1/37	530,000		681,901
HSBC Finance, Sub. Notes, 6.68%, 1/15/21	642,000		741,128
JPMorgan Chase & Co., Sub. Notes, 3.38%, 5/1/23	425,000		439,028
Kimco Realty, Sr. Unscd. Notes, 3.40%, 11/1/22	340,000		356,676
MetLife, Sr. Unscd. Notes, 7.72%, 2/15/19	345,000		396,660
Morgan Stanley, Sub. Notes, 4.88%, 11/1/22	735,000		815,757
NYSE Holdings, Gtd. Notes, 2.00%, 10/5/17	460,000		464,590
Rabobank Nederland, Gtd. Notes, 4.50%, 1/11/21	530,000		588,112
Royal Bank of Canada, Sr. Unscd. Bonds, 1.25%, 6/16/17	455,000		455,709
Societe Generale, Sub. Notes, 4.75%, 11/24/25	510,000	[a]	537,066
Tanger Properties, Sr. Unscd. Notes, 3.13%, 9/1/26	235,000		235,193
Total System Services, Sr. Unscd. Notes, 4.80%, 4/1/26	350,000		387,269
Toyota Motor Credit, Sr. Unscd. Bonds, 1.55%, 7/13/18	325,000		327,238
Wells Fargo & Co., Sr. Unscd Notes, 2.60%, 7/22/20	315,000		324,178
Wells Fargo & Co., Sub. Notes, 4.90%, 11/17/45	300,000		344,171
		12,468,093
Foreign/Governmental - .3%
Mexican Government, Sr. Unscd. Notes, 5.63%, 1/15/17	315,000	[b]	320,119
Petroleos Mexicanos, Gtd. Notes, 4.88%, 1/24/22	550,000		574,255
Province of Ontario Canada, Sr. Unscd. Bonds, 4.00%, 10/7/19	330,000		355,998
		1,250,372
Health Care - .3%
AbbVie, Sr. Unscd. Notes, 1.80%, 5/14/18	300,000		301,662
Amgen, Sr. Unscd. Notes, 5.65%, 6/15/42	535,000		664,016
Biogen, Sr. Unscd. Notes, 2.90%, 9/15/20	345,000	[b]	359,770
Celgene, Sr. Unscd. Notes, 2.88%, 8/15/20	265,000		275,283
		1,600,731
Industrials - .4%
ABB Finance USA, Gtd. Notes, 2.88%, 5/8/22	505,000		530,470
American Airlines, Bonds, 3.38%, 11/1/28	334,078		345,770
Burlington North Santa Fe., Sr. Unscd. Debs., 3.45%, 9/15/21	430,000		463,617
General Electric, Jr. Sub. Debs., Ser. D, 5.00%, 12/29/49	295,000	[c]	316,388
		1,656,245
Information Technology - 1.0%
Adobe Systems, Sr. Unscd. Notes, 3.25%, 2/1/25	305,000		321,972
Apple, Sr. Unscd. Notes, 4.38%, 5/13/45	300,000		337,339
Arrow Electronics, Sr. Unscd. Notes, 3.50%, 4/1/22	385,000		392,219
Diamond 1 Finance, Sr. Scd. Notes, 6.02%, 6/15/26	375,000	[a]	402,725
Fidelity National Information Services, Gtd. Notes, 3.88%, 6/5/24	465,000		498,496
Flextronics International, Gtd. Notes, 4.75%, 6/15/25	290,000		308,397
Intel, Sr. Unscd. Notes, 2.70%, 12/15/22	290,000		303,511
Intel, Sr. Unscd. Notes, 4.90%, 7/29/45	415,000		505,440
Lam Research, Sr. Unscd. Notes, 3.45%, 6/15/23	180,000		184,760

74

BNY Mellon Asset Allocation Fund (continued)
Bonds and Notes - 14.8% (continued)	Principal Amount ($)		Value ($)
Information Technology - 1.0% (continued)
Microsoft, Sr. Unscd. Notes, 3.75%, 2/12/45	440,000		459,932
Oracle, Sr. Unscd. Notes, 2.25%, 10/8/19	350,000		361,019
Oracle, Sr. Unscd. Notes, 2.50%, 5/15/22	220,000		225,754
Seagate HDD Cayman, Gtd. Bonds, 4.75%, 1/1/25	190,000		175,933
		4,477,497
Materials - .1%
Eastman Chemical, Sr. Unscd. Notes, 3.60%, 8/15/22	460,000		483,957
Municipal Bonds - 1.0%
California Earthquake Authority, Revenue, 2.81%, 7/1/19	350,000		358,957
California Educational Facilities Authority, Revenue (Stanford University), 5.00%, 10/1/32	375,000		522,773
Chicago, GO, 7.38%, 1/1/33	290,000		324,063
Florida Hurricane Catastrophe Fund Finance Corporation, Revenue Bonds, 3.00%, 7/1/20	900,000		940,167
New York City, GO (Build America Bonds), 6.25%, 6/1/35	345,000		399,144
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue (Build America Bonds), 6.28%, 6/15/42	530,000		618,367
Oakland Unified School District, GO (Build America Bonds), 9.50%, 8/1/34	180,000		218,450
South Carolina Public Service Authority, Revenue Obligations, 2.39%, 12/1/23	260,000		265,975
Texas Public Finance Authority, Windstorm Insurance Association Premium Revenue, 8.25%, 7/1/24	310,000		321,089
University of California Regents, Limited Project Revenue, 4.13%, 5/15/45	340,000		376,686
		4,345,671
Telecommunications - .4%
AT&T, Sr. Unscd. Notes, 4.45%, 5/15/21	525,000	[b]	578,485
Telefonica Emisiones, Gtd. Notes, 5.13%, 4/27/20	575,000		638,231
Verizon Communications, Sr. Unscd. Notes, 3.65%, 9/14/18	280,000		292,982
Verizon Communications, Sr. Unscd. Notes, 6.55%, 9/15/43	245,000		332,838
		1,842,536
U.S. Government Agencies - .1%
Federal National Mortgage Association, REMIC, Series 2014-28, Cl. ND, 3.00%, 3/25/40	359,847	[d]	372,904
U.S. Government Agencies/Mortgage-Backed - 4.2%
Federal Home Loan Mortgage Corp.:
3.00%, 9/1/27	75,915	d	78,845
3.50%, 12/1/28-6/1/46	1,076,893	d	1,132,636
4.00%, 6/1/26-11/1/33	585,196	d	628,257
4.50%, 12/1/40	924,933	d	1,029,454
5.00%, 7/1/40	279,673	d	309,020
Federal National Mortgage Association:
2.50%, 11/1/30	916,294	d	947,436
3.00%, 3/1/31-8/1/46	4,237,441	d	4,414,412
3.50%, 9/1/26-5/1/46	3,663,837	d	3,868,995
4.00%, 8/1/27-7/1/46	2,488,599	d	2,667,684
4.50%, 8/1/44	566,132	d	619,709
5.00%, 11/1/43	94,134	d	105,318

BNY Mellon Asset Allocation Fund (continued)
Bonds and Notes - 14.8% (continued)	Principal Amount ($)		Value ($)
U.S. Government Agencies/Mortgage-Backed - 4.2% (continued)
Government National Mortgage Association II:
3.00%, 7/20/46	830,000		870,412
3.50%, 4/20/46	529,026		561,998
4.00%, 6/20/46	1,110,844		1,191,670
5.00%, 11/20/45	292,170		316,589
		18,742,435
U.S. Government Securities - 2.6%
U.S. Treasury Bonds, 3.00%, 5/15/45	710,000		826,568
U.S. Treasury Bonds, 2.88%, 8/15/45	320,000		363,950
U.S. Treasury Bonds, 2.50%, 5/15/46	1,120,000		1,185,232
U.S. Treasury Inflation Protected Securities, Notes, 1.38%, 1/15/20	456,957	[e]	481,371
U.S. Treasury Inflation Protected Securities, Notes, 0.13%, 4/15/20	313,897	[e]	316,870
U.S. Treasury Inflation Protected Securities, Notes, 0.63%, 7/15/21	957,059	[e]	993,652
U.S. Treasury Inflation Protected Securities, Notes, 0.38%, 7/15/25	655,520	[e]	670,244
U.S. Treasury Notes, 0.63%, 9/30/17	1,175,000	[b]	1,173,967
U.S. Treasury Notes, 0.75%, 10/31/17	875,000	[b]	875,376
U.S. Treasury Notes, 0.88%, 11/30/17	185,000		185,351
U.S. Treasury Notes, 2.63%, 1/31/18	2,880,000		2,955,263
U.S. Treasury Notes, 1.13%, 1/15/19	1,455,000		1,463,611
U.S. Treasury Notes, 1.13%, 2/28/21	420,000		419,221
		11,910,676
Utilities - .1%
Consumers Energy, Scd. Notes, 3.25%, 8/15/46	180,000		181,554
Exelon, Sr. Unscd. Notes, 3.40%, 4/15/26	280,000	[b]	295,345
		476,899
Total Bonds and Notes (cost $64,145,594)	66,605,627
Common Stocks - 21.1%	Shares		Value ($)
Consumer Discretionary - 2.8%
Amazon.com	1,320	[f]	1,015,291
Brunswick	3,245		149,238
Carnival	15,620		746,636
CBS, Cl. B	15,605		796,323
D.R. Horton	4,810		154,209
Darden Restaurants	12,255		755,398
eBay	33,575	[f]	1,079,772
Home Depot	12,360		1,657,723
Lowe's	8,115		621,284
Marriott International, Cl. A	10,425		743,615
Nordstrom	3,250		163,995
Royal Caribbean Cruises	5,745		408,527
Sirius XM Holdings	55,655	[f]	230,412
Target	12,385		869,303
Time Warner	11,585		908,380
Twenty-First Century Fox, Cl. A	8,665		212,639
Visteon	10,935		773,105
Walt Disney	14,805		1,398,480
		12,684,330
Consumer Staples - 2.5%
Altria Group	22,860		1,510,817
ConAgra Foods	17,855		832,222
CVS Health	15,045		1,405,203
Estee Lauder, Cl. A	9,875		881,146
J.M. Smucker	5,245		743,689
Kimberly-Clark	1,105		141,506
Kroger	6,745		215,773
Mondelez International, Cl. A	25,280		1,138,106
PepsiCo	15,130		1,615,127
Procter & Gamble	4,200		366,702
Walgreens Boots Alliance	10,640		858,754
Wal-Mart Stores	19,255		1,375,577
		11,084,622

75

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Asset Allocation Fund (continued)
Common Stocks - 21.1% (continued)	Shares		Value ($)
Energy - 1.1%
Chevron	5,405		543,635
Exxon Mobil	29,530		2,573,244
Hess	3,230		175,389
HollyFrontier	4,005		103,649
Phillips 66	2,445		191,810
Tesoro	6,630		500,035
Valero Energy	15,180		840,213
		4,927,975
Exchange-Traded Funds - .0%
SPDR S&P 500 ETF Trust	25		5,435
Financials - 3.5%
Affiliated Managers Group	3,880	[f]	551,154
American Express	15,575		1,021,408
Ameriprise Financial	8,160		824,813
Bank of America	104,610		1,688,405
Berkshire Hathaway, Cl. B	3,165	[f]	476,301
Citigroup	31,570		1,507,152
Discover Financial Services	14,705		882,300
Equity Residential	12,260	[g]	795,306
General Growth Properties	30,780	[g]	896,929
JPMorgan Chase & Co.	29,642		2,000,835
Moody's	2,160		234,770
Prudential Financial	11,225		891,041
Public Storage	4,215	[g]	943,907
Simon Property Group	990	[g]	213,315
T. Rowe Price Group	10,120		703,745
Travelers	8,590		1,019,719
Wells Fargo & Co.	23,255		1,181,354
		15,832,454
Health Care - 3.5%
Abbott Laboratories	22,205		933,054
Agilent Technologies	13,040		612,619
Amgen	9,110		1,549,247
Anthem	3,850		481,558
Baxter International	18,855		881,094
Charles River Laboratories International	2,430	[f]	202,200
Cigna	3,770		483,540
Express Scripts Holding	12,300	[f]	894,210
Gilead Sciences	15,160		1,188,241
HCA Holdings	8,655	[f]	653,885
Hologic	23,040	[f]	885,197
Johnson & Johnson	19,770		2,359,352
Merck & Co.	27,805		1,745,876
Mylan	9,190	[f]	389,288
Pfizer	55,895		1,945,146
Quintiles Transnational Holdings	2,420	[f]	187,066
Thermo Fisher Scientific	1,095		166,648
		15,558,221
Industrials - 1.8%
3M	4,070		729,507
Boeing	8,265		1,069,904
BWX Technologies	4,025		156,210
Delta Air Lines	18,860		693,105
General Electric	60,470		1,889,083
HD Supply Holdings	12,380	[f]	447,042
Honeywell International	2,580		301,112
Illinois Tool Works	2,755		327,432
Lennox International	1,480		238,384
Owens Corning	14,410		791,397
Southwest Airlines	23,675		873,134
Spirit AeroSystems Holdings, Cl. A	13,565	[f]	621,548
		8,137,858
Information Technology - 3.8%
Activision Blizzard	23,265		962,473
Alphabet, Cl. A	2,205	[f]	1,741,619
Alphabet, Cl. C	2,205	[f]	1,691,345
Apple	26,995		2,864,169
Applied Materials	27,205		811,797
Cisco Systems	21,290		669,358
Citrix Systems	10,585	[f]	923,012

BNY Mellon Asset Allocation Fund (continued)
Common Stocks - 21.1% (continued)	Shares		Value ($)
Information Technology - 3.8% (continued)
Facebook, Cl. A	4,060	[f]	512,047
HP	13,865		199,240
Intel	12,960		465,134
International Business Machines	9,255		1,470,434
Microsoft	23,630		1,357,780
Motorola Solutions	10,640		819,174
Nuance Communications	28,840	[f]	420,487
Red Hat	6,585	[f]	480,573
Texas Instruments	15,290		1,063,267
VeriSign	7,335	[f]	546,091
		16,998,000
Materials - .6%
Air Products & Chemicals	1,210		188,300
Celanese, Ser. A	10,640		685,535
Crown Holdings	3,370	[f]	182,755
Dow Chemical	7,265		389,695
LyondellBasell Industries, Cl. A	2,425		191,308
Nucor	4,130		200,346
Reliance Steel & Aluminum	12,295		886,224
		2,724,163
Telecommunications - .9%
AT&T	31,885		1,303,459
CenturyLink	25,165		699,587
Verizon Communications	35,590		1,862,425
		3,865,471
Utilities - .6%
Duke Energy	10,455		832,845
FirstEnergy	24,580		804,503
Great Plains Energy	23,685		643,285
NiSource	5,765		138,014
PPL	13,185		458,574
		2,877,221
Total Common Stocks (cost $80,161,501)	94,695,750
Other Investments - 64.7%
Registered Investment Companies:
ASG Global Alternatives Fund, Cl. Y	922,201	[f]	9,037,568
ASG Managed Futures Strategy Fund, Cl. Y	1,032,091		11,043,379
BNY Mellon Corporate Bond Fund, Cl. M	932,745	[h]	12,190,973
BNY Mellon Emerging Markets Fund, Cl. M	1,117,557	[h]	10,013,307
BNY Mellon Focused Equity Opportunities Fund, Cl. M	2,178,684	[h]	31,874,148
BNY Mellon Income Stock Fund, Cl. M	1,503,901	[h]	13,114,016
BNY Mellon Intermediate Bond Fund, Cl. M	1,879,667	[h]	23,946,952
BNY Mellon International Fund, Cl. M	995,434	[h]	11,168,773
BNY Mellon Mid Cap Multi-Strategy Fund, Cl. M	2,434,605	[h]	36,592,119
BNY Mellon Small/Mid Cap Fund, Cl. M	676,730	[h]	8,418,520
Dreyfus Floating Rate Income Fund, Cl. Y	831,191	[h]	9,999,226
Dreyfus Global Real Estate Securities Fund, Cl. Y	879,075	[h]	8,465,494
Dreyfus High Yield Fund, Cl. I	2,222,225	[h]	13,755,572
Dreyfus Institutional Preferred Government Plus Money Market Fund	15,993,029	[i]	15,993,029
Dreyfus International Small Cap Fund, Cl. Y	728,097	[h]	9,610,881
Dreyfus Research Growth Fund, Cl. Y	551,540	[h]	7,947,699
Dreyfus Select Managers Small Cap Growth Fund, Cl. Y	677,347	[f,h]	15,125,168
Dreyfus Select Managers Small Cap Value Fund, Cl. Y	618,910	[h]	13,195,172
Dreyfus U.S. Equity Fund, Cl. Y	149,408	[h]	2,731,184
Dreyfus/Newton International Equity Fund, Cl. Y	593,730	[h]	10,995,886
Dynamic Total Return Fund, Cl. Y	486,666	[f,h]	7,733,123
Global Stock Fund, Cl. Y	425,272	[h]	7,718,686
Total Other Investments (cost $267,255,488)	290,670,875

76

BNY Mellon Asset Allocation Fund (continued)
Investment of Cash Collateral for Securities Loaned - .3%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund, Institutional Shares (cost $1,417,190)	1,417,190	[i] 1,417,190
Total Investments (cost $412,979,773)	100.9%	453,389,442
Liabilities, Less Cash and Receivables	(0.9%)	(3,859,454)
Net Assets	100.0%	449,529,988

ETF—Exchange-Traded Fund

GO—General Obligation

REMIC—Real Estate Mortgage Investment Conduit

SPDR—Standard & Poor's Depository Receipt

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2016, these securities were valued at $1,981,959 or .44% of net assets.

b Security, or portion thereof, on loan. At August 31, 2016, the value of the fund’s securities on loan was $3,421,271 and the value of the collateral held by the fund was $3,514,575, consisting of cash collateral of $1,417,190 and U.S. Government & Agency securities valued at $2,097,385.

c Variable rate security—rate shown is the interest rate in effect at period end.

d The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

f Non-income producing security.

g Investment in real estate investment trust.

h Investment in affiliated mutual fund.

i Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Mutual Funds: Domestic	46.2
Common Stocks	21.1
Mutual Funds: Foreign	14.9
U.S. Government Agencies/Mortgage-Backed	6.9
Corporate Bonds	6.4
Money Market Investments	3.9
Municipal Bonds	1.0
Foreign/Governmental	.3
Commercial Mortgage-Backed	.2
Exchange-Traded Funds	.0
100.9

† Based on net assets.

See notes to financial statements.

77

STATEMENT OF OPTIONS WRITTEN

August 31, 2016

BNY Mellon Income Stock Fund	Number of Contracts	Value ($)
Call Options:
Cisco Systems
November 2016 @ $32	1,779	(133,425)
Total Options Written (premiums received $76,495)		(133,425)

See notes to financial statements.

78

STATEMENT OF FINANCIAL FUTURES

August 31, 2016

BNY Mellon International Appreciation Fund	Contracts	Market Value Covered by Contracts ($)	Expiration	Unrealized Appreciation ($)

Financial Futures Long
MSCI EAFE Index	10	843,800	September 2016	5,754
Gross Unrealized Appreciation				5,754

See notes to financial statements.

79

STATEMENTS OF ASSETS AND LIABILITIES

August 31, 2016

	BNY Mellon Large Cap Stock Fund	BNY Mellon Large Cap Market Opportunities Fund	BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	BNY Mellon Income Stock Fund
Assets ($):
Investments in securities—See Statements of Investments† (including securities on loan)††—Note 1(c):
Unaffiliated issuers	336,198,813	40,223,232	233,674,596	1,056,196,527
Affiliated issuers	6,223,047	43,764,667	117,034,351	38,468,816
Cash	-	10,000	1,077	-
Dividends receivable	979,406	101,195	576,999	3,014,545
Receivable for shares of Beneficial Interest subscribed	18,888	-	214,436	212,242
Securities lending receivable	3,872	77	3,727	-
Receivable for investment securities sold	-	294,035	1,994,429	9,160,343
Prepaid expenses	23,368	19,881	24,101	71,965
	343,447,394	84,413,087	353,523,716	1,107,124,438
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)	221,255	52,409	175,483	642,070
Due to Administrator—Note 3(a)	36,216	4,361	24,949	113,790
Cash overdraft due to Custodian	416,170	-	-	1,471,103
Liability for securities on loan—Note 1(c)	4,718,547	173,853	2,232,376	-
Payable for shares of Beneficial Interest redeemed	102,560	49,509	98,065	1,179,359
Interest payable—Note 2	51	-	-	-
Payable for investment securities purchased	-	-	-	18,781,614
Outstanding options written, at value†††	-	-	-	133,425
Accrued expenses	38,635	37,660	44,143	69,271
	5,533,434	317,792	2,575,016	22,390,632
Net Assets ($)	337,913,960	84,095,295	350,948,700	1,084,733,806
Composition of Net Assets ($):
Paid-in capital	269,806,144	60,124,764	238,199,747	892,279,577
Accumulated undistributed investment income—net	17,929	703,655	3,174,531	426,403
Accumulated net realized gain (loss) on investments	9,326,752	9,097,264	13,423,691	18,453,165
Accumulated net unrealized appreciation (depreciation) on investments	58,763,135	14,169,612	96,150,731	173,631,591
Accumulated net unrealized appreciation (depreciation) on options transactions	-	-	-	(56,930)
Net Assets ($)	337,913,960	84,095,295	350,948,700	1,084,733,806
† Investments at cost ($)
Unaffiliated issuers	277,435,678	29,852,406	144,662,613	882,564,936
Affiliated issuers	6,223,047	39,965,881	109,895,603	38,468,816
†† Value of securities on loan ($)	6,977,580	665,048	6,337,042	-
††† Outstanding options premiums received ($) —See Statement of Options Written—Note 4	-	-	-	76,495
Net Asset Value Per Share
Class M
Net Assets ($)	328,113,186	83,425,439	344,867,205	1,068,292,338
Shares Outstanding	57,896,796	6,901,394	23,023,676	122,447,988
Net Asset Value Per Share ($)	5.67	12.09	14.98	8.72
Investor Shares
Net Assets ($)	9,800,774	669,856	6,081,495	16,094,394
Shares Outstanding	1,728,309	55,076	397,938	1,826,810
Net Asset Value Per Share ($)	5.67	12.16	15.28	8.81

80

	BNY Mellon Large Cap Stock Fund	BNY Mellon Large Cap Market Opportunities Fund	BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	BNY Mellon Income Stock Fund
Net Asset Value Per Share (continued)
Class A
Net Assets ($)	-	-	-	315,997
Shares Outstanding	-	-	-	36,231
Net Asset Value Per Share ($)	-	-	-	8.72
Class C
Net Assets ($)	-	-	-	10,359
Shares Outstanding	-	-	-	1,188
Net Asset Value Per Share ($)	-	-	-	8.72
Class I
Net Assets ($)	-	-	-	10,359
Shares Outstanding	-	-	-	1,188
Net Asset Value Per Share ($)	-	-	-	8.72
Class Y
Net Assets ($)	-	-	-	10,359
Shares Outstanding	-	-	-	1,188
Net Asset Value Per Share ($)	-	-	-	8.72

See notes to financial statements.

81

STATEMENTS OF ASSETS AND LIABILITIES (continued)

	BNY Mellon Mid Cap Multi-Strategy Fund	BNY Mellon Small Cap Multi-Strategy Fund	BNY Mellon Focused Equity Opportunities Fund	BNY Mellon Small/Mid Cap Multi-Strategy Fund
Assets ($):
Investments in securities—See Statements of Investments† (including securities on loan)††—Note 1(c):
Unaffiliated issuers	2,468,028,242	398,501,658	437,264,539	295,726,736
Affiliated issuers	81,029,574	42,424,785	-	21,016,038
Cash	632,948	99,460	88,521	10,000
Receivable for shares of Beneficial Interest subscribed	347,950	63,312	35,000	72,079
Dividends receivable	2,539,762	190,583	919,915	232,446
Securities lending receivable	20,886	30,099	21	17,728
Receivable for investment securities sold	10,174,825	2,343,324	2,184,650	3,367,787
Prepaid expenses	37,688	22,957	25,394	25,836
	2,562,811,875	443,676,178	440,518,040	320,468,650
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)	1,696,275	360,181	292,403	252,666
Due to Administrator—Note 3(a)	262,795	42,620	46,557	32,128
Payable for shares of Beneficial Interest redeemed	986,156	44,040	50,734	84,784
Liability for securities on loan—Note 1(c)	54,977,193	35,676,403	-	16,425,833
Payable for investment securities purchased	11,543,676	3,324,291	-	1,366,593
Note payable—Note 2	-	-	1,700,000	-
Interest payable—Note 2	-	-	122	-
Accrued expenses	111,362	53,494	50,671	52,516
	69,577,457	39,501,029	2,140,487	18,214,520
Net Assets ($)	2,493,234,418	404,175,149	438,377,553	302,254,130
Composition of Net Assets ($):
Paid-in capital	1,932,378,537	354,667,546	331,785,085	273,459,010
Accumulated undistributed (distributions in excess of) investment income—net	12,297,344	(155,182)	4,002,749	(54,449)
Accumulated net realized gain (loss) on investments	(6,264,331)	(6,227,415)	12,140,073	(6,825,181)
Accumulated net unrealized appreciation (depreciation) on investments	554,822,868	55,890,200	90,449,646	35,674,750
Net Assets ($)	2,493,234,418	404,175,149	438,377,553	302,254,130
† Investments at cost ($)
Unaffiliated issuers	1,913,205,374	342,611,458	346,814,893	260,051,986
Affiliated issuers	81,029,574	42,424,785	-	21,016,038
†† Value of securities on loan ($)	149,291,262	45,203,668	-	30,174,058
Net Asset Value Per Share
Class M
Net Assets ($)	2,433,012,365	389,889,701	434,171,463	300,556,980
Shares Outstanding	161,907,891	23,332,474	29,680,927	24,168,000
Net Asset Value Per Share ($)	15.03	16.71	14.63	12.44
Investor Shares
Net Assets ($)	60,222,053	14,285,448	4,206,090	1,697,150
Shares Outstanding	4,072,069	888,749	289,930	137,902
Net Asset Value Per Share ($)	14.79	16.07	14.51	12.31

See notes to financial statements.

82

	BNY Mellon International Fund	BNY Mellon Emerging Markets Fund	BNY Mellon International Appreciation Fund	BNY Mellon International Equity Income Fund	BNY Mellon Asset Allocation Fund
Assets ($):
Investments in securities—See Statements of Investments† (including securities on loan)††—Note 1(c):
Unaffiliated issuers	1,010,779,060	700,198,067	77,236,311	277,914,398	181,382,324
Affiliated issuers	6,769,193	2,740,735	672,923	3,566,489	272,007,118
Cash	262,441	222,773	-	457,327	-
Cash denominated in foreign currency†††	1,118,323	3,767,780	-	635,064	-
Dividends receivable	4,278,249	932,203	240,612	1,234,501	272,706
Receivable for investment securities sold	2,813,325	4,609,421	-	-	3,648,108
Receivable for shares of Beneficial Interest subscribed	69,142	165,404	-	32,800	45,000
Unrealized appreciation on forward foreign currency exchange contracts—Note 4	14,871	-	-	-	-
Interest receivable	-	-	-	685	419,050
Securities lending receivable	-	-	-	-	229
Prepaid expenses and other assets	42,252	26,939	235,405	14,171	26,053
	1,026,146,856	712,663,322	78,385,251	283,855,435	457,800,588
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)	869,818	1,172,988	45,806	283,841	111,594
Due to Administrator—Note 3(a)	108,575	74,848	8,276	30,133	17,042
Cash overdraft due to Custodian	-	-	9,074	-	351,365
Payable for investment securities purchased	4,746,362	5,749,664	-	-	5,002,064
Payable for shares of Beneficial Interest redeemed	1,051,062	690,654	-	117,653	1,309,150
Unrealized depreciation on forward foreign currency exchange contracts—Note 4	325	-	-	-	-
Liability for securities on loan—Note 1(c)	-	-	-	-	1,417,190
Payable for futures variation margin—Note 4	-	-	1,850	-	-
Accrued expenses	65,903	60,912	64,714	50,035	62,195
	6,842,045	7,749,066	129,720	481,662	8,270,600
Net Assets ($)	1,019,304,811	704,914,256	78,255,531	283,373,773	449,529,988
Composition of Net Assets ($):
Paid-in capital	1,712,788,953	1,065,524,068	147,762,275	321,930,397	405,800,825
Accumulated undistributed investment income—net	16,013,632	5,002,369	1,572,619	2,689,974	429,889
Accumulated net realized gain (loss) on investments	(668,694,924)	(494,821,625)	(45,328,965)	(53,004,811)	2,889,605
Accumulated net unrealized appreciation (depreciation) on investments	(40,670,594)	129,245,471	(25,756,152)	11,770,158	40,409,669
Accumulated net unrealized appreciation (depreciation) on foreign currency transactions	(132,256)	(36,027)	-	(11,945)	-
Accumulated net unrealized appreciation (depreciation) on financial futures	-	-	5,754	-	-
Net Assets ($)	1,019,304,811	704,914,256	78,255,531	283,373,773	449,529,988
† Investments at cost ($)
Unaffiliated issuers	1,051,449,654	570,952,596	102,992,463	266,144,240	165,329,065
Affiliated issuers	6,769,193	2,740,735	672,923	3,566,489	247,650,708
†† Value of securities on loan ($)	-	-	-	-	3,421,271
††† Cash denominated in foreign currency (cost) ($)	1,124,738	3,784,319	-	635,750	-
Net Asset Value Per Share
Class M
Net Assets ($)	1,007,752,293	693,651,677	73,895,813	282,608,852	444,399,371
Shares Outstanding	89,838,492	77,382,650	6,061,900	22,883,538	39,313,950
Net Asset Value Per Share ($)	11.22	8.96	12.19	12.35	11.30
Investor Shares
Net Assets ($)	11,552,518	11,262,579	4,359,718	764,921	5,130,617
Shares Outstanding	969,049	1,223,998	361,964	61,318	450,743
Net Asset Value Per Share ($)	11.92	9.20	12.04	12.47	11.38

See notes to financial statements.

83

STATEMENTS OF OPERATIONS

Year Ended August 31, 2016

	BNY Mellon Large Cap Stock Fund	BNY Mellon Large Cap Market Opportunities Fund	BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	BNY Mellon Income Stock Fund
Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	8,056,836	839,885	4,901,140	34,161,585
Affiliated issuers	3,174	745,456	1,892,548	63,954
Income from securities lending—Note 1(c)	32,360	1,528	22,941	32,509
Total Income	8,092,370	1,586,869	6,816,629	34,258,048
Expenses:
Investment advisory fee—Note 3(a)	2,325,799	436,783	1,920,376	6,651,989
Administration fee—Note 3(a)	448,259	64,013	309,916	1,282,041
Custodian fees—Note 3(b)	51,524	21,183	20,152	77,840
Professional fees	36,889	33,469	36,315	42,639
Registration fees	31,551	29,626	30,332	50,674
Trustees’ fees and expenses—Note 3(c)	25,662	8,729	28,693	69,314
Shareholder servicing costs—Note 3(b)	24,733	1,956	9,945	36,151
Prospectus and shareholders’ reports	7,428	6,244	7,211	10,550
Loan commitment fees—Note 2	5,603	1,838	7,156	15,816
Interest expense—Note 2	1,086	555	401	4,895
Distribution fees—Note 3(b)	-	-	-	19
Miscellaneous	18,345	23,534	25,724	38,766
Total Expenses	2,976,879	627,930	2,396,221	8,280,694
Less—reduction in fees due to earnings credits—Note 3(b)	(32)	(5)	(10)	(49)
Net Expenses	2,976,847	627,925	2,396,211	8,280,645
Investment Income—Net	5,115,523	958,944	4,420,418	25,977,403
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments:
Unaffiliated issuers	10,190,516	3,114,008	2,118,422	31,009,585
Affiliated issuers	-	1,039,679	39,659	-
Net realized gain (loss) on options transactions	-	-	-	1,380,923
Capital gain distributions from affiliated issuers	-	5,341,051	12,252,454	-
Net Realized Gain (Loss)	10,190,516	9,494,738	14,410,535	32,390,508
Net unrealized appreciation (depreciation) on investments:
Unaffiliated issuers	12,033,907	952,958	18,255,592	85,669,374
Affiliated issuers	-	(1,990,805)	(1,854,181)	-
Net unrealized appreciation (depreciation) on options transactions	-	-	-	(190,902)
Net Unrealized Appreciation (Depreciation)	12,033,907	(1,037,847)	16,401,411	85,478,472
Net Realized and Unrealized Gain (Loss) on Investments	22,224,423	8,456,891	30,811,946	117,868,980
Net Increase in Net Assets Resulting from Operations	27,339,946	9,415,835	35,232,364	143,846,383

See notes to financial statements.

84

	BNY Mellon Mid Cap Multi-Strategy Fund		BNY Mellon Small Cap Multi-Strategy Fund		BNY Mellon Focused Equity Opportunities Fund	BNY Mellon Small/Mid Cap Multi-Strategy Fund
Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	34,294,487	†	3,769,238	†	8,191,967	3,038,251	†
Affiliated issuers	86,620		13,549		1,553	14,775
Income from securities lending—Note 1(c)	548,155		275,538		10,944	133,174
Total Income	34,929,262		4,058,325		8,204,464	3,186,200
Expenses:
Investment advisory fee—Note 3(a)	17,489,405		3,167,343		3,370,728	2,256,473
Administration fee—Note 3(a)	2,921,539		466,819		603,260	376,919
Custodian fees—Note 3(b)	182,932		122,919		47,627	110,585
Trustees’ fees and expenses—Note 3(c)	174,227		26,719		36,180	20,712
Shareholder servicing costs—Note 3(b)	143,628		33,076		15,680	4,031
Registration fees	69,673		31,947		34,205	36,222
Professional fees	48,362		33,170		41,538	36,050
Loan commitment fees—Note 2	34,532		5,950		7,706	3,895
Prospectus and shareholders’ reports	26,494		16,179		6,848	10,418
Interest expense—Note 2	-		-		11,755	-
Miscellaneous	49,277		24,169		23,950	20,747
Total Expenses	21,140,069		3,928,291		4,199,477	2,876,052
Less—reduction in fees due to earnings credits—Note 3(b)	(466)		(200)		(22)	(40)
Net Expenses	21,139,603		3,928,091		4,199,455	2,876,012
Investment Income—Net	13,789,659		130,234		4,005,009	310,188
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(2,304,821)		(1,214,105)		12,719,051	(4,171,001)
Net unrealized appreciation (depreciation) on investments	171,394,229		19,086,467		26,296,923	16,107,868
Net Realized and Unrealized Gain (Loss) on Investments	169,089,408		17,872,362		39,015,974	11,936,867
Net Increase in Net Assets Resulting from Operations	182,879,067		18,002,596		43,020,983	12,247,055
† Net of foreign taxes withheld at source ($)	86,231		15,700		-	32,562

See notes to financial statements.

85

STATEMENTS OF OPERATIONS (continued)

	BNY Mellon International Fund		BNY Mellon Emerging Markets Fund		BNY Mellon International Appreciation Fund		BNY Mellon International Equity Income Fund		BNY Mellon Asset Allocation Fund
Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	27,460,493	†	19,715,658	†	2,724,200	†	10,155,249	†	2,263,126
Affiliated issuers	16,131		5,655		850		10,639		4,004,789
Interest	-		-		-		427		1,833,588
Income from securities lending—Note 1(c)	-		-		-		-		2,617
Total Income	27,476,624		19,721,313		2,725,050		10,166,315		8,104,120
Expenses:
Investment advisory fee—Note 3(a)	8,911,968		8,912,214		435,652		2,193,126		1,295,033
Administration fee—Note 3(a)	1,313,669		970,633		109,159		323,190		194,777
Custodian fees—Note 3(b)	338,912		984,526		13,114		157,491		18,310
Trustees’ fees and expenses—Note 3(c)	75,596		47,515		6,606		18,348		35,457
Professional fees	58,496		103,033		37,287		47,593		45,174
Registration fees	38,992		37,753		30,289		38,110		32,323
Shareholder servicing costs—Note 3(b)	29,934		30,193		11,509		3,467		15,863
Loan commitment fees—Note 2	15,140		13,831		1,377		3,874		9,006
Prospectus and shareholders’ reports	13,203		11,579		9,566		7,463		8,729
Interest expense—Note 2	4,631		36,216		63		1,152		449
ADR fees	-		-		116,743		-		-
Miscellaneous	61,631		53,082		37,942		35,673		50,531
Total Expenses	10,862,172		11,200,575		809,307		2,829,487		1,705,652
Less—reduction in expenses due to undertakings—Note 3(a)	-		-		-		-		(448,845)
Less—reduction in fees due to earnings credits—Note 3(b)	(46)		(54)		(79)		(12)		(12)
Net Expenses	10,862,126		11,200,521		809,228		2,829,475		1,256,795
Investment Income—Net	16,614,498		8,520,792		1,915,822		7,336,840		6,847,325
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions:
Unaffiliated issuers	(53,868,779)		(109,852,577)		(2,137,416)		(16,708,950)		(584,068)
Affiliated issuers	-		-		-		-		(4,215,297)
Net realized gain (loss) on financial futures	-		-		(130,759)		-		-
Net realized gain (loss) on forward foreign currency exchange contracts	174,887		(848,391)		-		528,671		-
Capital gain distributions from affiliated issuers	-		-		-		-		9,276,031
Net Realized Gain (Loss)	(53,693,892)		(110,700,968)		(2,268,175)		(16,180,279)		4,476,666
Net unrealized appreciation (depreciation) on investments and foreign currency transactions:
Unaffiliated issuers	20,232,362		182,843,212		(827,718)		27,137,709		6,720,496
Affiliated issuers	-		-		-		-		4,439,387
Net unrealized appreciation (depreciation) on financial futures	-		-		70,239		-		-
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	14,546		24,140		-		-		-
Net Unrealized Appreciation (Depreciation)	20,246,908		182,867,352		(757,479)		27,137,709		11,159,883
Net Realized and Unrealized Gain (Loss) on Investments	(33,446,984)		72,166,384		(3,025,654)		10,957,430		15,636,549
Net Increase (Decrease) in Net Assets Resulting from Operations	(16,832,486)		80,687,176		(1,109,832)		18,294,270		22,483,874
† Net of foreign taxes withheld at source ($)	2,406,418		2,283,951		272,487		1,131,175		-

See notes to financial statements.

86

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon Large Cap Stock Fund		BNY Mellon Large Cap Market Opportunities Fund
	Year Ended August 31,		Year Ended August 31,
	2016	2015	2016	2015
Operations ($):
Investment income—net	5,115,523	6,017,527	958,944	1,273,743
Net realized gain (loss) on investments	10,190,516	38,116,732	9,494,738	24,846,923
Net unrealized appreciation (depreciation) on investments	12,033,907	(39,821,717)	(1,037,847)	(26,946,867)
Net Increase (Decrease) in Net Assets Resulting from Operations	27,339,946	4,312,542	9,415,835	(826,201)
Dividends to Shareholders from ($):
Investment income—net:
Class M	(5,038,864)	(5,612,113)	(993,839)	(2,735,909)
Investor Shares	(118,371)	(117,874)	(6,507)	(14,416)
Net realized gain on investments:
Class M	(35,063,742)	(75,452,399)	(20,163,560)	(28,126,074)
Investor Shares	(1,058,366)	(2,051,151)	(191,924)	(162,969)
Total Dividends	(41,279,343)	(83,233,537)	(21,355,830)	(31,039,368)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	72,557,074	105,014,504	9,388,484	8,895,486
Investor Shares	3,846,259	5,442,502	1,039,757	2,038,911
Dividends reinvested:
Class M	25,934,770	53,759,056	11,656,466	15,633,492
Investor Shares	1,037,543	1,999,029	73,976	87,402
Cost of shares redeemed:
Class M	(155,481,485)	(151,889,288)	(56,086,712)	(54,768,872)
Investor Shares	(4,424,986)	(8,137,824)	(1,412,753)	(1,484,859)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(56,530,825)	6,187,979	(35,340,782)	(29,598,440)
Total Increase (Decrease) in Net Assets	(70,470,222)	(72,733,016)	(47,280,777)	(61,464,009)
Net Assets ($):
Beginning of Period	408,384,182	481,117,198	131,376,072	192,840,081
End of Period	337,913,960	408,384,182	84,095,295	131,376,072
Undistributed investment income—net	17,929	80,641	703,655	398,322
Capital Share Transactions (Shares):
Class Ma
Shares sold	13,199,296	16,518,103	783,965	625,247
Shares issued for dividends reinvested	4,590,390	8,691,257	1,036,130	1,134,506
Shares redeemed	(27,226,111)	(23,419,675)	(4,747,498)	(3,785,593)
Net Increase (Decrease) in Shares Outstanding	(9,436,425)	1,789,685	(2,927,403)	(2,025,840)
Investor Shares[a]
Shares sold	673,728	827,889	85,223	140,670
Shares issued for dividends reinvested	183,641	322,892	6,524	6,302
Shares redeemed	(800,878)	(1,251,214)	(120,678)	(101,676)
Net Increase (Decrease) in Shares Outstanding	56,491	(100,433)	(28,931)	45,296

[a]

During the period ended August 31, 2016, 636,777 Class M shares representing $3,652,970 were exchanged for 636,737 Investor shares for BNY Mellon Large Cap Stock Fund and 85,779 Class M shares representing $1,039,758 were exchanged for 85,223 Investor shares for BNY Mellon Large Cap Market Opportunities Fund.

See notes to financial statements.

87

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund		BNY Mellon Income Stock Fund
	Year Ended August 31,		Year Ended August 31,
	2016	2015	2016	2015
Operations ($):
Investment income—net	4,420,418	4,530,865	25,977,403	25,272,272
Net realized gain (loss) on investments	14,410,535	33,707,479	32,390,508	104,385,390
Net unrealized appreciation (depreciation) on investments	16,401,411	(39,142,915)	85,478,472	(150,493,398)
Net Increase (Decrease) in Net Assets Resulting from Operations	35,232,364	(904,571)	143,846,383	(20,835,736)
Dividends to Shareholders from ($):
Investment income—net:
Class M	(3,971,525)	(7,192,207)	(25,629,571)	(24,976,110)
Investor Shares	(29,776)	(57,298)	(322,008)	(252,824)
Class A	-	-	(730)	-
Class C	-	-	(42)	-
Class I	-	-	(68)	-
Class Y	-	-	(68)	-
Net realized gain on investments:
Class M	(28,802,216)	(57,273,113)	(92,555,876)	(127,193,057)
Investor Shares	(294,305)	(523,700)	(1,309,191)	(1,400,716)
Total Dividends	(33,097,822)	(65,046,318)	(119,817,554)	(153,822,707)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	20,063,224	27,793,897	190,055,326	190,335,138
Investor Shares	3,813,536	1,939,911	12,965,028	17,969,397
Class A	-	-	309,740	-
Class C	-	-	10,000	-
Class I	-	-	10,000	-
Class Y	-	-	10,000	-
Dividends reinvested:
Class M	26,042,120	51,004,374	48,835,055	67,935,234
Investor Shares	190,229	283,387	1,256,712	1,295,717
Class A	-	-	668	-
Cost of shares redeemed:
Class M	(105,105,070)	(86,113,878)	(271,832,105)	(263,087,249)
Investor Shares	(2,281,014)	(1,220,805)	(12,889,914)	(16,349,432)
Class A	-	-	(593)	-
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(57,276,975)	(6,313,114)	(31,270,083)	(1,901,195)
Total Increase (Decrease) in Net Assets	(55,142,433)	(72,264,003)	(7,241,254)	(176,559,638)
Net Assets ($):
Beginning of Period	406,091,133	478,355,136	1,091,975,060	1,268,534,698
End of Period	350,948,700	406,091,133	1,084,733,806	1,091,975,060
Undistributed investment income—net	3,174,531	1,908,140	426,403	96,662

88

	BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund		BNY Mellon Income Stock Fund
	Year Ended August 31,		Year Ended August 31,
	2016	2015	2016	2015
Capital Share Transactions (Shares):
Class Ma
Shares sold	1,421,130	1,739,475	23,224,898	20,590,143
Shares issued for dividends reinvested	1,874,883	3,333,619	5,950,165	7,541,083
Shares redeemed	(7,597,018)	(5,463,558)	(32,488,848)	(28,572,270)
Net Increase (Decrease) in Shares Outstanding	(4,301,005)	(390,464)	(3,313,785)	(441,044)
Investor Shares[a]
Shares sold	263,036	119,413	1,541,996	1,915,659
Shares issued for dividends reinvested	13,406	18,154	151,361	142,375
Shares redeemed	(161,334)	(76,502)	(1,543,556)	(1,770,021)
Net Increase (Decrease) in Shares Outstanding	115,108	61,065	149,801	288,013
Class A
Shares sold	-	-	36,222	-
Shares issued for dividends reinvested	-	-	77	-
Shares redeemed	-	-	(68)	-
Net Increase (Decrease) in Shares Outstanding	-	-	36,231	-
Class C
Shares sold	-	-	1,188	-
Class I
Shares sold	-	-	1,188	-
Class Y
Shares sold	-	-	1,188	-

[a]

During the period ended August 31, 2016, 268,510 Class M shares representing $3,813,537 were exchanged for 263,036 Investor shares for BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund and 1,315,916 Class M shares representing $10,984,096 were exchanged for 1,303,790 Investor shares for BNY Mellon Income Stock Fund.

See notes to financial statements.

89

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Mid Cap Multi-Strategy Fund		BNY Mellon Small Cap Multi-Strategy Fund
	Year Ended August 31,		Year Ended August 31,
	2016	2015	2016	2015
Operations ($):
Investment income (loss)—net	13,789,659	6,192,726	130,234	(564,909)
Net realized gain (loss) on investments	(2,304,821)	124,765,996	(1,214,105)	11,968,154
Net unrealized appreciation (depreciation) on investments	171,394,229	(137,886,801)	19,086,467	(5,697,100)
Net Increase (Decrease) in Net Assets Resulting from Operations	182,879,067	(6,928,079)	18,002,596	5,706,145
Dividends to Shareholders from ($):
Investment income—net:
Class M	(2,822,168)	(5,222,092)	-	-
Investor Shares	-	(32,692)	-	-
Net realized gain on investments:
Class M	(99,762,868)	(112,802,264)	(13,981,459)	(15,772,731)
Investor Shares	(2,536,473)	(3,298,195)	(530,824)	(610,080)
Total Dividends	(105,121,509)	(121,355,243)	(14,512,283)	(16,382,811)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	577,209,414	540,918,730	67,461,797	64,280,798
Investor Shares	31,216,038	33,791,197	5,682,428	6,043,757
Dividends reinvested:
Class M	53,692,955	64,066,844	8,441,422	9,794,853
Investor Shares	2,166,218	2,748,036	418,602	481,674
Cost of shares redeemed:
Class M	(473,433,640)	(202,860,269)	(57,867,164)	(42,985,217)
Investor Shares	(31,887,118)	(28,388,662)	(4,625,390)	(4,863,891)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	158,963,867	410,275,876	19,511,695	32,751,974
Total Increase (Decrease) in Net Assets	236,721,425	281,992,554	23,002,008	22,075,308
Net Assets ($):
Beginning of Period	2,256,512,993	1,974,520,439	381,173,141	359,097,833
End of Period	2,493,234,418	2,256,512,993	404,175,149	381,173,141
Undistributed (distributions in excess of) investment income (loss)—net	12,297,344	3,299,275	(155,182)	(1,139,754)
Capital Share Transactions (Shares):
Class Ma
Shares sold	41,588,266	35,477,532	4,430,097	3,829,533
Shares issued for dividends reinvested	3,922,057	4,433,692	550,647	587,927
Shares redeemed	(33,628,797)	(13,275,294)	(3,780,833)	(2,522,982)
Net Increase (Decrease) in Shares Outstanding	11,881,526	26,635,930	1,199,911	1,894,478
Investor Shares[a]
Shares sold	2,230,885	2,233,290	378,301	367,558
Shares issued for dividends reinvested	160,579	192,574	28,322	29,880
Shares redeemed	(2,270,938)	(1,886,014)	(310,626)	(294,490)
Net Increase (Decrease) in Shares Outstanding	120,526	539,850	95,997	102,948

[a]

During the period ended August 31, 2016, 2,123,400 Class M shares representing $30,168,012 were exchanged for 2,155,326 Investor shares for BNY Mellon Mid Cap Multi-Strategy Fund and 292,734 Class M shares representing $4,524,411 were exchanged for 303,807 Investor shares for BNY Mellon Small Cap Multi-Strategy Fund.

See notes to financial statements.

90

	BNY Mellon Focused Equity Opportunities Fund		BNY Mellon Small/Mid Cap Multi-Strategy Fund
	Year Ended August 31,		Year Ended August 31,
	2016	2015	2016	2015
Operations ($):
Investment income (loss)—net	4,005,009	4,604,554	310,188	(307,715)
Net realized gain (loss) on investments	12,719,051	61,148,604	(4,171,001)	18,132,303
Net unrealized appreciation (depreciation) on investments	26,296,923	(86,397,807)	16,107,868	(11,767,489)
Net Increase (Decrease) in Net Assets Resulting from Operations	43,020,983	(20,644,649)	12,247,055	6,057,099
Dividends to Shareholders from ($):
Investment income—net:
Class M	(3,773,879)	(3,475,992)	(882,016)	-
Investor Shares	(44,480)	(30,274)	-	-
Net realized gain on investments:
Class M	(43,223,639)	(107,705,077)	(18,614,519)	(101,042,144)
Investor Shares	(741,578)	(1,250,725)	(99,692)	(621,220)
Total Dividends	(47,783,576)	(112,462,068)	(19,596,227)	(101,663,364)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	52,043,353	121,511,302	46,469,399	50,415,720
Investor Shares	5,906,819	14,081,498	4,776,272	2,509,601
Dividends reinvested:
Class M	27,138,539	64,142,086	13,917,271	67,444,832
Investor Shares	583,461	978,916	92,905	405,065
Cost of shares redeemed:
Class M	(202,413,999)	(166,854,155)	(92,311,040)	(94,347,846)
Investor Shares	(10,109,483)	(8,552,226)	(4,713,819)	(3,870,796)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(126,851,310)	25,307,421	(31,769,012)	22,556,576
Total Increase (Decrease) in Net Assets	(131,613,903)	(107,799,296)	(39,118,184)	(73,049,689)
Net Assets ($):
Beginning of Period	569,991,456	677,790,752	341,372,314	414,422,003
End of Period	438,377,553	569,991,456	302,254,130	341,372,314
Undistributed (distributions in excess of) investment income (loss)—net	4,002,749	3,816,099	(54,449)	(222,857)
Capital Share Transactions (Shares):
Class Ma
Shares sold	3,795,449	7,665,315	4,037,895	3,742,275
Shares issued for dividends reinvested	1,934,322	4,189,555	1,191,547	5,551,015
Shares redeemed	(14,333,540)	(10,418,965)	(7,782,695)	(6,798,439)
Net Increase (Decrease) in Shares Outstanding	(8,603,769)	1,435,905	(2,553,253)	2,494,851
Investor Shares[a]
Shares sold	422,614	874,215	412,467	179,466
Shares issued for dividends reinvested	41,855	64,318	8,023	33,615
Shares redeemed	(764,929)	(544,225)	(404,619)	(273,977)
Net Increase (Decrease) in Shares Outstanding	(300,460)	394,308	15,871	(60,896)

[a]

During the period ended August 31, 2016, 391,755 Class M shares representing $5,502,987 were exchanged for 394,747 Investor shares for BNY Mellon Focused Equity Opportunities Fund and 169,567 Class M shares representing $2,033,714 were exchanged for 171,228 Investor shares for BNY Mellon Small/Mid Cap Multi-Strategy Fund.

See notes to financial statements.

91

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon International Fund		BNY Mellon Emerging Markets Fund
	Year Ended August 31,		Year Ended August 31,
	2016	2015	2016	2015
Operations ($):
Investment income—net	16,614,498	14,574,755	8,520,792	15,299,699
Net realized gain (loss) on investments	(53,693,892)	(52,222,530)	(110,700,968)	(180,096,116)
Net unrealized appreciation (depreciation) on investments	20,246,908	(45,098,153)	182,867,352	(310,595,785)
Net Increase (Decrease) in Net Assets Resulting from Operations	(16,832,486)	(82,745,928)	80,687,176	(475,392,202)
Dividends to Shareholders from ($):
Investment income—net:
Class M	(14,863,929)	(14,400,687)	(7,819,971)	(22,289,722)
Investor Shares	(121,406)	(201,687)	(55,653)	(304,846)
Total Dividends	(14,985,335)	(14,602,374)	(7,875,624)	(22,594,568)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	380,266,326	351,929,668	147,194,029	198,022,883
Investor Shares	12,900,286	19,615,699	8,661,487	25,468,886
Dividends reinvested:
Class M	3,494,971	3,525,703	1,547,745	4,773,026
Investor Shares	95,702	127,975	49,972	214,050
Cost of shares redeemed:
Class M	(350,168,168)	(243,506,991)	(635,316,728)	(649,204,470)
Investor Shares	(15,143,480)	(13,737,139)	(15,682,704)	(24,902,599)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	31,445,637	117,954,915	(493,546,199)	(445,628,224)
Total Increase (Decrease) in Net Assets	(372,184)	20,606,613	(420,734,647)	(943,614,994)
Net Assets ($):
Beginning of Period	1,019,676,995	999,070,382	1,125,648,903	2,069,263,897
End of Period	1,019,304,811	1,019,676,995	704,914,256	1,125,648,903
Undistributed investment income—net	16,013,632	12,388,481	5,002,369	7,611,322
Capital Share Transactions (Shares):
Class Ma
Shares sold	34,356,918	29,375,912	18,947,324	20,908,039
Shares issued for dividends reinvested	309,563	313,954	198,429	522,785
Shares redeemed	(31,873,355)	(20,484,370)	(80,717,669)	(68,803,608)
Net Increase (Decrease) in Shares Outstanding	2,793,126	9,205,496	(61,571,916)	(47,372,784)
Investor Shares[a]
Shares sold	1,096,410	1,531,589	1,046,704	2,566,417
Shares issued for dividends reinvested	7,962	10,718	6,231	22,868
Shares redeemed	(1,280,320)	(1,060,377)	(1,914,124)	(2,544,094)
Net Increase (Decrease) in Shares Outstanding	(175,948)	481,930	(861,189)	45,191

[a]

During the period ended August 31, 2016, 1,092,642 Class M shares representing $12,065,116 were exchanged for 1,027,945 Investor shares for BNY Mellon International Fund and 1,029,819 Class M shares representing $8,297,400 were exchanged for 1,003,808 Investor shares for BNY Mellon Emerging Markets Fund.

See notes to financial statements.

92

	BNY Mellon International Appreciation Fund		BNY Mellon International Equity Income Fund
	Year Ended August 31,		Year Ended August 31,
	2016	2015	2016	2015
Operations ($):
Investment income—net	1,915,822	2,280,903	7,336,840	10,333,101
Net realized gain (loss) on investments	(2,268,175)	(754,919)	(16,180,279)	(32,817,099)
Net unrealized appreciation (depreciation) on investments	(757,479)	(9,908,606)	27,137,709	(35,106,636)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,109,832)	(8,382,622)	18,294,270	(57,590,634)
Dividends to Shareholders from ($):
Investment income—net:
Class M	(2,143,484)	(3,106,454)	(6,886,640)	(11,647,603)
Investor Shares	(101,316)	(143,667)	(29,990)	(88,042)
Total Dividends	(2,244,800)	(3,250,121)	(6,916,630)	(11,735,645)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	4,846,450	24,753,960	139,885,306	146,976,624
Investor Shares	125,002	349,812	1,225,206	4,374,118
Dividends reinvested:
Class M	137,561	233,016	1,942,320	2,979,153
Investor Shares	100,982	139,904	6,578	11,600
Cost of shares redeemed:
Class M	(28,911,787)	(24,093,192)	(153,655,524)	(139,673,758)
Investor Shares	(677,068)	(296,254)	(3,430,287)	(1,882,695)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(24,378,860)	1,087,246	(14,026,401)	12,785,042
Total Increase (Decrease) in Net Assets	(27,733,492)	(10,545,497)	(2,648,761)	(56,541,237)
Net Assets ($):
Beginning of Period	105,989,023	116,534,520	286,022,534	342,563,771
End of Period	78,255,531	105,989,023	283,373,773	286,022,534
Undistributed investment income—net	1,572,619	1,886,705	2,689,974	2,656,817
Capital Share Transactions (Shares):
Class Ma
Shares sold	404,809	1,917,937	11,929,496	11,030,480
Shares issued for dividends reinvested	11,570	18,776	166,343	220,097
Shares redeemed	(2,427,127)	(1,867,229)	(12,952,594)	(10,556,975)
Net Increase (Decrease) in Shares Outstanding	(2,010,748)	69,484	(856,755)	693,602
Investor Shares[a]
Shares sold	11,046	26,265	102,872	321,582
Shares issued for dividends reinvested	8,579	11,383	555	836
Shares redeemed	(59,284)	(22,617)	(286,295)	(139,946)
Net Increase (Decrease) in Shares Outstanding	(39,659)	15,031	(182,868)	182,472

[a]	During the period ended August 31, 2016, 103,388 Class M shares representing $1,221,348 were exchanged for 102,528 Investor shares for BNY Mellon International Equity Income Fund.

See notes to financial statements.

93

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Asset Allocation Fund
	Year Ended August 31,
	2016	2015
Operations ($):
Investment income—net	6,847,325	7,380,562
Net realized gain (loss) on investments	4,476,666	27,678,763
Net unrealized appreciation (depreciation) on investments	11,159,883	(46,513,280)
Net Increase (Decrease) in Net Assets Resulting from Operations	22,483,874	(11,453,955)
Dividends to Shareholders from ($):
Investment income—net:
Class M	(7,375,237)	(12,516,765)
Investor Shares	(88,615)	(167,238)
Net realized gain on investments:
Class M	(22,663,275)	(18,177,531)
Investor Shares	(306,583)	(275,821)
Total Dividends	(30,433,710)	(31,137,355)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	40,469,197	45,747,505
Investor Shares	2,117,131	2,974,230
Dividends reinvested:
Class M	18,961,989	15,676,886
Investor Shares	365,940	404,901
Cost of shares redeemed:
Class M	(74,573,494)	(45,694,871)
Investor Shares	(3,684,506)	(4,691,385)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(16,343,743)	14,417,266
Total Increase (Decrease) in Net Assets	(24,293,579)	(28,174,044)
Net Assets ($):
Beginning of Period	473,823,567	501,997,611
End of Period	449,529,988	473,823,567
Undistributed investment income—net	429,889	349,889
Capital Share Transactions (Shares):
Class M
Shares sold	3,665,671	3,756,904
Shares issued for dividends reinvested	1,737,267	1,321,000
Shares redeemed	(6,706,655)	(3,745,414)
Net Increase (Decrease) in Shares Outstanding	(1,303,717)	1,332,490
Investor Shares
Shares sold	192,637	241,148
Shares issued for dividends reinvested	33,220	33,815
Shares redeemed	(326,994)	(382,565)
Net Increase (Decrease) in Shares Outstanding	(101,137)	(107,602)

See notes to financial statements.

94

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the funds’ financial statements.

	Class M
	Year Ended August 31,
BNY Mellon Large Cap Stock Fund	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	5.92	7.15	9.97	9.17	8.14
Investment Operations:
Investment income—net [a]	.08	.09	.09	.12	.08
Net realized and unrealized gain (loss) on investments	.34	(.04)	1.88	1.21	1.03
Total from Investment Operations	.42	.05	1.97	1.33	1.11
Distributions:
Dividends from investment income—net	(.08)	(.08)	(.10)	(.12)	(.08)
Dividends from net realized gain on investments	(.59)	(1.20)	(4.69)	(.41)	-
Total Distributions	(.67)	(1.28)	(4.79)	(.53)	(.08)
Net asset value, end of period	5.67	5.92	7.15	9.97	9.17
Total Return (%)	7.31	.12	26.27	15.16	13.73
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.83	.81	.81	.80	.81
Ratio of net expenses to average net assets	.83	.81	.81	.80	.81
Ratio of net investment income to average net assets	1.44	1.32	1.20	1.23	.95
Portfolio Turnover	49.82	52.80	142.41	50.96	76.82
Net Assets, end of period ($ x 1,000)	328,113	398,485	468,446	732,612	971,849

a  Based on average shares outstanding.

See notes to financial statements.

95

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Year Ended August 31,
BNY Mellon Large Cap Stock Fund	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	5.92	7.15	9.97	9.17	8.15
Investment Operations:
Investment income—net [a]	.07	.07	.07	.09	.06
Net realized and unrealized gain (loss) on investments	.34	(.03)	1.88	1.21	1.02
Total from Investment Operations	.41	.04	1.95	1.30	1.08
Distributions:
Dividends from investment income—net	(.07)	(.07)	(.08)	(.09)	(.06)
Dividends from net realized gain on investments	(.59)	(1.20)	(4.69)	(.41)	—
Total Distributions	(.66)	(1.27)	(4.77)	(.50)	(.06)
Net asset value, end of period	5.67	5.92	7.15	9.97	9.17
Total Return (%)	7.04	(.13)	25.96	14.87	13.33
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.08	1.06	1.06	1.06	1.06
Ratio of net expenses to average net assets	1.08	1.06	1.06	1.06	1.06
Ratio of net investment income to average net assets	1.18	1.08	.93	.99	.71
Portfolio Turnover Rate	49.82	52.80	142.41	50.96	76.82
Net Assets, end of period ($ x 1,000)	9,801	9,900	12,672	20,165	12,344

a  Based on average shares outstanding.

See notes to financial statements.

96

	Class M
	Year Ended August 31,
BNY Mellon Large Cap Market Opportunities Fund	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	13.25	16.21	14.21	12.16	11.00
Investment Operations:
Investment income—net [a]	.11	.11	.11	.10	.06
Net realized and unrealized gain (loss) on investments	1.08	(.28)	3.13	2.03	1.13
Total from Investment Operations	1.19	(.17)	3.24	2.13	1.19
Distributions:
Dividends from investment income--net	(.11)	(.25)	(.18)	(.08)	(.03)
Dividends from net realized gain on investments	(2.24)	(2.54)	(1.06)	-	-
Total Distributions	(2.35)	(2.79)	(1.24)	(.08)	(.03)
Net asset value, end of period	12.09	13.25	16.21	14.21	12.16
Total Return (%)	10.27	(1.72)	23.67	17.64	10.89
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[b]	.60	.53	.53	.79	.78
Ratio of net expenses to average net assets[b]	.60	.53	.53	.79	.78
Ratio of net investment income to average net assets[b]	.92	.78	.69	.76	.55
Portfolio Turnover	19.43	30.75	26.42	78.41	43.61
Net Assets, end of period ($ x 1,000)	83,425	130,257	192,209	216,116	152,458

a Based on average shares outstanding.

b Amount does not include the expenses of the underlying funds.

See notes to financial statements.

97

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Year Ended August 31,
BNY Mellon Large Cap Market Opportunities Fund	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	13.32	16.29	14.28	12.25	10.98
Investment Operations:
Investment income—net [a]	.09	.07	.06	.07	.13
Net realized and unrealized gain (loss) on investments	1.07	(.28)	3.17	2.04	1.14
Total from Investment Operations	1.16	(.21)	3.23	2.11	1.27
Distributions:
Dividends from investment income--net	(.08)	(.22)	(.16)	(.08)	-
Dividends from net realized gain on investments	(2.24)	(2.54)	(1.06)	-	-
Total Distributions	(2.32)	(2.76)	(1.22)	(.08)	-
Net asset value, end of period	12.16	13.32	16.29	14.28	12.25
Total Return (%)	9.90	(1.99)	23.54	17.29	11.57
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[b]	.84	.79	.81	1.05	1.02
Ratio of net expenses to average net assets[b]	.84	.79	.81	1.05	1.02
Ratio of net investment income to average net assets[b]	.76	.50	.45	.48	.95
Portfolio Turnover Rate	19.43	30.75	26.42	78.41	43.61
Net Assets, end of period ($ x 1,000)	670	1,119	631	103	28

a Based on average shares outstanding.

b Amount does not include the expenses of the underlying funds.

See notes to financial statements.

98

	Class M
	Year Ended August 31,
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	14.71	17.12	14.45	12.50	11.14
Investment Operations:
Investment income—net [a]	.17	.16	.15	.13	.09
Net realized and unrealized gain (loss) on investments	1.33	(.23)	3.22	1.93	1.32
Total from Investment Operations	1.50	(.07)	3.37	2.06	1.41
Distributions:
Dividends from investment income—net	(.15)	(.26)	(.20)	(.11)	(.05)
Dividends from net realized gain on investments	(1.08)	(2.08)	(.50)	—	—
Total Distributions	(1.23)	(2.34)	(.70)	(.11)	(.05)
Net asset value, end of period	14.98	14.71	17.12	14.45	12.50
Total Return (%)	10.86	(.94)	23.82	16.60	12.75
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets [b]	.64	.61	.61	.79	.87
Ratio of net expenses to average net assets [b]	.64	.61	.61	.79	.87
Ratio of net investment income to average net assets [b]	1.19	.99	.95	.97	.78
Portfolio Turnover	13.81	20.63	13.01	82.04	32.62
Net Assets, end of period ($ x 1,000)	344,867	401,855	474,496	638,085	123,250

a  Based on average shares outstanding.

b  Amount does not include the expenses of the underlying funds.

See notes to financial statements.

99

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Year Ended August 31,
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	14.98	17.40	14.64	12.41	11.04
Investment Operations:
Investment income—net [a]	.14	.12	.08	.13	.06
Net realized and unrealized gain (loss) on investments	1.35	(.23)	3.30	2.10	1.31
Total From Investment Operations	1.49	(.11)	3.38	2.23	1.37
Distributions:
Dividends from investment income—net	(.11)	(.23)	(.12)	—	—
Dividends from net realized gain on investments	(1.08)	(2.08)	(.50)	—	—
Total Distributions	(1.19)	(2.31)	(.62)	—	—
Net asset value, end of period	15.28	14.98	17.40	14.64	12.41
Total Return (%)	10.56	(1.19)	23.47	17.97	12.51
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets [b]	.89	.86	.87	1.05	1.11
Ratio of net expenses to average net assets [b]	.89	.86	.87	1.03	1.11
Ratio of net investment income to average net assets [b]	.97	.74	.53	.89	.46
Portfolio Turnover Rate	13.81	20.63	13.01	82.04	32.62
Net Assets, end of period ($ x 1,000)	6,081	4,237	3,859	1,196	12

a  Based on average shares outstanding.

b  Amount does not include the expenses of the underlying funds.

See notes to financial statements.

100

	Class M
	Year Ended August 31,
BNY Mellon Income Stock Fund	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	8.57	9.94	8.39	6.99	6.28
Investment Operations:
Investment income—net [a]	.21	.19	.19	.24	.21
Net realized and unrealized gain (loss) on investments	.94	(.38)	1.86	1.41	.70
Total From Investment Operations	1.15	(.19)	2.05	1.65	.91
Distributions:
Dividends from investment income—net	(.21)	(.19)	(.19)	(.24)	(.20)
Dividends from net realized gain on investments	(.79)	(.99)	(.31)	(.01)	—
Total Distributions	(1.00)	(1.18)	(.50)	(.25)	(.20)
Net asset value, end of period	8.72	8.57	9.94	8.39	6.99
Total Return (%)	14.33	(2.28)	25.17	24.01	14.80
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	.80	.80	.81	.82
Ratio of net expenses to average net assets	.81	.80	.80	.81	.82
Ratio of net investment income to average net assets	2.54	2.06	2.08	3.03	3.17
Portfolio Turnover	54.31	65.75	57.74	41.79	35.60
Net Assets, end of period ($ x 1,000)	1,068,292	1,077,496	1,254,622	981,444	541,604

a  Based on average shares outstanding.

See notes to financial statements.

101

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Year Ended August 31,
BNY Mellon Income Stock Fund	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	8.63	10.02	8.45	7.04	6.33
Investment Operations:
Investment income—net [a]	.19	.17	.16	.22	.19
Net realized and unrealized gain (loss) on investments	.97	(.40)	1.89	1.43	.71
Total from Investment Operations	1.16	(.23)	2.05	1.65	.90
Distributions:
Dividends from investment income—net	(.19)	(.17)	(.17)	(.23)	(.19)
Dividends from net realized gain on investments	(.79)	(.99)	(.31)	(.01)	—
Total Distributions	(.98)	(1.16)	(.48)	(.24)	(.19)
Net asset value, end of period	8.81	8.63	10.02	8.45	7.04
Total Return (%)	14.14	(2.64)	24.75	23.84	14.45
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.06	1.05	1.07	1.06	1.06
Ratio of net expenses to average net assets	1.06	1.05	1.07	1.06	1.06
Ratio of net investment income to average net assets	2.27	1.81	1.74	2.80	2.91
Portfolio Turnover Rate	54.31	65.75	57.74	41.79	35.60
Net Assets, end of period ($ x 1,000)	16,094	14,479	13,913	2,809	1,235

a  Based on average shares outstanding.

See notes to financial statements.

102

	Period Ended August 31, 2016 [a]
BNY Mellon Income Stock Fund	Class A		Class C		Class I	Class Y
Per Share Data ($):
Net asset value, beginning of period	8.42		8.42		8.42	8.42
Investment Operations:
Investment income—net [b]	.05		.04		.06	.06
Net realized and unrealized gain (loss) on investments	.30		.30		.30	.30
Total from Investment Operations	.35		.34		.36	.36
Distributions:
Dividends from investment income—net	(.05)		(.04)		(.06)	(.06)
Net asset value, end of period	8.72		8.72		8.72	8.72
Total Return (%) [c]	4.19	[d]	4.00	[d]	4.26	4.26
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets [e]	1.15		1.85		.86	.86
Ratio of net expenses to average net assets [e]	1.15		1.85		.86	.86
Ratio of net investment income to average net assets [e]	1.96		1.69		2.71	2.71
Portfolio Turnover Rate	54.31		54.31		54.31	54.31
Net Assets, end of period ($ x 1,000)	316		10		10	10

a  From May 31, 2016 (commencement of initial offering) to August 31, 2016.

b Based on average shares outstanding.

c Not annualized.

d Exclusive of sales charge.

e Annualized.

See notes to financial statements.

103

FINANCIAL HIGHLIGHTS (continued)

	Class M
	Year Ended August 31,
BNY Mellon Mid Cap Multi-Strategy Fund	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	14.66	15.58	13.33	11.65	11.41
Investment Operations:
Investment income—net [a]	.08	.05	.05	.07	.01
Net realized and unrealized gain (loss) on investments	.96	(.04)	2.94	2.60	.60
Total from Investment Operations	1.04	.01	2.99	2.67	.61
Distributions:
Dividends from investment income—net	(.02)	(.04)	(.05)	(.03)	(.04)
Dividends from net realized gain on investments	(.65)	(.89)	(.69)	(.96)	(.33)
Total Distributions	(.67)	(.93)	(.74)	(.99)	(.37)
Net asset value, end of period	15.03	14.66	15.58	13.33	11.65
Total Return (%)	7.51	.15	23.09	24.74	5.66
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.90	.90	.90	.92	.90
Ratio of net expenses to average net assets	.90	.90	.90	.92	.90
Ratio of net investment income to average net assets	.60	.29	.33	.59	.09
Portfolio Turnover	74.68	73.87	53.63	106.59	156.98
Net Assets, end of period ($ x 1,000)	2,433,012	2,199,395	1,922,073	1,572,562	1,188,324

a  Based on average shares outstanding.

See notes to financial statements.

104

	Investor Shares
	Year Ended August 31,
BNY Mellon Mid Cap Multi-Strategy Fund	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	14.45	15.37	13.17	11.52	11.29
Investment Operations:
Investment income (loss)—net [a]	.05	.01	.01	.04	(.02)
Net realized and unrealized gain (loss) on investments	.94	(.03)	2.91	2.57	.60
Total from Investment Operations	.99	(.02)	2.92	2.61	.58
Distributions:
Dividends from investment income—net	—	(.01)	(.03)	—	(.02)
Dividends from net realized gain on investments	(.65)	(.89)	(.69)	(.96)	(.33)
Total Distributions	(.65)	(.90)	(.72)	(.96)	(.35)
Net asset value, end of period	14.79	14.45	15.37	13.17	11.52
Total Return (%)	7.26	(.08)	22.74	24.46	5.36
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.15	1.15	1.15	1.17	1.15
Ratio of net expenses to average net assets	1.15	1.15	1.15	1.17	1.15
Ratio of net investment income (loss) to average net assets	.34	.04	.08	.37	(.16)
Portfolio Turnover Rate	74.68	73.87	53.63	106.59	156.98
Net Assets, end of period ($ x 1,000)	60,222	57,118	52,447	29,639	25,283

a  Based on average shares outstanding.

See notes to financial statements.

105

FINANCIAL HIGHLIGHTS (continued)

	Class M
	Year Ended August 31,
BNY Mellon Small Cap Multi-Strategy Fund	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	16.65	17.18	14.78	11.53	10.78
Investment Operations:
Investment income (loss)—net [a]	.01	(.02)	(.04)	.01	(.00)	[b]
Net realized and unrealized gain (loss) on investments	.68	.25	2.44	3.27	1.05
Total from Investment Operations	.69	.23	2.40	3.28	1.05
Distributions:
Dividends from investment income—net	—	—	—	(.03)	(.30)
Dividends from net realized gain on investments	(.63)	(.76)	—	—	—
Total Distributions	(.63)	(.76)	—	(.03)	(.30)
Net asset value, end of period	16.71	16.65	17.18	14.78	11.53
Total Return (%)	4.46	1.33	16.24	28.51	10.05
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.05	1.03	1.03	1.05	1.04
Ratio of net expenses to average net assets	1.05	1.03	1.03	1.05	1.04
Ratio of net investment income (loss) to average net assets	.04	(.14)	(.21)	.09	(.01)
Portfolio Turnover	101.40	90.30	92.86	128.11	148.75
Net Assets, end of period ($ x 1,000)	389,890	368,428	347,613	299,415	232,952

a  Based on average shares outstanding.

b   Amount represents less than $.01 per share.

See notes to financial statements.

106

	Investor Shares
	Year Ended August 31,
BNY Mellon Small Cap Multi-Strategy Fund	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	16.08	16.65	14.36	11.21	10.49
Investment Operations:
Investment (loss)—net [a]	(.03)	(.06)	(.07)	(.02)	(.03)
Net realized and unrealized gain (loss) on investments	.65	.25	2.36	3.17	1.03
Total from Investment Operations	.62	.19	2.29	3.15	1.00
Distributions:
Dividends from investment income—net	—	—	—	—	(.28)
Dividends from net realized gain on investments	(.63)	(.76)	—	—	—
Total Distributions	(.63)	(.76)	—	—	(.28)
Net asset value, end of period	16.07	16.08	16.65	14.36	11.21
Total Return (%)	4.17	1.13	15.95	28.10	9.76
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.30	1.28	1.28	1.30	1.29
Ratio of net expenses to average net assets	1.30	1.28	1.28	1.30	1.29
Ratio of net investment (loss) to average net assets	(.21)	(.39)	(.46)	(.16)	(.26)
Portfolio Turnover Rate	101.40	90.30	92.86	128.11	148.75
Net Assets, end of period ($ x 1,000)	14,285	12,745	11,485	8,472	6,397

a  Based on average shares outstanding.

See notes to financial statements.

107

FINANCIAL HIGHLIGHTS (continued)

	Class M
	Year Ended August 31,
BNY Mellon Focused Equity Opportunities Fund	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	14.66	18.30	15.24	13.08	12.04
Investment Operations:
Investment income—net[a]	.12	.12	.11	.16	.08
Net realized and unrealized gain (loss) on investments	1.20	(.69)	4.31	2.12	1.01
Total from Investment Operations	1.32	(.57)	4.42	2.28	1.09
Distributions:
Dividends from investment income--net	(.11)	(.10)	(.14)	(.12)	(.02)
Dividends from net realized gain on investments	(1.24)	(2.97)	(1.22)	-	(.03)
Total Distributions	(1.35)	(3.07)	(1.36)	(.12)	(.05)
Net asset value, end of period	14.63	14.66	18.30	15.24	13.08
Total Return (%)	9.39	(3.82)	30.54	17.54	9.07
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.87	.85	.85	.86	.87
Ratio of net expenses to average net assets	.87	.85	.85	.86	.87
Ratio of net investment income to average net assets	.83	.73	.65	1.12	.62
Portfolio Turnover	48.25	74.72	76.48	77.03	59.71
Net Assets, end of period ($ x 1,000)	434,171	561,399	674,222	539,019	467,903

a  Based on average shares outstanding.

See notes to financial statements.

108

	Investor Shares
	Year Ended August 31,
BNY Mellon Focused Equity Opportunities Fund	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	14.55	18.20	15.18	13.05	12.04
Investment Operations:
Investment income—net[a]	.08	.08	.06	.12	.06
Net realized and unrealized gain (loss) on investments	1.19	(.69)	4.30	2.10	.99
Total from Investment Operations	1.27	(.61)	4.36	2.22	1.05
Distributions:
Dividends from investment income--net	(.07)	(.07)	(.12)	(.09)	(.01)
Dividends from net realized gain on investments	(1.24)	(2.97)	(1.22)	-	(.03)
Total Distributions	(1.31)	(3.04)	(1.34)	(.09)	(.04)
Net asset value, end of period	14.51	14.55	18.20	15.18	13.05
Total Return (%)	9.13	(4.05)	30.18	17.12	8.73
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.12	1.11	1.11	1.13	1.13
Ratio of net expenses to average net assets	1.12	1.11	1.11	1.13	1.13
Ratio of net investment income to average net assets	.59	.47	.36	.90	.52
Portfolio Turnover Rate	48.25	74.72	76.48	77.03	59.71
Net Assets, end of period ($ x 1,000)	4,206	8,593	3,569	979	203

a  Based on average shares outstanding.

See notes to financial statements.

109

FINANCIAL HIGHLIGHTS (continued)

	Class M
	Year Ended August 31,
BNY Mellon Small/Mid Cap Multi-Strategy Fund	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	12.72	16.98	15.09	12.99	13.14
Investment Operations:
Investment income (loss)—net [a]	.01	(.01)	.07	.12	.05
Net realized and unrealized gain (loss) on investments	.50	.10	2.82	2.19	(.02)
Total from Investment Operations	.51	.09	2.89	2.31	.03
Distributions:
Dividends from investment income--net	(.04)	-	(.08)	(.21)	(.18)
Dividends from net realized gain on investments	(.75)	(4.35)	(.92)	-	-
Total Distributions	(.79)	(4.35)	(1.00)	(.21)	(.18)
Net asset value, end of period	12.44	12.72	16.98	15.09	12.99
Total Return (%)	4.35	1.71	19.84	18.07	.34
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.95	.94	.91	.92	.92
Ratio of net expenses to average net assets	.95	.94	.91	.92	.92
Ratio of net investment income (loss) to average net assets	.10	(.08)	.46	.83	.38
Portfolio Turnover	99.45	110.79	144.87	169.30	149.30
Net Assets, end of period ($ x 1,000)	300,557	339,836	411,334	464,031	526,484

a  Based on average shares outstanding.

See notes to financial statements.

110

	Investor Shares
	Year Ended August 31,
BNY Mellon Small/Mid Cap Multi-StrategyFund	2016	2015	2014		2013	2012
Per Share Data ($):
Net asset value, beginning of period	12.59	16.88	15.02		12.94	13.11
Investment Operations:
Investment income (loss)—net [a]	(.01)	(.04)	(.00)	[b]	.09	.00	[b]
Net realized and unrealized gain (loss) on investments	.48	.10	2.84		2.17	(.01)
Total from Investment Operations	.47	.06	2.84		2.26	(.01)
Distributions:
Dividends from investment income--net	-	-	(.06)		(.18)	(.16)	-
Dividends from net realized gain on investments	(.75)	(4.35)	(.92)		-	-
Total Distributions	(.75)	(4.35)	(.98)		(.18)	(.16)
Net asset value, end of period	12.31	12.59	16.88		15.02	12.94
Total Return (%)	4.08	1.48	19.53		17.65	.08
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.20	1.19	1.17		1.17	1.17
Ratio of net expenses to average net assets	1.20	1.19	1.17		1.17	1.17
Ratio of net investment income (loss) to average net assets	(.11)	(.32)	(.03)		.64	.04
Portfolio Turnover Rate	99.45	110.79	144.87		169.30	149.30
Net Assets, end of period ($ x 1,000)	1,697	1,536	3,088		439	957

a  Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

111

FINANCIAL HIGHLIGHTS (continued)

	Class M
	Year Ended August 31,
BNY Mellon International Fund	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	11.55	12.72	11.14	9.29	9.94
Investment Operations:
Investment income—net [a]	.18	.18	.21	.19	.22
Net realized and unrealized gain (loss) on investments	(.35)	(1.16)	1.57	1.98	(.54)
Total from Investment Operations	(.17)	(.98)	1.78	2.17	(.32)
Distributions:
Dividends from investment income—net	(.16)	(.19)	(.20)	(.32)	(.33)
Net asset value, end of period	11.22	11.55	12.72	11.14	9.29
Total Return (%)	(1.49)	(7.68)	16.11	23.74	(2.98)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.03	1.03	1.03	1.05	1.04
Ratio of net expenses to average net assets	1.03	1.03	1.03	1.05	1.04
Ratio of net investment income to average net assets	1.59	1.49	1.64	1.77	2.35
Portfolio Turnover	86.83	112.69	92.94	55.78	44.62
Net Assets, end of period ($ x 1,000)	1,007,752	1,005,637	990,119	519,964	549,601

a  Based on average shares outstanding.

See notes to financial statements.

112

	Investor Shares
	Year Ended August 31,
BNY Mellon International Fund	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	12.26	13.50	11.82	9.84	10.51
Investment Operations:
Investment income—net [a]	.15	.15	.19	.17	.18
Net realized and unrealized gain (loss) on investments	(.37)	(1.22)	1.67	2.10	(.54)
Total from Investment Operations	(.22)	(1.07)	1.86	2.27	(.36)
Distributions:
Dividends from investment income—net	(.12)	(.17)	(.18)	(.29)	(.31)
Net asset value, end of period	11.92	12.26	13.50	11.82	9.84
Total Return (%)	(1.78)	(7.88)	15.85	23.36	(3.20)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.28	1.28	1.28	1.30	1.29
Ratio of net expenses to average net assets	1.28	1.28	1.28	1.30	1.29
Ratio of net investment income to average net assets	1.25	1.17	1.38	1.51	1.85
Portfolio Turnover Rate	86.83	112.69	92.94	55.78	44.62
Net Assets, end of period ($ x 1,000)	11,553	14,040	8,952	4,432	4,116

a  Based on average shares outstanding.

See notes to financial statements.

113

FINANCIAL HIGHLIGHTS (continued)

	Class M
	Year Ended August 31,
BNY Mellon Emerging Markets Fund	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	7.98	10.98	9.11	9.19	10.65
Investment Operations:
Investment income—net [a]	.09	.09	.10	.12	.12
Net realized and unrealized gain (loss) on investments	.96	(2.96)	1.88	(.10)	(1.16)
Total from Investment Operations	1.05	(2.87)	1.98	.02	(1.04)
Distributions:
Dividends from investment income—net	(.07)	(.13)	(.11)	(.10)	(.11)
Dividends from net realized gain on investments	—	—	—	—	(.31)
Total Distributions	(.07)	(.13)	(.11)	(.10)	(.42)
Net asset value, end of period	8.96	7.98	10.98	9.11	9.19
Total Return (%)	13.35	(26.28)	21.82	.09	(9.55)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.44	1.42	1.42	1.41	1.40
Ratio of net expenses to average net assets	1.44	1.42	1.42	1.41	1.40
Ratio of net investment income to average net assets	1.10	.98	1.04	1.19	1.21
Portfolio Turnover	103.60	107.27	70.89	53.25	67.21
Net Assets, end of period ($ x 1,000)	693,652	1,108,616	2,046,317	1,830,754	2,138,311

a  Based on average shares outstanding.

See notes to financial statements.

114

	Investor Shares
	Year Ended August 31,
BNY Mellon Emerging Markets Fund	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	8.17	11.25	9.33	9.41	10.91
Investment Operations:
Investment income—net [a]	.07	.08	.09	.09	.09
Net realized and unrealized gain (loss) on investments	1.00	(3.04)	1.91	(.10)	(1.19)
Total from Investment Operations	1.07	(2.96)	2.00	(.01)	(1.10)
Distributions:
Dividends from investment income—net	(.04)	(.12)	(.08)	(.07)	(.09)
Dividends from net realized gain on investments	—	—	—	—	(.31)
Total Distributions	(.04)	(.12)	(.08)	(.07)	(.40)
Net asset value, end of period	9.20	8.17	11.25	9.33	9.41
Total Return (%)	13.13	(26.49)	21.57	(.19)	(9.86)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.69	1.67	1.67	1.65	1.65
Ratio of net expenses to average net assets	1.69	1.67	1.67	1.65	1.65
Ratio of net investment income to average net assets	.85	.76	.90	.90	.87
Portfolio Turnover Rate	103.60	107.27	70.89	53.25	67.21
Net Assets, end of period ($ x 1,000)	11,263	17,033	22,947	10,864	16,326

a  Based on average shares outstanding.

See notes to financial statements.

115

FINANCIAL HIGHLIGHTS (continued)

	Class M
	Year Ended August 31,
BNY Mellon International Appreciation Fund	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	12.51	13.90	12.38	10.80	11.31
Investment Operations:
Investment income—net [a]	.26	.27	.38	.27	.28
Net realized and unrealized gain (loss) on investments	(.29)	(1.26)	1.42	1.69	(.39)
Total from Investment Operations	(.03)	(.99)	1.80	1.96	(.11)
Distributions:
Dividends from investment income--net	(.29)	(.40)	(.28)	(.38)	(.40)
Net asset value, end of period	12.19	12.51	13.90	12.38	10.80
Total Return (%)	(.22)	(7.14)	14.65	18.39	(.55)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.92	.83	.81	.83	.83
Ratio of net expenses to average net assets	.92	.83	.81	.83	.83
Ratio of net investment income to average net assets	2.21	2.02	2.78	2.27	2.66
Portfolio Turnover Rate	3.04	12.51	4.41	1.24	1.49
Net Assets, end of period ($ x 1,000)	73,896	101,023	111,225	98,361	119,730

a  Based on average shares outstanding.

See notes to financial statements.

116

	Investor Shares
	Year Ended August 31,
BNY Mellon International Appreciation Fund	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	12.37	13.74	12.24	10.68	11.19
Investment Operations:
Investment income—net [a]	.23	.23	.34	.25	.27
Net realized and unrealized gain (loss) on investments	(.31)	(1.24)	1.41	1.66	(.41)
Total from Investment Operations	(.08)	(1.01)	1.75	1.91	(.14)
Distributions:
Dividends from investment income--net	(.25)	(.36)	(.25)	(.35)	(.37)
Net asset value, end of period	12.04	12.37	13.74	12.24	10.68
Total Return (%)	(.57)	(7.32)	14.39	18.13	(.85)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.17	1.08	1.06	1.08	1.09
Ratio of net expenses to average net assets	1.17	1.08	1.06	1.08	1.09
Ratio of net investment income to average net assets	1.96	1.77	2.52	2.08	2.52
Portfolio Turnover	3.04	12.51	4.41	1.24	1.49
Net Assets, end of period ($ x 1,000)	4,360	4,966	5,310	4,773	4,032

a  Based on average shares outstanding.

See notes to financial statements.

117

FINANCIAL HIGHLIGHTS (continued)

	Class M
	Year Ended August 31,
BNY Mellon International Equity Income Fund	2016	2015	2014	2013	2012	[a]
Per Share Data ($):
Net asset value, beginning of period	11.92	14.82	13.81	12.87	12.50
Investment Operations:
Investment income—net [b]	.34	.43	.75	.64	.65
Net realized and unrealized gain (loss) on investments	.41	(2.82)	.90	.87	(.02)
Total from Investment Operations	.75	(2.39)	1.65	1.51	.63
Distributions:
Dividends from investment income—net	(.32)	(.51)	(.64)	(.57)	(.26)
Net asset value, end of period	12.35	11.92	14.82	13.81	12.87
Total Return (%)	6.51	(16.51)	12.08	11.96	5.28	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.09	1.07	1.08	1.15	1.62	[d]
Ratio of net expenses to average net assets	1.09	1.07	1.08	1.15	1.20	[d]
Ratio of net investment income to average net assets	2.85	3.25	5.13	4.57	7.38	[d]
Portfolio Turnover	78.17	88.45	83.07	74.80	95.27	[c]
Net Assets, end of period ($ x 1,000)	282,609	283,099	341,645	165,132	81,034

a  From December 15, 2011 (commencement of operations) to August 31, 2012.

b  Based on average shares outstanding.

c  Not annualized.

d  Annualized.

See notes to financial statements.

118

	Investor Shares
	Year Ended August 31,
BNY Mellon International Equity Income Fund	2016	2015	2014	2013	2012	[a]
Per Share Data ($):
Net asset value, beginning of period	11.97	14.89	13.89	12.88	12.50
Investment Operations:
Investment income—net [b]	.23	.39	.50	.98	.65
Net realized and unrealized gain (loss) on investments	.52	(2.83)	1.11	.49	(.04)
Total from Investment Operations	.75	(2.44)	1.61	1.47	.61
Distributions:
Dividends from investment income—net	(.25)	(.48)	(.61)	(.46)	(.23)
Net asset value, end of period	12.47	11.97	14.89	13.89	12.88
Total Return (%)	6.40	(16.77)	11.79	11.56	5.10	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.34	1.33	1.36	1.42	2.10	[d]
Ratio of net expenses to average net assets	1.34	1.33	1.36	1.42	1.45	[d]
Ratio of net investment income to average net assets	1.92	2.84	3.81	5.34	7.14	[d]
Portfolio Turnover Rate	78.17	88.45	83.07	74.80	95.27	[c]
Net Assets, end of period ($ x 1,000)	765	2,924	919	51	10

a  From December 15, 2011 (commencement of operations) to August 31, 2012.

b  Based on average shares outstanding.

c  Not annualized.

d  Annualized.

See notes to financial statements.

119

FINANCIAL HIGHLIGHTS (continued)

	Class M
	Year Ended August 31,
BNY Mellon Asset Allocation Fund	2016	2015	2014	2013		2012
Per Share Data ($):
Net asset value, beginning of period	11.51	12.57	11.68	10.97		10.63
Investment Operations:
Investment income—net[a]	.17	.18	.17	.19		.17
Net realized and unrealized gain (loss) on investments	.39	(.46)	1.67	.81		.43
Total from Investment Operations	.56	(.28)	1.84	1.00		.60
Distributions:
Dividends from investment income--net	(.19)	(.32)	(.26)	(.26)		(.21)
Dividends from net realized gain on investments	(.58)	(.46)	(.69)	(.03)		(.05)
Total Distributions	(.77)	(.78)	(.95)	(.29)		(.26)
Net asset value, end of period	11.30	11.51	12.57	11.68		10.97
Total Return (%)	5.08	(2.39)	16.25	9.20		5.72
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[b]	.37	.35	.35	.37		.37
Ratio of net expenses to average net assets[b]	.27	.26	.26	.25		.27
Ratio of net investment income to average net assets[b]	1.52	1.48	1.43	1.69		1.59
Portfolio Turnover	23.99	30.31	48.28	27.39	[c]	81.55
Net Assets, end of period ($ x 1,000)	444,399	467,431	493,660	411,214		392,948

a  Based on average shares outstanding.

b Amount does not include the expenses of the underlying funds.

c The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended August 31, 2013 was 27.03%.

See notes to financial statements.

120

	Investor Shares
	Year Ended August 31,
BNY Mellon Asset Allocation Fund	2016	2015	2014	2013		2012
Per Share Data ($):
Net asset value, beginning of period	11.58	12.64	11.74	11.03		10.69
Investment Operations:
Investment income—net[a]	.14	.15	.14	.17		.14
Net realized and unrealized gain (loss) on investments	.40	(.46)	1.68	.80		.43
Total from Investment Operations	.54	(.31)	1.82	.97		.57
Distributions:
Dividends from investment income--net	(.16)	(.29)	(.23)	(.23)		(.18)
Dividends from net realized gain on investments	(.58)	(.46)	(.69)	(.03)		(.05)
Total Distributions	(.74)	(.75)	(.92)	(.26)		(.23)
Net asset value, end of period	11.38	11.58	12.64	11.74		11.03
Total Return (%)	4.89	(2.62)	15.96	8.86		5.44
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[b]	.62	.60	.61	.62		.62
Ratio of net expenses to average net assets[b]	.52	.51	.52	.50		.53
Ratio of net investment income to average net assets[b]	1.25	1.25	1.17	1.45		1.28
Portfolio Turnover	23.99	30.31	48.28	27.39	[c]	81.55
Net Assets, end of period ($ x 1,000)	5,131	6,393	8,338	4,939		5,091

a  Based on average shares outstanding.

b Amount does not include the expenses of the underlying funds.

c The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended August 31, 2013 was 27.03%.

See notes to financial statements.

121

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently consisting of twenty-five series, including the following diversified funds: BNY Mellon Large Cap Stock Fund, BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Small/Mid Cap Multi-Strategy Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund, BNY Mellon International Appreciation Fund, BNY Mellon International Equity Income Fund and BNY Mellon Asset Allocation Fund and the following non-diversified fund: BNY Mellon Focused Equity Opportunities Fund (each, a “fund” and collectively, the “funds”). The objectives of the funds are as follows: BNY Mellon Large Cap Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Focused Equity Opportunities Fund and BNY Mellon Small/Mid Cap Multi-Strategy Fund seek capital appreciation. BNY Mellon Income Stock Fund and BNY Mellon International Equity Income Fund seek total return (consisting of capital appreciation and income). BNY Mellon International Fund and BNY Mellon Emerging Markets Fund seek long-term capital growth. BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund and BNY Mellon International Appreciation Fund seek long-term capital appreciation. BNY Mellon Asset Allocation Fund seeks long-term growth of principal in conjunction with current income.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (the “Investment Adviser”). The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services. Walter Scott & Partners Limited (“Walter Scott”), also a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the BNY Mellon Large Cap Market Opportunities Fund’s and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund’s sub-investment adviser with respect to the U.S. Large Cap Equity Strategy of each fund. Robeco Investment Management, Inc. (“Robeco”), doing business as Boston Partners, and Geneva Capital Management LLC (“Geneva”), doing business as Henderson Geneva Capital Management LLC, serve as BNY Mellon Mid Cap Multi-Strategy Fund’s sub-investment adviser with respect to the Boston Partners Mid Cap Value Strategy and the Henderson Geneva Mid Cap Growth Strategy of the fund, respectively. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares.

Effective May 31, 2016, BNY Mellon Income Stock Fund commenced offering Class A, Class C, Class I and Class Y shares.

Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class M, Investor, Class A, Class C, Class I and Class Y. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of August 31, 2016, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 1,188 Class A shares and all of the outstanding Class C, Class I and Class Y shares of BNY Mellon Income Stock Fund.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

122

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value each fund’s investments are as follows:

BNY Mellon Asset Allocation Fund: Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S Treasury Bills are valued at the mean price between quoted prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the funds calculate their net asset value, the funds may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

123

NOTES TO FINANCIAL STATEMENTS (continued)

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

Table 1 summarizes the inputs used as of August 31, 2016 in valuing each fund’s investments:

At August 31, 2016, there were no transfers between levels of the fair value hierarchy.

At August 31, 2015, $954,796,226, $1,000,981,358 and $280,720,037 of exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the funds’ fair valuation procedures for BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Equity Income Fund, respectively.

(b) Foreign currency transactions: BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Equity Income Fund do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Table 1—Fair Value Measurements
	Investments in Securities
	Level 1—Unadjusted Quoted Prices		Level 2—Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon Large Cap Stock Fund
Equity Securities—Domestic Common Stocks†	336,198,813	-	-	-	-	-	336,198,813
Mutual Funds	6,223,047	-	-	-	-	-	6,223,047
BNY Mellon Large Cap Market Opportunities Fund
Equity Securities—Domestic Common Stocks†	37,360,734	-	-	-	-	-	37,360,734
Equity Securities—Foreign Common Stocks†	2,862,498	-	-	-	-	-	2,862,498
Mutual Funds	43,764,667	-	-	-	-	-	43,764,667
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
Equity Securities—Domestic Common Stocks†	226,903,773	-	-	-	-	-	226,903,773
Equity Securities—Foreign Common Stocks†	6,770,823	-	-	-	-	-	6,770,823
Mutual Funds	117,034,351	-	-	-	-	-	117,034,351

124

Table 1—Fair Value Measurements (continued)
	Investments in Securities
	Level 1—Unadjusted Quoted Prices		Level 2—Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon Income Stock Fund
Equity Securities—Domestic Common Stocks†	1,014,523,768	-	-	-	-	-	1,014,523,768
Equity Securities—Domestic Preferred Stocks†	10,655,419	-	-	-	-	-	10,655,419
Equity Securities—Foreign Common Stocks†	31,017,340	-	-	-	-	-	31,017,340
Mutual Funds	38,468,816	-	-	-	-	-	38,468,816
Other Financial Instruments:
Options Written	-	(133,425)	-	-	-	-	(133,425)
BNY Mellon Mid Cap Multi-Strategy Fund
Equity Securities—Domestic Common Stocks†	2,380,847,706	-	-	-	-	-	2,380,847,706
Equity Securities—Foreign Common Stocks†	34,909,069	-	-	-	-	-	34,909,069
Exchange-Traded Funds	50,106,956	-	-	-	-	-	50,106,956
Master Limited Partnership†	2,164,261	-	-	-	-	-	2,164,261
Mutual Funds	81,029,574	-	-	-	-	-	81,029,574
Rights†	250	-	-	-	-	-	250
BNY Mellon Small Cap Multi-Strategy Fund
Equity Securities—Domestic Common Stocks†	370,542,924	-	-	-	-	-	370,542,924
Equity Securities—Foreign Common Stocks†	21,678,261	-	-	-	-	-	21,678,261
Exchange-Traded Funds	6,280,473	-	-	-	-	-	6,280,473
Mutual Funds	42,424,785	-	-	-	-	-	42,424,785
BNY Mellon Focused Equity Opportunities Fund
Equity Securities—Domestic Common Stocks†	397,663,837	-	-	-	-	-	397,663,837
Equity Securities—Foreign Common Stocks†	39,600,702	-	-	-	-	-	39,600,702
BNY Mellon Small/Mid Cap Multi-Strategy Fund
Equity Securities—Domestic Common Stocks†	276,832,630	-	-	-	-	-	276,832,630
Equity Securities—Foreign Common Stocks†	12,322,263	-	-	-	-	-	12,322,263
Exchange-Traded Funds	6,571,843	-	-	-	-	-	6,571,843
Mutual Funds	21,016,038	-	-	-	-	-	21,016,038

125

NOTES TO FINANCIAL STATEMENTS (continued)

Table 1—Fair Value Measurements (continued)
	Investments in Securities
	Level 1—Unadjusted Quoted Prices		Level 2—Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon International Fund
Equity Securities—Foreign Common Stocks†	998,066,017	-	-	-	-	-	998,066,017
Exchange-Traded Funds	12,661,542	-	-	-	-	-	12,661,542
Mutual Funds	6,769,193	-	-	-	-	-	6,769,193
Rights†	51,501	-	-	-	-	-	51,501
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	-	14,871	(325)	-	-	14,546
BNY Mellon Emerging Markets Fund
Equity Securities—Foreign Common Stocks†	681,917,913	-	-	-	-	-	681,917,913
Equity Securities—Foreign Preferred Stocks†	12,421,363	-	-	-	-	-	12,421,363
Exchange-Traded Funds	5,858,791	-	-	-	-	-	5,858,791
Mutual Funds	2,740,735	-	-	-	-	-	2,740,735
BNY Mellon International Appreciation Fund
Equity Securities—Foreign Common Stocks†	77,186,315	-	-	-	-	-	77,186,315
Mutual Funds	672,923	-	-	-	-	-	672,923
U.S. Treasury	-	-	49,996	-	-	-	49,996
Other Financial Instruments:
Financial Futures††	5,754	-	-	-	-	-	5,754
BNY Mellon International Equity Income Fund
Equity Securities—Foreign Common Stocks†	276,455,648	-	-	-	-	-	276,455,648
Exchange-Traded Fund	1,458,750	-	-	-	-	-	1,458,750
Mutual Funds	3,566,489	-	-	-	-	-	3,566,489
BNY Mellon Asset Allocation Fund
Commercial Mortgage-Backed	-	-	908,424	-	-	-	908,424
Corporate Bonds†	-	-	29,075,145	-	-	-	29,075,145
Equity Securities—Domestic Common Stocks†	94,690,315	-	-	-	-	-	94,690,315
Exchange-Traded Funds	5,435	-	-	-	-	-	5,435
Foreign Government	-	-	1,250,372	-	-	-	1,250,372
Municipal Bonds†	-	-	4,345,671	-	-	-	4,345,671
Mutual Funds	292,088,065	-	-	-	-	-	292,088,065
U.S. Government Agencies/Mortgage-Backed	-	-	19,115,339	-	-	-	19,115,339
U.S. Treasury	-	-	11,910,676	-	-	-	11,910,676

† See Statement of Investments for additional detailed categorizations.

†† Amount shown represents unrealized appreciation (depreciation) at period end.

126

Table 2 summarizes the reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for BNY Mellon Emerging Markets Fund.

Table 2—Reconciliation of Level 3 Assets
Equity Securities- Foreign ($)
Balance as of 8/31/2015	5,684,823
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(2,932,462)
Purchases/issuances	—
Sales/dispositions	—
Transfers into Level 3	—
Transfers out of Level 3†	(2,752,361)
Balance as of 8/31/2016	—
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to investments still held at 8/31/2016	—

†  The transfer out of Level 3 for the current period was due to the resumption of trading of a security.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the funds may lend securities to qualified institutions. It is the funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The funds are entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the funds or credit the funds with the market value of the unreturned securities and is subrogated to the funds’ rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. Table 3 summarizes the amount The Bank of New York Mellon earned from each relevant fund from lending portfolio securities, pursuant to the securities lending agreement during the period ended August 31, 2016.

Table 3—Securities Lending Agreement

BNY Mellon Large Cap Stock Fund	$7,138
BNY Mellon Large Cap Market Opportunities Fund	443
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	5,085
BNY Mellon Income Stock Fund	10,623
BNY Mellon Mid Cap Multi-Strategy Fund	131,022
BNY Mellon Small Cap Multi-Strategy Fund	62,594
BNY Mellon Focused Equity Opportunities Fund	2,253
BNY Mellon Small/Mid Cap Multi-Strategy Fund	29,577
BNY Mellon Asset Allocation Fund	613

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Table 4 summarizes each fund’s investments in affiliated investment companies during the period ended August 31, 2016.

(e) Risk: BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Equity Income Fund invest in foreign markets which may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

127

NOTES TO FINANCIAL STATEMENTS (continued)

Table 4—Affiliated Investment Companies
	Value 8/31/2015 ($)	Purchases ($)	†	Sales ($)	Net Realized Gain (Loss) ($)	Net Unrealized Appreciation (Depreciation) ($)	Value 8/31/2016	Net Assets (%)	Dividends/ Distributions ($)
BNY Mellon Large Cap Stock Fund
Dreyfus Institutional Cash Advantage Fund, Institutional Shares	4,895,683	44,689,714		44,866,850	–	–	4,718,547	1.4	–
Dreyfus Institutional Preferred Government Plus Money Market Fund††	1,055,612	64,424,529		63,975,641	–	–	1,504,500.4		–
Total	5,951,295	109,114,243		108,842,491	–	–	6,223,047	1.8	–
BNY Mellon Large Cap Market Opportunities Fund
BNY Mellon Income Stock Fund, Cl. M	18,506,351	–		7,125,431	(857)	173,712	11,553,775	13.8	1,724,059
Dreyfus Institutional Cash Advantage Fund, Institutional Shares	—	7,184,074		7,010,221	–	–	173,853.2		–
Dreyfus Institutional Preferred Government Plus Money Market Fund††	642,367	30,374,253		30,378,672	–	–	637,948.8		1,836
Dreyfus Research Growth Fund, Cl. Y	26,877,003	–		11,035,003	1,522,187	(1,035,253)	16,328,934	19.4	1,373,587
Dreyfus Strategic Value Fund, Cl. Y	24,248,039	–		7,566,967	(481,651)	(1,129,264)	15,070,157	17.9	2,987,025
Total	70,273,760	37,558,327		63,116,294	1,039,679	(1,990,805)	43,764,667	52.1	6,086,507
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
BNY Mellon Income Stock Fund, Cl. M	47,361,479	–		9,806,838	(180,266)	618,464	37,992,839	10.9	5,153,158
Dreyfus Institutional Cash Advantage Fund, Institutional Shares	—	23,649,853		21,417,477	–	–	2,232,376.6		–
Dreyfus Institutional Preferred Government Plus Money Market Fund††	2,606,818	44,722,655		46,273,434	–	–	1,056,039.3		6,199
Dreyfus Research Growth Fund, Cl. Y	46,775,919	–		10,022,678	915,624	(297,128)	37,371,737	10.6	2,526,602
Dreyfus Strategic Value Fund, Cl. Y	48,136,817	2,300,000		9,184,241	(695,699)	(2,175,517)	38,381,360	10.9	6,459,043
Total	144,881,033	70,672,508		96,704,668	39,659	(1,854,181)	117,034,351	33.3	14,145,002
BNY Mellon Income Stock Fund
Dreyfus Institutional Cash Advantage Fund, Institutional Shares	—	90,834,983		90,834,983	–	–	–	–	–
Dreyfus Institutional Preferred Government Plus Money Market Fund††	35,029,870	303,557,591		300,118,645	–	–	38,468,816	3.5	–
Total	35,029,870	394,392,574		390,953,628	–	–	38,468,816	3.5	–

128

Table 4—Affiliated Investment Companies (continued)
	Value 8/31/2015 ($)	Purchases ($)	†	Sales ($)	Net Realized Gain (Loss) ($)	Net Unrealized Appreciation (Depreciation) ($)	Value 8/31/2016	Net Assets (%)	Dividends/ Distributions ($)
BNY Mellon Mid Cap Multi-Strategy Fund
Dreyfus Institutional Cash Advantage Fund, Institutional Shares	90,518,383	532,146,930		567,688,120	–	–	54,977,193	2.2	–
Dreyfus Institutional Preferred Government Plus Money Market Fund††	61,681,822	403,938,958		439,568,399	–	–	26,052,381	1.0	–
Total	152,200,205	936,085,888		1,007,256,519	–	–	81,029,574	3.2	–
BNY Mellon Small Cap Multi-Strategy Fund
Dreyfus Institutional Cash Advantage Fund, Institutional Shares	12,009,038	256,286,042		232,618,677	–	–	35,676,403	8.8	–
Dreyfus Institutional Preferred Government Plus Money Market Fund††	4,198,727	86,100,953		83,551,298	–	–	6,748,382	1.7	–
Total	16,207,765	342,386,995		316,169,975	–	–	42,424,785	10.5	–
BNY Mellon Focused Equity Opportunities Fund
Dreyfus Institutional Cash Advantage Fund, Institutional Shares	–	27,016,613		27,016,613	–	–	–	–	-
Dreyfus Institutional Preferred Government Plus Money Market Fund††	299,952	43,491,179		43,791,131	–	–	–	–	-
Total	299,952	70,507,792		70,807,744	–	–	–	–	-
BNY Mellon Small/ Mid Cap Multi-Strategy Fund
Dreyfus Institutional Cash Advantage Fund, Institutional Shares	7,296,640	147,827,996		138,698,803	–	–	16,425,833	5.4	–
Dreyfus Institutional Preferred Government Plus Money Market Fund††	7,610,955	86,067,028		89,087,778	–	–	4,590,205	1.5	–
Total	14,907,595	233,895,024		227,786,581	–	–	21,016,038	6.9	–
BNY Mellon International Fund
Dreyfus Institutional Preferred Government Plus Money Market Fund††	–	305,831,805		299,062,612	–	–	6,769,193.7		–
BNY Mellon Emerging Markets Fund
Dreyfus Institutional Preferred Government Plus Money Market Fund††	85,348	320,358,502		317,703,115	–	–	2,740,735.4		–
BNY Mellon International Appreciation Fund
Dreyfus Institutional Preferred Government Plus Money Market Fund††	684,003	16,215,690		16,226,770	–	–	672,923.9		–

129

NOTES TO FINANCIAL STATEMENTS (continued)

Table 4—Affiliated Investment Companies (continued)
	Value 8/31/2015 ($)	Purchases ($)	†	Sales ($)	Net Realized Gain (Loss) ($)	Net Unrealized Appreciation (Depreciation) ($)	Value 8/31/2016	Net Assets (%)	Dividends/ Distributions ($)
BNY Mellon International Equity Income Fund
Dreyfus Institutional Preferred Government Plus Money Market Fund††	3,115,092	176,676,653		176,225,256	–	–	3,566,489	1.2	–
BNY Mellon Asset Allocation Fund
BNY Mellon Corporate Bond Fund, Cl. M	11,334,970	411,850		-	-	444,153	12,190,973	2.7	411,850
BNY Mellon Emerging Markets Fund, Cl. M	22,644,868	211,409		13,503,678	(2,954,296)	3,615,004	10,013,307	2.2	211,409
BNY Mellon Focused Equity Opportunities Fund, Cl. M	35,900,535	3,302,800		6,933,453	(666,417)	270,683	31,874,148	7.1	3,302,800
BNY Mellon Income Stock Fund, Cl. M	11,470,370	1,361,377		-	-	282,269	13,114,016	2.9	1,361,378
BNY Mellon Intermediate Bond Fund, Cl. M	25,303,931	510,814		2,248,141	(76,825)	457,173	23,946,952	5.3	510,814
BNY Mellon International Fund, Cl. M	22,258,330	306,028		10,153,692	497,082	(1,738,975)	11,168,773	2.5	306,028
BNY Mellon Mid Cap Multi-Strategy Fund, Cl M	34,037,429	1,544,454		-	-	1,010,236	36,592,119	8.2	1,544,454
BNY Mellon Short-Term U.S. Government Securities Fund, Cl M	2,931,791	23,109		2,952,427	(31,895)	29,422	-	-	23,109
BNY Mellon Small/Mid Cap Multi-Strategy Fund, Cl M	8,067,522	496,292		-	-	(145,294)	8,418,520	1.9	496,292
Dreyfus Emerging Markets Debt Local Currency Fund Cl. Y	4,665,155	-		4,720,693	(397,307)	452,845	-	-	-
Dreyfus Floating Rate Income Fund Cl. Y	9,751,795	431,582		-	-	(184,151)	9,999,226	2.2	431,581
Dreyfus Global Real Estate Securities Fund Cl. Y	7,173,098	387,848		-	-	904,548	8,465,494	1.9	387,848
Dreyfus High Yield Fund Cl. I	13,044,410	784,990		-	-	(73,828)	13,755,572	3.1	784,882
Dreyfus Institutional Cash Advantage Fund, Institutional Shares	-	3,906,640		2,489,450	-	-	1,417,190	0.3	-
Dreyfus Institutional Preferred Government Plus Money Market Fund††	3,638,118	66,874,444		54,519,533	-	-	15,993,029	3.6	15,205
Dreyfus International Small Cap Fund Cl. Y	14,667,573	100,127		4,843,392	(585,639)	272,212	9,610,881	2.1	100,128
Dreyfus Research Growth Fund Cl. Y	7,294,671	398,761		-	-	254,267	7,947,699	1.8	398,761
Dreyfus Select Managers Small Cap Growth Fund Cl. Y	15,251,974	962,729		-	-	(1,089,535)	15,125,168	3.4	962,729
Dreyfus Select Managers Small Cap Value Fund Cl. Y	12,422,112	854,087		-	-	(81,027)	13,195,172	2.9	854,087
Dreyfus U.S. Equity Fund Cl. Y	2,401,827	360,580		-	-	(31,223)	2,731,184	0.6	360,580
Dreyfus/Newton International Equity Fund Cl. Y	11,241,563	127,032		-	-	(372,709)	10,995,886	2.4	127,033

130

Table 4—Affiliated Investment Companies (continued)
	Value 8/31/2015 ($)	Purchases ($)	†	Sales ($)	Net Realized Gain (Loss) ($)	Net Unrealized Appreciation (Depreciation) ($)	Value 8/31/2016	Net Assets (%)	Dividends/ Distributions ($)
Dynamic Total Return Fund Cl. Y	7,591,990	-		-	-	141,133	7,733,123	1.7	-
Global Stock Fund Cl. Y	7,006,650	689,852		-	-	22,184	7,718,686	1.7	689,852
Total	290,100,682	84,046,805		102,364,459	(4,215,297)	4,439,387	272,007,118	60.5	13,280,820

†  Includes reinvested dividends/distributions.

††  Formerly Dreyfus Institutional Preferred Plus Money Market Fund.

BNY Mellon Asset Allocation Fund invests in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

BNY Mellon Focused Equity Opportunities Fund is non-diversified, which means that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers. Therefore, the fund’s performance may be vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

(f) Dividends to shareholders: Dividends payable to shareholders are recorded by each fund on the ex-dividend date. BNY Mellon Large Cap Stock Fund, BNY Mellon Income Stock Fund and BNY Mellon Asset Allocation Fund normally declare and pay dividends from investment income-net monthly. BNY Mellon International Equity Income Fund normally declares and pays dividends from investment income-net quarterly. BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Focused Equity Opportunities Fund, BNY Mellon Small/Mid Cap Multi-Strategy Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Appreciation Fund normally declare and pay dividends from investment income-net annually. Dividends from net realized capital gains, if any, are normally declared and paid annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers of a fund, it is the policy of each fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each fund is treated as a separate entity for the purpose of determining such qualification.

As of and during the period ended August 31, 2016, the funds did not have any liabilities for any uncertain tax positions. Each fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended August 31, 2016, the funds did not incur any interest or penalties.

Each tax year in the four-year period ended August 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Table 5 summarizes each fund’s components of accumulated earnings on a tax basis at August 31, 2016.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), each fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

131

NOTES TO FINANCIAL STATEMENTS (continued)

Table 5—Components of Accumulated Earnings
	Undistributed Ordinary Income($)	Accumulated Capital (Losses) ($)	Undistributed Capital Gains ($)	Unrealized Appreciation (Depreciation) ($)	Capital (Losses) Realized After October 31, 2015 ($)†
BNY Mellon Large Cap Stock Fund	17,929	–	10,162,143	57,927,744	–
BNY Mellon Large Cap Market Opportunities Fund	703,655	–	9,192,806	14,074,070	–
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	3,168,764	–	13,759,633	95,820,556	–
BNY Mellon Income Stock Fund	–	–	24,551,968	167,902,261	–
BNY Mellon Mid Cap Multi-Strategy Fund	11,723,021	–	10,212,702	538,920,158	–
BNY Mellon Small Cap Multi-Strategy Fund	–	–	–	51,773,852	(2,266,249)
BNY Mellon Focus Equity Opportunities Fund	4,176,219	–	12,740,003	89,676,246	–
BNY Mellon Small/Mid Cap Multi-Strategy Fund	133,559	(3,412,561)	–	32,074,122	–
BNY Mellon International Fund	19,125,576	(666,497,735)	–	(46,111,983)	–
BNY Mellon Emerging Markets Fund	5,244,304	(475,178,017)	–	109,323,901	–
BNY Mellon International Appreciation Fund	1,660,959	(44,678,187)	–	(26,489,516)	–
BNY Mellon International Equity Income Fund	3,373,963	(51,967,999)	–	10,037,412	–
BNY Mellon Asset Allocation Fund	429,889	–	3,836,482	39,462,792	–

† These losses were deferred for tax purposes to the first day of the following fiscal year.

Table 6 summarizes each relevant fund’s accumulated capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2016.

Table 7 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2016 and August 31, 2015, respectively.

During the period ended August 31, 2016, as a result of permanent book to tax differences, where indicated each identified fund increased (decreased) accumulated undistributed investment income-net, increased (decreased) accumulated net realized gain (loss) on investments and (decreased) paid-in capital as summarized in Table 8. These permanent book to tax differences are primarily due to the tax treatment for real estate investment trusts and dividend reclassification for BNY Mellon Large Cap Stock Fund, short-term capital gain distributions from regulated investment company holdings for BNY Mellon Large Cap Market Opportunities Fund, real estate investment trusts and short-term capital gain distributions from regulated investment company holdings for BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, real estate investment trusts and dividend reclassification for BNY Mellon Income Stock Fund, real estate investment trusts, dividend reclassification and a limited partnership for BNY Mellon Mid Cap Multi-Strategy Fund, real estate investment trusts, net operating losses and passive foreign investment companies for BNY Mellon Small Cap Multi-Strategy Fund, real estate investment trusts, passive foreign investment companies and dividend reclassification for BNY Mellon Small/Mid Cap Multi-Strategy Fund, foreign exchange gains and losses and passive foreign investment companies for BNY Mellon International Fund, foreign exchange gains and losses, passive foreign investment companies and foreign capital gain taxes for BNY Mellon Emerging Markets Fund, passive foreign investment companies for BNY Mellon International Appreciation Fund, foreign exchange gains and losses and passive foreign investment companies for BNY Mellon International Equity Income Fund and real estate investment trusts, amortization adjustments, paydown gains and losses on mortgage-backed securities Treasury Inflation Protection Securities, short-term capital gain distribution from regulated investment company holdings and dividend reclassification for BNY Mellon Asset Allocation Fund. Net assets and net asset value per share were not affected by these reclassifications.

Table 6—Capital Loss Carryover
	Expiring in fiscal year		Post-Enactment Short-Term Losses ($)††	Post-Enactment Long-Term Losses ($)†††
	2017 ($)†	2018 ($)†			Total ($)
BNY Mellon Small/Mid Cap Multi-Strategy Fund	-	-	3,412,561	-	3,412,561
BNY Mellon International Fund	87,733,773	462,294,170	41,410,131	75,059,661	666,497,735
BNY Mellon Emerging Markets Fund	-	-	212,188,767	262,989,250	475,178,017
BNY Mellon International Appreciation Fund	15,657,135	-	547,866	28,473,186	44,678,187
BNY Mellon International Equity Income Fund	-	-	36,174,938	15,793,061	51,967,999

† If not applied, the carryovers expire in the above fiscal years.

†† Post-enactment short-term capital losses which can be carried forward for an unlimited period.

††† Post-enactment long-term capital losses which can be carried forward for an unlimited period.

132

Table 7— Tax Character of Distributions Paid
	2016		2015
	Ordinary Income ($)	Long-Term Capital Gains ($)	Ordinary Income ($)	Long-Term Capital Gains ($)
BNY Mellon Large Cap Stock Fund	6,198,924	35,080,419	33,049,617	50,183,920
BNY Mellon Large Cap Market Opportunities Fund	1,000,346	20,355,484	6,814,516	24,224,852
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	4,001,301	29,096,521	18,169,833	46,876,485
BNY Mellon Income Stock Fund	40,861,818	78,955,736	69,863,917	83,958,790
BNY Mellon Mid Cap Multi-Strategy Fund	3,707,741	101,413,768	30,572,498	90,782,745
BNY Mellon Small Cap Multi-Strategy Fund	–	14,512,283	–	16,382,811
BNY Mellon Focused Equity Opportunities Fund	3,924,693	43,858,883	31,556,543	80,905,525
BNY Mellon Small/Mid Cap Multi-Strategy Fund	2,398,472	17,197,755	29,294,975	72,368,389
BNY Mellon International Fund	14,985,335	–	14,602,374	–
BNY Mellon Emerging Markets Fund	7,875,624	–	22,594,568	–
BNY Mellon International Appreciation Fund	2,244,800	–	3,250,121	–
BNY Mellon International Equity Income Fund	6,916,630	–	11,735,645	–
BNY Mellon Asset Allocation Fund	8,125,141	22,308,569	15,972,128	15,165,227

Table 8—Return of Capital Statement of Position

	Accumulated Undistributed Investment Income-Net ($)	Accumulated Net Realized Gain (Loss) ($)	Paid-in Capital ($)
BNY Mellon Large Cap Stock Fund	(21,000)	21,000	–
BNY Mellon Large Cap Market Opportunities Fund	346,735	(346,735)	–
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	847,274	(847,274)	–
BNY Mellon Income Stock Fund	304,825	(304,825)	–
BNY Mellon Mid Cap Multi-Strategy Fund	(1,969,422)	1,969,422	–
BNY Mellon Small Cap Multi-Strategy Fund	854,338	(774,998)	(109,340)
BNY Mellon Small/Mid Cap Multi-Strategy Fund	740,236	(740,236)	–
BNY Mellon International Fund	1,995,988	(1,995,988)	–
BNY Mellon Emerging Markets Fund	(3,254,121)	3,254,121	–
BNY Mellon International Appreciation Fund	14,892	(14,892)	–
BNY Mellon International Equity Income Fund	(387,053)	387,053	–
BNY Mellon Asset Allocation Fund	696,527	(696,527)	–

NOTE 2—Bank Lines of Credit:

The funds participate with other Dreyfus-managed funds in a $555 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million and prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended August 31, 2016, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund and BNY Mellon Small/Mid Cap Multi-Strategy Fund did not borrow under the Facilities.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2016 for BNY Mellon Large Cap Stock Fund was approximately $85,500, with a related weighted average annualized interest rate of 1.27%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2016 for BNY Mellon Large Cap Market Opportunities Fund was approximately $40,400, with a related weighted average annualized interest rate of 1.37%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2016 for BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund was

133

NOTES TO FINANCIAL STATEMENTS (continued)

approximately $29,200, with a related weighted average annualized interest rate of 1.37%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2016 for BNY Mellon Income Stock Fund was approximately $410,100, with a related weighted average annualized interest rate of 1.19%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2016 for BNY Mellon Focused Equity Opportunities Fund was approximately $911,500, with a related weighted average annualized interest rate of 1.29%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2016 for BNY Mellon International Fund was approximately $439,300, with a related weighted average annualized interest rate of 1.05%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2016 for BNY Mellon Emerging Markets Fund was approximately $2,830,900, with a related weighted average annualized interest rate of 1.28%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2016 for BNY Mellon International Appreciation Fund was approximately $4,600, with a related weighted average annualized interest rate of 1.35%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2016 for BNY Mellon International Equity Income Fund was approximately $95,400, with a related weighted average annualized interest rate of 1.21%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2016 for BNY Mellon Asset Allocation Fund was approximately $32,500, with a related weighted average annualized interest rate of 1.38%.

NOTE 3—Investment Advisory Fee, Administration Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .65% of BNY Mellon Large Cap Stock Fund, .70% (direct investment in securities) and .15% (other underlying funds, which may consist of affiliated funds, mutual funds and exchange traded funds) of BNY Mellon Large Cap Market Opportunities Fund, .70% (direct investment in securities) and .15% (other underlying funds, which may consist of affiliated funds, mutual funds and exchange traded funds) of BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, .65% of BNY Mellon Income Stock Fund, .75% of BNY Mellon Mid Cap Multi-Strategy Fund, .85% of BNY Mellon Small Cap Multi-Strategy Fund, .70% of BNY Mellon Focused Equity Opportunities Fund, .75% of BNY Mellon Small/Mid Cap Multi-Strategy Fund, .85% of BNY Mellon International Fund, 1.15% of BNY Mellon Emerging Markets Fund, .50% of BNY Mellon International Appreciation Fund, .85% of BNY Mellon International Equity Income Fund and .65% (equity investments), .40% (debt securities) and .15% (money market investments and other underlying funds, which may consist of affiliated funds, mutual funds and exchange traded funds) of BNY Mellon Asset Allocation Fund.

For BNY Mellon Income Stock Fund, the Investment Adviser has contractually agreed, from May 31, 2016 through June 1, 2017, to waive receipt of its fees and/or assume the direct expense of the fund, so that the total expenses of Class A, Class C, Class I and Class Y shares (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .90% of the value of the fund’s average daily net assets. During the period ended August 31, 2016, there was no expense reimbursement pursuant to the understanding.

For BNY Mellon Asset Allocation Fund, the Investment Adviser has contractually agreed, from September 1, 2015 through December 31, 2016, to waive receipt of its fees and/or assume the direct expense of the fund, so that the total annual fund operating expenses of neither class (including indirect fees, and expense of the underlying funds, but excluding Shareholder Services Plan fees, taxes interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .87% of the value of the fund’s average daily net assets. This reduction in expenses, pursuant to the undertaking, amounted to $448,845 during the period ended August 31, 2016.

Pursuant to the Administration Agreement, The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion      .15%

$6 billion up to $12 billion   .12%

In excess of $12 billion    .10%

134

No administration fee is applied to assets held by BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund which are invested in shares of other underlying funds.

No administration fee is applied to assets held by BNY Mellon Asset Allocation Fund which are invested in cash or money market instruments or shares of other underlying funds.

Pursuant to a sub-investment advisory agreement between Dreyfus and Walter Scott, Dreyfus pays Walter Scott a monthly fee at an annual rate of .41% of BNY Mellon Large Cap Market Opportunities Fund’s and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund’s average daily net assets allocated to the U.S. Large Cap Equity Strategy.

Pursuant to separate sub-investment advisory agreements between Dreyfus and Robeco and Geneva, each serves as the fund’s sub-investment adviser responsible for the day-to-day management of a portion of BNY Mellon Mid Cap Multi-Strategy Fund’s portfolio. Dreyfus pays Robeco and Geneva separate monthly fees at an annual percentage of BNY Mellon Mid Cap Multi-Strategy Fund’s average daily net assets allocated to the Boston Partners Mid Cap Value Strategy and Henderson Geneva Mid Cap Growth Strategy, respectively. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the funds may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the funds to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares of BNY Mellon Income Stock Fund pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended August 31, 2016, Class C shares were charged $19 pursuant to the Distribution Plan.

Each fund has adopted a Shareholder Services Plan with respect to its Investor shares. BNY Mellon Income Stock Fund has also adopted a Shareholder Services Plan with respect to its Class A and Class C shares. Each fund pays the Distributor at an annual rate of .25% of the value of its Investor shares, and BNY Mellon Income Stock Fund pays the Distributor at an annual rate of .25% of the value of its Class A and Class C shares, based on the respective fund’s average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 9 summarizes the amounts Investor, Class A and Class C shares were charged during the period ended August 31, 2016, pursuant to the Shareholder Services Plan. Additional fees included in Shareholder servicing costs in the Statements of Operations primarily include fees paid for cash management charges.

Table 9—Shareholder Services Plan Fees

BNY Mellon Large Cap Stock Fund	$24,626
BNY Mellon Large Cap Market Opportunities Fund	1,940
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	9,914
BNY Mellon Income Stock Fund
Investor Shares	35,906
Class A	89
Class C	6
BNY Mellon Mid Cap Multi-Strategy Fund	142,199
BNY Mellon Small Cap Multi-Strategy Fund	32,476
BNY Mellon Focused Equity Opportunities Fund	15,617
BNY Mellon Small/Mid Cap Multi-Strategy Fund	3,971
BNY Mellon International Fund	29,721
BNY Mellon Emerging Markets Fund	30,015
BNY Mellon International Appreciation Fund	11,257
BNY Mellon International Equity Income Fund	3,433
BNY Mellon Asset Allocation Fund	15,823

The funds have arrangements with the transfer agent and the custodian whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial

135

NOTES TO FINANCIAL STATEMENTS (continued)

reporting purposes, the funds include net earnings credits as expense offsets in the Statements of Operations.

Each fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the funds. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. The Bank of New York Mellon pays each fund’s transfer agent fees out of the administration fee it receives from the Trust. Table 10 summarizes the amount each fund was charged during the period ended August 31, 2016 for cash management services, which is included in Shareholder servicing costs in the Statements of Operations. Cash management fees were partially offset by earnings credits, also summarized in Table 10.

Each fund compensates The Bank of New York Mellon, under a custody agreement for providing custodial services for each fund. These fees are determined based on net assets, geographic region and transaction activity. Table 11 summarizes the amount each fund was charged during the period ended August 31, 2016 pursuant to the custody agreement.

Table 10—Cash Management Agreement Fees
	Dreyfus Transfer, Inc. Cash Management Fees ($)	Dreyfus Transfer, Inc. Earnings Credits ($)
BNY Mellon Large Cap Stock Fund	92	(32)
BNY Mellon Large Cap Market Opportunities Fund	16	(5)
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	29	(10)
BNY Mellon Income Stock Fund	138	(49)
BNY Mellon Mid Cap Multi-Strategy Fund	1,351	(466)
BNY Mellon Small Cap Multi-Strategy Fund	537	(185)
BNY Mellon Focused Equity Opportunities Fund	61	(22)
BNY Mellon Small/Mid Cap Multi-Strategy Fund	57	(20)
BNY Mellon International Fund	135	(46)
BNY Mellon Emerging Markets Fund	160	(54)
BNY Mellon International Appreciation Fund	227	(79)
BNY Mellon International Equity Income Fund	35	(12)
BNY Mellon Asset Allocation Fund	35	(12)

Table 11—Custody Agreement Fees
	Custody Fees ($)	Earnings Credits ($)
BNY Mellon Large Cap Stock Fund	51,524	–
BNY Mellon Large Cap Market Opportunities Fund	21,183	–
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	20,152	–
BNY Mellon Income Stock Fund	77,840	–
BNY Mellon Mid Cap Multi-Strategy Fund	182,932	–
BNY Mellon Small Cap Multi-Strategy Fund	122,919	(15)
BNY Mellon Focused Equity Opportunities Fund	47,627	–
BNY Mellon Small/Mid Cap Multi-Strategy Fund	110,585	(20)
BNY Mellon International Fund	338,912	–
BNY Mellon Emerging Markets Fund	984,526	–
BNY Mellon International Appreciation Fund	13,114	–
BNY Mellon International Equity Income Fund	157,491	–
BNY Mellon Asset Allocation Fund	18,310	–

136

Table 12 summarizes the amount each fund was charged for services performed by the Chief Compliance Officer and his staff, during the period ended August 31, 2016.

Table 12—Chief Compliance Officer Fees

BNY Mellon Large Cap Stock Fund	$9,967
BNY Mellon Large Cap Market Opportunities Fund	13,954
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	13,954
BNY Mellon Income Stock Fund	9,967
BNY Mellon Mid Cap Multi-Strategy Fund	15,948
BNY Mellon Small Cap Multi-Strategy Fund	9,967
BNY Mellon Focused Equity Opportunities Fund	9,967
BNY Mellon Small/Mid Cap Multi-Strategy Fund	9,967
BNY Mellon International Fund	9,967
BNY Mellon Emerging Markets Fund	9,967
BNY Mellon International Appreciation Fund	9,967
BNY Mellon International Equity Income Fund	9,967
BNY Mellon Asset Allocation Fund	11,961

Table 13 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statements of Assets and Liabilities for each fund.

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

Table 14 summarizes each fund’s aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward contracts, financial futures and options transactions, during the period ended August 31, 2016.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each relevant fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by each relevant fund during the period ended August 31, 2016 is discussed below.

Table 13—Due to The Dreyfus Corporation and Affiliates
	Investment Advisory Fees ($)	Distribution Plan Fees ($)	Shareholder Services Plan Fees ($)	Custodian Fees ($)	Chief Compliance Officer Fees ($)	Less Expense Reimbursement ($)
BNY Mellon Large Cap Stock Fund	188,963	–	2,074	23,802	6,416	–
BNY Mellon Large Cap Market Opportunities Fund	30,020	–	109	13,298	8,982	–
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	155,026	–	1,271	10,204	8,982	–
BNY Mellon Income Stock Fund	593,729	6	3,519	38,400	6,416	–
BNY Mellon Mid Cap Multi-Strategy Fund	1,582,143	–	12,922	90,945	10,265	–
BNY Mellon Small Cap Multi-Strategy Fund	290,801	—	2,969	59,995	6,416	–
BNY Mellon Focused Equity Opportunities Fund	261,606	–	990	23,391	6,416	–
BNY Mellon Small/Mid Cap Multi-Strategy Fund	193,427	–	343	52,480	6,416	–
BNY Mellon International Fund	740,823	–	2,412	120,167	6,416	–
BNY Mellon Emerging Markets Fund	690,948	–	2,419	473,205	6,416	–
BNY Mellon International Appreciation Fund	33,217	–	924	5,249	6,416	–
BNY Mellon International Equity Income Fund	205,602	–	179	71,644	6,416	–
BNY Mellon Asset Allocation Fund	112,012	–	1,306	10,122	7,699	(19,545)

137

NOTES TO FINANCIAL STATEMENTS (continued)

Table 14—Purchases and Sales
	Purchases ($)	Sales ($)
BNY Mellon Large Cap Stock Fund	178,900,128	271,272,649
BNY Mellon Large Cap Market Opportunities Fund	20,222,538	70,666,235
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	51,348,015	125,519,601
BNY Mellon Income Stock Fund	546,334,012	655,780,779
BNY Mellon Mid Cap Multi-Strategy Fund	1,803,600,200	1,727,024,623
BNY Mellon Small Cap Multi-Strategy Fund	380,258,305	376,000,920
BNY Mellon Focused Equity Opportunities Fund	233,596,542	401,514,540
BNY Mellon Small/Mid Cap Multi-Strategy Fund	296,275,796	347,732,737
BNY Mellon International Fund	942,582,894	900,293,200
BNY Mellon Emerging Markets Fund	809,039,713	1,294,724,510
BNY Mellon International Appreciation Fund	2,646,348	26,890,821
BNY Mellon International Equity Income Fund	199,433,484	213,333,784
BNY Mellon Asset Allocation Fund	107,805,041	147,846,295

Financial Futures: In the normal course of pursuing its investment objective, BNY Mellon International Appreciation Fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statements of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statements of Operations. There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange guarantees the financial futures against default. Financial futures open at August 31, 2016 are set forth in the Statements of Financial Futures.

Options Transactions: BNY Mellon Income Stock Fund purchases and writes (sells) put and call options to hedge against changes in the values of equities or as a substitute for an investment. The fund is subject to market risk, in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Table 15 summarizes BNY Mellon Income Stock Fund’s call/put options written during the period ended August 31, 2016.

138

Table 15—Options Written
BNY Mellon Income Stock Fund			Options Terminated
Options Written	Number of Contracts	Premiums Received ($)	Cost ($)	Net Realized Gain (Loss) ($)
Contracts outstanding August 31, 2015	2,847	175,722
Contracts written	38,178	2,706,874
Contracts terminated:
Contracts closed	12,103	638,021	1,319,470	(681,449)
Contracts expired	25,087	2,062,372	–	2,062,372
Contracts exercised	2,056	105,708
Total contracts terminated	39,246	2,806,101	1,319,470	1,380,923
Contracts outstanding August 31, 2016	1,779	76,495

Forward Foreign Currency Exchange Contracts: BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Equity Income Fund enter into forward contracts in order to hedge their exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of their investment strategies. When executing forward contracts, each fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, each fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. Each fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, each fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. Each fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statements of Operations. Each fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. Each fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between each fund and the counterparty and the posting of collateral, if any, by the counterparty to each fund to cover the funds’ exposure to the counterparty. At August 31, 2016, there were no forward contracts outstanding for BNY Mellon Emerging Markets Fund and BNY Mellon International Equity Income Fund. Table 16 summarizes open forward contracts for each relevant fund at August 31, 2016.

Table 16—Forward Foreign Currency Exchange Contracts

BNY Mellon International Fund
Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Sales:
Credit Suisse International
Japanese Yen,
Expiring
9/1/2016	245,273,020	2,385,461	2,370,590	14,871
JP Morgan Chase Bank
Singapore Dollar,
Expiring
9/1/2016	437,870	321,059	321,384	(325)
Gross Unrealized Appreciation				14,871
Gross Unrealized Depreciation				(325)

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require each relevant fund to disclose both gross and net information with respect to such investments.

139

NOTES TO FINANCIAL STATEMENTS (continued)

For financial reporting purposes, each relevant fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

Table 17 summarizes each relevant fund’s derivatives assets and liabilities (by type) on a gross basis, and net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of August 31, 2016.

Table 17—Derivative of Assets and Liabilities subject to Master Netting Agreements

BNY Mellon International Fund

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	14,871	(325)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	14,871	(325)
Derivatives not subject to
Master Agreements	(14,871)	-
Total gross amount of assets
and liabilities subject to
Master Agreements	-	(325)

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
JP Morgan Chase Bank	(325)		-	-	(325)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

Table 18 summarizes each relevant fund’s average market value of derivatives outstanding during the period ended August 31, 2016.

Table 18—Average Market Value of Derivatives
Average Market Value ($)
BNY Mellon Income Stock Fund Equity options contracts	254,921
BNY Mellon International Fund Forward contracts	6,500,508
BNY Mellon Emerging Markets Fund Forward contracts	4,509,152
BNY Mellon International Appreciation Fund Equity financial futures	644,716
BNY Mellon International Equity Income Fund Forward contracts	5,467,237

Table 19 summarizes the cost of investments for federal income tax purposes, gross appreciation, gross depreciation and accumulated net unrealized appreciation (depreciation) on investments for each fund at August 31, 2016.

140

Table 19—Accumulated Net Unrealized Appreciation (Depreciation)
	Cost of Investments ($)	Gross Appreciation ($)	Gross Depreciation ($)	Net ($)
BNY Mellon Large Cap Stock Fund	284,494,116	65,446,280	7,518,536	57,927,744
BNY Mellon Large Cap Market Opportunities Fund	69,913,829	15,358,932	1,284,862	14,074,070
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	254,888,391	98,074,530	2,253,974	95,820,556
BNY Mellon Income Stock Fund	926,706,152	186,616,270	18,657,079	167,959,191
BNY Mellon Mid Cap Multi-Strategy Fund	2,010,137,658	587,773,387	48,853,229	538,920,158
BNY Mellon Small Cap Multi-Strategy Fund	389,152,591	67,087,402	15,313,550	51,773,852
BNY Mellon Focused Equity Opportunities Fund	347,588,293	95,811,379	6,135,133	89,676,246
BNY Mellon Small/Mid Cap Multi-Strategy Fund	284,668,652	43,997,261	11,923,139	32,074,122
BNY Mellon International Fund	1,063,527,980	50,235,909	96,215,636	(45,979,727)
BNY Mellon Emerging Markets Fund	593,578,874	147,994,542	38,634,614	109,359,928
BNY Mellon International Appreciation Fund	104,398,750	11,479,992	37,969,508	(26,489,516)
BNY Mellon International Equity Income Fund	271,431,530	24,445,436	14,396,079	10,049,357
BNY Mellon Asset Allocation Fund	413,926,650	46,178,123	6,715,331	39,462,792

141

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
BNY Mellon Funds Trust

We have audited the accompanying statements of assets and liabilities of BNY Mellon Large Cap Stock Fund, BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Focused Equity Opportunities Fund, BNY Mellon Small/Mid Cap Multi-Strategy Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund, BNY Mellon International Appreciation Fund, BNY Mellon International Equity Income Fund and BNY Mellon Asset Allocation Fund (collectively the “Funds”), each a series of BNY Mellon Funds Trust, including the statements of investments, statement of options written (with respect to BNY Mellon Income Stock Fund) and statement of financial futures (with respect to BNY Mellon International Appreciation Fund), as of August 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds, as of August 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 28, 2016

142

IMPORTANT TAX INFORMATION (Unaudited)

BNY Mellon Large Cap Stock Fund

For federal tax purposes, the fund reports the maximum amount allowable but not less than 99.77% of ordinary income dividends paid during the fiscal year ended August 31, 2016 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $5,561,501 as ordinary income dividends paid during the fiscal year ended August 31, 2016 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2017 of the percentage applicable to the preparation of their 2016 income tax returns. Also, the fund reports the maximum amount allowable but not less than $.5725 per share as a capital gain dividend paid on December 4, 2015 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0170 as a short-term capital gain dividend paid on December 4, 2015 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

BNY Mellon Large Cap Market Opportunities Fund

For federal tax purposes, the fund reports the maximum amount allowable but not less than 84.94% of ordinary income dividends paid during the fiscal year ended August 31, 2016 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $602,023 as ordinary income dividends paid during the fiscal year ended August 31, 2016 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2017 of the percentage applicable to the preparation of their 2016 income tax returns. Also, the fund reports the maximum amount allowable but not less than $2.2358 per share as a capital gain dividend paid on December 21, 2015 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund

For federal tax purposes, the fund reports the maximum amount allowable but not less than 96.71% of ordinary income dividends paid during the fiscal year ended August 31, 2016 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $3,613,063 as ordinary income dividends paid during the fiscal year ended August 31, 2016 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2017 of the percentage applicable to the preparation of their 2016 income tax returns. Also, the fund reports the maximum amount allowable but not less than $1.0813 per share as a capital gain dividend paid on December 21, 2015 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

BNY Mellon Income Stock Fund

For federal tax purposes, the fund reports the maximum amount allowable but not less than 88.71% of ordinary income dividends paid during the fiscal year ended August 31, 2016 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $30,155,667 as ordinary income dividends paid during the fiscal year ended August 31, 2016 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2017 of the percentage applicable to the preparation of their 2016 income tax returns. Also, the fund reports the maximum amount allowable but not less than $.6576 per share as a capital gain dividend paid on December 4, 2015 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.1278 as a short-term capital gain dividend paid on December 4, 2015 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

BNY Mellon Mid Cap Multi-Strategy Fund

For federal tax purposes, the fund reports the maximum amount allowable but not less than 100% of ordinary income dividends paid during the fiscal year ended August 31, 2016 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $3,707,741 as ordinary income dividends paid during the fiscal year ended August 31, 2016 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2017 of the percentage applicable to the preparation of their 2016 income tax returns. Also, the fund reports the maximum amount allowable but not less than $.6413 per share as a capital gain dividend paid on December

143

IMPORTANT TAX INFORMATION (Unaudited) (continued)

14, 2015 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0056 as a short-term capital gain dividend paid on December 14, 2015 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

BNY Mellon Small Cap Multi-Strategy Fund

For federal tax purposes, the fund reports the maximum amount allowable but not less than $.6263 per share as a capital gain dividend paid on December 18, 2015 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

Mellon Focused Equity Opportunities Fund

For federal tax purposes, the fund reports the maximum amount allowable but not less than 66.97% of ordinary income dividends paid during the fiscal year ended August 31, 2016 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $396,571 as ordinary income dividends paid during the fiscal year ended August 31, 2016 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2017 of the percentage applicable to the preparation of their 2016 income tax returns. Also, the fund reports the maximum amount allowable but not less than $1.2374 per share as a capital gain dividend paid on December 3, 2015 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0030 as a short-term capital gain dividend paid on December 3, 2015 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

BNY Mellon Small/Mid Cap Multi-Strategy Fund

For federal tax purposes, the fund reports the maximum amount allowable but not less than 100% of ordinary income dividends paid during the fiscal year ended August 31, 2016 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $2,398,472 as ordinary income dividends paid during the fiscal year ended August 31, 2016 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2017 of the percentage applicable to the preparation of their 2016 income tax returns. Also, the fund reports the maximum amount allowable but not less than $.6866 per share as a capital gain dividend paid on December 10, 2015 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0605 as a short-term capital gain dividend paid on December 10, 2015 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

BNY Mellon International Fund

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund’s income sourced from foreign countries and taxes paid from foreign countries. The fund reports the maximum amount allowable but not less than $30,068,992 as income sourced from foreign countries for the fiscal year ended August 31, 2016 in accordance with Section 853(c)(2) of the Internal Revenue Code and also, the fund reports the maximum amount allowable but not less than $2,312,741 as taxes paid from foreign countries for the fiscal year ended August 31, 2016 in accordance with Section 853(a) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2016 calendar year with Form 1099-DIV which will be mailed in early 2017. Also, the fund reports the maximum amount allowable, but not less than $14,985,335 as ordinary income dividends paid during the fiscal year ended August 31, 2016 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.

BNY Mellon Emerging Markets Fund

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund’s income sourced from foreign countries and taxes paid from foreign countries. The fund reports the maximum amount allowable but not less than $22,322,055 as income sourced from foreign countries for the fiscal year ended August 31, 2016 in accordance with Section 853(c)(2) of the Internal Revenue Code and also, the fund reports the maximum amount allowable but not less than $2,465,069 as taxes paid from foreign countries for the fiscal year ended August 31, 2016 in accordance with Section 853(a) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2016 calendar year with Form 1099-DIV which will be mailed in early 2017. Also, the fund reports the maximum amount allowable, but not less than $7,875,624 as ordinary income dividends paid during the fiscal year ended August 31, 2016 as qualified

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dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.

BNY Mellon International Appreciation Fund

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund’s income sourced from foreign countries and taxes paid from foreign countries. The fund reports the maximum amount allowable but not less than $2,997,509 as income sourced from foreign countries for the fiscal year ended August 31, 2016 in accordance with Section 853(c)(2) of the Internal Revenue Code and also, the fund reports the maximum amount allowable but not less than $261,017 as taxes paid from foreign countries for the fiscal year ended August 31, 2016 in accordance with Section 853(a) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2016 calendar year with Form 1099-DIV which will be mailed in early 2017. Also, the fund reports the maximum amount allowable, but not less than $2,244,799 as ordinary income dividends paid during the fiscal year ended August 31, 2016 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.

BNY Mellon International Equity Income Fund

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund’s income sourced from foreign countries and taxes paid from foreign countries. The fund reports the maximum amount allowable but not less than $11,246,036 as income sourced from foreign countries for the fiscal year ended August 31, 2016 in accordance with Section 853(c)(2) of the Internal Revenue Code and also, the fund reports the maximum amount allowable but not less than $1,027,481 as taxes paid from foreign countries for the fiscal year ended August 31, 2016 in accordance with Section 853(a) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2016 calendar year with Form 1099-DIV which will be mailed in early 2017. Also, the fund reports the maximum amount allowable, but not less than $6,916,630 as ordinary income dividends paid during the fiscal year ended August 31, 2016 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.

BNY Mellon Asset Allocation Fund

For federal tax purposes, the fund reports the maximum amount allowable but not less than 78.32% of ordinary income dividends paid during the fiscal year ended August 31, 2016 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $6,145,735 as ordinary income dividends paid during the fiscal year ended August 31, 2016 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2017 of the percentage applicable to the preparation of their 2016 income tax returns. Also, the fund reports the maximum amount allowable but not less than $.5600 per share as a capital gain dividend paid on December 31, 2015 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0166 as a short-term capital gain dividend paid on December 31, 2015 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

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INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND BNY MELLON MID CAP MULTI-STRATEGY FUND’S SUB-ADVISORY AGREEMENTS (Unaudited)

At a meeting of the Trust’s Board of Trustees held on March 7-8, 2016, the Board considered the renewal of (i) the Trust’s Investment Advisory Agreement and Administration Agreement (together, the “Agreement”), pursuant to which BNY Mellon Fund Advisers, a division of Dreyfus, provides the funds with investment advisory services and The Bank of New York Mellon provides the funds with administrative services, (ii) the Sub-Investment Advisory Agreement with respect to BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, pursuant to which Walter Scott & Partners Limited (“Walter Scott”) provides day-to-day management of the portion of each fund’s investments allocated to the U.S. Large Cap Equity Strategy, (iii) the Sub-Investment Advisory Agreement with respect to BNY Mellon Mid Cap Multi-Strategy Fund, pursuant to which Robeco Investment Management, Inc. (“Robeco”), doing business as Boston Partners, provides day-to-day management of the fund’s investments allocated to the Boston Partners Mid Cap Value Strategy, and (iv) the Sub-Investment Advisory Agreement with respect to BNY Mellon Mid Cap Multi-Strategy Fund, pursuant to which Geneva Capital Management LLC (“Geneva”), doing business as Henderson Geneva Capital Management LLC, provides day-to-day management of the portion of the fund’s investments allocated to the Henderson Geneva Mid Cap Growth Strategy (Walter Scott, Robeco and Geneva, collectively, the “Sub-Advisers”). The Agreement and each Sub-Investment Advisory Agreement are collectively referred to as the “Agreements”. The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain of the administrative services referenced above. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Sub-Advisers. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Funds. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to the funds. Dreyfus provided the number of open accounts in each fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of the funds (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to each fund.

The Board also considered research support available to, and portfolio management capabilities of, each fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Sub-Advisers. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Funds’ Performance and Management Fees and Expense Ratios. The Board reviewed reports prepared by Broadridge Financial Solutions (“Broadridge”), an independent provider of investment company data, which included information comparing (1) each fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2015, and (2) each fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”). At Dreyfus’ request, the Board also reviewed reports prepared by Broadridge with respect to BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund and BNY Mellon Asset Allocation Fund (each, a “Fund of Funds”) which included information comparing (1) each fund’s performance with the performance of a group of funds of funds from various Broadridge categories (the “Funds of Funds Performance Group”) for various periods ended December 31, 2015, and (2) each fund’s actual and contractual management fees and total expenses with those of a group of funds of funds (the “Funds of Funds Expense Group”) and with a broader group of funds of funds (the “Funds of Funds Expense Universe”). The information for each comparison was derived in part from fund financial statements available to Broadridge as of the date of its analysis. With respect to each Fund of Funds, it was noted that the fund’s performance universe (the “Funds of Funds Performance Universe”) was identical to each fund’s

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respective Performance Universe, and so a separate comparison of the performance of each Fund of Funds to its Funds of Funds Performance Universe was not discussed. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe, and Dreyfus representatives informed the Board of the methodology Broadridge used to select the funds in the Funds of Funds Performance Group and the Funds of Funds Expense Group and Funds of Funds Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to each fund and comparison funds. They also noted that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance.

As applicable to each fund, Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as each fund and (2) paid to Dreyfus, the Sub-Advisers or the Dreyfus-affiliated primary employer of each fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee to each Sub-Adviser in relation to the fee paid to Dreyfus by the relevant fund and the respective services provided by the Sub-Adviser and Dreyfus. The Board also noted each Sub-Adviser’s fee is paid by Dreyfus (out of its fee from the relevant fund) and not the fund.

BNY Mellon Large Cap Market Opportunities Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians, and at or above the Funds of Funds Performance Group medians (highest in the Funds of Funds Performance Group for the one-year period), for all periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and the Funds of Funds Expense Group and Funds of Funds Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was below the Expense Group median and above the Funds of Funds Expense Group median (highest in the Funds of Funds Expense Group), the fund’s actual management fee was below the Expense Group and Expense Universe medians and above the Funds of Funds Expense Group and Funds of Funds Expense Universe medians and the fund’s total expenses were below the Expense Group and Fund of Funds Expense Universe medians, at the Funds of Funds Expense Group median and slightly above the Expense Universe median. It was noted that the fund invests a portion of its assets in underlying mutual funds (“Acquired Funds”) and that the fund’s pro rata share of the expenses of the Acquired Funds (the “Acquired Fund Expenses”) were included in the fund’s actual total expense rankings in the Expense Group and Expense Universe and the Funds of Funds Expense Group and Funds of Funds Expense Universe and that the other funds of funds in the Funds of Funds Expense Group and Funds of Funds Expense Group Universe also included Acquired Fund Expenses.

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group, the Funds of Funds Performance Group and the Performance Universe medians for all periods (lowest in the Performance Group for the two-, three-, four- and five-year periods), except for the one-year period when the fund’s performance was above the Funds of Funds Performance Group median and the one- and two-year periods when the fund’s performance was above the Performance Universe medians. The Board noted that there were only three other funds in the Performance Group and only one or three other funds in the Funds of Funds Performance Group. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and the Funds of Funds Expense Group and Funds of Funds Expense Universe funds and discussed the results of the comparisons. The

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INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND BNY MELLON MID CAP MULTI-STRATEGY FUND’S SUB-ADVISORY AGREEMENTS (Unaudited) (continued)

Board noted that the fund’s contractual management fee was above the Expense Group median (highest in the Expense Group) and below the Funds of Funds Expense Group median, the fund’s actual management fee was below the Expense Group median (lowest in the Expense Group) and above the Expense Universe, the Funds of Funds Expense Group and Funds of Funds Expense Universe medians and the fund’s total expenses were below the Expense Group and Funds of Funds Expense Group medians, above the Expense Universe median and at the Funds of Funds Expense Universe median. It was noted that the fund invests a portion of its assets in Acquired Funds and that the fund’s pro rata share of the Acquired Fund Expenses was included in the fund’s actual total expense rankings in the Expense Group and Expense Universe and the Funds of Funds Expense Group and Funds of Funds Expense Universe and that the other funds of funds in the Funds of Funds Expense Group and Funds of Funds Expense Group Universe also included Acquired Fund Expenses.

BNY Mellon Mid Cap Multi-Strategy Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was variously above and below the Performance Group medians and above the Performance Universe medians for all periods, except for the five-year period when the fund’s performance was below the Performance Universe median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group median and below the Expense Universe median.

BNY Mellon Small Cap Multi-Strategy Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was variously above, at and below the Performance Group medians and was variously above and below the Performance Universe medians for all periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group median and below the Expense Universe median.

BNY Mellon Small/Mid Cap Multi-Strategy Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods (lowest in the Performance Group for the four- and five-year periods), except for the two-year period when the fund’s performance was above the Performance Universe median. The proximity of the fund’s total return to the Performance Group and/or Performance Universe median was noted for certain periods in which the fund’s performance was below median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index and noted that the fund’s performance was above the return of the index in two of the six years.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group median and below the Expense Universe median.

BNY Mellon Asset Allocation Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was variously above, at and below the Performance Group and Funds of Funds Performance Group medians for all periods (lowest in the Funds of Funds Performance Group for the five-year period) and below the Performance Universe medians for all periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and the Funds of Funds Expense Group and Funds of Funds Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was below the Expense Group median (lowest in the Expense Group) and above the Funds of Funds Expense Group

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median (highest in the Funds of Funds Expense Group), the fund’s actual management fee was below the Expense Group and Expense Universe medians (lowest in the Expense Group) and above the Funds of Funds Expense Group and Funds of Funds Expense Universe medians (highest in the Funds of Funds Expense Group) and the fund’s total expenses were slightly above the Expense Group median and below the Expense Universe, Funds of Funds Expense Group and Funds of Funds Expense Universe medians. It was noted that the fund invests a portion of its assets in Acquired Funds and that the fund’s pro rata share of the Acquired Fund Expenses was included in the fund’s actual total expense rankings in the Expense Group and Expense Universe and the Funds of Funds Expense Group and Funds of Funds Expense Universe and that the other funds of funds in the Funds of Funds Expense Group and Funds of Funds Expense Group Universe also included Acquired Fund Expenses.

Dreyfus representatives noted that the investment adviser has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until December 31, 2016, so that annual direct fund operating expenses (including indirect fees and expenses of the underlying funds in which the fund may invest, but excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.87% of the fund’s average daily net assets.

BNY Mellon Income Stock Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods (highest in the Performance Group for the three-, four- and five-year periods and ranking in the first quartile of the Performance Group and Performance Universe for most periods), except for the ten-year period when the fund’s performance was below the Performance Group median (lowest in the Performance Group). Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians (highest in the Expense Group) and the fund’s total expenses were below the Expense Group and Expense Universe medians.

BNY Mellon International Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods (ranking in the first quartile of the Performance Universe for most periods), except for the two-year period when the fund’s performance was below the Performance Group median and the ten-year period when the fund’s performance was at the Performance Group median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board noted that, on August 6, 2015, the fund changed its investment strategy and, prior to that date, the fund allocated its assets between a core investment style and a value investment style.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians (highest in the Expense Group) and the fund’s total expenses were above the Expense Group median and below the Expense Universe median.

BNY Mellon Emerging Markets Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods (ranking in the fourth quartile of the Performance Group for all periods). Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board noted that, on August 6, 2015, the fund changed its investment strategy and, prior to that date, the fund allocated its assets between a core investment style and a value investment style.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was above the Expense Group median (highest in the Expense Group), the fund’s actual management fee was above the Expense Group and Expense Universe medians (highest in the Expense Group) and the fund’s total expenses were above the Expense Group and Expense Universe medians.

BNY Mellon Large Cap Stock Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was variously

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INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND BNY MELLON MID CAP MULTI-STRATEGY FUND’S SUB-ADVISORY AGREEMENTS (Unaudited) (continued)

above, at and below the Performance Group and Performance Universe medians, including ranking in the first quartile of the Performance Universe for the two-year period. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians (highest in the Expense Group) and the fund’s total expenses were above the Expense Group median and below the Expense Universe median.

BNY Mellon International Equity Income Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods (ranking in the fourth quartile of the Performance Group for most periods), except for the one-year period when the fund’s performance was at the Performance Group median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians (highest in the Expense Group) and the fund’s total expenses were above the Expense Group and Expense Universe medians (highest in the Expense Group).

BNY Mellon International Appreciation Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods (highest in the Performance Group for the one-year period), except for the five-year period when the fund’s performance was at the Performance Group median and the ten-year period when the fund’s performance was below the Performance Group and Performance Universe medians. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was below the Expense Group and Expense Universe medians and the fund’s total expenses were below the Expense Group and Expense Universe medians.

BNY Mellon Focused Equity Opportunities Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group medians for all periods (lowest in the Performance Group for the one-year period) and above the Performance Universe medians for all periods, except for the ten-year period when the fund’s performance was below the Performance Universe median. The proximity of the fund’s total return to the Performance Group median was noted for certain periods in which the fund’s performance was below median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index and noted that the fund’s performance was above the return of the index in three of the six years.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were below the Expense Group median and above the Expense Universe median.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing each fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing each fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also noted the expense limitation arrangement for BNY Mellon Asset Allocation Fund and its effect on the profitability of Dreyfus and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm

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also had analyzed where any economies of scale might emerge in connection with the management of the funds.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by Dreyfus and the Sub-Advisers, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for each fund and the extent to which economies of scale would be realized if each fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the relevant fund, pays each Sub-Adviser pursuant to its corresponding Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among the funds and the funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in a fund’s asset level. The Board also considered potential benefits to Dreyfus and the Sub-Advisers from acting as investment adviser and sub-investment advisers, respectively, and noted the soft dollar arrangements in effect for trading each fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus to each fund, by Walter Scott to BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund and by Robeco and Geneva to BNY Mellon Mid Cap Multi-Strategy Fund are adequate and appropriate.

• With respect to BNY Mellon Income Stock Fund and BNY Mellon International Appreciation Fund, the Board was satisfied with each fund’s performance.

• With respect to BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon International Fund and BNY Mellon Large Cap Stock Fund, the Board generally was satisfied with each fund’s overall performance.

• With respect to BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Small/Mid Cap Multi-Strategy Fund, BNY Mellon Asset Allocation Fund, BNY Mellon International Equity Income Fund and BNY Mellon Focused Equity Opportunities Fund, while the Board was concerned with the funds’ performance, the Board expressed confidence in the funds’ strategies and portfolio managers and agreed to closely monitor performance.

• With respect to BNY Mellon Emerging Markets Fund, the Board noted Dreyfus’ efforts to improve fund performance and agreed to closely monitor performance.

• The Board concluded that the fee paid to Dreyfus by each fund (and the Sub-Advisers, as applicable) supported the renewal of the Agreements in light of the considerations described above.

• The Board determined that the fees charged by Dreyfus under the Agreement with respect to BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund and BNY Mellon Asset Allocation Fund were for services in addition to, and not duplicative of, services provided under the advisory contracts of the underlying funds in which those funds invested.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the funds had been adequately considered by Dreyfus in connection with the fee rate charged to each fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with a fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other

151

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND BNY MELLON MID CAP MULTI-STRATEGY FUND’S SUB-ADVISORY AGREEMENTS (Unaudited) (continued)

interactions with Dreyfus and its affiliates and the Sub-Advisers, of each fund and the services provided to the funds by Dreyfus and, as applicable, the Sub-Advisers. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of each fund and the investment management and other services provided under the Agreements, including information on the investment performance of each fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to each fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for each fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreements.

152

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Patrick J. O’Connor (73)

Chairman of the Board (2000)

Principal Occupation During Past 5 Years:

• Attorney, Cozen and O’Connor, P.C. since 1973, including Vice Chairman since 1980 and Chief Executive Officer and President from 2002 to 2007

No. of Portfolios for which Board Member Serves: 25

———————

John R. Alchin (68)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Retired since 2007

• Executive of Comcast Corporation, a cable services provider, from 1990 to 2007, including Executive Vice-President, Co-Chief Financial Officer and Treasurer, from 2002 to 2007

Other Public Company Board Memberships During Past 5 Years:

• Polo Ralph Lauren Corporation, a retail clothing and home furnishing company, Director (2007-present)

No. of Portfolios for which Board Member Serves: 25

———————

Ronald R. Davenport (80)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Chairman of Sheridan Broadcasting Corporation since July 1972

No. of Portfolios for which Board Member Serves: 25

———————

Jack Diederich (79)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired; Executive Vice President—Chairman’s Counsel of Alcoa Inc. from 1991 to 1997

Other Public Company Board Memberships During Past 5 Years:

• Continental Mills, a dry baking products company, Board Member

No. of Portfolios for which Board Member Serves: 25

———————

Kim D. Kelly (60)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Consultant since 2005

• Chief Restructuring Officer of Allegiance Communications LLC from August 2011 to January 2013

• Director and Chair of Broadview Networks Holdings, Inc. from August 2011 to November 2012

Other Public Company Board Memberships During Past 5 Years:

• MCG Capital Corp., Director (2004-present)

• Broadview Network Holdings, Inc.-Director and Chair (2011-2012)

No. of Portfolios for which Board Member Serves: 25

———————

Kevin C. Phelan (72)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Mortgage Banker, Colliers International since March 1978, including,

Co-Chairman since 2010, President since 2007 and Executive Vice President and

Director from March 1998 to September 2007

No. of Portfolios for which Board Member Serves: 25

———————

Patrick J. Purcell (68)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Owner, President and Publisher of the Boston Herald since February 1994

• President and Founder, jobfind.com, an employment search site on the world wide web, since July 1996

• President and Chief Executive Officer, Herald Media since 2001

No. of Portfolios for which Board Member Serves: 25

———————

Thomas F. Ryan, Jr. (75)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired since April 1999

• President and Chief Operating Officer of the American Stock Exchange from

October 1995 to April 1999

Other Public Company Board Memberships During Past 5 Years:

• RepliGen Corporation, a biopharmaceutical company, Director (2002-present)

No. of Portfolios for which Board Member Serves: 25

———————

153

BOARD MEMBERS INFORMTION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Maureen M. Young (71)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired since 2007

• Director of the Office of Government Relations at Carnegie Mellon University

from January 2000 to December 2007

No. of Portfolios for which Board Member Serves: 25

———————

Once elected all Board Members serve for an indefinite term. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS. For individual account holders for Private Wealth Management clients, please contact your account officer or call 1-888-281-7350.

154

OFFICERS OF THE TRUST (Unaudited)

PATRICK T. CROWE, President since July 2015.

National Director of Investment Advisory, Analytics and Solutions for BNY Mellon Wealth Management since July 2014; from July 2007 to July 2014, Managing Director for BNY Mellon Wealth Management's Tri-State region, comprising New York, New Jersey and Southern Connecticut. He is 52 years old and has served in various capacities with BNY Mellon since 1993.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2015.

Senior Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (66 investment companies, comprised of 161 portfolios). He is 59 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Ant-Money Laudering Compliance Officer January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 61 investment companies (comprised of 156 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Distributor since 1997.

155

For More Information

The BNY Mellon Funds

c/o The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Investment Adviser

BNY Mellon Fund Advisers, a division of
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Walter Scott & Partners Limited
One Charlotte Square
Edinburgh, Scotland, UK

Geneva Capital Management LLC
d.b.a Henderson Geneva Capital Management LLC
100 East Wisconsin Avenue
Suite 2550,
Milwaukee, WI 53202

Robeco Investment Management, Inc.
d.b.a Boston Partners
909 Third Avenue
New York, NY 10022

Administrator

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Sub-Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:
BNY Mellon Large Cap Stock Fund	Class M: MPLCX	Investor: MILCX
BNY Mellon Large Cap Market Opportunities Fund	Class M: MMOMX	Investor: MMOIX
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	Class M: MTSMX	Investor: MTSIX
BNY Mellon Income Stock Fund	Class M: MPISX	Investor: MIISX	Class A: BMIAX	Class C: BMISX	Class I: BMIIX	Class Y: BMIYX
BNY Mellon Mid Cap Multi-Strategy Fund	Class M: MPMCX	Investor: MIMSX
BNY Mellon Small Cap Multi-Strategy Fund	Class M: MPSSX	Investor: MISCX
BNY Mellon Focused Equity Opportunities Fund	Class M: MFOMX	Investor: MFOIX
BNY Mellon Small/Mid Cap Multi-Strategy Fund	Class M: MMCMX	Investor: MMCIX
BNY Mellon International Fund	Class M: MPITX	Investor: MIINX
BNY Mellon Emerging Markets Fund	Class M: MEMKX	Investor: MIEGX
BNY Mellon International Appreciation Fund	Class M: MPPMX	Investor: MARIX
BNY Mellon International Equity Income Fund	Class M: MLIMX	Investor: MLIIX
BNY Mellon Asset Allocation Fund	Class M: MPBLX	Investor: MIBLX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of BNY Mellon Wealth Advisors (BNYWA), please contact your financial representative or call 1-800-830-0549, Option 2. Individual Account holders, please call Dreyfus at 1-800-DREYFUS.

Mail WM clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 9879, Providence, RI 02940-8079

Each fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation	MFTAR0816-EQ

The BNY Mellon Funds

BNY Mellon Bond Fund

BNY Mellon Intermediate Bond Fund

BNY Mellon Corporate Bond Fund

BNY Mellon Short-Term U.S. Government Securities Fund

ANNUAL REPORT August 31, 2016

Contents

THE FUNDS

FOR MORE INFORMATION

Back Cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Funds Trust, covering the 12-month period from September 1, 2015 through August 31, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Despite tumultuous swings in market sentiment stemming from global economic developments, stocks and bonds generally produced strong returns over the reporting period. During the fall of 2015, investors reacted cautiously to sluggish global economic growth, plummeting commodity prices, and the first increase in short-term U.S. interest rates in nearly a decade. These worries sparked particularly sharp declines in equities in January 2016, but investor sentiment soon improved when U.S. monetary policymakers refrained from additional rate hikes, other central banks eased their monetary policies further, and commodity prices rebounded. Stocks mostly rallied over the ensuing months, driving several broad measures of stock market performance to new record highs. In the bond market, aggressively accommodative monetary policies and robust investor demand for current income sent yields of high-quality sovereign bonds lower and their prices higher.

Recently we have seen evidence that investors may be shifting their focus away from macroeconomic influences and toward underlying company and industry fundamentals. This development—along with wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets—suggests that selectivity may be a more important determinant of investment success over the months ahead. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Sincerely,

Patrick T. Crowe
President
BNY Mellon Funds Trust
September 15, 2016

3

DISCUSSION OF FUND PERFORMANCE

For the period from September 1, 2015 through August 31, 2016, as provided by John F. Flahive, CFA, and Timothy J. Sanville, CFA, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2016, BNY Mellon Bond Fund’s Class M shares produced a total return of 5.82%, and Investor shares produced a total return of 5.55%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”), produced a total return of 5.97% for the same period.2

Higher quality bonds benefited during the reporting period from falling long-term interest rates, and lower quality securities erased previous losses during a rally over the reporting period’s second half. The fund mildly lagged its benchmark, mainly due to a relatively conservative duration posture that was designed to cushion the potential impact of interest-rate volatility.

As of August 24, 2016, the fund’s benchmark, the Barclays U.S. Aggregate Bond Index, was renamed the Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 80% of its assets in bonds, such as U.S. Treasury and government agency bonds, corporate bonds, mortgage-related securities, and foreign corporate and government bonds. The fund’s investments in bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the average effective duration of the fund’s portfolio will not exceed eight years.3

Robust Investor Demand Supported U.S. Bond Prices

Over the final four months of 2015, concerns about global economic conditions sparked heightened bond market turbulence. Sluggish growth in Europe and Japan and falling commodity prices caused global investors to flock to traditional safe havens, hurting riskier corporate bonds while sending prices of U.S. government securities higher and their yields lower. Investors also anticipated at that time that the Federal Reserve Board (the “Fed”) would raise short-term U.S. interest rates, as it did in December 2015, and worried that a rate increase could weigh on the ongoing U.S. economic recovery.

Investor sentiment changed dramatically in mid-February 2016, when comments from the Fed suggested that U.S. policymakers would delay additional rate hikes due to the potentially adverse impact of global economic developments on the U.S. economy. In addition, investors were encouraged when commodity prices began to rebound, major central banks announced new stimulus measures, and foreign currencies gained value against the U.S. dollar. Riskier corporate bonds began to recover from previous weakness in a more constructive market environment, enabling them to recoup previous losses. Meanwhile, demand for high-quality U.S. government securities remained robust from global investors seeking more competitive yields than were available from sovereign bonds in overseas markets. In June, concerns surrounding a referendum in Great Britain to leave the European Union, commonly known as “Brexit”, sparked renewed market volatility. The resulting demand for traditional safe havens drove yields of U.S. Treasury securities to historical lows.

Duration Posture Dampened Fund Results

Although the fund participated significantly in the bond market’s rally, its performance compared to its benchmark was hampered to a modest degree by its relatively conservative duration positioning, which we set in a range that was shorter than that of the benchmark in an attempt to protect the fund from potential interest-rate volatility. This strategy and underweighted exposure to longer maturities caused the fund’s holdings of U.S. Treasury securities, mortgage-backed securities, and Treasury Inflation Protected Securities (“TIPS”) to trail market averages.

On a more positive note, the fund’s relative performance was bolstered by the fund’s overweighted exposure to corporate-backed bonds, particularly in bonds issued on behalf of industrial and financial companies. Corporate bonds backed by technology and financial companies produced especially attractive returns. An overweight position in taxable municipal bonds also fared well over the reporting period, as did the fund’s holdings of U.S. government agency debentures. From a credit quality perspective, our security selection strategy produced above-average results among bonds with AAA, AA, and A ratings, while the fund’s holding % BBB-rated securities produced returns that were roughly in line with the fund’s benchmark.

Continued Volatility Expected

As of the reporting period’s end, we have maintained a generally cautious investment posture in anticipation of continued volatility in the financial markets. Global economic uncertainty seems likely to persist, as does the choppy U.S. economic recovery. In addition, most analysts expect the Fed to raise short-term interest rates at least once before the end of 2016. Meanwhile, yields of longer term sovereign bonds already have fallen to historical lows, and yield differences have narrowed along the market’s credit-quality spectrum.

Therefore, we currently intend to maintain the fund’s conservative duration posture until interest rates rise, at which point we may begin to move toward a market-neutral position. In addition, we have maintained the fund’s emphasis on corporate-backed bonds in order to capture higher levels of current income than are available from U.S. government securities.

September 15, 2016

Bonds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Bloomberg Barclays U.S. Aggregate Bond Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities, and asset-backed securities with an average maturity of 1-10 years. Investors cannot invest directly in any index.

3 The fund may continue to own investment grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

4

For the period from September 1, 2015 through August 31, 2016, as provided by John F. Flahive, CFA, and Timothy J. Sanville, CFA, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2016, BNY Mellon Intermediate Bond Fund’s Class M shares produced a total return of 3.60%, and Investor shares produced a total return of 3.26%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index (the “Index”), produced a total return of 4.07%.2

Higher-quality bonds benefited during the reporting period from falling long-term interest rates, and lower-quality securities erased previous losses during a rally over the reporting period’s second half. The fund lagged its benchmark, mainly due to a relatively conservative duration posture.

As of August 24, 2016, the fund’s benchmark, the Barclays Intermediate U.S. Government/Credit Bond Index, was renamed the Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 80% of its assets in bonds, such as U.S. government and agency bonds, corporate bonds, mortgage-related securities, foreign corporate and government bonds, and municipal bonds. The fund’s investments in bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the fund’s average effective portfolio maturity will be between 3 and 10 years, and the average effective duration of the fund’s portfolio will be between 2.5 and 5.5 years. When managing the fund, we use a disciplined process to select securities and manage risk. We generally choose bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and our outlook for the securities markets. Our management process also includes computer modeling and scenario testing of possible changes in market conditions.

Robust Investor Demand Supported U.S. Bond Prices

Over the final four months of 2015, concerns about global economic conditions sparked heightened bond market turbulence. Sluggish international growth and falling commodity prices caused global investors to flock to traditional safe havens, hurting riskier corporate bonds while sending prices of U.S. government securities higher and their yields lower. Investors also worried at the time that the Federal Reserve Board (the “Fed”) would raise short-term U.S. interest rates, as it did in December 2015.

Investor sentiment changed dramatically in mid-February 2016, when comments from the Fed suggested that U.S. policymakers would delay additional rate hikes due to the potentially adverse impact of global economic developments on the U.S. economy. In addition, investors were encouraged when commodity prices began to rebound and major central banks announced new stimulus measures. Riskier corporate bonds began to recover from previous weakness, enabling them to recoup previous losses. Meanwhile, demand for high-quality U.S. government securities remained robust from global investors seeking more competitive yields than were available from sovereign bonds in overseas markets. In June, concerns surrounding a referendum in United Kingdom to leave the European Union, commonly known as “Brexit”, sparked renewed market volatility. The resulting demand for traditional safe havens drove yields of U.S. Treasury securities to historical lows.

Duration Posture Dampened Fund Results

The fund’s performance compared to its benchmark was hampered to a modest degree by its relatively conservative duration positioning, which we set in a range that was shorter than that of the benchmark in an attempt to protect the fund from potential interest-rate volatility. This strategy and underweighted exposure to longer maturities caused the fund’s holdings of U.S. Treasury securities and Treasury Inflation Protected Securities (TIPS) to trail market averages.

On a more positive note, relative performance was bolstered by overweighted exposure to corporate bonds, the fund’s particularly in bonds backed by financial, energy, technology, and communications companies. Corporate bonds from technology and financial companies produced especially attractive returns during the reporting period. An overweight position in taxable municipal bonds also fared well. From a credit quality perspective, our security selection strategy selected lower-quality securities, particularly those with BBB and A ratings.

Continued Volatility Expected

As of the reporting period’s end, we have maintained a generally cautious investment posture in anticipation of continued volatility in the financial markets. Global economic uncertainty seems likely to persist, as does the choppy U.S. economic recovery. In addition, many analysts expect the Fed to raise short-term interest rates at least once before the end of 2016. Meanwhile, yields of longer term sovereign bonds already have fallen to historical lows, and yield differences have narrowed along the market’s credit-quality spectrum.

Therefore, we currently intend to maintain the fund’s conservative duration posture until interest rates rise, at which point we may begin to move toward a market-neutral position. In addition, we have maintained the fund’s emphasis on corporate-backed bonds in order to capture higher levels of current income than are available from U.S. government securities.

September 15, 2016

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The fund may use derivative instruments, such as options, futures, options on futures, forward contracts, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. – Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index is a widely accepted, unmanaged index of government and credit bond market performance composed of U.S. government, Treasury and agency securities, fixed-income securities, and nonconvertible investment-grade credit debt, with an average maturity of 1-10 years. Index return does not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

3 The fund may continue to own investment- grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

5

DISCUSSION OF FUND PERFORMANCE (continued)

For the period from September 1, 2015 through August 31, 2016, as provided by John F. Flahive, CFA, and Timothy J. Sanville, CFA, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2016, BNY Mellon Corporate Bond Fund’s Class M shares produced a total return of 7.55%, and Investor shares produced a total return of 7.29%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Intermediate Credit Bond Index (the “Index”), produced a total return of 5.72%, and the Bloomberg Barclays U.S. Credit Index, the fund’s former benchmark, produced a total return of 9.14% for the same period.2

Higher-quality bonds benefited during the reporting period from falling long-term interest rates, and lower-quality securities erased previous losses during a rally over the reporting period’s second half. The fund outperformed its benchmark, mainly due to a relatively long duration posture compared to the Index.

As of August 24, 2016, the fund’s benchmark and former benchmark, the Barclays U.S. Intermediate Credit Index and the Barclays U.S. Credit Index, were renamed the Bloomberg Barclays U.S. Intermediate Credit Index and the Bloomberg Barclays U.S. Credit Index.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund normally invests at least 80% of its net assets in corporate bonds, which include U.S. dollar-denominated bonds issued by U.S. and foreign corporations. The remainder of the fund’s assets may be invested in U.S. government and agency bonds, mortgage-related securities, including commercial mortgage-backed securities, asset-backed securities, foreign corporate bonds denominated in foreign currencies, foreign government bonds, municipal bonds and commercial paper, and other money market instruments. For additional yield, the fund may invest up to 20% of its assets in fixed income securities rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by the investment adviser.

We employ a disciplined process to select bonds and manage risk, choosing bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and our outlook for the securities markets. In selecting corporate bonds for investment, we analyze fundamental metrics, including the issuer’s cash flow, leverage and operating margins, as well as its business strategy and operating performance, and macroeconomic factors.

Robust Investor Demand Supported U.S. Bond Prices

Over the final months of 2015, concerns about global economic conditions sparked heightened bond market turbulence. Sluggish international growth and falling commodity prices caused global investors to flock to traditional safe havens, hurting most corporate bonds while sending prices of U.S. government securities higher. Investors also worried at the time that the Federal Reserve Board would raise short-term U.S. interest rates, as it did in December 2015.

Investor sentiment changed dramatically in mid-February 2016, when U.S. monetary policymakers suggested that they would delay additional rate hikes due to the potentially adverse impact of global economic developments on the U.S. economy. In addition, investors were encouraged when commodity prices began to rebound and major central banks announced new stimulus measures. Corporate bonds began to recover from previous weakness, enabling them to recoup previous losses. Meanwhile, demand for higher-yielding securities proved robust from global investors seeking more competitive yields than were available in the low interest-rate environment. In June, concerns surrounding a referendum in the United Kingdom to leave the European Union, commonly known as “Brexit”, sparked renewed market volatility, but corporate bonds bounced back quickly and ended the reporting period with solid returns.

Longer Average Duration Bolstered Fund Results

The fund’s performance compared to its benchmark was bolstered by its relatively constructive duration positioning, which we set in a range that was longer than that of the benchmark in an attempt to capture higher yields. This strategy also enabled the fund to participate more fully in capital gains as longer-term interest rates fell. In addition, the fund benefited from our sector allocation strategy, which achieved relatively strong results from bonds backed by industrial companies and financial institutions. From a credit quality perspective, overweighted exposure to BBB-rated and high yield bonds added value, as did underweighted positions in A- and AA-rated bonds. The fund’s holdings of taxable municipal bonds and supranational bonds also fared well.

On a more negative note, the fund’s relative performance was dampened to a degree by its holdings of sovereign bonds, mainly due to a relatively short duration posture in this higher-quality bond market sector.

Maintaining a Constructive Investment Posture

As of the reporting period’s end, we have maintained a generally constructive investment posture. Although international economic uncertainty and the choppy U.S. economic recovery seem likely to persist, global inflationary pressures have remained muted with little evidence that they will increase in the near term anytime soon. With longer term interest rates likely to stay low, income-oriented investors could continue to focus on higher-yielding corporate bonds.

Therefore, we currently intend to maintain the fund’s constructive duration posture. In addition, we have maintained the fund’s emphasis on securities backed by fundamentally sound companies in the industrials, technology, and telecommunication services sectors. We have also sought to manage risks by constructing a portfolio that is broadly diversified across industry groups, credit ratings, and individual issuers.

September 15, 2016

Bonds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. – The Bloomberg Barclays U.S. Intermediate Credit Bond Index is an unmanaged index that consists of dollar-denominated, investment grade, publicly issued securities with a maturity of between 1 and 10 years and that are issued by both corporate issuers and non-corporate issuers. Unlike a mutual fund, the Index is not subject to charges, fees, and other expenses. The Bloomberg Barclays U.S. Credit Index is an unmanaged index designed to measure the performance of investment-grade securities with a maturity of at least 1 year, issued by U.S. and foreign industrial, utility, and financial issuers and by non-corporate issuers. Investors cannot invest directly in any index.

6

For the period from September 1, 2015 through August 31, 2016, as provided by Lawrence R. Dunn, CFA, and Timothy J. Sanville, CFA, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2016, BNY Mellon Short-Term U.S. Government Securities Fund’s Class M shares produced a total return of 0.77%, and Investor shares produced a total return of 0.51%.1 In comparison, the Bloomberg Barclays 1-3 Year U.S. Government Index (the “Index”), the fund’s benchmark, produced a total return of 1.06%.2

Short-term U.S. government securities benefited from relatively steady short-term interest rates and lower long-term rates stemming from a variety of global economic and political developments. The fund lagged its benchmark, mainly due to relative weakness among callable U.S. government agency debentures.

As of August 24, 2016, the fund’s benchmark, the Barclays 1-3 Year U.S. Government Index, was renamed the Bloomberg Barclays 1-3 Year U.S. Government Index.

The Fund’s Investment Approach

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. To pursue this goal, the fund invests at least 80% of its assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and in repurchase agreements. The fund may invest up to 35% of its net assets in mortgage-related securities issued by U.S. government agencies or instrumentalities, such as mortgage pass-through securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). The fund may also invest in collateralized mortgage obligations (“CMOs”), including stripped mortgage-backed securities. Generally, the fund’s average effective portfolio maturity and the average effective duration of the fund’s portfolio will be less than three years.

When choosing securities, we typically first examine U.S. and global economic conditions and other market factors to estimate long- and short-term interest rates. Using a research-driven investment process, we then seek to identify what we believe are potentially profitable sectors before they are widely perceived by the market. We also seek to identify underpriced or mispriced securities that appear likely to perform well over time.

Flight to Quality Supported U.S. Bond Prices

Early in the reporting period, concerns about global economic conditions sparked heightened turbulence among longer-term bonds. Global investors flocked to traditional safe havens, sending prices of longer-term U.S. government securities higher and their yields lower. Investors also worried at the time that the Federal Reserve Board (the “Fed”) would raise short-term U.S. interest rates, as it did in December 2015.

Investor sentiment changed dramatically in mid-February 2016, when comments from the Fed suggested that U.S. policymakers would delay additional rate hikes due to the potentially adverse impact of global economic developments on the U.S. economy. In addition, investors were encouraged when commodity prices began to rebound and major central banks announced new stimulus measures. Meanwhile, demand for high-quality U.S. government securities remained robust from global investors seeking more competitive yields than were available in overseas markets. In June, concerns surrounding a referendum in United Kingdom to leave the European Union, commonly known as “Brexit”, sparked renewed market volatility. The resulting demand for traditional safe havens drove yields of U.S. Treasury securities to historical lows.

These developments had a more muted impact on the returns of short-term bonds than on their longer-term counterparts. Despite the rate hike of 25 basis points in December 2015, yields of two-year U.S. Treasury securities rose only 7 basis points over the reporting period. In contrast, yields of five-year U.S. Treasury securities fell 35 basis points in choppy trading over the same period.

Callable Agency Securities Dampened Relative Results

Although the fund participated significantly in the short-term bond market’s modest gains, its performance compared to the benchmark was hampered by its exposure to callable U.S. government agency debentures. These securities underperformed their nominal counterparts when interest rates fell in response to the Brexit referendum in late June 2016.

The fund achieved better relative results in other areas. We generally maintained a duration posture that was in line with the benchmark, which helped neutralize the impact of interest-rate volatility. We also boosted the fund’s current income stream through an emphasis on higher-yielding short-term securities. We complemented the fund’s holdings of two- to three-year U.S. Treasury securities with U.S. government agency debentures, mortgage-backed securities from U.S. government agencies, and taxable municipal bonds. The fund’s positions in mortgage-backed securities emphasized pools of 10-year amortizing mortgages, which proved relatively insensitive to prepayment activity as interest rates declined.

Waiting for the Fed

As of the reporting period’s end, we have maintained a generally cautious investment posture in anticipation of at least one additional rate hike from the Fed in 2016. If the federal funds rate rises modestly, as expected, the market could see narrower yield differences along its maturity spectrum. Therefore, we have maintained the fund’s market-neutral average duration, and we have continued to complement the fund’s core holdings with higher-yielding securities that have the potential to provide an income advantage.

September 15, 2016

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The fund may use derivative instruments, such as options, futures, options on futures, forward contracts, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. – Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Bloomberg Barclays 1-3 Year U.S. Government Index is a widely accepted, unmanaged index of government bonds and notes issued by the U.S. Treasury or various U.S. government-sponsored agencies that have a remaining maturity of less than 3 years and more than 1 year and have $250 million or more of outstanding face value. Index return does not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

7

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in BNY Mellon Bond Fund Class M shares and Investor shares and the Bloomberg Barclays U.S. Aggregate Bond Index

Average Annual Total Returns as of 8/31/16
	1 Year	5 Years	10 Years
Class M shares	5.82%	3.05%	4.71%
Investor shares	5.55%	2.79%	4.44%
Bloomberg Barclays U.S. Aggregate Bond Index	5.97%	3.24%	4.89%

† Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Bond Fund on 8/31/06 to a $10,000 investment made in the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index is a widely accepted, unmanaged index of corporate, government and government agency debt instruments, mortgage-backed securities, and asset-backed securities with an average maturity of 1-10 years. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

8

BNY Mellon Intermediate Bond Fund (Class M shares)
BNY Mellon Intermediate Bond Fund (Investor shares)
Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index†
$15,140
$14,501
$14,133
16,000
14,500
13,000
11,500
10,000
Dollars
06
07
08
09
10
11
12
13
14
15
16
Years Ended 8/31

Comparison of change in value of $10,000 investment in BNY Mellon Intermediate Bond Fund Class M shares and Investor shares and the Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index

Average Annual Total Returns as of 8/31/16
	1 Year	5 Years	10 Years
Class M shares	3.60%	1.86%	3.79%
Investor shares	3.26%	1.59%	3.52%
Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index	4.07%	2.39%	4.23%

† Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Intermediate Bond Fund on 8/31/06 to a $10,000 investment made in the Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index is a widely accepted, unmanaged index of Government and credit bond market performance composed of U.S. Government, Treasury and Agency securities, fixed-income securities and nonconvertible investment-grade credit debt, with an average maturity of 1-10 years. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

9

FUND PERFORMANCE (continued)

Comparison of change in value of $10,000 investment in BNY Mellon Corporate Bond Fund Class M shares and Investor shares and the Bloomberg Barclays U.S. Intermediate Credit Index and the Bloomberg Barclays U.S. Credit Index

Average Annual Total Returns as of 8/31/16
	Inception Date	1 Year	From Inception
Class M shares	3/2/12	7.55%	4.28%
Investor shares	3/2/12	7.29%	4.02%
Bloomberg Barclays U.S. Intermediate Credit Index	2/29/12	5.72%	3.48%††
Bloomberg Barclays U.S. Credit Index	2/29/12	9.14%	4.40%††

† Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Corporate Bond Fund on 3/2/12 (inception date) to a $10,000 investment made in each of the Bloomberg Barclays U.S. Intermediate Credit Index and the Bloomberg Barclays U.S. Credit Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Bloomberg Barclays U.S. Intermediate Credit Index is an unmanaged index that consists of dollar denominated, investment grade, publicly issued securities with a maturity of between one and ten years and that are issued by both corporate issuers and non-corporate issuers. The Bloomberg Barclays U.S. Credit Index is an unmanaged index designed to measure the performance of investment grade securities with a maturity of at least one year, issued by U.S. and foreign industrial, utility and financial issuers and by non-corporate issuers. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

†† For comparative purposes, the value of the indices as of 02/29/12 is used as the beginning value on 3/2/12.

10

BNY Mellon Short-Term U.S. Government Securities Fund (Class M shares)
BNY Mellon Short-Term U.S. Government Securities Fund (Investor shares)
Bloomberg Barclays 1-3 Year U.S. Government Index†
$12,637
$12,106
$11,772
13,000
12,250
11,500
10,750
10,000
Dollars
06
07
08
09
10
11
12
13
14
15
16
Years Ended 8/31

Comparison of change in value of $10,000 investment in BNY Mellon Short-Term U.S. Government Securities Fund Class M shares and Investor shares and the Bloomberg Barclays 1-3 Year U.S. Government Index

Average Annual Total Returns as of 8/31/16
	1 Year	5 Years	10 Years
Class M shares	0.77%	0.22%	1.93%
Investor shares	0.51%	-0.05%	1.65%
Bloomberg Barclays 1-3 Year U.S. Government Index	1.06%	0.67%	2.37%

† Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Short-Term U.S. Government Securities Fund on 8/31/06 to a $10,000 investment made in the Bloomberg Barclays 1-3 Year U.S. Government Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index is a widely accepted, unmanaged index of government bond market performance composed of U.S. Treasury and agency securities with maturities of 1-3 years. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

11

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from March 1, 2016 to August 31, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2016
	Class M	Investor Shares
BNY Mellon Bond Fund
Expenses paid per $1,000†	$ 2.87	$ 4.15
Ending value (after expenses)	$ 1,038.90	$ 1,037.60
Annualized expense ratio (%)	.56	.81
BNY Mellon Intermediate Bond Fund
Expenses paid per $1,000†	2.85	$ 4.12
Ending value (after expenses)	$ 1,025.10	$ 1,023.00
Annualized expense ratio (%)	.56	.81
BNY Mellon Corporate Bond Fund
Expenses paid per $1,000†	$ 2.91	$ 4.21
Ending value (after expenses)	$ 1,066.70	$ 1,066.20
Annualized expense ratio (%)	.56	.81
BNY Mellon Short-Term U.S. Government Securities Fund
Expenses paid per $1,000†	$ 2.77	$ 4.02
Ending value (after expenses)	$ 1,002.50	$ 1,001.30
Annualized expense ratio (%)	.55	.80

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

12

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2016
	Class M	Investor Shares
BNY Mellon Bold Fund
Expenses paid per $1,000†	$ 2.85	$ 4.12
Ending value (after expenses)	$ 1,022.32	$ 1,021.06
Annualized expense ratio (%)	.56	.81
BNY Mellon Intermediate Bond Fund
Expenses paid per $1,000†	$ 2.85	$ 4.12
Ending value (after expenses)	$ 1,022.32	$ 1,021.06
Annualized expense ratio (%)	.56	.81
BNY Mellon Corporate Bond Fund
Expenses paid per $1,000†	$ 2.85	$ 4.12
Ending value (after expenses)	$ 1,022.32	$ 1,021.06
Annualized expense ratio (%)	.56	.81
BNY Mellon Short-Term U.S. Government Securities Fund
Expenses paid per $1,000†	$ 2.80	$ 4.06
Ending value (after expenses)	$ 1,022.37	$ 1,021.11
Annualized expense ratio (%)	.55	.80

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

13

STATEMENT OF INVESTMENTS

August 31, 2016

BNY Mellon Bond Fund
Bonds and Notes - 98.9%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Casinos - .1%
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.08	10/1/16	346,000	[a]	346,433
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.44	10/1/16	439,000	[a]	439,716
		786,149
Commercial Mortgage Pass-Through Ctfs. - 1.4%
UBS Commercial Mortgage Trust, Ser. 2012-C1, Cl. A3	3.40	5/10/45	4,293,190		4,619,872
WFRBS Commercial Mortgage Trust, Ser. 2011-C5, Cl. A2	2.68	11/15/44	338,058		338,089
WFRBS Commercial Mortgage Trust, Ser. 2013-C13, Cl. A4	3.00	5/15/45	9,045,000		9,541,997
		14,499,958
Consumer Discretionary - 3.3%
21st Century Fox America, Gtd. Notes	6.15	3/1/37	5,054,000		6,494,420
Comcast, Gtd. Notes	3.13	7/15/22	9,270,000		9,903,660
General Motors Financial, Gtd. Notes	3.20	7/6/21	4,400,000		4,473,418
Scripps Networks Interactive, Sr. Unscd. Notes	2.80	6/15/20	5,465,000		5,586,788
Time Warner, Gtd. Notes	4.00	1/15/22	7,570,000		8,268,068
		34,726,354
Consumer Staples - 2.5%
Anheuser-Busch InBev Finance, Gtd. Notes	4.90	2/1/46	5,935,000		7,206,924
CVS Health, Sr. Unscd. Notes	4.88	7/20/35	5,540,000		6,621,829
Kroger, Sr. Unscd. Notes	2.60	2/1/21	3,735,000	[b]	3,851,782
PepsiCo, Sr. Unscd. Notes	4.50	1/15/20	7,040,000		7,760,255
		25,440,790
Energy - 2.2%
Apache, Sr. Unscd. Notes	3.25	4/15/22	4,120,000		4,217,500
BP Capital Markets, Gtd. Notes	4.75	3/10/19	4,640,000		5,016,916
Enterprise Products Operating, Gtd. Notes	2.55	10/15/19	3,235,000		3,315,409
Exxon Mobil, Sr. Unscd. Notes	1.71	3/1/19	4,425,000		4,477,047
Petrobras Global Finance, Gtd. Notes	6.13	10/6/16	2,765,000		2,777,443
Spectra Energy Partners, Sr. Unscd. Notes	3.50	3/15/25	3,145,000		3,227,147
		23,031,462
Financials - 18.6%
AerCap Ireland Capital, Gtd. Notes	3.95	2/1/22	2,605,000		2,709,200
Bank of America, Sr. Unscd. Notes, Ser. L	2.60	1/15/19	9,330,000		9,541,548
Bank of America, Sub. Notes, Ser. L	3.95	4/21/25	9,170,000		9,561,596
BlackRock, Sr. Unscd. Notes	6.25	9/15/17	7,000,000		7,369,453
Boston Properties, Sr. Unscd. Notes	4.13	5/15/21	7,185,000		7,850,913
Citigroup, Sr. Unscd. Bonds	2.50	7/29/19	3,095,000		3,159,865
Citigroup, Sr. Unscd. Notes	2.50	9/26/18	7,075,000		7,202,449
Citizens Financial Group, Sub. Notes	4.15	9/28/22	8,555,000	[a]	8,854,896
CubeSmart, Gtd. Notes	4.80	7/15/22	5,173,000		5,751,274

14

BNY Mellon Bond Fund (continued)
Bonds and Notes - 98.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Financials - 18.6% (continued)
Ford Motor Credit, Sr. Unscd. Notes	3.00	6/12/17	6,225,000		6,301,312
GE Capital International Funding, Gtd. Notes	2.34	11/15/20	6,873,000		7,076,750
Goldman Sachs Group, Sub. Notes	6.75	10/1/37	8,270,000		10,640,232
HSBC Finance, Sub. Notes	6.68	1/15/21	10,510,000		12,132,797
Hyundai Capital America, Sr. Unscd. Notes	2.40	10/30/18	3,035,000	[a]	3,080,522
JPMorgan Chase & Co., Sub. Notes	3.38	5/1/23	5,770,000		5,960,450
Kimco Realty, Sr. Unscd. Notes	3.40	11/1/22	5,595,000		5,869,412
MetLife, Sr. Unscd. Notes	7.72	2/15/19	6,865,000		7,892,958
Morgan Stanley, Sub. Notes	4.88	11/1/22	11,490,000		12,752,441
NYSE Holdings, Gtd. Notes	2.00	10/5/17	7,340,000		7,413,233
Rabobank Nederland, Gtd. Notes	4.50	1/11/21	8,060,000		8,943,739
Royal Bank of Canada, Sr. Unscd. Bonds	1.25	6/16/17	6,000,000		6,009,348
Societe Generale, Sub. Notes	4.75	11/24/25	8,355,000	[a]	8,798,400
Tanger Properties, Sr. Unscd. Notes	3.13	9/1/26	3,605,000		3,607,956
Total System Services, Sr. Unscd. Notes	4.80	4/1/26	5,455,000		6,035,870
Toyota Motor Credit, Sr. Unscd. Bonds	1.55	7/13/18	5,385,000		5,422,081
Volkswagen International Finance, Gtd. Notes	1.60	11/20/17	2,585,000	[a]	2,584,555
Wells Fargo & Co., Sr. Unscd Notes	2.60	7/22/20	4,945,000		5,089,082
Wells Fargo & Co., Sub. Notes	4.90	11/17/45	4,735,000		5,432,172
		193,044,504
Foreign/Governmental - 2.1%
Mexican Government, Sr. Unscd. Notes	5.63	1/15/17	5,975,000	[b]	6,072,094
Petroleos Mexicanos, Gtd. Notes	4.88	1/24/22	8,605,000		8,984,480
Province of Ontario Canada, Sr. Unscd. Bonds	4.00	10/7/19	6,500,000		7,012,077
		22,068,651
Health Care - 2.4%
AbbVie, Sr. Unscd. Notes	1.80	5/14/18	5,025,000		5,052,833
Amgen, Sr. Unscd. Notes	5.65	6/15/42	7,955,000		9,873,356
Biogen, Sr. Unscd. Notes	2.90	9/15/20	5,600,000		5,839,753
Celgene, Sr. Unscd. Notes	2.88	8/15/20	4,305,000		4,472,047
		25,237,989
Industrials - 2.7%
ABB Finance USA, Gtd. Notes	2.88	5/8/22	7,215,000		7,578,889
American Airlines Pass Through Trust, Ser. 2015-1, Cl. A	3.38	11/1/28	5,202,066		5,384,139
Burlington North Santa Fe., Sr. Unscd. Debs.	3.45	9/15/21	6,415,000		6,916,518
General Electric, Jr. Sub. Notes, Ser. D	5.00	12/29/49	5,393,000	[c]	5,783,993
General Electric, Sub. Notes	5.30	2/11/21	2,373,000		2,732,547
		28,396,086

15

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Bond Fund (continued)
Bonds and Notes - 98.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Information Technology - 8.0%
Adobe Systems, Sr. Unscd. Notes	3.25	2/1/25	4,895,000		5,167,382
Amazon.com, Sr. Unscd. Notes	2.50	11/29/22	6,675,000		6,897,211
Apple, Sr. Unscd. Notes	4.38	5/13/45	4,895,000		5,504,246
Arrow Electronics, Sr. Unscd. Notes	3.50	4/1/22	5,620,000		5,725,381
Diamond 1 Finance, Sr. Scd. Notes	6.02	6/15/26	5,775,000	[a]	6,201,969
eBay, Sr. Unscd. Notes	2.60	7/15/22	5,295,000		5,368,828
Fidelity National Information Services, Gtd. Notes	3.88	6/5/24	7,445,000		7,981,293
Flextronics International, Gtd. Notes	4.75	6/15/25	4,895,000		5,205,524
Intel, Sr. Unscd. Notes	2.70	12/15/22	4,020,000		4,207,288
Intel, Sr. Unscd. Notes	4.90	7/29/45	6,550,000		7,977,422
Lam Research, Sr. Unscd. Notes	3.45	6/15/23	2,760,000		2,832,991
Microsoft, Sr. Unscd. Notes	3.75	2/12/45	7,035,000		7,353,693
Oracle, Sr. Unscd. Notes	2.25	10/8/19	5,990,000		6,178,577
Oracle, Sr. Unscd. Notes	2.50	5/15/22	3,670,000		3,765,993
Seagate HDD Cayman, Gtd. Bonds	4.75	1/1/25	3,135,000		2,902,900
		83,270,698
Materials - .7%
Eastman Chemical, Sr. Unscd. Notes	3.60	8/15/22	7,075,000		7,443,473
Municipal Bonds - 6.8%
California Earthquake Authority, Revenue	2.81	7/1/19	5,700,000		5,845,863
California Educational Facilities Authority, Revenue (Stanford University)	5.00	10/1/32	6,125,000		8,538,618
Chicago, GO	7.38	1/1/33	4,710,000		5,263,237
Florida Hurricane Catastrophe Fund Finance Corporation, Revenue Bonds	3.00	7/1/20	14,000,000		14,624,820
Massachusetts, GO (Build America Bonds)	4.20	12/1/21	335,000		371,944
New York City, GO (Build America Bonds)	6.25	6/1/35	5,470,000		6,328,462
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue (Build America Bonds)	6.28	6/15/42	8,440,000		9,847,201
Oakland Unified School District, GO (Build America Bonds)	9.50	8/1/34	3,550,000		4,308,316
South Carolina Public Service Authority, Revenue Obligations	2.39	12/1/23	3,950,000		4,040,771
Texas Public Finance Authority, Windstorm Insurance Association Premium Revenue	8.25	7/1/24	4,890,000		5,064,915
University of California Regents, Limited Project Revenue	4.13	5/15/45	5,530,000		6,126,687
		70,360,834
Telecommunications - 2.8%
AT&T, Sr. Unscd. Notes	4.45	5/15/21	7,980,000		8,792,970
Telefonica Emisiones, Gtd. Notes	5.13	4/27/20	9,395,000		10,428,140
Verizon Communications, Sr. Unscd. Notes	3.65	9/14/18	4,420,000		4,624,924
Verizon Communications, Sr. Unscd. Notes	6.55	9/15/43	3,920,000		5,325,414
		29,171,448

16

BNY Mellon Bond Fund (continued)
Bonds and Notes - 98.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
U.S. Government Agencies/Mortgage-Backed - 28.3%
Federal Home Loan Mortgage Corp.
3.00%, 9/1/27			1,238,364	[d]	1,286,154
3.50%, 12/1/28-6/1/46			16,951,232	[d]	17,826,680
4.00%, 6/1/26-11/1/33			9,233,275	[d]	9,908,099
4.50%, 12/1/40			14,686,072	[d]	16,345,648
5.00%, 12/1/39-7/1/40			7,657,772	[d]	8,512,125
Federal National Mortgage Association
2.50%, 11/1/30			12,931,305	[d]	13,370,800
3.00%, 3/1/31-9/1/46			63,984,674	[d]	66,653,415
REMIC, Series 2014-28, Cl. ND, 3.00%, 3/25/40			5,551,922	[d]	5,753,380
3.50%, 9/1/26-5/1/46			56,662,460	[d]	59,836,676
4.00%, 8/1/27-7/1/46			36,367,098	[d]	38,982,275
4.50%, 8/1/44			8,814,717	[d]	9,648,911
5.00%, 11/1/43			1,534,912	[d]	1,717,280
Government National Mortgage Association I
5.00%, 11/15/34			13,768		15,566
Government National Mortgage Association II
3.00%, 8/20/46			13,400,000		14,052,430
3.50%, 4/20/46			7,930,533		8,424,821
4.00%, 6/20/46			16,198,570		17,377,203
5.00%, 11/20/45			4,493,006		4,868,527
		294,579,990
U.S. Government Securities - 16.3%
U.S. Treasury Bonds	3.00	5/15/45	10,750,000		12,514,935
U.S. Treasury Bonds	2.88	8/15/45	5,075,000		5,772,021
U.S. Treasury Bonds	2.50	5/15/46	15,865,000		16,789,025
U.S. Treasury Inflation Protected Securities, Notes	1.38	1/15/20	6,369,539	[e]	6,709,844
U.S. Treasury Inflation Protected Securities, Notes	0.13	4/15/20	4,837,099	[e]	4,882,916
U.S. Treasury Inflation Protected Securities, Notes	0.63	7/15/21	14,179,448	[e]	14,721,600
U.S. Treasury Inflation Protected Securities, Notes	0.38	7/15/25	12,409,145	[e]	12,687,867
U.S. Treasury Notes	0.63	9/30/17	17,715,000	[b]	17,699,429
U.S. Treasury Notes	0.75	10/31/17	18,215,000	[b]	18,222,832
U.S. Treasury Notes	0.88	11/30/17	5,500,000		5,510,423
U.S. Treasury Notes	2.63	1/31/18	21,000,000		21,548,793
U.S. Treasury Notes	1.13	1/15/19	24,250,000		24,393,511
U.S. Treasury Notes	1.13	2/28/21	8,270,000		8,254,659
		169,707,855
Utilities - .7%
Consumers Energy, Scd. Notes	3.25	8/15/46	2,720,000		2,743,487
Exelon, Sr. Unscd. Notes	3.40	4/15/26	4,400,000	[b]	4,641,138
		7,384,625
Total Bonds and Notes (cost $987,889,689)					1,029,150,866
Other Investment - 3.2%			Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Governments Plus Money Market Fund (cost $32,727,374)			32,727,374	[f]	32,727,374

17

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Bond Fund (continued)
Investment of Cash Collateral for Securities Loaned - .5%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund, Institutional Shares (cost $5,312,290)	5,312,290	[f]	5,312,290
Total Investments (cost $1,025,929,353)	102.6%		1,067,190,530
Liabilities, Less Cash and Receivables	(2.6%)		(26,886,790)
Net Assets	100.0%		1,040,303,740

GO—General Obligation

REMIC—Real Estate Mortgage Investment Conduit

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2016, these securities were valued at $30,306,491 or 2.91% of net assets.

b Security, or portion thereof, on loan. At August 31, 2016, the value of the fund’s securities on loan was $39,354,368 and the value of the collateral held by the fund was $40,317,235, consisting of cash collateral of $5,312,290 and U.S. Government & Agency securities valued at $35,004,945.

c Variable rate security—rate shown is the interest rate in effect at period end.

d The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

f Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Corporate Bonds	44.0
U.S. Government Agencies/Mortgage-Backed	28.3
U.S. Government Securities	16.3
Municipal Bonds	6.8
Money Market Investments	3.7
Foreign/Governmental	2.1
Commercial Mortgage-Backed	1.4
102.6

† Based on net assets.

See notes to financial statements.

18

BNY Mellon Intermediate Bond Fund
Bonds and Notes - 98.3%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Asset-Backed Ctfs./Auto Receivables - .1%
GM Financial Automobile Leasing Trust, Ser. 2014-2A, Cl. A3	1.22	1/22/18	256,540	[a]	256,669
Santander Drive Auto Receivables Trust, Ser. 2013-5, Cl. B	1.55	10/15/18	338,387		338,426
		595,095
Casinos - .1%
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.08	10/1/16	254,000	[a]	254,318
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.44	10/1/16	326,000	[a]	326,531
		580,849
Consumer Discretionary - 5.5%
21st Century Fox America, Gtd. Notes	3.00	9/15/22	7,200,000		7,506,576
General Motors Financial, Gtd. Notes	3.20	7/6/21	3,735,000		3,797,322
Grupo Televisa, Sr. Unscd. Notes	6.00	5/15/18	6,120,000		6,571,962
Hyundai Capital America, Sr. Unscd. Notes	2.40	10/30/18	2,665,000	[a]	2,704,972
Macy's Retail Holdings, Gtd. Notes	3.45	1/15/21	3,520,000	[b]	3,673,592
NBCUniversal Media, Gtd. Notes	4.38	4/1/21	7,050,000		7,887,709
Stanford University, Unscd. Bonds	4.75	5/1/19	5,000,000		5,439,450
Time Warner, Gtd. Notes	4.00	1/15/22	7,400,000		8,082,391
Volkswagen International Finance, Gtd. Notes	1.60	11/20/17	2,250,000	[a]	2,249,613
		47,913,587
Consumer Staples - 5.0%
Anheuser-Busch InBev Finance, Gtd. Notes	2.65	2/1/21	6,635,000		6,844,394
Coca-Cola, Sr. Unscd. Notes	1.15	4/1/18	3,335,000		3,341,263
CVS Health, Sr. Unscd. Notes	2.80	7/20/20	4,340,000		4,523,929
Diageo Capital, Gtd. Notes	1.50	5/11/17	5,300,000		5,320,787
Dr. Pepper Snapple Group, Gtd. Notes	2.60	1/15/19	6,145,000		6,281,480
Kroger, Sr. Unscd. Notes	2.30	1/15/19	4,570,000		4,660,116
McDonald's, Sr. Unscd. Notes	5.80	10/15/17	4,460,000		4,687,674
Wal-Mart Stores, Sr. Unscd. Notes	3.63	7/8/20	7,920,000		8,591,838
		44,251,481
Energy - 2.3%
Apache, Sr. Unscd. Notes	3.25	4/15/22	3,525,000		3,608,419
BP Capital Markets, Gtd. Notes	4.75	3/10/19	5,813,000		6,285,202
Enterprise Products Operating, Gtd. Notes	2.55	10/15/19	3,330,000		3,412,770
Exxon Mobil, Sr. Unscd. Notes	1.71	3/1/19	3,790,000		3,834,578
Spectra Energy Partners, Sr. Unscd. Notes	3.50	3/15/25	2,760,000		2,832,091
		19,973,060
Financials - 18.3%
AerCap Ireland Capital, Gtd. Notes	3.95	2/1/22	2,225,000		2,314,000
American Express Credit, Sr. Unscd. Notes	1.80	7/31/18	6,735,000		6,793,103

19

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Intermediate Bond Fund (continued)
Bonds and Notes - 98.3% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Financials - 18.3% (continued)
American Honda Finance, Sr. Unscd. Notes	1.20	7/14/17	3,450,000		3,457,449
Bank of America, Sr. Unscd. Notes, Ser. L	2.60	1/15/19	7,325,000		7,491,087
Bank of America, Sub. Notes, Ser. L	3.95	4/21/25	7,175,000		7,481,401
Bank of Montreal, Sr. Unscd. Bonds	1.40	4/10/18	4,605,000		4,609,895
Berkshire Hathaway Finance, Gtd. Notes	1.70	3/15/19	3,225,000		3,266,831
Boston Properties, Sr. Unscd. Notes	3.70	11/15/18	3,473,000		3,627,205
Citigroup, Sr. Unscd. Bonds	2.50	7/29/19	11,135,000		11,368,367
Citizens Financial Group, Sub. Notes	4.30	12/3/25	6,885,000		7,289,425
Cooperatieve Rabobank, Gtd. Notes	3.75	7/21/26	6,785,000		6,862,648
Deutsche Bank, Sr. Unscd. Notes	3.38	5/12/21	4,420,000		4,420,208
Fidelity National Information Services, Gtd. Notes	3.88	6/5/24	5,470,000		5,864,026
Ford Motor Credit, Sr. Unscd. Notes	3.00	6/12/17	5,035,000		5,096,724
GE Capital International Funding, Gtd. Notes	2.34	11/15/20	2,293,000		2,360,976
Goldman Sachs Group, Sr. Unscd. Notes	2.63	1/31/19	7,790,000		7,994,262
HSBC Finance, Sub. Notes	6.68	1/15/21	9,502,000		10,969,156
Intercontinental Exchange, Gtd. Notes	2.75	12/1/20	6,195,000	[b]	6,465,617
JPMorgan Chase & Co., Sub. Notes	3.38	5/1/23	7,895,000		8,155,590
Kimco Realty, Sr. Unscd. Notes	3.40	11/1/22	3,290,000		3,451,361
Morgan Stanley, Sub. Notes	4.88	11/1/22	7,610,000		8,446,134
Royal Bank of Canada, Sub. Notes	4.65	1/27/26	6,510,000		7,173,564
Santander Holdings USA, Sr. Unscd. Notes	2.65	4/17/20	4,615,000		4,661,496
Societe Generale, Gtd. Notes	2.63	10/1/18	2,000,000		2,042,466
Societe Generale, Sub. Notes	4.75	11/24/25	7,335,000	[a]	7,724,268
Toyota Motor Credit, Sr. Unscd. Notes	2.10	1/17/19	5,640,000		5,747,679
UDR, Gtd. Notes	2.95	9/1/26	3,620,000		3,642,944
Weingarten Realty Investment, Sr. Unscd. Notes	3.25	8/15/26	2,135,000		2,134,447
		160,912,329
Foreign/Governmental - 2.2%
Petroleos Mexicanos, Gtd. Notes	4.88	1/24/22	6,390,000		6,671,799
Province of Nova Scotia Canada, Sr. Unscd. Bonds	5.13	1/26/17	5,430,000		5,517,418
Province of Ontario Canada, Sr. Unscd. Bonds	4.00	10/7/19	6,515,000		7,028,258
		19,217,475
Health Care - 4.4%
AbbVie, Sr. Unscd. Notes	1.80	5/14/18	4,415,000		4,439,455
Actavis Funding, Gtd. Notes	3.45	3/15/22	4,560,000		4,778,096
Aetna, Sr. Unscd. Notes	2.40	6/15/21	4,350,000		4,418,391
Amgen, Sr. Unscd. Notes	5.70	2/1/19	2,905,000		3,195,233

20

BNY Mellon Intermediate Bond Fund (continued)
Bonds and Notes - 98.3% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Health Care - 4.4% (continued)
AstraZeneca, Sr. Unscd. Notes	5.90	9/15/17	6,090,000		6,385,456
GlaxoSmithKline Capital, Gtd. Bonds	5.65	5/15/18	5,853,000		6,286,397
Pfizer, Sr. Unscd. Notes	6.20	3/15/19	4,050,000		4,531,549
UnitedHealth Group, Sr. Unscd. Notes	1.90	7/16/18	4,335,000		4,389,660
		38,424,237
Industrials - 3.8%
ABB Finance USA, Gtd. Notes	1.63	5/8/17	5,000,000		5,021,520
American Airlines, Bonds	3.38	11/1/28	4,486,186		4,643,202
Caterpillar Financial Services, Sr. Unscd. Notes	2.10	6/9/19	6,590,000		6,725,194
General Electric, Jr. Sub. Debs., Ser. D	5.00	12/29/49	3,884,000	[c]	4,165,590
General Electric, Sub. Notes	5.30	2/11/21	792,000		912,001
John Deere Capital, Sr. Unscd. Notes	1.95	1/8/19	4,915,000	[b]	5,001,204
United Technologies, Sr. Unscd. Notes	6.13	2/1/19	1,860,000		2,074,380
Waste Management, Gtd. Notes	3.13	3/1/25	4,775,000		5,036,675
		33,579,766
Information Technology - 9.4%
Adobe Systems, Sr. Unscd. Notes	4.75	2/1/20	6,414,000		7,075,283
Amazon.com, Sr. Unscd. Notes	2.60	12/5/19	6,345,000	[b]	6,605,208
Apple, Sr. Unscd. Notes	2.25	2/23/21	5,915,000		6,073,640
Automatic Data Processing, Sr. Unscd. Notes	2.25	9/15/20	4,135,000		4,277,091
Cisco Systems, Sr. Unscd. Notes	2.13	3/1/19	7,265,000		7,432,168
Diamond 1 Finance, Sr. Scd. Notes	6.02	6/15/26	4,850,000	[a]	5,208,580
EMC, Sr. Unscd. Notes	1.88	6/1/18	5,710,000		5,695,714
Fiserv, Sr. Unscd. Notes	3.85	6/1/25	6,035,000		6,531,548
Flextronics International, Gtd. Notes	4.75	6/15/25	4,265,000		4,535,559
Intel, Sr. Unscd. Notes	1.35	12/15/17	7,930,000		7,966,446
Microsoft, Sr. Unscd. Notes	3.13	11/3/25	6,550,000		7,016,203
Oracle, Sr. Unscd. Notes	2.50	5/15/22	7,000,000		7,183,092
Seagate HDD Cayman, Gtd. Bonds	4.75	1/1/25	2,710,000		2,509,365
Thomson Reuters, Sr. Unscd. Notes	1.65	9/29/17	4,305,000		4,322,793
		82,432,690
Materials - .5%
Dow Chemical, Sr. Unscd. Notes	4.25	11/15/20	4,053,000		4,406,069
Municipal Bonds - 4.2%
California Earthquake Authority, Revenue	2.81	7/1/19	4,800,000		4,922,832
Florida Hurricane Catastrophe Fund Finance Corporation, Revenue Bonds	3.00	7/1/20	11,000,000		11,490,930
Massachusetts, GO (Build America Bonds)	4.20	12/1/21	6,495,000		7,211,269
South Carolina Public Service Authority, Revenue Obligations	2.39	12/1/23	3,380,000		3,457,672

21

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Intermediate Bond Fund (continued)
Bonds and Notes - 98.3% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Municipal Bonds - 4.2% (continued)
Texas Public Finance Authority, Windstorm Insurance Association Premium Revenue	8.25	7/1/24	4,305,000		4,458,990
University of California Regents, General Revenue	1.80	7/1/19	5,675,000		5,748,264
		37,289,957
Telecommunications - 2.8%
AT&T, Sr. Unscd. Notes	4.45	5/15/21	6,960,000		7,669,057
British Telecommunications, Sr. Unscd. Notes	1.25	2/14/17	4,900,000		4,904,214
Verizon Communications, Sr. Unscd. Notes	5.15	9/15/23	10,515,000		12,308,701
		24,881,972
U.S. Government Agencies - 1.0%
Federal Home Loan Bank, Bonds	5.38	5/15/19	4,795,000		5,345,730
Federal National Mortgage Association, Notes	2.00	4/30/20	3,610,000	[d]	3,714,665
		9,060,395
U.S. Government Agencies/Mortgage-Backed - 1.0%
Government National Mortgage Association, Ser. 2013-17, Cl. AB	2.30	1/16/49	3,871,917		3,806,346
Federal National Mortgage Association
3.69%, 6/1/17			4,674,103	[d]	4,709,117
		8,515,463
U.S. Government Securities - 36.8%
U.S. Treasury Inflation Protected Securities, Notes	0.13	4/15/18	14,700,942	[e]	14,771,095
U.S. Treasury Inflation Protected Securities, Notes	0.13	4/15/20	4,137,263	[e]	4,176,452
U.S. Treasury Inflation Protected Securities, Notes	0.63	7/15/21	11,645,113	[e]	12,090,363
U.S. Treasury Notes	0.75	1/15/17	24,210,000	[b]	24,242,587
U.S. Treasury Notes	0.88	1/31/17	30,960,000		31,019,970
U.S. Treasury Notes	0.88	2/28/17	17,250,000	[b]	17,281,826
U.S. Treasury Notes	0.63	5/31/17	17,350,000		17,353,054
U.S. Treasury Notes	1.88	8/31/17	20,610,000	[b]	20,853,136
U.S. Treasury Notes	0.63	9/30/17	32,515,000	[b]	32,486,419
U.S. Treasury Notes	0.75	10/31/17	41,775,000	[b]	41,792,963
U.S. Treasury Notes	2.63	1/31/18	43,070,000		44,195,548
U.S. Treasury Notes	1.00	5/31/18	3,250,000		3,261,044
U.S. Treasury Notes	0.88	5/15/19	7,000,000	[b]	6,996,444
U.S. Treasury Notes	2.00	11/30/20	5,955,000	[b]	6,161,448
U.S. Treasury Notes	1.13	2/28/21	8,610,000		8,594,028
U.S. Treasury Notes	1.13	6/30/21	5,000,000	[b]	4,982,230
U.S. Treasury Notes	2.00	7/31/22	2,045,000		2,120,808
U.S. Treasury Notes	2.25	11/15/24	13,325,000		14,067,242
U.S. Treasury Notes	1.63	2/15/26	3,750,000		3,762,379
U.S. Treasury Notes	1.63	5/15/26	12,750,000		12,788,849
		322,997,885
Utilities - .9%
Duke Energy Carolinas, First Mortgage Bonds	1.75	12/15/16	3,010,000		3,017,055
Southern, Sr. Unscd. Notes	1.55	7/1/18	4,990,000		5,011,217
		8,028,272
Total Bonds and Notes (cost $842,178,753)					863,060,582

22

BNY Mellon Intermediate Bond Fund (continued)
Other Investment - 1.2%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $10,324,571)	10,324,571	[f]	10,324,571
Investment of Cash Collateral for Securities Loaned - 1.0%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund, Institutional Shares (cost $8,656,030)	8,656,030	[f]	8,656,030
Total Investments (cost $861,159,354)	100.5%		882,041,183
Liabilities, Less Cash and Receivables	(0.5%)		(4,374,460)
Net Assets	100.0%		877,666,723

GO—General Obligation

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2016, these securities were valued at $18,724,951 or 2.13% of net assets.

b Security, or portion thereof, on loan. At August 31, 2016, the value of the fund’s securities on loan was $154,782,475 and the value of the collateral held by the fund was $158,905,385, consisting of cash collateral of $8,656,030 and U.S. Government & Agency securities valued at $150,249,355.

c Variable rate security—rate shown is the interest rate in effect at period end.

d The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

f Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Corporate Bonds	53.0
U.S. Government Securities	36.8
Municipal Bonds	4.2
Foreign/Governmental	2.2
Money Market Investments	2.2
U.S. Government Agencies/Mortgage-Backed	2.0
Asset-Backed	.1
100.5

† Based on net assets.

See notes to financial statements.

23

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Corporate Bond Fund
Bonds and Notes - 98.6%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Consumer Discretionary - 13.5%
21st Century Fox America, Gtd. Notes	3.00	9/15/22	4,250,000		4,430,965
Borgwarner, Sr. Unscd. Notes	4.63	9/15/20	3,000,000		3,250,731
Brinker International, Sr. Scd. Notes	3.88	5/15/23	4,000,000		3,992,288
D.R. Horton, Gtd. Notes	4.00	2/15/20	5,000,000		5,262,500
Daimler Finance, Gtd. Notes	2.25	7/31/19	4,000,000	[a,b]	4,066,632
Ford Motor Credit, Sr. Unscd. Bonds	4.39	1/8/26	3,000,000		3,253,719
Ford Motor Credit, Sr. Unscd. Notes	4.25	2/3/17	3,500,000		3,541,801
General Motors Financial, Gtd. Notes	4.75	8/15/17	2,000,000		2,060,864
General Motors Financial, Gtd. Notes	3.70	5/9/23	2,000,000		2,041,542
General Motors Financial, Gtd. Notes	4.00	1/15/25	2,000,000		2,039,586
Grupo Televisa, Sr. Unscd. Notes	6.00	5/15/18	5,982,000		6,423,771
Grupo Televisa, Sr. Unscd. Notes	4.63	1/30/26	1,000,000		1,107,804
Harley-Davidson Financial Services, Gtd. Notes	2.15	2/26/20	5,000,000	[a]	5,030,590
Hasbro, Sr. Unscd. Notes	3.15	5/15/21	6,000,000		6,208,038
Kohl's, Sr. Unscd. Notes	4.25	7/17/25	3,000,000	[b]	3,115,896
Macy's Retail Holdings, Gtd. Notes	3.45	1/15/21	4,000,000	[b]	4,174,536
Marriott International, Sr. Unscd. Notes	2.88	3/1/21	3,000,000		3,099,327
NBCUniversal Media, Gtd. Notes	4.38	4/1/21	5,000,000		5,594,120
Newell Brands, Sr. Unscd. Notes	3.15	4/1/21	1,000,000		1,044,360
Newell Brands, Sr. Unscd. Notes	4.20	4/1/26	5,000,000		5,464,450
NVR, Sr. Unscd. Notes	3.95	9/15/22	7,510,000		7,919,633
Scripps Networks Interactive, Sr. Unscd. Notes	2.80	6/15/20	5,500,000		5,622,567
Sky, Gtd. Notes	2.63	9/16/19	4,000,000	[a]	4,061,068
Thomson Reuters, Gtd. Notes	4.70	10/15/19	5,750,000		6,235,248
Time Warner, Gtd. Notes	4.00	1/15/22	2,000,000		2,184,430
Time Warner, Gtd. Notes	7.63	4/15/31	2,500,000		3,533,663
Volkswagen Group of America Finance, Gtd. Notes	2.13	5/23/19	5,000,000	[a]	5,025,465
Volkswagen International Finance, Gtd. Notes	1.60	11/20/17	2,000,000	[a]	1,999,656
Wyndham Worldwide, Sr. Unscd. Notes	5.10	10/1/25	3,000,000		3,312,750
		115,098,000
Consumer Staples - 3.5%
Anheuser-Busch InBev Finance, Gtd. Notes	3.65	2/1/26	7,000,000		7,487,907
Flowers Foods, Sr. Unscd. Notes	4.38	4/1/22	6,000,000		6,483,978
Grupo Bimbo, Gtd. Notes	3.88	6/27/24	3,000,000	[a]	3,147,294
Jb Y Co., Gtd. Notes	3.75	5/13/25	6,000,000	[a]	6,225,342

24

BNY Mellon Corporate Bond Fund (continued)
Bonds and Notes - 98.6% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Consumer Staples - 3.5% (continued)
Kraft Heinz Foods, Scd. Notes	4.88	2/15/25	3,599,000	[a]	3,968,938
Whole Foods Market, Sr. Unscd. Notes	5.20	12/3/25	2,000,000	[a]	2,179,026
		29,492,485
Energy - 5.3%
Anadarko Petroleum, Sr. Unscd. Notes	5.55	3/15/26	2,750,000	[b]	3,047,597
Apache, Sr. Unscd. Notes	3.25	4/15/22	3,000,000		3,070,995
ConocoPhillips, Gtd. Notes	4.95	3/15/26	3,000,000	[b]	3,407,817
Continental Resources, Gtd. Notes	5.00	9/15/22	3,750,000	[b]	3,646,875
Marathon Oil, Sr. Unscd. Notes	2.80	11/1/22	5,000,000		4,576,830
Noble Energy, Sr. Unscd. Notes	3.90	11/15/24	3,000,000		3,067,419
Petrobras Global Finance, Gtd. Notes	5.38	1/27/21	7,500,000		7,246,875
Pioneer Natural Resources, Sr. Unscd. Notes	3.95	7/15/22	5,855,000		6,173,916
Regency Energy Partners, Gtd. Notes	5.88	3/1/22	2,500,000		2,745,548
Rowan Companies, Gtd. Notes	7.88	8/1/19	3,000,000	[b]	3,170,259
Sunoco Logistics Partners Operations, Gtd. Notes	3.45	1/15/23	3,000,000		2,995,992
Sunoco Logistics Partners Operations, Gtd. Notes	4.25	4/1/24	2,250,000		2,340,313
		45,490,436
Financials - 31.8%
AerCap Aviation Solutions, Gtd. Notes	6.38	5/30/17	7,845,000		8,099,962
Alexandria Real Estate Equities, Gtd. Notes	3.95	1/15/27	3,327,000		3,496,235
Apollo Management Holdings, Gtd. Notes	4.00	5/30/24	7,000,000	[a]	7,230,328
Assured Guaranty U.S. Holdings, Gtd. Notes	5.00	7/1/24	7,000,000	[b]	7,851,669
BAC Capital Trust XIV, Gtd. Notes	4.00	9/29/49	3,000,000	[c]	2,457,720
Bank of America, Sub. Notes	5.49	3/15/19	2,000,000		2,167,110
Bank of America, Sub. Notes	4.20	8/26/24	5,000,000		5,312,525
Barclays, Sub. Notes	5.20	5/12/26	7,000,000		7,308,511
BBVA Bancomer, Sr. Unscd. Notes	4.38	4/10/24	5,000,000	[a]	5,311,000
Blackstone Holdings Finance, Gtd. Notes	6.63	8/15/19	2,000,000	[a]	2,270,258
Blackstone Holdings Finance, Gtd. Notes	4.75	2/15/23	3,000,000	[a]	3,345,045
Boston Properties, Sr. Unscd. Notes	3.70	11/15/18	5,000,000		5,222,005
Brixmor Operating Partnership, Sr. Unscd. Notes	3.88	8/15/22	3,970,000		4,150,266
Carlyle Holdings Finance, Gtd. Notes	3.88	2/1/23	5,921,000	[a]	6,176,752
CBRE Services, Gtd. Notes	4.88	3/1/26	6,000,000		6,328,788
Chittenden, Sub. Notes	1.50	2/14/17	1,000,000	[c]	998,193
Citigroup, Jr. Sub. Debs., Ser. Q	5.95	12/29/49	5,000,000	[c]	5,100,000
Citigroup, Sub. Bonds	4.40	6/10/25	4,000,000		4,247,180
Citizens Financial Group, Sub. Bonds	3.75	7/1/24	6,000,000		6,026,052

25

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Corporate Bond Fund (continued)
Bonds and Notes - 98.6% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Financials - 31.8% (continued)
Credit Suisse Group Funding, Gtd. Notes	3.80	9/15/22	7,000,000		7,152,166
CubeSmart, Gtd. Notes	4.80	7/15/22	6,595,000		7,332,235
DDR, Sr. Unscd. Notes	3.50	1/15/21	4,500,000		4,657,558
Deutsche Bank, Sub. Notes	4.50	4/1/25	7,000,000	[b]	6,621,160
Duke Realty, Sr. Unscd. Notes	3.25	6/30/26	1,000,000		1,028,797
Essex Portfolio, Gtd. Notes	3.25	5/1/23	2,500,000		2,567,743
First Industrial, Sr. Unscd. Notes	5.95	5/15/17	1,500,000		1,545,371
First Industrial, Sr. Unscd. Notes	7.50	12/1/17	2,500,000		2,665,213
Five Corners Funding Trust, Sr. Unscd. Bonds	4.42	11/15/23	6,000,000	[a]	6,486,630
Goldman Sachs Group, Sr. Unscd. Notes	6.15	4/1/18	4,000,000		4,284,936
Goldman Sachs Group, Sub. Notes	4.25	10/21/25	2,750,000		2,922,585
HSBC Finance, Sub. Notes	6.68	1/15/21	7,000,000		8,080,835
JPMorgan Chase & Co., Sub. Notes	3.38	5/1/23	3,000,000		3,099,021
Kilroy Realty, Gtd. Notes	4.38	10/1/25	5,000,000		5,430,390
Kimco Realty, Sr. Unscd. Notes	3.40	11/1/22	2,240,000		2,349,863
Legg Mason , Sr. Unscd. Notes	4.75	3/15/26	3,750,000		4,104,011
Liberty Property, Sr. Unscd. Notes	6.63	10/1/17	4,200,000		4,409,454
Lloyds Banking Group, Sub. Notes	4.65	3/24/26	7,000,000		7,279,244
Moody's, Sr. Unscd. Notes	2.75	7/15/19	2,000,000		2,052,784
Moody's, Sr. Unscd. Notes	4.50	9/1/22	5,000,000		5,556,175
Morgan Stanley, Sub. Notes	4.88	11/1/22	7,000,000		7,769,111
Nasdaq, Sr. Unscd. Notes	3.85	6/30/26	2,000,000		2,105,352
National Retail Properties, Sr. Unscd. Notes	3.90	6/15/24	4,000,000		4,250,568
Prologis, Gtd. Notes	2.75	2/15/19	3,000,000		3,071,814
Rabobank, Bank Gtd. Notes	4.38	8/4/25	5,000,000		5,300,365
Realty Income, Sr. Unscd. Notes	4.65	8/1/23	3,000,000		3,326,616
Retail Opportunity Investments Partnership, Gtd. Notes	5.00	12/15/23	3,750,000		4,023,930
Retail Opportunity Investments Partnership, Gtd. Notes	4.00	12/15/24	3,000,000		3,040,095
Royal Bank of Canada, Sub. Notes	4.65	1/27/26	6,000,000	[b]	6,611,580
Royal Bank of Scotland Group, Jr. Sub. Notes	8.63	12/29/49	3,000,000	[c]	3,063,750
Royal Bank of Scotland Group, Sub. Bonds	5.13	5/28/24	5,000,000		5,066,810
Santander UK Group Holdings, Sr. Unscd. Notes	2.88	8/5/21	6,000,000		5,989,518
Societe Generale, Sub. Notes	4.75	11/24/25	7,250,000	[a]	7,634,757
Stifel Financial, Sr. Unscd. Bonds	4.25	7/18/24	8,000,000		8,159,680
TIAA Asset Management Finance, Sr. Unscd. Notes	2.95	11/1/19	5,000,000	[a]	5,137,360
UBS Group Funding, Gtd. Notes	3.00	4/15/21	3,000,000	[a]	3,094,653

26

BNY Mellon Corporate Bond Fund (continued)
Bonds and Notes - 98.6% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Financials - 31.8% (continued)
WEA Finance, Gtd. Notes	1.75	9/15/17	2,000,000	[a]	2,003,444
Weingarten Realty Investors, Sr. Unscd. Notes	3.50	4/15/23	3,000,000		3,078,381
Westpac Banking, Sub. Bonds	4.63	6/1/18	4,750,000		4,982,375
		270,435,929
Foreign/Governmental - 2.9%
Bermudian Government, Sr. Unscd. Notes	5.60	7/20/20	6,102,000	[a]	6,834,240
North American Development Bank, Sr. Unscd. Notes	2.30	10/10/18	3,000,000		3,052,080
Petroleos Mexicanos, Gtd. Notes	2.70	7/18/18	5,000,000	[c]	5,075,000
Petroleos Mexicanos, Gtd. Notes	5.50	1/21/21	3,000,000		3,233,250
Spanish Government, Sr. Unscd. Notes	4.00	3/6/18	6,000,000	[a]	6,217,530
		24,412,100
Health Care - 5.5%
AbbVie, Sr. Unscd. Notes	1.80	5/14/18	3,000,000		3,016,617
AbbVie, Sr. Unscd. Notes	3.60	5/14/25	5,000,000		5,296,925
Aetna, Sr. Unscd. Notes	2.20	3/15/19	4,000,000		4,064,672
Amgen, Sr. Unscd. Notes	3.88	11/15/21	3,500,000		3,812,378
Dignity Health, Unscd. Notes	3.13	11/1/22	5,000,000		5,108,770
Express Scripts Holdings, Gtd. Notes	3.00	7/15/23	3,000,000		3,051,762
Mylan, Gtd. Notes	3.15	6/15/21	7,000,000	[a]	7,162,715
Premier Health Partners, Unscd. Bonds	2.91	11/15/26	2,550,000		2,567,644
Teva Pharmaceutical Finance IV, Gtd. Notes	2.25	3/18/20	4,500,000		4,551,867
Teva Pharmaceutical Finance Netherlands III, Gtd. Notes	3.15	10/1/26	5,000,000		5,044,890
Unitedhealth Group, Sr. Unscd. Notes	3.35	7/15/22	3,000,000		3,231,216
		46,909,456
Industrials - 4.8%
Air Canada 2015-1A PTT, Notes	3.60	9/15/28	2,953,105	[a]	3,082,303
American Airlines, Bonds	3.38	11/1/28	4,295,284		4,445,619
Delta Air Lines, Bonds	3.63	1/30/29	958,278		1,036,138
GATX, Sr. Unscd. Notes	4.75	6/15/22	3,000,000		3,228,537
GATX, Sr. Unscd. Notes	3.25	3/30/25	4,000,000		4,028,656
General Electric, Jr. Sub. Debs., Ser. D	5.00	12/29/49	6,838,000	[c]	7,333,755
Pentair Finance, Gtd. Notes	2.65	12/1/19	4,500,000		4,484,434
Roper Technologies, Sr. Unscd. Notes	3.00	12/15/20	3,000,000		3,128,076
Tyco Electronics Group, Gtd. Notes	3.70	2/15/26	2,000,000		2,142,656
Union Pacific, Sr. Unscd. Notes	2.25	2/15/19	4,000,000		4,089,952
Waste Management, Gtd. Notes	4.75	6/30/20	3,853,000		4,282,771
		41,282,897
Information Technology - 13.7%
Adobe Systems, Sr. Unscd. Notes	4.75	2/1/20	6,000,000		6,618,600

27

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Corporate Bond Fund (continued)
Bonds and Notes - 98.6% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Information Technology - 13.7% (continued)
Arrow Electronics, Sr. Unscd. Notes	3.00	3/1/18	3,500,000		3,546,413
Arrow Electronics, Sr. Unscd. Notes	5.13	3/1/21	3,000,000		3,256,545
Arrow Electronics, Sr. Unscd. Notes	4.00	4/1/25	2,000,000		2,014,814
Avnet, Sr. Unscd. Notes	4.88	12/1/22	6,500,000		7,103,720
Broadridge Financial Solutions, Sr. Unscd. Notes	3.95	9/1/20	5,850,000		6,238,352
CA, Sr. Unscd. Notes	2.88	8/15/18	3,750,000		3,822,596
CA, Sr. Unscd. Notes	3.60	8/1/20	5,000,000		5,229,345
Cadence Design Systems, Sr. Unscd. Notes	4.38	10/15/24	5,250,000		5,416,204
Diamond 1 Finance, Gtd. Notes	7.13	6/15/24	1,000,000	[a]	1,084,092
Diamond 1 Finance, Sr. Scd. Notes	6.02	6/15/26	2,250,000	[a]	2,416,352
Diamond 1 Finance, Sr. Scd. Notes	8.10	7/15/36	3,000,000	[a]	3,493,704
eBay, Sr. Unscd. Notes	2.60	7/15/22	2,000,000		2,027,886
eBay , Sr. Unscd. Notes	3.80	3/9/22	2,500,000	[b]	2,673,653
Electronic Arts, Sr. Unscd. Notes	3.70	3/1/21	1,000,000		1,057,485
Electronic Arts, Sr. Unscd. Notes	4.80	3/1/26	4,426,000		4,864,068
Fidelity National Information Services, Gtd. Notes	5.00	3/15/22	4,000,000		4,137,724
Fidelity National Information Services, Gtd. Notes	3.50	4/15/23	2,000,000		2,107,152
Fiserv, Gtd. Notes	3.50	10/1/22	7,000,000		7,431,522
Flextronics International, Gtd. Notes	4.75	6/15/25	7,550,000		8,028,949
Jabil Circuit, Sr. Unscd. Bonds	5.63	12/15/20	4,737,000		5,104,117
Lam Research, Sr. Unscd. Notes	3.80	3/15/25	8,000,000		8,373,408
Lender Processing Services, Gtd. Notes	5.75	4/15/23	1,556,000		1,645,470
Maxim Integrated Products, Sr. Unscd. Notes	2.50	11/15/18	5,000,000		5,071,915
Seagate HDD Cayman, Gtd. Bonds	4.75	1/1/25	6,000,000		5,555,790
Total System Services, Sr. Unscd. Notes	4.80	4/1/26	7,500,000		8,298,630
		116,618,506
Materials - 5.4%
Allegheny Technologies, Sr. Unscd. Notes	7.88	8/15/23	7,385,000	[c]	7,052,675
CRH America, Gtd. Notes	3.88	5/18/25	3,000,000	[a]	3,221,511
Dow Chemical, Sr. Unscd. Notes	4.13	11/15/21	5,500,000		6,020,327
Eastman Chemical, Sr. Unscd. Notes	3.60	8/15/22	4,000,000		4,208,324
Freeport-McMoRan, Gtd. Notes	3.55	3/1/22	4,000,000	[b]	3,500,000
Georgia-Pacific, Sr. Unscd. Notes	3.16	11/15/21	7,000,000	[a]	7,289,380
Glencore Funding, Gtd. Notes	2.13	4/16/18	5,000,000	[a]	4,964,450
Glencore Funding, Gtd. Notes	4.63	4/29/24	3,000,000	[a]	3,052,500
International Paper, Sr. Unscd. Notes	3.00	2/15/27	5,000,000		4,982,535

28

BNY Mellon Corporate Bond Fund (continued)
Bonds and Notes - 98.6% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Materials - 5.4% (continued)
Valmont Industries, Gtd. Notes	6.63	4/20/20	1,667,000		1,899,366
		46,191,068
Municipal Bonds - 6.5%
California Earthquake Authority, Revenue	2.81	7/1/19	7,500,000		7,691,925
Florida Hurricane Catastrophe Fund Finance Corporation, Revenue Bonds	3.00	7/1/20	6,500,000		6,790,095
Illinois, GO	5.88	3/1/19	2,000,000		2,174,880
Illinois, GO	6.20	7/1/21	1,100,000		1,196,602
Las Vegas Valley Water District, GO (Build America Bonds)	7.10	6/1/39	5,000,000		5,743,350
New Jersey Transportation Trust Fund Authority, (Transportation System)	1.76	12/15/18	5,000,000		4,933,650
North Texas Tollway Authority, Subordinate Lien System Revenue (Build America Bonds)	8.91	2/1/30	5,000,000		6,026,350
Oakland Unified School District, GO (Build America Bonds)	9.50	8/1/34	2,500,000		3,034,025
Texas Public Finance Authority, Windstorm Insurance Association Premium Revenue	8.25	7/1/24	7,500,000		7,768,275
Wayne County, GO	4.25	12/1/18	3,950,000		4,000,797
West Contra Costa Unified School District, GO (Build America Bonds)	8.46	8/1/34	5,000,000		5,971,950
		55,331,899
Telecommunications - 3.4%
America Movil, Gtd. Notes	5.00	3/30/20	3,980,000		4,402,366
AT&T, Sr. Unscd. Notes	3.60	2/17/23	7,000,000		7,399,784
Telefonica Emisiones, Gtd. Notes	4.57	4/27/23	6,500,000		7,308,015
Verizon Communications, Sr. Unscd. Notes	5.15	9/15/23	7,000,000		8,194,095
Verizon Communications, Sr. Unscd. Notes	4.13	8/15/46	2,000,000		2,016,490
		29,320,750
Utilities - 2.3%
Black Hills, Sr. Unscd. Notes	4.25	11/30/23	5,000,000		5,445,360
CMS Energy, Sr. Unscd. Notes	5.05	3/15/22	1,500,000		1,705,218
Entergy, Sr. Unscd. Notes	2.95	9/1/26	2,000,000		2,020,940
Exelon, Sr. Unscd. Notes	2.45	4/15/21	3,000,000		3,050,379
NextEra Energy Capital Holdings, Gtd. Debs.	2.70	9/15/19	3,000,000		3,077,688
PPL Capital Funding, Gtd. Notes	1.90	6/1/18	2,000,000		2,007,200
PPL Capital Funding, Gtd. Notes	3.95	3/15/24	2,000,000		2,167,498
		19,474,283
Total Bonds and Notes (cost $805,923,463)					840,057,809
Other Investment - .4%			Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $3,826,896)			3,826,896	[d]	3,826,896

29

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Corporate Bond Fund (continued)
Investment of Cash Collateral for Securities Loaned - 3.1%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund, Institutional Shares (cost $26,115,869)	26,115,869	[d]	26,115,869
Total Investments (cost $835,866,228)	102.1%		870,000,574
Liabilities, Less Cash and Receivables	(2.1%)		(18,189,882)
Net Assets	100.0%		851,810,692

BAN—Bond Anticipation Notes

GO—General Obligation

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2016, these securities were valued at $133,213,015 or 15.64% of net assets.

b Security, or portion thereof, on loan. At August 31, 2016, the value of the fund’s securities on loan was $31,321,047 and the value of the collateral held by the fund was $32,491,659, consisting of cash collateral of $26,115,869 and U.S. Government & Agency securities valued at $6,375,790.

c Variable rate security—rate shown is the interest rate in effect at period end.

d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Corporate Bonds	89.2
Municipal Bonds	6.5
Money Market Investments	3.5
Foreign/Governmental	2.9
102.1

† Based on net assets.

See notes to financial statements.

30

BNY Mellon Short-Term U.S. Government Securities Fund
Bonds and Notes - 98.7%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Municipal Bonds - 4.3%
California, GO(Various Purpose)	1.25	11/1/16	1,000,000		1,000,950
California Earthquake Authority, Revenue	2.81	7/1/19	1,275,000		1,307,627
Florida Hurricane Catastrophe Fund Finance Corporation, Revenue	2.11	7/1/18	2,850,000		2,899,847
Kansas Development Finance Authority, Revenue (State of Kansas - Kansas Public Employees Retirement System)	1.88	4/15/18	1,000,000		1,007,410
University of California Regents, General Revenue	0.99	7/1/17	3,000,000	[a]	3,000,960
		9,216,794
U.S. Government Agencies - 28.9%
Federal Farm Credit Bank, Bonds	0.69	5/16/17	1,380,000		1,379,800
Federal Farm Credit Bank, Bonds	1.10	10/15/18	6,500,000		6,486,487
Federal Farm Credit Bank, Bonds	1.23	1/25/19	7,660,000		7,648,901
Federal Farm Credit Bank, Bonds	1.11	1/28/19	3,050,000		3,037,718
Federal Farm Credit Bank, Bonds	1.25	3/4/19	2,775,000		2,775,022
Federal Farm Credit Bank, Bonds	1.18	8/1/19	2,000,000		1,998,288
Federal Farm Credit Bank, Bonds	1.17	1/13/20	3,000,000		2,984,715
Federal Home Loan Bank, Bonds	5.38	5/15/19	650,000		724,656
Federal Home Loan Mortgage Corporation, Notes	1.00	9/8/17	3,750,000	[b]	3,750,345
Federal Home Loan Mortgage Corporation, Notes	1.25	1/29/19	2,000,000	[b]	2,000,074
Federal Home Loan Mortgage Corporation, Notes	1.30	5/24/19	2,000,000	[b]	1,991,334
Federal Home Loan Mortgage Corporation, Notes	1.25	8/15/19	2,105,000	[b]	2,107,551
Federal Home Loan Mortgage Corporation, Notes, Ser. 1	1.05	2/26/18	3,000,000	[b]	3,001,293
Federal National Mortgage Association, Notes	1.13	4/30/18	1,090,000	[b]	1,090,416
Federal National Mortgage Association, Notes	1.25	2/26/19	1,810,000	[b]	1,810,413
Federal National Mortgage Association, Notes	1.27	2/26/19	1,710,000	[b]	1,710,684
Federal National Mortgage Association, Notes	1.38	6/21/19	6,000,000	[b]	6,007,038
Federal National Mortgage Association, Notes	1.15	7/26/19	1,815,000	[b]	1,813,947
Federal National Mortgage Association, Notes	1.25	7/26/19	2,180,000	[b]	2,173,242
Federal National Mortgage Association, Notes	1.20	8/16/19	1,800,000	[b]	1,795,864
Federal National Mortgage Association, Notes	1.54	7/6/21	2,965,000	[b]	2,952,461
Federal National Mortgage Association, Notes, Ser. 1	1.00	4/30/18	3,310,000	[b]	3,310,496
		62,550,745

31

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Short-Term U.S. Government Securities Fund (continued)
Bonds and Notes - 98.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
U.S. Government Agencies/Mortgage-Backed - 30.6%
Federal Home Loan Mortgage Corporation
REMIC, Ser. 3846, Cl. CK, 1.50%, 9/15/20			307,046	[b]	307,315
REMIC, Ser. 4020, Cl. PC, 1.75%, 3/15/27			1,538,536	[b]	1,536,998
2.00%, 5/1/23			1,061,517	[b]	1,078,865
REMIC, Ser. 4079, Cl. WA, 2.00%, 8/15/40			2,611,645	[b]	2,628,885
REMIC, Ser. 4016, Cl. AB, 2.00%, 9/15/25			1,400,847	[b]	1,428,254
2.50%, 8/1/25			1,645,271	[b]	1,703,199
REMIC, Ser. 3986, Cl. P, 4.00%, 3/15/39			320,022	[b]	322,597
REMIC, Ser. 2663, Cl. BC, 4.00%, 8/15/18			1,318,072	[b]	1,344,646
REMIC, Ser. 2675, Cl. CK, 4.00%, 9/15/18			52,159	[b]	53,200
4.50%, 12/1/19-9/1/26			3,586,375	[b]	3,727,942
REMIC, Ser. 2495, Cl. UC, 5.00%, 7/15/32			2,222	[b]	2,239
Federal National Mortgage Association
REMIC, Ser. 2010-124, Cl. AG, 1.75%, 11/25/20			2,077,460	[b]	2,092,503
REMIC, Ser. 2012-78, Cl. KB, 1.75%, 7/25/27			1,521,736	[b]	1,520,331
2.00%, 12/1/22-9/1/26			10,302,238	[b]	10,477,693
REMIC, Ser. 2010-13, Cl. KA, 2.00%, 12/25/18			481,382	[b]	484,057
2.50%, 3/1/22-7/1/26			9,259,941	[b]	9,577,874
REMIC, Ser. 2013-138, Cl. BE, 2.50%, 1/25/29			2,161,860	[b]	2,193,447
REMIC, Ser. 2011-23, Cl. AB, 2.75%, 6/25/20			1,158,113	[b]	1,173,358
REMIC, Ser. 2012-94, Cl. E, 3.00%, 6/25/22			1,417,531	[b]	1,449,583
REMIC, Ser. 2009-41, Cl. LE, 4.00%, 3/25/24			984,933	[b]	993,315
4.50%, 11/1/22			2,966,645	[b]	3,063,748
REMIC, Ser. 2003-67, Cl. TJ, 4.75%, 7/25/18			273,009	[b]	278,413
5.00%, 2/1/22			996,878	[b]	1,025,455
Government National Mortgage Association I
Ser. 2013-101, Cl. A, 0.51%, 5/16/35			3,262,362		3,206,768
Ser. 2013-73, Cl. A, 0.98%, 12/16/35			4,170,762		4,122,772
Ser. 2012-55, Cl. A, 1.70%, 8/16/33			3,302,436		3,305,151
Ser. 2013-105, Cl. A, 1.71%, 2/16/37			3,550,823		3,519,417
Ser. 2011-20, Cl. A, 1.88%, 4/16/32			1,441,189		1,440,778
Ser. 2011-49, Cl. A, 2.45%, 7/16/38			1,991,018		2,003,657
Ser. 2010-101, Cl. NC, 2.50%, 11/20/36			8,564		8,567
Ser. 2003-48, Cl. C, 4.89%, 7/16/34			237,125		239,120
		66,310,147
U.S. Government Securities - 34.9%
U.S. Treasury Notes	1.00	12/15/17	3,750,000	[c]	3,762,450
U.S. Treasury Notes	0.88	1/15/18	3,250,000	[c]	3,255,714
U.S. Treasury Notes	1.00	2/15/18	6,000,000		6,020,742
U.S. Treasury Notes	0.88	3/31/18	2,000,000		2,002,812
U.S. Treasury Notes	1.00	5/15/18	8,250,000		8,278,199
U.S. Treasury Notes	1.13	6/15/18	6,000,000	[c]	6,033,396
U.S. Treasury Notes	0.63	6/30/18	1,000,000	[c]	996,797
U.S. Treasury Notes	1.38	7/31/18	7,500,000		7,579,538
U.S. Treasury Notes	1.00	8/15/18	7,500,000		7,525,928
U.S. Treasury Notes	1.13	1/15/19	7,750,000		7,795,865
U.S. Treasury Notes	0.88	4/15/19	7,750,000		7,746,970
U.S. Treasury Notes	0.88	6/15/19	7,750,000	[c]	7,741,374
U.S. Treasury Notes	0.75	7/15/19	7,000,000	[c]	6,966,505
		75,706,290
Total Bonds and Notes (cost $214,115,182)					213,783,976
Other Investment - 1.3%			Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $2,814,000)			2,814,000	[d]	2,814,000
Total Investments (cost $216,929,182)			100.0%		216,597,976
Cash and Receivables (Net)			0.0%		61,953
Net Assets			100.0%		216,659,929

GO—General Obligation

REMIC—Real Estate Mortgage Investment Conduit

a Variable rate security—rate shown is the interest rate in effect at period end.

b The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

c Security, or portion thereof, on loan. At August 31, 2016, the value of the fund’s securities on loan was $28,706,148 and the value of the collateral held by the fund was $29,572,794, consisting of U.S. Government & Agency securities.

d Investment in affiliated money market mutual fund.

32

Portfolio Summary (Unaudited) †	Value (%)
U.S. Government Agencies/Mortgage-Backed	59.5
U.S. Government Securities	34.9
Municipal Bonds	4.3
Money Market Investment	1.3
100.0

† Based on net assets.

See notes to financial statements.

33

STATEMENTS OF ASSETS AND LIABILITIES

August 31, 2016

	BNY Mellon Bond Fund	BNY Mellon Intermediate Bond Fund	BNY Mellon Corporate Bond Fund	BNY Mellon Short-Term U.S. Government Securities Fund
Assets ($):
Investments in securities—See Statements of Investments† (including securities on loan)††—Note 1(b)
Unaffiliated issuers	1,029,150,866	863,060,582	840,057,809	213,783,976
Affiliated issuers	38,039,664	18,980,601	29,942,765	2,814,000
Cash	-	-	-	1,113,760
Receivable for investment securities sold	57,801,046	884,460	785,024	-
Interest receivable	6,517,763	5,100,934	8,872,901	440,403
Receivable for shares of Beneficial Interest subscribed	508,619	583,100	702,001	1,766,706
Dividends receivable	5,062	2,336	1,184	995
Securities lending receivable	2,596	9,555	17,660	2,183
Prepaid expenses	26,995	26,845	18,029	21,718
	1,132,052,611	888,648,413	880,397,373	219,943,741
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)	397,668	336,562	320,934	79,183
Due to Administrator—Note 3(a)	109,521	92,704	89,425	22,685
Cash overdraft due to Custodian	1,510,817	581,533	1,304,924	-
Payable for investment securities purchased	83,803,508	842,947	536,339	2,039,500
Liability for securities on loan—Note 1(b)	5,312,290	8,656,030	26,115,869	-
Payable for shares of Beneficial Interest redeemed	531,486	411,760	156,592	1,101,511
Accrued expenses	83,581	60,154	62,598	40,933
	91,748,871	10,981,690	28,586,681	3,283,812
Net Assets ($)	1,040,303,740	877,666,723	851,810,692	216,659,929
Composition of Net Assets ($):
Paid-in capital	1,000,824,339	869,310,235	836,007,501	228,601,058
Accumulated undistributed investment income—net	501,814	237,005	539,335	71,368
Accumulated net realized gain (loss) on investments	(2,283,590)	(12,762,346)	(18,870,490)	(11,681,291)
Accumulated net unrealized appreciation (depreciation) on investments	41,261,177	20,881,829	34,134,346	(331,206)
Net Assets ($)	1,040,303,740	877,666,723	851,810,692	216,659,929
† Investments at cost ($)
Unaffiliated issuers	987,889,689	842,178,753	805,923,463	214,115,182
Affiliated issuers	38,039,664	18,980,601	29,942,765	2,814,000
†† Value of securities on loan ($)	39,354,368	154,782,475	31,321,047	28,706,148
Net Asset Value Per Share
Class M
Net Assets ($)	1,030,684,534	869,419,369	850,017,443	214,753,569
Shares Outstanding	78,620,343	68,266,539	65,011,997	18,190,263
Net Asset Value Per Share ($)	13.11	12.74	13.07	11.81
Investor Shares
Net Assets ($)	9,619,206	8,247,354	1,793,249	1,906,360
Shares Outstanding	735,353	647,323	137,245	161,698
Net Asset Value Per Share ($)	13.08	12.74	13.07	11.79

See notes to financial statements.

34

STATEMENTS OF OPERATIONS

Year Ended August 31, 2016

	BNY Mellon Bond Fund	BNY Mellon Intermediate Bond Fund	BNY Mellon Corporate Bond Fund	BNY Mellon Short-Term U.S. Government Securities Fund
Investment Income ($):
Income:
Interest	29,783,291	18,753,422	28,748,973	1,825,576
Dividends from affiliated issuers	31,472	21,895	23,401	9,212
Income from securities lending—Note 1(b)	38,275	107,325	86,811	11,653
Total Income	29,853,038	18,882,642	28,859,185	1,846,441
Expenses:
Investment advisory fee—Note 3(a)	4,062,228	3,491,412	3,153,877	703,818
Administration fee—Note 3(a)	1,272,534	1,093,719	987,875	251,963
Trustees’ fees and expenses—Note 3(c)	81,584	67,471	61,785	14,773
Custodian fees—Note 3(b)	74,713	61,033	55,446	16,312
Professional fees	66,230	44,685	55,199	40,885
Registration fees	32,049	30,446	42,520	30,081
Shareholder servicing costs—Note 3(b)	22,069	18,204	8,412	4,119
Loan commitment fees—Note 2	18,556	13,325	11,236	3,083
Prospectus and shareholders’ reports	14,412	11,976	9,903	8,521
Miscellaneous	50,670	45,803	49,569	33,428
Total Expenses	5,695,045	4,878,074	4,435,822	1,106,983
Less—reduction in fees due to earnings credits—Note 3(b)	(89)	(76)	(19)	(20)
Net Expenses	5,694,956	4,877,998	4,435,803	1,106,963
Investment Income—Net	24,158,082	14,004,644	24,423,382	739,478
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	6,515,181	158,106	(2,483,138)	(27,501)
Net unrealized appreciation (depreciation) on investments	26,968,596	15,914,271	35,559,289	672,612
Net Realized and Unrealized Gain (Loss) on Investments	33,483,777	16,072,377	33,076,151	645,111
Net Increase in Net Assets Resulting from Operations	57,641,859	30,077,021	57,499,533	1,384,589

See notes to financial statements.

35

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon Bond Fund		BNY Mellon Intermediate Bond Fund
	Year Ended August 31,		Year Ended August 31,
	2016	2015	2016	2015
Operations ($):
Investment income—net	24,158,082	23,041,042	14,004,644	13,260,272
Net realized gain (loss) on investments	6,515,181	2,893,863	158,106	3,433,622
Net unrealized appreciation (depreciation) on investments	26,968,596	(17,220,035)	15,914,271	(13,121,777)
Net Increase (Decrease) in Net Assets Resulting from Operations	57,641,859	8,714,870	30,077,021	3,572,117
Dividends to Shareholders from ($):
Investment income—net:
Class M	(28,195,330)	(27,414,861)	(17,610,181)	(17,067,354)
Investor Shares	(221,091)	(219,936)	(127,578)	(121,389)
Net realized gain on investments:
Class M	-	(2,408,122)	-	-
Investor Shares	-	(22,615)	-	-
Total Dividends	(28,416,421)	(30,065,534)	(17,737,759)	(17,188,743)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	135,302,949	140,159,445	121,361,604	133,871,253
Investor Shares	8,842,498	10,156,088	9,093,845	9,630,429
Dividends reinvested:
Class M	4,861,827	5,986,027	3,762,278	3,482,582
Investor Shares	195,680	225,238	120,111	107,875
Cost of shares redeemed:
Class M	(148,837,129)	(154,767,849)	(145,270,631)	(158,778,804)
Investor Shares	(7,895,083)	(11,250,581)	(8,529,880)	(8,568,791)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(7,529,258)	(9,491,632)	(19,462,673)	(20,255,456)
Total Increase (Decrease) in Net Assets	21,696,180	(30,842,296)	(7,123,411)	(33,872,082)
Net Assets ($):
Beginning of Period	1,018,607,560	1,049,449,856	884,790,134	918,662,216
End of Period	1,040,303,740	1,018,607,560	877,666,723	884,790,134
Undistributed investment income—net	501,814	265,043	237,005	301,624
Capital Share Transactions (Shares):
Class Ma
Shares sold	10,496,743	10,824,835	9,608,380	10,545,637
Shares issued for dividends reinvested	377,002	463,209	297,744	274,672
Shares redeemed	(11,582,419)	(11,965,604)	(11,519,147)	(12,513,648)
Net Increase (Decrease) in Shares Outstanding	(708,674)	(677,560)	(1,613,023)	(1,693,339)
Investor Shares[a]
Shares sold	685,758	786,616	718,365	757,599
Shares issued for dividends reinvested	15,197	17,461	9,500	8,505
Shares redeemed	(612,572)	(869,871)	(675,154)	(674,628)
Net Increase (Decrease) in Shares Outstanding	88,383	(65,794)	52,711	91,476

[a]

During the period ended August 31, 2016, 681,282 Class M Shares representing $8,804,999 were exchanged for 682,875 Investor Shares for BNY Mellon Bond Fund and 708,806 Class M Shares representing $8,971,016 were exchanged for 708,561 Investor Shares for BNY Mellon Intermediate Bond Fund.

See notes to financial statements.

36

	BNY Mellon Corporate Bond Fund		BNY Mellon Short-Term U.S. Government Securities Fund
	Year Ended August 31,		Year Ended August 31,
	2016	2015	2016	2015
Operations ($):
Investment income—net	24,423,382	21,402,595	739,478	1,055,327
Net realized gain (loss) on investments	(2,483,138)	(1,348,407)	(27,501)	442,474
Net unrealized appreciation (depreciation) on investments	35,559,289	(18,122,002)	672,612	(641,369)
Net Increase (Decrease) in Net Assets Resulting from Operations	57,499,533	1,932,186	1,384,589	856,432
Dividends to Shareholders from ($):
Investment income—net:
Class M	(27,952,207)	(25,237,440)	(2,050,626)	(2,739,026)
Investor Shares	(105,956)	(159,946)	(12,314)	(15,229)
Total Dividends	(28,058,163)	(25,397,386)	(2,062,940)	(2,754,255)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	200,332,812	222,649,831	115,776,155	79,156,646
Investor Shares	3,830,590	8,657,857	1,396,436	2,733,011
Dividends reinvested:
Class M	8,733,097	8,602,085	505,001	646,918
Investor Shares	36,078	40,199	11,133	14,230
Cost of shares redeemed:
Class M	(174,562,705)	(169,141,225)	(96,504,648)	(136,233,802)
Investor Shares	(7,400,689)	(4,736,335)	(1,070,230)	(1,956,531)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	30,969,183	66,072,412	20,113,847	(55,639,528)
Total Increase (Decrease) in Net Assets	60,410,553	42,607,212	19,435,496	(57,537,351)
Net Assets ($):
Beginning of Period	791,400,139	748,792,927	197,224,433	254,761,784
End of Period	851,810,692	791,400,139	216,659,929	197,224,433
Undistributed investment income—net	539,335	458,843	71,368	63,672
Capital Share Transactions (Shares):
Class 0Ma
Shares sold	15,773,365	17,294,578	9,784,196	6,646,583
Shares issued for dividends reinvested	687,925	669,501	42,689	54,347
Shares redeemed	(13,882,122)	(13,175,760)	(8,159,136)	(11,436,795)
Net Increase (Decrease) in Shares Outstanding	2,579,168	4,788,319	1,667,749	(4,735,865)
Investor Shares[a]
Shares sold	301,786	671,094	118,090	229,553
Shares issued for dividends reinvested	2,849	3,128	942	1,198
Shares redeemed	(589,556)	(369,199)	(90,655)	(164,546)
Net Increase (Decrease) in Shares Outstanding	(284,921)	305,023	28,377	66,205

[a]

During the period ended August 31, 2016, 327,051 Class M Shares representing $4,148,556 were exchanged for 327,245 Investor Shares for BNY Mellon Corporate Bond Fund and 93,604 Class M Shares representing $1,108,424 were exchanged for 93,733 Investor Shares for BNY Mellon Short-Term U.S. Government Securities Fund.

See notes to financial statements.

37

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information (except portfolio turnover) reflects financial results for a single fund share. Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the funds’ financial statements.

	Class M Shares
	Year Ended August 31,
BNY Mellon Bond Fund	2016	2015	2014	2013		2012
Per Share Data ($):
Net asset value, beginning of period	12.74	13.00	12.89	13.71		13.38
Investment Operations:
Investment income—net [a]	.31	.29	.31	.32		.38
Net realized and unrealized gain (loss) on investments	.42	(.18)	.34	(.64)		.42
Total from Investment Operations	.73	.11	.65	(.32)		.80
Distributions:
Dividends from investment income—net	(.36)	(.34)	(.36)	(.39)		(.44)
Dividends from net realized gain on investments	-	(.03)	(.18)	(.11)		(.03)
Total Distributions	(.36)	(.37)	(.54)	(.50)		(.47)
Net asset value, end of period	13.11	12.74	13.00	12.89		13.71
Total Return (%)	5.82	.87	5.19	(2.41)		6.05
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.56	.55	.55	.55		.55
Ratio of net expenses to average net assets	.56	.55	.55	.55		.55
Ratio of net investment income to average net assets	2.38	2.21	2.41	2.40		2.80
Portfolio Turnover Rate	72.21	59.94	43.62	66.14	[b]	76.43
Net Assets, end of period ($ x 1,000)	1,030,685	1,010,387	1,040,204	1,148,032		1,326,472

a  Based on average shares outstanding.

b  The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended August 31, 2013 was 65.03%.

See notes to financial statements.

38

	Investor Shares
	Year Ended August 31,
BNY Mellon Bond Fund	2016	2015	2014	2013		2012
Per Share Data ($):
Net asset value, beginning of period	12.71	12.97	12.86	13.69		13.35
Investment Operations:
Investment income—net [a]	.27	.26	.28	.29		.34
Net realized and unrealized gain (loss) on investments	.43	(.18)	.34	(.65)		.43
Total from Investment Operations	.70	.08	.62	(.36)		.77
Distributions:
Dividends from investment income—net	(.33)	(.31)	(.33)	(.36)		(.40)
Dividends from net realized gain on investments	-	(.03)	(.18)	(.11)		(.03)
Total Distributions	(.33)	(.34)	(.51)	(.47)		(.43)
Net asset value, end of period	13.08	12.71	12.97	12.86		13.69
Total Return (%)	5.55	.62	4.95	(2.74)		5.87
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	.80	.80	.80		.80
Ratio of net expenses to average net assets	.81	.80	.80	.80		.80
Ratio of net investment income to average net assets	2.14	1.95	2.16	2.16		2.55
Portfolio Turnover Rate	72.21	59.94	43.62	66.14	[b]	76.43
Net Assets, end of period ($ x 1,000)	9,619	8,221	9,246	8,387		9,240

a  Based on average shares outstanding.

b  The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended August 31, 2013 was 65.03%.

See notes to financial statements.

39

FINANCIAL HIGHLIGHTS (continued)

	Class M Shares
	Year Ended August 31,
BNY Mellon Intermediate Bond Fund	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	12.55	12.75	12.73	13.26	13.09
Investment Operations:
Investment income—net [a]	.20	.19	.21	.23	.29
Net realized and unrealized gain (loss) on investments	.25	(.15)	.17	(.44)	.25
Total from Investment Operations	.45	.04	.38	(.21)	.54
Distributions:
Dividends from investment income—net	(.26)	(.24)	(.27)	(.30)	(.37)
Dividends from net realized gain on investments	-	-	(.09)	(.02)	(.00)	[b]
Total Distributions	(.26)	(.24)	(.36)	(.32)	(.37)
Net asset value, end of period	12.74	12.55	12.75	12.73	13.26
Total Return (%)	3.60	.39	2.87	(1.64)	4.18
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.56	.55	.55	.56	.55
Ratio of net expenses to average net assets	.56	.55	.55	.56	.55
Ratio of net investment income to average net assets	1.61	1.46	1.66	1.77	2.23
Portfolio Turnover Rate	32.99	50.80	42.45	44.76	39.00
Net Assets, end of period ($ x 1,000)	869,419	877,322	912,247	949,095	957,778

a  Based on average shares outstanding.

b  Amount represents less than $.01 per share.

See notes to financial statements.

40

	Investor Shares
	Year Ended August 31,
BNY Mellon Intermediate Bond Fund	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	12.56	12.75	12.73	13.26	13.09
Investment Operations:
Investment income—net [a]	.17	.15	.18	.20	.26
Net realized and unrealized gain (loss) on investments	.24	(.13)	.16	(.45)	.24
Total from Investment Operations	.41	.02	.34	(.25)	.50
Distributions:
Dividends from investment income—net	(.23)	(.21)	(.23)	(.26)	(.33)
Dividends from net realized gain on investments	-	-	(.09)	(.02)	(.00)	[b]
Total Distributions	(.23)	(.21)	(.32)	(.28)	(.33)
Net asset value, end of period	12.74	12.56	12.75	12.73	13.26
Total Return (%)	3.26	.14	2.69	(1.91)	3.91
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	.80	.80	.82	.81
Ratio of net expenses to average net assets	.81	.80	.80	.82	.81
Ratio of net investment income to average net assets	1.36	1.21	1.40	1.51	1.98
Portfolio Turnover Rate	32.99	50.80	42.45	44.76	39.00
Net Assets, end of period ($ x 1,000)	8,247	7,468	6,415	8,397	5,012

a  Based on average shares outstanding.

b  Amount represents less than $.01 per share.

See notes to financial statements.

41

FINANCIAL HIGHLIGHTS (continued)

	Class M Shares
	Year Ended August 31,
BNY Mellon Corporate Bond Fund	2016	2015	2014		2013	2012	[a]
Per Share Data ($):
Net asset value, beginning of period	12.59	12.96	12.49		12.91	12.50
Investment Operations:
Investment income—net [b]	.39	.35	.32		.30	.12
Net realized and unrealized gain (loss) on investments	.54	(.31)	.56		(.29)	.43
Total from Investment Operations	.93	.04	.88		.01	.55
Distributions:
Dividends from investment income—net	(.45)	(.41)	(.41)		(.39)	(.14)
Dividends from net realized gain on investments	-	-	(.00)	[c]	(.04)	-
Total Distributions	(.45)	(.41)	(.41)		(.43)	(.14)
Net asset value, end of period	13.07	12.59	12.96		12.49	12.91
Total Return (%)	7.55	.31	7.21		.02	4.40	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.56	.56	.56		.58	.70	[e]
Ratio of net expenses to average net assets	.56	.56	.56		.58	.60	[e]
Ratio of net investment income to average net assets	3.10	2.71	2.48		2.31	2.25	[e]
Portfolio Turnover Rate	34.99	34.56	33.17		36.99	34.08	[d]
Net Assets, end of period ($ x 1,000)	850,017	786,085	747,274		554,152	312,231

a  From March 2, 2012 (commencement of operations) to August 31, 2012.

b  Based on average shares outstanding.

c  Amount represents less than $.01 per share.

d  Not annualized.

e  Annualized.

See notes to financial statements.

42

	Investor Shares
	Year Ended August 31,
BNY Mellon Corporate Bond Fund	2016	2015	2014		2013	2012	[a]
Per Share Data ($):
Net asset value, beginning of period	12.59	12.96	12.49		12.91	12.50
Investment Operations:
Investment income—net [b]	.35	.33	.28		.26	.07
Net realized and unrealized gain (loss) on investments	.55	(.32)	.57		(.29)	.46
Total from Investment Operations	.90	.01	.85		(.03)	.53
Distributions:
Dividends from investment income—net	(.42)	(.38)	(.38)		(.35)	(.12)
Dividends from net realized gain on investments	-	-	(.00)	[c]	(.04)	-
Total Distributions	(.42)	(.38)	(.38)		(.39)	(.12)
Net asset value, end of period	13.07	12.59	12.96		12.49	12.91
Total Return (%)	7.29	.04	6.92		(.24)	4.29	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	.81	.82		.85	1.12	[e]
Ratio of net expenses to average net assets	.81	.81	.82		.85	.85	[e]
Ratio of net investment income to average net assets	2.83	2.46	2.21		2.05	1.67	[e]
Portfolio Turnover Rate	34.99	34.56	33.17		36.99	34.08	[d]
Net Assets, end of period ($ x 1,000)	1,793	5,315	1,519		575	40

a  From March 2, 2012 (commencement of operations) to August 31, 2012.

b  Based on average shares outstanding.

c  Amount represents less than $.01 per share.

d  Not annualized.

e  Annualized.

See notes to financial statements.

43

FINANCIAL HIGHLIGHTS (continued)

	Class M Shares
	Year Ended August 31,
BNY Mellon Short-Term U.S. Government Securities Fund	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	11.84	11.95	12.03	12.22	12.30
Investment Operations:
Investment income (loss)—net [a]	.04	.06	.02	(.02)	(.00)	[b]
Net realized and unrealized gain (loss) on investments	.05	(.02)	.03	(.04)	.01
Total from Investment Operations	.09	.04	.05	(.06)	.01
Distributions:
Dividends from investment income—net	(.12)	(.15)	(.13)	(.13)	(.09)
Net asset value, end of period	11.81	11.84	11.95	12.03	12.22
Total Return (%)	.77	.31	.44	(.49)	.07
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	.54	.53	.53	.52
Ratio of net expenses to average net assets	.55	.54	.53	.53	.52
Ratio of net investment income (loss) to average net assets	.37	.47	.19	(.13)	(.00)	[c]
Portfolio Turnover Rate	100.46	105.49	116.19	125.01	152.13
Net Assets, end of period ($ x 1,000)	214,754	195,648	253,961	279,192	302,756

a  Based on average shares outstanding.

b  Amount represents less than $.01 per share.

c  Amount represents less than .01%.

See notes to financial statements.

44

	Investor Shares
	Year Ended August 31,
BNY Mellon Short-Term U.S. Government Securities Fund	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	11.82	11.93	12.01	12.21	12.29
Investment Operations:
Investment income (loss)—net [a]	.01	.03	(.01)	(.05)	(.04)
Net realized and unrealized gain (loss) on investments	.05	(.02)	.03	(.05)	.02
Total from Investment Operations	.06	.01	.02	(.10)	(.02)
Distributions:
Dividends from investment income—net	(.09)	(.12)	(.10)	(.10)	(.06)
Net asset value, end of period	11.79	11.82	11.93	12.01	12.21
Total Return (%)	.51	.07	.18	(.84)	(.15)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	.79	.78	.78	.78
Ratio of net expenses to average net assets	.80	.79	.78	.78	.78
Ratio of net investment income (loss) to average net assets	.12	.22	(.06)	(.40)	(.29)
Portfolio Turnover Rate	100.46	105.49	116.19	125.01	152.13
Net Assets, end of period ($ x 1,000)	1,906	1,576	801	894	1,142

a  Based on average shares outstanding.

See notes to financial statements.

45

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently consisting of twenty-five series, including the following diversified funds: BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund, BNY Mellon Corporate Bond Fund and BNY Mellon Short-Term U.S. Government Securities Fund (each, a “fund” and collectively, the “funds”). The objectives of the funds are as follows: BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund and BNY Mellon Corporate Bond Fund seek total return (consisting of capital appreciation and current income). BNY Mellon Short-Term U.S. Government Securities Fund seeks to provide as high a level of current income as is consistent with the preservation of capital.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (the “Investment Adviser”). The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares, which are sold without a sales charge.

Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class M and Investor. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value each fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved

46

by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the funds calculate their net asset value, the funds may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Table 1 summarizes the inputs used as of August 31, 2016 in valuing each fund’s investments:

At August 31, 2016, there were no transfers between levels of the fair value hierarchy.

Table 1—Fair Value Measurements
	Investments in Securities
	Level 1—Unadjusted Quoted Prices		Level 2—Other Significant Observable Inputs		Level 3—Significant Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon Bond Fund
Commercial Mortgage-Backed	-	-	14,499,958	-	-	-	14,499,958
Corporate Bonds†	-	-	457,933,578	-	-	-	457,933,578
Foreign Government	-	-	22,068,651	-	-	-	22,068,651
Municipal Bonds†	-	-	70,360,834	-	-	-	70,360,834
Mutual Funds	38,039,664	-	-	-	-	-	38,039,664
U.S. Government Agencies/ Mortgage-Backed	-	-	294,579,990	-	-	-	294,579,990
U.S. Treasury	-	-	169,707,855	-	-	-	169,707,855
BNY Mellon Intermediate Bond Fund
Asset-Backed	-	-	595,095	-	-	-	595,095
Corporate Bonds†	-	-	465,384,312	-	-	-	465,384,312
Foreign Government	-	-	19,217,475	-	-	-	19,217,475
Municipal Bonds†	-	-	37,289,957	-	-	-	37,289,957
Mutual Funds	18,980,601	-	-	-	-	-	18,980,601
U.S. Government Agencies/ Mortgage-Backed	-	-	17,575,858	-	-	-	17,575,858
U.S. Treasury	-	-	322,997,885	-	-	-	322,997,885

47

NOTES TO FINANCIAL STATEMENTS (continued)

Table 1—Fair Value Measurements (continued)
	Investments in Securities
	Level 1—Unadjusted Quoted Prices		Level 2—Other Significant Observable Inputs		Level 3—Significant Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon Corporate Bond Fund
Corporate Bonds†	-	-	760,313,810	-	-	-	760,313,810
Foreign Government	-	-	24,412,100	-	-	-	24,412,100
Municipal Bonds†	-	-	55,331,899	-	-	-	55,331,899
Mutual Funds	29,942,765	-	-	-	-	-	29,942,765
BNY Mellon Short-Term U.S. Government Securities Fund
Municipal Bonds†	-	-	9,216,794	-	-	-	9,216,794
Mutual Funds	2,814,000	-	-	-	-	-	2,814,000
U.S. Government Agencies/ Mortgage-Backed	-	-	128,860,892	-	-	-	128,860,892
U.S. Treasury	-	-	75,706,290	-	-	-	75,706,290

† See Statement of Investments for additional detailed categorizations.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the funds may lend securities to qualified institutions. It is the funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The funds are entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the funds or credit the funds with the market value of the unreturned securities and is subrogated to the funds’ rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. Table 2 summarizes the amount The Bank of New York Mellon earned from each fund from lending portfolio securities, pursuant to the securities lending agreement during the period ended August 31, 2016.

Table 2 —Securities Lending Agreement

BNY Mellon Bond Fund	$ 8,590
BNY Mellon Intermediate Bond Fund	25,729
BNY Mellon Corporate Bond Fund	18,668
BNY Mellon Short-Term U.S. Government Securities Fund	2,711

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Table 3 summarizes each fund’s investments in affiliated investment companies during the period ended August 31, 2016.

48

Table 3—Affiliated Investment Companies
	Value 8/31/2015 ($)	Purchases ($)	Sales ($)	Value 8/31/2016 ($)	Net Assets (%)
BNY Mellon Bond Fund
Dreyfus Institutional Cash Advantage Fund, Institutional Shares	3,060,800	42,262,760	40,011,270	5,312,290.5
Dreyfus Institutional Preferred Government Plus Money Market Fund†	10,758,489	220,598,014	198,629,129	32,727,374	3.2
Total	13,819,289	262,860,774	238,640,399	38,039,664	3.7
BNY Mellon Intermediate Bond Fund
Dreyfus Institutional Cash Advantage Fund, Institutional Shares	10,841,450	99,873,725	102,059,145	8,656,030	1.0
Dreyfus Institutional Preferred Government Plus Money Market Fund†	6,979,474	162,370,097	159,025,000	10,324,571	1.2
Total	17,820,924	262,243,822	261,084,145	18,980,601	2.2
BNY Mellon Corporate Bond Fund
Dreyfus Institutional Cash Advantage Fund, Institutional Shares	9,934,700	151,111,548	134,930,379	26,115,869	3.1
Dreyfus Institutional Preferred Government Plus Money Market Fund†	12,408,832	193,124,942	201,706,878	3,826,896.4
Total	22,343,532	344,236,490	336,637,257	29,942,765	3.5
BNY Mellon Short-Term U.S. Government Securities Fund
Dreyfus Institutional Cash Advantage Fund, Institutional Shares	-	5,126,250	5,126,250	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund†	4,943,597	133,708,105	135,837,702	2,814,000	1.3
Total	4,943,597	138,834,355	140,963,952	2,814,000	1.3

† Formerly Dreyfus Institutional Preferred Plus Money Market Fund.

(d) Risk: The funds invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering each fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

(e) Dividends to shareholders: Dividends payable to shareholders are recorded by each fund on the ex-dividend date. The funds normally declare and pay dividends from investment income-net monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers of a fund, it is the policy of each fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each fund is treated as a separate entity for the purpose of determining such qualification.

As of and during the period ended August 31, 2016, the funds did not have any liabilities for any uncertain tax positions. Each fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended August 31, 2016, the funds did not incur any interest or penalties.

Each tax year in the four–year period ended August 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

49

NOTES TO FINANCIAL STATEMENTS (continued)

Table 4 summarizes each fund’s components of accumulated earnings on a tax basis at August 31, 2016.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), each fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

Table 5 summarizes each relevant fund’s accumulated capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2016.

Table 6 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2016 and August 31, 2015, respectively.

Table 4—Components of Accumulated Earnings
	Undistributed Ordinary Income ($)	Accumulated Capital (Losses) ($)	Undistributed Capital Gains ($)	Unrealized Appreciation (Depreciation) ($)
BNY Mellon Bond Fund	501,814	-	1,148,071	37,829,516
BNY Mellon Intermediate Bond Fund	237,005	(7,042,365)	-	15,161,848
BNY Mellon Corporate Bond Fund	539,335	(11,042,200)	-	26,306,056
BNY Mellon Short-Term U.S. Government Securities Fund	71,368	(11,494,818)	-	(517,679)

Table 5—Capital Loss Carryover
	Expiring in fiscal year			Post-Enactment Short-Term Losses($)	†† Post-Enactment Long-Term Losses($)
	2018 ($)	† 2019 ($)	†			††† Total($)
BNY Mellon Intermediate Bond Fund	-	-		4,417,099	2,625,266	7,042,365
BNY Mellon Corporate Bond Fund	-	-		3,595,641	7,446,559	11,042,200
BNY Mellon Short-Term U.S. Government Securities Fund	28,528	64,834		6,744,744	4,656,712	11,494,818

† If not applied, the carryovers expire in the above fiscal years.

†† Post-enactment short-term losses which can be carried forward for an unlimited period.

††† Post-enactment long-term losses which can be carried forward for an unlimited period.

Table 6—Tax Character of Distributions Paid
	2016		2015
	Ordinary Income ($)	Long-Term Capital Gains ($)	Ordinary Income ($)	Long-Term Capital Gains ($)
BNY Mellon Bond Fund	28,416,421	-	27,634,797	2,430,737
BNY Mellon Intermediate Bond Fund	17,737,759	-	17,188,743	-
BNY Mellon Corporate Bond Fund	28,058,163	-	25,397,386	-
BNY Mellon Short-Term U.S. Government Securities Fund	2,062,940	-	2,754,255	-

50

During the period ended August 31, 2016, as a result of permanent book to tax differences, each fund increased accumulated undistributed investment income–net and decreased accumulated net realized gain (loss) on investments as summarized in Table 7. These permanent book to tax differences are primarily due to the tax treatment for treasury inflation protected securities adjustments, amortization of premiums and paydown gains and losses on mortgage-backed securities for BNY Mellon Bond Fund and BNY Mellon Intermediate Bond Fund, amortization of premiums for BNY Mellon Corporate Bond Fund and amortization of premiums and paydown gains and losses on mortgage-backed securities for BNY Mellon Short–Term U.S. Government Securities Fund. Net assets and net asset value per share were not affected by these reclassifications.

NOTE 2—Bank Lines of Credit:

The funds participate with other Dreyfus-managed funds in a $555 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million and prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended August 31, 2016, the funds did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .40% of BNY Mellon Bond Fund, .40% of BNY Mellon Intermediate Bond Fund, .40% of BNY Mellon Corporate Bond Fund and .35% of BNY Mellon Short-Term U.S. Government Securities Fund.

Pursuant to the Administration Agreement, The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion    .15%

$6 billion up to $12 billion   .12%

In excess of $12 billion    .10%

Table 7—Return of Capital Statement of Position

	Accumulated Undistributed Investment Income-Net ($)	Accumulated Net Realized Gain (Loss) ($)
BNY Mellon Bond Fund	4,495,110	(4,495,110)
BNY Mellon Intermediate Bond Fund	3,668,496	(3,668,496)
BNY Mellon Corporate Bond Fund	3,715,273	(3,715,273)
BNY Mellon Short-Term U.S. Government Securities Fund	1,331,158	(1,331,158)

51

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Each fund has adopted a Shareholder Services Plan with respect to its Investor shares. Each fund pays the Distributor at an annual rate of .25% of the value of its Investor shares average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 8 summarizes the amounts Investor shares were charged during the period ended August 31, 2016, pursuant to the Shareholder Services Plan. Additional fees included in Shareholder servicing costs in the Statements of Operations primarily include fees paid for cash management charges.

Table 8—Shareholder Services Plan Fees

BNY Mellon Bond Fund	$21,683
BNY Mellon Intermediate Bond Fund	17,825
BNY Mellon Corporate Bond Fund	8,314
BNY Mellon Short-Term U.S. Government Securities Fund Fund	4,041

The funds have arrangements with the transfer agent and the custodian whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the funds include net earnings credits as expense offsets in the Statements of Operations.

Each fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the funds. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. The Bank of New York Mellon pays each fund’s transfer agent fees out of the administration fee it receives from the Trust. Table 9 summarizes the amount each fund was charged during the period ended August 31, 2016 for cash management services, which is included in Shareholder servicing costs in the Statements of Operations. Cash management fees were partially offset by earnings credits, also summarized in Table 9.

Each fund compensates The Bank of New York Mellon, under a custody agreement for providing custodial services for each fund. These fees are determined based on net assets, geographic region and transaction activity. Table 10 summarizes the amount each fund was charged during the period ended August 31, 2016 pursuant to the custody agreement.

Table 10—Custody Agreement Fees

BNY Mellon Bond Fund	$74,713
BNY Mellon Intermediate Bond Fund	61,033
BNY Mellon Corporate Bond Fund	55,446
BNY Mellon Short-Term U.S. Government Securities Fund	16,312

Table 9—Cash Management Agreement Fees
	Dreyfus Transfer, Inc. Cash Management Fees ($)	Dreyfus Transfer, Inc. Earnings Credits ($)
BNY Mellon Bond Fund	258	(89)
BNY Mellon Intermediate Bond Fund	219	(76)
BNY Mellon Corporate Bond Fund	56	(19)
BNY Mellon Short-Term U.S. Government Securities Fund	59	(20)

52

Each fund compensates The Bank of New York Mellon under a shareholder redemptions draft processing agreement for providing certain services related to the funds’ check writing privilege. Table 11 summarizes the amount each fund was charged during the period ended August 31, 2016 for cash management services, which is included in Shareholder servicing costs in the Statements of Operations.

Table 11 —The Bank of New York Mellon Cash Management Fees

BNY Mellon Bond Fund	$86
BNY Mellon Intermediate Bond Fund	125
BNY Mellon Corporate Bond Fund	21
BNY Mellon Short-Term U.S. Government Securities Fund	17

During the period ended August 31, 2016, each fund was charged $9,967 for services performed by the Chief Compliance Officer and his staff.

Table 12 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statements of Assets and Liabilities for each fund.

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

Table 13 summarizes each fund’s aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities during the period ended August 31, 2016.

Table 14 summarizes the cost of investments for federal income tax purposes, gross appreciation, gross depreciation and accumulated net unrealized appreciation (depreciation) on investments for each fund at August 31, 2016.

Table 12—Due to The Dreyfus Corporation and Affiliates
	Investment Advisory Fees ($)	Shareholder Services Plan Fees ($)	Custodian Fees ($)	Chief Compliance Officer Fees ($)
BNY Mellon Bond Fund	351,662	2,090	37,500	6,416
BNY Mellon Intermediate Bond Fund	297,662	1,818	30,666	6,416
BNY Mellon Corporate Bond Fund	287,133	385	27,000	6,416
BNY Mellon Short-Term U.S. Government Securities Fund	63,733	412	8,622	6,416

Table 13—Purchases and Sales
	Purchases ($)	Sales ($)
BNY Mellon Bond Fund	725,359,599	730,565,525
BNY Mellon Intermediate Bond Fund	283,868,993	310,116,871
BNY Mellon Corporate Bond Fund	305,834,259	271,122,103
BNY Mellon Short-Term U.S. Government Securities Fund	217,024,546	198,525,352

Table 14—Accumulated Net Unrealized Appreciation (Depreciation)
	Cost of Investments($)	Gross Appreciation ($)	Gross Depreciation ($)	Net ($)
BNY Mellon Bond Fund	1,029,361,014	41,871,143	4,041,627	37,829,516
BNY Mellon Intermediate Bond Fund	866,879,335	21,964,512	6,802,664	15,161,848
BNY Mellon Corporate Bond Fund	843,694,518	36,163,937	9,857,881	26,306,056
BNY Mellon Short-Term U.S. Government Securities Fund	217,115,655	301,037	818,716	(517,679)

53

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
BNY Mellon Funds Trust

We have audited the accompanying statements of assets and liabilities of BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund, BNY Mellon Corporate Bond Fund and BNY Mellon Short-Term U.S. Government Securities Fund (collectively the “Funds”), each a series of BNY Mellon Funds Trust, including the statements of investments, as of August 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds, as of August 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 28, 2016

54

IMPORTANT TAX INFORMATION (Unaudited)

BNY Mellon Bond Fund

For federal tax purposes, the fund reports the maximum amount allowable but not less than 87.95% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

BNY Mellon Intermediate Bond Fund

For federal tax purposes, the fund reports the maximum amount allowable but not less than 82.16% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

BNY Mellon Corporate Bond Fund

For federal tax purposes, the fund reports the maximum amount allowable but not less than 74.18% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

BNY Mellon Short-Term U.S. Government Securities Fund

For federal tax purposes, the fund reports the maximum amount allowable but not less than 100% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

55

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT (Unaudited)

At a meeting of the Trust’s Board of Trustees held on March 7-8, 2016, the Board considered the renewal of the Trust’s Investment Advisory Agreement and Administration Agreement (together, the “Agreement”), pursuant to which BNY Mellon Fund Advisers, a division of Dreyfus, provides the funds with investment advisory services and The Bank of New York Mellon provides the funds with administrative services. The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain of these administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Funds. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to the funds. Dreyfus provided the number of open accounts in each fund, each fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of the funds (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to each fund.

The Board also considered research support available to, and portfolio management capabilities of, each fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Funds’ Performance and Management Fees and Expense Ratios. The Board reviewed reports prepared by Broadridge Financial Solutions (“Broadridge”), an independent provider of investment company data, which included information comparing (1) each fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2015, and (2) each fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to each fund and comparison funds. They also noted that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance.

As applicable to each fund, Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

BNY Mellon Bond Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group medians for all periods (lowest in the Performance Group for the two- and five-year periods and ranking in the fourth quartile of the Performance Group for most periods), except for the one-year period when the fund’s performance was above the Performance Group median, and was variously above and below the Performance Universe medians. The Board also noted that the fund’s yield performance was above the Performance Group medians for eight of the ten one-year periods and above the Performance

56

Universe medians for nine of the ten one-year periods ended December 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index and it was noted that the fund’s performance was above the return of the index in 2015 (as well as certain other calendar years shown). The Board also received a presentation from a primary portfolio manager of the fund regarding the factors that had influenced the fund’s performance results, including the fact that the fund’s target duration generally was shorter than those of the funds in the Performance Group and the fund typically held higher quality securities than those held by some of the funds in the Performance Group.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group median and below the Expense Universe median.

BNY Mellon Intermediate Bond Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group medians for all periods, except for the two-year period when the fund’s performance was above the Performance Group median, and was variously above and below the Performance Universe medians. The Board also noted that the fund’s yield performance was above the Performance Group medians for six of the ten one-year periods and above the Performance Universe medians for each of the ten one-year periods ended December 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board also received a presentation from a primary portfolio manager of the fund regarding the factors that had influenced the fund’s performance results, including the fact that the fund’s target duration generally was shorter than those of the funds in the Performance Group.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was above the Expense Group median (highest in the Expense Group), the fund’s actual management fee was above the Expense Group and Expense Universe medians (highest in the Expense Group) and the fund’s total expenses were above the Expense Group median and below the Expense Universe median.

BNY Mellon Corporate Bond Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was at or above the Performance Group and Performance Universe medians for all periods since the fund commenced operations. The Board also noted that the fund’s yield performance was below the Performance Group and Performance Universe medians for each of the three one-year periods ended December 31st (ranking in the fourth quartile of the Performance Group in all periods), except for the most recent one-year period when the fund’s performance was above the Performance Universe median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was slightly above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were slightly above the Expense Group median and below the Expense Universe median.

BNY Mellon Short-Term U.S. Government Securities Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods (ranking in the fourth quartile of the Performance Group in all periods). The Board also noted that the fund’s yield performance was below the Performance Group medians for seven of the ten one-year periods and above the Performance Universe medians for each of the ten one-year periods ended December 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board also received a presentation from a portfolio manager regarding the factors that had influenced the fund’s performance results, including the impact that the fund’s holdings of structured securities had on the fund’s performance.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was at the Expense Group median, the fund’s actual management fee was above the Expense Group

57

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT (Unaudited) (continued)

and Expense Universe medians and the fund’s total expenses were at the Expense Group median and below the Expense Universe median.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing each fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing each fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of the funds.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in a fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading each fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus to each fund are adequate and appropriate.

• With respect to BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund and BNY Mellon Short-Term U.S. Government Securities Fund, the Board generally was satisfied with each fund’s yield performance and noted the considerations described above with respect to total return performance.

• With respect to BNY Mellon Corporate Bond Fund, the Board generally was satisfied with the fund’s overall performance.

• The Board concluded that the fee paid to Dreyfus by each fund supported the renewal of the Agreement in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the funds had been adequately considered by Dreyfus in connection with the fee rate charged to each fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with a fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of each fund and the services provided to the funds by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of each fund and the investment management and other services provided under the Agreement, including information on the investment performance of each fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to each fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for each fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreement.

58

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Patrick J. O’Connor (73)

Chairman of the Board (2000)

Principal Occupation During Past 5 Years:

• Attorney, Cozen and O’Connor, P.C. since 1973, including Vice Chairman since 1980 and Chief Executive Officer and President from 2002 to 2007

No. of Portfolios for which Board Member Serves: 25

———————

John R. Alchin (68)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Retired since 2007

• Executive of Comcast Corporation, a cable services provider, from 1990 to 2007, including Executive Vice-President, Co-Chief Financial Officer and Treasurer, from 2002 to 2007

Other Public Company Board Memberships During Past 5 Years:

• Polo Ralph Lauren Corporation, a retail clothing and home furnishing company, Director (2007-present)

No. of Portfolios for which Board Member Serves: 25

———————

Ronald R. Davenport (80)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Chairman of Sheridan Broadcasting Corporation since July 1972

No. of Portfolios for which Board Member Serves: 25

———————

Jack Diederich (79)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired; Executive Vice President—Chairman’s Counsel of Alcoa Inc. from 1991 to 1997

Other Public Company Board Memberships During Past 5 Years:

• Continental Mills, a dry baking products company, Board Member

No. of Portfolios for which Board Member Serves: 25

———————

Kim D. Kelly (60)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Consultant since 2005

• Chief Restructuring Officer of Allegiance Communications LLC from August 2011 to January 2013

• Director and Chair of Broadview Networks Holdings, Inc. from August 2011 to November 2012

Other Public Company Board Memberships During Past 5 Years:

• MCG Capital Corp., Director (2004-present)

• Broadview Network Holdings, Inc.-Director and Chair (2011-2012)

No. of Portfolios for which Board Member Serves: 25

———————

Kevin C. Phelan (72)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Mortgage Banker, Colliers International since March 1978, including,

Co-Chairman since 2010, President since 2007 and Executive Vice President and

Director from March 1998 to September 2007

No. of Portfolios for which Board Member Serves: 25

———————

Patrick J. Purcell (68)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Owner, President and Publisher of the Boston Herald since February 1994

• President and Founder, jobfind.com, an employment search site on the world wide web, since July 1996

• President and Chief Executive Officer, Herald Media since 2001

No. of Portfolios for which Board Member Serves: 25

———————

Thomas F. Ryan, Jr. (75)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired since April 1999

• President and Chief Operating Officer of the American Stock Exchange from

October 1995 to April 1999

Other Public Company Board Memberships During Past 5 Years:

• RepliGen Corporation, a biopharmaceutical company, Director (2002-present)

No. of Portfolios for which Board Member Serves: 25

———————

59

BOARD MEMBERS INFORMTION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Maureen M. Young (71)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired since 2007

• Director of the Office of Government Relations at Carnegie Mellon University

from January 2000 to December 2007

No. of Portfolios for which Board Member Serves: 25

———————

Once elected all Board Members serve for an indefinite term. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS. For individual account holders for Private Wealth Management clients, please contact your account officer or call 1-888-281-7350.

60

OFFICERS OF THE TRUST (Unaudited)

PATRICK T. CROWE, President since July 2015.

National Director of Investment Advisory, Analytics and Solutions for BNY Mellon Wealth Management since July 2014; from July 2007 to July 2014, Managing Director for BNY Mellon Wealth Management's Tri-State region, comprising New York, New Jersey and Southern Connecticut. He is 52 years old and has served in various capacities with BNY Mellon since 1993.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2015.

Senior Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (66 investment companies, comprised of 161 portfolios). He is 59 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Ant-Money Laudering Compliance Officer January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 61 investment companies (comprised of 156 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Distributor since 1997.

61

NOTES

62

NOTES

63

For More Information

The BNY Mellon Funds

c/o The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Investment Adviser

BNY Mellon Fund Advisers, a division of
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Administrator

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Sub-Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:
BNY Mellon Bond Fund	Class M: MPBFX	Investor: MIBDX
BNY Mellon Intermediate Bond Fund	Class M: MPIBX	Investor: MIIDX
BNY Mellon Corporate Bond Fund	Class M: BYMMX	Investor: BYMIX
BNY Mellon Short-Term U.S. Government Securities Fund	Class M: MPSUX	Investor: MISTX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of BNY Mellon Wealth Advisors (BNYWA), please contact your financial representative or call 1-800-830-0549, Option 2. Individual Account holders, please call Dreyfus at 1-800-DREYFUS.

Mail WM clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 9879, Providence, RI 02940-8079

Each fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation	MFTAR0816-TB

The BNY Mellon Funds

BNY Mellon National Intermediate Municipal Bond Fund

BNY Mellon National Short-Term Municipal Bond Fund

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

BNY Mellon Massachusetts Intermediate Municipal Bond Fund

BNY Mellon New York Intermediate Tax-Exempt Bond Fund

BNY Mellon Municipal Opportunities Fund

ANNUAL REPORT August 31, 2016

Contents

THE FUNDS

FOR MORE INFORMATION

Back Cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Funds Trust, covering the 12-month period from September 1, 2015 through August 31, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Despite tumultuous swings in market sentiment stemming from global economic developments, stocks and bonds generally produced strong returns over the reporting period. During the fall of 2015, investors reacted cautiously to sluggish global economic growth, plummeting commodity prices, and the first increase in short-term U.S. interest rates in nearly a decade. These worries sparked particularly sharp declines in equities in January 2016, but investor sentiment soon improved when U.S. monetary policymakers refrained from additional rate hikes, other central banks eased their monetary policies further, and commodity prices rebounded. Stocks mostly rallied over the ensuing months, driving several broad measures of stock market performance to new record highs. In the bond market, aggressively accommodative monetary policies and robust investor demand for current income sent yields of high-quality sovereign bonds lower and their prices higher.

Recently we have seen evidence that investors may be shifting their focus away from macroeconomic influences and toward underlying company and industry fundamentals. This development—along with wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets—suggests that selectivity may be a more important determinant of investment success over the months ahead. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Sincerely,

Patrick T. Crowe
President
BNY Mellon Funds Trust
September 15, 2016

3

DISCUSSION OF FUND PERFORMANCE

For the period from September 1, 2015 through August 31, 2016, as provided by John F. Flahive and Mary Collette O’Brien, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2016, BNY Mellon National Intermediate Municipal Bond Fund’s Class M shares produced a total return of 5.94%, and Investor shares produced a total return of 5.76%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of 6.30%,2 and the fund’s former benchmark, the S&P Municipal Bond Intermediate Index, produced a total return of 6.44% for the same period.3,4

Municipal bonds produced solidly positive returns over the reporting period amid robust demand for competitive levels of after-tax income. The fund lagged its benchmark, mainly due to a relatively defensive duration posture.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal income tax. The fund may occasionally, including for temporary defensive purposes, invest in taxable bonds. The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.5 Generally, the fund’s average effective portfolio maturity will be between 3 and 10 years, and the average effective duration of the fund’s portfolio will not exceed 8 years.

Flight to Safety Supported Municipal Bonds

Municipal bonds were influenced during the reporting period by global economic headwinds. The U.S. economy continued to grow, but sluggish international growth and declining commodity prices over the final months of 2015 caused investors to turn away from riskier assets and toward high-quality securities. Commodity prices rebounded in the spring of 2016 when global economic conditions seemed to stabilize, but the United Kingdom’s referendum to leave the European Union, commonly known as “Brexit”, kept investors cautious. Consequently, investors continued to flock to high-quality bonds, putting downward pressure on interest rates.

Meanwhile, the after-tax yields of municipal bonds generally compared favorably with those of taxable U.S. Treasury securities throughout the reporting period, further supporting investor demand. Supply dynamics also generally proved favorable as issuance volumes moderated over the first eight months of 2016, with refinancing of existing debt comprising most new issuance.

In this environment, municipal bonds with longer-term maturities benefited more than their shorter-dated counterparts from falling long-term interest rates. Investors seeking competitive levels of current income reached for the higher yields provided by some of the municipal bond market’s lower-rated credits.

The U.S. economic recovery has continued to support sound credit conditions for most municipal bond issuers. Although a number of states and municipalities continue to face pressure from underfunded pension systems, most have benefited from rising tax revenues, balanced operating budgets, and replenished rainy day funds.

Revenue Bonds Bolstered Relative Results

The fund’s performance compared to its benchmark was hindered by our duration posture, which we set in a range that was shorter than the Index as we sought to protect the fund from the potential impact of heightened interest-rate volatility. This positioning prevented the fund from participating more fully in the benefits of declining long-term interest rates. We employed futures contracts to help establish the fund’s duration position.

On the other hand, the fund’s relative performance was supported by its overweighted positions in higher-yielding revenue bonds, with especially strong results from those backed by transportation facilities, public utilities, and industrial development projects. Although the fund held underweighted exposure to general obligation bonds (GOs), its emphasis on state GOs over their local counterparts added a degree of value. Results were especially strong among GOs issued in New York, California, and Illinois. The fund also achieved relatively strong results from escrowed bonds. From a credit-quality perspective, our security selection strategy proved especially effective among bonds with AAA and BBB credit ratings.

Maintaining a Cautiously Constructive Approach

We remain optimistic regarding the prospects for the municipal bond market as the U.S. economy has continued to grow, municipal credit quality generally has remained strong, and supply-and-demand dynamics have stayed positive. However, we also are aware of the potential risks posed by the likelihood of rising short-term rates, narrower yield differences along the market’s credit-quality spectrum, and the possibility that new issuance could increase if states borrow to fund needed infrastructure repairs and improvements.

Therefore, we have maintained the fund’s cautiously constructive investment posture. As of the reporting period’s end, the fund’s emphasis on higher-yielding revenue bonds included overweighted exposure to issuers—such as transportation facilities and airports—that we believe are likely to maintain debt payments even during an economic downturn. In addition, we have continued to adopt a more conservative interest-rate strategy through a relatively short average duration.

September 15, 2016

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 Source: Bloomberg L.P. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. S&P Municipal Bond Investment Grade Intermediate Index is an unmanaged, market-weighted index designed to measure the performance of municipal bonds with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years, that are rated at least BBB- by Standard & Poor’s Financial Ratings Services, Baa3 by Moody’s Investor’s Services, Inc., or BBB- by Fitch Ratings. Unlike a mutual fund, the index is not subject to charges, fees, and other expenses. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. S&P Municipal Bond Intermediate Index is an unmanaged, market-weighted indices designed to measure the performance of municipal bonds with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 year. Unlike a mutual fund, the index is not subject to charges, fees, and other expenses. Investors cannot invest directly in any index.

4 The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Index has been calculated for a 10-year period.

5 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

4

For the period from September 1, 2015 through August 31, 2016, as provided by John F. Flahive, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2016, BNY Mellon National Short-Term Municipal Bond Fund’s Class M shares produced a total return of 1.21%, and Investor shares produced a total return of 0.97%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Short Index (the “Index”), produced a total return of 1.50%2, and the fund’s former benchmark, the S&P Municipal Bond Short Index, produced a total return of 1.55% for the same period.3,4

Short-term municipal bonds produced positive returns over the reporting period. The fund lagged its benchmark, primarily due to the fund’s relatively short duration posture among its holdings of revenue-backed bonds.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal income tax. The fund occasionally may invest in taxable bonds, including for temporary defensive purposes. The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.5 Generally, the average effective portfolio maturity and the average effective portfolio duration of the fund’s portfolio will be less than three years.

Flight to Safety Supported Municipal Bonds

Municipal bonds were influenced during the reporting period by economic headwinds. The U.S. economy continued to grow, but investors worried that a short-term interest-rate hike in December 2015, persistently sluggish international growth, and plummeting commodity prices might weigh on the domestic recovery. Consequently, investors adopted increasingly risk-averse attitudes over the reporting period’s first half.

U.S. monetary policymakers subsequently refrained from additional rate hikes, and commodity prices rebounded in the spring of 2016 when global economic conditions seemed to stabilize. However, the United Kingdom’s referendum in June to leave the European Union, commonly known as “Brexit”, kept many investors cautious, and robust investor demand for high-quality securities drove long-term interest rates to historical lows during the summer. Bonds with longer-term maturities generally benefited more than their shorter-dated counterparts in this environment.

Throughout the reporting period, the after-tax yields of municipal bonds generally compared favorably with those of taxable U.S. Treasury securities, further supporting investor demand. Supply dynamics also generally proved favorable as issuance volumes moderated over the first eight months of 2016.

The U.S. economic recovery has continued to support sound credit conditions for most municipal bond issuers. Although a number of states and municipalities continue to face pressure from underfunded pension systems, most have benefited from rising tax revenues, balanced operating budgets, and replenished rainy day funds.

Revenue Bonds Dampened Relative Results

The fund’s performance compared to its benchmark was undermined to a degree by its overweighted exposure to revenue-backed bonds, where a relatively short average duration prevented the fund from capturing the higher yields generally offered by longer maturities during the reporting period. Consequently, overweighted positions in bonds backed by revenues from transportation projects and, to a lesser extent, education and health care facilities weighed on the fund’s relative results. The fund’s use of futures contracts to establish its overall duration posture also proved mildly counterproductive. We set the fund’s average duration in a range that was modestly shorter than the benchmark, but we periodically increased the fund’s duration position to take advantage of tactical trading opportunities during periods of market weakness.

On the other hand, the fund’s relative performance was supported over the reporting period by its holdings of longer-term municipal bonds that are not represented in the Index. Underweighted exposure to lower yielding general obligation bonds also added value, as did an underweighted position in short-term escrowed bonds. From a credit-quality perspective, our security selection strategy proved especially effective among bonds with A credit ratings and, to a lesser extent, those with AAA and AA ratings.

Maintaining a Cautiously Constructive Approach

We remain optimistic regarding the prospects for the municipal bond market. The U.S. economy has continued to grow, municipal credit quality generally has remained strong, and supply-and-demand dynamics have stayed positive. However, we also are aware of the potential risks posed by the likelihood of rising short-term rates and the possibility that supply could increase if states borrow to fund needed infrastructure improvements.

Therefore, we have maintained the fund’s cautiously constructive investment posture. As of the reporting period’s end, our emphasis on higher-yielding revenue bonds included overweighted exposure to issuers that we believe can maintain debt payments during an economic downturn. In addition, in anticipation of higher short-term interest rates, we have continued to adopt a more conservative interest-rate strategy through a modestly short average duration.

September 15, 2016

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 Source: Bloomberg L.P. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. The S&P Municipal Bond Investment Grade Short Index is an unmanaged, market-weighted indices designed to measure the performance of municipal bonds with a minimum maturity of 6 months and a maximum maturity of up to, but not including, 4 years, and that are rated at least BBB- by Standard & Poor’s Ratings Services, Baa3 by Moody’s Investors Service, Inc., or BBB- by Fitch Ratings. Unlike a mutual fund, the Index is not subject to charges, fees, and other expenses. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. The S&P Municipal Bond Short Index is an unmanaged, market-weighted index designed to measure the performance of municipal bonds with a minimum maturity of 6 months and a maximum maturity of up to, but not including, 4 years. Unlike a mutual fund, the Index is not subject to charges, fees, and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

4 The S&P Municipal Bond Investment Grade Short Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Short Index until the S&P Municipal Bond Investment Grade Short Index has been calculated for a 10-year period.

5 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

5

DISCUSSION OF FUND PERFORMANCE (continued)

For the period from September 1, 2015 through August 31, 2016, as provided by Gregory J. Conant and Mary Collette O’Brien, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2016, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund’s Class M shares produced a total return of 5.96%, and Investor shares produced a total return of 5.79%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of 6.30%,2 and the fund’s former benchmark, the S&P Municipal Bond Intermediate Index, produced a total return of 6.44% for the same period.3,4

Municipal bonds produced solidly positive returns over the reporting period amid robust demand for competitive levels of after-tax income. The fund lagged its benchmark, primarily due to the fund’s conservative duration posture and its holdings of shorter-term securities that are not represented in the Index.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds, the interest from which is exempt from federal and Pennsylvania state personal income taxes. The fund may also invest in municipal bonds that are exempt from federal income taxes, but not Pennsylvania personal income taxes, and in taxable bonds. The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.5 Generally, the fund’s average effective portfolio maturity will be between 3 and 10 years, and the average effective duration of the fund’s portfolio will not exceed 8 years.

Flight to Safety Supported Municipal Bonds

Municipal bonds were influenced during the reporting period by global economic headwinds. The U.S. economy continued to grow, but sluggish international growth and declining commodity prices over the final months of 2015 caused investors to maintain risk-averse attitudes. Commodity prices rebounded in the spring of 2016 when global economic conditions seemed to stabilize, but the United Kingdom’s referendum to leave the European Union, commonly known as “Brexit”, kept investors cautious.

Consequently, investors flocked throughout the reporting period to high-quality securities, putting downward pressure on bond yields. Municipal bonds with longer term maturities benefited more than their shorter-dated counterparts from falling long-term interest rates, and investors seeking competitive levels of current income reached for the higher yields provided by some of the municipal bond market’s lower-rated credits.

Meanwhile, the after-tax yields of municipal bonds generally compared favorably with those of taxable U.S. Treasury securities, further supporting investor demand. Supply dynamics also generally proved favorable as issuance volumes moderated over the first eight months of 2016.

The U.S. economic recovery has continued to support sound credit conditions for most municipal bond issuers, including Pennsylvania. Although the Pennsylvania economy has roughly tracked national averages, its fiscal condition has been undermined by political disputes and shortfalls in funding its public pension system.

Revenue Bonds Bolstered Relative Results

The fund’s performance compared to its benchmark was dampened by its relatively short average duration, which we established as we sought to cushion the impact of potential interest-rate volatility. However, this positioning, along with holdings of short-term securities that are not part of the Index, prevented the fund from participating more fully in the benefits of falling long-term interest rates. In addition, overweighted exposure to lower-yielding escrow bonds also proved counterproductive. We employed futures contracts to help establish the fund’s duration position.

On the other hand, the fund’s relative performance was supported over the reporting period by its holdings of out-of-index, long-term municipal bonds. Overweighted positions in higher-yielding revenue bonds also added value, with especially strong results from credits backed by toll roads and water-and-sewer facilities. The fund further benefited from underweighted exposure to general obligation bonds, and its individual security selections in the market sector added a degree of value. From a credit-quality perspective, our security selection strategy proved especially effective among bonds with AA credit ratings and, to a lesser extent, those with AAA and A ratings.

Maintaining a Cautiously Constructive Approach

We remain optimistic regarding the prospects for the municipal bond market. The U.S. economy has continued to grow, municipal credit quality generally has remained strong, and supply-and-demand dynamics have stayed positive. However, we also are aware of the potential risks posed by the likelihood of rising short-term rates and the possibility that supply could increase if states borrow to fund needed infrastructure repairs and improvements.

Therefore, we have maintained the fund’s cautiously constructive investment posture. As of the reporting period’s end, our emphasis on higher-yielding revenue bonds included overweighted exposure to issuers that we believe can maintain debt payments during an economic downturn. In addition, we have continued to adopt a more conservative interest-rate strategy through a relatively short average duration.

September 15, 2016

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Pennsylvania residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 Source: Bloomberg L.P. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. S&P Municipal Bond Investment Grade Intermediate Index is an unmanaged, market-weighted index designed to measure the performance of municipal bonds with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years, and, in the case of the S&P Municipal Bond Investment Grade Index, that are rated at least BBB- by Standard & Poor’s Financial Ratings Services, Baa3 by Moody’s Investors Service, Inc., or BBB- by Fitch Ratings. Unlike a mutual fund, the index is not subject to charges, fees, and other expenses and is not limited to investments principally in Pennsylvania municipal obligations. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. S&P Municipal Bond Intermediate Index is an unmanaged, market-weighted index designed to measure the performance of municipal bonds with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years. Unlike a mutual fund, the index is subject to charges, fees, and other expenses and is not limited to investments principally in Pennsylvania municipal obligations. Investors cannot invest directly in any index.

4 The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Index has been calculated for a 10-year period.

5 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

6

For the period from September 1, 2015 through August 31, 2016, as provided by Mary Collette O’Brien and Stephen J. O'Brien, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2016, BNY Mellon Massachusetts Intermediate Municipal Bond Fund’s Class M shares produced a total return of 5.88%, and Investor shares produced a total return of 5.54%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of 6.30%,2 and the fund’s former benchmark, the S&P Municipal Bond Intermediate Index, produced a total return of 6.44% for the same period.3,4

Municipal bonds produced solidly positive returns over the reporting period amid robust demand for competitive levels of after-tax income. The fund lagged its benchmark, primarily due to a relatively defensive duration posture.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds, the interest from which is exempt from federal and Massachusetts state personal income taxes. The fund may also invest in municipal bonds that are exempt from federal income taxes, but not Massachusetts personal income taxes, and in taxable bonds. The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.5 Generally, the fund’s average effective portfolio maturity will be between 3 and 10 years, and the average effective duration of the fund’s portfolio will not exceed 8 years.

Flight to Safety Supported Municipal Bonds

Municipal bonds were influenced during the reporting period by global economic headwinds. The U.S. economy continued to grow, but sluggish international growth and declining commodity prices over the final months of 2015 caused investors to maintain risk-averse attitudes. Commodity prices rebounded in the spring of 2016 when global economic conditions seemed to stabilize, but the United Kingdom’s referendum to leave the European Union, commonly known as “Brexit”, kept investors cautious.

Consequently, investors flocked throughout the reporting period to high-quality bonds, putting downward pressure on bond yields. Municipal bonds with longer-term maturities benefited more than their shorter-dated counterparts from falling long-term interest rates, and investors seeking competitive levels of current income also reached for the higher yields provided by some of the municipal bond market’s lower-rated credits.

Meanwhile, the after-tax yields of municipal bonds generally compared favorably with those of taxable U.S. Treasury securities, further supporting investor demand. Supply dynamics also generally proved favorable as issuance volumes moderated over the first eight months of 2016.

The U.S. economic recovery has continued to support sound credit conditions for most municipal bond issuers, including Massachusetts. The fiscal condition of Massachusetts remained stable due to its strong local economy, but the state has continued to face funding shortfalls in its public pension system.

Revenue Bonds Bolstered Relative Results

The fund’s performance compared to its benchmark was dampened by its average duration, which we set in a range that was shorter than the benchmark as we sought to protect the portfolio from the potential impact of heightened interest-rate volatility. This positioning prevented the fund from participating more fully in the benefits of declining long-term interest rates. We employed futures contracts to help establish the fund’s duration position. In addition, overweighted exposure to lower-yielding escrow bonds also proved counterproductive during the reporting period.

On the other hand, the fund’s relative performance was supported over the reporting period by its holdings of long-term municipal bonds. Overweighted positions in higher-yielding revenue bonds also added value, with especially strong results from credits backed by education and health care facilities. Although the fund held underweighted exposure to general obligation bonds, its emphasis on state obligations over their local counterparts added a degree of value. From a credit-quality perspective, our security selection strategy proved especially effective among bonds with BBB credit ratings.

Maintaining a Cautiously Constructive Approach

We remain optimistic regarding the prospects for the municipal bond market. The U.S. economy has continued to grow, municipal credit quality generally has remained strong, and supply-and-demand dynamics have stayed positive. However, we also are aware of the potential risks posed by the likelihood of rising short-term rates and the possibility that supply could increase if states borrow to fund needed infrastructure repairs and improvements.

Therefore, we have maintained the fund’s cautiously constructive investment posture. As of the reporting period’s end, our emphasis on higher-yielding revenue bonds included overweighted exposure to issuers—such as education and health care facilities—that we believe can maintain debt payments during an economic downturn. In addition, we have continued to adopt a more conservative interest-rate strategy through a relatively short average duration.

September 15, 2016

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal bonds. Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation, and the rating of the issue. Changes in economic, business, or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund’s share price.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Massachusetts residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are taxable.

2 Source: Bloomberg L.P. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. S&P Municipal Bond Investment Grade Intermediate Index is an unmanaged, market-weighted index designed to measure the performance of municipal bonds with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years, that are rated at least BBB- by Standard & Poor’s Financial Ratings Services, Baa3 by Moody’s Investors Service, Inc., or BBB- by Fitch Ratings. Unlike a mutual fund, the index is not subject to charges, fees, and other expenses and is not limited to investments principally in Massachusetts municipal obligations. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. S&P Municipal Bond Intermediate Index is an unmanaged, market-weighted index designed to measure the performance of municipal bonds with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years. Unlike a mutual fund, the index is not subject to charges, fees, and other expenses and is not limited to investments principally in Massachusetts municipal obligations. Investors cannot invest directly in any index.

4 The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Index has been calculated for a 10-year period.

5 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

7

DISCUSSION OF FUND PERFORMANCE (continued)

For the period from September 1, 2015 through August 31, 2016, as provided by John F. Flahive and Gregory J. Conant, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2016, BNY Mellon New York Intermediate Tax-Exempt Bond Fund’s Class M shares produced a total return of 6.30%,2 and Investor shares produced a total return of 6.03%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of 6.30%, and the fund’s former benchmark, the S&P Municipal Bond Intermediate Index, produced a total return of 6.44% for the same period.3,4

Municipal bonds produced solidly positive returns over the reporting period amid robust demand for competitive levels of after-tax income. The fund’s Class M shares produced returns that were in line with its benchmark, as favorable results from our sector allocation and security selection strategies offset shortfalls in duration positioning.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal, New York state, and New York City income taxes as is consistent with the preservation of capital. This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal, New York state, and New York City personal income taxes. These municipal bonds include those issued by New York state and New York City as well as those issued by U.S. territories and possessions.5 Generally, the fund’s average effective portfolio maturity will be between 3 and 10 years.

Flight to Safety Supported Municipal Bonds

Municipal bonds were influenced during the reporting period by global economic headwinds. The U.S. economy continued to grow, but sluggish international growth and declining commodity prices over the final months of 2015 caused investors to maintain risk-averse attitudes. Commodity prices rebounded in the spring of 2016 when global economic conditions seemed to stabilize, but the United Kingdom’s referendum to leave the European Union, commonly known as “Brexit”, kept investors cautious.

Consequently, investors flocked throughout the reporting period to high-quality securities, putting downward pressure on bond yields. Municipal bonds with longer-term maturities benefited more than their shorter-dated counterparts from falling long-term interest rates, and investors seeking competitive levels of current income reached for the higher yields provided by some of the municipal bond market’s lower-rated credits.

Meanwhile, the after-tax yields of municipal bonds generally compared favorably with those of taxable U.S. Treasury securities, further supporting investor demand. Supply dynamics also generally proved favorable as issuance volumes moderated over the first eight months of 2016.

The U.S. economic recovery has continued to support sound credit conditions for most municipal bond issuers, including New York. The New York economy has ranked among the strongest compared to national averages, and robust tax revenues have enabled the state to balance its budget and achieve better-than-average pension funding levels.

Revenue Bonds Bolstered Relative Results

The fund’s performance compared to its benchmark was supported over the reporting period by its holdings of out-of-index, long-term municipal bonds. Overweighted positions in higher-yielding revenue bonds also added value, with especially strong results from credits backed by toll roads and education facilities. The fund further benefited from underweighted exposure to general obligation bonds, and its individual security selections among local issuers added significant value. From a credit-quality perspective, our security selection strategy proved especially effective among bonds with AA and AAA credit ratings and, to a lesser extent, those with BBB ratings.

On a more negative note, the fund’s relative results were dampened to a degree by its relatively short average duration, which we established as we sought to cushion the impact of potential interest-rate volatility. However, this positioning, along with holdings of short-term securities that are not part of the Index, prevented the fund from participating more fully in the benefits of falling long-term interest rates. Overweighted exposure to lower-yielding escrow bonds also proved mildly counterproductive. We employed futures contracts to help establish the fund’s duration position.

Maintaining a Cautiously Constructive Approach

We remain optimistic regarding the prospects for the municipal bond market. The U.S. economy has continued to grow, municipal credit quality generally has remained strong, and supply-and-demand dynamics have stayed positive. However, we also are aware of the potential risks posed by the likelihood of rising short-term rates and the possibility that new issuance could increase if states borrow to fund needed infrastructure repairs and improvements.

Therefore, we have maintained the fund’s cautiously constructive investment posture. As of the reporting period’s end, our emphasis on higher-yielding revenue bonds included overweighted exposure to issuers that we believe can maintain debt payments during an economic downturn. In addition, we have continued to adopt a more conservative interest-rate strategy through a relatively short average duration.

September 15, 2016

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-New York residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Fund Advisers pursuant to an agreement in effect through December 31, 2016, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Bloomberg L.P. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. S&P Municipal Bond Investment Grade Intermediate Index is an unmanaged, market-weighted index designed to measure the performance of municipal bonds with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years, that are rated at least BBB- by Standard & Poor’s Financial Ratings Services, Baa3 by Moody’s Investors Services, Inc., or BBB- by Fitch Ratings. Unlike a mutual fund, the index is not subject to charges, fees, and other expenses and is not limited to investments principally in New York municipal obligations. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. S&P Municipal Bond Intermediate Index is an unmanaged, market-weighted index designed to measure the performance of municipal bonds with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years, and, in the case of the S&P Municipal Bond Investment Grade Index, Unlike a mutual fund, neither index is subject to charges, fees, and other expenses and is not limited to investments principally in New York municipal obligations. Investors cannot invest directly in any index.

4 The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Index has been calculated for a 10-year period.

5 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

8

For the period from September 1, 2015 through August 31, 2016, as provided by John F. Flahive, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2016, BNY Mellon Municipal Opportunities Fund’s Class M shares produced a total return of 7.40%, and Investor shares produced a total return of 7.13%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Municipal Bond Index (the “Index”), produced a total return of 6.88% for the same period.2

Longer-term municipal bonds produced solidly positive returns over the reporting period. The fund produced higher returns than its benchmark, mainly due to its emphasis on revenue-backed bonds with credit ratings toward the lower end of the investment-grade spectrum.

As of August 24, 2016, the fund’s benchmark, Barclays Municipal Bond Index, was renamed the Bloomberg Barclays U.S. Municipal Bond Index.

The Fund’s Investment Approach

The fund seeks to maximize total return consisting of high current income exempt from federal income tax and capital appreciation. This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its net assets in U.S. dollar-denominated fixed-income securities that provide income exempt from federal income tax (municipal bonds). While the fund typically invests in a diversified portfolio of municipal bonds, it may invest up to 20% of its assets in taxable fixed-income securities, including taxable municipal bonds and non-U.S.-dollar-denominated foreign debt securities, such as Brady bonds and sovereign debt obligations.

We seek to deliver value-added excess returns (“alpha”) by applying an investment approach designed to identify and exploit relative value opportunities within the municipal bond market. Although the fund seeks to be diversified by geography and sector, it may at times invest a significant portion of its assets in a particular state or region or in a particular sector due to market conditions.

Flight to Safety Supported Municipal Bonds

Municipal bonds were influenced during the reporting period by global economic headwinds. The U.S. economy continued to grow, but sluggish international growth and declining commodity prices over the final months of 2015 caused investors to flock toward high-quality securities. Consequently, longer-term interest rates declined significantly.

Commodity prices rebounded in the spring of 2016 when global economic conditions seemed to stabilize, but the United Kingdom’s referendum to leave the European Union, commonly known as “Brexit”, kept many investors cautious. However, investors seeking more competitive levels of current income than were available from high-quality bonds reached for the higher yields provided by the market’s lower-rated credits, and yield differences narrowed along the market’s credit-quality spectrum.

Throughout the reporting period, the after-tax yields of municipal bonds generally compared favorably with those of taxable U.S. Treasury securities, further supporting investor demand. Supply dynamics also generally proved favorable as issuance volumes moderated over the first eight months of 2016.

The U.S. economic recovery has continued to support sound credit conditions for most municipal bond issuers. Although a number of states and municipalities continue to face pressure from underfunded pension systems, most have benefited from rising tax revenues, balanced operating budgets, and replenished rainy day funds.

Revenue Bonds Bolstered Relative Results

The fund’s relative performance was supported by its overweighted positions in higher-yielding revenue bonds, with especially strong results from those backed by transportation projects, health care facilities, and education facilities. The fund further benefited from underweighted exposure to general obligation bonds. Results were especially strong among municipal bonds issued by California, Illinois, Texas, Massachusetts, and Puerto Rico. The fund also achieved strong relative results through an underweighted position in escrowed bonds. From a credit-quality perspective, our security selection strategy proved especially effective among bonds with BBB credit ratings.

Disappointments during the reporting period included our duration posture, which we set in a range that was shorter than the benchmark as we sought to protect against potential interest-rate volatility. This positioning prevented the fund from participating more fully in the benefits of declining long-term interest rates. We employed futures contracts to help establish the fund’s duration position.

Maintaining a Cautiously Constructive Approach

We remain optimistic regarding the prospects for the municipal bond market as the U.S. economy has continued to grow, municipal credit quality generally has remained strong, and supply-and-demand dynamics have stayed positive. However, we also are aware of the potential risks posed by the likelihood of rising short-term rates, narrower yield differences along the market’s credit-quality spectrum, and the possibility that supply could increase if states borrow to fund needed infrastructure improvements.

Therefore, we have maintained the fund’s cautiously constructive investment posture. As of the reporting period’s end, the fund’s emphasis on higher-yielding, longer-term revenue bonds included overweighted exposure to issuers that we believe are likely to maintain debt payments even during an economic downturn. On the other hand, we have continued to adopt a more conservative interest-rate strategy through a relatively short average duration.

September 15, 2016

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 Source: Lipper Inc. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Bloomberg Barclays U.S. Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted tax-exempt bond market. Index return does not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

9

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in BNY Mellon National Intermediate Municipal Bond Fund Class M shares and Investor shares, and the S&P Municipal Bond Intermediate Index

Average Annual Total Returns as of 8/31/16
	1 Year	5 Years	10 Years
Class M shares	5.94%	3.76%	4.27%
Investor shares	5.76%	3.51%	4.01%
S&P Municipal Bond Intermediate Index	6.44%	4.29%	4.99%

† Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon National Intermediate Municipal Bond Fund on 8/31/06 to a $10,000 investment made in the S&P Municipal Bond Intermediate Index on that date. All dividends and capital gain distributions are reinvested.

Effective 7/1/2013, the fund changed its benchmark from the S&P Municipal Bond Intermediate Index to the S&P Municipal Bond Investment Grade Intermediate Index because the new benchmark index is more reflective of the credit quality of the fund’s portfolio holdings. The S&P Municipal Bond Investment Grade Intermediate Index was launched on 3/19/13. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period. Performance information for the fund versus the S&P Municipal Bond Investment Grade Intermediate Index is included in the graph and table on the next page.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The S&P Municipal Bond Intermediate Index is comprised of bonds in the S&P Municipal Bond Index with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the date on which the Index is rebalanced. Unlike a mutual fund, the S&P Municipal Bond Intermediate Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

10

Comparison of change in value of $10,000 investment in BNY Mellon National Intermediate Municipal Bond Fund Class M shares and Investor shares, and the S&P Municipal Bond Investment Grade Intermediate Index

Average Annual Total Returns as of 8/31/16
	Inception Date	1 Year	From Inception
Class M shares	7/1/13	5.94%	4.02%
Investor shares	7/1/13	5.76%	3.76%
S&P Municipal Bond Investment Grade Intermediate Index	7/1/13	6.30%	4.81%†††

†† Source: Bloomberg L.P.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon National Intermediate Municipal Bond Fund on 7/1/13 to a $10,000 investment made in the S&P Municipal Bond Investment Grade Intermediate Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The S&P Municipal Bond Investment Grade Intermediate Index is comprised of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s Ratings Services, Baa3 by Moody’s Investor Services, Inc. or BBB- by Fitch Ratings with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the date on which the Index is rebalanced. Unlike a mutual fund, the S&P Municipal Bond Investment Grade Intermediate Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

††† For comparative purposes, the value of the S&P Municipal Bond Investment Grade Intermediate Index on 6/30/13 is used as the beginning value on 7/1/13.

11

FUND PERFORMANCE (continued)

Comparison of change in value of $10,000 investment in BNY Mellon National Short-Term Municipal Bond Fund Class M shares and Investor shares and the S&P Municipal Bond Short Index

Average Annual Total Returns as of 8/31/16
	1 Year	5 Years	10 Years
Class M shares	1.21%	0.76%	1.92%
Investor shares	0.97%	0.53%	1.67%
S&P Municipal Bond Short Index	1.55%	1.19%	2.56%

† Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon National Short-Term Municipal Bond Fund on 8/31/06 to a $10,000 investment made in the S&P Municipal Bond Short Index on that date. All dividends and capital gain distributions are reinvested.

Effective 7/1/2013, the fund changed its benchmark from the S&P Municipal Bond Short Index to the S&P Municipal Bond Investment Grade Short Index because the new benchmark index is more reflective of the credit quality of the fund’s portfolio holdings. The S&P Municipal Bond Investment Grade Short Index was launched on 3/19/13. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Short Index until the S&P Municipal Bond Investment Grade Short Index has been calculated for a 10-year period. Performance information for the fund versus the S&P Municipal Bond Investment Grade Short Index is included in the graph and table on the next page.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The S&P Municipal Bond Short Index is comprised of bonds in the S&P Municipal Bond Index with a minimum maturity of 6 months and a maximum maturity of up to, but not including, 4 years as measured from the date on which the Index is rebalanced. Unlike a mutual fund, the S&P Municipal Bond Short Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

12

Comparison of change in value of $10,000 investment in BNY Mellon National Short-Term Municipal Bond Fund Class M shares and Investor shares and the S&P Municipal Bond Investment Grade Short Index

Average Annual Total Returns as of 8/31/16
	Inception Date	1 Year	From Inception
Class M shares	7/1/13	1.21%	0.91%
Investor shares	7/1/13	0.97%	0.66%
S&P Municipal Bond Investment Grade Short Index	7/1/13	1.50%	1.26%†††

†† Source: Bloomberg L.P.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon National Short-Term Municipal Bond Fund on 7/1/13 to a $10,000 investment made in the S&P Municipal Bond Investment Grade Short Index. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The S&P Municipal Bond Investment Grade Short Index is comprised of bonds in the S&P Municipal Bond Index that are rated at least BBB- by S&P, Baa3 by Moody’s or BBB- by Fitch with a minimum maturity of 6 months and a maximum maturity of up to, but not including, 4 years as measured from the date on which the Index is rebalanced. Unlike a mutual fund, the S&P Municipal Bond Investment Grade Short Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

††† For comparative purposes, the value of the S&P Municipal Bond Investment Grade Short Index on 6/30/13 is used as the beginning value on 7/1/13.

13

FUND PERFORMANCE (continued)

Comparison of change in value of $10,000 investment in BNY Mellon Pennsylvania Intermediate Municipal Bond Fund Class M shares and Investor shares and the S&P Municipal Bond Intermediate Index

Average Annual Total Returns as of 8/31/16
	1 Year	5 Years	10 Years
Class M shares	5.96%	3.10%	3.65%
Investor shares	5.79%	2.88%	3.41%
S&P Municipal Bond Intermediate Index	6.44%	4.29%	4.99%

† Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Pennsylvania Intermediate Municipal Bond Fund on 8/31/06 to a $10,000 investment made in the S&P Municipal Bond Intermediate Index on that date. All dividends and capital gain distributions are reinvested.

Effective 7/1/2013, the fund changed its benchmark from the S&P Municipal Bond Intermediate Index to the S&P Municipal Bond Investment Grade Intermediate Index because the new benchmark index is more reflective of the credit quality of the fund’s portfolio holdings. The S&P Municipal Bond Investment Grade Intermediate Index was launched on 3/19/13. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period. Performance information for the fund versus the S&P Municipal Bond Investment Grade Intermediate Index is included in the graph and table on the next page.

The fund invests primarily in Pennsylvania investment-grade municipal bonds. The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The S&P Municipal Bond Intermediate Index is comprised of bonds in the S&P Municipal Bond Index with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the date on which the Index is rebalanced. Unlike a mutual fund, the S&P Municipal Bond Intermediate Index is are not subject to charges, fees and other expenses and is not limited to investments principally in Pennsylvania municipal obligations. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

14

Comparison of change in value of $10,000 investment in BNY Mellon Pennsylvania Intermediate Municipal Bond Fund Class M shares and Investor shares and the S&P Municipal Bond Investment Grade Intermediate Index

Average Annual Total Returns as of 8/31/16
	Inception Date	1 Year	From Inception
Class M shares	7/1/13	5.96%	3.54%
Investor shares	7/1/13	5.79%	3.28%
S&P Municipal Bond Investment Grade Intermediate Index	7/1/13	6.30%	4.81%†††

†† Source: Bloomberg L.P.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Pennsylvania Intermediate Municipal Bond Fund on 7/1/13 to a $10,000 investment made in the S&P Municipal Bond Investment Grade Intermediate Index. All dividends and capital gain distributions are reinvested.

The fund invests primarily in Pennsylvania investment-grade municipal bonds. The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The S&P Municipal Bond Investment Grade Intermediate Index is comprised of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s Ratings Services, Baa3 by Moody’s Investor Services, Inc. or BBB- by Fitch Ratings with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the date on which the Index is rebalanced. Unlike a mutual fund, the S&P Municipal Bond Investment Grade Intermediate Index is not subject to charges, fees and other expenses and is not limited to investments principally in Pennsylvania municipal obligations. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

††† For comparative purposes, the value of the S&P Municipal Bond Investment Grade Intermediate Index on 6/30/13 is used as the beginning value on 7/1/13.

15

FUND PERFORMANCE (continued)

Comparison of change in value of $10,000 investment in BNY Mellon Massachusetts Intermediate Municipal Bond Fund Class M shares and Investor shares and the S&P Municipal Bond Intermediate Index

Average Annual Total Returns as of 8/31/16
	1 Year	5 Years	10 Years
Class M shares	5.88%	3.22%	3.94%
Investor shares	5.54%	2.95%	3.67%
S&P Municipal Bond Intermediate Index	6.44%	4.29%	4.99%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Massachusetts Intermediate Municipal Bond Fund on 8/31/06 to a $10,000 investment made in the S&P Municipal Bond Intermediate Index on that date. All dividends and capital gain distributions are reinvested.

Effective 7/1/2013, the fund changed its benchmark from the S&P Municipal Bond Intermediate Index to the S&P Municipal Bond Investment Grade Intermediate Index because the new benchmark index is more reflective of the credit quality of the fund’s portfolio holdings. The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on 3/19/13. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period. Performance information for the fund versus the S&P Municipal Bond Investment Grade Intermediate Index is included in the graph and table on the next page.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The S&P Municipal Bond Intermediate Index is comprised of bonds in the S&P Municipal Bond Index with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the date on which the Index is rebalanced. Unlike a mutual fund, the S&P Municipal Bond Intermediate Index is not subject to charges, fees and other expenses and is not limited to investments principally in Massachusetts municipal obligations. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

16

Comparison of change in value of $10,000 investment in BNY Mellon Massachusetts Intermediate Municipal Bond Fund Class M shares and Investor shares and the S&P Municipal Bond Investment Grade Intermediate Index

Average Annual Total Returns as of 8/31/16
	Inception Date	1 Year	From Inception
Class M shares	7/1/13	5.88%	3.58%
Investor shares	7/1/13	5.54%	3.33%
S&P Municipal Bond Investment Grade Intermediate Index	7/1/13	6.30%	4.81%†††

†† Source: Bloomberg L.P.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Massachusetts Intermediate Municipal Bond Fund on 7/1/13 to a $10,000 investment made in the S&P Municipal Bond Investment Grade Intermediate Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The S&P Municipal Bond Investment Grade Intermediate Index is comprised of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s Ratings Services, Baa3 by Moody’s Investor Services, Inc. or BBB- by Fitch Ratings with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the date on which the Index is rebalanced. Unlike a mutual fund, the S&P Municipal Bond Investment Grade Intermediate Index is not subject to charges, fees and other expenses and is not limited to investments principally in Massachusetts municipal obligations. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

††† For comparative purposes, the value of the S&P Municipal Bond Investment Grade Intermediate Index on 6/30/13 is used as the beginning value on 7/1/13.

17

FUND PERFORMANCE (continued)

Comparison of change in value of $10,000 investment in BNY Mellon New York Intermediate Tax-Exempt Bond Fund, Class M shares and Investor shares and the S&P Municipal Bond Intermediate Index

Average Annual Total Returns as of 8/31/16
	1 Year	5 Years	10 Years
Class M shares	6.30%	3.66%	4.28%
Investor shares	6.03%	3.38%	4.01%
S&P Municipal Bond Intermediate Index	6.44%	4.29%	4.99%

† Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon New York Intermediate Tax-Exempt Bond Fund on 8/31/06 to a $10,000 investment made in the S&P Municipal Bond Intermediate Index on that date. All dividends and capital gain distributions are reinvested.

Effective 7/1/2013, the fund changed its benchmark from the S&P Municipal Bond Intermediate Index to the S&P Municipal Bond Investment Grade Intermediate Index because the new benchmark index is more reflective of the credit quality of the fund’s portfolio holdings. The S&P Municipal Bond Investment Grade Intermediate Index was launched on 3/19/13. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period. Performance information for the fund versus the S&P Municipal Bond Investment Grade Intermediate Index is included in the graph and table on the next page.

As of the close of business on September 12, 2008, substantially all of the assets of another investment company advised by an affiliate of the fund’s investment adviser, BNY Hamilton New York Intermediate Tax-Exempt Fund (the “predecessor fund”), a series of BNY Hamilton Funds, Inc., were transferred to BNY Mellon New York Intermediate Tax-Exempt Bond Fund in a tax-free reorganization and the fund commenced operations. The performance figures for the fund’s Class M shares represent the performance of the predecessor fund’s Institutional shares prior to the commencement of operations for BNY Mellon New York Intermediate Tax-Exempt Bond Fund and the performance of BNY Mellon New York Intermediate Tax-Exempt Bond Fund’s Class M shares thereafter. The performance figures for Investor shares represent the performance of the predecessor fund’s Class A shares prior to the commencement of operations for BNY Mellon New York Intermediate Tax-Exempt Bond Fund and the performance of BNY Mellon New York Intermediate Tax-Exempt Bond Fund’s Investor shares thereafter. Investor shares are subject to a Shareholder Services Plan.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The S&P Municipal Bond Intermediate Index is comprised of bonds in the S&P Municipal Bond Index with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the date on which the Index is rebalanced. Unlike a mutual fund, the S&P Municipal Bond Intermediate Index is not subject to charges, fees and other expenses and is not limited to investments principally in New York municipal obligations. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

18

Comparison of change in value of $10,000 investment in BNY Mellon New York Intermediate Tax-Exempt Bond Fund, Class M shares and Investor shares and the S&P Municipal Bond Investment Grade Intermediate Index

Average Annual Total Returns as of 8/31/16
	Inception Date	1 Year	From Inception
Class M shares	7/1/13	6.30%	4.09%
Investor shares	7/1/13	6.03%	3.80%
S&P Municipal Bond Investment Grade Intermediate Index	7/1/13	6.30%	4.81%†††

†† Source: Bloomberg L.P.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon New York Intermediate Tax-Exempt Bond Fund on 7/1/13 to a $10,000 investment made in the S&P Municipal Bond Investment Grade Intermediate Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The S&P Municipal Bond Investment Grade Intermediate Index is comprised of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s Ratings Services, Baa3 by Moody’s Investor Services, Inc. or BBB- by Fitch Ratings with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the date on which the Index is rebalanced. Unlike a mutual fund, the S&P Municipal Bond Investment Grade Intermediate Index is not subject to charges, fees and other expenses and is not limited to investments principally in New York municipal obligations. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

††† For comparative purposes, the value of the S&P Municipal Bond Investment Grade Intermediate Index on 6/30/13 is used as the beginning value on 7/1/13.

19

FUND PERFORMANCE (continued)

BNY Mellon Municipal Opportunities Fund (Class M shares)
BNY Mellon Municipal Opportunities Fund (Investor shares)
Bloomberg Barclays U.S. Municipal Bond Index†
$19,533
$19,158
$15,797
20,000
18,000
16,000
14,000
12,000
10,000
Dollars
10/15/08
09
10
11
12
13
14
15
16
Years Ended 8/31

Comparison of change in value of $10,000 investment in BNY Mellon Municipal Opportunities Fund Class M shares and Investor shares and the Bloomberg Barclays U.S. Municipal Bond Index

Average Annual Total Returns as of 8/31/16
	Inception Date	1 Year	5 Year	From Inception
Class M shares	10/15/08	7.40%	6.22%	8.87%
Investor shares	10/15/08	7.13%	5.96%	8.60%
Bloomberg Barclays U.S. Municipal Bond Index	9/30/08	6.88%	4.80%	5.95%††

† Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Municipal Opportunities Fund on 10/15/08 (inception date) to a $10,000 investment made in the Bloomberg Barclays U.S. Municipal Bond Index. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index is an unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

††  For comparative purposes, the value of the Index as of 9/30/08 is used as the beginning value on 10/15/08.

20

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from March 1, 2016 to August 31, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2016
	Class M	Investor Shares
BNY Mellon National Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$ 2.55	$ 3.82
Ending value (after expenses)	$ 1,025.00	$ 1,023.70
Annualized expense ratio (%)	.50	.75
BNY Mellon National Short-Term Municipal Bond Fund
Expenses paid per $1,000†	$ 2.57	$ 3.83
Ending value (after expenses)	$ 1,006.60	$ 1,005.30
Annualized expense ratio (%)	.51	.76
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$ 3.56	$ 4.84
Ending value (after expenses)	$ 1,026.00	$ 1,025.50
Annualized expense ratio (%)	.70	.95
BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$ 2.75	$ 4.02
Ending value (after expenses)	$ 1,024.10	$ 1,022.80
Annualized expense ratio (%)	.54	.79
BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Expenses paid per $1,000†	$ 3.01	$ 4.28
Ending value (after expenses)	$ 1,027.90	$ 1,025.70
Annualized expense ratio (%)	.59	.84
BNY Mellon Municipal Opportunities Fund
Expenses paid per $1,000†	$ 3.75	$ 5.03
Ending value (after expenses)	$ 1,043.50	$ 1,041.40
Annualized expense ratio (%)	.73	.98

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

21

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited) (continued)

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2016
	Class M	Investor Shares
BNY Mellon National Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$ 2.54	$ 3.81
Ending value (after expenses)	$ 1,022.62	$ 1,021.37
Annualized expense ratio (%)	.50	.75
BNY Mellon National Short-Term Municipal Bond Fund
Expenses paid per $1,000†	$ 2.59	$ 3.86
Ending value (after expenses)	$ 1,022.57	$ 1,021.32
Annualized expense ratio (%)	.51	.76
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$ 3.56	$ 4.82
Ending value (after expenses)	$ 1,021.62	$ 1,020.36
Annualized expense ratio (%)	.70	.95
BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$ 2.75	$ 4.01
Ending value (after expenses)	$ 1,022.42	$ 1,021.17
Annualized expense ratio (%)	.54	.79
BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Expenses paid per $1,000†	$ 3.00	$ 4.27
Ending value (after expenses)	$ 1,022.17	$ 1,020.91
Annualized expense ratio (%)	.59	.84
BNY Mellon Municipal Opportunities Fund
Expenses paid per $1,000†	$ 3.71	$ 4.98
Ending value (after expenses)	$ 1,021.47	$ 1,020.21
Annualized expense ratio (%)	.73	.98

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

22

STATEMENT OF INVESTMENTS

August 31, 2016

BNY Mellon National Intermediate Municipal Bond Fund
Long-Term Municipal Investments - 100.1%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Alabama - .7%
Alabama 21st Century Authority, Tobacco Settlement Revenue	5.00	6/1/20	1,500,000		1,706,490
Alabama 21st Century Authority, Tobacco Settlement Revenue	5.00	6/1/21	1,240,000		1,445,766
Jefferson County, Limited Obligation School Warrants (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/24	13,325,000		13,402,418
		16,554,674
Alaska - .3%
Alaska, International Airports System Revenue	5.00	10/1/32	5,000,000		6,137,650
Arizona - .6%
Arizona Board of Regents, Arizona State University System Revenue (Polytechnic Campus Project) (Prerefunded)	6.00	7/1/18	1,100,000	[a]	1,208,449
Arizona Board of Regents, Arizona State University System Revenue (Polytechnic Campus Project) (Prerefunded)	6.00	7/1/18	1,000,000	[a]	1,098,590
Arizona Board of Regents, Arizona State University System Revenue (Polytechnic Campus Project) (Prerefunded)	6.00	7/1/18	2,500,000	[a]	2,746,475
Arizona Transportation Board, Highway Revenue (Prerefunded)	5.00	7/1/18	5,000,000	[a]	5,398,100
Salt River Project Agricultural Improvement and Power District, Salt River Project Electric System Revenue	5.00	12/1/26	2,000,000		2,319,940
		12,771,554
California - 18.2%
Alameda Corridor Transportation Authority, Second Subordinate Lien Revenue	5.00	10/1/34	1,500,000		1,842,885
Alameda Corridor Transportation Authority, Second Subordinate Lien Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	10/1/35	2,050,000		2,531,012
Bay Area Toll Authority, San Francisco Bay Area Toll Bridge Revenue	1.88	4/1/19	10,000,000		10,218,400
Bay Area Toll Authority, San Francisco Bay Area Toll Bridge Revenue	2.00	4/1/21	10,000,000		10,368,600
California, GO (Various Purpose)	5.00	2/1/21	4,000,000		4,718,320
California, GO (Various Purpose)	5.00	9/1/21	5,000,000		5,996,350
California, GO (Various Purpose)	5.25	10/1/23	5,000,000		6,092,200
California, GO (Various Purpose)	5.00	12/1/23	2,500,000		3,145,000
California, GO (Various Purpose)	5.00	12/1/23	12,500,000		15,725,000
California, GO (Various Purpose)	5.25	9/1/29	10,000,000		12,594,100
California, GO (Various Purpose)	5.00	9/1/31	20,000,000		23,784,600
California, GO (Various Purpose)	6.00	3/1/33	11,445,000		13,490,679
California, GO (Various Purpose)	6.50	4/1/33	8,750,000		10,041,500
California, GO (Various Purpose)	4.00	9/1/33	20,000,000		22,936,000
California, GO (Various Purpose)	5.50	3/1/40	7,950,000		9,138,922
California Department of Water Resources, Power Supply Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	5/1/21	3,420,000		3,667,984
California Department of Water Resources, Power Supply Revenue (Insured; Assured Guaranty Municipal Corp.) (Prerefunded)	5.00	5/1/18	8,565,000	[a]	9,197,611
California Department of Water Resources, Water System Revenue (Central Valley Project)	5.00	12/1/19	4,885,000		5,570,024

23

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal Investments - 100.1% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
California - 18.2% (continued)
California Department of Water Resources, Water System Revenue (Central Valley Project) (Escrowed to Maturity)	5.00	12/1/19	115,000		131,013
California Health Facilities Financing Authority, Revenue (Adventist Health System/West)	4.00	3/1/33	10,000,000		10,897,900
California Health Facilities Financing Authority, Revenue (City of Hope)	5.00	11/15/23	1,500,000		1,827,585
California Health Facilities Financing Authority, Revenue (City of Hope)	5.00	11/15/24	1,600,000		1,944,896
California Health Facilities Financing Authority, Revenue (Providence Health and Services) (Prerefunded)	6.25	10/1/18	4,000,000	[a]	4,471,640
California Health Facilities Financing Authority, Revenue (Providence Health and Services) (Prerefunded)	6.25	10/1/18	8,500,000	[a]	9,502,235
California Health Facilities Financing Authority, Revenue (Providence Health and Services) (Prerefunded)	6.50	10/1/18	60,000	[a]	67,318
California Health Facilities Financing Authority, Revenue (Providence Health and Services) (Prerefunded)	6.50	10/1/18	3,440,000	[a]	3,859,542
California State Public Works Board, LR (Various Capital Projects)	5.00	10/1/20	2,000,000		2,336,340
California State Public Works Board, LR (Various Capital Projects)	5.00	11/1/20	1,350,000		1,581,066
California Statewide Communities Development Authority, Mortgage Revenue (Methodist Hospital of Southern California Project) (Collateralized; FHA) (Prerefunded)	6.25	8/1/19	4,185,000	[a]	4,862,510
California Statewide Communities Development Authority, Revenue (Saint Joseph Health System) (Insured; Assured Guaranty Municipal Corp.)	4.50	7/1/18	1,190,000		1,239,135
Golden State Tobacco Securitization Corporation, Enhanced Tobacco Settlement Asset-Backed Bonds	5.00	6/1/29	10,680,000		12,970,860
Golden State Tobacco Securitization Corporation, Enhanced Tobacco Settlement Asset-Backed Bonds	5.00	6/1/32	2,000,000		2,484,820
Los Angeles County Metropolitan Transportation Authority, Proposition A First Tier Senior Sales Tax Revenue	5.00	7/1/20	7,165,000		8,325,300
Los Angeles County Metropolitan Transportation Authority, Proposition C Sales Tax Senior Revenue	5.00	7/1/22	3,450,000		4,232,287
Los Angeles Department of Airports, Senior Revenue (Los Angeles International Airport)	5.25	5/15/26	15,520,000		17,987,370
Los Angeles Municipal Improvement Corporation, LR (Capital Equipment)	4.00	11/1/33	3,000,000		3,413,250
Los Angeles Unified School District, GO	5.00	7/1/32	10,000,000		11,856,700
New Haven Unified School District, GO (Insured; Assured Guaranty Corp.)	0.00	8/1/33	4,000,000	[b]	2,468,600
Oakland Unified School District, GO	5.00	8/1/28	2,610,000		3,379,350
Oakland Unified School District, GO	5.00	8/1/29	4,000,000		5,136,720
Port of Oakland, Revenue	5.00	5/1/19	2,250,000		2,494,620
Port of Oakland, Revenue	5.00	5/1/23	1,875,000		2,193,075
Riverside County Transportation Commission, Sales Tax Revenue	5.25	6/1/25	4,635,000		5,865,732
Riverside County Transportation Commission, Sales Tax Revenue	5.25	6/1/28	5,000,000		6,313,450
Sacramento County Sanitation Districts Financing Authority, Subordinate Lien Revenue (Sacramento Regional County Sanitation District) (Insured; FGIC)	0.98	12/1/35	10,000,000	[c]	9,486,900
Sacramento County Water Financing Authority, Revenue (Sacramento County Water Agency Zones 40 and 41 Water System Project) (Insured; National Public Finance Guarantee Corp.)	1.00	6/1/34	8,000,000	[c]	7,471,040
San Francisco City and County, COP (War Memorial Veterans Building Seismic Upgrade and Improvements)	5.00	4/1/27	3,555,000		4,382,320
San Francisco City and County Public Utilities Commission, San Francisco Water Revenue	5.00	11/1/37	11,000,000		12,964,820
San Francisco Community College District, GO	5.00	6/15/29	5,000,000		6,309,050
Simi Valley Unified School District, GO	5.00	8/1/22	1,080,000		1,268,244

24

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal Investments - 100.1% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
California - 18.2% (continued)
Simi Valley Unified School District, GO	5.00	8/1/23	2,235,000		2,672,747
Simi Valley Unified School District, GO	5.00	8/1/24	3,000,000		3,656,100
Simi Valley Unified School District, GO	5.00	8/1/25	1,000,000		1,236,930
Simi Valley Unified School District, GO	5.00	8/1/26	2,000,000		2,506,700
Simi Valley Unified School District, GO	5.00	8/1/27	1,495,000		1,890,413
Southern California Public Power Authority, Gas Project Revenue (Project Number 1)	5.25	11/1/20	4,000,000		4,644,040
Southern California Public Power Authority, Revenue (Apex Power Project)	5.00	7/1/30	1,000,000		1,248,530
Southern California Public Power Authority, Revenue (Apex Power Project)	5.00	7/1/31	3,855,000		4,797,046
Southern California Public Power Authority, Revenue (Apex Power Project)	5.00	7/1/33	3,380,000		4,177,984
Successor Agency to the Redevelopment Agency of the City of Pittsburg, Subordinate Tax Allocation Revenue (Los Medanos Community Development Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/20	6,000,000		6,918,240
Successor Agency to the Redevelopment Agency of the City of Pittsburg, Subordinate Tax Allocation Revenue (Los Medanos Community Development Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/21	1,325,000		1,567,435
Successor Agency to the Redevelopment Agency of the City of Pittsburg, Subordinate Tax Allocation Revenue (Los Medanos Community Development Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/26	6,610,000		8,412,944
University of California Regents, General Revenue	5.00	5/15/31	9,000,000		11,360,430
University of California Regents, Limited Project Revenue	5.00	5/15/30	11,000,000		13,956,140
		413,830,554
Colorado - 1.5%
City and County of Denver, Airport System Revenue (Insured: Assured Guaranty Corp. and National Public Finance Guarantee Corp.)	5.25	11/15/19	4,445,000		4,679,918
Colorado Health Facilities Authority, Revenue (Catholic Health Initiatives)	6.00	10/1/23	2,000,000		2,202,040
Colorado Health Facilities Authority, Revenue (Catholic Health Initiatives)	6.25	10/1/33	1,600,000		1,772,576
E-470 Public Highway Authority, Senior Revenue (Insured; National Public Finance Guarantee Corp.)	2.31	9/1/17	5,000,000	[c]	5,009,150
E-470 Public Highway Authority, Senior Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	9/1/17	3,500,000		3,637,130
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	5.75	11/15/18	1,465,000		1,556,519
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.13	11/15/23	5,350,000		6,799,154
Regional Transportation District of Colorado, COP (Lease Purchase Agreement)	5.00	6/1/19	1,750,000		1,947,733
Regional Transportation District of Colorado, COP (Lease Purchase Agreement)	5.00	6/1/20	2,700,000		3,102,570
Regional Transportation District of Colorado, COP (Lease Purchase Agreement)	5.50	6/1/22	2,200,000		2,567,576
		33,274,366
Connecticut - 1.4%
Connecticut, GO	5.00	11/15/21	9,430,000		11,175,304
Connecticut, GO	5.00	4/15/22	5,000,000		5,955,350
Connecticut, GO	5.00	5/15/23	10,000,000		11,721,200

25

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal Investments - 100.1% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Connecticut - 1.4% (continued)
Connecticut, GO	4.00	6/15/30	3,000,000		3,408,780
		32,260,634
Delaware - .7%
Delaware River and Bay Authority, Revenue	5.00	1/1/21	2,000,000		2,336,560
Delaware River and Bay Authority, Revenue	5.00	1/1/22	2,710,000		3,235,794
Delaware River and Bay Authority, Revenue	5.00	1/1/23	1,500,000		1,831,245
Delaware River and Bay Authority, Revenue	5.00	1/1/24	1,000,000		1,245,320
University of Delaware, Revenue	5.00	11/1/27	5,440,000		6,650,563
		15,299,482
District of Columbia - .3%
Metropolitan Washington Airports Authority, Airport System Revenue	5.00	10/1/23	4,250,000		5,018,740
Metropolitan Washington Airports Authority, Airport System Revenue	5.00	10/1/24	2,500,000		2,942,775
		7,961,515
Florida - 4.5%
Citizens Property Insurance Corporation, Coastal Account Senior Secured Revenue	5.00	6/1/20	10,000,000		11,278,100
Florida Department of Transportation, State Infrastructure Bank Revenue	5.00	7/1/19	4,220,000		4,414,247
Florida Department of Transportation, State Infrastructure Bank Revenue	5.00	7/1/20	2,500,000		2,615,075
Florida State Board of Education, Public Education Capital Outlay Bonds	5.00	6/1/26	10,000,000		12,582,200
Jacksonville, Better Jacksonville Sales Tax Revenue	5.00	10/1/21	2,500,000		2,977,275
Jacksonville Electric Authority, Revenue (Saint Johns River Power Park System)	5.00	10/1/21	2,000,000		2,251,560
Jacksonville Electric Authority, Revenue (Saint Johns River Power Park System)	5.00	10/1/22	1,625,000		1,828,856
Jacksonville Electric Authority, Revenue (Saint Johns River Power Park System)	5.00	10/1/24	1,000,000		1,124,150
Lee County, Airport Revenue	5.50	10/1/23	3,565,000		4,214,650
Lee County, Airport Revenue	5.50	10/1/24	5,000,000		5,864,350
Miami-Dade County, Aviation Revenue (Miami International Airport)	5.50	10/1/25	4,175,000		4,899,195
Miami-Dade County, Subordinate Special Obligation Bonds (Insured; National Public Finance Guarantee Corp.) (Prerefunded)	5.00	10/1/17	2,000,000	[a]	2,096,220
Miami-Dade County School Board, COP (Master Lease Purchase Agreement with Miami-Dade County School Board Foundation, Inc.)	5.00	5/1/21	5,000,000		5,878,000
Orlando Utilities Commission, Utility System Revenue	2.06	10/1/16	13,400,000	[c]	13,400,000
Port Saint Lucie, Utility System Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	9/1/29	5,000,000		5,017,750
Sarasota County, Revenue (Environmentally Sensitive Lands and Parkland Program) (Prerefunded)	5.25	10/1/18	245,000	[a]	268,549
Sarasota County, Revenue (Environmentally Sensitive Lands and Parkland Program) (Prerefunded)	5.25	10/1/18	240,000	[a]	263,069
Sarasota County, Revenue (Environmentally Sensitive Lands and Parkland Program) (Prerefunded)	5.25	10/1/18	210,000	[a]	230,185
Sarasota County, Revenue (Environmentally Sensitive Lands and Parkland Program) (Prerefunded)	5.25	10/1/18	725,000	[a]	794,687
Sarasota County, Revenue (Environmentally Sensitive Lands and Parkland Program) (Prerefunded)	5.25	10/1/18	1,790,000	[a]	1,962,055

26

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal Investments - 100.1% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Florida - 4.5% (continued)
Sarasota County, Revenue (Environmentally Sensitive Lands and Parkland Program) (Prerefunded)	5.25	10/1/18	5,000,000	[a]	5,480,600
Sarasota County, Revenue (Environmentally Sensitive Lands and Parkland Program) (Prerefunded)	5.25	10/1/18	2,105,000	[a]	2,307,333
Sarasota County, Revenue (Environmentally Sensitive Lands and Parkland Program) (Prerefunded)	5.25	10/1/18	1,085,000	[a]	1,189,290
Tampa Bay Water A Regional Water Supply Authority, Utility System Revenue	5.00	10/1/20	5,000,000		5,823,300
Tampa Sports Authority, Local Option Sales Tax Revenue (Stadium Project)	5.00	1/1/24	90,000		112,861
Tampa Sports Authority, Local Option Sales Tax Revenue (Stadium Project)	5.00	1/1/25	2,865,000		3,647,689
		102,521,246
Georgia - 2.2%
Atlanta, Water and Wastewater Revenue	5.00	11/1/25	3,750,000		4,819,837
Burke County Development Authority, PCR (Georgia Power Company Plant Vogtle Project)	2.35	12/11/20	7,500,000		7,815,600
Burke County Development Authority, PCR (Oglethorpe Power Corporation Vogtle Project)	7.00	1/1/23	6,000,000		6,463,800
DeKalb County, Water and Sewerage Revenue	5.25	10/1/36	3,500,000		4,162,690
Georgia, GO	4.00	10/1/24	10,000,000		11,657,000
Main Street Natural Gas Inc., Gas Project Revenue	6.38	7/15/38	1,335,000	[d]	14,164
Municipal Electric Authority of Georgia, Project One Subordinated Bonds	5.75	1/1/20	1,405,000		1,533,881
Municipal Electric Authority of Georgia, Project One Subordinated Bonds (Prerefunded)	5.75	7/1/18	3,595,000	[a]	3,932,391
Private Colleges and Universities Authority, Revenue (Emory University)	5.00	9/1/18	1,310,000		1,314,939
Private Colleges and Universities Authority, Revenue (Emory University)	5.00	9/1/41	6,990,000		8,209,685
		49,923,987
Hawaii - 1.2%
Hawaii County, GO	5.00	9/1/24	1,000,000		1,274,730
Hawaii County, GO	5.00	9/1/24	4,025,000		5,130,788
Hawaii County, GO	5.00	9/1/25	1,000,000		1,294,280
Hawaii County, GO	5.00	9/1/25	2,370,000		3,067,444
Hawaii County, GO	5.00	9/1/26	1,000,000		1,297,180
Hawaii County, GO	5.00	9/1/26	3,260,000		4,228,807
University of Hawaii Board of Regents, University Revenue	5.00	10/1/31	8,750,000		11,099,550
		27,392,779
Idaho - .8%
Idaho Health Facilities Authority, Revenue (Trinity Health Credit Group)	5.00	12/1/33	5,000,000		5,881,600
University of Idaho Regents, General Revenue	5.25	4/1/21	9,685,000		11,337,067
		17,218,667
Illinois - 5.4%
Chicago, General Airport Senior Lien Revenue (Chicago O'Hare International Airport)	5.00	1/1/22	4,615,000		5,486,773
Chicago, General Airport Senior Lien Revenue (Chicago O'Hare International Airport)	5.00	1/1/23	2,000,000		2,432,160
Chicago, General Airport Senior Lien Revenue (Chicago O'Hare International Airport)	5.00	1/1/24	5,000,000		6,183,500

27

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal Investments - 100.1% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Illinois - 5.4% (continued)
Chicago, General Airport Senior Lien Revenue (Chicago O'Hare International Airport)	5.00	1/1/25	7,055,000		8,498,806
Chicago, General Airport Senior Lien Revenue (Chicago O'Hare International Airport)	5.00	1/1/25	4,450,000		5,582,480
Chicago, GO	5.00	1/1/24	4,500,000		4,881,510
Chicago, GO	5.00	1/1/26	3,000,000		3,243,810
Chicago, GO	5.50	1/1/35	3,750,000		3,959,925
Chicago, GO	5.50	1/1/37	3,500,000		3,683,575
Chicago, GO (Modern Schools Across Chicago Program) (Insured; AMBAC)	5.00	12/1/17	1,110,000		1,121,289
Chicago, GO (Neighborhoods Alive 21 Program)	5.25	1/1/22	1,000,000		1,085,430
Chicago, GO (Project and Refunding Series) (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/26	2,270,000		2,290,362
Chicago, Second Lien Wastewater Transmission Revenue	5.00	1/1/24	3,000,000		3,559,230
Chicago, Second Lien Wastewater Transmission Revenue	5.00	1/1/25	2,110,000		2,534,405
Chicago Board of Education, Unlimited Tax GO (Dedicated Revenues) (Insured; AMBAC)	5.50	12/1/18	1,605,000		1,666,375
Illinois, GO	5.00	8/1/18	19,900,000		21,136,785
Illinois, GO	5.00	8/1/19	10,000,000		10,813,100
Illinois, GO	5.00	9/1/19	7,500,000		7,532,550
Illinois, GO	5.00	8/1/23	5,000,000		5,725,000
Illinois, GO	5.25	2/1/28	6,000,000		6,361,260
Illinois, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/20	5,000,000		5,540,950
Railsplitter Tobacco Settlement Authority, Tobacco Settlement Revenue	6.25	6/1/24	10,000,000		10,046,400
		123,365,675
Kansas - 1.5%
Kansas Department of Transportation, Highway Revenue	5.00	9/1/27	10,000,000		12,727,100
Kansas Department of Transportation, Highway Revenue	5.00	9/1/28	6,000,000		7,593,000
Kansas Department of Transportation, Highway Revenue	5.00	9/1/29	1,300,000		1,636,960
Kansas Development Finance Authority, Revenue (University of Kansas Projects)	4.00	5/1/21	3,370,000		3,724,962
Wichita, Water and Sewer Utility Revenue	5.00	10/1/21	7,990,000		9,541,578
		35,223,600
Kentucky - .4%
Kentucky State Property and Buildings Commission, Revenue (Project Number 100)	5.00	8/1/21	1,785,000		2,103,819
Kentucky State Property and Buildings Commission, Revenue (Project Number 112) (Insured; Assured Guaranty Municipal Corp.)	5.00	2/1/28	5,150,000		6,422,822
		8,526,641
Louisiana - 2.1%
Jefferson Sales Tax District, Special Sales Tax Revenue (Insured; AMBAC) (Prerefunded)	5.25	12/1/17	4,000,000	[a]	4,224,680
Louisiana, GO	5.00	8/1/26	5,000,000		6,214,500
Louisiana Citizens Property Insurance Corporation, Assessment Revenue (Insured; Assured Guaranty Corp.) (Prerefunded)	6.13	6/1/18	14,500,000	[a]	15,887,505

28

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal Investments - 100.1% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Louisiana - 2.1% (continued)
Louisiana Citizens Property Insurance Corporation, Assessment Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	6/1/21	5,000,000		5,891,500
Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue (Louisiana Community and Technical College System Facilities Corporation Project)	5.00	10/1/22	5,000,000		5,741,950
Louisiana Public Facilities Authority, Revenue (CHRISTUS Health Obligated Group)	6.00	7/1/29	2,000,000		2,271,120
Louisiana Public Facilities Authority, Revenue (Loyola University Project)	5.00	10/1/41	6,000,000		6,717,840
		46,949,095
Maryland - 3.1%
Anne Arundel County, Consolidated General Improvements GO	5.00	4/1/28	2,480,000		3,068,603
Anne Arundel County, Consolidated General Improvements GO	5.00	4/1/29	4,640,000		5,723,115
Anne Arundel County, Consolidated General Improvements GO	5.00	4/1/30	4,640,000		5,703,349
Maryland, GO (State and Local Facilities Loan)	5.00	3/1/26	2,000,000		2,479,500
Maryland, GO (State and Local Facilities Loan)	4.00	6/1/28	10,000,000		11,770,500
Maryland Department of Transportation, Consolidated Transportation Revenue	5.00	12/1/21	6,300,000		7,614,873
Maryland Economic Development Corporation, Private Activity Revenue (Purple Line Light Rail Project) (Green Bonds)	5.00	3/31/24	6,000,000		7,028,220
Montgomery County, Consolidated Public Improvement GO	5.00	11/1/26	10,000,000		12,869,600
Montgomery County, Consolidated Public Improvement GO	4.00	12/1/30	12,000,000		13,866,000
		70,123,760
Massachusetts - 1.9%
Massachusetts, GO	0.97	11/1/18	2,000,000	[c]	1,998,520
Massachusetts, GO (Consolidated Loan) (Green Bonds)	5.00	9/1/28	5,000,000		6,088,100
Massachusetts, GO (Consolidated Loan) (Green Bonds)	5.00	9/1/31	5,000,000		6,059,100
Massachusetts, GO (Insured; National Public Finance Guarantee Corp.)	5.50	10/1/20	3,285,000		3,906,193
Massachusetts Development Finance Agency, Revenue (Dana-Farber Cancer Institute Issue)	5.00	12/1/35	3,750,000		4,625,400
Massachusetts Development Finance Agency, Revenue (Emmanuel College Issue)	5.00	10/1/33	5,000,000		5,965,250
Massachusetts Development Finance Agency, Revenue (Partners HealthCare System Issue)	4.00	7/1/32	7,970,000		9,133,461
Massachusetts Development Finance Agency, Special Obligation Revenue (Commonwealth Contract Assistance)	5.00	5/1/44	2,505,000		2,995,629
Massachusetts Health and Educational Facilities Authority, Revenue (Simmons College Issue) (Prerefunded)	7.50	10/1/18	820,000	[a]	935,669
Massachusetts Health and Educational Facilities Authority, Revenue (Simmons College Issue) (Prerefunded)	7.50	10/1/18	1,180,000	[a]	1,346,451
Massachusetts Water Pollution Abatement Trust, Water Pollution Abatement Revenue (MWRA Program)	5.75	8/1/29	380,000		381,615
		43,435,388
Michigan - 2.9%
Detroit, Water Supply System Second Lien Revenue (Insured; FGIC)	5.75	7/1/22	7,000,000		7,605,080
Michigan Building Authority, Revenue (Facilities Program)	5.00	10/15/22	2,400,000		2,917,368
Michigan Building Authority, Revenue (Facilities Program)	5.00	10/15/29	10,000,000		12,160,100
Michigan Building Authority, Revenue (Facilities Program)	5.00	10/15/33	5,000,000		6,009,400
Michigan Finance Authority, HR (Trinity Health Credit Group)	5.00	12/1/31	10,000,000		11,854,400

29

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal Investments - 100.1% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Michigan - 2.9% (continued)
Michigan Finance Authority, HR (Trinity Health Credit Group)	5.00	12/1/35	5,000,000		5,879,100
Michigan Finance Authority, HR (Trinity Health Credit Group)	5.00	12/1/39	6,905,000		8,193,473
Michigan Finance Authority, Local Government Loan Program Revenue (Detroit Water and Sewerage Department, Sewage Disposal System Revenue Senior Lien Local Project Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/26	1,875,000		2,290,069
Michigan Finance Authority, Local Government Loan Program Revenue (Detroit Water and Sewerage Department, Sewage Disposal System Revenue Senior Lien Local Project Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/27	3,000,000		3,647,100
Michigan Finance Authority, Local Government Loan Program Revenue (Detroit Water and Sewerage Department, Sewage Disposal System Revenue Senior Lien Local Project Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/28	2,500,000		3,020,100
Michigan Finance Authority, Local Government Loan Program Revenue (Detroit Water and Sewerage Department, Water Supply System Revenue Senior Lien Local Project Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/26	2,500,000		3,053,425
		66,629,615
Minnesota - .7%
Minneapolis, Health Care System Revenue (Fairview Health Services) (Prerefunded)	6.63	11/15/18	12,000,000	[a]	13,572,360
Western Minnesota Municipal Power Agency, Power Supply Revenue	5.00	1/1/22	1,500,000		1,800,465
		15,372,825
Mississippi - .1%
Mississippi Home Corporation, SFMR (Collateralized: FHLMC, FNMA and GNMA)	4.38	12/1/18	365,000		378,169
Southern Mississippi Educational Building Corporation, Revenue (Facilities Refinancing Project)	5.00	9/1/24	450,000		568,958
Southern Mississippi Educational Building Corporation, Revenue (Facilities Refinancing Project)	5.00	9/1/25	250,000		321,223
Southern Mississippi Educational Building Corporation, Revenue (Facilities Refinancing Project)	5.00	9/1/26	550,000		715,671
		1,984,021
Missouri - 1.8%
Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue (State Revolving Funds Programs)	5.00	7/1/21	1,505,000		1,799,333
Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue (State Revolving Funds Programs)	5.00	7/1/22	1,685,000		2,063,333
Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue (State Revolving Funds Programs)	5.00	7/1/23	2,125,000		2,654,040
Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue (State Revolving Funds Programs)	5.00	1/1/26	750,000		937,545
Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue (State Revolving Funds Programs) (Escrowed to Maturity)	5.00	7/1/21	45,000		53,789
Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue (State Revolving Funds Programs) (Escrowed to Maturity)	5.00	7/1/22	65,000		79,635

30

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal Investments - 100.1% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Missouri - 1.8% (continued)
Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue (State Revolving Funds Programs) (Escrowed to Maturity)	5.00	7/1/23	75,000		94,064
Missouri Health and Educational Facilities Authority, Educational Facilities Revenue (Saint Louis University)	5.00	10/1/38	2,000,000		2,434,840
Missouri Highways and Transportation Commission, First Lien State Road Revenue	5.00	5/1/23	25,625,000		32,013,569
		42,130,148
Montana - .2%
Montana Board of Housing, SFMR	3.50	6/1/44	5,000,000		5,421,150
Nebraska - .5%
Central Plains Energy Project, Gas Supply Revenue (Liquidity Facility; Royal Bank of Canada)	5.00	12/1/19	10,000,000		11,269,000
Nevada - 1.1%
Clark County, Highway Revenue (Motor Vehicle Fuel Tax)	5.00	7/1/28	10,000,000		11,150,300
Clark County School District, GO (Insured; National Public Finance Guarantee Corp.)	5.00	6/15/20	12,930,000		13,753,512
		24,903,812
New Jersey - 4.3%
New Jersey Economic Development Authority, Cigarette Tax Revenue	5.00	6/15/21	10,000,000		11,277,600
New Jersey Economic Development Authority, Cigarette Tax Revenue	5.00	6/15/24	5,000,000		5,650,500
New Jersey Economic Development Authority, School Facilities Construction Revenue	5.00	6/15/20	5,000,000		5,569,850
New Jersey Economic Development Authority, School Facilities Construction Revenue (Insured; AMBAC)	5.25	12/15/20	5,000,000		5,686,900
New Jersey Economic Development Authority, School Facilities Construction Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	3/1/25	13,000,000		15,099,630
New Jersey Economic Development Authority, School Facilities Construction Revenue (Insured; National Public Finance Guarantee Corp.)	5.50	9/1/23	10,000,000		12,125,200
New Jersey Educational Facilities Authority, Revenue (University of Medicine and Dentistry of New Jersey Issue) (Prerefunded)	7.50	6/1/19	3,750,000	[a]	4,433,100
New Jersey Health Care Facilities Financing Authority, Revenue (Barnabas Health Issue)	5.00	7/1/22	1,830,000		2,204,052
New Jersey Health Care Facilities Financing Authority, Revenue (Barnabas Health Issue)	5.00	7/1/24	3,005,000		3,572,735
New Jersey Health Care Facilities Financing Authority, Revenue (Meridian Health System Obligated Group Issue)	5.00	7/1/19	2,000,000		2,223,800
New Jersey Transportation Trust Fund Authority, (Transportation System)	5.50	6/15/31	5,000,000		5,687,350
New Jersey Transportation Trust Fund Authority, (Transportation System) (Insured; National Public Finance Guarantee Corp.)	5.50	12/15/21	10,000,000		11,756,300
New Jersey Transportation Trust Fund Authority, Transportation Program Bonds	5.00	6/15/19	10,000,000		10,962,600
Rutgers The State University, GO	5.00	5/1/21	2,000,000		2,360,520
		98,610,137
New Mexico - .5%
New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue	5.00	8/1/19	10,000,000		11,107,600
New York - 12.7%
Brooklyn Arena Local Development Corporation, PILOT Revenue (Barclays Center) (Insured; Assured Guaranty Municipal Corp.)	4.00	7/15/29	2,610,000		3,019,379
Brooklyn Arena Local Development Corporation, PILOT Revenue (Barclays Center) (Insured; Assured Guaranty Municipal Corp.)	4.00	7/15/31	1,685,000		1,925,416
Brooklyn Arena Local Development Corporation, PILOT Revenue (Barclays Center) (Insured; Assured Guaranty Municipal Corp.)	4.00	7/15/32	750,000		853,335

31

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal Investments - 100.1% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
New York - 12.7% (continued)
Brooklyn Arena Local Development Corporation, PILOT Revenue (Barclays Center) (Insured; Assured Guaranty Municipal Corp.)	4.00	7/15/33	900,000		1,021,365
Brooklyn Arena Local Development Corporation, PILOT Revenue (Barclays Center) (Insured; Assured Guaranty Municipal Corp.)	4.00	7/15/34	1,000,000		1,131,930
Metropolitan Transportation Authority, State Service Contract Revenue	5.75	1/1/18	1,500,000		1,603,050
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/24	5,000,000		5,261,650
Metropolitan Transportation Authority, Transportation Revenue	6.50	11/15/28	2,970,000		3,345,883
Metropolitan Transportation Authority, Transportation Revenue (Insured; Assured Guaranty Municipal Corp.)	0.99	11/1/22	8,625,000	[c]	8,366,250
Metropolitan Transportation Authority, Transportation Revenue (Prerefunded)	6.50	11/15/18	9,030,000	[a]	10,183,763
New York City, GO	5.00	8/1/22	11,900,000		14,505,624
New York City, GO	5.00	8/1/23	5,000,000		6,228,050
New York City, GO	5.00	8/1/24	5,000,000		6,354,350
New York City, GO	5.13	12/1/24	1,915,000		2,022,815
New York City, GO	5.00	10/1/25	2,500,000		2,986,175
New York City, GO	5.00	8/1/26	5,660,000		6,829,130
New York City, GO	5.00	8/1/28	16,000,000		18,986,880
New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue	5.00	2/1/23	13,000,000		15,259,400
New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue	5.00	11/1/25	20,000,000		24,844,400
New York Liberty Development Corporation, Revenue (3 World Trade Center Project)	5.00	11/15/44	10,000,000	[e]	11,634,300
New York State Dormitory Authority, Revenue (Columbia University)	5.00	10/1/41	7,500,000		8,817,750
New York State Dormitory Authority, Revenue (Consolidated City University System) (Insured; Assured Guaranty Municipal Corp.)	5.75	7/1/18	85,000		89,852
New York State Dormitory Authority, Revenue (The Rockefeller University)	5.00	7/1/40	10,000,000		11,178,700
New York State Dormitory Authority, State Personal Income Tax Revenue (General Purpose)	5.00	3/15/23	11,000,000		13,652,430
New York State Dormitory Authority, State Personal Income Tax Revenue (General Purpose)	5.00	3/15/31	5,165,000		6,407,492
New York State Dormitory Authority, State Personal Income Tax Revenue (General Purpose)	5.00	2/15/33	25,000,000		30,807,500
New York State Dormitory Authority, State Sales Tax Revenue	5.00	3/15/34	5,000,000		6,127,150
New York State Thruway Authority, General Revenue	5.00	1/1/32	3,000,000		3,656,730
New York State Thruway Authority, Second General Highway and Bridge Trust Fund Bonds (Insured; Assured Guaranty Municipal Corp.) (Prerefunded)	5.00	4/1/17	4,500,000	[a]	4,617,135
New York State Urban Development Corporation, State Personal Income Tax Revenue (General Purpose)	5.00	3/15/25	5,000,000		6,450,400
New York State Urban Development Corporation, State Personal Income Tax Revenue (General Purpose)	5.00	3/15/29	10,000,000		12,227,900
New York Transportation Development Corporation, Special Facility Revenue (LaGuardia Airport Terminal B Redevelopment Project)	5.00	7/1/41	2,000,000		2,313,580
New York Transportation Development Corporation, Special Facility Revenue (LaGuardia Airport Terminal B Redevelopment Project)	5.00	7/1/46	2,500,000		2,882,450
Port Authority of New York and New Jersey, (Consolidated Bonds, 184th Series)	5.00	9/1/32	2,500,000		3,104,100
Port Authority of New York and New Jersey, (Consolidated Bonds, 190th Series)	5.00	5/1/36	3,000,000		3,416,220

32

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal Investments - 100.1% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
New York - 12.7% (continued)
Port Authority of New York and New Jersey, (Consolidated Bonds, 190th Series)	5.00	5/1/37	3,400,000		3,865,154
Port Authority of New York and New Jersey, (Consolidated Bonds, 190th Series)	5.00	5/1/38	1,375,000		1,560,460
Sales Tax Asset Receivable Corporation, Sales Tax Asset Revenue	5.00	10/15/29	6,370,000		8,069,134
Triborough Bridge and Tunnel Authority, General Revenue (MTA Bridges and Tunnels)	5.00	11/15/37	2,425,000		2,598,315
Triborough Bridge and Tunnel Authority, Subordinate Revenue (MTA Bridges and Tunnels)	0.00	11/15/29	10,000,000	[b]	7,129,400
Utility Debt Securitization Authority of New York, Restructuring Bonds	5.00	12/15/26	2,500,000		3,151,825
		288,486,822
North Carolina - 1.7%
North Carolina Eastern Municipal Power Agency, Power System Revenue (Prerefunded)	5.00	1/1/19	18,000,000	[a]	19,803,420
North Carolina Medical Care Commission, Health System Revenue (Mission Health Combined Group)	5.00	10/1/26	1,000,000		1,223,240
North Carolina Medical Care Commission, Health System Revenue (Mission Health Combined Group)	5.00	10/1/28	1,030,000		1,265,221
North Carolina Medical Care Commission, Health System Revenue (Mission Health Combined Group)	5.00	10/1/29	1,725,000		2,106,708
North Carolina Medical Care Commission, Health System Revenue (Mission Health Combined Group)	5.00	10/1/30	780,000		950,305
North Carolina Municipal Power Agency Number 1, Catawba Electric Revenue	5.00	1/1/24	1,585,000		1,734,307
North Carolina Municipal Power Agency Number 1, Catawba Electric Revenue (Prerefunded)	5.00	1/1/19	3,915,000	[a]	4,302,468
Wake County, LOR (Prerefunded)	5.00	1/1/20	5,955,000	[a]	6,802,456
		38,188,125
North Dakota - .1%
North Dakota Public Finance Authority, State Revolving Fund Program Revenue	5.00	10/1/25	1,735,000		2,261,260
Ohio - 1.7%
Columbus, GO (Various Purpose Limited Tax)	5.00	7/1/21	3,005,000		3,584,845
Hamilton County, Sewer System Improvement Revenue (The Metropolitan Sewer District of Greater Cincinnati)	5.00	12/1/26	3,500,000		4,347,770
Kettering City School District, School Improvement Bonds (GO - Unlimited Taxes)	5.00	12/1/19	1,450,000		1,597,900
Kettering City School District, School Improvement Bonds (GO - Unlimited Taxes)	5.00	12/1/21	1,780,000		2,068,146
Kettering City School District, School Improvement Bonds (GO - Unlimited Taxes)	5.00	12/1/24	1,480,000		1,813,932
Kettering City School District, School Improvement Bonds (GO - Unlimited Taxes)	5.00	12/1/25	1,080,000		1,342,894
Montgomery County, Revenue (Catholic Health Initiatives)	6.00	10/1/23	3,055,000		3,363,616
Ohio, Common Schools GO	5.00	6/15/26	4,630,000		5,597,670
Ohio, Common Schools GO	5.00	6/15/27	5,070,000		6,119,896
Ohio Housing Finance Agency, Residential Mortgage Revenue (Mortgage-Backed Securities Program)	4.00	3/1/47	8,000,000		8,787,520
		38,624,189
Oregon - .4%
Oregon, GO	5.00	11/1/20	3,100,000		3,632,921
Oregon Housing and Community Services Department, Mortgage Revenue (Single-Family Mortgage Program)	4.00	1/1/47	5,000,000		5,511,150
		9,144,071
Pennsylvania - 4.0%
Montgomery County Industrial Development Authority, Retirement Community Revenue (ACTS Retirement - Life Communities, Inc. Obligated Group)	5.00	11/15/36	7,500,000		9,010,950

33

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal Investments - 100.1% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Pennsylvania - 4.0% (continued)
Pennsylvania, GO	5.00	8/15/21	7,210,000		8,475,860
Pennsylvania, GO	5.00	6/15/22	5,220,000		6,234,246
Pennsylvania, GO	5.00	11/15/22	5,000,000		5,933,050
Pennsylvania, GO	5.00	3/15/31	5,000,000		6,097,450
Pennsylvania, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/26	11,520,000		13,934,131
Pennsylvania, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	6/1/28	7,540,000		8,880,009
Pennsylvania Higher Educational Facilities Authority, Revenue (State System of Higher Education)	5.00	6/15/28	5,000,000		6,258,450
Pennsylvania Turnpike Commission, Turnpike Revenue	5.00	12/1/31	5,110,000		6,104,304
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue	5.00	6/1/18	2,300,000		2,466,612
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue	5.00	12/1/20	3,675,000		4,263,184
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue	5.00	12/1/21	3,740,000		4,423,597
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue	5.00	6/1/24	5,000,000		6,134,200
State Public School Building Authority, School Lease Revenue (The School District of Philadelphia Project)	5.00	4/1/22	1,000,000		1,128,260
State Public School Building Authority, School Lease Revenue (The School District of Philadelphia Project)	5.00	4/1/25	2,750,000		3,043,783
		92,388,086
South Carolina - 1.0%
Greenville County School District, Installment Purchase Revenue (Building Equity Sooner for Tomorrow)	5.50	12/1/18	3,000,000		3,315,510
Growth Remedy Opportunity Without Tax Hike, Installment Purchase Revenue (School District Number 2 of Dorchester County, School Carolina Project)	5.00	12/1/28	1,750,000		2,153,690
Growth Remedy Opportunity Without Tax Hike, Installment Purchase Revenue (School District Number 2 of Dorchester County, School Carolina Project)	5.00	12/1/29	2,000,000		2,450,500
South Carolina Public Service Authority, Revenue Obligations (Santee Cooper)	5.00	12/1/22	7,500,000		9,145,275
South Carolina Public Service Authority, Revenue Obligations (Santee Cooper)	5.00	12/1/29	2,865,000		3,605,975
South Carolina Public Service Authority, Revenue Obligations (Santee Cooper)	5.00	12/1/31	1,560,000		1,952,184
		22,623,134
South Dakota - .1%
South Dakota Educational Enhancement Funding Corporation, Tobacco Settlement Revenue	5.00	6/1/25	1,800,000		2,114,604
South Dakota Educational Enhancement Funding Corporation, Tobacco Settlement Revenue	5.00	6/1/27	500,000		582,615
		2,697,219
Tennessee - .7%
Clarksville Natural Gas Acquisition Corporation, Gas Revenue	5.00	12/15/20	1,690,000		1,922,696
Metropolitan Government of Nashville and Davidson County, GO Improvement Bonds	5.00	7/1/25	4,475,000		5,148,308
Metropolitan Government of Nashville and Davidson County, GO Improvement Bonds (Prerefunded)	5.00	7/1/20	5,525,000	[a]	6,404,911
Tennessee Housing Development Agency, Residential Finance Program Revenue	3.50	1/1/47	3,000,000		3,244,590
		16,720,505
Texas - 10.4%
Austin Independent School District, GO (Permanent School Fund Guarantee Program)	4.00	8/1/32	2,500,000		2,886,875
Clifton Higher Education Finance Corporation, Education Revenue (IDEA Public Schools)	5.00	8/15/23	1,100,000		1,285,966

34

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal Investments - 100.1% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Texas - 10.4% (continued)
Culberson County-Allamoore Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	4.00	2/15/41	1,300,000		1,358,643
Dallas and Fort Worth, Joint Improvement Revenue (Dallas/Fort Worth International Airport)	5.00	11/1/31	5,000,000		5,841,450
Dallas and Fort Worth, Joint Revenue (Dallas/Fort Worth International Airport)	5.00	11/1/26	3,000,000		3,474,270
Dallas and Fort Worth, Joint Revenue (Dallas/Fort Worth International Airport)	5.00	11/1/27	3,400,000		3,931,488
Dallas Area Rapid Transit, Senior Lien Sales Tax Revenue	5.00	12/1/22	5,700,000		7,004,160
Dallas Independent School District, Unlimited Tax Bonds (Permanent School Fund Guarantee Program)	4.00	2/15/32	3,000,000		3,407,100
Denton Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	2.00	8/1/20	5,000,000		5,168,450
El Paso, Water and Sewer Revenue	5.00	3/1/22	1,000,000		1,202,880
Forney Independent School District, Unlimited Tax Bonds (Permanent School Fund Guarantee Program)	5.00	8/15/27	2,200,000		2,788,764
Forney Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program) (Prerefunded)	5.75	8/15/18	1,000,000	[a]	1,100,020
Harris County, Toll Road Senior Lien Revenue	5.00	8/15/25	2,000,000		2,572,740
Harris County, Toll Road Senior Lien Revenue	5.00	8/15/26	1,500,000		1,958,040
Harris County, Toll Road Senior Lien Revenue (Prerefunded)	5.00	8/15/19	12,500,000	[a]	14,058,875
Harris County, Unlimited Tax Road Bonds	5.00	10/1/21	13,705,000		15,451,154
Harris County Flood Control District, GO	5.00	10/1/26	10,000,000		12,628,800
Harris County Health Facilities Development Corporation, HR (Memorial Hermann Healthcare System) (Prerefunded)	7.00	12/1/18	5,000,000	[a]	5,705,150
Harris County-Houston Sports Authority, Senior Lien Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	11/15/22	6,500,000		7,875,335
Houston, Combined Utility System First Lien Revenue	5.00	5/15/21	5,000,000		5,919,700
Houston Community College System, Limited Tax GO Bonds	5.00	2/15/21	2,250,000		2,644,470
Houston Community College System, Limited Tax GO Bonds	5.00	2/15/33	8,000,000		9,640,160
North Harris County Regional Water Authority, Senior Lien Revenue	5.00	12/15/29	3,500,000		4,420,710
North Harris County Regional Water Authority, Senior Lien Revenue	5.00	12/15/30	5,325,000		6,702,151
North Harris County Regional Water Authority, Senior Lien Revenue	5.00	12/15/31	2,600,000		3,258,788
North Texas Tollway Authority, First Tier System Revenue	5.00	1/1/27	5,000,000		6,117,550
North Texas Tollway Authority, First Tier System Revenue	5.00	1/1/29	2,885,000		3,624,050
North Texas Tollway Authority, First Tier System Revenue	5.00	1/1/40	5,000,000		5,862,000
North Texas Tollway Authority, Second Tier System Revenue	5.00	1/1/30	3,000,000		3,697,950
North Texas Tollway Authority, Second Tier System Revenue	5.00	1/1/31	11,415,000		13,845,824
San Antonio, Electric and Gas Systems Junior Lien Revenue	3.00	12/1/19	5,800,000		6,171,838
San Antonio Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	5.00	2/15/23	9,535,000		11,820,253
Texas Public Finance Authority, GO	5.00	10/1/23	4,220,000		5,036,064
Texas Public Finance Authority, GO	5.00	10/1/24	5,000,000		6,391,950

35

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal Investments - 100.1% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Texas - 10.4% (continued)
Texas Public Finance Authority, GO (Prerefunded)	5.00	10/1/21	5,165,000	[a]	6,213,392
Texas Transportation Commission, GO (Mobility Fund Bonds)	5.00	10/1/24	5,900,000		7,542,501
Texas Transportation Commission, GO (Mobility Fund Bonds)	5.00	10/1/24	4,000,000		5,048,120
Texas Transportation Commission, Highway Improvement GO	5.00	4/1/24	10,000,000		12,665,700
Texas Transportation Commission, Highway Improvement GO	5.00	4/1/27	5,000,000		5,976,850
Texas Water Development Board, State Revolving Fund Subordinate Lien Revenue	5.00	7/15/24	3,650,000		3,789,248
		236,089,429
Utah - 1.4%
Saint George, Electric Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	6/1/33	1,000,000		1,233,600
Saint George, Electric Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	6/1/35	1,200,000		1,474,440
Utah, GO	5.00	7/1/20	20,000,000		23,222,200
Utah Associated Municipal Power Systems, Revenue (Payson Power Project)	5.00	4/1/22	5,675,000		6,728,507
		32,658,747
Virginia - 1.1%
Fairfax County Industrial Development Authority, Health Care Revenue (Inova Health System Project)	4.00	5/15/29	5,000,000		5,545,550
Virginia College Building Authority, Educational Facilities Revenue (21st Century College and Equipment Programs)	5.00	2/1/21	2,235,000		2,633,679
Virginia College Building Authority, Educational Facilities Revenue (21st Century College and Equipment Programs)	5.00	2/1/23	11,285,000		13,257,054
Virginia Transportation Board, Transportation Capital Projects Revenue	5.00	5/15/22	2,795,000		3,405,819
		24,842,102
Washington - 3.0%
Energy Northwest, Electric Revenue (Columbia Generating Station)	5.00	7/1/20	10,955,000		12,665,952
Energy Northwest, Electric Revenue (Columbia Generating Station)	5.00	7/1/31	7,500,000		8,566,050
FYI Properties, LR (State of Washington Department of Information Services Project)	5.25	6/1/29	5,625,000		6,263,550
Port of Seattle, Intermediate Lien Revenue	5.00	3/1/28	1,750,000		2,168,460
Port of Seattle, Intermediate Lien Revenue	5.00	4/1/29	1,000,000		1,234,430
Port of Seattle, Intermediate Lien Revenue	5.00	4/1/30	2,840,000		3,480,079
Washington, COP (State and Local Agency Real and Personal Property)	5.00	7/1/26	3,700,000		4,774,258
Washington, Federal Highway Grant Anticipation Revenue (State Road 520 Corridor Program)	5.00	9/1/22	5,000,000		6,050,550
Washington, Federal Highway Grant Anticipation Revenue (State Road 520 Corridor Program)	5.00	9/1/23	5,000,000		6,171,200
Washington, GO (Motor Vehicle Fuel Tax)	5.00	2/1/23	5,315,000		6,555,255
Washington, GO (Motor Vehicle Fuel Tax)	5.00	8/1/23	3,570,000		4,259,117
Washington Health Care Facilities Authority, Revenue (Providence Health and Services)	5.00	10/1/21	5,550,000		6,570,367
		68,759,268
West Virginia - .5%
West Virginia Economic Development Authority, LR (Correctional, Juvenile and Public Safety Facilities)	5.00	6/1/29	10,000,000		11,743,300

36

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal Investments - 100.1% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Wisconsin - 1.5%
Wisconsin, GO (Prerefunded)	5.00	5/1/20	5,000,000	[a]	5,757,600
Wisconsin Health and Educational Facilities Authority, Revenue (Ascension Senior Credit Group)	4.00	11/15/34	20,000,000		22,625,800
WPPI Energy, Power Supply System Revenue	5.00	7/1/29	1,000,000		1,225,850
WPPI Energy, Power Supply System Revenue	5.00	7/1/30	1,000,000		1,220,540
WPPI Energy, Power Supply System Revenue	5.00	7/1/31	1,000,000		1,216,490
WPPI Energy, Power Supply System Revenue	5.00	7/1/32	500,000		606,630
WPPI Energy, Power Supply System Revenue	5.00	7/1/33	2,000,000		2,418,460
		35,071,370
U.S. Related - .9%
A.B. Won International Airport Authority of Guam, General Revenue (Insured; Assured Guaranty Municipal Corp.)	5.50	10/1/33	1,000,000		1,231,550
Guam, LOR (Section 30)	5.00	12/1/28	2,000,000		2,468,740
Guam, LOR (Section 30)	5.00	12/1/29	2,000,000		2,454,460
Puerto Rico Electric Power Authority, Power Revenue	5.25	7/1/18	5,000,000		3,273,950
Puerto Rico Electric Power Authority, Power Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	7/1/17	3,940,000		3,992,087
Puerto Rico Public Buildings Authority, Government Facilities Revenue (Escrowed to Maturity)	5.75	7/1/17	5,000		5,206
Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue (First Subordinate Series)	6.75	8/1/32	11,000,000		5,909,530
Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	2,500,000	[f]	776,075
		20,111,598
Total Long-Term Municipal Investments (cost $2,143,357,139)					2,280,608,800
Short-Term Municipal Investments - .7%
Alaska - .0%
Valdez, Marine Terminal Revenue (Exxon Pipeline Company Project)	0.57	9/1/16	1,000,000	[g]	1,000,000
Iowa - .2%
Iowa Finance Authority, Health Facilities Revenue (Great River Medical Center Project) (LOC; JPMorgan Chase Bank)	0.58	9/1/16	4,455,000	[g]	4,455,000
Iowa Higher Education Loan Authority, Private College Faciliity Revenue, Refunding (Des Moines University Project) (LOC; BMO Harris Bank NA)	0.58	9/1/16	260,000	[g]	260,000
		4,715,000
Louisiana - .1%
East Baton Rouge Parish Industrial Development Board, Gulf Opportunity Zone Revenue (ExxonMobil Project)	0.57	9/1/16	1,400,000	[g]	1,400,000
Mississippi - .1%
Mississippi Business Finance Corporation, Gulf Opportunity Zone IDR (Chevron U.S.A. Inc. Project)	0.62	9/1/16	1,400,000	[g]	1,400,000
Missouri - .2%
Missouri Development Finance Board, Infrastructure Facilities Revenue (Saint Louis Convention Center Hotel Garage Project) (LOC; U.S. Bank NA)	0.58	9/1/16	2,000,000	[g]	2,000,000
Missouri Health and Educational Facilities Authority, Educational Facilities Revenue (Drury College) (LOC; PNC Bank NA)	0.58	9/1/16	700,000	[g]	700,000
Missouri Health and Educational Facilities Authority, Educational Facilities Revenue (Ranken Technology College) (LOC; Northern Trust Company)	0.58	9/1/16	2,425,000	[g]	2,425,000
		5,125,000

37

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Short-Term Municipal Investments - .7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
New York - .1%
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue (Liquidity Facility; Mizuho Bank, Ltd.)	0.60	9/1/16	2,400,000	[g]	2,400,000
New York State Dormitory Authority, Revenue (University of Rochester) (LOC; HSBC Bank USA)	0.59	9/1/16	500,000	[g]	500,000
		2,900,000
Total Short-Term Municipal Investments (cost $16,540,000)					16,540,000
Total Investments (cost $2,159,897,139)			100.8%		2,297,148,800
Liabilities, Less Cash and Receivables			(0.8%)		(18,217,372)
Net Assets			100.0%		2,278,931,428

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

b Security issued with a zero coupon. Income is recognized through the accretion of discount.

c Variable rate security—rate shown is the interest rate in effect at period end.

d Non-income producing—security in default.

e Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2016, this security was valued at $11,634,300 or .51% of net assets.

f Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

g Variable rate demand note—rate shown is the interest rate in effect at August 31, 2016. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

Portfolio Summary (Unaudited) †	Value (%)
State/Territory	17.6
Transportation Services	15.2
Special Tax	11.3
Education	10.3
Health Care	6.8
Prerefunded	6.6
Utility-Water and Sewer	6.6
Utility-Electric	5.0
County	4.9
City	3.9
Lease	2.4
Housing	1.3
Industrial	1.0
Pollution Control	.0
Other	7.9
100.8

† Based on net assets.

See notes to financial statements.

38

BNY Mellon National Short-Term Municipal Bond Fund
Long-Term Municipal Investments - 98.7%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Alabama - .4%
Black Belt Energy Gas District, Gas Supply Revenue	4.00	6/1/21	3,500,000		3,922,345
Alaska - 1.2%
Alaska Energy Authority, Power Revenue (Bradley Lake Hydroelectric Project) (Insured; Assured Guaranty Municipal Corp.)	6.00	7/1/17	5,730,000		5,981,833
Anchorage, GO (Schools)	5.00	9/1/17	4,000,000		4,175,360
Valdez, Marine Terminal Revenue (BP Pipelines (Alaska) Inc. Project))	5.00	1/1/18	3,000,000		3,151,920
		13,309,113
Arizona - .9%
Maricopa County, COP	5.00	7/1/18	5,000,000		5,386,150
Maricopa County Pollution Control Corporation, PCR (Arizona Public Service Company Palo Verde Project)	1.75	5/30/18	5,000,000		5,068,400
		10,454,550
California - 10.4%
Bay Area Toll Authority, San Francisco Bay Area Toll Bridge Revenue	1.50	4/2/18	8,160,000		8,217,936
California, GO (Various Purpose)	5.00	9/1/21	5,000,000		5,989,850
California, GO (Various Purpose)	5.00	9/1/22	10,000,000		12,228,900
California Health Facilities Financing Authority, Revenue (Lucile Salter Packard Children's Hospital at Stanford) (Prerefunded)	1.45	3/15/17	2,400,000	[a]	2,411,904
California Health Facilities Financing Authority, Revenue (Saint Joseph Health System)	5.00	10/17/17	1,390,000		1,455,413
California Health Facilities Financing Authority, Revenue (Sutter Health)	1.00	8/15/19	10,000,000		10,029,900
California Municipal Finance Authority, SWDR (Waste Management, Inc. Project)	1.13	2/1/17	5,350,000		5,359,790
California Pollution Control Finance Authority, SWDR (USA Waste Services, Inc. Project)	1.50	6/1/18	1,500,000		1,511,400
California State University Trustees, Systemwide Revenue	3.00	11/1/19	1,690,000		1,786,262
California Statewide Communities Development Authority, Revenue (Kaiser Permanente)	5.00	5/1/17	3,500,000		3,598,770
Chula Vista, IDR (San Diego Gas and Electric Company)	1.65	7/1/18	20,130,000		20,149,325
Hayward Unified School District, GO (Insured; Assured Guaranty Municipal Corp.) (Prerefunded)	0.00	8/1/20	12,500,000	[a,b]	3,873,750
Hayward Unified School District, GO (Insured; Assured Guaranty Municipal Corp.) (Prerefunded)	0.00	8/1/20	7,000,000	[a,b]	2,017,050
Irvine Reassessment District Number 12-1, Limited Obligation Improvement Bonds	3.00	9/2/16	1,995,000		1,995,140
Los Angeles County Metropolitan Transportation Authority, Proposition A First Tier Senior Sales Tax Revenue	5.00	7/1/19	9,565,000		10,742,643
Orange County Sanitation District, Wastewater Revenue Obligations	5.00	2/1/20	3,295,000		3,778,904
Simi Valley Unified School District, GO	5.00	8/1/19	1,000,000		1,085,310
Simi Valley Unified School District, GO	5.00	8/1/20	1,000,000		1,119,430
Simi Valley Unified School District, GO	5.00	8/1/21	1,000,000		1,150,270
South Monterey County Joint Union High School District, GO	5.00	8/1/19	1,665,000		1,856,375
Successor Agency to the Redevelopment Agency of the City of Pittsburg, Subordinate Tax Allocation Revenue (Los Medanos Community Development Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/18	2,750,000		2,983,668

39

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal Investments - 98.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
California - 10.4% (continued)
Sulphur Springs Union School District, GO, BAN (Escrowed to Maturity)	0.00	1/1/18	2,750,000	[b]	2,720,328
Sulphur Springs Union School District, GO, BAN (Escrowed to Maturity)	0.00	7/1/19	5,000,000	[b]	4,873,700
University of California Regents, General Revenue	1.40	5/15/21	5,000,000		5,084,250
		116,020,268
Colorado - 2.3%
Colorado Educational and Cultural Facilities Authority, Revenue (Johnson and Wales University Project)	5.00	4/1/20	1,300,000		1,474,460
Colorado Health Facilities Authority, Revenue (Catholic Health Initiatives)	1.88	11/6/19	5,000,000		5,071,100
Denver Urban Renewal Authority, Stapleton Senior Tax Increment Revenue	5.00	12/1/16	1,850,000		1,869,721
Denver Urban Renewal Authority, Stapleton Senior Tax Increment Revenue	5.00	12/1/17	4,005,000		4,209,375
E-470 Public Highway Authority, Senior Revenue (Insured; National Public Finance Guarantee Corp.)	2.31	9/1/17	8,000,000	[c]	8,014,640
Regional Transportation District of Colorado, COP (Lease Purchase Agreement)	5.00	6/1/18	5,000,000		5,362,050
		26,001,346
Connecticut - 2.4%
Bridgeport, GO	4.00	8/15/18	2,000,000		2,122,120
Connecticut, GO	1.31	6/15/18	11,495,000	[c]	11,478,447
Connecticut Health and Educational Facilities Authority, Revenue (Yale University Issue)	1.38	7/11/18	7,500,000		7,600,050
Connecticut Health and Educational Facilities Authority, Revenue (Yale University Issue)	1.20	2/1/19	5,000,000		5,044,450
		26,245,067
Florida - 3.4%
Citizens Property Insurance Corporation, High-Risk Account Senior Secured Revenue	5.25	6/1/17	5,470,000		5,658,606
Citizens Property Insurance Corporation, Personal Lines Account/Commercial Lines Account Senior Secured Revenue	5.00	6/1/19	3,685,000		4,091,050
Citizens Property Insurance Corporation, Personal Lines Account/Commercial Lines Account Senior Secured Revenue	5.00	6/1/20	3,000,000		3,441,330
Miami-Dade County, Aviation Revenue	5.00	10/1/18	3,700,000		4,011,947
Miami-Dade County, Water and Sewer System Revenue	5.00	10/1/20	4,000,000		4,647,280
Miami-Dade County School Board, COP (Master Lease Purchase Agreement with Miami-Dade County School Board Foundation, Inc.)	4.00	11/1/17	3,205,000		3,328,393
Miami-Dade County School Board, COP (Master Lease Purchase Agreement with Miami-Dade County School Board Foundation, Inc.)	5.00	5/1/18	5,000,000		5,350,400
Palm Beach County Health Facilities Authority, Retirement Communities Revenue (ACTS Retirement - Life Communities, Inc. Obligated Group)	4.00	11/15/19	2,000,000		2,184,320
Palm Beach County Health Facilities Authority, Retirement Communities Revenue (ACTS Retirement - Life Communities, Inc. Obligated Group)	4.00	11/15/20	2,000,000		2,226,140
Putnam County Development Authority, PCR (Seminole Electric Cooperative, Inc. Project) (Insured; AMBAC)	5.35	5/1/18	2,250,000		2,408,625
		37,348,091
Georgia - 2.8%
Atlanta, Airport General Revenue	5.00	1/1/17	1,000,000		1,014,550
Atlanta, Airport General Revenue	5.00	1/1/18	1,000,000		1,056,130
Burke County Development Authority, PCR (Georgia Power Company Plant Vogtle Project)	2.35	12/11/20	5,000,000		5,210,400

40

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal Investments - 98.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Georgia - 2.8% (continued)
Georgia Municipal Association, Inc., Installment Sale Program, COP (City Court of Atlanta Project)	5.00	12/1/19	2,270,000		2,557,654
Gwinnett County School District, Sales Tax GO	5.00	8/1/21	11,340,000		13,600,289
Monroe County Development Authority, PCR (Gulf Power Company Plant Scherer Project)	2.00	6/21/18	7,000,000		7,126,560
		30,565,583
Illinois - 7.5%
Central Lake County Joint Action Water Agency, Water Revenue	4.00	5/1/17	5,430,000		5,553,098
Chicago, General Airport Senior Lien Revenue (Chicago O'Hare International Airport)	5.00	1/1/17	4,000,000		4,057,240
Chicago, General Airport Senior Lien Revenue (Chicago O'Hare International Airport)	5.00	1/1/17	4,000,000		4,057,240
Chicago, General Airport Senior Lien Revenue (Chicago O'Hare International Airport)	5.00	1/1/17	1,435,000		1,455,535
Chicago, General Airport Senior Lien Revenue (Chicago O'Hare International Airport)	5.00	1/1/18	6,000,000		6,317,820
Chicago, General Airport Third Lien Revenue (Chicago O'Hare International Airport) (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/19	5,000,000		5,072,750
Chicago, Second Lien Water Revenue	5.00	11/1/19	3,250,000		3,605,745
Chicago Board of Education, Unlimited Tax GO (Dedicated Alternate Revenues)	4.56	3/1/17	5,000,000	[c]	4,980,100
Chicago Board of Education, Unlimited Tax GO (Dedicated Revenues)	5.00	12/1/17	2,345,000		2,294,700
Chicago Board of Education, Unlimited Tax GO (Dedicated Revenues)	4.25	12/1/18	5,020,000		4,849,822
Chicago Board of Education, Unlimited Tax GO (Dedicated Revenues) (Insured; Assured Guaranty Municipal Corp.)	5.00	12/1/18	1,455,000		1,509,868
Cook County, GO	5.00	11/15/16	5,400,000		5,448,438
Illinois, GO	5.00	7/1/17	3,150,000		3,251,052
Illinois, GO	4.00	7/1/18	5,000,000		5,209,400
Illinois, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	6/1/18	1,960,000		2,015,664
Illinois, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/19	10,000,000		10,782,600
Illinois Department of Employment Security, Unemployment Insurance Fund Building Receipts Revenue	5.00	6/15/17	2,000,000		2,025,740
Illinois Development Finance Authority, Revenue (Saint Vincent de Paul Center Project)	1.88	3/1/19	3,500,000		3,573,710
Illinois Finance Authority, Clean Water Initiative Revolving Fund Revenue	5.00	7/1/17	2,000,000		2,074,060
Illinois Toll Highway Authority, Toll Highway Senior Revenue	5.00	12/1/18	2,000,000		2,185,740
Springfield, Senior Lien Electric Revenue	5.00	3/1/17	3,040,000		3,105,238
		83,425,560
Indiana - 1.6%
Indiana Finance Authority, EIR (Southern Indiana Gas and Electric Company Project)	1.95	9/14/17	2,500,000		2,531,525
Whiting, Environmental Facilities Revenue (BP Products North America Inc. Project)	1.85	10/1/19	10,000,000		10,141,000
Whiting, Environmental Facilities Revenue (BP Products North America Inc. Project)	1.31	12/2/19	5,000,000	[c]	4,942,550
		17,615,075

41

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal Investments - 98.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Kentucky - 2.3%
Kentucky Property and Buildings Commission, Revenue (Project Number 99)	5.00	11/1/17	4,200,000		4,410,924
Kentucky Public Transportation Infrastructure Authority, Subordinate Toll Revenue, BAN (Downtown Crossing Project)	5.00	7/1/17	10,000,000		10,328,400
Louisville/Jefferson County Metro Government, PCR (Louisville Gas and Electric Company Project)	1.65	4/3/17	4,940,000		4,959,958
University of Kentucky, General Receipts Bonds	5.25	10/1/19	5,565,000		6,325,012
		26,024,294
Louisiana - 2.5%
East Baton Rouge Sewerage Commission, Revenue	0.85	8/1/18	7,210,000	[c]	7,145,687
England District Sub-District Number 1, Revenue (State of Louisiana - Economic Development Project)	5.00	8/15/17	3,055,000		3,176,436
Louisiana Citizens Property Insurance Corporation, Assessment Revenue	5.00	6/1/18	5,000,000		5,353,850
Louisiana Public Facilities Authority, Revenue (Hurricane Recovery Program)	5.00	6/1/20	2,800,000		3,203,172
Louisiana Public Facilities Authority, Revenue (Loyola University Project) (Insured; National Public Finance Guarantee Corp.)	5.25	10/1/16	8,425,000		8,457,605
		27,336,750
Maryland - 1.6%
Maryland Health and Higher Educational Facilities Authority, Revenue (Western Maryland Health System Issue)	5.00	7/1/17	4,295,000		4,449,062
Montgomery County, Consolidated Public Improvement GO	5.00	7/1/20	7,350,000		8,531,145
University System of Maryland, Revolving Loan Program Bonds	1.25	6/1/18	5,000,000		5,032,050
		18,012,257
Massachusetts - 2.5%
Massachusetts, GO (Consolidation Loan)	1.05	7/1/20	10,000,000	[c]	10,015,000
Massachusetts, GO, RAN	2.00	4/24/17	3,500,000		3,531,395
Massachusetts, GO, RAN	2.00	5/22/17	5,000,000		5,046,800
Massachusetts Educational Financing Authority, Education Loan Revenue (Issue J)	4.00	7/1/18	2,780,000		2,911,883
Massachusetts Health and Educational Facilities Authority, Revenue (Amherst College Issue)	1.70	11/1/16	2,720,000		2,725,032
Massachusetts Health and Educational Facilities Authority, Revenue (University of Massachusetts Issue)	1.15	4/1/19	4,000,000		4,029,280
		28,259,390
Michigan - 4.7%
Michigan, Grant Anticipation Bonds	5.00	3/15/20	3,700,000		4,217,445
Michigan, State Trunk Line Revenue	5.00	11/15/17	6,000,000		6,319,980
Michigan Building Authority, Revenue (Facilities Program)	5.00	10/15/20	2,250,000		2,618,010
Michigan Finance Authority, Hospital Project Revenue (Ascension Senior Credit Group)	1.10	8/15/19	3,000,000		3,014,190
Michigan Finance Authority, Local Government Loan Program Revenue (Detroit Regional Convention Facility Authority Local Project Bonds)	4.00	10/1/17	1,155,000		1,193,311
Michigan Finance Authority, Local Government Loan Program Revenue (Detroit Regional Convention Facility Authority Local Project Bonds)	5.00	10/1/18	2,280,000		2,465,090
Michigan Finance Authority, Local Government Loan Program Revenue (Detroit Water and Sewerage Department, Sewage Disposal System Revenue Senior Lien Local Project Bonds) (Insured; National Public Finance Guarantee Corp.)	5.00	7/1/18	1,500,000		1,608,990

42

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal Investments - 98.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Michigan - 4.7% (continued)
Michigan Finance Authority, Local Government Loan Program Revenue (Detroit Water and Sewerage Department, Water Supply System Revenue Senior Lien Local Project Bonds) (Insured; National Public Finance Guarantee Corp.)	5.00	7/1/18	1,000,000	1,072,660
Michigan Finance Authority, Local Government Loan Program Revenue (School District of the City of Detroit State Qualified Unlimited Tax General Obligation Local Project Bonds)	5.00	5/1/17	18,105,000	18,601,258
Michigan Hospital Finance Authority, Project Revenue (Ascension Health Senior Credit Group)	1.50	3/1/17	10,000,000	10,036,400
Michigan Strategic Fund, LOR (The Detroit Edison Company Pollution Control Bonds Project)	1.45	9/1/21	1,000,000	1,000,400
		52,147,734
Minnesota - .4%
Rochester, Health Care Facilities Revenue (Mayo Clinic)	4.00	11/15/18	1,755,000	1,875,428
Rochester, Health Care Facilities Revenue (Mayo Clinic)	4.00	11/15/18	2,050,000	2,190,671
		4,066,099
Mississippi - .1%
Mississippi Business Finance Corporation, SWDR (Waste Management, Inc. Project)	1.38	3/1/17	800,000	802,200
Missouri - .3%
Missouri State Environmental Improvement and Energy Resources Authority, EIR (Kansas City Power and Light Company Project)	2.88	7/2/18	3,400,000	3,483,980
Nebraska - 1.5%
Central Plains Energy Project, Gas Supply Revenue (Liquidity Facility; Royal Bank of Canada)	5.00	12/1/19	14,625,000	16,480,912
Nevada - 2.1%
Clark County, Airport System Junior Subordinate Lien Revenue	5.00	7/1/17	16,860,000	17,449,594
Washoe County, Gas Facilities Revenue (Sierra Pacific Power Company Projects)	1.50	6/3/19	5,500,000	5,530,800
		22,980,394
New Hampshire - .1%
New Hampshire Business Finance Authority, SWDR (Waste Management, Inc. Project)	2.13	6/1/18	1,000,000	1,018,410
New Jersey - 3.4%
New Jersey Economic Development Authority, Cigarette Tax Revenue	5.00	6/15/18	6,500,000	6,861,140
New Jersey Economic Development Authority, Cigarette Tax Revenue	5.00	6/15/20	2,000,000	2,213,940
New Jersey Economic Development Authority, School Facilities Construction Revenue	5.00	3/1/17	1,275,000	1,301,201
New Jersey Economic Development Authority, School Facilities Construction Revenue	5.00	12/15/18	1,500,000	1,626,405
New Jersey Economic Development Authority, School Facilities Construction Revenue	5.00	6/15/19	10,700,000	11,698,631
New Jersey Sports and Exposition Authority, State Contract Bonds	5.00	9/1/16	1,665,000	1,665,000
New Jersey Sports and Exposition Authority, State Contract Bonds	5.00	9/1/18	3,950,000	4,245,183
New Jersey Transportation Trust Fund Authority, (Transportation System)	5.75	6/15/17	2,500,000	2,595,750
New Jersey Transportation Trust Fund Authority, (Transportation System) (Insured; XLCA)	5.00	12/15/17	2,500,000	2,628,075
New Jersey Water Supply Authority, Manasquan Reservoir Water Supply System Revenue	5.00	8/1/19	2,670,000	2,991,388
		37,826,713
New Mexico - .2%
New Mexico Finance Authority, Subordinate Lien Public Project Revolving Fund Revenue (Insured; National Public Finance Guarantee Corp.)	5.25	6/15/18	2,605,000	2,701,698

43

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal Investments - 98.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
New York - 11.5%
Brooklyn Arena Local Development Corporation, PILOT Revenue (Barclays Center)	5.00	7/15/17	155,000		160,313
Harrisville Central School District, GO Notes, BAN	1.50	7/19/17	3,500,000		3,513,405
Long Island Power Authority, Electric System General Revenue	5.00	5/1/17	3,830,000		3,939,921
Long Island Power Authority, Electric System General Revenue	1.00	11/1/18	10,000,000	[c]	10,012,300
Metropolitan Transportation Authority, Transportation Revenue	5.00	2/15/20	10,000,000		11,324,200
Nassau County, GO (General Improvement)	5.00	4/1/19	10,000,000		11,063,600
New York City, GO	5.00	8/1/17	9,545,000		9,933,100
New York City, GO (Insured; Assured Guaranty Municipal Corp.)	3.97	8/1/17	5,000,000	[c]	5,049,500
New York City Housing Development Corporation, MFHR (Sustainable Neighborhood Bonds)	1.38	5/1/20	5,000,000		5,019,300
New York City Industrial Development Agency, PILOT Revenue (Yankee Stadium Project) (Insured; National Public Finance Guarantee Corp.)	1.86	3/1/23	2,000,000	[c]	1,904,080
New York State Dormitory Authority, State Personal Income Tax Revenue (General Purpose)	5.00	3/15/18	10,000,000		10,676,800
New York State Environmental Facilities Corporation, SWDR (Waste Management, Inc. Project)	2.75	7/1/17	2,000,000		2,031,140
New York State Thruway Authority, General Revenue Junior Indebtedness Obligations	5.00	5/1/19	20,475,000		22,764,310
Port Authority of New York and New Jersey, (Consolidated Bonds, 185th Series)	5.00	9/1/17	2,000,000		2,084,380
Suffolk County, GO, RAN	2.00	3/24/17	5,800,000		5,838,570
Triborough Bridge and Tunnel Authority, General Revenue (MTA Bridges and Tunnels)	0.91	12/1/18	15,000,000	[c]	14,973,600
Triborough Bridge and Tunnel Authority, Subordinate Revenue (MTA Bridges and Tunnels) (Insured; Assured Guaranty Municipal Corp.)	1.00	1/1/19	250,000	[c]	249,083
Yonkers, GO	3.00	8/1/17	2,045,000		2,085,593
Yonkers, GO	4.00	8/1/18	3,130,000		3,308,003
Yonkers, GO	4.00	9/1/18	1,230,000		1,304,058
		127,235,256
North Carolina - .3%
North Carolina Medical Care Commission, Health Care Facilities Revenue (Wake Forest Baptist Obligated Group)	1.30	12/1/17	2,300,000	[c]	2,293,353
North Carolina Medical Care Commission, Health System Revenue (Mission Health Combined Group)	5.00	10/1/20	890,000		986,547
		3,279,900
Ohio - 1.2%
Franklin County, Revenue (CHE Trinity Health Credit Group)	0.60	12/1/16	5,000,000	[c]	5,000,000
Hamilton County, Sales Tax Revenue	4.00	12/1/20	1,280,000		1,438,656
Hamilton County, Sewer System Revenue (The Metropolitan Sewer District of Greater Cincinnati)	5.00	12/1/17	3,850,000		4,061,096
Indian Hill Exempted Village School District, GO Unlimited Tax School Facilities Improvement Bonds	4.00	12/1/19	1,220,000		1,342,659
Ohio Water Development Authority, Drinking Water Assistance Fund Revenue	5.00	12/1/17	1,925,000		2,032,049
		13,874,460
Oklahoma - .3%
Oklahoma County Independent School District Number 12, GO Combined Purpose Bonds (Edmond School District)	2.00	8/1/19	3,020,000		3,118,361
Pennsylvania - 7.3%
Allegheny County Sanitary Authority, Sewer Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	6/1/17	4,670,000		4,822,149

44

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal Investments - 98.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Pennsylvania - 7.3% (continued)
Delaware River Port Authority, Port District Project Revenue	5.00	1/1/18	1,080,000		1,140,512
Lehigh County Industrial Development Authority, PCR (PPL Electric Utilities Corporation Project)	0.90	8/15/17	6,000,000		6,009,540
Pennsylvania, GO	5.00	10/15/17	6,450,000		6,759,084
Pennsylvania, GO	5.00	8/15/19	4,995,000		5,573,920
Pennsylvania Economic Development Financing Authority, Private Activity Revenue (The Pennsylvania Rapid Bridge Replacement Project)	4.00	6/30/18	4,000,000		4,197,960
Pennsylvania Economic Development Financing Authority, Private Activity Revenue (The Pennsylvania Rapid Bridge Replacement Project)	5.00	6/30/19	2,500,000		2,764,575
Pennsylvania Economic Development Financing Authority, Private Activity Revenue (The Pennsylvania Rapid Bridge Replacement Project)	5.00	12/31/19	2,000,000		2,232,960
Pennsylvania Economic Development Financing Authority, Private Activity Revenue (The Pennsylvania Rapid Bridge Replacement Project)	5.00	6/30/20	2,000,000		2,255,040
Pennsylvania Economic Development Financing Authority, SWDR (Waste Management, Inc. Project)	2.25	7/1/19	5,000,000		5,137,300
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue	1.36	12/1/18	5,000,000	[c]	4,999,850
Philadelphia, Water and Wastewater Revenue	5.00	1/1/20	6,150,000		6,984,801
Philadelphia, Water and Wastewater Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	8/1/17	3,690,000		3,837,674
Philadelphia School District, GO	5.00	9/1/18	5,350,000		5,729,261
Pittsburgh, GO	5.00	9/1/18	7,000,000		7,579,250
Pittsburgh and Allegheny County Sports and Exhibition Authority, Regional Asset District Sales Tax Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	2/1/18	2,540,000		2,686,304
State Public School Building Authority, Revenue (Albert Gallatin Area School District Project)	1.13	9/1/18	2,910,000	[c]	2,908,429
Woodland Hills School District, GO	5.00	9/1/17	5,010,000		5,209,899
		80,828,508
Rhode Island - .6%
Rhode Island Commerce Corporation, Grant Anticipation Bonds (Rhode Island Department of Transportation)	5.00	6/15/19	2,000,000		2,218,500
Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue (Lifespan Obligation Group Issue)	5.00	5/15/18	1,250,000		1,333,788
Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue (Lifespan Obligation Group Issue)	5.00	5/15/19	1,500,000		1,650,225
Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue (Lifespan Obligation Group Issue)	5.00	5/15/20	1,500,000		1,698,105
		6,900,618
South Carolina - 1.3%
South Carolina Public Service Authority, Revenue Obligations (Santee Cooper)	5.00	12/1/18	5,000,000		5,470,600
South Carolina Public Service Authority, Revenue Obligations (Santee Cooper)	5.00	12/1/19	8,000,000		9,063,680
		14,534,280
Tennessee - .8%
Memphis-Shelby County Airport Authority, Airport Revenue	5.00	7/1/17	4,905,000		5,072,359
Memphis-Shelby County Airport Authority, Airport Revenue	5.38	7/1/18	3,175,000		3,419,412
		8,491,771

45

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal Investments - 98.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Texas - 12.4%
Alvin Independent School District, Unlimited Tax Schoolhouse Bonds (Permanent School Fund Guarantee Program)	0.95	8/15/18	5,000,000	4,990,500
Clear Creek Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	1.35	8/15/18	2,000,000	2,019,180
Corpus Christi, General Improvement Bonds	4.00	3/1/19	2,000,000	2,155,520
Cypress-Fairbanks Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	1.05	8/15/17	6,880,000	6,881,307
Cypress-Fairbanks Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	3.00	8/15/17	7,500,000	7,662,750
Dallas County, Combination Tax and Parking Garage Revenue Certificates of Obligation	5.00	8/15/19	4,420,000	4,965,030
Dallas Independent School District, Limited Maintenance Tax Notes	1.50	8/15/18	4,050,000	4,095,239
Dallas Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	5.00	2/15/21	3,000,000	3,511,290
Eagle Mountain-Saginaw Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	2.00	8/1/19	9,925,000	10,233,171
Fort Bend Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	0.90	8/1/18	5,500,000	5,500,990
Harris County Cultural Education Facilities Finance Corporation, Medical Facilities Mortgage Revenue (Baylor College of Medicine)	5.00	11/15/18	1,550,000	1,690,771
Houston Convention and Entertainment Facilities Department, Hotel Occupancy Tax and Special Revenue	4.88	9/1/17	5,000,000	5,017,350
Katy Independent School District, Unlimited Tax Bonds (Permanent School Fund Guarantee Program)	5.00	8/15/17	4,000,000	4,162,840
Lamar Consolidated Independent School District, Unlimited Tax Schoolhouse Bonds (Permanent School Fund Guarantee Program)	1.05	8/15/18	14,300,000	14,276,119
New Hope Cultural Education Facilities Finance Corporation, Student Housing Construction Revenue (CHF - Collegiate Housing Commerce, L.L.C. - Texas A&M University - Commerce Project)	1.00	2/1/18	1,460,000	1,462,394
North Central Texas Health Facilities Development Corporation, HR (Children's Medical Center of Dallas Project)	5.00	8/15/17	1,000,000	1,041,490
North Harris County Regional Water Authority, Senior Lien Revenue	5.00	12/15/19	1,150,000	1,303,353
Northside Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	1.35	6/1/18	9,550,000	9,629,074
Northside Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	2.00	6/1/21	10,000,000	10,424,000
Northside Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Programs)	1.75	6/1/22	5,000,000	5,002,550
Round Rock Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	1.50	8/1/21	10,000,000	10,006,100
San Antonio, Electric and Gas Systems Revenue	5.00	2/1/21	3,400,000	4,001,664
San Antonio Independent School District, Unlimited Tax Bonds (Permanent School Fund Guarantee Program)	2.00	8/1/17	8,710,000	8,800,845
San Antonio Independent School District, Unlimited Tax Bonds (Permanent School Fund Guarantee Program)	2.00	8/1/18	2,810,000	2,870,837
Texas Department of Housing and Community Affairs, MFHR (Fifty Oaks and Edinburg Village Apartments)	0.65	8/1/17	2,100,000	2,098,971

46

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal Investments - 98.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Texas - 12.4% (continued)
Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Senior Lien Revenue	5.25	12/15/18	3,325,000		3,622,787
		137,426,122
Virginia - 1.5%
Greater Richmond Convention Center Authority, Hotel Tax Revenue	5.00	6/15/17	2,280,000		2,358,181
Greater Richmond Convention Center Authority, Hotel Tax Revenue	5.00	6/15/18	1,750,000		1,881,688
York County Economic Development Authority, PCR (Virginia Electric and Power Company Project)	1.88	5/16/19	12,075,000		12,359,004
		16,598,873
Washington - 4.7%
Port of Seattle, Intermediate Lien Revenue	5.00	2/1/19	5,875,000		6,456,919
Port of Seattle, Passenger Facility Charge Revenue	5.00	12/1/21	5,000,000		5,799,850
Seattle, Municipal Light and Power Revenue	1.24	11/1/18	7,500,000	[c]	7,500,000
Seattle, Water System Improvement Revenue	5.00	5/1/20	4,000,000		4,605,320
Washington, COP (State and Local Agency Personal Property)	4.00	7/1/20	1,000,000		1,114,540
Washington, GO (Motor Vehicle Fuel Tax)	5.00	7/1/20	4,815,000		5,567,007
Washington, GO (Various Purpose)	5.00	7/1/20	8,325,000		9,625,198
Washington, GO (Various Purpose)	5.00	7/1/21	9,440,000		11,231,995
		51,900,829
West Virginia - .2%
West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue (Appalachian Power Company - Amos Project)	1.70	9/1/20	2,500,000		2,497,025
Wisconsin - 1.7%
La Crosse County, GO, BAN	1.00	10/15/17	6,200,000		6,201,736
Muskego, GO Promissory Notes	2.25	9/1/18	1,500,000		1,522,980
Stanley, Sewerage System Revenue, BAN	2.25	3/1/18	4,725,000		4,793,607
Wisconsin, COP (Master Lease Certificates)	4.00	3/1/19	2,340,000		2,516,319
Wisconsin, COP (Master Lease Certificates)	5.00	3/1/20	2,280,000		2,587,298
Wisconsin Health and Educational Facilities Authority, Revenue (Ascension Health Alliance Senior Credit Group)	4.00	3/1/18	1,500,000		1,571,595
		19,193,535
U.S. Related - .3%
A.B. Won International Airport Authority of Guam, General Revenue	5.00	10/1/16	2,500,000		2,507,200
Puerto Rico Highways and Transportation Authority, Transportation Revenue	5.00	7/1/17	2,885,000	[d]	706,825
		3,214,025
Total Long-Term Municipal Investments (cost $1,091,839,030)					1,095,141,392
Short-Term Municipal Investments - 2.6%
Iowa - .3%
Iowa Higher Education Loan Authority, Private College Faciliity Revenue, Refunding (Des Moines University Project) (LOC; BMO Harris Bank NA)	0.58	9/1/16	3,500,000	[e]	3,500,000
Massachusetts - .1%
Massachusetts Health and Educational Facilities Authority, Revenue (Amherst College Issue)	0.59	9/1/16	600,000	[e]	600,000
Massachusetts Health and Educational Facilities Authority, Revenue (Museum of Fine Arts Issue) (Liquidity Facility; Bank of America)	0.60	9/1/16	800,000	[e]	800,000
		1,400,000

47

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Short-Term Municipal Investments - 2.6% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Mississippi - .5%
Jackson County, PCR, Refunding (Chevron U.S.A. Inc. Project)	0.67	9/1/16	1,400,000	[e]	1,400,000
Mississippi Business Finance Corporation, Gulf Opportunity Zone Industrial Development Revenue (Chevron U.S.A. Inc. Project)	0.58	9/1/16	3,900,000	[e]	3,900,000
		5,300,000
Missouri - .0%
Missouri Health and Educational Facilities Authority, Educational Facilities Revenue (Drury College) (LOC; PNC Bank NA)	0.58	9/1/16	200,000	[e]	200,000
New Hampshire - .3%
New Hampshire Business Finance Authority, Revenue (Huggins Hospital Issue) (LOC; TD Bank)	0.58	9/1/16	4,060,000	[e]	4,060,000
New York - 1.1%
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue (Liquidity Facility; Mizuho Bank, Ltd.)	0.60	9/1/16	1,900,000	[e]	1,900,000
Suffolk County, GO Notes	2.00	9/30/16	10,000,000		10,010,700
		11,910,700
Vermont - .2%
Vermont Educational and Health Buildings Financing Agency, Revenue (Southwestern Vermont Medical Center Project) (LOC; TD Bank)	0.62	9/1/16	1,900,000	[e]	1,900,000
Washington - .1%
Washington State Housing Finance Commission, Nonprofit Revenue (Tacoma Art Museum Project) (LOC; Northern Trust Company)	0.58	9/1/16	1,000,000	[e]	1,000,000
Total Short-Term Municipal Investments (cost $29,270,619)					29,270,700
Total Investments (cost $1,121,109,649)			101.3%		1,124,412,092
Liabilities, Less Cash and Receivables			(1.3%)		(14,370,502)
Net Assets			100.0%		1,110,041,590

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

b Security issued with a zero coupon. Income is recognized through the accretion of discount.

c Variable rate security—rate shown is the interest rate in effect at period end.

d Non-income producing—security in default.

e Variable rate demand note—rate shown is the interest rate in effect at August 31, 2016. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

48

Portfolio Summary (Unaudited) †	Value (%)
Education	15.4
Transportation Services	14.9
State/Territory	10.2
City	9.0
Utility-Electric	7.9
Utility-Water and Sewer	6.9
County	6.1
Health Care	6.0
Special Tax	5.5
Industrial	2.8
Resource Recovery	1.9
Lease	1.8
Housing	1.1
Pollution Control	.9
Prerefunded	.7
Other	10.2
101.3

† Based on net assets.

See notes to financial statements.

49

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Long-Term Municipal Investments - 99.4%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Alabama - 1.4%
Jefferson County, Limited Obligation School Warrants (Insured; Assured Guaranty Municipal Corp.)	5.50	1/1/21	3,500,000		3,520,335
California - .3%
Agua Caliente Band, Cahuilla Indians Revenue	6.00	7/1/18	700,000	[a]	699,972
Florida - .7%
Lake County School Board, COP (Master Lease Purchase Agreement)	5.00	6/1/27	1,620,000		1,902,415
Illinois - 2.0%
Chicago, GO	5.00	1/1/24	500,000		542,390
Chicago, GO (Neighborhoods Alive 21 Program)	5.25	1/1/22	1,285,000		1,394,778
Illinois, GO	5.25	2/1/29	2,000,000		2,263,100
Illinois, GO (Insured; National Public Finance Guarantee Corp.)	5.50	8/1/17	1,000,000		1,039,930
		5,240,198
Michigan - .8%
Michigan Finance Authority, HR (Trinity Health Credit Group)	5.00	12/1/33	1,850,000		2,182,852
New Jersey - 2.3%
New Jersey Economic Development Authority, School Facilities Construction Revenue	5.00	3/1/27	2,000,000		2,257,120
New Jersey Economic Development Authority, School Facilities Construction Revenue (Insured; AMBAC)	5.25	12/15/20	1,250,000		1,421,725
New Jersey Economic Development Authority, School Facilities Construction Revenue (Insured; National Public Finance Guarantee Corp.)	5.25	12/15/21	2,000,000		2,326,280
		6,005,125
New York - .8%
New York Liberty Development Corporation, Revenue (3 World Trade Center Project)	5.00	11/15/44	1,750,000	[a]	2,036,002
Pennsylvania - 86.9%
Allegheny County Higher Education Building Authority, Revenue (Duquesne University)	5.00	3/1/26	750,000		948,263
Allegheny County Port Authority, Special Transportation Revenue	5.25	3/1/24	5,000,000		5,884,650
Beaver County Hospital Authority, Revenue (Heritage Valley Health System, Inc.)	5.00	5/15/23	1,370,000		1,594,707
Beaver County Hospital Authority, Revenue (Heritage Valley Health System, Inc.)	5.00	5/15/25	1,250,000		1,441,687
Berks County Municipal Authority, Revenue (The Reading Hospital and Medical Center Project)	5.00	11/1/19	2,000,000		2,252,720
Boyertown Area School District, GO	5.00	10/1/34	1,060,000		1,266,244
Boyertown Area School District, GO	5.00	10/1/35	1,425,000		1,696,776
Canonsburg-Houston Joint Authority, Sewer Revenue	5.00	12/1/23	1,260,000		1,537,565
Central Bucks School District, GO (Prerefunded)	5.00	5/15/18	5,000,000	[b]	5,373,200
Chester County, GO	5.00	7/15/25	1,005,000		1,124,092
Chester County, GO	4.00	7/15/29	1,000,000		1,187,530
Chester County, GO (Prerefunded)	5.00	7/15/19	2,055,000	[b]	2,306,511
Cumberland Valley School District, GO	5.00	11/15/26	1,100,000		1,347,577
Dauphin County General Authority, Health System Revenue (Pinnacle Health Systems Project)	5.00	6/1/29	2,500,000		3,119,700
Delaware County Authority, Revenue (Villanova University)	5.00	8/1/30	1,000,000		1,234,680

50

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal Investments - 99.4% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Pennsylvania - 86.9% (continued)
Easton Area School District, GO (Insured; Assured Guaranty Municipal Corp.)	5.50	4/1/23	2,260,000		2,426,133
Erie County, GO (Insured; National Public Finance Guarantee Corp.)	5.50	9/1/22	1,640,000		2,032,042
Fox Chapel Area School District, GO	5.00	8/1/34	3,190,000		3,771,984
Lancaster County Hospital Authority, Health System Revenue (University of Pennsylvania Health System)	5.00	8/15/31	1,250,000		1,557,587
Lancaster County Solid Waste Management Authority, Guaranteed Authority Bonds (Dauphin County Guaranty)	5.00	12/15/33	1,895,000		2,263,142
Lower Paxton Township, GO	5.00	4/1/42	1,000,000		1,196,110
Monroeville Finance Authority, Revenue (University of Pennsylvania Medical Center)	5.00	2/15/26	2,135,000		2,707,479
Montgomery County, GO	5.00	12/15/24	2,545,000		2,875,468
Montgomery County, GO	4.00	4/1/28	1,500,000		1,717,770
Montgomery County, GO (Prerefunded)	5.00	12/15/19	100,000	[b]	113,848
Montgomery County Industrial Development Authority, FHA Insured Mortgage Revenue (New Regional Medical Center Project) (Prerefunded)	5.50	8/1/20	995,000	[b]	1,174,747
Montgomery County Industrial Development Authority, Health System Revenue (Albert Einstein Healthcare Network Issue)	5.00	1/15/20	1,000,000		1,108,100
Montgomery County Industrial Development Authority, Retirement Community Revenue (ACTS Retirement - Life Communities, Inc. Obligated Group)	5.00	11/15/36	2,500,000		3,003,650
Northhampton County General Purpose Authority, College Revenue (Lafayette College)	5.00	11/1/43	3,500,000		4,241,930
Pennsylvania, GO	5.00	7/1/20	5,000,000		5,715,750
Pennsylvania, GO	5.00	10/15/23	1,000,000		1,222,210
Pennsylvania, GO	5.00	3/15/28	2,200,000		2,718,782
Pennsylvania, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	8/15/22	3,060,000		3,678,701
Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue (Amtrak Project)	5.00	11/1/26	1,000,000		1,149,720
Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue (Amtrak Project)	5.00	11/1/27	1,535,000		1,757,867
Pennsylvania Economic Development Financing Authority, Governmental LR (Forum Place Project)	5.00	3/1/25	1,000,000		1,187,430
Pennsylvania Economic Development Financing Authority, Revenue (University of Pittsburgh Medical Center)	5.00	2/1/26	2,455,000		3,032,858
Pennsylvania Economic Development Financing Authority, SWDR (Waste Management, Inc. Project)	2.25	7/1/19	5,000,000		5,137,300
Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue	5.00	7/1/20	4,000,000		4,479,280
Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue	5.00	1/1/22	1,000,000		1,037,160
Pennsylvania Higher Educational Facilities Authority, Health System Revenue (University of Pennsylvania)	5.00	8/15/40	2,000,000		2,402,500
Pennsylvania Higher Educational Facilities Authority, Revenue (Drexel University)	5.00	5/1/31	775,000		953,149
Pennsylvania Higher Educational Facilities Authority, Revenue (Saint Joseph's University)	5.00	11/1/25	2,010,000		2,305,631
Pennsylvania Higher Educational Facilities Authority, Revenue (State System of Higher Education)	5.00	6/15/22	1,500,000		1,799,835
Pennsylvania Higher Educational Facilities Authority, Revenue (State System of Higher Education)	5.25	6/15/24	5,000,000		5,917,950
Pennsylvania Higher Educational Facilities Authority, Revenue (State System of Higher Education)	5.00	6/15/26	1,000,000		1,138,080
Pennsylvania Higher Educational Facilities Authority, Revenue (State System of Higher Education)	5.00	6/15/30	1,875,000		2,175,412
Pennsylvania Higher Educational Facilities Authority, Revenue (Temple University)	5.00	4/1/26	1,000,000		1,193,880

51

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal Investments - 99.4% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Pennsylvania - 86.9% (continued)
Pennsylvania Higher Educational Facilities Authority, Revenue (The Trustees of the University of Pennsylvania) (Escrowed to Maturity)	5.00	9/1/19	5,090,000		5,736,684
Pennsylvania Higher Educational Facilities Authority, Revenue (Thomas Jefferson University) (Insured; AMBAC)	5.25	9/1/18	1,485,000		1,610,898
Pennsylvania Industrial Development Authority, EDR	5.00	7/1/21	5,000,000		5,871,550
Pennsylvania Infrastructure Investment Authority, Revenue (PENNVEST/Commonwealth Funded Loan Pool Program)	5.00	5/15/22	2,155,000		2,613,972
Pennsylvania Intergovernmental Cooperation Authority, Special Tax Revenue (City of Philadelphia Funding Program)	5.00	6/15/21	2,000,000		2,302,780
Pennsylvania Intergovernmental Cooperation Authority, Special Tax Revenue (City of Philadelphia Funding Program)	5.00	6/15/22	3,395,000		3,901,840
Pennsylvania State University, GO	4.00	9/1/27	1,500,000		1,800,765
Pennsylvania State University, GO	5.00	3/1/28	2,980,000		3,373,241
Pennsylvania State University, GO	5.00	3/1/40	3,000,000		3,389,820
Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue	5.00	12/1/32	1,190,000		1,408,710
Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue	5.00	12/1/38	2,415,000		2,827,748
Pennsylvania Turnpike Commission, Oil Franchise Tax Subordinated Revenue	5.00	12/1/23	2,410,000		2,965,360
Pennsylvania Turnpike Commission, Registration Fee Revenue (Insured; Assured Guaranty Municipal Corp.)	5.25	7/15/25	2,500,000		3,180,100
Pennsylvania Turnpike Commission, Turnpike Revenue	5.00	12/1/40	2,000,000		2,259,720
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue	5.00	6/1/29	1,500,000		1,828,335
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue	5.25	12/1/35	2,280,000		2,744,710
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue (Insured; Assured Guaranty Corp.) (Prerefunded)	6.00	6/1/18	1,500,000	[b]	1,640,820
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue (Prerefunded)	5.00	6/1/18	2,500,000	[b]	2,691,250
Perkiomen Valley School District, GO	4.00	3/1/28	3,345,000		3,871,470
Philadelphia, Airport Revenue	5.00	6/15/20	1,750,000		1,995,122
Philadelphia, Water and Wastewater Revenue	5.00	11/1/27	2,840,000		3,423,620
Philadelphia, Water and Wastewater Revenue	5.00	7/1/31	2,000,000		2,449,080
Philadelphia, Water and Wastewater Revenue	5.00	1/1/36	2,830,000		3,232,483
Philadelphia Authority for Industrial Development, Revenue (National Board of Medical Examiners Project)	5.00	5/1/28	1,145,000		1,445,540
Philadelphia Authority for Industrial Development, Revenue (Temple University)	5.00	4/1/25	2,500,000		3,153,475
Philadelphia Authority for Industrial Development, Revenue (Temple University)	5.00	4/1/31	2,000,000		2,427,080
Philadelphia School District, GO	5.00	9/1/20	1,805,000		2,008,568
Pittsburgh, GO	5.00	9/1/25	2,000,000		2,402,340
Pittsburgh, GO	5.00	9/1/26	5,000,000		5,982,550
Pittsburgh Water and Sewer Authority, Water and Sewer System First Lien Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/25	2,580,000		3,173,426
Saint Mary Hospital Authority, Health System Revenue (Catholic Health East Issue)	5.00	11/15/22	1,500,000		1,727,265
Saint Mary Hospital Authority, Health System Revenue (Catholic Health East Issue)	5.25	11/15/23	2,000,000		2,316,340

52

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal Investments - 99.4% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Pennsylvania - 86.9% (continued)
Southcentral Pennsylvania General Authority, Revenue (WellSpan Health Obligation Group)	5.00	6/1/27	1,085,000		1,321,139
Southeastern Pennsylvania Transportation Authority, Capital Grant Receipts Bonds (Federal Transit Administration Section 5309 Fixed Guideway Modernization Formula Funds)	5.00	6/1/23	2,000,000		2,334,760
Southeastern Pennsylvania Transportation Authority, Revenue	5.00	3/1/26	2,450,000		2,768,794
State Public School Building Authority, School Lease Revenue (The School District of Philadelphia Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	6/1/24	2,000,000		2,412,240
State Public School Building Authority, School Lease Revenue (The School District of Philadelphia Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/31	2,490,000		2,855,806
Swarthmore Borough Authority, Revenue (Swarthmore College)	5.00	9/15/38	1,800,000		2,207,214
University of Pittsburgh - of the Commonwealth System of Higher Education, University Capital Project Bonds	5.50	9/15/21	2,500,000		2,800,100
West View Borough Municipal Authority, Water Revenue	5.00	11/15/32	3,000,000		3,698,310
Westmoreland County Municipal Authority, Municipal Service Revenue (Insured; Build America Mutual Assurance Company)	5.00	8/15/28	2,500,000		3,075,050
		226,739,462
Texas - 1.4%
North Texas Tollway Authority, Second Tier System Revenue	5.00	1/1/33	3,000,000		3,610,980
U.S. Related - 2.8%
Guam, Business Privilege Tax Revenue	5.00	1/1/24	1,500,000		1,720,800
Guam, LOR (Section 30) (Prerefunded)	5.63	12/1/19	1,000,000	[b]	1,153,890
Puerto Rico Commonwealth, Public Improvement GO (Insured; AMBAC)	5.50	7/1/19	3,000,000		3,121,290
Puerto Rico Infrastructure Financing Authority, Special Tax Revenue	5.00	7/1/21	4,000,000	[c]	695,000
Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue (First Subordinate Series)	6.75	8/1/32	1,000,000		537,230
Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	500,000	[d]	155,215
		7,383,425
Total Long-Term Municipal Investments (cost $246,096,427)					259,320,766
Short-Term Municipal Investments - .8%
Missouri - .6%
Missouri Health and Educational Facilities Authority, Educational Facilities Revenue (Drury College) (LOC; PNC Bank NA)	0.58	9/1/16	1,500,000	[e]	1,500,000
New York - .2%
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue (Liquidity Facility; Mizuho Bank, Ltd.)	0.60	9/1/16	600,000	[e]	600,000
Total Short-Term Municipal Investments (cost $2,100,000)					2,100,000
Total Investments (cost $248,196,427)			100.2%		261,420,766
Liabilities, Less Cash and Receivables			(0.2%)		(423,086)
Net Assets			100.0%		260,997,680

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2016, these securities were valued at $2,735,974 or 1.05% of net assets.

b These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

c Non-income producing—security in default.

d Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

e Variable rate demand note—rate shown is the interest rate in effect at August 31, 2016. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

53

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Education	21.0
Transportation Services	11.9
Health Care	9.9
Utility-Water and Sewer	8.6
Prerefunded	7.7
City	6.6
State/Territory	6.4
Special Tax	4.7
County	4.4
Lease	3.2
Industrial	3.0
Resource Recovery	2.0
Other	10.8
100.2

† Based on net assets.

See notes to financial statements.

54

BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Long-Term Municipal Investments - 96.5%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Illinois - .6%
Chicago, GO	5.00	1/1/23	1,970,000		2,127,167
Massachusetts - 90.5%
Barnstable, GO	4.00	9/15/21	580,000		670,579
Bellingham, GO (Municipal Purpose Loan)	4.00	9/1/19	460,000		505,802
Berkshire Wind Power Cooperative Corporation, Wind Project Revenue	5.25	7/1/23	750,000		852,908
Boston, GO	5.00	4/1/22	3,100,000		3,780,729
Boston, GO	5.00	3/1/25	1,150,000		1,457,545
Boston Water and Sewer Commission, General Revenue	5.00	11/1/17	2,000,000		2,103,580
Boston Water and Sewer Commission, General Revenue	5.00	11/1/18	1,500,000		1,641,045
Boston Water and Sewer Commission, General Revenue	5.00	11/1/28	500,000		622,680
Boston Water and Sewer Commission, General Revenue	5.00	11/1/29	1,000,000		1,239,990
Boston Water and Sewer Commission, General Revenue	5.00	11/1/30	1,000,000		1,238,210
Boston Water and Sewer Commission, General Revenue	5.00	11/1/31	600,000		741,552
Boston Water and Sewer Commission, General Revenue (Prerefunded)	5.00	5/1/19	2,480,000	[a]	2,764,605
Boston Water and Sewer Commission, General Revenue (Prerefunded)	5.00	11/1/19	2,500,000	[a]	2,837,025
Canton, GO (Municipal Purpose Loan)	5.00	3/15/21	1,250,000		1,482,312
Falmouth, GO (Municipal Purpose Loan)	4.00	11/15/19	625,000		690,263
Falmouth, GO (Municipal Purpose Loan)	4.00	11/15/20	605,000		684,836
Falmouth, GO (Municipal Purpose Loan)	4.00	7/15/21	1,000,000		1,147,320
Falmouth, GO (Municipal Purpose Loan)	4.00	7/15/22	1,210,000		1,411,683
Groton-Dunstable Regional School District, GO	5.00	9/1/20	725,000		841,210
Massachusetts, Federal Highway GAN (Accelerated Bridge Program)	5.00	6/15/22	3,000,000		3,663,000
Massachusetts, Federal Highway GAN (Accelerated Bridge Program)	5.00	6/15/25	5,060,000		6,398,522
Massachusetts, GO	0.97	11/1/18	2,500,000	[b]	2,498,150
Massachusetts, GO	5.25	8/1/21	1,975,000		2,386,017
Massachusetts, GO	5.25	8/1/23	1,000,000		1,266,900
Massachusetts, GO (Consolidated Loan)	5.00	7/1/25	5,575,000		6,773,848
Massachusetts, GO (Consolidated Loan)	5.00	11/1/25	2,250,000		2,755,935
Massachusetts, GO (Consolidated Loan)	5.00	8/1/26	5,000,000		5,941,350
Massachusetts, GO (Consolidated Loan)	5.00	3/1/31	2,250,000		2,777,895
Massachusetts, GO (Consolidated Loan) (Green Bonds)	5.00	9/1/22	1,650,000		2,020,854
Massachusetts, GO (Consolidated Loan) (Prerefunded)	5.00	8/1/20	310,000	[a]	360,146
Massachusetts, GO (Consolidated Loan) (Prerefunded)	5.00	8/1/21	920,000	[a]	1,101,415
Massachusetts, GO (Insured; Assured Guaranty Municipal Corp.)	5.25	9/1/25	350,000		463,918

55

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Long-Term Municipal Investments - 96.5% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Massachusetts - 90.5% (continued)
Massachusetts, Transportation Fund Revenue (Accelerated Bridge Program)	5.00	6/1/21	2,100,000		2,508,996
Massachusetts, Transportation Fund Revenue (Accelerated Bridge Program)	5.00	6/1/22	1,620,000		1,919,036
Massachusetts, Transportation Fund Revenue (Accelerated Bridge Program)	5.00	6/1/23	2,095,000		2,479,579
Massachusetts Bay Transportation Authority, Assessment Revenue	5.00	7/1/18	4,000,000		4,322,680
Massachusetts Bay Transportation Authority, Assessment Revenue	5.00	7/1/24	500,000		608,935
Massachusetts Bay Transportation Authority, Senior Sales Tax Revenue	5.00	7/1/20	2,500,000		2,891,475
Massachusetts Bay Transportation Authority, Senior Sales Tax Revenue	5.25	7/1/20	1,500,000		1,749,000
Massachusetts Bay Transportation Authority, Senior Sales Tax Revenue	5.25	7/1/21	2,000,000		2,404,260
Massachusetts Bay Transportation Authority, Senior Sales Tax Revenue	5.25	7/1/21	3,085,000		3,708,571
Massachusetts Bay Transportation Authority, Senior Sales Tax Revenue	5.25	7/1/22	2,430,000		2,993,638
Massachusetts Bay Transportation Authority, Senior Sales Tax Revenue	0.00	7/1/32	2,500,000	[c]	1,690,225
Massachusetts Clean Energy Cooperative Corporation, Clean Energy Cooperative Revenue (A Massachusetts Municipal Lighting Plant Cooperative)	5.00	7/1/28	1,250,000		1,520,437
Massachusetts College Building Authority, Project Revenue	4.00	5/1/19	345,000		374,929
Massachusetts College Building Authority, Project Revenue	5.00	5/1/27	3,000,000		3,698,730
Massachusetts College Building Authority, Project Revenue (Prerefunded)	5.00	5/1/19	1,000,000	[a]	1,114,480
Massachusetts Department of Transportation, Metropolitan Highway System Senior Revenue	5.00	1/1/32	1,530,000		1,725,825
Massachusetts Department of Transportation, Metropolitan Highway System Subordinated Revenue (Commonwealth Contract Assistance Secured)	5.00	1/1/35	3,045,000		3,448,645
Massachusetts Development Finance Agency, Revenue (Babson College Issue)	5.00	10/1/25	545,000		696,303
Massachusetts Development Finance Agency, Revenue (Baystate Medical Center Issue)	5.00	7/1/24	350,000		433,069
Massachusetts Development Finance Agency, Revenue (Bentley University Issue)	5.00	7/1/40	1,500,000		1,836,810
Massachusetts Development Finance Agency, Revenue (Berklee College of Music Issue)	5.00	10/1/29	1,000,000		1,264,620
Massachusetts Development Finance Agency, Revenue (Berklee College of Music Issue)	5.00	10/1/37	1,750,000		2,153,550
Massachusetts Development Finance Agency, Revenue (Boston College Issue)	5.00	7/1/19	900,000		1,008,369
Massachusetts Development Finance Agency, Revenue (Boston College Issue)	5.00	7/1/19	950,000		1,064,390
Massachusetts Development Finance Agency, Revenue (Boston College Issue)	5.00	7/1/23	1,750,000		2,176,597
Massachusetts Development Finance Agency, Revenue (Boston Medical Center Issue) (Green Bonds)	5.00	7/1/44	2,000,000		2,336,180
Massachusetts Development Finance Agency, Revenue (CareGroup Issue)	5.00	7/1/22	1,000,000		1,204,400
Massachusetts Development Finance Agency, Revenue (CareGroup Issue)	5.00	7/1/24	1,000,000		1,240,640
Massachusetts Development Finance Agency, Revenue (CareGroup Issue)	5.00	7/1/26	1,000,000		1,278,400
Massachusetts Development Finance Agency, Revenue (CareGroup Issue)	5.00	7/1/29	1,000,000		1,249,370
Massachusetts Development Finance Agency, Revenue (CareGroup Issue)	5.00	7/1/30	1,000,000		1,239,850
Massachusetts Development Finance Agency, Revenue (College of the Holy Cross Issue)	5.00	9/1/46	3,000,000		3,716,910
Massachusetts Development Finance Agency, Revenue (Dana-Farber Cancer Institute Issue)	5.00	12/1/32	1,565,000		1,959,396

56

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Long-Term Municipal Investments - 96.5% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Massachusetts - 90.5% (continued)
Massachusetts Development Finance Agency, Revenue (Dana-Farber Cancer Institute Issue)	5.00	12/1/36	1,500,000	1,844,040
Massachusetts Development Finance Agency, Revenue (Emerson College Issue)	5.00	1/1/19	2,000,000	2,182,080
Massachusetts Development Finance Agency, Revenue (Emerson College Issue)	5.00	1/1/25	1,000,000	1,231,790
Massachusetts Development Finance Agency, Revenue (Emmanuel College Issue)	5.00	10/1/30	1,000,000	1,209,680
Massachusetts Development Finance Agency, Revenue (Lahey Health System Obligated Group Issue)	5.00	8/15/27	1,000,000	1,148,520
Massachusetts Development Finance Agency, Revenue (Lahey Health System Obligated Group Issue)	5.00	8/15/28	1,000,000	1,147,100
Massachusetts Development Finance Agency, Revenue (Lesley University Issue)	5.00	7/1/28	1,550,000	1,940,770
Massachusetts Development Finance Agency, Revenue (Lesley University Issue)	5.00	7/1/31	1,000,000	1,233,680
Massachusetts Development Finance Agency, Revenue (MCPHS University Issue)	5.00	7/1/31	400,000	490,536
Massachusetts Development Finance Agency, Revenue (MCPHS University Issue)	5.00	7/1/32	300,000	366,822
Massachusetts Development Finance Agency, Revenue (MCPHS University Issue)	5.00	7/1/37	465,000	561,525
Massachusetts Development Finance Agency, Revenue (Olin College Issue)	5.00	11/1/38	5,000,000	5,993,050
Massachusetts Development Finance Agency, Revenue (Partners HealthCare System Issue)	5.00	7/1/25	1,825,000	2,163,391
Massachusetts Development Finance Agency, Revenue (Partners HealthCare System Issue)	4.00	7/1/32	2,500,000	2,864,950
Massachusetts Development Finance Agency, Revenue (SABIS International Charter School Issue)	5.00	4/15/33	3,410,000	3,875,840
Massachusetts Development Finance Agency, Revenue (SABIS International Charter School Issue)	5.00	4/15/40	1,230,000	1,383,221
Massachusetts Development Finance Agency, Revenue (Simmons College Issue)	5.25	10/1/24	465,000	567,258
Massachusetts Development Finance Agency, Revenue (Simmons College Issue)	5.00	10/1/25	700,000	874,118
Massachusetts Development Finance Agency, Revenue (Simmons College Issue)	5.00	10/1/29	2,820,000	3,433,773
Massachusetts Development Finance Agency, Revenue (South Shore Hospital Issue)	5.00	7/1/24	530,000	650,999
Massachusetts Development Finance Agency, Revenue (South Shore Hospital Issue)	5.00	7/1/25	500,000	623,420
Massachusetts Development Finance Agency, Revenue (South Shore Hospital Issue)	5.00	7/1/28	750,000	935,895
Massachusetts Development Finance Agency, Revenue (South Shore Hospital Issue)	5.00	7/1/41	2,000,000	2,401,560
Massachusetts Development Finance Agency, Revenue (Southcoast Health System Obligated Group Issue)	4.00	7/1/20	530,000	584,696
Massachusetts Development Finance Agency, Revenue (Sterling and Francine Clark Art Institute Issue)	5.00	7/1/32	1,910,000	2,373,557
Massachusetts Development Finance Agency, Revenue (The Broad Institute Issue)	5.25	4/1/23	3,675,000	4,374,830
Massachusetts Development Finance Agency, Revenue (The Broad Institute Issue)	5.25	4/1/24	4,500,000	5,352,480
Massachusetts Development Finance Agency, Revenue (The Park School Issue)	5.00	9/1/21	300,000	351,285
Massachusetts Development Finance Agency, Revenue (UMass Memorial Health Care Obligated Group Issue)	5.00	7/1/24	1,000,000	1,228,300
Massachusetts Development Finance Agency, Revenue (UMass Memorial Health Care Obligated Group Issue)	5.00	7/1/25	1,275,000	1,589,721
Massachusetts Development Finance Agency, Revenue (UMass Memorial Health Care Obligated Group Issue)	5.00	7/1/28	2,000,000	2,485,700
Massachusetts Development Finance Agency, Revenue (Western New England University Issue)	5.00	9/1/35	1,350,000	1,566,202
Massachusetts Development Finance Agency, Revenue (Western New England University Issue)	5.00	9/1/40	2,650,000	3,076,650
Massachusetts Development Finance Agency, Revenue (Western New England University Issue)	5.00	9/1/45	1,000,000	1,155,870

57

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Long-Term Municipal Investments - 96.5% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Massachusetts - 90.5% (continued)
Massachusetts Development Finance Agency, Revenue (WGBH Educational Foundation Issue)	4.00	1/1/19	170,000		182,427
Massachusetts Development Finance Agency, Revenue (WGBH Educational Foundation Issue)	5.00	1/1/20	200,000		226,866
Massachusetts Development Finance Agency, Revenue (WGBH Educational Foundation Issue)	5.00	1/1/21	100,000		116,781
Massachusetts Development Finance Agency, Revenue (WGBH Educational Foundation Issue)	5.00	1/1/22	200,000		238,918
Massachusetts Development Finance Agency, Revenue (WGBH Educational Foundation Issue)	5.00	1/1/23	250,000		304,360
Massachusetts Development Finance Agency, Revenue (WGBH Educational Foundation Issue)	3.00	1/1/25	190,000		210,047
Massachusetts Development Finance Agency, Revenue (WGBH Educational Foundation Issue)	4.00	1/1/26	130,000		154,714
Massachusetts Development Finance Agency, Revenue (WGBH Educational Foundation Issue)	5.00	1/1/27	310,000		395,817
Massachusetts Development Finance Agency, Revenue (WGBH Educational Foundation Issue)	5.00	1/1/28	140,000		177,320
Massachusetts Development Finance Agency, Revenue (WGBH Educational Foundation Issue)	5.00	1/1/29	200,000		251,686
Massachusetts Development Finance Agency, Revenue (WGBH Educational Foundation Issue)	5.00	1/1/30	410,000		512,648
Massachusetts Development Finance Agency, Revenue (WGBH Educational Foundation Issue)	5.00	1/1/31	415,000		516,401
Massachusetts Development Finance Agency, Revenue (Williams College Issue)	5.00	7/1/25	3,000,000		3,749,100
Massachusetts Development Finance Agency, Revenue (Worcester City Campus Corporation Issue) (University of Massachusetts Project)	4.00	10/1/17	730,000		757,083
Massachusetts Development Finance Agency, Revenue (Worcester City Campus Corporation Issue) (University of Massachusetts Project)	5.00	10/1/19	910,000		1,027,654
Massachusetts Development Finance Agency, Revenue (Worcester City Campus Corporation Issue) (University of Massachusetts Project)	5.00	10/1/20	905,000		1,055,203
Massachusetts Development Finance Agency, Revenue (Worcester City Campus Corporation Issue) (University of Massachusetts Project)	5.00	10/1/21	830,000		994,821
Massachusetts Development Finance Agency, Revenue (Worcester Polytechnic Institute Issue)	5.00	9/1/33	680,000		842,500
Massachusetts Development Finance Agency, Revenue (Worcester Polytechnic Institute Issue)	5.00	9/1/34	500,000		619,985
Massachusetts Development Finance Agency, Special Obligation Revenue (Commonwealth Contract Assistance)	5.00	5/1/34	2,755,000		3,311,234
Massachusetts Development Finance Agency, Special Obligation Revenue (Commonwealth Contract Assistance)	5.00	5/1/39	1,460,000		1,750,365
Massachusetts Development Finance Agency, SWDR (Dominion Energy Brayton Point Issue) (Prerefunded)	5.75	5/1/19	2,000,000	[a]	2,265,120
Massachusetts Educational Financing Authority, Education Loan Revenue (Issue I)	4.00	1/1/18	2,500,000		2,587,550
Massachusetts Educational Financing Authority, Education Loan Revenue (Issue I)	5.00	1/1/20	1,400,000		1,547,630
Massachusetts Educational Financing Authority, Education Loan Revenue (Issue J)	5.00	7/1/21	2,350,000		2,680,175
Massachusetts Health and Educational Facilities Authority, Revenue (Berklee College of Music Issue)	5.00	10/1/32	2,000,000		2,092,700
Massachusetts Health and Educational Facilities Authority, Revenue (Berklee College of Music Issue)	5.00	10/1/37	3,350,000		3,502,291
Massachusetts Health and Educational Facilities Authority, Revenue (Cape Cod Healthcare Obligated Group Issue) (Insured; Assured Guaranty Corp.)	5.13	11/15/35	1,000,000		1,128,110
Massachusetts Health and Educational Facilities Authority, Revenue (CareGroup Issue)	5.00	7/1/18	690,000		742,433
Massachusetts Health and Educational Facilities Authority, Revenue (CareGroup Issue) (Capital Asset Program) (Insured; National Public Finance Guarantee Corp.) (Prerefunded)	5.38	8/1/18	1,650,000	[a]	1,799,688

58

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Long-Term Municipal Investments - 96.5% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Massachusetts - 90.5% (continued)
Massachusetts Health and Educational Facilities Authority, Revenue (CareGroup Issue) (Insured; National Public Finance Guarantee Corp.) (Prerefunded)	5.25	7/1/18	1,000,000	[a]	1,084,550
Massachusetts Health and Educational Facilities Authority, Revenue (CareGroup Issue) (Insured; National Public Finance Guarantee Corp.) (Prerefunded)	5.25	7/1/18	1,325,000	[a]	1,437,029
Massachusetts Health and Educational Facilities Authority, Revenue (Dana-Farber Cancer Institute Issue)	5.25	12/1/22	2,750,000		3,044,827
Massachusetts Health and Educational Facilities Authority, Revenue (Dana-Farber Cancer Institute Issue)	5.25	12/1/27	2,000,000		2,202,340
Massachusetts Health and Educational Facilities Authority, Revenue (Isabella Stewart Gardner Museum Issue) (Prerefunded)	5.00	5/1/19	1,000,000	[a]	1,114,200
Massachusetts Health and Educational Facilities Authority, Revenue (Isabella Stewart Gardner Museum Issue) (Prerefunded)	5.00	5/1/19	2,525,000	[a]	2,813,355
Massachusetts Health and Educational Facilities Authority, Revenue (Massachusetts Institute of Technology Issue)	5.50	7/1/22	1,800,000		2,261,952
Massachusetts Health and Educational Facilities Authority, Revenue (Massachusetts Institute of Technology Issue)	5.00	7/1/23	3,335,000		4,187,693
Massachusetts Health and Educational Facilities Authority, Revenue (Northeastern University Issue)	5.00	10/1/24	2,495,000		2,870,597
Massachusetts Health and Educational Facilities Authority, Revenue (Northeastern University Issue)	5.00	10/1/24	1,000,000		1,210,350
Massachusetts Health and Educational Facilities Authority, Revenue (Northeastern University Issue)	5.63	10/1/29	3,000,000		3,410,640
Massachusetts Health and Educational Facilities Authority, Revenue (Northeastern University Issue)	5.00	10/1/30	3,000,000		3,445,470
Massachusetts Health and Educational Facilities Authority, Revenue (Partners HealthCare System Issue)	5.00	7/1/22	115,000		119,120
Massachusetts Health and Educational Facilities Authority, Revenue (Partners HealthCare System Issue) (Prerefunded)	5.00	7/1/17	135,000	[a]	140,040
Massachusetts Health and Educational Facilities Authority, Revenue (Simmons College Issue) (Prerefunded)	7.50	10/1/18	410,000	[a]	467,835
Massachusetts Health and Educational Facilities Authority, Revenue (Simmons College Issue) (Prerefunded)	7.50	10/1/18	590,000	[a]	673,225
Massachusetts Health and Educational Facilities Authority, Revenue (Sterling and Francine Clark Art Institute Issue)	5.00	7/1/40	4,640,000		5,299,530
Massachusetts Health and Educational Facilities Authority, Revenue (Suffolk University Issue)	6.25	7/1/30	2,100,000		2,387,889
Massachusetts Health and Educational Facilities Authority, Revenue (Tufts University Issue) (Prerefunded)	5.25	8/15/18	1,000,000	[a]	1,090,110
Massachusetts Health and Educational Facilities Authority, Revenue (Tufts University Issue) (Prerefunded)	5.38	8/15/18	2,000,000	[a]	2,185,080
Massachusetts Housing Finance Agency, Housing Revenue	4.00	6/1/19	2,620,000		2,807,251
Massachusetts Housing Finance Agency, SFHR	3.50	12/1/46	1,500,000		1,614,105
Massachusetts Port Authority, Revenue	5.00	7/1/19	400,000		447,804
Massachusetts Port Authority, Revenue	4.00	7/1/20	1,000,000		1,118,950
Massachusetts Port Authority, Revenue	5.00	7/1/21	525,000		624,934
Massachusetts Port Authority, Revenue	5.00	7/1/24	315,000		394,078
Massachusetts Port Authority, Revenue	5.00	7/1/27	1,345,000		1,601,599
Massachusetts Port Authority, Revenue	5.00	7/1/28	2,500,000		2,882,275
Massachusetts Port Authority, Revenue	5.00	7/1/28	200,000		247,262
Massachusetts Port Authority, Revenue	5.00	7/1/29	200,000		245,902
Massachusetts Port Authority, Revenue	5.00	7/1/31	1,500,000		1,815,015
Massachusetts Port Authority, Revenue	5.00	7/1/33	2,000,000		2,463,960
Massachusetts School Building Authority, Senior Dedicated Sales Tax Revenue	5.00	8/15/20	1,800,000		2,092,446
Massachusetts School Building Authority, Senior Dedicated Sales Tax Revenue	5.00	8/15/26	4,000,000		4,872,160

59

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Long-Term Municipal Investments - 96.5% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Massachusetts - 90.5% (continued)
Massachusetts School Building Authority, Senior Dedicated Sales Tax Revenue	5.00	8/15/29	2,700,000		3,281,796
Massachusetts School Building Authority, Senior Dedicated Sales Tax Revenue	5.00	8/15/30	2,000,000		2,444,120
Massachusetts School Building Authority, Senior Dedicated Sales Tax Revenue	4.00	8/15/32	5,000,000		5,697,400
Massachusetts Turnpike Authority, Turnpike Revenue (Insured; National Public Finance Guarantee Corp.) (Escrowed to Maturity)	5.00	1/1/20	3,105,000		3,344,861
Massachusetts Water Pollution Abatement Trust, (Pool Program)	5.00	8/1/18	75,000		75,283
Massachusetts Water Pollution Abatement Trust, (Pool Program)	5.25	8/1/20	1,700,000		1,993,505
Massachusetts Water Pollution Abatement Trust, (Pool Program)	5.25	8/1/22	2,350,000		2,918,441
Massachusetts Water Pollution Abatement Trust, State Revolving Fund Revenue	5.00	8/1/23	3,000,000		3,762,960
Massachusetts Water Pollution Abatement Trust, Water Pollution Abatement Revenue (MWRA Program)	5.75	8/1/29	155,000		155,659
Massachusetts Water Resources Authority, General Revenue	5.50	8/1/21	2,000,000		2,440,940
Massachusetts Water Resources Authority, General Revenue	5.00	8/1/27	2,570,000		3,187,597
Massachusetts Water Resources Authority, General Revenue	5.00	8/1/27	5,000,000		5,779,500
Massachusetts Water Resources Authority, General Revenue (Insured; National Public Finance Guarantee Corp.) (Prerefunded)	5.25	8/1/17	160,000	[a]	166,893
Massachusetts Water Resources Authority, General Revenue (Insured; National Public Finance Guarantee Corp.) (Prerefunded)	5.25	8/1/17	65,000	[a]	67,800
Massachusetts Water Resources Authority, General Revenue (Insured; National Public Finance Guarantee Corp.) (Prerefunded)	5.25	8/1/17	95,000	[a]	99,093
Massachusetts Water Resources Authority, General Revenue (Prerefunded)	5.00	8/1/21	500,000	[a]	598,595
Metropolitan Boston Transit Parking Corporation, Systemwide Senior Lien Parking Revenue	5.00	7/1/25	1,000,000		1,177,410
Newton, GO (Municipal Purpose Loan)	4.00	1/15/25	1,420,000		1,721,551
Norwood, GO (Municipal Purpose Loan)	4.00	7/15/24	1,565,000		1,879,815
		333,611,847
Michigan - .6%
Michigan Finance Authority, HR (Trinity Health Credit Group)	5.00	12/1/33	2,000,000		2,359,840
New Jersey - 1.9%
New Jersey Economic Development Authority, School Facilities Construction Revenue (Insured; AMBAC)	5.25	12/15/20	1,760,000		2,001,789
New Jersey Economic Development Authority, School Facilities Construction Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	6/15/25	2,000,000		2,398,500
New Jersey Economic Development Authority, School Facilities Construction Revenue (Insured; National Public Finance Guarantee Corp.)	5.25	12/15/21	2,160,000		2,512,382
		6,912,671
New York - 1.1%
New York Liberty Development Corporation, Revenue (3 World Trade Center Project)	5.00	11/15/44	1,750,000	[d]	2,036,002
New York State Energy Research and Development Authority, PCR (New York State Electric and Gas Corporation Project)	2.00	5/1/20	2,000,000		2,054,800
		4,090,802
U.S. Related - 1.8%
Guam, Business Privilege Tax Revenue	5.00	1/1/25	1,500,000		1,712,655
Guam, Hotel Occupancy Tax Revenue	6.00	11/1/26	500,000		601,040
Guam, LOR (Section 30) (Prerefunded)	5.63	12/1/19	1,000,000	[a]	1,153,890

60

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Long-Term Municipal Investments - 96.5% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
U.S. Related - 1.8% (continued)
Puerto Rico Commonwealth, Public Improvement GO (Insured; National Public Finance Guarantee Corp.)	5.50	7/1/19	1,000,000		1,070,890
Puerto Rico Electric Power Authority, Power Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	7/1/17	1,000,000		1,013,220
Puerto Rico Infrastructure Financing Authority, Special Tax Revenue	5.00	7/1/20	2,000,000	[e]	347,500
Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue (First Subordinate Series)	6.75	8/1/32	1,000,000		537,230
Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	750,000	[f]	232,823
		6,669,248
Total Long-Term Municipal Investments (cost $335,774,339)					355,771,575
Short-Term Municipal Investments - 1.6%
Massachusetts - 1.6%
Massachusetts Health and Educational Facilities Authority, Revenue (Museum of Fine Arts Issue) (Liquidity Facility; Bank of America)	0.60	9/1/16	2,100,000	[g]	2,100,000
Massachusetts Health and Educational Facilities Authority, Revenue (Museum of Fine Arts Issue) (Liquidity Facility; Wells Fargo Bank)	0.59	9/1/16	400,000	[g]	400,000
Massachusetts Health and Educational Facilities Authority, Revenue (The Henry Heywood Memorial Hospital Issue) (LOC; TD Bank)	0.57	9/1/16	3,200,000	[g]	3,200,000
Massachusetts Health and Educational Facilities Authority, Revenue (Tufts University Issue) (Liquidity Facility; U.S. Bank NA)	0.57	9/1/16	200,000	[g]	200,000
Total Short-Term Municipal Investments (cost $5,900,000)					5,900,000
Total Investments (cost $341,674,339)			98.1%		361,671,575
Cash and Receivables (Net)			1.9%		6,846,828
Net Assets			100.0%		368,518,403

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

b Variable rate security—rate shown is the interest rate in effect at period end.

c Security issued with a zero coupon. Income is recognized through the accretion of discount.

d Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2016, this security was valued at $2,036,002 or .55% of net assets.

e Non-income producing—security in default.

f Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

g Variable rate demand note—rate shown is the interest rate in effect at August 31, 2016. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

61

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Education	32.0
Health Care	10.9
Transportation Services	10.7
Prerefunded	7.5
Utility-Water and Sewer	7.1
Special Tax	6.8
State/Territory	6.6
City	4.2
Housing	2.0
Industrial	1.1
Utility-Electric	.9
Pollution Control	.0
Other	8.3
98.1

† Based on net assets.

See notes to financial statements.

62

BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Long-Term Municipal Investments - 98.5%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Illinois - .6%
Chicago, GO (Neighborhoods Alive 21 Program)	5.25	1/1/22	1,150,000		1,248,245
Michigan - .7%
Michigan Finance Authority, HR (Trinity Health Credit Group)	5.00	12/1/33	1,150,000		1,356,908
New Jersey - 1.4%
New Jersey Economic Development Authority, School Facilities Construction Revenue (Insured; AMBAC)	5.25	12/15/20	1,000,000		1,137,380
New Jersey Economic Development Authority, School Facilities Construction Revenue (Insured; National Public Finance Guarantee Corp.)	5.25	12/15/21	1,265,000		1,471,372
		2,608,752
New York - 91.4%
Albany County Airport Authority, Airport Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	12/15/23	1,500,000		1,704,720
Albany Industrial Development Agency, Civic Facility Revenue (Saint Peter's Hospital of the City of Albany Project) (Prerefunded)	5.75	11/15/17	2,500,000	[a]	2,656,525
Battery Park City Authority, Senior Revenue	5.00	11/1/23	1,065,000		1,355,223
Brooklyn Arena Local Development Corporation, PILOT Revenue (Barclays Center) (Insured; Assured Guaranty Municipal Corp.)	4.00	7/15/35	2,000,000		2,254,180
Dutchess County Local Development Corporation, Revenue (Health Quest Systems, Inc. Project)	5.00	7/1/27	2,000,000		2,527,060
Erie County Fiscal Stability Authority, Sales Tax and State Aid Secured Revenue	5.00	12/1/24	1,000,000		1,197,830
Haverstraw-Stony Point Central School District, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	10/15/33	725,000		887,016
Haverstraw-Stony Point Central School District, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	10/15/34	730,000		889,841
Haverstraw-Stony Point Central School District, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	10/15/35	2,900,000		3,524,167
Long Island Power Authority, Electric System General Revenue	5.00	5/1/20	1,000,000		1,141,710
Long Island Power Authority, Electric System General Revenue	5.00	5/1/21	1,000,000		1,174,270
Long Island Power Authority, Electric System General Revenue	5.00	9/1/24	1,270,000		1,585,455
Metropolitan Transportation Authority, Dedicated Tax Fund Revenue	5.25	11/15/28	3,000,000		3,973,680
Metropolitan Transportation Authority, Transportation Revenue	6.25	11/15/23	65,000		72,902
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/24	1,465,000		1,856,873
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/28	2,375,000		2,882,632
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/30	1,190,000		1,276,049
Metropolitan Transportation Authority, Transportation Revenue (Insured; Assured Guaranty Municipal Corp.)	0.99	11/1/22	2,200,000	[b]	2,134,000
Metropolitan Transportation Authority, Transportation Revenue (Prerefunded)	6.25	11/15/18	235,000	[a]	263,741
Monroe County Industrial Development Corporation, Revenue (Saint John Fisher College Project)	5.00	6/1/17	1,740,000		1,789,381
Nassau County, GO	5.00	10/1/20	2,000,000		2,243,260
Nassau County, GO (General Improvement Bonds)	5.00	4/1/29	1,500,000		1,826,655
Nassau County, GO (General Improvement Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	10/1/23	1,100,000		1,356,542
Nassau County, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/22	145,000		156,046

63

STATEMENT OF INVESTMENTS (continued)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Long-Term Municipal Investments - 98.5% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
New York - 91.4% (continued)
Nassau County Sewer and Storm Water Finance Authority, System Revenue (Insured; Berkshire Hathaway Assurance Corporation) (Prerefunded)	5.38	11/1/18	1,000,000	[a]	1,104,110
New York City, GO	5.00	8/1/23	1,050,000		1,307,890
New York City, GO	5.25	9/1/23	1,000,000		1,091,260
New York City Industrial Development Agency, PILOT Revenue (Yankee Stadium Project) (Insured; Assured Guaranty Corp.)	7.00	3/1/49	1,000,000		1,151,150
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue	5.00	6/15/44	2,110,000		2,458,677
New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue	5.00	11/1/18	1,750,000		1,914,955
New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue	5.00	11/1/25	1,000,000		1,309,990
New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue	5.00	5/1/29	2,000,000		2,410,680
New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue	5.00	11/1/31	1,980,000		2,297,552
New York City Trust for Cultural Resources, Revenue (The Juilliard School)	5.00	1/1/34	2,000,000		2,195,240
New York City Trust for Cultural Resources, Revenue (The Juilliard School)	5.00	1/1/39	2,500,000		2,742,225
New York City Trust for Cultural Resources, Revenue (The Museum of Modern Art)	4.00	4/1/30	1,000,000		1,185,810
New York City Trust for Cultural Resources, Revenue (The Museum of Modern Art)	4.00	4/1/31	1,000,000		1,178,800
New York City Trust for Cultural Resources, Revenue (Wildlife Conservation Society)	5.00	8/1/27	1,120,000		1,397,178
New York City Trust for Cultural Resources, Revenue (Wildlife Conservation Society)	5.00	8/1/31	1,480,000		1,811,476
New York Liberty Development Corporation, Liberty Revenue (7 World Trade Center Project)	5.00	9/15/29	1,000,000		1,201,850
New York Liberty Development Corporation, Liberty Revenue (7 World Trade Center Project)	5.00	9/15/40	615,000		728,277
New York Liberty Development Corporation, Revenue (3 World Trade Center Project)	5.00	11/15/44	1,500,000	[c]	1,745,145
New York Local Government Assistance Corporation, Subordinate Lien Revenue	5.00	4/1/21	2,560,000		2,934,195
New York Local Government Assistance Corporation, Subordinate Lien Revenue	5.00	4/1/23	1,395,000		1,597,289
New York State, GO	5.00	2/15/26	2,600,000		2,869,282
New York State Dormitory Authority, Consolidated Revenue (City University System) (Insured; National Public Finance Guarantee Corp.)	5.75	7/1/18	695,000		737,465
New York State Dormitory Authority, Mental Health Services Facilities Improvement Revenue (Insured; Assured Guaranty Municipal Corp.) (Escrowed to Maturity)	5.00	2/15/17	5,000		5,102
New York State Dormitory Authority, Revenue (Columbia University)	5.00	10/1/41	2,500,000		2,939,250
New York State Dormitory Authority, Revenue (Convent of the Sacred Heart) (Insured; Assured Guaranty Municipal Corp.)	5.63	11/1/35	1,000,000		1,194,540
New York State Dormitory Authority, Revenue (Icahn School of Medicine at Mount Sinai)	5.00	7/1/23	1,000,000		1,221,060
New York State Dormitory Authority, Revenue (Mount Sinai Hospital Obligated Group)	5.00	7/1/26	3,000,000		3,418,560
New York State Dormitory Authority, Revenue (New York University)	5.00	7/1/31	2,000,000		2,500,100
New York State Dormitory Authority, Revenue (New York University)	5.00	7/1/37	650,000		779,922
New York State Dormitory Authority, Revenue (New York University)	5.00	7/1/37	2,155,000		2,582,724
New York State Dormitory Authority, Revenue (New York University)	5.00	7/1/43	2,400,000		2,867,808
New York State Dormitory Authority, Revenue (Rochester Institute of Technology)	5.00	7/1/23	1,000,000		1,144,370

64

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Long-Term Municipal Investments - 98.5% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
New York - 91.4% (continued)
New York State Dormitory Authority, Revenue (School Districts Revenue Financing Program)	5.00	10/1/18	1,540,000	1,675,535
New York State Dormitory Authority, Revenue (The New School)	5.00	7/1/32	1,530,000	1,858,476
New York State Dormitory Authority, Revenue (The Rockefeller University)	5.00	7/1/40	3,000,000	3,353,610
New York State Dormitory Authority, Revenue (Upstate Community Colleges) (Insured; National Public Finance Guarantee Corp.)	5.50	7/1/23	565,000	720,528
New York State Dormitory Authority, State Personal Income Tax Revenue (Education)	5.75	3/15/36	1,000,000	1,128,530
New York State Dormitory Authority, State Personal Income Tax Revenue (General Purpose)	5.00	2/15/20	1,000,000	1,145,080
New York State Dormitory Authority, State Personal Income Tax Revenue (General Purpose)	5.00	3/15/20	1,000,000	1,148,290
New York State Dormitory Authority, State Personal Income Tax Revenue (General Purpose)	5.00	3/15/32	1,500,000	1,878,855
New York State Dormitory Authority, State Sales Tax Revenue	5.00	3/15/21	1,000,000	1,188,310
New York State Dormitory Authority, State Sales Tax Revenue	5.00	3/15/26	1,500,000	1,908,915
New York State Dormitory Authority, State Sales Tax Revenue	5.00	3/15/33	1,215,000	1,524,157
New York State Energy Research and Development Authority, PCR (New York State Electric and Gas Corporation Project)	2.00	5/1/20	2,000,000	2,054,800
New York State Enviornmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue (New York City Municipal Water Finance Authority Projects)	5.00	6/15/26	2,000,000	2,514,960
New York State Environmental Facilities Corporation, State Revolving Funds Revenue (Master Financing Program) (Green Bonds)	5.00	5/15/26	2,700,000	3,459,915
New York State Medical Care Facilities Finance Agency, Secured Mortgage Revenue (Collateralized; SONYMA)	6.38	11/15/20	135,000	135,662
New York State Thruway Authority, General Revenue	5.00	1/1/32	1,000,000	1,218,910
New York State Thruway Authority, General Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/31	2,000,000	2,468,760
New York State Thruway Authority, General Revenue Junior Indebtedness Obligations	5.00	5/1/19	1,000,000	1,111,810
New York State Thruway Authority, General Revenue Junior Indebtedness Obligations	4.00	1/1/37	400,000	452,148
New York State Thruway Authority, General Revenue Junior Indebtedness Obligations	4.00	1/1/38	1,000,000	1,128,590
New York State Urban Development Corporation, Service Contract Revenue	5.00	1/1/20	2,075,000	2,361,806
New York State Urban Development Corporation, Service Contract Revenue	5.25	1/1/24	2,375,000	2,573,075
New York State Urban Development Corporation, State Personal Income Tax Revenue (General Purpose)	5.00	3/15/23	1,410,000	1,749,993
New York State Urban Development Corporation, State Personal Income Tax Revenue (General Purpose)	5.00	3/15/25	1,000,000	1,290,080
New York State Urban Development Corporation, State Personal Income Tax Revenue (General Purpose)	5.00	3/15/29	1,000,000	1,222,790
New York Transportation Development Corporation, Special Facility Revenue (LaGuardia Airport Terminal B Redevelopment Project) (Insured; Assured Guaranty Municipal Corp.)	4.00	7/1/37	2,000,000	2,153,120
Onondaga County Trust for Cultural Resources, Revenue (Syracuse University Project)	5.00	12/1/19	2,500,000	2,846,100
Oyster Bay, Public Improvement GO (Insured; Assured Guaranty Municipal Corp.)	4.00	11/1/19	2,000,000	2,163,920
Oyster Bay, Public Improvement GO (Insured; Assured Guaranty Municipal Corp.)	5.00	3/15/21	1,330,000	1,522,797
Oyster Bay, Public Improvement GO (Insured; Build America Mutual Assurance Company)	5.00	8/15/22	1,715,000	2,005,435
Port Authority of New York and New Jersey, (Consolidated Bonds, 189th Series)	5.00	5/1/30	1,000,000	1,256,610

65

STATEMENT OF INVESTMENTS (continued)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Long-Term Municipal Investments - 98.5% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
New York - 91.4% (continued)
Rockland County, GO (Insured; Build America Mutual Assurance Company)	5.00	6/1/23	575,000		695,279
Sales Tax Asset Receivable Corporation, Sales Tax Asset Revenue	5.00	10/15/21	1,585,000		1,911,304
Sales Tax Asset Receivable Corporation, Sales Tax Asset Revenue	5.00	10/15/23	2,000,000		2,524,920
Sales Tax Asset Receivable Corporation, Sales Tax Asset Revenue	5.00	10/15/31	1,060,000		1,338,059
Suffolk County, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	2/1/22	1,000,000		1,190,490
Suffolk County, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	5/15/24	2,205,000		2,742,866
Triborough Bridge and Tunnel Authority, General Purpose Revenue (Prerefunded)	5.25	1/1/22	1,000,000	[a]	1,225,130
Utility Debt Securitization Authority of New York, Restructuring Bonds	5.00	12/15/25	1,000,000		1,260,460
Utility Debt Securitization Authority of New York, Restructuring Bonds	5.00	6/15/26	2,000,000		2,527,860
Westchester County Health Care Corporation, Senior Lien Revenue	5.00	11/1/20	1,400,000		1,607,032
Westchester County Health Care Corporation, Senior Lien Revenue	5.00	11/1/24	1,500,000		1,744,470
Westchester County Local Development Corporation, Revenue (Westchester Medical Center Obligated Group Project)	5.00	11/1/28	1,000,000		1,237,340
Yonkers, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/21	2,640,000		3,136,663
		173,117,130
Texas - 1.3%
North Texas Tollway Authority, Second Tier System Revenue	5.00	1/1/33	2,000,000		2,407,320
U.S. Related - 3.1%
Guam, Business Privilege Tax Revenue	5.00	1/1/24	1,000,000		1,147,200
Guam, Hotel Occupancy Tax Revenue	5.00	11/1/16	1,000,000		1,006,910
Puerto Rico Commonwealth, Public Improvement GO (Insured; National Public Finance Guarantee Corp.)	5.50	7/1/19	2,500,000		2,677,225
Puerto Rico Housing Finance Authority, Capital Fund Program Revenue (Puerto Rico Housing Administration Projects)	5.00	12/1/18	260,000		266,669
Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue (First Subordinate Series)	6.75	8/1/32	1,200,000		644,676
Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	500,000	[d]	155,215
		5,897,895
Total Long-Term Municipal Investments (cost $175,276,976)					186,636,250

66

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Short-Term Municipal Investments - 1.5%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
New York - 1.5%
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue (Liquidity Facility; Mizuho Bank, Ltd.)	0.60	9/1/16	1,100,000	[e]	1,100,000
New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue (Liquidity Facility; JPMorgan Chase Bank)	0.59	9/1/16	1,100,000	[e]	1,100,000
New York State Dormitory Authority, Consolidated Fifth General Resolution Revenue (City University System) (LOC; TD Bank)	0.57	9/7/16	100,000	[e]	100,000
New York State Housing Finance Agency, Housing Revenue (160 Madison Avenue) (LOC; PNC Bank NA)	0.58	9/1/16	500,000	[e]	500,000
Total Short-Term Municipal Investments (cost $2,800,000)					2,800,000
Total Investments (cost $178,076,976)			100.0%		189,436,250
Liabilities, Less Cash and Receivables			0.0%		(61,091)
Net Assets			100.0%		189,375,159

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

b Variable rate security—rate shown is the interest rate in effect at period end.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2016, this security was valued at $1,745,145 or .92% of net assets.

d Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

e Variable rate demand note—rate shown is the interest rate in effect at August 31, 2016. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

Portfolio Summary (Unaudited) †	Value (%)
Education	22.6
Special Tax	18.2
Transportation Services	14.6
County	7.3
Utility-Water and Sewer	6.5
Health Care	6.3
City	4.1
Utility-Electric	4.0
Industrial	3.6
Prerefunded	2.8
Lease	.7
Housing	.3
Other	9.0
100.0

† Based on net assets.

See notes to financial statements.

67

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund
Long-Term Municipal Investments - 106.3%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Alabama - 1.7%
Jefferson County, Limited Obligation School Warrants (Insured; Assured Guaranty Municipal Corp.)	5.25	1/1/18	5,000,000		5,049,900
Jefferson County, Subordinate Lien Sewer Revenue Warrants	6.00	10/1/42	5,000,000		6,076,950
Lower Alabama Gas District, Gas Project Revenue	5.00	9/1/46	5,170,000		7,029,804
Tuscaloosa Public Educational Building Authority, Student Housing Revenue (Ridgecrest Student Housing, LLC University of Alabama Ridgecrest Residential Project) (Insured; Assured Guaranty Corp.)	6.75	7/1/33	1,100,000		1,206,865
		19,363,519
Arizona - 1.0%
Arizona Board of Regents, Arizona State University System Revenue (Polytechnic Campus Project) (Prerefunded)	6.00	7/1/18	750,000	[a]	823,943
Arizona Health Facilities Authority, HR (Phoenix Children's Hospital)	5.00	2/1/42	6,000,000		6,766,680
University Medical Center Corporation, HR (Prerefunded)	6.00	7/1/21	2,500,000	[a]	3,097,000
		10,687,623
California - 18.0%
Alameda Corridor Transportation Authority, Second Subordinate Lien Revenue	5.00	10/1/35	2,500,000		3,061,450
Alameda Corridor Transportation Authority, Second Subordinate Lien Revenue (Insured; Assured Guaranty Municipal Corp.)	4.00	10/1/35	1,500,000		1,685,190
Alameda Corridor Transportation Authority, Second Subordinate Lien Revenue (Insured; Assured Guaranty Municipal Corp.)	3.13	10/1/36	2,500,000		2,543,350
Alameda Corridor Transportation Authority, Second Subordinate Lien Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	10/1/36	1,000,000		1,229,600
Alameda Corridor Transportation Authority, Second Subordinate Lien Revenue (Insured; Assured Guaranty Municipal Corp.)	4.00	10/1/37	1,000,000		1,118,750
Alameda Corridor Transportation Authority, Second Subordinate Lien Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	10/1/37	1,325,000		1,623,893
Anaheim Public Financing Authority, LR (Anaheim Convention Center Expansion Project)	5.00	5/1/46	2,000,000		2,405,540
California, GO (Various Purpose)	5.00	9/1/37	2,000,000		2,498,720
California, GO (Various Purpose)	5.50	3/1/40	7,950,000		9,138,922
California, GO (Various Purpose)	5.00	9/1/46	4,430,000		5,521,198
California Health Facilities Financing Authority, Revenue (Providence Health and Services) (Prerefunded)	6.50	10/1/18	10,000	[a]	11,220
California Health Facilities Financing Authority, Revenue (Saint Joseph Health System)	5.00	7/1/37	2,270,000		2,699,688
California Infrastructure and Economic Development Bank, Revenue (The J. David Gladstone Institutes Project)	5.25	10/1/34	900,000		1,059,750
California Municipal Finance Authority, Revenue (Emerson College Issue)	6.00	1/1/42	6,000,000		7,248,720
California Municipal Finance Authority, Revenue (Southwestern Law School)	6.50	11/1/31	300,000		363,750
California Municipal Finance Authority, Student Housing Revenue (Bowles Hall Foundation)	5.00	6/1/35	600,000		695,412
California Municipal Finance Authority, Student Housing Revenue (Bowles Hall Foundation)	5.00	6/1/50	2,750,000		3,146,192
California Pollution Control Financing Authority, Water Furnishing Revenue (San Diego County Water Authority Desalination Project Pipeline)	5.00	11/21/45	6,000,000	[b]	6,171,540
California State Public Works Board, LR (Judicial Council of California) (Various Judicial Council Projects)	5.00	12/1/31	2,000,000		2,376,560

68

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal Investments - 106.3% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
California - 18.0% (continued)
California State University Trustees, Systemwide Revenue	5.00	11/1/41	3,000,000		3,742,590
California State University Trustees, Systemwide Revenue	4.00	11/1/45	500,000		564,495
California Statewide Communities Development Authority, Mortgage Revenue (Methodist Hospital of Southern California Project) (Collateralized; FHA) (Prerefunded)	6.75	8/1/19	2,230,000	[a]	2,623,171
California Statewide Communities Development Authority, Revenue (Loma Linda University Medical Center)	5.00	12/1/36	2,500,000	[b]	2,906,075
California Statewide Communities Development Authority, Revenue (Loma Linda University Medical Center)	5.00	12/1/41	2,500,000	[b]	2,876,500
California Statewide Communities Development Authority, Revenue (Loma Linda University Medical Center)	5.25	12/1/44	2,000,000		2,309,240
California Statewide Communities Development Authority, Revenue (Loma Linda University Medical Center)	5.00	12/1/46	3,500,000	[b]	4,011,280
California Statewide Communities Development Authority, Revenue (Sutter Health)	6.00	8/15/42	6,000,000		7,194,240
California Statewide Communities Development Authority, Revenue (University of California, Irvine East Campus Apartments)	5.00	5/15/40	3,000,000		3,642,690
California Statewide Communities Development Authority, Student Housing Revenue (University of California, Irvine East Campus Apartments, Phase 1 Refunding- CHF - Irvine, L.L.C.)	5.38	5/15/38	1,900,000		2,209,282
Capistrano Unified School District Community Facilities District Number 90-2, Special Tax Bonds (Improvement Area Number 2002-1) (Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/32	4,000,000		4,745,760
Galt Redevelopment Agency, Tax Allocation Revenue (Galt Redevelopment Project)	7.38	9/1/33	2,000,000		2,488,940
Grant Joint Union High School District, GO (Insured; Assured Guaranty Municipal Corp.)	0.00	8/1/29	2,080,000	[c]	1,471,642
Grant Joint Union High School District, GO (Insured; Assured Guaranty Municipal Corp.)	0.00	2/1/33	4,380,000	[c]	2,736,843
Irvine Reassessment District Number 12-1, Limited Obligation Improvement Bonds	4.00	9/2/29	1,000,000		1,101,680
JPMorgan Chase Putters/Drivers Trust (Series 3847), (Los Angeles Department of Airports, Senior Revenue (Los Angeles International Airport)) Non-recourse	5.25	5/15/18	10,000,000	[b,d]	11,589,800
Long Beach, Marina Revenue (Alamitos Bay Marina Project)	5.00	5/15/40	2,500,000		2,905,425
Long Beach, Marina Revenue (Alamitos Bay Marina Project)	5.00	5/15/45	2,000,000		2,312,680
Los Angeles County Public Works Financing Authority, LR (Multiple Capital Projects)	5.00	12/1/34	1,000,000		1,223,680
Los Angeles County Public Works Financing Authority, LR (Multiple Capital Projects)	5.00	12/1/39	1,000,000		1,212,680
Los Angeles Unified School District, GO	5.00	1/1/34	1,000,000		1,121,170
Metropolitan Water District of Southern California, Water Revenue (Build America Bonds)	6.54	7/1/39	4,600,000		5,187,006
Metropolitan Water District of Southern California, Water Revenue (Build America Bonds)	6.95	7/1/40	4,000,000		4,755,000
New Haven Unified School District, GO (Insured; Assured Guaranty Corp.)	0.00	8/1/32	2,500,000	[c]	1,592,400
Northern California Gas Authority Number 1, Gas Project Revenue	1.15	7/1/27	660,000	[e]	603,029
Oakland Unified School District, GO	5.00	8/1/40	3,000,000		3,654,990
Oakland Unified School District, GO (Build America Bonds)	9.50	8/1/34	10,000,000		12,136,100
Riverside County Transportation Commission, Sales Tax Revenue	5.25	6/1/30	2,000,000		2,503,020
Riverside County Transportation Commission, Sales Tax Revenue	5.25	6/1/31	2,000,000		2,497,180
Riverside County Transportation Commission, Sales Tax Revenue	5.25	6/1/33	3,500,000		4,359,845
Riverside County Transportation Commission, Senior Lien Toll Revenue	5.75	6/1/44	2,000,000		2,386,260
Riverside County Transportation Commission, Senior Lien Toll Revenue	5.75	6/1/48	5,000,000		5,962,250

69

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal Investments - 106.3% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
California - 18.0% (continued)
San Diego Unified School District, GO	0.00	7/1/25	4,000,000	[c]	3,334,760
San Diego Unified School District, GO (Dedicated Unlimited Ad Valorem Property Tax Bonds)	4.00	7/1/35	2,205,000		2,501,154
San Francisco City and County Redevelopment Agency Community Facilities District Number 6, Special Tax Revenue (Mission Bay South Public Improvements)	0.00	8/1/38	2,000,000	[c]	640,420
San Francisco City and County Redevelopment Agency Community Facilities District Number 6, Special Tax Revenue (Mission Bay South Public Improvements)	0.00	8/1/43	7,835,000	[c]	1,853,448
San Francisco City and County Redevelopment Financing Authority, Tax Allocation Revenue (San Francisco Redevelopment Projects)	6.63	8/1/41	1,250,000		1,523,162
San Joaquin Hills Transportation Corridor Agency, Senior Lien Toll Road Revenue	5.00	1/15/50	5,000,000		5,803,600
South Bayside Waste Management Authority, Solid Waste Enterprise Revenue (Shoreway Environmental Center)	6.00	9/1/36	1,000,000		1,146,770
University of California Regents, Limited Project Revenue	5.00	5/15/37	14,605,000		17,411,205
		199,440,907
Colorado - .2%
City and County of Denver, Airport System Revenue (Insured: Assured Guaranty Corp. and National Public Finance Guarantee Corp.)	5.25	11/15/19	1,000,000		1,052,850
Colorado Health Facilities Authority, Revenue (Catholic Health Initiatives)	6.00	10/1/23	500,000		550,510
		1,603,360
Delaware - 1.3%
JPMorgan Chase Putters/Drivers Trust (Series 4359), (University of Delaware, Revenue) Non-recourse	5.00	5/1/21	12,230,000	[b,d]	14,660,956
District of Columbia - 1.2%
District of Columbia, Revenue (Friendship Public Charter School, Inc. Issue)	5.00	6/1/32	3,500,000		3,945,235
District of Columbia, Revenue (Knowledge is Power Program, District of Columbia Issue)	6.00	7/1/33	1,100,000		1,328,558
District of Columbia, Revenue (Knowledge is Power Program, District of Columbia Issue)	6.00	7/1/43	1,700,000		2,049,452
District of Columbia, Revenue (Knowledge is Power Program, District of Columbia Issue)	6.00	7/1/48	1,450,000		1,738,347
District of Columbia Water and Sewer Authority, Public Utility Subordinate Lien Revenue	5.00	10/1/39	3,000,000		3,698,850
		12,760,442
Florida - 3.5%
Brevard County Health Facilities Authority, Health Facilities Revenue (Health First, Inc. Project) (Prerefunded)	7.00	4/1/19	1,675,000	[a]	1,946,082
Collier County Health Facilities Authority, Residential Care Facility Revenue (The Moorings Inc.)	5.00	5/1/45	2,500,000		2,942,650
Florida Municipal Power Agency, All-Requirements Power Supply Project Revenue (Prerefunded)	6.25	10/1/19	1,000,000	[a]	1,166,650
Higher Educational Facilities Financing Authority, Revenue (The University of Tampa Project)	5.25	4/1/42	1,100,000		1,261,029
Jacksonville, Better Jacksonville Sales Tax Revenue	5.00	10/1/30	750,000		892,815
Miami Beach Redevelopment Agency, Tax Increment Revenue (City Center/Historic Convention Village) (Insured; Assured Guaranty Municipal Corp.)	5.00	2/1/40	7,545,000		8,926,640
Miami-Dade County, Aviation Revenue (Miami International Airport)	5.50	10/1/41	1,200,000		1,383,612
Miami-Dade County, Seaport Revenue	5.50	10/1/42	14,145,000		17,057,031

70

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal Investments - 106.3% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Florida - 3.5% (continued)
Miami-Dade County Expressway Authority, Toll System Revenue	5.00	7/1/40	1,050,000		1,193,325
Sarasota County Public Hospital District, HR (Sarasota Memorial Hospital Project)	5.63	7/1/39	2,000,000		2,223,840
		38,993,674
Georgia - .5%
Atlanta Development Authority, Senior Lien Revenue (New Downtown Atlanta Stadium Project)	5.25	7/1/44	1,500,000		1,847,805
Burke County Development Authority, PCR (Oglethorpe Power Corporation Vogtle Project)	7.00	1/1/23	1,000,000		1,077,300
Gainesville and Hall County Development Authority, Retirement Community Revenue (ACTS Retirement - Life Communities, Inc. Obligated Group)	5.00	11/15/33	2,225,000		2,710,918
		5,636,023
Hawaii - 3.7%
Hawaii Department of Budget and Finance, Special Purpose Revenue (Hawaiian Electric Company, Inc. and Subsidiary Projects)	6.50	7/1/39	6,000,000		6,795,660
Hawaii Department of Budget and Finance, Special Purpose Revenue (The Queen's Health Systems)	5.00	7/1/35	7,000,000		8,546,650
Hawaii Department of Budget and Finance, Special Purpose Senior Living Revenue (Kahala Nui)	5.13	11/15/32	1,000,000		1,127,000
Hawaii Department of Budget and Finance, Special Purpose Senior Living Revenue (Kahala Nui)	5.25	11/15/37	1,000,000		1,129,810
JPMorgan Chase Putters/Drivers Trust (Series 4007), (Hawaii, GO) Non-recourse	5.00	12/1/19	20,000,000	[b,d]	23,812,505
		41,411,625
Idaho - .4%
Idaho Health Facilities Authority, Revenue (Trinity Health Credit Group)	5.00	12/1/32	3,900,000		4,595,058
Illinois - 8.8%
Chicago, Customer Facility Charge Senior Lien Revenue (Chicago O'Hare International Airport) (Insured; Assured Guaranty Municial Corp.)	5.50	1/1/43	4,000,000		4,750,240
Chicago, General Airport Senior Lien Revenue (Chicago O'Hare International Airport)	5.00	1/1/31	15,000,000		18,105,450
Chicago, General Airport Third Lien Revenue (Chicago O'Hare International Airport)	5.75	1/1/39	2,500,000		2,925,750
Chicago, General Airport Third Lien Revenue (Chicago O'Hare International Airport)	6.50	1/1/41	5,000,000		6,070,750
Chicago, GO	5.50	1/1/40	5,000,000		5,244,700
Chicago, GO	5.50	1/1/42	1,750,000		1,833,195
Chicago, GO	5.50	1/1/42	1,250,000		1,309,425
Chicago, GO	7.75	1/1/42	7,350,000		7,875,231
Chicago, GO (Project and Refunding Series)	5.00	1/1/35	5,000,000		5,144,950
Chicago Board of Education, Unlimited Tax GO (Dedicated Alternate Revenues)	5.25	12/1/39	8,500,000		8,020,260
Chicago Board of Education, Unlimited Tax GO (Dedicated Revenues)	7.00	12/1/44	2,500,000		2,660,575
Illinois, GO	5.50	7/1/33	2,500,000		2,843,725
Illinois, GO	5.50	7/1/38	2,500,000		2,820,850
Illinois, GO	5.00	2/1/39	5,000,000		5,431,600
Illinois Finance Authority, Revenue (Benedictine University Project)	6.25	10/1/33	2,760,000		3,197,708
Illinois Finance Authority, Revenue (Franciscan Communities, Inc.)	5.25	5/15/47	4,250,000		4,648,352

71

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal Investments - 106.3% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Illinois - 8.8% (continued)
Illinois Finance Authority, Revenue (Lutheran Home and Services Obligated Group)	5.63	5/15/42	3,000,000		3,264,630
Illinois Finance Authority, Revenue (Rehabilitation Institute of Chicago)	5.50	7/1/28	1,560,000		1,874,496
Illinois Finance Authority, Revenue (Rehabilitation Institute of Chicago)	6.50	7/1/34	2,140,000		2,348,094
Illinois Finance Authority, Revenue (Rehabilitation Institute of Chicago)	6.00	7/1/43	5,000,000		6,129,800
Illinois Finance Authority, Revenue (The Art Institute of Chicago) (Prerefunded)	6.00	3/1/19	1,000,000	[a]	1,130,990
		97,630,771
Indiana - .8%
Indiana Finance Authority, Lease Appropriaton Revenue (Stadium Project)	5.25	2/1/35	5,000,000		6,146,650
Indiana Finance Authority, Private Activity Revenue (I-69 Section 5 Project)	5.25	9/1/40	2,000,000		2,201,340
		8,347,990
Kentucky - .3%
Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue (Downtown Crossing Project)	5.75	7/1/49	3,000,000		3,577,680
Kentucky State Property and Buildings Commission, Revenue (Project Number 90)	5.38	11/1/23	165,000		180,599
		3,758,279
Louisiana - 1.1%
Jefferson Parish Hospital Service District Number 2, HR (East Jefferson General Hospital)	6.25	7/1/31	5,000,000		5,736,750
Louisiana Citizens Property Insurance Corporation, Assessment Revenue (Insured; Assured Guaranty Corp.) (Prerefunded)	6.13	6/1/18	2,500,000	[a]	2,739,225
Louisiana Public Facilities Authority, Revenue (CHRISTUS Health Obligated Group)	6.00	7/1/29	1,000,000		1,135,560
New Orleans, Water Revenue	5.00	12/1/34	500,000		590,600
New Orleans Aviation Board, Revenue (Insured; Assured Guaranty Corp.)	6.00	1/1/23	2,000,000		2,224,620
		12,426,755
Maine - .8%
Maine Health and Higher Educational Facilities Authority, Revenue (MaineGeneral Medical Center Issue)	6.00	7/1/26	825,000		935,748
Maine Health and Higher Educational Facilities Authority, Revenue (MaineGeneral Medical Center Issue)	6.75	7/1/41	2,725,000		3,118,108
Maine Health and Higher Educational Facilities Authority, Revenue (MaineGeneral Medical Center Issue)	7.00	7/1/41	4,240,000		4,902,500
		8,956,356
Maryland - 3.4%
Maryland, GO (State and Local Facilities Loan)	4.00	3/15/25	27,810,000		30,738,115
Maryland Economic Development Corporation, EDR (Terminal Project)	5.75	6/1/35	3,500,000		3,917,270
Maryland Health and Higher Educational Facilities Authority, Revenue (Anne Arundel Health System Issue) (Prerefunded)	6.75	7/1/19	2,000,000	[a]	2,339,760
Maryland Health and Higher Educational Facilities Authority, Revenue (University of Maryland Medical System Issue)	5.13	7/1/39	250,000		271,553
		37,266,698
Massachusetts - 7.2%
JPMorgan Chase Putters/Drivers Trust (Series 3896), (Massachusetts, GO (Consolidated Loan)) Non-recourse	5.00	4/1/19	15,000,000	[b,d]	17,790,900
JPMorgan Chase Putters/Drivers Trust (Series 4357), (Massachusetts School Building Authority, Senior Dedicated Sales Tax Revenue) Non-recourse	5.00	8/15/20	10,000,000	[b,d]	12,194,797
Massachusetts Development Finance Agency, HR (Cape Cod Healthcare Obligated Group Issue)	5.25	11/15/41	4,370,000		5,194,226
Massachusetts Development Finance Agency, Revenue (Bentley University Issue)	5.00	7/1/40	5,500,000		6,734,970
Massachusetts Development Finance Agency, Revenue (Berklee College of Music Issue)	5.00	10/1/39	5,000,000		6,142,950
Massachusetts Development Finance Agency, Revenue (Berklee College of Music Issue)	5.00	10/1/46	4,000,000		4,890,320

72

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal Investments - 106.3% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Massachusetts - 7.2% (continued)
Massachusetts Development Finance Agency, Revenue (Dana-Farber Cancer Institute Issue)	5.00	12/1/46	3,500,000		4,267,270
Massachusetts Development Finance Agency, Revenue (Emmanuel College Issue) (Green Bonds)	5.00	10/1/43	4,260,000		5,000,558
Massachusetts Development Finance Agency, Revenue (Emmanuel College Issue) (Green Bonds)	4.00	10/1/46	5,000,000		5,276,050
Massachusetts Development Finance Agency, Revenue (SABIS International Charter School Issue)	5.00	4/15/40	1,500,000		1,686,855
Massachusetts Development Finance Agency, Revenue (Simmons College Issue)	5.00	10/1/36	2,115,000		2,511,985
Massachusetts Development Finance Agency, Revenue (Tufts Medical Center Issue)	7.25	1/1/32	3,090,000		3,779,472
Massachusetts Development Finance Agency, Revenue (Tufts Medical Center Issue)	6.75	1/1/36	1,165,000		1,392,757
Massachusetts Development Finance Agency, Revenue (Tufts Medical Center Issue)	6.88	1/1/41	1,000,000		1,201,580
Massachusetts Health and Educational Facilities Authority, Revenue (Simmons College Issue) (Prerefunded)	7.50	10/1/18	205,000	[a]	233,917
Massachusetts Health and Educational Facilities Authority, Revenue (Simmons College Issue) (Prerefunded)	7.50	10/1/18	295,000	[a]	336,613
Massachusetts Water Pollution Abatement Trust, Water Pollution Abatement Revenue (MWRA Program)	5.75	8/1/29	50,000		50,213
Massachusetts Water Resources Authority, General Revenue (Green Bonds)	4.00	8/1/40	1,500,000		1,700,745
		80,386,178
Michigan - 1.6%
Detroit, Water Supply System Second Lien Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/22	950,000		953,781
Michigan Building Authority, Revenue (Facilities Program)	5.38	10/15/41	3,000,000		3,499,440
Michigan Finance Authority, HR (Beaumont Health Credit Group)	5.00	8/1/32	2,000,000		2,394,360
Michigan Finance Authority, HR (Trinity Health Credit Group)	5.00	12/1/38	6,475,000		7,586,369
Michigan Finance Authority, Local Government Loan Program Revenue (School District of the City of Detroit State Qualified Unlimited Tax GO Local Project Bonds)	5.00	5/1/25	1,250,000		1,536,600
Michigan Finance Authority, Revenue (School District of the City of Detroit)	5.00	6/1/19	1,000,000		1,025,370
Michigan Finance Authority, Revenue (School District of the City of Detroit)	5.00	6/1/20	500,000		518,770
		17,514,690
Minnesota - 2.8%
JPMorgan Chase Putters/Drivers Trust (Series 3844), (Minnesota, GO (Various Purpose)) Non-recourse	5.00	8/1/18	17,125,000	[b,d]	19,787,516
JPMorgan Chase Putters/Drivers Trust (Series 3845), (Minnesota, GO (Various Purpose)) Non-recourse	5.00	8/1/18	10,000,000	[b,d]	11,630,200
		31,417,716
Mississippi - .4%
Mississippi Development Bank, Special Obligation Revenue (Jackson, Water and Sewer System Revenue Bond Project) (Insured; Assured Guaranty Municipal Corp.)	6.88	12/1/40	1,625,000		2,206,409
Warren County, Gulf Opportunity Zone Revenue (International Paper Company Projects)	5.80	5/1/34	1,500,000		1,739,430
		3,945,839
Nevada - 1.0%
Clark County, Airport System Revenue (Build America Bonds)	6.88	7/1/42	10,000,000		11,370,300
New Hampshire - 1.0%
New Hampshire Business Finance Authority, PCR (Public Service Company of New Hampshire Project) (Insured; National Public Finance Guarantee Corp.)	0.61	5/1/21	12,250,000	[e]	11,453,750
New Jersey - 3.7%
New Jersey, COP (Equipment Lease Purchase Agreement)	5.25	6/15/28	1,000,000		1,089,980

73

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal Investments - 106.3% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
New Jersey - 3.7% (continued)
New Jersey Economic Development Authority, Cigarette Tax Revenue	5.00	6/15/26	2,500,000		2,804,200
New Jersey Economic Development Authority, Private Activity Revenue (The Goethals Bridge Replacement Project)	5.13	1/1/34	5,325,000		6,209,536
New Jersey Economic Development Authority, Private Activity Revenue (The Goethals Bridge Replacement Project)	5.38	1/1/43	5,500,000		6,405,080
New Jersey Economic Development Authority, School Facilities Construction Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	6/15/29	13,000,000		15,108,860
New Jersey Health Care Facilities Financing Authority, Revenue (Saint Peter's University Hospital Obligated Group Issue)	6.25	7/1/35	1,500,000		1,656,600
New Jersey Transportation Trust Fund Authority, (Transportation System)	5.25	12/15/21	7,000,000		8,085,560
		41,359,816
New York - 11.2%
Brooklyn Arena Local Development Corporation, PILOT Revenue (Barclays Center Project) (Prerefunded)	6.00	1/15/20	9,500,000	[a]	11,158,035
Brooklyn Arena Local Development Corporation, PILOT Revenue (Barclays Center Project) (Prerefunded)	6.25	1/15/20	6,000,000	[a]	7,097,040
Brooklyn Arena Local Development Corporation, PILOT Revenue (Barclays Center Project) (Prerefunded)	6.38	1/15/20	4,000,000	[a]	4,747,960
Build New York City Resource Corporation, Revenue (Albert Einstein College of Medicine, Inc. Project)	5.50	9/1/45	1,750,000	[b]	2,106,615
Hudson Yards Infrastructure Corporation, Hudson Yards Senior Revenue	5.75	2/15/47	5,000,000		5,899,500
Metropolitan Transportation Authority, Transportation Revenue	6.50	11/15/28	195,000		219,679
Metropolitan Transportation Authority, Transportation Revenue (Insured; Assured Guaranty Municipal Corp.)	0.99	11/1/22	11,000,000	[e]	10,670,000
New York City, GO	6.00	10/15/23	365,000		406,059
New York City, GO (Prerefunded)	6.00	10/15/18	135,000	[a]	150,225
New York City Industrial Development Agency, PILOT Revenue (Queens Baseball Stadium Project) (Insured; Assured Guaranty Corp.)	6.50	1/1/46	325,000		365,716
New York City Industrial Development Agency, PILOT Revenue (Yankee Stadium Project) (Insured; Assured Guaranty Corp.)	7.00	3/1/49	1,300,000		1,496,495
New York City Industrial Development Agency, PILOT Revenue (Yankee Stadium Project) (Insured; FGIC)	1.80	3/1/20	6,100,000	[e]	5,971,961
New York City Municipal Water Finance Authority, Water and Sewer System Revenue (Citigroup Series RR II R-11931) Recourse	5.75	12/15/16	9,000,000	[b,d]	9,826,650
New York City Municipal Water Finance Authority, Water and Sewer System Revenue (Citigroup Series RR II R-11931-1) Recourse	5.75	12/15/16	5,090,000	[b,d]	5,557,504
New York Liberty Development Corporation, Liberty Revenue (4 World Trade Center Project)	5.75	11/15/51	5,000,000		6,010,150
New York Liberty Development Corporation, Liberty Revenue (7 World Trade Center Project)	5.00	3/15/44	2,000,000		2,277,080
New York Liberty Development Corporation, Revenue (3 World Trade Center Project)	5.00	11/15/44	10,000,000	[b]	11,634,300
New York State Dormitory Authority, Revenue (Pace University)	5.00	5/1/38	500,000		559,035
New York State Dormitory Authority, State Personal Income Tax Revenue (Education)	5.75	3/15/36	1,000,000		1,128,530
New York State Energy Research and Development Authority, PCR (New York State Electric and Gas Corporation Project) (Insured; National Public Finance Guarantee Corp.)	1.44	4/1/34	17,410,000	[e]	16,365,400
New York Transportation Development Corporation, Special Facility Revenue (American Airlines, Inc. John F. Kennedy International Airport Project)	5.00	8/1/26	2,000,000		2,232,880
New York Transportation Development Corporation, Special Facility Revenue (LaGuardia Airport Terminal B Redevelopment Project)	5.25	1/1/50	2,000,000		2,347,040

74

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal Investments - 106.3% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
New York - 11.2% (continued)
Port Authority of New York and New Jersey, Special Project Revenue (JFK International Air Terminal LLC Project)	6.00	12/1/42	5,000,000		5,877,750
Triborough Bridge and Tunnel Authority, General Revenue (MTA Bridges and Tunnels)	0.00	11/15/27	2,000,000	[c]	1,576,240
Triborough Bridge and Tunnel Authority, General Revenue (MTA Bridges and Tunnels)	0.00	11/15/28	4,715,000	[c]	3,559,118
Triborough Bridge and Tunnel Authority, Subordinate Revenue (MTA Bridges and Tunnels)	0.00	11/15/31	5,000,000	[c]	3,367,850
Triborough Bridge and Tunnel Authority, Subordinate Revenue (MTA Bridges and Tunnels)	0.00	11/15/32	3,000,000	[c]	1,959,180
		124,567,992
North Carolina - .5%
North Carolina Eastern Municipal Power Agency, Power System Revenue (Insured; Assured Guaranty Corp.) (Escrowed to Maturity)	6.00	1/1/19	150,000		160,407
North Carolina Medical Care Commission, Health System Revenue (Mission Health Combined Group)	5.00	10/1/31	750,000		909,998
North Carolina Medical Care Commission, Health System Revenue (Mission Health Combined Group)	5.00	10/1/33	1,550,000		1,868,184
North Carolina Medical Care Commission, Health System Revenue (Mission Health Combined Group)	5.00	10/1/34	1,000,000		1,205,670
North Carolina Medical Care Commission, Health System Revenue (Mission Health Combined Group)	5.00	10/1/35	1,000,000		1,200,720
		5,344,979
Ohio - 1.2%
Montgomery County, Revenue (Catholic Health Initiatives)	6.25	10/1/33	1,115,000		1,237,706
Ohio, Private Activity Revenue (Portsmouth Gateway Group, LLC - Borrower) (Portsmouth Bypass Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	12/31/35	3,000,000		3,523,470
Ohio, Private Activity Revenue (Portsmouth Gateway Group, LLC - Borrower) (Portsmouth Bypass Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	12/31/39	2,000,000		2,338,740
Ohio Air Quality Development Authority, PCR (FirstEnergy Generation Project)	4.25	9/15/21	3,500,000		3,609,725
Ohio Turnpike and Infrastructure Commission, Turnpike Junior Lien Revenue (Infrastructure Projects)	0/5.70	2/15/34	3,000,000	[f]	3,045,150
		13,754,791
Pennsylvania - .9%
Beaver County Industrial Development Authority, PCR (FirstEnergy Nuclear Generation Project)	4.38	7/1/22	1,000,000		1,032,430
Pennsylvania Economic Development Financing Authority, Water Facilities Revenue (Aqua Pennsylvania, Inc. Project)	5.00	12/1/43	4,425,000		5,071,891
Pennsylvania Higher Educational Facilities Authority, Revenue (The Foundation for Indiana University of Pennsylvania Student Housing Project at Indiana University of Pennsylvania)	5.00	7/1/32	1,000,000		1,147,750
Pennsylvania Higher Educational Facilities Authority, Revenue (University of Pennsylvania Health System) (Prerefunded)	5.75	8/15/21	2,550,000	[a]	3,148,128
		10,400,199
Rhode Island - .8%
Rhode Island Health and Educational Building Corporation, Higher Education Facility Revenue (Providence College Issue)	5.00	11/1/45	7,000,000		8,362,130
South Carolina - .8%
South Carolina Public Service Authority, Revenue Obligations (Santee Cooper)	5.00	12/1/35	2,000,000		2,466,700
South Carolina Public Service Authority, Revenue Obligations (Santee Cooper)	5.00	12/1/56	5,000,000		5,939,700
		8,406,400
Texas - 19.1%
Arlington Higher Education Finance Corporation, Revenue (Uplift Education)	5.00	12/1/36	1,315,000		1,541,732
Arlington Higher Education Finance Corporation, Revenue (Uplift Education)	5.00	12/1/46	1,100,000		1,275,989

75

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal Investments - 106.3% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Texas - 19.1% (continued)
Austin, Water and Wastewater System Revenue	5.00	11/15/39	13,555,000		16,284,435
Central Texas Regional Mobility Authority, Senior Lien Revenue	5.00	1/1/40	7,300,000		8,649,259
Central Texas Regional Mobility Authority, Senior Lien Revenue	5.00	1/1/46	2,000,000		2,375,380
Central Texas Regional Mobility Authority, Senior Lien Revenue (Prerefunded)	6.00	1/1/21	5,000,000	[a]	6,084,850
Clifton Higher Education Finance Corporation, Education Revenue (IDEA Public Schools)	5.50	8/15/31	1,250,000		1,399,912
Clifton Higher Education Finance Corporation, Education Revenue (IDEA Public Schools)	5.00	8/15/32	2,745,000		3,088,894
Clifton Higher Education Finance Corporation, Education Revenue (IDEA Public Schools)	6.00	8/15/33	1,500,000		1,833,165
Clifton Higher Education Finance Corporation, Education Revenue (IDEA Public Schools)	5.75	8/15/41	1,000,000		1,132,880
Clifton Higher Education Finance Corporation, Education Revenue (IDEA Public Schools)	5.00	8/15/42	2,750,000		3,064,105
Clifton Higher Education Finance Corporation, Education Revenue (IDEA Public Schools)	6.00	8/15/43	2,770,000		3,385,245
Clifton Higher Education Finance Corporation, Education Revenue (Uplift Education)	5.00	12/1/45	3,855,000		4,404,068
Clint Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	5.00	8/15/45	5,000,000		6,068,900
Dallas and Fort Worth, Joint Improvement Revenue (Dallas/Fort Worth International Airport)	5.00	11/1/32	7,500,000		8,622,900
Grand Parkway Transportation Corporation, Grand Parkway System First Tier Toll Revenue	5.50	4/1/53	4,500,000		5,231,700
Grand Parkway Transportation Corporation, Grand Parkway System Subordinate Tier Toll Revenue (Toll Equity Loan Agreement Supported)	0/5.20	10/1/31	2,000,000	[f]	1,855,500
Grand Parkway Transportation Corporation, Grand Parkway System Subordinate Tier Toll Revenue (Toll Equity Loan Agreement Supported)	0/5.40	10/1/33	2,500,000	[f]	2,312,150
Grand Parkway Transportation Corporation, Grand Parkway System Subordinate Tier Toll Revenue (Toll Equity Loan Agreement Supported)	0/5.45	10/1/34	2,235,000	[f]	2,059,575
Harris County Health Facilities Development Corporation, HR (Memorial Hermann Healthcare System) (Prerefunded)	7.00	12/1/18	1,000,000	[a]	1,141,030
Houston, Airport System Subordinate Lien Revenue	5.00	7/1/32	500,000		568,315
Houston, Airport System Subordinate Lien Revenue (Insured; Assured Guaranty Municipal Corp.)	0.86	7/1/30	10,250,000	[e]	9,442,812
Houston, Airport System Subordinate Lien Revenue (Insured; Assured Guaranty Municipal Corp.)	0.92	7/1/30	3,550,000	[e]	3,270,437
Houston Higher Education Finance Corporation, Education Revenue (Cosmos Foundation, Inc.)	6.50	5/15/31	1,270,000		1,539,672
Houston Higher Education Finance Corporation, Education Revenue (Cosmos Foundation, Inc.) (Prerefunded)	6.50	5/15/21	1,530,000	[a]	1,926,928
Houston Higher Education Finance Corporation, Higher Education Revenue (Cosmos Foundation, Inc.)	5.88	5/15/21	630,000		708,448
Houston Higher Education Finance Corporation, Higher Education Revenue (Cosmos Foundation, Inc.) (Prerefunded)	6.88	5/15/21	4,400,000	[a]	5,617,392
Lower Colorado River Authority, Transmission Contract Revenue (Lower Colorado River Authority Transmission Services Corporation Project)	4.00	5/15/42	1,500,000		1,650,660
Mission Economic Development Corporation, Senior Lien Revenue (Natgasoline Project)	5.75	10/1/31	1,000,000	[b]	1,067,660
New Hope Cultural Education Facilities Corporation, Student Housing Revenue (National Campus and Community Development Corporation - College Station Properties LLC - Texas A&M University Project)	5.00	7/1/47	6,500,000		7,294,625
Newark Higher Education Finance Corporation, Education Revenue (A+ Charter Schools, Inc.)	5.50	8/15/35	750,000	[b]	800,205
Newark Higher Education Finance Corporation, Education Revenue (A+ Charter Schools, Inc.)	5.75	8/15/45	1,000,000	[b]	1,077,520

76

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal Investments - 106.3% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Texas - 19.1% (continued)
North Texas Education Finance Corporation, Education Revenue (Uplift Education)	4.88	12/1/32	1,630,000		1,800,465
North Texas Tollway Authority, First Tier System Revenue	6.00	1/1/38	7,000,000		8,310,190
North Texas Tollway Authority, Special Projects System Revenue	5.50	9/1/41	20,000,000		23,864,600
Pottsboro Higher Education Finance Corporation, Education Revenue (Imagine International Academy of North Texas, LLC)	5.00	8/15/46	1,000,000		1,031,830
Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue (Blueridge Transportation Group, State Highway 288 Toll Lanes Project)	5.00	12/31/45	1,000,000		1,172,390
Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue (LBJ Infrastructure Group LLC IH-635 Managed Lanes Project)	7.00	6/30/40	9,150,000		10,989,241
Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue (North Tarrant Express Mobility Partners Segments 3 LLC Segments 3A and 3B Facility)	7.00	12/31/38	10,000,000		12,682,200
Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue (North Tarrant Express Mobility Partners Segments 3 LLC Segments 3A and 3B Facility)	6.75	6/30/43	5,000,000		6,254,800
Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue (NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project)	7.50	12/31/31	2,500,000		3,007,150
Texas Transportation Commission, Central Texas Turnpike System First Tier Revenue	5.00	8/15/37	15,950,000		18,936,956
Texas Transportation Commission, Central Texas Turnpike System First Tier Revenue	5.00	8/15/41	6,000,000		6,987,540
		211,813,705
Vermont - .1%
Burlington, Airport Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/30	1,000,000		1,183,460
Virginia - 1.5%
Chesapeake, Transportation System Senior Toll Road Revenue	0/4.88	7/15/40	2,000,000	[f]	1,660,520
Virginia Small Business Financing Authority, Senior Lien Revenue (95 Express Lanes LLC Project)	5.00	1/1/40	7,510,000		8,287,736
Virginia Small Business Financing Authority, Senior Lien Revenue (Elizabeth River Crossing Opco, LLC Project)	5.25	1/1/32	4,000,000		4,591,160
Virginia Small Business Financing Authority, Senior Lien Revenue (Elizabeth River Crossing Opco, LLC Project)	6.00	1/1/37	2,000,000		2,388,460
		16,927,876
Wisconsin - .8%
Oneida Tribe of Indians, Retail Sales Revenue	6.50	2/1/31	1,325,000	[b]	1,502,961
Wisconsin, General Fund Annual Appropriation Bonds	5.75	5/1/33	1,500,000		1,688,295
Wisconsin, General Fund Annual Appropriation Bonds	6.00	5/1/33	1,000,000		1,132,940
Wisconsin Center District, Senior Dedicated Tax Revenue (Milwaukee Arena Project) (Insured; Assured Guaranty Municipal Corp.)	0.00	12/15/44	8,735,000	[c]	3,172,028
Wisconsin Center District, Senior Dedicated Tax Revenue (Milwaukee Arena Project) (Insured; Assured Guaranty Municipal Corp.)	0.00	12/15/46	3,990,000	[c]	1,336,450
		8,832,674
U.S. Related - 5.0%
A.B. Won International Airport Authority of Guam, General Revenue	6.25	10/1/34	1,000,000		1,226,730
A.B. Won International Airport Authority of Guam, General Revenue	6.38	10/1/43	1,000,000		1,221,750

77

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal Investments - 106.3% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
U.S. Related - 5.0% (continued)
A.B. Won International Airport Authority of Guam, General Revenue (Insured; Assured Guaranty Municipal Corp.)	6.00	10/1/34	2,000,000		2,430,060
A.B. Won International Airport Authority of Guam, General Revenue (Insured; Assured Guaranty Municipal Corp.)	6.13	10/1/43	2,000,000		2,428,820
Guam, Hotel Occupancy Tax Revenue	6.00	11/1/26	2,500,000		3,005,200
Guam, Hotel Occupancy Tax Revenue	6.13	11/1/31	5,000,000		6,067,800
Guam, Hotel Occupancy Tax Revenue	6.50	11/1/40	2,000,000		2,460,900
Guam, LOR (Section 30)	5.00	12/1/46	1,500,000		1,786,320
Guam Government Department of Education, COP (John F. Kennedy High School Project)	6.63	12/1/30	1,000,000		1,099,120
Puerto Rico Commonwealth, GO	8.00	7/1/35	5,000,000	[g]	3,268,750
Puerto Rico Electric Power Authority, Power Revenue	5.00	7/1/22	2,000,000		1,301,580
Puerto Rico Electric Power Authority, Power Revenue	6.75	7/1/36	10,000,000		6,552,100
Puerto Rico Electric Power Authority, Power Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	7/1/17	750,000		759,915
Puerto Rico Electric Power Authority, Power Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	7/1/21	500,000		506,610
Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue	5.00	8/1/22	4,585,000		3,316,101
Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue (First Subordinate Series)	6.75	8/1/32	15,000,000		8,058,450
Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	750,000	[f]	232,823
Virgin Islands Public Finance Authority, Revenue (Virgin Islands Gross Receipts Taxes Loan Note)	5.00	10/1/29	2,250,000		2,284,132
Virgin Islands Public Finance Authority, Revenue (Virgin Islands Gross Receipts Taxes Loan Note)	5.00	10/1/30	5,000,000		5,019,900
Virgin Islands Public Finance Authority, Revenue (Virgin Islands Gross Receipts Taxes Loan Note)	5.00	10/1/34	1,500,000		1,504,680
Virgin Islands Public Finance Authority, Subordinated Revenue (Virgin Islands Matching Fund Loan Note - Diageo Project)	6.75	10/1/37	1,250,000		1,320,238
		55,851,979
Total Long-Term Municipal Investments (cost $1,070,990,805)					1,180,434,510
Short-Term Municipal Investments - .6%
Kentucky - .0%
Louisville/Jefferson County Metro Government, Health System Revenue (Norton Healthcare, Inc.) (LOC; PNC Bank NA)	0.58	9/1/16	100,000	[h]	100,000
Massachusetts - .1%
Massachusetts Health and Educational Facilities Authority, Revenue (Museum of Fine Arts Issue) (Liquidity Facility; Bank of America)	0.60	9/1/16	800,000	[h]	800,000
Mississippi - .1%
Mississippi Business Finance Corporation, Gulf Opportunity Zone IDR (Chevron U.S.A. Project)	0.62	9/1/16	900,000	[h]	900,000
New York - .4%
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue (Liquidity Facility; Mizuho Bank, Ltd.)	0.60	9/1/16	3,100,000	[h]	3,100,000
New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue (Liquidity Facility; Mizuho Bank, Ltd.)	0.60	9/1/16	400,000	[h]	400,000

78

BNY Mellon Municipal Opportunities Fund (continued)
Short-Term Municipal Investments - .6% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
New York - .4% (continued)
New York State Housing Finance Agency, Housing Revenue (160 Madison Avenue) (LOC; PNC Bank NA)	0.58	9/1/16	1,315,000	[h]	1,315,000
		4,815,000
Total Short-Term Municipal Investments (cost $6,615,000)					6,615,000
Total Investments (cost $1,077,605,805)			106.9%		1,187,049,510
Liabilities, Less Cash and Receivables			(6.9%)		(76,936,750)
Net Assets			100.0%		1,110,112,760

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2016, these securities were valued at $161,005,484 or 14.5% of net assets.

c Security issued with a zero coupon. Income is recognized through the accretion of discount.

d Collateral for floating rate borrowings.

e Variable rate security—rate shown is the interest rate in effect at period end.

f Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

g Non-income producing—security in default.

h Variable rate demand note—rate shown is the interest rate in effect at August 31, 2016. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

Portfolio Summary (Unaudited) †	Value (%)
Transportation Services	28.9
Education	19.4
Health Care	10.5
Special Tax	8.7
Utility-Water and Sewer	6.4
Prerefunded	5.2
Industrial	5.1
State/Territory	4.5
Utility-Electric	4.4
City	3.8
Lease	3.2
Housing	.7
Resource Recovery	.2
Pollution Control	.1
Other	5.8
106.9

† Based on net assets.

See notes to financial statements.

79

STATEMENTS OF FINANCIAL FUTURES

August 31, 2016

BNY Mellon National Intermediate Municipal Bond Fund	Contracts	Market Value Covered by Contracts ($)	Expiration	Unrealized (Depreciation) ($)

Financial Futures Short
U.S. Treasury 5 Year Notes	286	(34,677,500)	December 2016	(6,703)
Ultra 10 Year U.S. Treasury Notes	438	(63,236,250)	December 2016	(17,109)
Gross Unrealized Depreciation				(23,812)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	Contracts	Market Value Covered by Contracts ($)	Expiration	Unrealized (Depreciation) ($)

Financial Futures Short
U.S. Treasury 5 Year Notes	32	(3,880,000)	December 2016	(750)
Ultra 10 Year U.S. Treasury Notes	50	(7,218,750)	December 2016	(1,953)
Gross Unrealized Depreciation				(2,703)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund	Contracts	Market Value Covered by Contracts ($)	Expiration	Unrealized (Depreciation) ($)

Financial Futures Short
U.S. Treasury 5 Year Notes	46	(5,577,500)	December 2016	(1,078)
Ultra 10 Year U.S. Treasury Notes	70	(10,106,250)	December 2016	(2,735)
Gross Unrealized Depreciation				(3,813)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund	Contracts	Market Value Covered by Contracts ($)	Expiration	Unrealized (Depreciation) ($)

Financial Futures Short
U.S. Treasury 5 Year Notes	24	(2,910,000)	December 2016	(563)
Ultra 10 Year U.S. Treasury Notes	36	(5,197,500)	December 2016	(1,406)
Gross Unrealized Depreciation				(1,969)

BNY Mellon Municipal Opportunities Fund	Contracts	Market Value Covered by Contracts ($)	Expiration	Unrealized (Depreciation) ($)

Financial Futures Short
U.S. Treasury 5 Year Notes	950	(115,187,500)	December 2016	(22,266)
Ultra 10 Year U.S. Treasury Notes	1,475	(212,953,125)	December 2016	(57,617)
Gross Unrealized Depreciation				(79,883)

See notes to financial statements.

80

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option Tax-Exempt Receipts	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

81

STATEMENTS OF ASSETS AND LIABILITIES

August 31, 2016

	BNY Mellon National Intermediate Municipal Bond Fund	BNY Mellon National Short-Term Municipal Bond Fund	BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Assets ($):
Investments in securities—See Statements of Investments†	2,297,148,800	1,124,412,092	261,420,766	361,671,575
Cash	-	14,258,086	-	1,300,339
Cash collateral—Note 4	1,017,200	-	115,600	162,800
Receivable for investment securities sold	25,480,633	-	-	9,337,723
Interest receivable	25,395,664	8,354,852	3,049,842	3,369,887
Receivable for shares of Beneficial Interest subscribed	811,664	3,455,538	3,614	255,000
Prepaid expenses	36,209	34,725	22,511	20,759
	2,349,890,170	1,150,515,293	264,612,333	376,118,083
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)	741,529	370,809	131,470	131,684
Due to Administrator—Note 3(a)	239,340	115,251	27,735	38,658
Cash overdraft due to Custodian	1,506,560	-	331,002	-
Payable for investment securities purchased	67,790,868	38,891,855	2,954,588	6,992,552
Payable for shares of Beneficial Interest redeemed	522,430	1,021,845	108,406	376,258
Payable for futures variation margin—Note 4	11,313	-	1,281	1,813
Accrued expenses	146,702	73,943	60,171	58,715
	70,958,742	40,473,703	3,614,653	7,599,680
Net Assets ($)	2,278,931,428	1,110,041,590	260,997,680	368,518,403
Composition of Net Assets ($):
Paid-in capital	2,130,220,581	1,105,602,101	244,819,864	347,040,917
Accumulated net realized gain (loss) on investments	11,482,998	1,137,046	2,956,180	1,484,063
Accumulated net unrealized appreciation (depreciation) on investments	137,251,661	3,302,443	13,224,339	19,997,236
Accumulated net unrealized appreciation (depreciation) on financial futures	(23,812)	-	(2,703)	(3,813)
Net Assets ($)	2,278,931,428	1,110,041,590	260,997,680	368,518,403
† Investments at cost ($)	2,159,897,139	1,121,109,649	248,196,427	341,674,339
Net Asset Value Per Share
Class M
Net Assets ($)	2,223,659,545	1,104,161,733	255,016,736	360,108,300
Shares Outstanding	158,783,281	85,811,020	20,104,923	27,372,415
Net Asset Value Per Share ($)	14.00	12.87	12.68	13.16
Investor Shares
Net Assets ($)	55,271,883	5,879,857	5,980,944	8,410,103
Shares Outstanding	3,951,001	457,264	472,058	639,411
Net Asset Value Per Share ($)	13.99	12.86	12.67	13.15

See notes to financial statements.

82

	BNY Mellon New York Intermediate Tax-Exempt Bond Fund	BNY Mellon Municipal Opportunities Fund
Assets ($):
Investments in securities—See Statements of Investments†	189,436,250	1,187,049,510
Cash collateral—Note 4	84,000	3,415,000
Interest receivable	2,234,383	11,750,586
Receivable for investment securities sold	1,842,638	9,021,075
Prepaid expenses and other assets	23,598	132,113
	193,620,869	1,211,368,284
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)	79,319	522,123
Due to Administrator—Note 3(a)	19,914	117,008
Cash overdraft due to Custodian	301,637	1,399,024
Payable for investment securities purchased	3,757,134	28,991,148
Payable for shares of Beneficial Interest redeemed	32,159	333,488
Payable for futures variation margin—Note 4	937	37,891
Payable for floating rate notes issued—Note 4	-	69,540,000
Interest and expense payable related to floating rate notes issued—Note 4	-	238,378
Accrued expenses	54,610	76,464
	4,245,710	101,255,524
Net Assets ($)	189,375,159	1,110,112,760
Composition of Net Assets ($):
Paid-in capital	175,967,838	1,044,237,389
Accumulated net realized gain (loss) on investments	2,050,016	(43,488,451)
Accumulated net unrealized appreciation (depreciation) on investments	11,359,274	109,443,705
Accumulated net unrealized appreciation (depreciation) on financial futures	(1,969)	(79,883)
Net Assets ($)	189,375,159	1,110,112,760
† Investments at cost ($)	178,076,976	1,077,605,805
Net Asset Value Per Share
Class M
Net Assets ($)	175,052,902	1,084,649,743
Shares Outstanding	15,068,591	80,605,634
Net Asset Value Per Share ($)	11.62	13.46
Investor Shares
Net Assets ($)	14,322,257	25,463,017
Shares Outstanding	1,232,090	1,892,015
Net Asset Value Per Share ($)	11.62	13.46

See notes to financial statements.

83

STATEMENTS OF OPERATIONS

Year Ended August 31, 2016

	BNY Mellon National Intermediate Municipal Bond Fund	BNY Mellon National Short-Term Municipal Bond Fund	BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Investment Income ($):
Interest Income	65,947,604	13,834,915	8,824,591	10,036,128
Expenses:
Investment advisory fee—Note 3(a)	7,491,152	3,593,403	1,372,047	1,199,617
Administration fee—Note 3(a)	2,681,988	1,286,451	343,859	429,488
Trustees’ fees and expenses—Note 3(c)	157,994	73,729	20,044	26,190
Shareholder servicing costs—Note 3(b)	130,303	21,703	15,377	22,051
Custodian fees—Note 3(b)	108,947	78,173	27,395	29,549
Professional fees	82,626	56,951	46,583	53,177
Registration fees	60,276	38,263	28,121	29,286
Loan commitment fees—Note 2	30,907	15,243	4,148	4,942
Prospectus and shareholders’ reports	18,751	12,965	13,027	11,221
Miscellaneous	110,115	65,067	43,472	50,223
Total Expenses	10,873,059	5,241,948	1,914,073	1,855,744
Less—reduction in fees due to earnings credits—Note 3(b)	(137)	(35)	(19)	(48)
Net Expenses	10,872,922	5,241,913	1,914,054	1,855,696
Investment Income—Net	55,074,682	8,593,002	6,910,537	8,180,432
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	12,815,967	1,721,195	3,589,179	3,203,925
Net realized gain (loss) on financial futures	(4,434,800)	(306,958)	(555,203)	(675,968)
Net Realized Gain (Loss)	8,381,167	1,414,237	3,033,976	2,527,957
Net unrealized appreciation (depreciation) on investments	60,124,399	1,975,327	6,097,783	8,545,418
Net unrealized appreciation (depreciation) on financial futures	461,305	156,250	68,781	71,187
Net Unrealized Appreciation (Depreciation)	60,585,704	2,131,577	6,166,564	8,616,605
Net Realized and Unrealized Gain (Loss) on Investments	68,966,871	3,545,814	9,200,540	11,144,562
Net Increase in Net Assets Resulting from Operations	124,041,553	12,138,816	16,111,077	19,324,994

See notes to financial statements.

84

	BNY Mellon New York Intermediate Tax-Exempt Bond Fund	BNY Mellon Municipal Opportunities Fund
Investment Income ($):
Interest Income	5,715,453	50,777,059
Expenses:
Investment advisory fee—Note 3(a)	916,624	5,635,171
Administration fee—Note 3(a)	229,720	1,412,255
Professional fees	43,387	64,740
Shareholder servicing costs—Note 3(b)	38,597	46,585
Registration fees	30,892	31,287
Custodian fees—Note 3(b)	18,771	82,859
Prospectus and shareholders’ reports	14,980	10,880
Trustees’ fees and expenses—Note 3(c)	13,509	82,906
Loan commitment fees—Note 2	2,875	16,709
Interest and expense related to floating rate notes issued—Note 4	-	599,240
Miscellaneous	40,643	84,810
Total Expenses	1,349,998	8,067,442
Less—reduction in expenses due to undertakings—Note 3(a)	(227,491)	-
Less—reduction in fees due to earnings credits—Note 3(b)	(146)	(27)
Net Expenses	1,122,361	8,067,415
Investment Income—Net	4,593,092	42,709,644
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	2,333,634	14,034,767
Net realized gain (loss) on financial futures	(379,403)	(23,873,280)
Net Realized Gain (Loss)	1,954,231	(9,838,513)
Net unrealized appreciation (depreciation) on investments	4,514,833	45,843,016
Net unrealized appreciation (depreciation) on financial futures	42,328	1,763,711
Net Unrealized Appreciation (Depreciation)	4,557,161	47,606,727
Net Realized and Unrealized Gain (Loss) on Investments	6,511,392	37,768,214
Net Increase in Net Assets Resulting from Operations	11,104,484	80,477,858

See notes to financial statements.

85

STATEMENT OF CASH FLOWS
Year Ended August 31, 2016

BNY Mellon Municipal Opportunities Fund
Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(336,380,827)
Proceeds from sales of portfolio securities	429,591,438
Financial futures transactions	(20,331,991)
Net sales of short-term portfolio securities	10,478,185
Interest received	53,732,695
Operating expenses paid	(2,394,228)
Cash paid to The Dreyfus Corporation for investment advisory fee	(5,651,164)
Net Cash provided by Operating Activities		129,044,108
Cash Flows from Financing Activities ($):
Net Beneficial Interest transactions	(104,999,339)
Dividends paid	(23,683,164)
Decrease in cash overdraft due to custodian	(361,605)
Net Cash Used in Financing Activities		(129,044,108)
Cash at beginning of period		-
Cash at end of period		-
Reconciliation of Net Increase in Net Assets Resulting from Operations to Net Cash provided by Operating Activities ($):
Net Increase in Net Assets Resulting from Operations		80,477,858
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities ($):
Purchases of portfolio securities		(336,380,827)
Proceeds from sales of portfolio securities		429,591,438
Financial futures transactions		(20,331,991)
Net purchases of short-term portfolio securities		10,478,185
Decrease in interest receivable		939,180
Decrease in accrued expenses		(12,595)
Increase in prepaid expenses		(107,921)
Decrease in Due to The Dreyfus Corporation and affiliates		(15,993)
Decrease in Due to Administrator		(5,506)
Decrease in other assets		164,038
Increase in interest and expense payable related to floating rate notes issued		116,394
Net realized loss on investments and financial futures transactions		9,838,513
Net unrealized appreciation on investments and financial futures		(47,606,727)
Net amortization of premiums on investments		1,900,062
Net Cash Provided by Operating Activities		129,044,108
Supplemental non-cash financing disclosure:
Reinvestment of dividends		16,786,512

See notes to financial statements.

86

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon National Intermediate Municipal Bond Fund		BNY Mellon National Short-Term Municipal Bond Fund
	Year Ended August 31,		Year Ended August 31,
	2016	2015	2016	2015
Operations ($):
Investment income—net	55,074,682	53,336,236	8,593,002	9,392,800
Net realized gain (loss) on investments	8,381,167	1,874,999	1,414,237	510,918
Net unrealized appreciation (depreciation) on investments	60,585,704	(33,307,884)	2,131,577	(8,319,412)
Net Increase (Decrease) in Net Assets Resulting from Operations	124,041,553	21,903,351	12,138,816	1,584,306
Dividends to Shareholders from ($):
Investment income—net:
Class M	(53,472,330)	(51,963,761)	(8,533,801)	(9,337,607)
Investor Shares	(1,201,131)	(1,153,287)	(51,886)	(60,889)
Net realized gain on investments:
Class M	(311,121)	-	(564,699)	(1,377,549)
Investor Shares	(7,743)	-	(4,219)	(13,231)
Total Dividends	(54,992,325)	(53,117,048)	(9,154,605)	(10,789,276)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	446,910,370	481,442,530	510,854,039	410,479,458
Investor Shares	22,844,489	28,467,617	13,119,723	13,730,431
Dividends reinvested:
Class M	8,175,890	8,189,444	2,160,503	2,899,027
Investor Shares	913,677	851,692	41,803	59,006
Cost of shares redeemed:
Class M	(269,483,160)	(316,030,087)	(419,336,843)	(640,914,792)
Investor Shares	(20,370,559)	(20,433,136)	(19,480,019)	(11,232,353)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	188,990,707	182,488,060	87,359,206	(224,979,223)
Total Increase (Decrease) in Net Assets	258,039,935	151,274,363	90,343,417	(234,184,193)
Net Assets ($):
Beginning of Period	2,020,891,493	1,869,617,130	1,019,698,173	1,253,882,366
End of Period	2,278,931,428	2,020,891,493	1,110,041,590	1,019,698,173
Capital Share Transactions (Shares):
Class Ma
Shares sold	32,344,857	35,131,407	39,780,572	31,855,274
Shares issued for dividends reinvested	591,223	598,235	168,311	225,049
Shares redeemed	(19,527,706)	(23,098,865)	(32,660,748)	(49,737,504)
Net Increase (Decrease) in Shares Outstanding	13,408,374	12,630,777	7,288,135	(17,657,181)
Investor Shares[a]
Shares sold	1,656,631	2,084,275	1,022,248	1,066,739
Shares issued for dividends reinvested	66,122	62,291	3,258	4,585
Shares redeemed	(1,478,831)	(1,496,552)	(1,516,993)	(872,516)
Net Increase (Decrease) in Shares Outstanding	243,922	650,014	(491,487)	198,808

[a]

During the period ended August 31, 2016, 1,615,596 Class M shares representing $22,300,611 were exchanged for 1,617,313 Investor shares for BNY Mellon National Intermediate Municipal Bond Fund and 1,019,730 Class M shares representing $13,095,762 were exchanged for 1,020,395 Investor shares for BNY Mellon National Short-Term Municipal Bond Fund.

See notes to financial statements.

87

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Pennsylvania Intermediate Municipal Bond Fund		BNY Mellon Massachusetts Intermediate Municipal Bond Fund
	Year Ended August 31,		Year Ended August 31,
	2016	2015	2016	2015
Operations ($):
Investment income—net	6,910,537	7,957,757	8,180,432	8,343,940
Net realized gain (loss) on investments	3,033,976	699,463	2,527,957	622,100
Net unrealized appreciation (depreciation) on investments	6,166,564	(6,589,539)	8,616,605	(6,005,982)
Net Increase (Decrease) in Net Assets Resulting from Operations	16,111,077	2,067,681	19,324,994	2,960,058
Dividends to Shareholders from ($):
Investment income—net:
Class M	(6,770,211)	(7,886,437)	(7,991,350)	(8,150,547)
Investor Shares	(138,974)	(106,754)	(187,729)	(237,738)
Net realized gain on investments:
Class M	(848,376)	-	-	-
Investor Shares	(20,018)	-	-	-
Total Dividends	(7,777,579)	(7,993,191)	(8,179,079)	(8,388,285)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	14,446,424	23,588,129	72,373,497	48,257,231
Investor Shares	6,992,631	3,120,757	2,551,555	2,303,604
Dividends reinvested:
Class M	867,070	423,242	1,577,519	1,710,751
Investor Shares	117,564	89,206	156,147	192,644
Cost of shares redeemed:
Class M	(45,185,314)	(48,119,626)	(35,329,243)	(39,584,599)
Investor Shares	(6,862,020)	(1,998,841)	(3,223,400)	(3,607,945)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(29,623,645)	(22,897,133)	38,106,075	9,271,686
Total Increase (Decrease) in Net Assets	(21,290,147)	(28,822,643)	49,251,990	3,843,459
Net Assets ($):
Beginning of Period	282,287,827	311,110,470	319,266,413	315,422,954
End of Period	260,997,680	282,287,827	368,518,403	319,266,413
Capital Share Transactions (Shares):
Class Ma
Shares sold	1,157,054	1,882,110	5,580,704	3,747,095
Shares issued for dividends reinvested	69,588	33,882	121,414	132,934
Shares redeemed	(3,607,100)	(3,854,159)	(2,728,472)	(3,078,996)
Net Increase (Decrease) in Shares Outstanding	(2,380,458)	(1,938,167)	2,973,646	801,033
Investor Shares[a]
Shares sold	558,093	252,607	196,148	178,341
Shares issued for dividends reinvested	9,395	7,152	12,025	14,968
Shares redeemed	(547,547)	(161,380)	(246,900)	(280,762)
Net Increase (Decrease) in Shares Outstanding	19,941	98,379	(38,727)	(87,453)

[a]

During the period ended August 31, 2016, 557,431 Class M shares representing $6,992,789 were exchanged for 558,106 Investor shares for BNY Mellon Pennsylvania Intermediate Municipal Bond Fund and 134,145 Class M shares representing $1,755,584 were exchanged for 134,223 Investor shares for BNY Mellon Massachusetts Intermediate Municipal Bond Fund.

See notes to financial statements.

88

	BNY Mellon New York Intermediate Tax-Exempt Bond Fund		BNY Mellon Municipal Opportunities Fund
	Year Ended August 31,		Year Ended August 31,
	2016	2015	2016	2015
Operations ($):
Investment income—net	4,593,092	4,946,918	42,709,644	40,057,438
Net realized gain (loss) on investments	1,954,231	1,050,917	(9,838,513)	(3,481,650)
Net unrealized appreciation (depreciation) on investments	4,557,161	(3,670,321)	47,606,727	(15,995,062)
Net Increase (Decrease) in Net Assets Resulting from Operations	11,104,484	2,327,514	80,477,858	20,580,726
Dividends to Shareholders from ($):
Investment income—net:
Class M	(4,219,342)	(4,553,082)	(39,846,368)	(38,471,435)
Investor Shares	(343,142)	(391,095)	(623,308)	(461,291)
Net realized gain on investments:
Class M	(452,142)	-	-	-
Investor Shares	(43,068)	-	-	-
Total Dividends	(5,057,694)	(4,944,177)	(40,469,676)	(38,932,726)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	22,940,063	19,769,952	10,802,969	228,887,395
Investor Shares	993,077	1,228,268	20,503,815	22,303,245
Dividends reinvested:
Class M	718,050	473,206	16,389,949	15,192,762
Investor Shares	339,400	340,564	396,563	267,506
Cost of shares redeemed:
Class M	(23,482,588)	(20,925,756)	(123,224,652)	(108,405,899)
Investor Shares	(3,011,738)	(2,272,496)	(12,904,709)	(10,538,414)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(1,503,736)	(1,386,262)	(88,036,065)	147,706,595
Total Increase (Decrease) in Net Assets	4,543,054	(4,002,925)	(48,027,883)	129,354,595
Net Assets ($):
Beginning of Period	184,832,105	188,835,030	1,158,140,643	1,028,786,048
End of Period	189,375,159	184,832,105	1,110,112,760	1,158,140,643
Capital Share Transactions (Shares):
Class Ma
Shares sold	2,002,590	1,743,593	812,230	17,181,239
Shares issued for dividends reinvested	62,831	41,716	1,238,379	1,153,996
Shares redeemed	(2,065,435)	(1,845,901)	(9,329,500)	(8,236,637)
Net Increase (Decrease) in Shares Outstanding	(14)	(60,592)	(7,278,891)	10,098,598
Investor Shares[a]
Shares sold	86,483	107,734	1,539,987	1,689,177
Shares issued for dividends reinvested	29,638	30,002	29,889	20,334
Shares redeemed	(262,083)	(200,439)	(973,681)	(803,210)
Net Increase (Decrease) in Shares Outstanding	(145,962)	(62,703)	596,195	906,301

[a]

During the period ended August 31, 2016, 71,936 Class M shares representing $824,338 were exchanged for 71,891 Investor shares for BNY Mellon New York Intermediate Tax-Exempt Bond Fund and 1,544,688 Class M shares representing $20,563,879 were exchanged for 1,544,529 Investor shares for BNY Mellon Municipal Opportunities Fund.

See notes to financial statements.

89

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the funds’ financial statements.

	Class M Shares
	Year Ended August 31,
BNY Mellon National Intermediate Municipal Bond Fund	2016		2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	13.56		13.77	13.22	13.98	13.45
Investment Operations:
Investment income—net [a]	.36		.37	.39	.41	.43
Net realized and unrealized gain (loss) on investments	.43		(.21)	.55	(.73)	.53
Total from Investment Operations	.79		.16	.94	(.32)	.96
Distributions:
Dividends from investment income—net	(.35)		(.37)	(.39)	(.39)	(.43)
Dividends from net realized gain on investments	(.00)	[b]	-	-	(.05)	(.00)	[b]
Total Distributions	(.35)		(.37)	(.39)	(.44)	(.43)
Net asset value, end of period	14.00		13.56	13.77	13.22	13.98
Total Return (%)	5.94		1.23	7.18	(2.43)	7.25
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.50		.50	.50	.50	.50
Ratio of net expenses to average net assets	.50		.50	.50	.50	.50
Ratio of net investment income to average net assets	2.58		2.70	2.90	2.94	3.16
Portfolio Turnover Rate	18.61		35.65	24.65	24.05	25.31
Net Assets, end of period ($ x 1,000)	2,223,660		1,970,693	1,827,575	1,692,786	1,697,522

a  Based on average shares outstanding.

b  Amount represents less than $.01 per share.

See notes to financial statements.

90

	Investor Shares
	Year Ended August 31,
BNY Mellon National Intermediate Municipal Bond Fund	2016		2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	13.54		13.75	13.20	13.97	13.44
Investment Operations:
Investment income—net [a]	.32		.34	.36	.37	.40
Net realized and unrealized gain (loss) on investments	.45		(.22)	.54	(.74)	.53
Total from Investment Operations	.77		.12	.90	(.37)	.93
Distributions:
Dividends from investment income—net	(.32)		(.33)	(.35)	(.35)	(.40)
Dividends from net realized gain on investments	(.00)	[b]	-	-	(.05)	(.00)	[b]
Total Distributions	(.32)		(.33)	(.35)	(.40)	(.40)
Net asset value, end of period	13.99		13.54	13.75	13.20	13.97
Total Return (%)	5.76		.90	6.92	(2.68)	6.99
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75		.75	.75	.75	.75
Ratio of net expenses to average net assets	.75		.75	.75	.75	.75
Ratio of net investment income to average net assets	2.33		2.45	2.65	2.68	2.92
Portfolio Turnover Rate	18.61		35.65	24.65	24.05	25.31
Net Assets, end of period ($ x 1,000)	55,272		50,199	42,042	37,095	38,067

a  Based on average shares outstanding.

b  Amount represents less than $.01 per share.

See notes to financial statements.

91

FINANCIAL HIGHLIGHTS (continued)

	Class M Shares
	Year Ended August 31,
BNY Mellon National Short-Term Municipal Bond Fund	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	12.83	12.94	12.86	13.01	12.99
Investment Operations:
Investment income—net [a]	.11	.11	.10	.12	.15
Net realized and unrealized gain (loss) on investments	.05	(.09)	.09	(.15)	.02
Total from Investment Operations	.16	.02	.19	(.03)	.17
Distributions:
Dividends from investment income—net	(.11)	(.11)	(.10)	(.12)	(.15)
Dividends from net realized gain on investments	(.01)	(.02)	(.01)	-	-
Total Distributions	(.12)	(.13)	(.11)	(.12)	(.15)
Net asset value, end of period	12.87	12.83	12.94	12.86	13.01
Total Return (%)	1.21	.17	1.37	(.27)	1.34
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.51	.50	.50	.50	.51
Ratio of net expenses to average net assets	.51	.50	.50	.50	.51
Ratio of net investment income to average net assets	.84	.82	.77	.89	1.18
Portfolio Turnover Rate	51.47	34.24	39.43	41.94	34.17
Net Assets, end of period ($ x 1,000)	1,104,162	1,007,532	1,244,187	1,181,988	1,241,129

a  Based on average shares outstanding.

See notes to financial statements.

92

	Investor Shares
	Year Ended August 31,
BNY Mellon National Short-Term Municipal Bond Fund	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	12.82	12.93	12.85	13.00	12.97
Investment Operations:
Investment income—net [a]	.08	.08	.07	.08	.12
Net realized and unrealized gain (loss) on investments	.05	(.10)	.09	(.15)	.03
Total from Investment Operations	.13	(.02)	.16	(.07)	.15
Distributions:
Dividends from investment income—net	(.08)	(.07)	(.07)	(.08)	(.12)
Dividends from net realized gain on investments	(.01)	(.02)	(.01)	-	-
Total Distributions	(.09)	(.09)	(.08)	(.08)	(.12)
Net asset value, end of period	12.86	12.82	12.93	12.85	13.00
Total Return (%)	.97	(.15)	1.20	(.52)	1.17
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.76	.76	.76	.76	.76
Ratio of net expenses to average net assets	.76	.76	.76	.76	.76
Ratio of net investment income to average net assets	.60	.59	.52	.63	.92
Portfolio Turnover Rate	51.47	34.24	39.43	41.94	34.17
Net Assets, end of period ($ x 1,000)	5,880	12,166	9,696	4,479	4,009

a  Based on average shares outstanding.

See notes to financial statements.

93

FINANCIAL HIGHLIGHTS (continued)

	Class M Shares
	Year Ended August 31,
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	12.31	12.56	12.27	13.15	12.77
Investment Operations:
Investment income—net [a]	.32	.33	.36	.36	.42
Net realized and unrealized gain (loss) on investments	.41	(.25)	.40	(.79)	.38
Total from Investment Operations	.73	.08	.76	(.43)	.80
Distributions:
Dividends from investment income—net	(.32)	(.33)	(.36)	(.36)	(.42)
Dividends from net realized gain on investments	(.04)	-	(.11)	(.09)	-
Total Distributions	(.36)	(.33)	(.47)	(.45)	(.42)
Net asset value, end of period	12.68	12.31	12.56	12.27	13.15
Total Return (%)	5.96	.74	6.31	(3.47)	6.34
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.69	.68	.68	.67	.67
Ratio of net expenses to average net assets	.69	.68	.68	.67	.67
Ratio of net investment income to average net assets	2.52	2.65	2.89	2.80	3.23
Portfolio Turnover Rate	25.94	35.96	25.84	29.10	27.16
Net Assets, end of period ($ x 1,000)	255,017	276,729	306,673	357,431	403,371

a  Based on average shares outstanding.

See notes to financial statements.

94

	Investor Shares
	Year Ended August 31,
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	12.29	12.54	12.25	13.14	12.75
Investment Operations:
Investment income—net [a]	.28	.30	.33	.33	.38
Net realized and unrealized gain (loss) on investments	.42	(.25)	.39	(.80)	.41
Total from Investment Operations	.70	.05	.72	(.47)	.79
Distributions:
Dividends from investment income—net	(.28)	(.30)	(.32)	(.33)	(.40)
Dividends from net realized gain on investments	(.04)	-	(.11)	(.09)	-
Total Distributions	(.32)	(.30)	(.43)	(.42)	(.40)
Net asset value, end of period	12.67	12.29	12.54	12.25	13.14
Total Return (%)	5.79	.40	6.04	(3.71)	6.28
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.94	.93	.93	.92	.92
Ratio of net expenses to average net assets	.94	.93	.93	.92	.92
Ratio of net investment income to average net assets	2.27	2.41	2.64	2.58	2.97
Portfolio Turnover Rate	25.94	35.96	25.84	29.10	27.16
Net Assets, end of period ($ x 1,000)	5,981	5,558	4,437	4,200	8,520

a  Based on average shares outstanding.

See notes to financial statements.

95

FINANCIAL HIGHLIGHTS (continued)

	Class M Shares
	Year Ended August 31,
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	12.73	12.95	12.62	13.54	13.12
Investment Operations:
Investment income—net [a]	.31	.33	.36	.37	.41
Net realized and unrealized gain (loss) on investments	.43	(.21)	.42	(.77)	.44
Total from Investment Operations	.74	.12	.78	(.40)	.85
Distributions:
Dividends from investment income—net	(.31)	(.34)	(.36)	(.37)	(.42)
Dividends from net realized gain on investments	-	-	(.09)	(.15)	(.01)
Total Distributions	(.31)	(.34)	(.45)	(.52)	(.43)
Net asset value, end of period	13.16	12.73	12.95	12.62	13.54
Total Return (%)	5.88	.98	6.21	(3.11)	6.50
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.54	.53	.53	.53	.53
Ratio of net expenses to average net assets	.54	.53	.53	.53	.53
Ratio of net investment income to average net assets	2.39	2.60	2.85	2.79	3.11
Portfolio Turnover Rate	28.71	41.79	32.80	21.16	29.39
Net Assets, end of period ($ x 1,000)	360,108	310,635	305,513	312,640	346,647

a  Based on average shares outstanding.

See notes to financial statements.

96

	Investor Shares
	Year Ended August 31,
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	12.73	12.94	12.62	13.54	13.12
Investment Operations:
Investment income—net [a]	.28	.31	.34	.34	.38
Net realized and unrealized gain (loss) on investments	.42	(.22)	.40	(.77)	.43
Total from Investment Operations	.70	.09	.74	(.43)	.81
Distributions:
Dividends from investment income—net	(.28)	(.30)	(.33)	(.34)	(.38)
Dividends from net realized gain on investments	-	-	(.09)	(.15)	(.01)
Total Distributions	(.28)	(.30)	(.42)	(.49)	(.39)
Net asset value, end of period	13.15	12.73	12.94	12.62	13.54
Total Return (%)	5.54	.73	5.95	(3.35)	6.23
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.79	.78	.78	.78	.78
Ratio of net expenses to average net assets	.79	.78	.78	.78	.78
Ratio of net investment income to average net assets	2.15	2.35	2.60	2.55	2.86
Portfolio Turnover Rate	28.71	41.79	32.80	21.16	29.39
Net Assets, end of period ($ x 1,000)	8,410	8,632	9,910	8,261	9,107

a  Based on average shares outstanding.

See notes to financial statements.

97

FINANCIAL HIGHLIGHTS (continued)

	Class M Shares
	Year Ended August 31,
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	11.24	11.40	11.11	11.92	11.46
Investment Operations:
Investment income—net [a]	.29	.30	.31	.30	.36
Net realized and unrealized gain (loss) on investments	.41	(.16)	.46	(.69)	.49
Total from Investment Operations	.70	.14	.77	(.39)	.85
Distributions:
Dividends from investment income—net	(.29)	(.30)	(.31)	(.30)	(.36)
Dividends from net realized gain on investments	(.03)	-	(.17)	(.12)	(.03)
Total Distributions	(.32)	(.30)	(.48)	(.42)	(.39)
Net asset value, end of period	11.62	11.24	11.40	11.11	11.92
Total Return (%)	6.30	1.33	7.04	(3.40)	7.48
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.72	.71	.71	.70	.71
Ratio of net expenses to average net assets	.59	.59	.59	.59	.59
Ratio of net investment income to average net assets	2.53	2.64	2.79	2.57	3.06
Portfolio Turnover Rate	36.53	52.79	36.42	39.32	30.96
Net Assets, end of period ($ x 1,000)	175,053	169,337	172,407	184,657	203,768

a  Based on average shares outstanding.

See notes to financial statements.

98

	Investor Shares
	Year Ended August 31,
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	11.24	11.40	11.12	11.93	11.47
Investment Operations:
Investment income—net [a]	.26	.27	.29	.27	.33
Net realized and unrealized gain (loss) on investments	.41	(.16)	.44	(.69)	.49
Total from Investment Operations	.67	.11	.73	(.42)	.82
Distributions:
Dividends from investment income—net	(.26)	(.27)	(.28)	(.27)	(.33)
Dividends from net realized gain on investments	(.03)	-	(.17)	(.12)	(.03)
Total Distributions	(.29)	(.27)	(.45)	(.39)	(.36)
Net asset value, end of period	11.62	11.24	11.40	11.12	11.93
Total Return (%)	6.03	.98	6.77	(3.63)	7.20
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.97	.96	.96	.95	.96
Ratio of net expenses to average net assets	.84	.84	.84	.84	.84
Ratio of net investment income to average net assets	2.28	2.39	2.54	2.32	2.81
Portfolio Turnover Rate	36.53	52.79	36.42	39.32	30.96
Net Assets, end of period ($ x 1,000)	14,322	15,495	16,428	17,930	19,097

a  Based on average shares outstanding.

See notes to financial statements.

99

FINANCIAL HIGHLIGHTS (continued)

	Class M Shares
	Year Ended August 31,
BNY Mellon Municipal Opportunities Fund	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	12.99	13.16	12.38	13.42	12.27
Investment Operations:
Investment income—net [a]	.50	.47	.49	.43	.50
Net realized and unrealized gain (loss) on investments	.45	(.18)	1.04	(.92)	1.15
Total from Investment Operations	.95	.29	1.53	(.49)	1.65
Distributions:
Dividends from investment income—net	(.48)	(.46)	(.48)	(.43)	(.50)
Dividends from net realized gain on investments	-	-	(.27)	(.12)	-
Total Distributions	(.48)	(.46)	(.75)	(.55)	(.50)
Net asset value, end of period	13.46	12.99	13.16	12.38	13.42
Total Return (%)	7.40	2.20	12.88	(3.95)	13.65
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.71	.69	.71	.71	.73
Ratio of net expenses to average net assets	.71	.69	.71	.71	.73
Ratio of interest and expense related to floating rate notes issued to average net assets	.05	.04	.05	.05	.06
Ratio of net investment income to average net assets	3.79	3.57	3.88	3.22	3.84
Portfolio Turnover Rate	31.92	41.90	58.87	93.04	119.90
Net Assets, end of period ($ x 1,000)	1,084,650	1,141,309	1,023,660	946,739	721,943

a  Based on average shares outstanding.

See notes to financial statements.

100

	Investor Shares
	Year Ended August 31,
BNY Mellon Municipal Opportunities Fund	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	12.99	13.16	12.38	13.43	12.27
Investment Operations:
Investment income—net [a]	.47	.43	.46	.40	.47
Net realized and unrealized gain (loss) on investments	.44	(.18)	1.05	(.93)	1.16
Total from Investment Operations	.91	.25	1.51	(.53)	1.63
Distributions:
Dividends from investment income—net	(.44)	(.42)	(.46)	(.40)	(.47)
Dividends from net realized gain on investments	-	-	(.27)	(.12)	-
Total Distributions	(.44)	(.42)	(.73)	(.52)	(.47)
Net asset value, end of period	13.46	12.99	13.16	12.38	13.43
Total Return (%)	7.13	1.93	12.54	(4.19)	13.46
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96	.96	.98	.96	.99
Ratio of net expenses to average net assets	.96	.96	.98	.96	.99
Ratio of interest and expense related to floating rate notes issued to average net assets	.05	.04	.05	.05	.06
Ratio of net investment income to average net assets	3.55	3.30	3.67	2.98	3.63
Portfolio Turnover Rate	31.92	41.90	58.87	93.04	119.90
Net Assets, end of period ($ x 1,000)	25,463	16,832	5,126	2,947	2,328

a  Based on average shares outstanding.

See notes to financial statements.

101

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently consisting of twenty-five series, including the following non-diversified funds: BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Municipal Opportunities Fund (each, a “fund” and collectively, the “funds”). The objectives of the funds are as follows: BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon National Short-Term Municipal Bond Fund seek to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. BNY Mellon Pennsylvania Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. BNY Mellon Massachusetts Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. BNY Mellon New York Intermediate Tax-Exempt Bond Fund seeks as high a level of current income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital. BNY Mellon Municipal Opportunities Fund seeks to maximize total return consisting of high current income exempt from federal income tax and capital appreciation.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (the “Investment Adviser”). The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares, which are sold without a sales charge.

Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class M and Investor. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

102

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value each fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the funds calculate their net asset value, the funds may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

Table 1 summarizes the inputs used as of August 31, 2016 in valuing each fund’s investments:

At August 31, 2016, there were no transfers between levels of the fair value hierarchy.

Table 1—Fair Value Measurements
	Investments in Securities
	Level 1—Unadjusted Quoted Prices		Level 2—Other Significant Observable Inputs		Level 3—Significant Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon National Intermediate Municipal Bond Fund
Municipal Bonds†	-	-	2,297,148,800	-	-	-	2,297,148,800
Other Financial Instruments:
Financial Futures††	-	(23,812)	-	-	-	-	(23,812)
BNY Mellon National Short-Term Municipal Bond Fund
Municipal Bonds†	-	-	1,124,412,092	-	-	-	1,124,412,092

103

NOTES TO FINANCIAL STATEMENTS (continued)

Table 1—Fair Value Measurements (continued)
	Investments in Securities
	Level 1—Unadjusted Quoted Prices		Level 2—Other Significant Observable Inputs		Level 3—Significant Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Municipal Bonds†	-	-	261,420,766	-	-	-	261,420,766
Other Financial Instruments:
Financial Futures††	-	(2,703)	-	-	-	-	(2,703)
BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Municipal Bonds†	-	-	361,671,575	-	-	-	361,671,575
Other Financial Instruments:
Financial Futures††	-	(3,813)	-	-	-	-	(3,813)
BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Municipal Bonds†	-	-	189,436,250	-	-	-	189,436,250
Other Financial Instruments:
Financial Futures††	-	(1,969)	-	-	-	-	(1,969)
BNY Mellon Municipal Opportunities Fund
Municipal Bonds†	-	-	1,187,049,510	-	-	-	1,187,049,510
Other Financial Instruments:
Financial Futures††	-	(79,883)	-	-	-	-	(79,883)
Floating Rate Notes†††	-	-	-	(69,540,000)	-	-	(69,540,000)

† See Statement of Investments for additional detailed categorizations.

†† Amount shown represents unrealized depreciation at period end.

††† Certain of the fund's liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund and BNY Mellon New York Intermediate Tax-Exempt Bond Fund each follow an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the funds.

(c) Dividends to shareholders: It is the policy of each fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of each fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise

104

taxes. For federal income tax purposes, each fund is treated as a separate entity for the purpose of determining such qualification.

As of and during the period ended August 31, 2016, the funds did not have any liabilities for any uncertain tax positions. Each fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended August 31, 2016, the funds did not incur any interest or penalties.

Each tax year in the four-year period ended August 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Table 2 summarizes each fund’s components of accumulated earnings on a tax basis at August 31, 2016.

Under the Regulated Investment Company Modernization Act of 2010, each fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

Table 3 summarizes each fund’s accumulated capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2016.

Table 4 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2016 and August 31, 2015, respectively.

Table 2—Components of Accumulated Earnings
	Undistributed Tax-Exempt Income ($)	Undistributed Ordinary Income ($)	Accumulated Capital Losses ($)	Undistributed Capital Gains ($)	Unrealized Appreciation ($)
BNY Mellon National Intermediate Municipal Bond Fund	556,882	2,323,384	-	6,854,012	139,533,451
BNY Mellon National Short-Term Municipal Bond Fund	108,844	405,623	-	789,481	3,244,385
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	173,090	239,173	-	2,714,304	13,224,339
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	13,099	505	-	1,489,745	19,987,236
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	1,568	616,805	-	1,269,197	11,521,319
BNY Mellon Municipal Opportunities Fund	556,044	219,349	(45,791,664)	-	111,447,686

Table 3—Capital Loss Carryover
	Short-Term Losses($)†	Long-Term Losses($)††	Total($)
BNY Mellon Municipal Opportunities Fund	29,749,625	16,042,039	45,791,664

† Short-term capital losses which can be carried forward for an unlimited period.

†† Long-term capital losses which can be carried forward for an unlimited period.

Table 4—Tax Character of Distributions Paid
	2016			2015
	Tax-Exempt Income ($)	Ordinary Income ($)	Long-Term Capital Gains ($)	Tax-Exempt Income ($)	Ordinary Income ($)	Long-Term Capital Gains ($)
BNY Mellon National Intermediate Municipal Bond Fund	54,673,461	121,472	197,392	53,117,048	-	-
BNY Mellon National Short-Term Municipal Bond Fund	8,585,687	296,479	272,439	9,398,496	27,632	1,368,148
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	6,909,186	139,845	728,548	7,993,191	-	-
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	8,179,079	-	-	8,388,285	-	-
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	4,562,484	-	495,210	4,944,177	-	-
BNY Mellon Municipal Opportunities Fund	39,326,061	1,143,615	-	36,954,105	1,978,621	-

105

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended August 31, 2016, as a result of permanent book to tax differences, each fund decreased accumulated undistributed investment income–net, increased (decreased) accumulated net realized gain (loss) on investments and increased paid-in capital as summarized in Table 5. These permanent book to tax differences are primarily due to the tax treatment for amortization of premiums/discounts and dividend reclassification. Net assets and net asset value per share were not affected by these reclassifications.

NOTE 2—Bank Lines of Credit:

The funds participate with other Dreyfus-managed funds in a $555 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million and prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended August 31, 2016, the funds did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an Investment Advisory Agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .35% of BNY Mellon National Intermediate Municipal Bond Fund, .35% of BNY Mellon National Short-Term Municipal Bond Fund, .50% of BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, .35% of BNY Mellon Massachusetts Intermediate Municipal Bond Fund, .50% of BNY Mellon New York Intermediate Tax-Exempt Bond Fund and .50% of BNY Mellon Municipal Opportunities Fund.

For BNY Mellon New York Intermediate Tax-Exempt Bond Fund, the Investment Adviser has contractually agreed from September 1, 2015 through December 31, 2016, to waive receipt of its fees and/or assume the expense of the fund so that the direct expense of neither class (excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .59% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $227,491 during the period ended August 31, 2016.

Pursuant to the Administration Agreement, The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion    .15%

$6 billion up to $12 billion   .12%

In excess of $12 billion    .10%

Table 5—Return of Capital Statement of Position
	Accumulated Undistributed Investment-Net ($)	Accumulated Net Realized Gain (Loss) ($)	Paid-in Capital ($)
BNY Mellon National Intermediate Municipal Bond Fund	(401,221)	353,181	48,040
BNY Mellon National Short-Term Municipal Bond Fund	(7,315)	(2,328)	9,643
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	(1,352)	1,258	94
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	(1,353)	1,278	75
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	(30,608)	30,363	245
BNY Mellon Municipal Opportunities Fund	(2,239,968)	2,205,220	34,748

106

(b) Each fund has adopted a Shareholder Services Plan with respect to its Investor shares. Each fund pays the Distributor at an annual rate of .25% of the value of its Investor shares average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 6 summarizes the amounts Investor shares were charged during the period ended August 31, 2016, pursuant to the Shareholder Services Plan. Additional fees included in Shareholder servicing costs in the Statements of Operations primarily include fees paid for cash management charges.

Table 6—Shareholder Services Plan Fees

BNY Mellon National Intermediate Municipal Bond Fund	$129,658
BNY Mellon National Short-Term Municipal Bond Fund	21,550
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	15,292
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	21,809
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	37,843
BNY Mellon Municipal Opportunities Fund	46,464

The funds have arrangements with the transfer agent and the custodian whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the funds include net earnings credits as expense offsets in the Statements of Operations.

Each fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the funds. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. The Bank of New York Mellon pays each fund’s transfer agent fees out of the administration fee it receives from the Trust. Table 7 summarizes the amount each fund was charged during the period ended August 31, 2016 for cash management services, which is included in Shareholder servicing costs in the Statements of Operations. Cash management fees were partially offset by earnings credits, also summarized in Table 7.

Each fund compensates The Bank of New York Mellon, under a custody agreement for providing custodial services for each fund. These fees are determined based on net assets, geographic region and transaction activity. Table 8 summarizes the amount each fund was charged during the period ended August 31, 2016 pursuant to the custody agreement.

Table 8—Custody Agreement Fees

BNY Mellon National Intermediate Municipal Bond Fund	$108,947
BNY Mellon National Short-Term Municipal Bond Fund	78,173
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	27,395
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	29,549
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	18,771
BNY Mellon Municipal Opportunities Fund	82,859

Table 7—Cash Management Agreement Fees
	Dreyfus Transfer, Inc. Cash Management Fees ($)	Dreyfus Transfer, Inc. Earnings Credits ($)
BNY Mellon National Intermediate Municipal Bond Fund	398	(137)
BNY Mellon National Short-Term Municipal Bond Fund	101	(35)
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	53	(19)
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	139	(48)
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	425	(146)
BNY Mellon Municipal Opportunities Fund	81	(27)

107

NOTES TO FINANCIAL STATEMENTS (continued)

Each fund compensates The Bank of New York Mellon under a shareholder redemptions draft processing agreement for providing certain services related to the funds’ check writing privilege. Table 9 summarizes the amount each fund was charged during the period ended August 31, 2016 for cash management services, which is included in Shareholder servicing costs in the Statements of Operations.

Table 9—The Bank of New York Mellon Cash Management Fees

BNY Mellon National Intermediate Municipal Bond Fund	$197
BNY Mellon National Short-Term Municipal Bond Fund	43
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	24
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	82
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	247
BNY Mellon Municipal Opportunities Fund	32

During the period ended August 31, 2016, each fund was charged $9,967 for services performed by the Chief Compliance Officer and his staff.

Table 10 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statements of Assets and Liabilities for each fund.

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

Table 11 summarizes each fund’s aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended August 31, 2016.

Table 10—Due to The Dreyfus Corporation and Affiliates
	Investment Advisory Fees ($)	Shareholder Services Plan Fees ($)	Custodian Fees ($)	Chief Compliance Officer Fees ($)	Less Expense Reimbursement ($)
BNY Mellon National Intermediate Municipal Bond Fund	672,436	11,673	51,004	6,416	-
BNY Mellon National Short-Term Municipal Bond Fund	323,804	1,584	39,005	6,416	-
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	111,316	1,370	12,368	6,416	-
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	108,608	1,791	14,869	6,416	-
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	79,926	3,046	8,800	6,416	(18,869)
BNY Mellon Municipal Opportunities Fund	469,624	5,283	40,800	6,416	-

Table 11—Purchases and Sales
	Purchases ($)	Sales ($)
BNY Mellon National Intermediate Municipal Bond Fund	639,361,313	394,144,260
BNY Mellon National Short-Term Municipal Bond Fund	585,941,901	517,579,190
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	70,345,053	99,252,448
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	127,639,518	96,320,342
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	65,852,277	66,453,989
BNY Mellon Municipal Opportunities Fund	352,973,105	432,967,713

108

Inverse Floater Securities: BNY Mellon Municipal Opportunities Fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Inverse Floater Trust”). The Inverse Floater Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Inverse Floater Trust, which is transferred to the fund, and is paid interest based on the remaining cash flows of the Inverse Floater Trust, after payment of interest on the other securities and various expenses of the Inverse Floater Trust. An inverse floater security may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the Inverse Floater Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Inverse Floater Trust. A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Inverse Floater Trust (“Liquidation Shortfall”). When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended August 31, 2016, was approximately $69,540,000 with a related weighted average annualized interest rate of .86%.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by each fund during the period ended August 31, 2016 is discussed below.

Financial Futures: In the normal course of pursuing its investment objective, the funds are exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The funds invest in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statements of Operations. When the contracts are closed, the funds recognize a realized gain or loss which is reflected in the Statements of Operations. There is minimal counterparty credit risk to the funds with financial futures since they are exchange traded, and the exchange guarantees the financial futures against default. Financial futures open at August 31, 2016 are set forth in the Statements of Financial Futures. At August 31, 2016, there were no financial futures outstanding for BNY Mellon National Short-Term Municipal Bond Fund.

109

NOTES TO FINANCIAL STATEMENTS (continued)

Table 12 summarizes each fund’s average market value of derivatives outstanding during the period ended August 31, 2016.

Table 12—Average Market Value of Derivatives
Average Market Value ($)
BNY Mellon National Intermediate Municipal Bond Fund Interest rate financial futures	$120,517,497
BNY Mellon National Short-Term Municipal Bond Fund Interest rate financial futures	13,877,752
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund Interest rate financial futures	15,898,734
BNY Mellon Massachusetts Intermediate Municipal Bond Fund Interest rate financial futures	19,204,126
BNY Mellon New York Intermediate Tax-Exempt Bond Fund Interest rate financial futures	10,467,337
BNY Mellon Municipal Opportunities Fund Interest rate financial futures	412,364,677

Table 13 summarizes the cost of investments for federal income tax purposes, gross appreciation, gross depreciation and accumulated net unrealized appreciation (depreciation) on investments for each fund at August 31, 2016.

Table 13—Accumulated Net Unrealized Appreciation (Depreciation)
	Cost of Investments ($)	Gross Appreciation ($)	Gross Depreciation ($)	Net ($)
BNY Mellon National Intermediate Municipal Bond Fund	2,157,615,349	148,317,841	8,784,390	139,533,451
BNY Mellon National Short-Term Municipal Bond Fund	1,121,167,707	6,314,716	3,070,331	3,244,385
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	248,196,427	17,275,971	4,051,632	13,224,339
BNY Mellon National Massachusetts Intermediate Municipal Bond Fund	341,684,339	22,514,185	2,526,949	19,987,236
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	177,914,931	12,339,674	818,355	11,521,319
BNY Mellon Municipal Opportunities Fund	1,006,061,824	125,071,674	13,623,988	111,447,686

110

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
BNY Mellon Funds Trust

We have audited the accompanying statements of assets and liabilities of BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund, and BNY Mellon Municipal Opportunities Fund (collectively the “Funds”), each a series of BNY Mellon Funds Trust, including the statements of investments and statements of financial futures, as of August 31, 2016, and the related statements of operations and statement of cash flows (with respect to BNY Mellon Municipal Opportunities Fund) for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds, as of August 31, 2016, the results of their operations and cash flows (with respect to BNY Mellon Municipal Opportunities Fund) for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 28, 2016

111

IMPORTANT TAX INFORMATION (Unaudited)

BNY Mellon National Intermediate Municipal Bond Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2016 as “exempt-interest dividends” (not generally subject to regular federal income tax). Also, the fund reports the maximum amount allowable but not less than $.0013 per share as a capital gain dividend paid on December 23, 2015 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0008 as a short-term capital gain dividend paid on December 23, 2015 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2015 calendar year on Form 1099-DIV, which will be mailed in early 2016.

BNY Mellon National Short-Term Municipal Bond Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2016 as “exempt-interest dividends” (not generally subject to regular federal income tax). Also, the fund reports the maximum amount allowable but not less than $.0034 per share as a capital gain dividend paid on December 23, 2015 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0037 as a short-term capital gain dividend paid on December 23, 2015 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2015 calendar year on Form 1099-DIV, which will be mailed in early 2016

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2016 as “exempt-interest dividends” (not generally subject to regular federal income tax). Also, the fund reports the maximum amount allowable but not less than $.0323 per share as a capital gain dividend paid on December 23, 2015 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0062 as a short-term capital gain dividend paid on December 23, 2015 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2015 calendar year on Form 1099-DIV, which will be mailed in early 2016.

BNY Mellon Massachusetts Intermediate Municipal Bond Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2016 as “exempt-interest dividends” (not generally subject to regular federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2016 calendar year on Form 1099-DIV, which will be mailed in early 2017.

BNY Mellon New York Intermediate Tax-Exempt Bond Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2016 as “exempt-interest dividends” (not generally subject to regular federal income tax). Also, the fund reports the maximum amount allowable but not less than $.0314 per share as a capital gain dividend paid on December 23, 2015 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2016 calendar year on Form 1099-DIV, which will be mailed in early 2017.

BNY Mellon Municipal Opportunities Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2016 as “exempt-interest dividends” (not generally subject to regular federal income tax), except $1,143,615 that is being reported as an ordinary income distribution for reporting purposes. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2016 calendar year on Form 1099-DIV, which will be mailed in early 2017.

112

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the Trust’s Board of Trustees held on March 7-8, 2016, the Board considered the renewal of the Trust’s Investment Advisory Agreement and Administration Agreement (together, the “Agreement”), pursuant to which BNY Mellon Fund Advisers, a division of Dreyfus, provides the funds with investment advisory services and The Bank of New York Mellon provides the funds with administrative services. The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain of these administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Funds. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to the funds. Dreyfus provided the number of open accounts in each fund, each fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of the funds (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to each fund.

The Board also considered research support available to, and portfolio management capabilities of, each fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Funds’ Performance and Management Fees and Expense Ratios. The Board reviewed reports prepared by Broadridge Financial Solutions (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2015, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to each fund and comparison funds. They also noted that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

BNY Mellon National Intermediate Municipal Bond Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group medians for all periods (lowest in the Performance Group for the ten-year period and ranking in the fourth quartile of the Performance Group in most periods), except for the one-year period when the fund’s performance was above the Performance Group median, and was above the Performance Universe medians for all periods, except for the two-year period when the fund’s performance was below the Performance Universe median. The Board also noted that the fund’s yield performance was at or above the Performance Group medians for five of the ten one-year periods (generally with a narrow spread between the fund yield and the median when the yield was below median) and above the Performance Universe medians for each of the ten one-year periods ended December 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

113

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was slightly above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were below the Expense Group and Expense Universe medians.

BNY Mellon National Short-Term Municipal Bond Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods (ranking in the fourth quartile of the Performance Group for most periods), except for the ten-year period when the fund’s performance was above the Performance Universe median. The Board also noted that the fund’s yield performance was below the Performance Group medians and in the fourth quartile of the Performance Group for nine of the ten one-year periods and below the Performance Universe medians for six of the ten one-year periods ended December 31st. It was noted that there was a narrow spread between the fund’s total return or yield and the corresponding Performance Universe median in several of the periods when the fund’s performance was below median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board also received a presentation from the fund’s primary portfolio manager regarding the factors that influenced the fund’s performance results over the past year (which also impacted results for longer-term periods), including the fact that the fund’s target duration generally was shorter than those of the funds in the Performance Group and the fund typically held higher quality securities than those held by some of the funds in the Performance Group.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was slightly above the Expense Group median (highest in the Expense Group), the fund’s actual management fee was above the Expense Group and Expense Universe medians (highest in the Expense Group and Expense Universe) and the fund’s total expenses were slightly above the Expense Group and Expense Universe medians.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods (with only three or four funds in the Performance Group) and the lowest in the Performance Group for all periods. The Board also noted that the fund’s yield performance was at or above the Performance Group medians for seven of the ten one-year periods and above the Performance Universe medians for each of the ten one-year periods ended on December 31st. It was noted that there was a narrow spread between the fund’s total return and the Performance Universe median and between the fund’s yield and the Performance Group median in certain periods when the fund’s performance was below median. It also was noted that there were no other funds that invested primarily in Pennsylvania municipal securities in the Performance Group and Performance Universe. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons, noting that the Expense Group consisted of only four funds, including the fund. The Board noted that the fund’s contractual management fee was above the Expense Group median (highest in the Expense Group), the fund’s actual management fee was above the Expense Group and Expense Universe medians (highest in the Expense Group and Expense Universe) and the fund’s total expenses were slightly above the Expense Group median and above the Expense Universe medians (highest in the Expense Group).

BNY Mellon Massachusetts Intermediate Municipal Bond Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was variously above, at and below the Performance Group medians (with only two to four funds in the Performance Group) and was above the Performance Universe medians for all periods. The Board also noted that the fund’s yield performance was at or above the Performance Group medians for eight of the ten one-year periods and above the Performance Universe medians for each of the ten one-year periods ended December 31st. It was noted that the Performance Universe was comprised of funds that invested primarily in municipal securities other than Massachusetts municipal securities. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was ranked second of the three funds in the Expense Group, the fund’s actual management fee was ranked fourth of the four funds (the highest) in the Expense Group and slightly above the Expense Universe median and the fund’s total expenses were ranked first of the four funds (the lowest) in the Expense Group and below the Expense Universe median.

114

BNY Mellon New York Intermediate Tax-Exempt Bond Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was at or below the Performance Group medians for all periods, except for the one-year period when the fund’s performance was above the Performance Group median (with only four or five funds in the Performance Group, except for the ten-year period during which the fund was the only fund in the Performance Group), and was above the Performance Universe medians for all periods (ranking in the first quartile for all periods). The Board also noted that the fund’s yield performance was at or below the Performance Group medians for the seven most recent one-year periods ended December 31st (with only three to five funds in the Performance Group) and that the fund was the only fund in the Performance Group for the remaining three one-year periods and was at or above the Performance Universe medians for nine of the ten one-year periods December 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were below the Expense Group and Expense Universe medians.

Dreyfus representatives noted that the investment adviser has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund until December 31, 2016, so that annual direct fund operating expenses (excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.59% of the fund’s average daily net assets.

BNY Mellon Municipal Opportunities Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group medians for all periods, except the three-year period when the fund’s performance was above the Performance Group median, and above the Performance Universe medians for all periods. The Board also noted that the fund’s yield performance was below the Performance Group medians for each of the seven one-year periods, ranking in the fourth quartile for all periods, and above the Performance Universe medians for four of the past seven one-year periods ended December 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index and it was noted that the fund’s performance was higher than the return of the index in five of the seven years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was above the Expense Group median (highest in the Expense Group), the fund’s actual management fee was above the Expense Group and Expense Universe medians (highest in the Expense Group) and the fund’s total expenses were above the Expense Group and Expense Universe medians (highest in the Expense Group).

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing each fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing each fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus to each fund. The Board also noted the expense limitation arrangement for BNY Mellon New York Intermediate Tax-Exempt Bond Fund and its effect on the profitability of Dreyfus and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of the funds.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in a fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading each fund’s investments.

115

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus to each fund are adequate and appropriate.

• With respect to BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Municipal Opportunities Fund, the Board generally was satisfied with each fund’s overall performance.

• With respect to BNY Mellon National Short-Term Municipal Bond Fund, the Board accepted the performance shown in light of the considerations discussed above.

• The Board concluded that the fee paid to Dreyfus by each fund supported the renewal of the Agreement in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the funds had been adequately considered by Dreyfus in connection with the fee rate charged to each fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with a fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of each fund and the services provided to the funds by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of each fund and the investment management and other services provided under the Agreement, including information on the investment performance of each fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to each fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for each fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreement.

116

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Patrick J. O’Connor (73)

Chairman of the Board (2000)

Principal Occupation During Past 5 Years:

• Attorney, Cozen and O’Connor, P.C. since 1973, including Vice Chairman since 1980 and Chief Executive Officer and President from 2002 to 2007

No. of Portfolios for which Board Member Serves: 25

———————

John R. Alchin (68)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Retired since 2007

• Executive of Comcast Corporation, a cable services provider, from 1990 to 2007, including Executive Vice-President, Co-Chief Financial Officer and Treasurer, from 2002 to 2007

Other Public Company Board Memberships During Past 5 Years:

• Polo Ralph Lauren Corporation, a retail clothing and home furnishing company, Director (2007-present)

No. of Portfolios for which Board Member Serves: 25

———————

Ronald R. Davenport (80)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Chairman of Sheridan Broadcasting Corporation since July 1972

No. of Portfolios for which Board Member Serves: 25

———————

Jack Diederich (79)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired; Executive Vice President—Chairman’s Counsel of Alcoa Inc. from 1991 to 1997

Other Public Company Board Memberships During Past 5 Years:

• Continental Mills, a dry baking products company, Board Member

No. of Portfolios for which Board Member Serves: 25

———————

Kim D. Kelly (60)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Consultant since 2005

• Chief Restructuring Officer of Allegiance Communications LLC from August 2011 to January 2013

• Director and Chair of Broadview Networks Holdings, Inc. from August 2011 to November 2012

Other Public Company Board Memberships During Past 5 Years:

• MCG Capital Corp., Director (2004-present)

• Broadview Network Holdings, Inc.-Director and Chair (2011-2012)

No. of Portfolios for which Board Member Serves: 25

———————

Kevin C. Phelan (72)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Mortgage Banker, Colliers International since March 1978, including,

Co-Chairman since 2010, President since 2007 and Executive Vice President and

Director from March 1998 to September 2007

No. of Portfolios for which Board Member Serves: 25

———————

Patrick J. Purcell (68)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Owner, President and Publisher of the Boston Herald since February 1994

• President and Founder, jobfind.com, an employment search site on the world wide web, since July 1996

• President and Chief Executive Officer, Herald Media since 2001

No. of Portfolios for which Board Member Serves: 25

———————

Thomas F. Ryan, Jr. (75)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired since April 1999

• President and Chief Operating Officer of the American Stock Exchange from

October 1995 to April 1999

Other Public Company Board Memberships During Past 5 Years:

• RepliGen Corporation, a biopharmaceutical company, Director (2002-present)

No. of Portfolios for which Board Member Serves: 25

———————

117

BOARD MEMBERS INFORMTION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Maureen M. Young (71)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired since 2007

• Director of the Office of Government Relations at Carnegie Mellon University

from January 2000 to December 2007

No. of Portfolios for which Board Member Serves: 25

———————

Once elected all Board Members serve for an indefinite term. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS. For individual account holders for Private Wealth Management clients, please contact your account officer or call 1-888-281-7350.

118

OFFICERS OF THE TRUST (Unaudited)

PATRICK T. CROWE, President since July 2015.

National Director of Investment Advisory, Analytics and Solutions for BNY Mellon Wealth Management since July 2014; from July 2007 to July 2014, Managing Director for BNY Mellon Wealth Management's Tri-State region, comprising New York, New Jersey and Southern Connecticut. He is 52 years old and has served in various capacities with BNY Mellon since 1993.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2015.

Senior Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (66 investment companies, comprised of 161 portfolios). He is 59 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Ant-Money Laudering Compliance Officer January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 61 investment companies (comprised of 156 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Distributor since 1997.

119

For More Information

The BNY Mellon Funds

c/o The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Investment Adviser

BNY Mellon Fund Advisers, a division of
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Administrator

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Sub-Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:
BNY Mellon National Intermediate Municipal Bond Fund	Class M: MPNIX	Investor: MINMX
BNY Mellon National Short-Term Municipal Bond Fund	Class M: MPSTX	Investor: MINSX
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	Class M: MPPIX	Investor: MIPAX
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	Class M: MMBMX	Investor: MMBIX
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	Class M: MNYMX	Investor: MNYIX
BNY Mellon Municipal Opportunities Fund	Class M: MOTMX	Investor: MOTIX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of BNY Mellon Wealth Advisors (BNYWA), please contact your financial representative or call 1-800-830-0549, Option 2. Individual Account holders, please call Dreyfus at 1-800-DREYFUS.

Mail WM clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 9879, Providence, RI 02940-8079

Each fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation	MFTAR0816-MB

The BNY Mellon Funds

BNY Mellon Government Money Market Fund

BNY Mellon National Municipal Money Market Fund

ANNUAL REPORT August 31, 2016

Contents

THE FUNDS

FOR MORE INFORMATION

Back Cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Funds Trust, covering the 12-month period from September 1, 2015 through August 31, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Despite tumultuous swings in market sentiment stemming from global economic developments, stocks and bonds generally produced strong returns over the reporting period. During the fall of 2015, investors reacted cautiously to sluggish global economic growth, plummeting commodity prices, and the first increase in short-term U.S. interest rates in nearly a decade. These worries sparked particularly sharp declines in equities in January 2016, but investor sentiment soon improved when U.S. monetary policymakers refrained from additional rate hikes, other central banks eased their monetary policies further, and commodity prices rebounded. Stocks mostly rallied over the ensuing months, driving several broad measures of stock market performance to new record highs. In the bond market, aggressively accommodative monetary policies and robust investor demand for current income sent yields of high-quality sovereign bonds lower and their prices higher.

Recently we have seen evidence that investors may be shifting their focus away from macroeconomic influences and toward underlying company and industry fundamentals. This development—along with wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets—suggests that selectivity may be a more important determinant of investment success over the months ahead. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Patrick T. Crowe
President
BNY Mellon Funds Trust
September 15, 2016

3

DISCUSSION OF FUND PERFORMANCE

For the period from September 1, 2015 through August 31, 2016, as provided by Patricia A. Larkin, Senior Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2016, BNY Mellon Government Money Market Fund’s Class M shares produced a yield of 0.04%, and its Investor shares produced a yield of 0.01%. Taking into account the effects of compounding, the fund’s Class M shares and Investor shares produced effective yields of 0.04% and 0.01%, respectively.1

Despite a modest increase in short-term interest rates from the Federal Reserve Board (the “Fed”) in December 2015, money market yields remained relatively low during the reporting period.

Effective May 1, 2016, the fund’s name changed from BNY Mellon Money Market Fund to BNY Mellon Government Money Market Fund. At that time, the fund changed its investment policy so that the fund may comply with the definition of “government money market fund” as described in the fund’s prospectus.

The Fund’s Investment Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. To pursue its goal, the fund, which is a “government money market fund,” normally invests at least 99.5% of its total assets in securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, repurchase agreements collateralized solely by cash and/or government securities, and cash. The securities in which the fund invests include those backed by the full faith and credit of the U.S. government, and those that are neither insured nor guaranteed by the U.S. government. The fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in government securities and/or repurchase agreements that are collateralized solely by government securities.

The Economy Grew Slowly despite Robust Job Gains

The reporting period began in the midst of economic headwinds stemming from sluggish global growth. Yet, the U.S. economy continued to recover, and domestic labor markets strengthened with more than 200,000 new jobs created during each of the final three months of the year. The unemployment rate fell from 5.1% in September to 5.0% in December. Commodity prices declined significantly during the fourth quarter, and lower fuel costs put more money in consumers’ pockets. The Fed responded in December to these developments by hiking the federal funds rate 25 basis points to between 0.25% and 0.50%. U.S. GDP grew at an estimated 1.4% annualized rate during the fourth quarter of 2015.

An economic slowdown in China, plunging commodity prices, and severe stock market declines in January 2016 sparked a flight to quality among investors, putting downward pressure on longer-term interest rates. Still, U.S. economic data generally remained positive when the unemployment rate slid to 4.9% and 172,000 jobs were added. Employment data improved further in February with 242,000 new jobs added and a steady unemployment rate.

However, although 186,000 new jobs were created in March, the unemployment rate inched higher to 5.0%. Manufacturing activity expanded for the first time in six months due to surging order volumes and rebounding raw materials prices. April saw the addition of a relatively mild 144,000 new jobs, and the unemployment rate remained unchanged. In contrast, manufacturing and utility output advanced strongly, as did retail sales and median home prices. Inflation accelerated in April amid recovering energy prices.

Economic data was mixed in May. Only 24,000 new jobs were created while the unemployment rate declined to 4.7% as workers left the labor force. On the other hand, food service and retail sales remained strong, and the manufacturing sector continued to expand. Inflation increased to a 2.4% annualized rate amid rebounding fuel prices.

Global investors remained cautious in June due to uncertainty surrounding a referendum in the United Kingdom to leave the European Union, commonly known as “Brexit”, but financial markets bounced back relatively quickly. Meanwhile, an unexpectedly robust 271,000 jobs were created during the month. The unemployment rate increased to 4.9%, reflecting the addition of more job seekers to the labor force. Nonetheless, U.S. GDP grew at a relatively anemic 1.1% annualized rate over the second quarter.

Robust job growth continued in July with the addition of 275,000 positions, and the unemployment rate remained unchanged. Average hourly earnings increased to 2.6% above year-ago levels while the personal savings rate declined. The manufacturing and services sectors continued to expand, albeit at slower rates. August brought disappointing economic news, including a decline in new job creation to 151,000 positions and an unchanged unemployment rate. Activity in the manufacturing sector contracted in August after five consecutive months of expansion.

Gradual and Modest Rate Hikes Expected

U.S. monetary policymakers have refrained from implementing any additional rate hikes so far in 2016. After its meeting in September, the Federal Open Market Committee said, “The Committee judges that the case for an increase in the federal funds rate has strengthened but decided, for the time being, to wait for further evidence of continued progress toward its objectives.” While many analysts expect the Fed to implement at least one rate hike before the end of 2016, we believe any increases are likely to be modest.

Therefore, we have maintained the fund’s weighted average maturity in a range that is consistent with industry averages, and we have retained our focus on quality and liquidity.

September 22, 2016

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Short-term corporate, asset-backed securities holdings and municipal securities holdings (as applicable), while rated in the highest rating category by one or more Nationally Recognized Statistical Ratings Organization (NRSRO) (or unrated, if deemed of comparable quality by the investment adviser), involve credit and liquidity risks and risk of principal loss.

1 Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results. Yields fluctuate. Yields provided reflect the absorption of certain fund expenses by the investment adviser pursuant to an undertaking, which is voluntary and temporary, not contractual, and can be terminated at any time without notice. Had these expenses not been absorbed, fund yields would have been lower, and in some cases, 7-day yields during the reporting period would have been negative absent the expense absorption.

4

For the period from September 1, 2015 through August 31, 2016, as provided by Joseph Irace, Senior Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2016, BNY Mellon National Municipal Money Market Fund’s Class M shares produced a yield of 0.04%, and Investor shares produced a yield of 0.01%. Taking into account the effects of compounding, the fund’s Class M and Investor shares also produced effective yields of 0.04% and 0.01%, respectively.1

Despite an increase in short-term interest rates from the Federal Reserve Board (the “Fed”) in December 2015, money market yields remained relatively low during the reporting period due to robust investor demand for a relatively limited supply of tax-exempt money market instruments.

The Fund’s Investment Approach

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and maintenance of liquidity. To pursue its goal, the fund invests at least 80% of its assets in short-term municipal obligations that provide income exempt from federal income tax. Among these are municipal notes, short-term municipal bonds, tax-exempt commercial paper, and municipal leases. The fund may invest up to 20% of its total assets in taxable money market securities, such as U.S. government obligations, bank and corporate obligations, and commercial paper. The fund also may invest in custodial receipts.

Global Economic Concerns Sparked a Flight to Quality

Early in the reporting period, persistent global economic challenges and sharp declines in commodity prices triggered a worldwide flight to traditional safe havens, such as U.S. Treasury securities. Robust investor demand caused high-quality U.S. bond yields to fall even after the Fed raised short-term interest rates by 25 basis points in December 2015. These conditions persisted through mid-February 2016, when better-than-expected corporate earnings, strong U.S. employment data, and additional monetary easing from overseas central banks triggered a dramatic turnaround in market sentiment. Although investors’ risk appetite generally increased during the spring, demand remained strong for high-quality U.S. bonds that offered higher yields than were available in overseas markets. Consequently, interest rates generally remained low.

Reduced issuance volumes also put downward pressure on municipal money market yields over much of the reporting period. Rising tax receipts for most states and municipalities limited the need for financing, and robust investor demand was met with a relatively meager supply of new instruments. Expectations of higher short-term interest rates and investors’ anticipation of the implementation of money market regulatory reforms scheduled for mid-October of 2016 also convinced investors to stay focused on highly liquid instruments with short maturities. As a result, yields of variable rate demand notes (VRDNs) remained near historical lows until the end of March 2016. Subsequently, issuance volumes increased from states and local authorities entering the market with one-year note financings, and yields of VRDNs and one-year notes moved steadily higher.

Municipal credit conditions appear to have stabilized following several years of gradual improvement in a recovering U.S. economy. Although a number of states and municipalities face pressure from underfunded pension systems, most have benefited from rising tax revenues and balanced operating budgets. Notably, replenished rainy day funds may provide states and municipalities with a cushion against future economic downturns.

Maintaining a Prudent Investment Posture

Like most tax-exempt money market funds, we have maintained a focus on highly liquid, short-term instruments. We set the fund’s weighted average maturity in a range that is consistent with industry averages, which have remained well below historical norms. Indeed, the fund’s short weighted average maturity helped capture higher VRDN yields more quickly as they increased over the reporting period’s second half.

We also have maintained a careful and well-researched credit selection strategy. We have focused mainly on instruments with strong liquidity characteristics, including VRDNs, and we have emphasized broad diversification across municipal issuers and instruments backed by third parties. In our judgment, state general obligation bonds; essential service revenue bonds issued by water, sewer, and electric enterprises; certain local credits with strong financial positions and stable tax bases; and various health care and education issuers should remain stable credits.

Gradual Rate Hikes Expected

The Fed has refrained from implementing any additional rate hikes so far in 2016, indicating at its September meeting that, it is seeking further evidence of continued progress toward its objectives before raising rates. The Fed added that it expects only gradual increases in the federal funds rate over time.

Therefore, while many analysts expect at least one rate hike before the end of 2016, we believe any increases are likely to be modest, and we also believe our continued emphasis on preservation of capital and liquidity remains the prudent course for fund management.

September 22, 2016

An investment in the funds is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Short-term corporate, asset-backed securities holdings and municipal securities holdings (as applicable), while rated in the highest rating category by one or more nationally recognized statistical rating organizations (or unrated, if deemed of comparable quality by Dreyfus), involve credit and liquidity risks and risk of principal loss.

1 Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results. Yields fluctuate. Yields provided reflect the absorption of certain fund expenses by the investment adviser pursuant to an undertaking, which is voluntary and temporary, not contractual, and can be terminated at any time without notice. Had these expenses not been absorbed, fund yields would have been lower, and in some cases, 7-day yields during the reporting period would have been negative absent the expense absorption.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from March 1, 2016 to August 31, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2016
	Class M	Investor Shares
BNY Mellon Government Money Market Fund
Expenses paid per $1,000†	$ 1.61	$ 1.86
Ending value (after expenses)	$ 1,000.30	$ 1,000.10
Annualized expense ratio (%)	.32	.37
BNY Mellon National Municipal Money Market Fund
Expenses paid per $1,000†	$ 1.36	$ 1.61
Ending value (after expenses)	$ 1,000.40	$ 1,000.10
Annualized expense ratio (%)	.27	.32

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August, 31, 2016
	Class M	Investor Shares
BNY Mellon Government Money Market Fund
Expenses paid per $1,000†	$ 1.63	$ 1.88
Ending value (after expenses)	$ 1,023.53	$ 1,023.28
Annualized expense ratio (%)	.32	.37
BNY Mellon National Municipal Money Market Fund
Expenses paid per $1,000†	$ 1.37	$ 1.63
Ending value (after expenses)	$ 1,023.78	$ 1,023.53
Annualized expense ratio (%)	.27	.32

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

August 31, 2016

BNY Mellon Government Money Market Fund
U.S. Government Agencies - 8.5%	Principal Amount ($)		Value ($)
Federal Farm Credit Bank
0.64%, 9/29/16	5,000,000	[a]	5,001,333
Federal Home Loan Bank
0.40% - 0.41%, 9/21/16 - 10/19/16	67,250,000		67,225,847
Total U.S. Government Agencies (cost $72,227,180)			72,227,180
U.S. Treasury Notes - 4.7%

0.44% - 0.50%, 12/31/16 - 5/31/17
(cost $40,061,311)	40,000,000		40,061,311
Repurchase Agreements - 86.8%

ABN AMRO Bank
0.31%-0.32%, dated 8/25/16-8/31/16, due 9/1/16 in the amount of $190,004,258 (fully collateralized by $175,229,118 U.S. Treasuries (including strips), 1.13%-5.38%, due 12/31/18-11/15/45, value $193,800,006)	190,000,000		190,000,000
Bank of Nova Scotia
0.32%, dated 8/31/16, due 9/1/16 in the amount of $146,001,298 (fully collateralized by $139,064,892 U.S. Treasuries (including strips), 0.13%-6.25%, due 4/15/17-5/15/45 , value $148,920,000)	146,000,000		146,000,000
BNP Paribas
0.31%, dated 8/31/16, due 9/1/16 in the amount of $130,001,119 (fully collateralized by $123,239,795 U.S. Treasuries (including strips), 0%-4.38%, due 5/31/21-2/15/43, value $132,600,000)	130,000,000		130,000,000
Credit Agricole CIB
0.31%, dated 8/31/16, due 9/1/16 in the amount of $150,001,292 (fully collateralized by $139,295,870 U.S. Treasuries (including strips), 0%-8.50%, due 11/25/16-8/15/45, value $153,000,000)	150,000,000		150,000,000
Credit Suisse Securities LLC
0.35%, dated 8/25/16, due 9/1/16 in the amount of $50,003,403 (fully collateralized by $107,641,473 Agency Mortgage-Backed Securities, Interest Only, due 5/1/17-8/1/46, value $51,002,032)	50,000,000		50,000,000
TD Securities (USA) LLC
0.31%, dated 8/31/16, due 9/1/16 in the amount of $70,000,603 (fully collateralized by $118,384,100 U.S. Treasuries (including strips), 0%-4.25%, due 4/15/17-11/15/43, value $71,400,060)	70,000,000		70,000,000
Total Repurchase Agreements (cost $736,000,000)			736,000,000
Total Investments (cost $848,288,491)	100.0%		848,288,491
Liabilities, Less Cash and Receivables	.0%		(12,541)
Net Assets	100.0%		848,275,950

a Variable rate security—rate shown is the interest rate in effect at period end. Date shown represents the earlier of the next interest reset date or ultimate maturity date.

Portfolio Summary (Unaudited) †	Value (%)
Repurchase Agreements	86.8
Federal Home Loan Bank	7.9
U.S. Treasury Notes	4.7
Federal Farm Credit Bank	.6
100.0

† Based on net assets.

See notes to financial statements.

7

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Municipal Money Market Fund
Short-Term Investments - 100.0%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Arizona - .3%
Casa Grande Industrial Development Authority, MFHR, Refunding (Center Park Apartments Project) (LOC; FNMA)	0.65	9/7/16	2,010,000	[a]	2,010,000
California - 14.9%
ABAG Finance Authority for Nonprofit Corporations, Revenue (The Grauer Foundation for Education Project) (LOC; Comerica Bank)	0.62	9/7/16	2,185,000	[a]	2,185,000
California Department of Water Resources, Water Revenue, CP (Liquidity Facility; Bank of Montreal)	0.50	9/27/16	6,101,000		6,100,320
California Enterprise Development Authority, IDR (Tri Tool Inc. Project) (LOC; Comerica Bank)	0.66	9/7/16	7,830,000	[a]	7,830,000
California Enterprise Development Authority, Recovery Zone Facility Revenue (Regional Properties, Inc. Project) (LOC; FHLB)	0.59	9/7/16	11,000,000	[a,b]	11,000,000
California Infrastructure and Economic Development Bank, IDR (Alegacy Foodservice Products Group, Inc. and Eagleware Manufacturing Company, Inc. Project) (LOC; Wells Fargo Bank)	0.61	9/7/16	1,500,000	[a]	1,500,000
California Infrastructure and Economic Development Bank, Revenue (SRI International) (LOC; Wells Fargo Bank)	0.61	9/7/16	3,000,000	[a]	3,000,000
California Municipal Finance Authority, Revenue (Westmount College) (LOC; Comerica Bank)	0.72	9/7/16	2,500,000	[a]	2,500,000
California Pollution Control Financing Authority, SWDR (Big Bear Disposal, Inc. Project) (LOC; Union Bank NA)	0.69	9/7/16	2,900,000	[a]	2,900,000
California Pollution Control Financing Authority, SWDR (Mission Trail Waste Systems, Inc. Project) (LOC; Comerica Bank)	0.76	9/7/16	3,600,000	[a]	3,600,000
California Pollution Control Financing Authority, SWDR (South Bay Recycling Project) (LOC; Union Bank NA)	0.69	9/7/16	1,450,000	[a]	1,450,000
California Pollution Control Financing Authority, SWDR, Refunding (BLT Enterprises of Fremont LLC Project) (LOC; Union Bank NA)	0.69	9/7/16	8,165,000	[a]	8,165,000
California Statewide Communities Development Authority, Revenue (New Morgan Hill Country School) (LOC; Comerica Bank)	0.62	9/7/16	12,150,000	[a]	12,150,000
California Statewide Communities Development Authority, Revenue, CP (Kaiser Permanente)	0.55	9/6/16	9,990,000		9,989,643
California Statewide Communities Development Authority, Revenue, CP (Kaiser Permanente)	0.27	9/8/16	13,000,000		12,999,189
		85,369,152
Colorado - 3.1%
Colorado Educational and Cultural Facilities Authority, Revenue (Telluride Mountain School Project) (LOC; Wells Fargo Bank)	0.67	9/7/16	1,165,000	[a]	1,165,000
Sheridan Redevelopment Agency, Tax Increment Revenue, Refunding (South Santa Fe Drive Corridor Redevelopment Project) (LOC; JPMorgan Chase Bank)	0.65	9/7/16	4,800,000	[a]	4,800,000
Southern Ute Indian Tribe of the Southern Ute Indian Reservation, Revenue	0.63	9/7/16	11,650,000	[a,b]	11,650,000
		17,615,000
Connecticut - .5%
Connecticut Health and Educational Facilities Authority, Revenue (Westminster School Issue) (LOC; Bank of America)	0.62	9/7/16	2,670,000	[a]	2,670,000
District of Columbia - .4%
District of Columbia, Revenue (American Geophysical Union Issue) (LOC; Bank of America)	0.65	9/7/16	2,460,000	[a]	2,460,000
Florida - 8.2%
Florida Housing Finance Agency, MFHR (The Woodlands Apartments Project) (LOC; Northern Trust Company)	0.68	9/7/16	10,250,000	[a]	10,250,000

8

BNY Mellon National Municipal Money Market Fund (continued)
Short-Term Investments - 100.0% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Florida - 8.2% (continued)
Jacksonville, IDR (University of Florida Health Sciences Center Clinic) (LOC; Branch Banking and Trust Co.)	0.67	9/7/16	1,900,000	[a]	1,900,000
Jacksonville Electric Authority, Electric System Revenue, CP (Liquidity Facility; U.S. Bank NA)	0.54	9/1/16	22,000,000		22,000,000
Kissimmee Utility Authority, CP (Liquidity Facility; JPMorgan Chase Bank)	0.57	9/6/16	13,200,000		13,199,529
		47,349,529
Illinois - 3.8%
Illinois Finance Authority, IDR (Fitzpatrick Brothers, Inc. Project) (Liquidity Facility; Northern Trust Company)	0.67	9/7/16	2,700,000	[a]	2,700,000
Illinois Finance Authority, Revenue (Marwen Foundation Project) (LOC; Northern Trust Company)	0.62	9/7/16	5,080,000	[a]	5,080,000
Illinois Finance Authority, Revenue (Village of Oak Park Residence Corporation Project) (LOC; PNC Bank NA)	0.60	9/7/16	4,000,000	[a]	4,000,000
Illinois Housing Development Authority, MFHR (Woodlawn Six Apartments) (LOC; FHLMC)	0.62	9/7/16	7,945,000	[a]	7,945,000
Lake Villa, Revenue (The Allendale Association Project) (LOC; Wells Fargo Bank)	0.62	9/7/16	2,185,000	[a]	2,185,000
		21,910,000
Indiana - 2.7%
Crawfordsville, IDR, Refunding (National Service Industries, Inc. Project) (LOC; Wells Fargo Bank)	0.67	9/7/16	4,000,000	[a]	4,000,000
Indiana Finance Authority, EDR (Goodwill Industries of Central Indiana, Inc. Project) (LOC; JPMorgan Chase Bank)	0.64	9/7/16	3,000,000	[a]	3,000,000
Indiana Health Facility Financing Authority, Revenue (Anthony Wayne Rehabilitation Center for Handicapped and Blind, Inc. Project) (LOC; Wells Fargo Bank)	0.67	9/7/16	2,050,000	[a]	2,050,000
Saint Joseph County, Health Care Facility Revenue (South Bend Medical Foundation Project) (LOC; PNC Bank NA)	0.61	9/7/16	6,285,000	[a]	6,285,000
		15,335,000
Kansas - .6%
Burlington, EIR, Refunding (Kansas City Power and Light Company Project) (Liquidity Facility; Mizuho Bank, Ltd.)	0.67	9/7/16	3,250,000	[a]	3,250,000
Kentucky - .6%
Jefferson County, Industrial Revenue, Refunding (Zeochem L.L.C. Project) (LOC; UBS AG)	0.66	9/7/16	3,625,000	[a]	3,625,000
Louisiana - .9%
New Orleans Industrial Development Board, Gulf Opportunity Zone Revenue (521 Tchoupitoulas Street L.L.C. Project) (LOC; FHLB)	0.54	9/7/16	5,175,000	[a]	5,175,000
Maryland - 1.9%
Baltimore County, Revenue (Cross Creek Apartments Facility) (LOC; PNC Bank NA)	0.62	9/7/16	4,250,000	[a]	4,250,000
Baltimore County, Revenue (The Odyssey School Facility) (LOC; M&T Trust)	0.61	9/7/16	1,375,000	[a]	1,375,000
Baltimore County, Revenue, Refunding (Shade Tree Trace Apartments Facility) (LOC; M&T Trust)	0.66	9/7/16	3,165,000	[a]	3,165,000
Maryland Economic Development Corporation, EDR (Prologue, Inc. Project) (LOC; Bank of America)	0.78	9/7/16	2,145,000	[a]	2,145,000
		10,935,000
Massachusetts - 2.4%
Massachusetts Health and Educational Facilities Authority, Revenue (Hillcrest Extended Care Services Issue) (LOC; Bank of America)	0.73	9/7/16	13,835,000	[a]	13,835,000

9

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Municipal Money Market Fund (continued)
Short-Term Investments - 100.0% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Minnesota - 7.4%
Cohasset, Revenue, Refunding (Minnesota Power and Light Company Project) (LOC; JPMorgan Chase Bank)	0.71	9/7/16	3,700,000	[a]	3,700,000
Minnesota Higher Education Facilities Authority, Revenue (Macalester College)	0.63	9/7/16	8,565,000	[a]	8,565,000
Southern Minnesota Municipal Power Agency, Power Supply System Revenue, CP (Liquidity Facility; U.S. Bank NA)	0.67	9/8/16	30,000,000		29,999,533
		42,264,533
Mississippi - 1.7%
Mississippi Business Finance Corporation, Gulf Opportunity Zone IDR (Chevron U.S.A. Inc. Project)	0.60	9/1/16	9,500,000	[a]	9,500,000
New Jersey - 2.6%
Long Beach Township, GO Notes, Refunding, BAN	1.50	9/1/16	3,333,000		3,333,000
New Jersey Economic Development Authority, EDR (Community Options, Inc. Project) (LOC; Wells Fargo Bank)	0.72	9/7/16	400,000	[a]	400,000
New Jersey Economic Development Authority, EDR (The Trustees of the Lawrenceville School Project) (Liquidity Facility; JPMorgan Chase Bank)	0.66	9/1/16	1,500,000	[a]	1,500,000
New Jersey Economic Development Authority, Revenue (The Peddie School Project) (Liquidity Facility; U.S. Bank NA)	0.58	9/7/16	2,250,000	[a]	2,250,000
New Jersey Economic Development Authority, Revenue (The Peddie School Project) (Liquidity Facility; U.S. Bank NA)	0.58	9/7/16	7,105,000	[a]	7,105,000
Tender Option Bond Trust Receipts (Series 2016-ZF0470), (New Jersey Turnpike Authority, Turnpike Revenue) (LOC; Royal Bank of Canada)	0.62	9/7/16	500,000	[a,b,c]	500,000
		15,088,000
New York - 5.4%
Albany Industrial Development Agency, Civic Facility Revenue (Renaissance Corporation of Albany Project) (LOC; M&T Trust)	0.61	9/7/16	2,565,000	[a]	2,565,000
Dutchess County Industrial Development Agency, Civic Facility Revenue (Brookview, Inc. Project) (LOC; M&T Trust)	0.61	9/7/16	7,620,000	[a]	7,620,000
New York City Capital Resource Corporation, Recovery Zone Facility Revenue (WytheHotel Project) (LOC; M&T Trust)	0.59	9/7/16	3,700,000	[a]	3,700,000
New York State Housing Finance Agency, Housing Revenue (25 Washington Street) (LOC; M&T Trust)	0.66	9/7/16	6,900,000	[a]	6,900,000
New York State Housing Finance Agency, Housing Revenue (505 West 37th Street) (LOC; Landesbank Hessen-Thuringen Girozentrale)	0.64	9/1/16	5,700,000	[a]	5,700,000
Onondaga County Industrial Development Agency, Civic Facility Revenue (Syracuse Research Corporation Facility) (LOC; M&T Trust)	0.61	9/7/16	2,670,000	[a]	2,670,000
Saint Lawrence County Industrial Development Agency, Civic Facility Revenue (United Helpers Independent Living Corporation Facility) (LOC; U.S. Bank NA)	0.62	9/7/16	1,725,000	[a]	1,725,000
		30,880,000
North Carolina - 6.6%
North Carolina Capital Facilities Finance Agency, Revenue (North Carolina Aquarium Society Project) (LOC; Bank of America)	0.68	9/7/16	12,760,000	[a]	12,760,000
North Carolina Medical Care Commission, Health Care Facilities Revenue (Cape Fear Valley Health System) (LOC; Branch Banking and Trust Co.)	0.66	9/7/16	25,000,000	[a]	25,000,000
		37,760,000
Ohio - 1.0%
Hamilton County, Hospital Facilities Revenue (Beechwood Home Project) (LOC; PNC Bank NA)	0.61	9/7/16	2,845,000	[a]	2,845,000
Salem, Civic Facility Revenue (Community Center, Inc. Project) (LOC; PNC Bank NA)	0.61	9/7/16	3,000,000	[a]	3,000,000
		5,845,000

10

BNY Mellon National Municipal Money Market Fund (continued)
Short-Term Investments - 100.0% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Pennsylvania - 2.3%
Blair County Industrial Development Authority, Revenue (Homewood at Martinsburg Project) (LOC; M&T Bank)	0.61	9/7/16	1,800,000	[a]	1,800,000
Lancaster County Hospital Authority, Health Center Revenue (LUTHERCARE Project) (LOC; M&T Trust)	0.61	9/7/16	10,530,000	[a]	10,530,000
Pennsylvania Economic Development Financing Authority, EDR (Homewood Retirement Centers Project) (LOC; M&T Bank)	0.76	9/7/16	800,000	[a]	800,000
		13,130,000
South Carolina - .6%
South Carolina Jobs-Economic Development Authority, EDR (YMCA of Coastal Carolina Project) (LOC; Wells Fargo Bank)	0.67	9/7/16	2,290,000	[a]	2,290,000
South Carolina Jobs-Economic Development Authority, Student Housing Revenue (South Carolina State University Housing LLC Project) (LOC; Bank of America)	0.68	9/7/16	1,025,000	[a]	1,025,000
		3,315,000
Tennessee - 8.2%
Clarksville Public Building Authority, Pooled Financing Revenue (Tennessee Municipal Bond Fund) (LOC; Bank of America)	0.67	9/7/16	5,320,000	[a]	5,320,000
Hawkins County Industrial Development Board, IDR, Refunding (Leggett and Platt, Inc. Project) (LOC; Wells Fargo Bank)	0.82	9/7/16	1,750,000	[a]	1,750,000
Metropolitan Government of Nashville and Davidson County, CP (Liquidity Facility; Sumitomo Mitsui Banking Corp.)	0.49	9/2/16	10,000,000		9,999,964
Metropolitan Government of Nashville and Davidson County, CP (Liquidity Facility; Sumitomo Mitsui Banking Corp.)	0.49	9/6/16	8,000,000		7,999,875
Metropolitan Government of Nashville and Davidson County, CP (Liquidity Facility; Sumitomo Mitsui Banking Corp.)	0.49	9/7/16	9,800,000		9,799,608
Tennessee, CP (Liquidity Facility; Tennessee Consolidated Retirement System)	0.50	9/8/16	12,223,000		12,223,000
		47,092,447
Texas - 10.6%
Atascosa County Industrial Development Corporation, PCR, Refunding (San Miguel Electric Cooperative, Inc. Project) (LOC; National Rural Utilities Cooperative Finance Corporation)	0.64	9/7/16	40,000,000	[a]	40,000,000
Harris County Cultural Education Facilities Corporation, Revenue, CP (Methodist Hospital)	0.55	9/13/16	10,000,000		9,999,400
Mission Economic Development Corporation, SWDR (IESI TX Corporation Project) (LOC; Bank of America)	0.68	9/7/16	3,600,000	[a]	3,600,000
Texas Tech University, Revenue, CP	0.45	9/6/16	7,000,000		6,999,837
		60,599,237
Utah - 1.3%
Ogden City Redevelopment Agency, Tax Increment Revenue (LOC; Wells Fargo Bank)	0.67	9/7/16	1,450,000	[a]	1,450,000
Utah Housing Corporation, MFHR (Timbergate Apartments Project) (LOC; FHLMC)	0.61	9/7/16	6,250,000	[a]	6,250,000
		7,700,000
Vermont - 1.4%
Vermont Economic Development Authority, Mortgage Revenue (Wake Robin Corporation Project) (LOC; M&T Bank)	0.61	9/7/16	6,850,000	[a]	6,850,000
Vermont Educational and Health Buildings Financing Agency, Revenue (Capital Asset Financing Program) (LOC; Wells Fargo Bank)	0.65	9/7/16	935,000	[a]	935,000
		7,785,000
Virginia - 2.2%
Loudoun County Industrial Development Authority, IDR (Jack Kent Cooke Foundation Project) (LOC; Northern Trust Company)	0.58	9/7/16	12,500,000	[a]	12,500,000
Washington - 1.4%
Squaxin Island Tribe, Tribal Infrastructure Revenue (LOC; Bank of America)	0.70	9/7/16	4,125,000	[a]	4,125,000

11

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Municipal Money Market Fund (continued)
Short-Term Investments - 100.0% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Washington - 1.4% (continued)
Washington Housing Finance Commission, Nonprofit Revenue (District Council Number Five Apprenticeship and Training Trust Fund Project) (LOC; Wells Fargo Bank)	0.67	9/7/16	4,200,000	[a]	4,200,000
		8,325,000
Wisconsin - 7.0%
Appleton, Recovery Zone Facility Revenue (Foremost Farms Project) (LOC; Cobank ACB)	0.54	9/7/16	22,300,000	[a]	22,300,000
Byron, IDR, Refunding (Ocean Spray Cranberries, Inc. Project) (LOC; Bank of America)	0.67	9/7/16	3,250,000	[a]	3,250,000
Public Finance Authority of Wisconsin, Midwestern Disaster Area Revenue (RPD Holdings, LLC and HGI Wisconsin, LLC Project) (LOC; AgriBank FCB)	0.54	9/7/16	9,000,000	[a]	9,000,000
Wisconsin Health and Educational Facilities Authority, Revenue (Goodwill Industries of North Central Wisconsin, Inc.) (LOC; Wells Fargo Bank)	0.67	9/7/16	5,860,000	[a]	5,860,000
		40,410,000
Total Investments (cost $573,723,123)			100.0%	573,732,898
Liabilities, Less Cash and Receivables			0.0%	(114,864)
Net Assets			100.0%	573,618,034

a Variable rate demand note—rate shown is the interest rate in effect at August 31, 2016. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2016, these securities amounted to $23,150,000 or 4.04% of net assets.

c The fund does not directly own the municipal security indicated; the fund owns an interest in a special purpose entity that, in turn, owns the underlying municipal security. The special purpose entity permits the fund to own interests in underlying assets, but in a manner structured to provide certain advantages not inherent in the underlying bonds (e.g., enhanced liquidity, yields linked to short-term rates).

Portfolio Summary (Unaudited) †	Value (%)
Industrial	22.1
Utility-Electric	19.6
Health Care	12.9
Housing	10.1
Education	8.8
County	4.9
Pollution Control	2.3
State/Territory	2.1
Lease	1.3
Utility-Water and Sewer	1.1
Special Tax	.8
City	.6
Resource Recovery	.6
Transportation Services	.1
Other	12.7
100.0

† Based on net assets.

See notes to financial statements.

12

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option Tax-Exempt Receipts	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

13

STATEMENTS OF ASSETS AND LIABILITIES

August 31, 2016

	BNY Mellon Government Money Market Fund		BNY Mellon National Municipal Money Market Fund
Assets ($):
Investments in securities—See Statements of Investments†	848,288,491	††	573,732,898
Cash	69,625		-
Interest receivable	87,327		299,358
Prepaid expenses	13,360		13,109
	848,458,803		574,045,365
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)	92,705		140,931
Due to Administrator—Note 2(a)	52,508		75,668
Cash overdraft due to Custodian	-		142,782
Accrued expenses	37,640		67,950
	182,853		427,331
Net Assets ($)	848,275,950		573,618,034
Composition of Net Assets ($):
Paid-in capital	848,268,330		574,526,860
Accumulated net realized gain (loss) on investments	7,620		(918,601)
Accumulated net unrealized appreciation (depreciation) on investments	-		9,775
Net Assets ($)	848,275,950		573,618,034
† Investments at cost ($)	848,288,491		573,723,123
†† Value of repurchase agreements—Note 1(b) ($)	736,000,000		-
Net Asset Value Per Share
Class M
Net Assets ($)	839,476,881		571,286,756
Shares Outstanding	839,472,233		572,192,880
Net Asset Value Per Share ($)	1.00		1.00
Investor Shares
Net Assets ($)	8,799,069		2,331,278
Shares Outstanding	8,798,891		2,334,895
Net Asset Value Per Share ($)	1.00		1.00

See notes to financial statements.

14

STATEMENTS OF OPERATIONS

Year Ended August 31, 2016

	BNY Mellon Government Money Market Fund	BNY Mellon National Municipal Money Market Fund
Investment Income ($):
Interest Income	1,246,868	1,620,980
Expenses:
Investment advisory fee—Note 2(a)	549,075	1,249,684
Administration fee—Note 2(a)	458,624	1,044,159
Professional fees	61,575	46,604
Custodian fees—Note 2(b)	58,299	80,622
Trustees’ fees and expenses—Note 2(c)	28,791	65,801
Registration fees	28,374	28,374
Shareholder servicing costs—Note 2(b)	26,490	9,299
Prospectus and shareholders’ reports	12,764	11,494
Miscellaneous	17,919	36,454
Total Expenses	1,241,911	2,572,491
Less—reduction in expenses due to undertakings—Note 2(a)	(123,677)	(791,254)
Less—reduction in administration fees due to undertakings—Note 2(a)	(11,383)	(483,109)
Less—reduction in fees due to earnings credits—Note 2(b)	(12,502)	(3)
Net Expenses	1,094,349	1,298,125
Investment Income—Net	152,519	322,855
Realized and Unrealized Gain (Loss) on Investments—Note1(b) ($):
Net realized gain (loss) on investments	7,620	290,055
Net unrealized appreciation (depreciation) on investments	-	8,154
Net Realized and Unrealized Gain (Loss) on Investments	7,620	298,209
Net Increase in Net Assets Resulting from Operations	160,139	621,064

See notes to financial statements.

15

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon Government Money Market Fund		BNY Mellon National Municipal Money Market Fund
	Year Ended August 31,		Year Ended August 31,
	2016	2015	2016	2015
Operations ($):
Investment income—net	152,519	302	322,855	335
Net realized gain (loss) on investments	7,620	238	290,055	94,639
Net unrealized appreciation (depreciation) on investments	-	-	8,154	988
Net Increase (Decrease) in Net Assets Resulting from Operations	160,139	540	621,064	95,962
Dividends to Shareholders from ($):
Investment income—net:
Class M	(152,052)	(3,522)	(322,615)	(333)
Investor Shares	(705)	(80)	(240)	(2)
Total Dividends	(152,757)	(3,602)	(322,855)	(335)
Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold:
Class M	1,044,715,703	537,567,200	1,340,898,174	1,996,617,457
Investor Shares	13,246,904	16,638,703	1,940,243	10,921,129
Dividends reinvested:
Class M	2	-	11,125	-
Investor Shares	703	80	240	2
Cost of shares redeemed:
Class M	(534,359,610)	(590,314,609)	(1,550,891,069)	(2,066,980,336)
Investor Shares	(12,483,499)	(16,659,704)	(6,403,884)	(6,774,459)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	511,120,203	(52,768,330)	(214,445,171)	(66,216,207)
Total Increase (Decrease) in Net Assets	511,127,585	(52,771,392)	(214,146,962)	(66,120,580)
Net Assets ($):
Beginning of Period	337,148,365	389,919,757	787,764,996	853,885,576
End of Period	848,275,950	337,148,365	573,618,034	787,764,996

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the funds’ financial statements.

	Class M Shares
	Year Ended August 31,
BNY Mellon Government Money Market Fund	2016	2015		2014		2013		2012
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00		1.00		1.00		1.00
Investment Operations:
Investment income—net [a]	.000	.000		.000		.000		.000
Distributions:
Dividends from investment income—net [a]	(.000)	(.000)		(.000)		(.000)		(.000)
Net asset value, end of period	1.00	1.00		1.00		1.00		1.00
Total Return (%)	.04	.00	[b]	.00	[b]	.00	[b]	.00	[b]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.33	.32		.32		.31		.30
Ratio of net expenses to average net assets	.30	.19		.14		.20		.21
Ratio of net investment income to average net assets	.04	.00	[b]	.00	[b]	.00	[b]	.00	[b]
Net Assets, end of period ($ x 1,000)	839,477	329,114		381,864		387,463		857,600

a  Amount represents less than $.001 per share.

b  Amount represents less than .01%.

See notes to financial statements

17

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Year Ended August 31,
BNY Mellon Government Money Market Fund	2016	2015		2014		2013		2012
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00		1.00		1.00		1.00
Investment Operations:
Investment income—net [a]	.000	.000		.000		.000		.000
Distributions:
Dividends from investment income—net [a]	(.000)	(.000)		(.000)		(.000)		(.000)
Net asset value, end of period	1.00	1.00		1.00		1.00		1.00
Total Return (%)	.01	.00	[b]	.00	[b]	.00	[b]	.00	[b]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.58	.57		.57		.56		.58
Ratio of net expenses to average net assets	.32	.19		.14		.19		.22
Ratio of net investment income to average net assets	.01	.00	[b]	.00	[b]	.00	[b]	.00	[b]
Net Assets, end of period ($ x 1,000)	8,799	8,035		8,056		4,640		10,340

a  Amount represents less than $.001 per share.

b  Amount represents less than .01%.

See notes to financial statements

18

	Class M Shares
	Year Ended August 31,
BNY Mellon National Municipal Money Market Fund	2016	2015		2014		2013		2012
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00		1.00		1.00		1.00
Investment Operations:
Investment income—net [a]	.000	.000		.000		.000		.000
Distributions:
Dividends from investment income—net [a]	(.000)	(.000)		(.000)		(.000)		(.000)
Net asset value, end of period	1.00	1.00		1.00		1.00		1.00
Total Return (%)	.04	.00	[b]	.00	[b]	.00	[b]	.00	[b]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.31	.30		.30		.30		.30
Ratio of net expenses to average net assets	.16	.08		.13		.23		.22
Ratio of net investment income to average net assets	.04	.00	[b]	.00	[b]	.00	[b]	.00	[b]
Net Assets, end of period ($ x 1,000)	571,287	780,977		851,238		1,009,973		1,316,666

a  Amount represents less than $.001 per share.

b  Amount represents less than .01%.

See notes to financial statements

.

19

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Year Ended August 31,
BNY Mellon National Municipal Money Market Fund	2016	2015		2014		2013		2012
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00		1.00		1.00		1.00
Investment Operations:
Investment income—net [a]	.000	.000		.000		.000		.000
Distributions:
Dividends from investment income—net [a]	(.000)	(.000)		(.000)		(.000)		(.000)
Net asset value, end of period	1.00	1.00		1.00		1.00		1.00
Total Return (%)	.01	.00	[b]	.00	[b]	.00	[b]	.00	[b]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.56	.56		.55		.57		.56
Ratio of net expenses to average net assets	.17	.09		.13		.24		.23
Ratio of net investment income to average net assets	.01	.00	[b]	.00	[b]	.00	[b]	.00	[b]
Net Assets, end of period ($ x 1,000)	2,331	6,788		2,648		2,865		1,022

a  Amount represents less than $.001 per share.

b  Amount represents less than .01%.

See notes to financial statements

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently consisting of twenty-five series, including the following diversified funds: BNY Mellon Government Money Market Fund and BNY Mellon National Municipal Money Market Fund (each, a “fund” and collectively, the “funds”). The objectives of the funds are as follows: BNY Mellon Government Money Market Fund’s investment objective is to seek as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. BNY Mellon National Municipal Money Market Fund’s investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (the “Investment Adviser”). The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares, which are sold without a sales charge.

The Trust’s Boards of Trustees (the “Board”) approved, effective May 1, 2016, a proposal to change the name of “BNY Mellon Money Market Fund” to “BNY Mellon Government Money Market Fund”.

Also, effective May 1, 2016, the Board approved a proposal to change BNY Mellon Money Market Fund’s investment strategy so that the fund may comply with the new definition of “government money market fund” established by the Securities and Exchange Commission. In connection with the proposed change in BNY Mellon Money Market Fund’s investment strategy, the fund’s shareholders approved a proposal to remove a fundamental investment restriction that requires the fund, under normal market conditions, to invest at least 25% of its assets in obligations issued by banks.

Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class M and Investor. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

It is each fund’s policy to maintain a continuous net asset value per share of $1.00; the funds have adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the funds will be able to maintain a stable net asset value per share of $1.00.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 under the Act. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined by procedures established by and under the general supervision of the Board.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced

21

NOTES TO FINANCIAL STATEMENTS (continued)

disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected within Level 2 of the fair value hierarchy.

At August 31, 2016, all of the securities in each fund were considered Level 2 of the fair value hierarchy.

At August 31, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

BNY Mellon Government Money Market Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by Dreyfus, subject to the seller’s agreement to repurchase and the fund agreement to resell such securities at a mutually agreed upon price. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller. The fund may also jointly enter into one or more repurchase agreements with other Dreyfus-managed funds in accordance with an exemptive order granted by the SEC pursuant to section 17(d) and Rule 17d-1 under the Act. Any joint repurchase agreements must be collateralized fully by U.S. Government securities.

(c) Dividends to shareholders: It is the policy of each fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of each fund not to distribute such gains.

(d) Federal income taxes: It is the policy of BNY Mellon Government Money Market Fund to continue to qualify as a regulated investment company if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

It is the policy of BNY Mellon National Municipal Money Market Fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

For federal income tax purposes, each fund is treated as a separate entity for the purpose of determining such qualification.

As of and during the period ended August 31, 2016, the funds did not have any liabilities for any uncertain tax positions. Each fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended August 31, 2016, the funds did not incur any interest or penalties.

Each tax year in the four-year period ended August 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2016, the components of accumulated earnings on a tax basis for each fund were substantially the same as for financial reporting purposes.

22

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), each fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

BNY Mellon National Municipal Money Market Fund has an unused capital loss carryover of $918,601 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2016. If not applied, the carryover expires in fiscal year 2017.

The tax character of distributions paid to shareholders for each fund during the fiscal periods ended August 31, 2016 and August 31, 2015 was all ordinary income for BNY Mellon Government Money Market Fund and all tax-exempt income for BNY Mellon National Municipal Money Market Fund.

During the period ended August 31, 2016, as a result of permanent book to tax differences, primarily due to dividend reclassification, BNY Mellon Government Money Market Fund increased accumulated undistributed investment income-net by $238 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

At August 31, 2016, BNY Mellon National Municipal Money Market Fund had accumulated unrealized appreciation on investments of $9,775.

At August 31, 2016, the cost of investments for federal income tax purposes for each fund was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

NOTE 2—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .15% of BNY Mellon Government Money Market Fund and .15% of BNY Mellon National Municipal Money Market Fund.

Pursuant to the Administration Agreement, The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion    .15%

$6 billion up to $12 billion   .12%

In excess of $12 billion    .10%

The Investment Adviser has undertaken to waive receipt of the management/administration fee and/or reimburse operating expenses in order to facilitate a daily yield at or above a certain level which may change from time to time. This undertaking is voluntary and not contractual, and may be terminated at any time. Table 1 summarizes the reduction in expenses for each fund, pursuant to these undertakings, during the period ended August 31, 2016.

Table 1 —Expense Reductions

BNY Mellon Government Money Market Fund
Expense waiver	$123,677
Administration fee waiver	11,383
BNY Mellon National Municipal Money Market Fund
Expense waiver	791,254
Administration fee waiver	483,109

(b) Each fund has adopted a Shareholder Services Plan with respect to its Investor shares. Each fund pays the Distributor at an annual rate of .25% of the value of its Investor shares average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 2 summarizes the amounts Investor shares were charged during the period ended August 31, 2016, pursuant to the Shareholder Services Plan. Additional fees included in Shareholder servicing costs in the Statements of Operations primarily include fees paid for cash management charges.

23

NOTES TO FINANCIAL STATEMENTS (continued)

Table 2 —Shareholder Services Plan Fees

BNY Mellon Government Money Market Fund	$26,472
BNY Mellon National Municipal Money Market Fund	9,288

The funds have arrangements with the transfer agent and the custodian whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the funds include net earnings credits as expense offsets in the Statements of Operations.

Each fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the funds. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. The Bank of New York Mellon pays each fund’s transfer agent fees out of the administration fee it receives from the Trust. Table 3 summarizes the amount each fund was charged during the period ended August 31, 2016 for cash management services, which is included in Shareholder servicing costs in the Statements of Operations. Cash management fees were partially offset by earnings credits, also summarized in Table 3.

Each fund compensates The Bank of New York Mellon, under a custody agreement for providing custodial services for each fund. These fees are determined based on net assets, geographic region and transaction activity. Table 4 summarizes the amount each fund was charged during the period ended August 31, 2016 pursuant to the custody agreement. These fees were partially offset by earnings credits for each relevant fund, also summarized in Table 4.

Each fund compensates The Bank of New York Mellon under a shareholder redemptions draft processing agreement for providing certain services related to the funds’ check writing privilege. Table 5 summarizes the amount each fund was charged during the period ended August 31, 2016 for cash management services, which is included in Shareholder servicing costs in the Statements of Operations.

Table 5 —The Bank of New York Mellon Cash Management Fees

BNY Mellon Government Money Market Fund	$4
BNY Mellon National Municipal Money Market Fund	2

During the period ended August 31, 2016, each fund was charged $9,967 for services performed by the Chief Compliance Officer and his staff.

Table 6 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statements of Assets and Liabilities for each fund.

Table 3—Cash Management Agreement Fees
	Dreyfus Transfer, Inc. Cash Management Fees ($)	Dreyfus Transfer, Inc. Earnings Credits ($)
BNY Mellon Government Money Market Fund	14	(5)
BNY Mellon National Municipal Money Market Fund	9	(3)

Table 4—Custody Agreement Fees
	Custody Fees ($)	Earnings Credits ($)
BNY Mellon Government Money Market Fund	58,299	(12,497)
BNY Mellon National Municipal Money Market Fund	80,622	-

Table 6—Due to The Dreyfus Corporation and Affiliates
	Investment Advisory Fees ($)	Shareholder Services Plan Fees ($)	Custodian Fees ($)	Chief Compliance Officer Fees ($)	Less Expense Reimbursement ($)
BNY Mellon Government Money Market Fund	63,890	1,827	22,267	6,416	(1,695)
BNY Mellon National Municipal Money Market Fund	91,110	535	43,051	6,416	(181)

24

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

BNY Mellon National Municipal Money Market Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment adviser), common Trustees and/or common officers, complies with Rule 17a-7 under the Act. During the period ended August 31, 2016, the fund engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act amounting to $1,258,580,000 and $1,314,108,000 respectively.

NOTE 4—Regulatory Developments:

On July 23, 2014, the SEC adopted amendments to the rules that govern the operations of money market mutual funds. The degree to which a fund will be impacted by the amendments will depend upon the type of fund and the type of investors (retail or institutional). The amendments have staggered compliance dates, but funds must be in compliance with all amendments by October 14, 2016. At this time, management continues to evaluate the implications of the amendments and their impact to the relevant fund’s operations, financial statements and accompanying notes.

25

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

We have audited the accompanying statements of assets and liabilities of BNY Mellon Government Money Market Fund (formerly known as BNY Mellon Money Market Fund) and BNY Mellon National Municipal Money Market Fund, (collectively the “Funds”) each a series of BNY Mellon Funds Trust, including the statements of investments, as of August 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.

Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BNY Mellon Government Money Market Fund and BNY Mellon National Municipal Money Market Fund, as of August 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 28, 2016

26

IMPORTANT TAX INFORMATION (Unaudited)

BNY Mellon Government Money Market Fund

For federal tax purposes the fund reports the maximum amount allowable but not less than 90.86% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

BNY Mellon National Municipal Money Market Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2016 as “exempt-interest dividends” (not generally subject to regular Federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2016 calendar year on Form 1099-DIV, which will be mailed in early 2017.

27

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT (Unaudited)

At a meeting of the Trust’s Board of Trustees held on March 7-8, 2016, the Board considered the renewal of the Trust’s Investment Advisory Agreement and Administration Agreement (together, the “Agreement”), pursuant to which BNY Mellon Fund Advisers, a division of Dreyfus, provides the funds with investment advisory services and The Bank of New York Mellon provides the funds with administrative services. The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain of these administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Funds. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to the funds. Dreyfus provided the number of open accounts in each fund, each fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to each fund.

The Board also considered research support available to, and portfolio management capabilities of, each fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Funds’ Performance and Management Fees and Expense Ratios. The Board reviewed reports prepared by Broadridge Financial Solutions (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2015, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to each fund and comparison funds.

As applicable to each fund, Dreyfus representatives reviewed with the Board the management or investment advisory fees paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund (the “Similar Funds”), and explained the nature of the Similar Funds. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness of the fund’s management fee.

BNY Mellon Money Market Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods (ranking in the fourth quartile of the Performance Group and Performance Universe for most periods), except for the ten-year period when the fund’s performance was at the Performance Group median and above the Performance Universe median. The Board noted the relatively narrow spreads between the fund’s returns and the Performance Group and Performance Universe medians (one or two basis points) when the fund’s performance was below the median.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was slightly above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians (highest in the Expense Group) and the fund’s total expenses were slightly above the Expense Group and Expense Universe

28

medians. The Board also considered the current fee waiver and expense reimbursement arrangement undertaken by Dreyfus.

BNY Mellon National Municipal Money Market Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods (lowest in the Performance Group for the ten-year period and ranking in the fourth quartile of the Performance Group and/or Performance Universe in most periods). The Board noted the relatively narrow spreads between the fund’s returns and the Performance Group and Performance Universe medians (one or two basis points) when the fund’s performance was below the median.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were slightly above the Expense Group and Expense Universe medians. The Board also considered the current fee waiver and expense reimbursement arrangement undertaken by Dreyfus.

Both Funds

Dreyfus advised the Board that relative underperformance was the result of Dreyfus’ conservative investment approach, including its credit standards and the maintenance of short average portfolio maturities, which Dreyfus employed to seek to reduce risk.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing each fund (which was zero) and the aggregate profitability percentage to Dreyfus and its affiliates for managing each fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus to each fund. The Board also noted the fee waiver and expense reimbursement arrangement for each fund and its effect on the profitability of Dreyfus and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of the funds.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in a fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading each fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus to each fund are adequate and appropriate.

• The Board generally was satisfied with the funds’ relative performance in light of the considerations described above.

• The Board concluded that the fee paid to Dreyfus by each fund supported the renewal of the Agreement in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the funds had been adequately considered by Dreyfus in connection with the fee rate charged to each fund pursuant to the Agreement and that, to the extent in the future it were determined that

29

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT (Unaudited) (continued)

material economies of scale had not been shared with a fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of each fund and the services provided to the funds by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of each fund and the investment management and other services provided under the Agreement, including information on the investment performance of each fund in comparison to similar mutual funds and benchmark performance measures; general market outlook as applicable to each fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for each fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreement.

30

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Patrick J. O’Connor (73)

Chairman of the Board (2000)

Principal Occupation During Past 5 Years:

• Attorney, Cozen and O’Connor, P.C. since 1973, including Vice Chairman since 1980 and Chief Executive Officer and President from 2002 to 2007

No. of Portfolios for which Board Member Serves: 25

———————

John R. Alchin (68)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Retired since 2007

• Executive of Comcast Corporation, a cable services provider, from 1990 to 2007, including Executive Vice-President, Co-Chief Financial Officer and Treasurer, from 2002 to 2007

Other Public Company Board Memberships During Past 5 Years:

• Polo Ralph Lauren Corporation, a retail clothing and home furnishing company, Director (2007-present)

No. of Portfolios for which Board Member Serves: 25

———————

Ronald R. Davenport (80)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Chairman of Sheridan Broadcasting Corporation since July 1972

No. of Portfolios for which Board Member Serves: 25

———————

Jack Diederich (79)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired; Executive Vice President—Chairman’s Counsel of Alcoa Inc. from 1991 to 1997

Other Public Company Board Memberships During Past 5 Years:

• Continental Mills, a dry baking products company, Board Member

No. of Portfolios for which Board Member Serves: 25

———————

Kim D. Kelly (60)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Consultant since 2005

• Chief Restructuring Officer of Allegiance Communications LLC from August 2011 to January 2013

• Director and Chair of Broadview Networks Holdings, Inc. from August 2011 to November 2012

Other Public Company Board Memberships During Past 5 Years:

• MCG Capital Corp., Director (2004-present)

• Broadview Network Holdings, Inc.-Director and Chair (2011-2012)

No. of Portfolios for which Board Member Serves: 25

———————

Kevin C. Phelan (72)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Mortgage Banker, Colliers International since March 1978, including,

Co-Chairman since 2010, President since 2007 and Executive Vice President and

Director from March 1998 to September 2007

No. of Portfolios for which Board Member Serves: 25

———————

Patrick J. Purcell (68)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Owner, President and Publisher of the Boston Herald since February 1994

• President and Founder, jobfind.com, an employment search site on the world wide web, since July 1996

• President and Chief Executive Officer, Herald Media since 2001

No. of Portfolios for which Board Member Serves: 25

———————

Thomas F. Ryan, Jr. (75)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired since April 1999

• President and Chief Operating Officer of the American Stock Exchange from

October 1995 to April 1999

Other Public Company Board Memberships During Past 5 Years:

• RepliGen Corporation, a biopharmaceutical company, Director (2002-present)

No. of Portfolios for which Board Member Serves: 25

———————

31

BOARD MEMBERS INFORMTION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Maureen M. Young (71)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired since 2007

• Director of the Office of Government Relations at Carnegie Mellon University

from January 2000 to December 2007

No. of Portfolios for which Board Member Serves: 25

———————

Once elected all Board Members serve for an indefinite term. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS. For individual account holders for Private Wealth Management clients, please contact your account officer or call 1-888-281-7350.

32

OFFICERS OF THE TRUST (Unaudited)

PATRICK T. CROWE, President since July 2015.

National Director of Investment Advisory, Analytics and Solutions for BNY Mellon Wealth Management since July 2014; from July 2007 to July 2014, Managing Director for BNY Mellon Wealth Management's Tri-State region, comprising New York, New Jersey and Southern Connecticut. He is 52 years old and has served in various capacities with BNY Mellon since 1993.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2015.

Senior Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (66 investment companies, comprised of 161 portfolios). He is 59 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Ant-Money Laudering Compliance Officer January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 61 investment companies (comprised of 156 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Distributor since 1997.

33

NOTES

34

NOTES

35

For More Information

The BNY Mellon Funds

c/o The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Investment Adviser

BNY Mellon Fund Advisers, a division of
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Administrator

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Sub-Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:
BNY Mellon Government Money Market Fund	Class M: MLMXX	Investor: MLOXX
BNY Mellon National Municipal Money Market Fund	Class M: MOMXX	Investor: MNTXX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of BNY Mellon Wealth Advisors (BNYWA), please contact your financial representative or call 1-800-830-0549, Option 2. Individual Account holders, please call Dreyfus at 1-800-DREYFUS.

Mail WM clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 9879, Providence, RI 02940-8079

Each fund will disclose daily, on www.dreyfus.com, the fund’s complete schedule of holdings as of the end of the previous business day. The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

Each fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation	MFTAR0816-MM

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Thomas F. Ryan, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Thomas F. Ryan is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $636,300 in 2015 and $655,440 in 2016.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $104,400 in 2015 and $107,485 in 2016.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2015 and $0 in 2016.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $70,400 in 2015 and $75,400 in 2016.  These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2014 and $0 in 2015.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2015 and $0 in 2016.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2015 and $0 in 2016.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $13,738,906 in 2015 and $19,018,000 in 2016.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Funds Trust

By:       /s/ Patrick T. Crowe

            Patrick T. Crowe

            President

Date:    October 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Patrick T. Crowe

            Patrick T. Crowe

            President

Date:    October 27, 2016

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    October 27, 2016

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)